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                                                                EXECUTION COPY
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                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                             WELLS FARGO BANK, N.A.,
                as Master Servicer and Securities Administrator,

                                       and

                        U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated March 30, 2006

                       ----------------------------------

                       Mortgage Pass-Through Certificates

                                  Series 2006-3

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms...................................................5
Section 1.02  Interest Calculations..........................................46

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans...................................46
Section 2.02  Acceptance by the Trustee or Custodian of the Mortgage
                Loans........................................................52
Section 2.03  Representations, Warranties and Covenants of the Master
                Servicer.....................................................56
Section 2.04  Representations and Warranties of the Depositor as to

                                   ARTICLE III

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.06  Rights of the Depositor, the Securities Administrator and
                the Trustee in Respect of the Master Servicer................64
Section 3.07  Trustee to Act as Master Servicer..............................64
Section 3.08  Servicer Custodial Accounts and Escrow Accounts................64
Section 3.09  Collection of Mortgage Loan Payments; Master Servicer
                Custodial Account and Certificate Account....................65
Section 3.10  Access to Certain Documentation and Information Regarding
                the Mortgage Loans...........................................68
Section 3.11  Permitted Withdrawals from the Certificate Account and

                                      - i -

Section 3.17  Documents, Records and Funds in Possession of the Master

Section 3.23  Maintenance of the Rounding Account; Collections
                Thereunder...................................................83

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

Section 4.01  Master Servicer's Certificate..................................84

                                    ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

Section 5.07  Rights of the Tax Matters Person in Respect of the

Section 5.10  Master Servicer, Securities Administrator and Trustee
                Indemnification.............................................113
Section 5.11  Principal Distributions on the Special Retail Certificates....113

                                   ARTICLE VI

                                THE CERTIFICATES

                                     - ii -

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

Section 7.01  Respective Liabilities of the Depositor and the
                Master Servicer.............................................123
Section 7.02  Merger or Consolidation of the Depositor or the
                Master Servicer.............................................123
Section 7.03  Limitation on Liability of the Depositor, the Master
                Servicer and Others.........................................123
Section 7.04  Depositor and Master Servicer Not to Resign...................124

                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default ............................................124
Section 8.02  Remedies of Trustee ..........................................126
Section 8.03  Directions by Certificateholders and Duties of Trustee
                During Event of Default.....................................127
Section 8.04  Action upon Certain Failures of the Master Servicer and

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01  Duties of Trustee and Securities Administrator................129
Section 9.02  Certain Matters Affecting the Trustee and the Securities
                Administrator...............................................131
Section 9.03  Neither Trustee nor Securities Administrator Liable for
                Certificates or Mortgage Loans..............................133
Section 9.04  Trustee and Securities Administrator May Own Certificates.....134
Section 9.05  Eligibility Requirements for Trustee and the Securities
                Administrator...............................................134
Section 9.06  Resignation and Removal of Trustee and the Securities
                Administrator...............................................135
Section 9.07  Successor Trustee or Securities Administrator.................136
Section 9.08  Merger or Consolidation of Trustee or Securities

Section 9.11  Securities Administrator's Fees and Expenses and

Section 9.15  Trustee or Securities Administrator May Enforce Claims
                Without Possession of Certificates..........................141
Section 9.16  Suits for Enforcement ........................................141
Section 9.17  Waiver of Bond Requirement ...................................141
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....141

                                     - iii -

                                    ARTICLE X

                                   TERMINATION

Section 10.01  Termination upon Purchase or Liquidation of All
                 Mortgage Loans.............................................141
Section 10.02  Additional Termination Requirements..........................144

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.10  Regulation AB Compliance; Intent of the Parties;
                 Reasonableness.............................................149

                                     - iv -

                                  EXHIBITS

Exhibit A-1AR      Form of Face of Class 1-A-R Certificate
Exhibit A-1A1      Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2      Form of Face of Class 1-A-2 Certificate
Exhibit A-2A1      Form of Face of Class 2-A-1 Certificate
Exhibit A-2A2      Form of Face of Class 2-A-2 Certificate
Exhibit A-3A1      Form of Face of Class 3-A-1 Certificate
Exhibit A-3A2      Form of Face of Class 3-A-2 Certificate
Exhibit A-4A1      Form of Face of Class 4-A-1 Certificate
Exhibit A-4A2      Form of Face of Class 4-A-2 Certificate
Exhibit A-4A3      Form of Face of Class 4-A-3 Certificate
Exhibit A-4A4      Form of Face of Class 4-A-4 Certificate
Exhibit A-4A5      Form of Face of Class 4-A-5 Certificate
Exhibit A-4A6      Form of Face of Class 4-A-6 Certificate
Exhibit A-4A7      Form of Face of Class 4-A-7 Certificate
Exhibit A-4A8      Form of Face of Class 4-A-8 Certificate
Exhibit A-4A9      Form of Face of Class 4-A-9 Certificate
Exhibit A-4A10     Form of Face of Class 4-A-10 Certificate
Exhibit A-4A11     Form of Face of Class 4-A-11 Certificate
Exhibit A-4A12     Form of Face of Class 4-A-12 Certificate
Exhibit A-4A13     Form of Face of Class 4-A-13 Certificate
Exhibit A-4A14     Form of Face of Class 4-A-14 Certificate
Exhibit A-4A15     Form of Face of Class 4-A-15 Certificate
Exhibit A-4A16     Form of Face of Class 4-A-16 Certificate
Exhibit A-4A17     Form of Face of Class 4-A-17 Certificate
Exhibit A-4A18     Form of Face of Class 4-A-18 Certificate
Exhibit A-4A19     Form of Face of Class 4-A-19 Certificate
Exhibit A-4A20     Form of Face of Class 4-A-20 Certificate
Exhibit A-5A1      Form of Face of Class 5-A-1 Certificate
Exhibit A-5A2      Form of Face of Class 5-A-2 Certificate
Exhibit A-5A3      Form of Face of Class 5-A-3 Certificate
Exhibit A-5A4      Form of Face of Class 5-A-4 Certificate
Exhibit A-5A5      Form of Face of Class 5-A-5 Certificate
Exhibit A-5A6      Form of Face of Class 5-A-6 Certificate
Exhibit A-5A7      Form of Face of Class 5-A-7 Certificate
Exhibit A-5A8      Form of Face of Class 5-A-8 Certificate
Exhibit A-5A9      Form of Face of Class 5-A-9 Certificate
Exhibit A-6A1      Form of Face of Class 6-A-1 Certificate
Exhibit A-XIO      Form of Face of Class X-IO Certificate
Exhibit A-XPO      Form of Face of Class X-PO Certificate
Exhibit B-M        Form of Face of Class M Certificate
Exhibit B-B1       Form of Face of Class B-1 Certificate
Exhibit B-B2       Form of Face of Class B-2 Certificate
Exhibit B-B3       Form of Face of Class B-3 Certificate
Exhibit B-B4       Form of Face of Class B-4 Certificate
Exhibit B-B5       Form of Face of Class B-5 Certificate

                                      - v -

Exhibit B-B6       Form of Face of Class B-6 Certificate
Exhibit C          Form of Reverse of all Certificates
Exhibit D-1        Loan Group 1 Mortgage Loan Schedule
Exhibit D-2        Loan Group 2 Mortgage Loan Schedule
Exhibit D-3        Loan Group 3 Mortgage Loan Schedule
Exhibit D-4        Loan Group 4 Mortgage Loan Schedule
Exhibit D-5A       Loan Group 5A Mortgage Loan Schedule
Exhibit D-5B       Loan Group 5B Mortgage Loan Schedule
Exhibit D-6        Loan Group 6 Mortgage Loan Schedule
Exhibit E          Request for Release of Documents
Exhibit F          Form of Certification of Establishment of Account
Exhibit G-1        Form of Transferor's Certificate
Exhibit G-2A       Form 1 of Transferee's Certificate
Exhibit G-2B       Form 2 of Transferee's Certificate
Exhibit H          Form of Transferee Representation Letter for ERISA
                   Restricted Certificates
Exhibit I          Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J          List of Recordation States
Exhibit K          Form of Initial Certification
Exhibit L          Form of Final Certification
Exhibit M          Form of Sarbanes-Oxley Certification
Exhibit N          Form of Securities Administrator's Certification
Exhibit O          Planned Balance Schedules
Exhibit P          [Reserved]
Exhibit Q          Relevant Servicing Criteria
Exhibit R          Additional Form 10-D Disclosure
Exhibit S          Additional Form 10-K Disclosure
Exhibit T          Form 8-K Disclosure
Exhibit U          Form of Back-up Certification

                                     - vi -

                         POOLING AND SERVICING AGREEMENT

      THIS POOLING AND SERVICING AGREEMENT, dated March 30, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), WELLS
FARGO BANK, N.A., as master servicer (together with its permitted successors and assigns, in such capacity, the "Master Servicer") and as securities administrator (together with its permitted successors and assigns, in such capacity, the "Securities Administrator"), and U.S. BANK NATIONAL ASSOCIATION,
as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H T H A T:

      In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

      In exchange for the Certificates, the Depositor hereby conveys the Trust
Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes shall be treated as three real estate mortgage investment conduits
(the "Upper-Tier REMIC," the "Intermediate Lower-Tier REMIC" and the "Lower-Tier
REMIC," respectively, and each a "REMIC"). The Uncertificated Lower-Tier
Interests will represent the "regular interests" and the Class LR Interest shall be the "residual interest" in the Lower-Tier REMIC for purposes of the REMIC
Provisions. The Uncertificated Lower-Tier Interests shall constitute the assets of the Intermediate Lower-Tier REMIC. The Uncertificated Intermediate Lower-Tier
Interests shall constitute the "regular interests" and the Class ILR Interest shall be the "residual interest" in the Intermediate Lower-Tier REMIC. The
Uncertificated Intermediate Lower-Tier Interests shall constitute the assets of the Upper-Tier REMIC. The Senior Certificates (other than the Class 1-A-R, the
Class 4-A-15, the Class 4-A-16, the Class 5-A-1, the Class 5-A-2, the Class
5-A-3, the Class X-IO and the Class X-PO Certificates), the Components, the
Class M Certificates and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the
Upper-Tier REMIC for purposes of the REMIC Provisions. The Class UR Interest shall be the "residual interest" in the Upper-Tier REMIC for purposes of the
REMIC Provisions. The Class 1-A-R Certificate shall represent beneficial ownership of the Class LR Interest, the Class ILR Interest and the Class UR
Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

      The following table sets forth characteristics of the Certificates and the
Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

                                                                 INTEGRAL
                  INITIAL CLASS       PASS-                    MULTIPLES IN
               CERTIFICATE BALANCE   THROUGH      MINIMUM       EXCESS OF
CLASSES        OR NOTIONAL AMOUNT     RATE      DENOMINATION     MINIMUM
Class 1-A-R      $          100      6.000%     $      100         N/A
Class 1-A-1      $   60,085,000      6.000%     $    1,000         $1
Class 1-A-2      $    2,018,000      6.000%     $    1,000         $1
Class 2-A-1      $   37,175,000      6.000%     $    1,000         $1
Class 2-A-2      $    1,249,000      6.000%     $    1,000         $1
Class 3-A-1      $   42,001,000      5.750%     $    1,000         $1
Class 3-A-2      $    1,411,000      5.750%     $    1,000         $1
Class 4-A-1      $    3,090,000      5.750%     $    1,000         $1
Class 4-A-2      $    2,000,000      5.750%     $    1,000         $1
Class 4-A-3      $    1,273,000      5.750%     $    1,000         $1
Class 4-A-4      $    6,017,000      5.750%     $    1,000         $1
Class 4-A-5      $    2,983,000      5.750%     $    1,000         $1
Class 4-A-6      $    1,000,000      5.750%     $    1,000         $1
Class 4-A-7      $      356,000      5.750%     $    1,000         $1
Class 4-A-8      $    8,562,000      5.750%     $    1,000         $1
Class 4-A-9      $    4,719,000      5.750%     $    1,000         $1
Class 4-A-10     $   43,716,000      5.750%     $    1,000         $1
Class 4-A-11     $   15,045,000      5.750%     $    1,000         $1
Class 4-A-12     $    1,686,000      5.750%     $    1,000         $1
Class 4-A-13     $   11,240,500      5.500%     $    1,000         $1
Class 4-A-14     $   11,240,500      6.000%     $    1,000         $1
Class 4-A-15     $  125,789,000       (1)       $    1,000         $1
Class 4-A-16     $    4,373,000       (2)       $    1,000         $1
Class 4-A-17     $   14,186,000      5.750%     $    1,000         $1
Class 4-A-18     $      553,000      5.750%     $    1,000         $1
Class 4-A-19     $  114,141,000      5.750%     $    1,000         $1
Class 4-A-20     $   10,425,000      5.750%     $    1,000         $1
Class 5-A-1      $   21,938,000       (3)       $    1,000         $1
Class 5-A-2      $      737,000       (4)       $    1,000         $1
Class 5-A-3      $   43,308,000       (5)       $    1,000         $1
Class 5-A-4      $   29,247,000      5.500%     $    1,000         $1
Class 5-A-5      $  102,088,000      5.500%     $    1,000         $1
Class 5-A-6      $    4,650,000      5.500%     $    1,000         $1
Class 5-A-7      $   44,007,000      5.500%     $    1,000         $1
Class 5-A-8      $   26,738,000      5.500%     $    1,000         $1
Class 5-A-9      $   70,745,000      5.500%     $    1,000         $1
Class 6-A-1      $   38,518,000       (6)       $    1,000         $1
Class X-IO              (7)           (7)       $1,000,000         $1
Class X-PO              (8)           (8)       $    1,000         $1
Class M          $   12,310,000       (9)       $   25,000         $1
Class B-1        $    4,733,000       (9)       $   25,000         $1
Class B-2        $    5,206,000       (9)       $   25,000         $1

                                      - 2 -

                                                                 INTEGRAL
                  INITIAL CLASS       PASS-                    MULTIPLES IN
               CERTIFICATE BALANCE   THROUGH      MINIMUM       EXCESS OF
CLASSES        OR NOTIONAL AMOUNT     RATE      DENOMINATION     MINIMUM
Class B-3        $     3,313,000      (9)       $    25,000        $1
Class B-4        $     1,893,000      (9)       $    25,000        $1
Class B-5        $     1,893,000      (9)       $    25,000        $1
Class B-6        $     1,420,775      (9)       $    25,000        $1

                INITIAL COMPONENT                                INTEGRAL
                   BALANCE OR         PASS-                    MULTIPLES IN
               COMPONENT NOTIONAL    THROUGH      MINIMUM       EXCESS OF
COMPONENTS           AMOUNT           RATE      DENOMINATION     MINIMUM
Class 4-4A15     $    50,372,000      (1)           N/A            N/A
Class 5-4A15     $    75,417,000      (1)           N/A            N/A
Class 4-4A16     $     1,751,000      (2)           N/A            N/A
Class 5-4A16     $     2,622,000      (2)           N/A            N/A
Class 5A-5A1     $    20,148,000      (3)           N/A            N/A
Class 5B-5A1     $     1,790,000      (3)           N/A            N/A
Class 5A-5A2     $       677,000      (4)           N/A            N/A
Class 5B-5A2     $        60,000      (4)           N/A            N/A
Class 5A-5A3     $    40,000,000      (5)           N/A            N/A
Class 5B-5A3     $     3,308,000      (5)           N/A            N/A
Class 1-X-IO             (10)        6.000%         N/A            N/A
Class 2-X-IO             (10)        6.000%         N/A            N/A
Class 3-X-IO             (10)        6.000%         N/A            N/A
Class 4-X-IO             (10)        6.000%         N/A            N/A
Class 5-X-IO             (10)        6.000%         N/A            N/A
Class 1-X-PO     $        10,120      (11)          N/A            N/A
Class 2-X-PO     $       712,061      (11)          N/A            N/A
Class 3-X-PO     $       713,588      (11)          N/A            N/A
Class 4-X-PO     $     5,113,188      (11)          N/A            N/A
Class 5A-X-PO    $       916,021      (11)          N/A            N/A
Class 5-X-PO     $        54,346      (11)          N/A            N/A

_____________________

(1)   The Class 4-A-15 Certificates are entitled to principal and interest and will be deemed for purposes of principal and interest distributions to have two Components (the Class 4-4A15 Component and the Class 5A-4A15
      Component). Interest will accrue on the Class 4-4A15 Component and Class
      5A-4A15 Component at the rates of 5.750% and 5.500%, respectively, per annum. Interest will be payable on each Distribution Date on the Class
      4-A-15 Certificates at an effective rate equal to the weighted average of the Class 4-4A15 Component and Class 5A-4A15 Component interest rates. For the initial Distribution Date in April 2006, this rate is expected to be approximately 5.600112% per annum.

(2)   The Class 4-A-16 Certificates are entitled to principal and interest and will be deemed for purposes of principal and interest distributions to have two Components (the Class 4-4A16 Component and the Class 5A-4A16
      Component). Interest will accrue on the Class 4-4A16 Component and Class
      5A-4A16 Component at the rates of 5.750% and 5.500%, respectively, per annum. Interest will be payable on each Distribution Date on the Class
      4-A-16 Certificates at an effective rate equal to the weighted average of the Class 4-4A16 Component and Class 5A-4A16 Component interest rates. For the initial Distribution Date in April 2006, this rate is expected to be approximately 5.600103% per annum.

(3)   The Class 5-A-1 Certificates are entitled to principal and interest and, will be deemed for purposes of principal and interest distributions to have two Components (the Class 5A-5A1 Component and the Class 5B-5A1
      Component). Interest will accrue on both the Class 5A-5A1

                                      - 3 -

      Component and the Class 5B-5A1 Component at the rate of 5.500% per annum.
      Therefore, interest will be payable on each Distribution Date on the Class
      5-A-1 Certificates at an effective rate equal to 5.500% per annum.

(4)   The Class 5-A-2 Certificates are entitled to principal and interest and, will be deemed for purposes of principal and interest distributions to have two Components (the Class 5A-5A2 Component and the Class 5B-5A2
      Component). Interest will accrue on both the Class 5A-5A2 Component and the Class 5B-5A2 Component at the rate of 5.500% per annum. Therefore, interest will be payable on each Distribution Date on the Class 5-A-2
      Certificates at an effective rate equal to 5.500% per annum.

(5)   The Class 5-A-3 Certificates are entitled to principal and interest and, will be deemed for purposes of principal and interest distributions to have two Components (the Class 5A-5A3 Component and the Class 5B-5A3
      Component). Interest will accrue on both the Class 5A-5A3 Component and the Class 5B-5A3 Component at the rate of 5.500% per annum. Therefore, interest will be payable on each Distribution Date on the Class 5-A-3
      Certificates at an effective rate equal to 5.500% per annum. See
      "Description of the Certificates--Interest" in this prospectus supplement.

(6)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6
      Mortgage Loans (based on the Stated Principal Balance of the Group 6
      Mortgage Loans on the Due Date in the month preceding the month of such
      Distribution Date). For the initial Distribution Date in April 2006, this rate is expected to be approximately 6.275255% per annum.

(7)   The Class X-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of six
      Components: the Class 1-X-IO, Class 2-X-IO, Class 3-X-IO, Class 4-X-IO,
      Class 5A-X-IO and Class 5B-X-IO Components. The Components of the Class
      X-IO Certificates are not severable. The initial notional amount of the
      Class X-IO Certificates will be approximately $19,785,479.

(8)   The Class X-PO Certificates are Principal Only Certificates and will be deemed for purposes of distributions of principal to consist of six
      Components: the Class 1-X-PO, Class 2-X-PO, Class 3-X-PO, Class 4-X-PO,
      Class 5A-X-PO and Class 5B-X-PO Components. The Components of the Class
      X-PO Components are not severable. The initial class balance of the Class
      X-PO Certificates will be approximately $7,519,325.

(9)   Interest will accrue on the Class M Certificates and Class B Certificates for each Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i)
      with respect to Loan Group 1, 6.000%, (ii) with respect to Loan Group 2,
      6.000%, (iii) with respect to Loan Group 3, 5.750%, (iv) with respect to
      Loan Group 4, 5.75%, (v) with respect to Loan Group 5A, 5.500%, (v) with respect to Loan Group 5B, 5.500% and (vi) with respect to Loan Group 6, at a per annum rate equal to the weighted average of the Net Mortgage
      Interest Rates of each of the Group 6 Mortgage Loans (based on the Stated
      Principal Balances of the Mortgage Loans in each Loan Group on the due date in the month preceding the month of such Distribution Date. For the initial Distribution Date in April 2006, this rate is expected to be approximately 5.684422% per annum.

(10)  The Class 1-X-IO, Class 2-X-IO, Class 3-X-IO, Class 4-X-IO, Class 5A-X-IO
      and Class 5B-X-IO Components are Interest Only Components, have no component balance and will bear interest on their notional amounts
      (initially approximately $1,923,237, $764,566, $348,633, $8,101,698,
      $7,965,864 and $681,481, respectively).

(11)  The Class 1-X-PO, Class 2-X-PO, Class 3-X-PO, Class 4-X-PO, Class 5A-X-PO
      and Class 5B-X-PO Components are Principal Only Components and will not be entitled to distributions in respect of interest.

                                      - 4 -

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01  Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

      10-K Filing Deadline: As defined in Section 3.22(c).

      1933 Act: The Securities Act of 1933, as amended.

      Accretion Termination Date: For (i) the Class 4-A-17 Certificates and the
Class 4-A-18 Certificates, will be the earlier to occur of (1) the Distribution
Date following the Distribution Date on which the aggregate class balances of the Class 4-A-19 Certificates and the Class 4-A-20 Certificates and the Class
4-4A15 Component and the Class 4-4A16 Component have been reduced to zero and
(2) the related Senior Credit Support Depletion Date and (ii) the Class 5A-5A1,
Class 5B-5A1, Class 5A-5A2 and Class 5B-5A2 Components, will be the earlier to occur of (1) the Distribution Date following the Distribution Date on which the aggregate class balances of the Class 5-A-4, the Class 5-A-5, the Class 5-A-6,
the Class 5-A-7, the Class 5-A-8 and the Class 5-A-9 Certificates and the Class
5A-4A15 Component and the Class 5A-4A16 Component have been reduced to zero and
(2) the related Senior Credit Support Depletion Date.

      Accrual Distribution Amount: For any Distribution Date, an amount equal to the amounts allocated, but not currently distributable to the Class 4-A-17
Certificates and Class 4-A-18 Certificates and Class 5A-5A1, Class 5B-5A1, Class
5A-5A2 and Class 5B-5A2 Components.

      Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other than the Class 4-A-15, Class 4-A-16, Class 5-A-1,
Class 5-A-2, Class 5-A-3 and Class X- IO Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable
Pass-Through Rate on the applicable Class Certificate Balance or Notional
Amount. For any Distribution Date and the Class 4-A-15, Class 4-A-16, Class
5-A-1, Class 5-A-2, Class 5-A-3 and Class X-IO Certificates, the sum of the
Accrued Component Interest for each Class 4-A-15, Class 4-A-16, Class 5-A-1,
Class 5-A-2, Class 5-A-3 or Class X-IO Component, as applicable.

      Accrued Component Interest: For any Distribution Date and each interest-bearing Component, one month's interest accrued during the related
Interest Accrual Period at the applicable Pass-Through Rate on the related
Notional Amount in the case of the Class X-IO Components or at the applicable
Pass-Through Rate on the related Component Balance in the case of the Class
4-A-15, Class 4-A-16, Class 5-A-1, Class 5-A-2 and Class 5-A-3 Components.

      Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K
Disclosure or Form 8-K Disclosure Information which is attached hereto as
Exhibit V.

      Additional Form 10-D Disclosure: As defined in Section 3.22(b).

                                      - 5 -

      Additional Form 10-K Disclosure: As defined in Section 3.22(c).

      Additional Servicer: A Subcontractor engaged by the Master Servicer or the
Securities Administrator that is a "servicer" within the meaning of Item 1101 of
Regulation AB and meets the criteria in Item 1108(a)(2)(i) through (iii) of
Regulation AB.

      Adjusted Pool Amount: With respect to any Distribution Date and Loan
Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans of such
Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments,
Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to
Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized
Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-off Date through the end of the month preceding such Distribution Date.

      Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution
Date and any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan
Group 5A or Loan Group 5B, the difference between the Adjusted Pool Amount and the Adjusted Pool Amount (PO Portion) for such Loan Group.

      Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5A
or Loan Group 5B, the sum of the amount, calculated as follows, with respect to each Outstanding Mortgage Loan in such Loan Group: the product of (i) the PO
Percentage for such Mortgage Loan and (ii) the remainder of (A) the Cut-off Date
Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances,
Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts)
and distributed to Holders of the Certificates of the Related Group on such
Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such
Mortgage Loan from the Cut-off Date through the end of the month preceding such
Distribution Date.

      Advance: A Periodic Advance or a Servicing Advance.

      Advance Date: As to any Distribution Date and each Mortgage Loan, the
Business Day preceding the related Remittance Date.

      Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

      Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan or, in certain cases, an automated valuation model (if applicable) or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the
Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at

                                      - 6 -

the time of refinancing or, in certain cases, an automated valuation model (if applicable) or tax assessed value, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance
Policy in force.

      Assessment of Compliance: As defined in Section 3.21(a).

      Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

      Attestation Report: As defined in Section 3.21(b).

      Authenticating Agents: As defined in Section 9.10.

      Back-up Certification: As defined in Section 3.22(e).

      BAFC: Banc of America Funding Corporation.

      BAMCC: Banc of America Mortgage Capital Corporation.

      BANA: Bank of America, National Association, a national banking association, or its successor in interest.

      BANA Servicing Agreement: The Servicing Agreement, dated March 30, 2006, by and between BAFC, as depositor, and BANA, as servicer.

      Book-Entry Certificate: All Classes of Certificates other than the
Physical Certificates.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the states in which the servicing offices of any Servicer are located, the state or states in which the master servicing offices of the Master Servicer are located or the state or states in which the Corporate Trust Offices of the
Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

      Buy-Down Account: The separate Eligible Account or Accounts created and maintained by a Servicer pursuant to Section 3.08.

      Buy-Down Agreement: An agreement governing the application of Buy-Down
Funds with respect to a Buy-Down Mortgage Loan.

      Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a
Buy-Down Mortgage Loan.

      Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related
Mortgagor will be less

                                      - 7 -

than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided from Buy-Down Funds.

      Calculated Principal Distribution: As defined in Section 5.03(d).

      Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-3 that are issued pursuant to this
Agreement.

      Certificate Account: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(b) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Certificateholders and designated "Wells Fargo Bank, N.A., as Securities
Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-3." The Certificate Account shall be deemed to consist of three sub-accounts; one for Loan Groups 1, 2, 3, 4, 5A, 5B and 6, a second sub-account referred to herein as the Intermediate Lower-Tier Certificate
Sub-Account and a third sub-account referred to herein as the Upper-Tier
Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this
Agreement.

      Certificate Balance: With respect to any Certificate (other than the Class
X-IO Certificates) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate
Balance of the Class of Certificates of which such Certificate is a part. The
Class X-IO Certificates have no Certificate Balance.

      Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Securities Administrator.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

      Certificate Register: The register maintained pursuant to Section 6.02.

      Certificate Registrar: The registrar appointed pursuant to Section 6.02.

      Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the
Securities Administrator shall not be responsible for knowing that any
Certificate is registered in the name of an affiliate of the Depositor or the
Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

                                      - 8 -

      Class: As to the Certificates, the Class 1-A-R, Class 1-A-1, Class 1-A-2,
Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2,
Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8,
Class 4-A-9, Class 4-A-10, Class 4-A-11, Class 4-A-12, Class 4-A-13, Class
4-A-14, Class 4-A-15, Class 4-A-16, Class 4-A-17, Class 4-A-18, Class 4-A-19,
Class 4-A-20, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5,
Class 5-A-6, Class 5-A-7, Class 5-A-8, Class 5-A-9, Class 6-A-1, Class M, Class
B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class X-IO and Class
X-PO Certificates, as the case may be.

      Class 1-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 1, the amount, if any, by which the Class Certificate Balance of the Class 1-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b) to such Class, without regard to the operation of Section 5.03(e).

      Class 1-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 1, the lesser of
(a) the Class Certificate Balance of the Class 1-A-2 Certificate with respect to such Distribution Date prior to any reduction for the Class 1-A-2 Loss
Allocation Amount and (b) the Class 1-A-1 Loss Amount with respect to such
Distribution Date.

      Class 1-X-IO Notional Amount: With respect to each Distribution Date and the Class 1-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 1 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 1 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 1 Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 6.00% and
(b) the denominator of which is equal to 6.00%.

      Class 2-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 2, the amount, if any, by which the Class Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b) to such Class, without regard to the operation of Section 5.03(e).

      Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 2, the lesser of
(a) the Class Certificate Balance of the Class 2-A-2 Certificate with respect to such Distribution Date prior to any reduction for the Class 2-A-2 Loss
Allocation Amount and (b) the Class 2-A-1 Loss Amount with respect to such
Distribution Date.

      Class 2-X-IO Notional Amount: With respect to each Distribution Date and the Class 2-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 2 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 2 Premium Mortgage Loans

                                      - 9 -

(based on the Stated Principal Balances of the Group 2 Premium Mortgage Loans as
of the due date in the month preceding the month of such Distribution Date)
minus 6.00% and (b) the denominator of which is equal to 6.00%.

      Class 3-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 3, the amount, if any, by which the Class Certificate Balance of the Class 3-A-1 Certificate would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b) to such Class, without regard to the operation of Section 5.03(e).

      Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 3, the lesser of
(a) the Class Certificate Balance of the Class 3-A-2 Certificate with respect to such Distribution Date prior to any reduction for the Class 3-A-2 Loss
Allocation Amount and (b) the Class 3-A-1 Loss Amount with respect to such
Distribution Date.

      Class 3-X-IO Notional Amount: With respect to each Distribution Date and the Class 3-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 3 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 3 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 3 Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 5.75% and
(b) the denominator of which is equal to 6.00%.

      Class 4-A-15 Component: Any of the Class 4-4A15 Component or the Class
5A-4A15 Component.

      Class 4-A-15 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 4, the amount, if any, by which the Class Certificate Balance of the Class 4-A-15 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b) to such Class, without regard to the operation of Section 5.03(e).

      Class 4-A-16 Component: Any of the Class 4-4A16 Component or the Class
5A-4A16 Component.

      Class 4-A-16 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 4, the lesser of
(a) the Class Certificate Balance of the Class 4-A-16 Certificate with respect to such Distribution Date prior to any reduction for the Class 4-A-16 Loss
Allocation Amount and (b) the Class 4-A-15 Loss Amount with respect to such
Distribution Date.

      Class 4-A-17 Accrual Distribution Amount: As to any Distribution Date, an
amount equal to the sum of amounts allocated but not currently distributable to the Class 4-A-17 Certificates in respect of interest in respect of Section 5.02.

                                     - 10 -

      Class 4-A-17 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 4, the amount, if any, by which the Class Certificate Balance of the Class 4-A-17 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b) to such Class, without regard to the operation of Section 5.03(e).

      Class 4-A-18 Accrual Distribution Amount: As to any Distribution Date, an
amount equal to the amounts allocated but not currently distributable to the
Class 4-A-18 Certificates in respect of interest in respect of Section 5.02.

      Class 4-A-18 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 4, the lesser of
(a) the Class Certificate Balance of the Class 4-A-18 Certificate with respect to such Distribution Date prior to any reduction for the Class 4-A-18 Loss
Allocation Amount and (b) the Class 4-A-17 Loss Amount with respect to such
Distribution Date.

      Class 4-X-IO Notional Amount: With respect to each Distribution Date and the Class 4-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 4 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 5.75% and
(b) the denominator of which is equal to 6.00%.

      Class 5-A-1 Component: Any of the Class 5A-5A1 Component or the Class
5B-5A1 Component.

      Class 5-A-1 Component Accrual Distribution Amount: As to any Distribution
Date, an amount equal to the sum of amounts allocated but not currently distributable to the Class 5A-5A1 Component and the Class 5B-5A1 Component in
respect of interest in respect of Section 5.02.

      Class 5-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 5A, the amount, if any, by which the Class Certificate Balance of the Class 5-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b) to such Class, without regard to the operation of Section 5.03(e).

      Class 5-A-2 Component: Any of the Class 5A-5A2 Component or the Class
5B-5A2 Component.

      Class 5-A-2 Component Accrual Distribution Amount: As to any Distribution
Date, an amount equal to the sum of amounts allocated but not currently distributable to the Class 5A-5A2 Component and the Class 5B-5A2 Component in
respect of interest in respect of Section 5.02.

                                     - 11 -

      Class 5-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 5A, the lesser of
(a) the Class Certificate Balance of the Class 5-A-2 Certificate with respect to such Distribution Date prior to any reduction for the Class 5-A-2 Loss
Allocation Amount and (b) the Class 5-A-1 Loss Amount with respect to such
Distribution Date.

      Class 5-A-3 Component: Any of the Class 5A-5A3 Component or the Class
5B-5A3 Component.

      Class 5A-X-IO Notional Amount: With respect to each Distribution Date and the Class 5A-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 5A Premium Mortgage Loans as of
the Due Date in the month preceding the month of such Distribution Date and (ii)
a fraction, (a) the numerator of which is equal to the weighted average of the
Net Mortgage Interest Rates of the Group 5A Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 5A Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 5.50% and
(b) the denominator of which is equal to 6.00%.

      Class 5A-5A1 Accrual Distribution Amount: As to any Distribution Date, an
amount equal to the amounts allocated but not currently distributable to the
Class 5A-5A1 Component in respect of interest in respect of Section 5.02.

      Class 5A-5A2 Accrual Distribution Amount: As to any Distribution Date, an
amount equal to the amounts allocated but not currently distributable to the
Class 5A-5A12 Component in respect of interest in respect of Section 5.02.

      Class 5B-5A1 Accrual Distribution Amount: As to any Distribution Date, an
amount equal to the amounts allocated but not currently distributable to the
Class 5B-5A1 Component in respect of interest in respect of Section 5.02.

      Class 5B-5A2 Accrual Distribution Amount: As to any Distribution Date, an
amount equal to the amounts allocated but not currently distributable to the
Class 5B-5A2 Component in respect of interest in respect of Section 5.02.

      Class 5B-X-IO Notional Amount: With respect to each Distribution Date and the Class 5B-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 5B Premium Mortgage Loans as of
the Due Date in the month preceding the month of such Distribution Date and (ii)
a fraction, (a) the numerator of which is equal to the weighted average of the
Net Mortgage Interest Rates of the Group 5B Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 5B Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 5.50% and
(b) the denominator of which is equal to 6.00%.

      Class X-IO Notional Amount: With respect to any Distribution Date, an amount equal to the sum of the Class 1-X-IO Notional Amount, the Class 2-X-IO
Notional Amount, the Class 3-X-IO Notional Amount, the Class 4-X-IO Notional
Amount, the Class 5A-X-IO Notional Amount and the Class 5B-X-IO Notional Amount
for such Distribution Date.

                                     - 12 -

      Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4,
Class B-5 and Class B-6 Certificates.

      Class Certificate Balance: With respect to any Class of Certificates
(other than the Class 4-A-15, Class 4-A-16, Class 5-A-1, Class 5-A-2, Class
5-A-3, Class X-IO and Class X-PO Certificates) and any date of determination, and subject to Section 5.03(e), an amount equal to (a) the Initial Class
Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto (including in the case of a Class of
Subordinate Certificates, any principal otherwise payable to such Class of
Subordinate Certificates used to pay any Class PO Deferred Amounts), (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to
Section 5.03(b) and (iii) in the case of the Class 4-A-17, Class 4-A-18, Class
5-A-1 and Class 5-A-2 Certificates, any reduction allocated thereto pursuant to
Section 5.03(d) plus (B) the sum of (i) all increases in Class Certificate
Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) in the case of the Class 4-A-17 Certificates and Class 4-A-18 Certificates, the related
Accrual Distribution Amount previously added to the Class Certificate Balances of such Certificates. The Class Certificate Balance of the Class 4-A-15
Certificates as of any date of determination shall equal the sum of the
Component Balances of Class 4-A-15 Components. The Class Certificate Balance of
the Class 4-A-16 Certificates as of any date of determination shall equal the sum of the Component Balances of Class 4-A-16 Components. The Class Certificate
Balance of the Class 5-A-1 Certificates as of any date of determination shall equal the sum of the Component Balances of Class 5-A-1 Components. The Class
Certificate Balance of the Class 5-A-2 Certificates as of any date of determination shall equal the sum of the Component Balances of Class 5-A-2
Components. The Class Certificate Balance of the Class 5-A-3 Certificates as of
any date of determination shall equal the sum of the Component Balances of Class
5-A-3 Components. The Class Certificate Balance of the Class X-PO Certificates
as of any date of determination shall equal the sum of the Component Balances of the Class PO Components. The Class X-IO Certificates are Interest Only
Certificates and have no Class Certificate Balance.

      Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than the Class 4-A-15, Class 4-A-16, Class 5-A-1,
Class 5-A-2, Class 5-A-3 and Class X-IO Certificates), the amount by which
Accrued Certificate Interest for such Class (as reduced pursuant to Section
5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest
Distribution Amount." For any Distribution Date and the Class 4-A-15, Class
4-A-16, Class 5-A-1, Class 5-A-2, Class 5-A-3 and Class X-IO Certificates, the
sum of the Component Interest Shortfalls for the Class 4-A-15, Class 4-A-16,
Class 5-A-1, Class 5-A-2, Class 5-A-3 and Class X-IO Components, as applicable.

      Class IO Component: Any of the Class 1-X-IO Component, the Class 2-X-IO
Component, the Class 3-X-IO Component, the Class 4-X-IO Component, the Class
5A-X-IO and the Class 5B-X-IO Component.

      Class PO Component: Any of the Class 1-X-PO Component, the Class 2-X-PO
Component, Class 3-X-PO Component, the Class 4-X-PO Component, the Class 5A-X-PO
Component and the Class 5B-X-PO Component.

                                     - 13 -

      Class PO Deferred Amount: As to any Distribution Date and each Class PO
Component, the sum of the amounts by which the Component Balance of such Class
PO Component will be reduced on such Distribution Date or has been reduced on prior Distribution Dates as a result of Section 5.03(b) less the sum of (a) the
Class PO Recoveries with respect to the Related Loan Group for prior
Distribution Dates and (b) the amounts distributed to such Class PO Component pursuant to Section 5.02(a)(iii) on prior Distribution Dates.

      Class PO Recovery: As to any Distribution Date and Loan Group, the lesser of (a) (i) in the case of Group 1, the Class PO Deferred Amount for the Class
1-X-PO Component for such Distribution Date, (ii) in the case of Group 2, the
Class PO Deferred Amount for the Class 2-X-PO Component for such Distribution
Date, (iii) in the case of Group 3, the Class PO Deferred Amount for the Class
3-X-PO Component for such Distribution Date, (iv) in the case of Group 4, the
Class PO Deferred Amount for the Class 4-X-PO Component for such Distribution
Date, (v) in the case of Group 5A, the Class PO Deferred Amount for the Class
5A-X-PO Component for such Distribution Date and (vi) in the case of Group 5B, the Class PO Deferred Amount for the Class 5B-X-PO Component for such
Distribution Date and (b) an amount equal to the sum, as to each Mortgage Loan in such Loan Group as to which there has been a Recovery received during the calendar month preceding the month of such Distribution Date, of the product of
(x) the PO Percentage with respect to such Mortgage Loan and (y) the amount of the Recovery received during the calendar month preceding the month of such
Distribution Date with respect to such Mortgage Loan.

      Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than the Class 4-A-15, Class 4-A-16, Class 5-A-1,
Class 5-A-2, Class 5-A-3 and Class X-IO Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior
Distribution Dates pursuant to clause (ii) of the definition of "Interest
Distribution Amount." As to any Distribution Date and the Class 4-A-15, Class
4-A-16, Class 5-A-1, Class 5-A-2, Class 5-A-3 or Class X-IO Certificates, the
sum of the Component Unpaid Interest Shortfalls for the Class 4-A-15, Class
4-A-16, Class 5-A-1, Class 5-A-2, Class 5-A-3 or Class X-IO Components, as
applicable.

      Closing Date: March 30, 2006.

      Code: The Internal Revenue Code of 1986, as amended.

      Commission: The U.S. Securities and Exchange Commission.

      Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) the aggregate Servicing Fee payable to such
Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date and (b) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans serviced by such
Servicer resulting from Principal Prepayments on such Mortgage Loans during the calendar month preceding the month of such Distribution Date.

      Compliance Statement: As defined in Section 3.20.

                                     - 14 -

      Component: Any of the Class 4-A-15 Components, Class 4-A-16 Components,
Class 5-A-1 Components, Class 5-A-2 Components, Class 5-A-3 Components, Class IO
Components or Class PO Components.

      Component Balance: With respect to any Class 4-A-15, Class 4-A-16, Class
5-A-1, Class 5-A-2, Class 5-A-3 or Class PO Component and any date of determination, the Initial Component Balance of such Component minus the sum of
(i) all distributions of principal made with respect thereto and (ii) all reductions in the related Component Balance previously allocated thereto pursuant to Section 5.03(b) plus in the case of the Class 5-A-1 and Class 5-A-2
Components, the related Accrual Distribution Amount previously added to the
Component Balances of such Components. The Class IO Components are interest only
Components and have no Component Balance.

      Component Interest Distribution Amount: For any Distribution Date and any
Class 4-A-15, Class 4-A-16, Class 5-A-1, Class 5-A-2, Class 5-A-3 or Class IO
Component, the sum of (i) the Accrued Component Interest for such Component and
(ii) any Component Unpaid Interest Shortfall for such Component. The Class PO
Components are principal only Components and are not entitled to distributions of interest.

      Component Interest Shortfall: For any Distribution Date and any Class
4-A-15, Class 4-A-16, Class 5-A-1, Class 5-A-2, Class 5-A-3 or Class IO
Component, the amount by which Accrued Component Interest for such Component exceeds the amount of interest actually distributed on such Component on such
Distribution Date pursuant to clause (i) of the definition of "Component
Interest Distribution Amount."

      Component Notional Amount: As of any Distribution Date, any of the Class
1-X-IO Notional Amount, Class 2-X-IO Notional Amount, Class 3-X-IO Notional
Amount, Class 4-X-IO Notional Amount, Class 5A-X-IO Notional Amount or Class
5B-X-IO Notional Amount, as applicable.

      Component Unpaid Interest Shortfall: As to any Distribution Date and any
Class 4-A-15, Class 4-A-16, Class 5-A-1, Class 5-A-2, Class 5-A-3 or Class IO
Component, the amount by which the aggregate Component Interest Shortfall for such Component on prior Distribution Dates exceeds the amount of interest actually distributed on such Component on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

      Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and

                                     - 15 -

relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

      Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: With respect to the Trustee, the office of the
Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:
Corporate Trust Services, BAFC, Series 2006-3, or at such other address as the
Trustee may designate from time to time by notice to the Certificateholders, the
Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the
Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - BAFC
2006-3, and for certificate transfer purposes is located at Sixth Street and
Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust
Services - BAFC 2006-3, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the
Depositor, the Trustee and the Master Servicer.

      Corresponding Upper-Tier Class, Classes, Component or Components: As to
the following Uncertificated Intermediate Lower-Tier Interests, the
Corresponding Upper-Tier Class, Classes or Component, as follows:

--------------------------------------------------------------------------------
         UNCERTIFICATED                        CORRESPONDING UPPER-TIER
INTERMEDIATE LOWER-TIER INTEREST       CLASS, CLASSES, COMPONENT OR COMPONENTS
--------------------------------------------------------------------------------

Class 1-A-IT1 Interest              Class 1-A-1 and Class 1-A-2 Certificates
--------------------------------------------------------------------------------

Class 1-A-ITR Interest              Class 1-A-R Certificates
--------------------------------------------------------------------------------

Class 1-ITIO Interest               Class 1-X-IO Component
--------------------------------------------------------------------------------

Class 1-ITPO Interest               Class 1-X-PO Component
--------------------------------------------------------------------------------

Class 2-A-IT1 Interest              Class 2-A-1 and Class 2-A-2 Certificates
--------------------------------------------------------------------------------

                                     - 16 -

--------------------------------------------------------------------------------
         UNCERTIFICATED                        CORRESPONDING UPPER-TIER
INTERMEDIATE LOWER-TIER INTEREST       CLASS, CLASSES, COMPONENT OR COMPONENTS
--------------------------------------------------------------------------------

Class 2-ITIO Interest               Class 2-X-IO Component
--------------------------------------------------------------------------------

Class 2-ITPO Interest               Class 2-X-PO Component
--------------------------------------------------------------------------------

Class 3-A-IT1 Interest              Class 3-A-1 and Class 3-A-2 Certificates
--------------------------------------------------------------------------------

Class 3-ITIO Interest               Class 3-X-IO Component
--------------------------------------------------------------------------------

Class 3-ITPO Interest               Class 3-X-PO Component
--------------------------------------------------------------------------------

Class 4-A-IT1 Interest              Class 4-A-1, Class4-A-2, Class 4-A-3,
                                    Class 4-A-4, Class 4-A-5, Class 4-A-6,
                                    Class 4-A-7, Class 4-A-8, Class 4-A-9,
                                    Class 4-A-10, Class 4-A-11, Class 4-A-12,
                                    Class 4-A-13, Class 4-A-14, Class 4-A-17,
                                    Class 4-A-18, Class 4-A-19 and Class 4-A-20
                                    Certificates and Class 4-4A15 and
                                    Class 4-4A16 Components
--------------------------------------------------------------------------------

Class 4-ITIO Interest               Class 4-X-IO Component
--------------------------------------------------------------------------------

Class 4-ITPO Interest               Class 4-X-PO Component
--------------------------------------------------------------------------------

Class 5A-A-IT1 Interest             Class 5-A-5, Class 5-A-6, Class 5-A-7,
                                    Class 5-A-8 and Class 5-A-9 Certificates
                                    and Class 5A-4A15, Class 5A-4A16,
                                    Class 5A-5A1, Class 5A-5A2 and Class 5A-5A3
                                    Components
--------------------------------------------------------------------------------

Class 5A-ITIO Interest              Class 5A-X-IO Component
--------------------------------------------------------------------------------

Class 5A-ITPO Interest              Class 5A-X-PO Component
--------------------------------------------------------------------------------

Class 5B-A-IT1                      Class 5-A-4 Certificates and Class 5B-5A1,
                                    Class 5B-5A2 and Class 5B-5A3 Components
--------------------------------------------------------------------------------

Class 5B-ITIO Interest              Class 5B-X-IO Component
--------------------------------------------------------------------------------

Class 5B-ITPO Interest              Class 5B-X-PO Component
--------------------------------------------------------------------------------

Class 6-A-IT1 Interest              Class 6-A-1 Certificates
--------------------------------------------------------------------------------

Class M-IT1 Interest                Class M Certificates
--------------------------------------------------------------------------------

Class B-IT1 Interest                Class B-1 Certificates
--------------------------------------------------------------------------------

Class B-IT2 Interest                Class B-2 Certificates
--------------------------------------------------------------------------------

                                     - 17 -

--------------------------------------------------------------------------------
         UNCERTIFICATED                        CORRESPONDING UPPER-TIER
INTERMEDIATE LOWER-TIER INTEREST       CLASS, CLASSES, COMPONENT OR COMPONENTS
--------------------------------------------------------------------------------

Class B-IT3 Interest                Class B-3 Certificates
--------------------------------------------------------------------------------

Class B-IT4 Interest                Class B-4 Certificates
--------------------------------------------------------------------------------

Class B-IT5 Interest                Class B-5 Certificates
--------------------------------------------------------------------------------

Class B-IT6 Interest                Class B-6 Certificates
--------------------------------------------------------------------------------

      Custodian: Initially, the Trustee and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any
Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed
Custodian.

      Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the
Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

      Cut-off Date: March 1, 2006.

      Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group which is $64,200,172 for Loan Group 1, $40,451,692 for Loan Group 2, $45,608,264
for Loan Group 3, $319,865,226 for Loan Group 4, $401,042,672 for Loan Group 5A,
$35,617,790 for Loan Group 5B and $39,812,385 for Loan Group 6.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

      Debt Service Reduction: As to any Mortgage Loan and any Determination
Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage
Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with

                                     - 18 -

respect to payment due thereunder in accordance with the terms of such Mortgage
Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

      Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

      Deceased Holder: A Certificate Owner of a Special Retail Certificate who
was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Securities Administrator and the Depository Participant a certified copy of the death certificate and any additional evidence of death satisfactory to the Securities Administrator and the Depository Participant and any tax waivers requested by the Securities
Administrator and the Depository Participant.

      Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

      Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable
Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

      Definitive Certificates: As defined in Section 6.02(c)(iii).

      Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

      Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Distribution Date and for each
Servicer, as defined in the applicable Servicing Agreement.

                                     - 19 -

      Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan, Group 2
Discount Mortgage Loan, Group 3 Discount Mortgage Loan, Group 4 Discount
Mortgage Loan, Group 5A Discount Mortgage Loan or Group 5B Discount Mortgage
Loan.

      Distribution Date: The 25th day of each month beginning in April 2006 (or, if such day is not a Business Day, the next Business Day).

      Document Transfer Event: The 60th day following the day on which either
(i) Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by
Fitch.

      Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

      EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the
Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee and the
Securities Administrator), acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Securities Administrator.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA Restricted Certificates: Any of the Class 1-A-R, Class B-4, Class
B-5 and Class B-6 Certificates.

      Escrow Account: As defined in Section 3.08.

      Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

                                     - 20 -

      Events of Default: As defined in Section 8.01.

      Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the applicable
Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such
Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
10.01.

      Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

      FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

      Fitch: Fitch Ratings, or any successor thereto.

      Form 8-K Disclosure Information: As defined in Section 3.22(d).

      Fractional Interest: As defined in Section 5.02(d).

      Group: Any of Group 1, Group 2, Group 3, Group 4, Group 5A, Group 5B or
Group 6.

      Group 1: The Group 1 Senior Certificates, the Class 1-X-IO Component and
the Class 1-X-PO Component.

      Group 1 Discount Mortgage Loan: Any Group 1 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

      Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

      Group 1 Premium Mortgage Loan: Any Group 1 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.000% per annum.

      Group 1 Senior Certificates: The Class 1-A-R, Class 1-A-1 and Class 1-A-2
Certificates.

                                     - 21 -

      Group 2: The Group 2 Senior Certificates, the Class 2-X-IO Component and
the Class 2-X-PO Component.

      Group 2 Discount Mortgage Loan: Any Group 2 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

      Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

      Group 2 Premium Mortgage Loan: Any Group 2 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.000% per annum.

      Group 2 Senior Certificates: The Class 2-A-1 and Class 2-A-2 Certificates.

      Group 3: The Group 3 Senior Certificates, the Class 3-X-IO Component and
the Class 3-X-PO Component.

      Group 3 Discount Mortgage Loan: Any Group 3 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 5.750% per annum.

      Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

      Group 3 Premium Mortgage Loan: Any Group 3 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
5.750% per annum.

      Group 3 Senior Certificates: The Class 3-A-1 and Class 3-A-2 Certificates.

      Group 4: The Group 4 Senior Certificates, the Class 4-4A15 Component, the
Class 4-5A16 Component, the Class 4-X-IO Component and the Class 4-X-PO
Component.

      Group 4 Discount Mortgage Loan: Any Group 4 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 5.750% per annum.

      Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

      Group 4 Premium Mortgage Loan: Any Group 4 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
5.750% per annum.

      Group 4 Priority Amount: For any Distribution Date will equal the lesser of (i) the aggregate Class Certificate Balance of the Class 4-A-13 and Class
4-A-14 Certificates for such Distribution Date and (ii) the product for such
Distribution Date of (a) the Shift Percentage, (b) the Group 4 Priority
Percentage and (c) the Non-PO Principal Amount for Loan Group 4.

      Group 4 Priority Percentage: For any Distribution Date will equal (i) the aggregate Class Certificate Balance of the Class 4-A-13 and Class 4-A-14
Certificates for such Distribution Date divided by (ii) the Pool Stated
Principal Balance (Non-PO Portion) of Loan Group 4 immediately prior to such
Distribution Date.

      Group 4 Senior Certificates: The Class 4-A-1, Class 4-A-2, Class 4-A-3,
Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 4-A-9,
Class 4-A-10, Class 4-A-11,

                                     - 22 -

Class 4-A-12, Class 4-A-13, Class 4-A-14, Class 4-A-17, Class 4-A-18, Class
4-A-19 and Class 4-A-20 Certificates.

      Group 5A: The Group 5A Senior Certificates, the Class 5A-4A15 Component,
the Class 5A-4A16 Component, the Class 5A-5A1 Component, the Class 5A-5A2
Component, the Class 5A-5A3 Component, the Class 5A-X-IO Component and the Class
5A-X-PO Component.

      Group 5A Discount Mortgage Loan: Any Group 5A Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 5.500% per annum.

      Group 5A Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5A hereto.

      Group 5A Premium Mortgage Loan: Any Group 5A Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
5.500% per annum.

      Group 5A Priority Amount: For any Distribution Date will equal the lesser of (i) the aggregate Component Balance of the Class 5A-5A3 Component for such
Distribution Date and (ii) the product for such Distribution Date of (a) the
Shift Percentage, (b) the Group 5A Priority Percentage and (c) the Non-PO
Principal Amount for Loan Group 5A.

      Group 5A Priority Percentage: For any Distribution Date will equal (i) the aggregate Component Balance of the Class 5A-5A3 Component for such Distribution
Date divided by (ii) the Pool Stated Principal Balance (Non-PO Portion) of Loan
Group 5A immediately prior to such Distribution Date.

      Group 5A Senior Certificates: The Class 5-A-5, Class 5-A-6, Class 5-A-7,
Class 5-A-8 and Class 5-A-9 Certificates.

      Group 5B: The Group 5B Senior Certificates, the Class 5B-5A1 Component,
the Class 5B-5A2 Component, the Class 5B-5A3 Component, the Class 5B-X-IO
Component and the Class 5B-X-PO Component.

      Group 5B Discount Mortgage Loan: Any Group 5B Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 5.500% per annum.

      Group 5B Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5B hereto.

      Group 5B Premium Mortgage Loan: Any Group 5B Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
5.500% per annum.

      Group 5B Priority Amount: For any Distribution Date will equal the lesser of (i) the aggregate Component Balance of the Class 5B-5A3 Component for such
Distribution Date and (ii) the product for such Distribution Date of (a) the
Shift Percentage, (b) the Group 5B Priority Percentage and (c) the Non-PO
Principal Amount for Loan Group 5B.

      Group 5B Priority Percentage: For any Distribution Date will equal (i) the aggregate Component Balance of the Class 5B-5A3 Component for such Distribution
Date divided by (ii)

                                     - 23 -

the Pool Stated Principal Balance (Non-PO Portion) of Loan Group 5B immediately prior to such Distribution Date.

      Group 5B Senior Certificates: The Class 5-A-4 Certificates.

      Group 6: The Group 6 Senior Certificates.

      Group 6 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6 hereto.

      Group 6 Principal Amount: As to any Distribution Date and Loan Group 6,
the sum of (a) the principal portion of each Monthly Payment due on each
Mortgage Loan in Loan Group 6 on the related Due Date (net of unreimbursed
Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement), (b) the Stated
Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan in
Loan Group 6 that was repurchased by a Servicer pursuant to the applicable
Servicing Agreement as of such Distribution Date, (ii) each Mortgage Loan in
Loan Group 6 repurchased by the Sponsor pursuant to the Mortgage Loan Purchase
Agreement or a Purchase Obligation as of such Distribution Date, (iii) each
Mortgage Loan in Loan Group 6 repurchased by the Depositor pursuant to Section
2.04 or (iv) each Mortgage Loan in Loan Group 6 purchased by the Master Servicer pursuant to Section 10.01, (c) any Substitution Adjustment Amount (net of
unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement) in connection with a Defective Mortgage Loan in Loan Group 6 received during the calendar month preceding the month of such Distribution Date, (d) any
Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in
Loan Group 6 that are not yet Liquidated Mortgage Loans received by a Servicer during the calendar month preceding the month of such Distribution Date, (e)
with respect to each Mortgage Loan in Loan Group 6 that became a Liquidated
Mortgage Loan during the calendar month preceding the month of such Distribution
Date, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such period and (f) with respect to each Mortgage Loan, all Principal
Prepayments on the Mortgage Loans in Loan Group 6 received by a Servicer during the calendar month preceding the month of such Distribution Date.

      Group 6 Senior Certificates: The Class 6-A-1 Certificates.

      Group Subordinate Amount: For any Distribution Date and (a) Loan Group 1,
Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5A and Loan Group 5B is
equal to the excess of the Pool Principal Balance (Non-PO Portion) for such Loan
Group over the aggregate class balance and component balance of the Senior
Certificates and Components (other than the Class PO Components) of the related
Group immediately prior to such date and (b) Loan Group 6 is equal to the Pool
Principal Balance for Loan Group 6 over the aggregate class balance of the Group
6 Senior Certificates immediately prior to such date.

      Holder: A Certificateholder.

      Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee, the
Securities Administrator, the Master Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect

                                     - 24 -

financial interest in the Depositor, the Trustee, the Securities Administrator,
the Master Servicer or the Servicers or in an affiliate of any of them, and
(iii) is not connected with the Depositor, the Trustee, the Securities
Administrator, the Master Servicer or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. When used with respect to any accountants, a Person who is
"independent" within the meaning of Rule 2-01(B) of the Commission's Regulation
S-X.

      Indirect Depository Participant: A Person for whom from time to time a
Depositor Participant effects book-entry transfers and pledges of securities deposited with the Depository.

      Initial Class Certificate Balance: As to each Class of Certificates (other than the Class X-IO Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class X-IO Certificates are Interest Only
Certificates and have no Initial Class Certificate Balance.

      Initial Component Balance: As to each Class 4-A-15, Class 4-A-16, Class
5-A-1, Class 5-A-2, Class 5-A-3 and Class PO Component, the Component Balance
set forth in the Preliminary Statement.

      Initial Notional Amount: As to each Class of Interest Only Certificates, the Notional Amount set forth in the Preliminary Statement.

      Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any Primary Mortgage Insurance Policy or any other insurance policy
(including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any
Federal Housing Administration insurance policies and Department of Veterans
Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: As to any Distribution Date and each Class of interest-bearing Certificates (other than the Class 4-A-15, Class 4-A-16, Class
5-A-1, Class 5-A-2, Class 5-A-3 and Class X-IO Certificates) and each Class
4-A-15, Class 4-A-16, Class 5-A-1, Class 5-A-2, Class 5-A-3 and Class IO
Component, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

      Interest Distribution Amount: For any Distribution Date and each Class of interest-bearing Certificates (other than the Class 4-A-15, Class 4-A-16 and
Class X-IO Certificates) and each interest-bearing Component, the sum of (i) the
Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c)
and (ii) any Class Unpaid Interest Shortfall for such Class.

                                     - 25 -

      Interest Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class X-IO
Certificates are the only Classes of Interest Only Certificates.

      Intermediate Lower-Tier Certificate Sub-Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Intermediate Lower-Tier Distribution Amount: As defined in Section
5.02(a).

      Intermediate Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be deemed held in the Intermediate Lower-Tier
Certificate Sub-Account.

      Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer has certified (in accordance with the applicable Servicing
Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an
REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

      Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

      Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4,
Loan Group 5A, Loan Group 5B or Loan Group 6.

      Loan Group 1: The Group 1 Mortgage Loans.

      Loan Group 2: The Group 2 Mortgage Loans.

      Loan Group 3: The Group 3 Mortgage Loans.

      Loan Group 4: The Group 4 Mortgage Loans.

      Loan Group 5A: The Group 5A Mortgage Loans.

      Loan Group 5B: The Group 5B Mortgage Loans.

      Loan Group 6: The Group 6 Mortgage Loans.

      Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal

                                     - 26 -

balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Losses: As defined in Section 5.10.

      Lower-Tier Distribution Amount: As defined in Section 5.02(a).

      Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account (other than amounts held in respect of the
Intermediate Lower-Tier Certificate Sub-Account or the Upper-Tier Certificate
Sub-Account), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

      Lower-Tier REMICs: The Lower-Tier REMIC and the Intermediate Lower-Tier
REMIC.

      Master Servicer: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

      Master Servicer Custodial Account: The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09 in the name of the
Master Servicer for the benefit of the Certificateholders and designated "Wells
Fargo Bank, N.A., as Master Servicer, in trust for the registered holders of
Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series
2006-3."

      Master Servicer Custodial Account Reinvestment Income: For each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master
Servicer Custodial Account.

      Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage
Loans whose name appears on a list of servicing officers furnished to the
Securities Administrator by the Master Servicer, as such list may from time to time be amended.

      Master Servicing Transfer Costs: All reasonable costs and expenses
(including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable
Mortgage Loans properly and effectively.

      MERS: As defined in Section 2.01(b)(iii).

                                     - 27 -

      Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Monthly Statement: As defined in Section 5.04(b).

      Moody's: Moody's Investors Service, Inc., or any successor thereto.

      Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan in accordance with the terms of the related Mortgage Note.

      Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated March 30, 2006, between BANA, as seller, and the Depositor, as purchaser.

      Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage
Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit
D-2, Exhibit D-3, Exhibit D-4, Exhibit D-5A, Exhibit D-5B and Exhibit D-6
setting forth the following information with respect to each Mortgage Loan: (i)
the Mortgage Loan identifying number; (ii) a code indicating whether the
Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged
Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi)
the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the
Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) a code indicating the initial Servicer; (xvi) the Appraised Value; (xvii) the closing date of the Mortgage Loan; and (xviii) a code indicating whether the Mortgage
Loan has a prepayment premium. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the
weighted average months to maturity of the Mortgage Loans.

                                     - 28 -

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

      Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

      Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

      Mortgagor: The obligor on a Mortgage Note.

      National City Mortgage: National City Mortgage Co.

      National City Mortgage Servicing Agreement: Collectively, the Master
Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between BANA (as successor in interest to BAMCC) and National City Mortgage, as amended by (i) Amendment No. 1, dated as of July 1, 2004, by and among BAMCC,
National City Mortgage and BANA, (ii) the Master Assignment, Assumption and
Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, National
City Mortgage, BANA and Wachovia Bank, National Association, (iii) Amendment No.
2, dated as of October 1, 2004, by and between National City Mortgage and BANA,
(iv) Amendment No. 3, dated as of August 11, 2005, by and between National City
Mortgage and BANA, (v) that certain Regulation AB Compliance Addendum to the
Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, by and between National City Mortgage and BANA, (vi) those certain Assignment and Conveyance Agreements, dated December 20, 2005, January 19, 2006 and
February 7, 2006, and (vii) the Assignment Assumption and Recognition Agreement,
dated March 30, 2006, by and among BANA, the Depositor, the Trustee, the Master
Servicer and National City Mortgage.

      Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the
Servicing Fee Rate for such Mortgage Loan.

      Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate as of the Cut-off Date of such Discount Mortgage Loan and the denominator of which is
6.000% for each Group 1 Discount Mortgage Loan, 6.000% for each Group 2 Discount
Mortgage Loan, 5.750% for each Group 3 Discount Mortgage Loan, 5.750% for each
Group 4 Discount Mortgage Loan, 5.500% for each Group 5A Discount Mortgage Loan and 5.500% for each Group 5B Discount Mortgage Loan. As to any Mortgage Loan
that is not a Discount Mortgage Loan, 100%.

      Non-PO Principal Amount: As to any Distribution Date and Loan Group 1,
Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5A and Loan Group 5B, the
sum of (i) the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date (net of unreimbursed

                                     - 29 -

Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement), (b) the Stated
Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan in such Loan Group that was repurchased by a Servicer pursuant to the applicable
Servicing Agreement as of such Distribution Date, (ii) each Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the Mortgage Loan
Purchase Agreement or a Purchase Obligation as of such Distribution Date, (iii)
each Mortgage Loan in such Loan Group repurchased by the Depositor pursuant to
Section 2.04 or (iv) each Mortgage Loan in such Loan Group purchased by the
Master Servicer pursuant to Section 10.01, (c) any Substitution Adjustment
Amount (net of unreimbursed Advances and other amounts as to which the related
Servicer is entitled to be reimbursed pursuant to the applicable Servicing
Agreement) in connection with a Defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of such Distribution
Date, (d) any Liquidation Proceeds allocable to recoveries of principal of
Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a Servicer during the calendar month preceding the month of such
Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds (excluding
Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such period and (f) with respect to each Mortgage
Loan, all Principal Prepayments on the Mortgage Loans in such Loan Group received by a Servicer during the calendar month preceding the month of such
Distribution Date; and (ii) the Non-PO Recovery with respect to such Loan Group for such Distribution Date.

      Non-PO Recovery: As to any Distribution Date and Loan Group, the amount of all Recoveries received with respect to such Loan Group during the calendar month preceding the month of such Distribution Date less the Class PO Recovery with respect to such Loan Group for such Distribution Date.

      Non-Supported Interest Shortfalls: As to any Distribution Date, the
amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds the aggregate Compensating Interest for such Distribution Date.

      Non-U.S. Person: A Person other than a U.S. Person.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

      Notional Amount: With respect to the Class X-IO Certificates and any date of determination, the Class X-IO Notional Amount.

      NYCEMA: A New York Consolidation, Extension and Modification Agreement.

      Offered Certificates: The Senior, Class B-1, Class B-2, Class B-3 and
Class M Certificates.

                                     - 30 -

      Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required in this Agreement.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities
Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as three REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

      Original Fractional Interest: With respect to each of the following
Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class M               1.97%
                      Class B-1              1.46%
                      Class B-2              0.91%
                      Class B-3              0.55%
                      Class B-4              0.35%
                      Class B-5              0.15%
                      Class B-6              0.00%

      Original Subordinate Certificate Balance: $30,768,775.

      OTS: The Office of Thrift Supervision.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full, which did not become a
Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      PAC Certificates: The Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-10,
Class 4-A-11 and Class 4-A-12 Certificates.

      PAC Group I: The Class 4-A-10, Class 4-A-11 and Class 4-A-12 Certificates.

      PAC Group I Principal Amount: As to any Distribution Date and PAC Group I,
the amount, if any, that would reduce the aggregate Class Certificate Balance of
PAC Group I to the applicable balance shown in the applicable table set forth in
Exhibit O with respect to such Distribution Date.

      PAC Group II: The class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates.

                                     - 31 -

      PAC Group II Principal Amount: As to any Distribution Date and PAC Group
II, the amount, if any, that would reduce the aggregate Class Certificate
Balance of PAC Group II to the applicable balance shown in the applicable table set forth in Exhibit O with respect to such Distribution Date.

      Pass-Through Rate: As to each Class of interest-bearing Certificates and each interest-bearing Component, the per annum rate set forth or described in the Preliminary Statement.

      Payahead Amount: As to any Distribution Date and Mortgage Loan, early prepayments of scheduled installments of principal and interest made by a
Mortgagor during the calendar month preceding the month of such Distribution
Date that are intended by such Mortgagor to be applied on subsequent Due Dates.

      Paying Agent: As defined in Section 9.13.

      Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for the Class X-IO Certificates) by the Initial Class
Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Special Retail Certificate, the percentage obtained by dividing the current Certificate Balance of each such
Certificate by the current Class Certificate Balance of the Class of which such
Certificate is a part.

      Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

      Permitted Investments: One or more of the following:

            (i)     obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii)    repurchase agreements on obligations specified in clause (i)
      maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "F1" by Fitch and "A-1+" by S&P;

            (iii)   federal funds, certificates of deposit, demand deposits,
      time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
      acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United
      States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "F1" by Fitch and "A-1+" by S&P;

                                     - 32 -

            (iv)    commercial paper (having original maturities of not more
      than 365 days) of any corporation incorporated under the laws of the
      United States or any state thereof which is rated not lower than "F1" by
      Fitch and "A-1+" by S&P;

            (v)     investments in money market funds (including funds of the
      Securities Administrator or its affiliates, or funds for which an affiliate of the Securities Administrator acts as advisor, as well as funds for which the Securities Administrator and its affiliates may receive compensation) rated "AAA" by Fitch (if rated by Fitch) and "AAAm
      G" by S&P or otherwise approved in writing by each Rating Agency; and

            (vi)    other obligations or securities that are acceptable to each
      Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
      Master Servicer or Securities Administrator, as the case may be, will not affect the qualification of the Trust Estate as three separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

      Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Master Servicer based on an Opinion of
Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Physical Certificates: The Class 1-A-R, Class B-4, Class B-5 and Class B-6
Certificates.

      Plan: As defined in Section 6.02(e).

      Pool Distribution Amount: As to any Distribution Date and Loan Group, the
excess of (a) the sum of (i) the aggregate of (A) the interest portion of any
Monthly Payment on a Mortgage Loan in such Loan Group and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such

                                     - 33 -

Distribution Date occurs and which is received prior to the related
Determination Date and (B) all Periodic Advances made by a Servicer (or the
Master Servicer or the Trustee, as applicable) in respect of such Loan Group and payments of Compensating Interest allocable to such Loan Group made by the applicable Servicer in respect of such Loan Group and such Distribution Date deposited to the Master Servicer Custodial Account pursuant to Section
3.09(d)(iii); (ii) all Liquidation Proceeds (other than Excess Proceeds)
received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date and deposited to the Master
Servicer Custodial Account pursuant to Section 3.09(d)(iii); (iii) all Principal
Prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(d)(i) during such period; (iv) in connection with any Mortgage Loans that are Defective Mortgage
Loans in such Loan Group, the aggregate of the Purchase Prices and Substitution
Adjustment Amounts remitted on the related Remittance Date pursuant to Section
3.09(d)(vii); (v) any other amounts in the Master Servicer Custodial Account deposited therein pursuant to Section 3.09(d)(iv), (v), (viii), (ix), and (x) in respect of such Distribution Date and such Loan Group; (vi) any Reimbursement
Amount required to be included pursuant to Section 5.02; and (vii) any Non-PO
Recovery with respect to such Distribution Date and Loan Group over (b) any amounts permitted to be withdrawn from the Master Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11 in respect of such Loan Group.

      Pool Stated Principal Balance: As to any Distribution Date and any Loan
Group, the aggregate Stated Principal Balance of all Mortgage Loans in such Loan
Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

      Pool Stated Principal Balance (Non-PO Portion): As to any Distribution
Date and any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan
Group 5A and Loan Group 5B, as applicable, the sum of the product, for each
Mortgage Loan of such Loan Group, of (a) the Non-PO Percentage of such Mortgage
Loan multiplied by (b) the Stated Principal Balance of such Mortgage Loan that was an Outstanding Mortgage Loan immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

      PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO
Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a
Discount Mortgage Loan, 0%.

      PO Principal Amount: As to any Distribution Date and any of Loan Group 1,
Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5A or Loan Group 5B, (i)
the sum of the applicable PO Percentage of (a) the principal portion of each
Monthly Payment (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable
Servicing Agreement) due on each Mortgage Loan in such Loan Group on the related
Due Date; (b) the Stated Principal Balance, as of the date of repurchase, of (i)
each Mortgage Loan in such Loan Group that was repurchased by a Servicer pursuant to the applicable Servicing Agreement as of such Distribution Date,
(ii) each Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase Obligation as of such
Distribution Date, (iii) each Mortgage Loan in

                                     - 34 -

such Loan Group repurchased by the Depositor pursuant to Section 2.04, or (iv)
each Mortgage Loan in each Loan Group purchased by the Master Servicer pursuant to Section 10.01; (c) any Substitution Adjustment Amount (net of unreimbursed
Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement)in connection with any
Defective Mortgage Loan in such Loan Group received with respect to such
Distribution Date; (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated
Mortgage Loans received by a Servicer during the calendar month preceding the month of such Distribution Date; (e) with respect to each Mortgage Loan in such
Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation
Proceeds (excluding Excess Proceeds) allocable to principal received by a
Servicer with respect to such Mortgage Loan during such period; and (f) all
Principal Prepayments on the Mortgage Loans in such Loan Group received by a
Servicer during the calendar month preceding the month of such Distribution
Date; and (ii) the Class PO Recovery with respect to such Loan Group for such
Distribution Date.

      Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan, Group 2 Premium
Mortgage Loan, Group 3 Premium Mortgage Loan, Group 4 Premium Mortgage Loan,
Group 5A Premium Mortgage Loan and Group 5B Premium Mortgage Loan.

      Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the
Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

      Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any
Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or
Freddie Mac.

      Principal Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class X-PO
Certificates are the only Principal Only Certificates.

      Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds or Payaheads) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

      Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

      Pro Rata Share: As to any Distribution Date and any Class of Subordinate
Certificates that is not a Restricted Class, the portion of the Subordinate
Principal Distribution Amounts allocable to such Class, equal to the product of the Subordinate Principal Distribution Amounts

                                     - 35 -

for such Distribution Date and a fraction, the numerator of which is the related
Class Certificate Balance thereof and the denominator of which is the aggregate
Class Certificate Balance of the Subordinate Certificates that are not
Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

      Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

      Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x)
amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the
Servicing Fee for such Mortgage Loan.

      Rate Determination Date: As to any Class of LIBOR Certificates, the second
LIBOR Business Day prior to the beginning of the applicable Interest Accrual
Period for such Class and such Distribution Date.

      Rating Agency: Each of S&P, Fitch and Moody's. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee, the Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan that has become the subject of a
Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

                                     - 36 -

      Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

      Record Date: The last day of the month (or, if such day is not a Business
Day, the preceding Business Day) preceding the month of the related Distribution
Date.

      Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

      Regular Certificates: As defined in the Preliminary Statement hereto.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. ss.ss.229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amount: As defined in Section 2.02.

      Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for
Loan Group 3, Group 3; for Loan Group 4, Group 4; for Loan Group 5A, Group 5A;
for Loan Group 5B, Group 5B; and for Loan Group 6, Group 6.

      Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
for Group 3, Loan Group 3; for Group 4, Loan Group 4; for Group 5A, Loan Group
5A; for Group 5B, Loan Group 5B; and for Group 6, Loan Group 6.

      Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any
Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the
Relevant Servicing Criteria applicable to such parties

      Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

      Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

                                     - 37 -

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. The Rounding Account will not be an asset of any REMIC created hereunder.

      REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through
860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

      Remittance Date: The 18th day of each month beginning in April 2006 (or, if such day is not a Business Day, the preceding Business Day).

      REO Disposition Period: As defined in Section 3.15.

      REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

      REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Event: As defined in Section 3.22(d).

      Reporting Servicer: As defined in Section 3.22(c)(i).

      Request for Release: The Request for Release submitted by a Servicer to the Custodian on behalf of the Trustee, as the case may be, substantially in the form attached hereto as Exhibit E.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this
Agreement in respect of such Mortgage Loan.

      Residual Certificate: The Class 1-A-R Certificate.

      Responsible Officer: When used with respect to the Trustee or the
Securities Administrator, any officer of the Corporate Trust Department of the
Trustee or the Securities Administrator, as applicable, including any Senior
Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

                                     - 38 -

      Restricted Classes: As defined in Section 5.02(d).

      Rounding Account: As defined in Section 3.23.

      Rounding Amount: As defined in Section 3.23.

      Sarbanes-Oxley Certification: As defined in Section 3.22(e).

      Securities Administrator: Wells Fargo Bank, N.A., and its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

      Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

      Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class
2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class
4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class
4-A-9, Class 4-A-10, Class 4-A-11, Class 4-A-12, Class 4-A-13, Class 4-A-14,
Class 4-A-15, Class 4-A-16, Class 4-A-17, Class 4-A-18, Class 4-A-19, Class
4-A-20, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class
5-A-6, Class 5-A-7, Class 5-A-8, Class 5-A-9, Class 6-A-1, Class X-IO and Class
X-PO Certificates.

      Senior Credit Support Depletion Date: The date on which, with respect to the Senior Certificates and Components (other than the IO Components and PO
Components), the aggregate Class Certificate Balance of the Subordinate
Certificates has been reduced to zero.

      Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the sum of the aggregate Class Certificate Balance or Component Balance of the
Senior Certificates or Components (other than the PO Components) of the Related
Group immediately prior to such Distribution Date, by (ii) the Pool Stated
Principal Balance (Non-PO Portion) of such Loan Group for such Distribution
Date.

      Senior Prepayment Percentage: For any Distribution Date and Loan Group
during the five (5) years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for any Loan Group and for any Distribution Date
occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first
(1st) year thereafter, the Senior Percentage for such Loan Group plus 70% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the second (2nd) year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third (3rd) year thereafter, the Senior Percentage for such Loan Group plus 40% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the fourth (4th) year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth (5th) or later years thereafter, the Senior Percentage for such

                                     - 39 -

Loan Group for such Distribution Date (unless on any of the foregoing
Distribution Dates, the applicable Total Senior Percentage exceeds the initial
Total Senior Percentage applicable for each Loan Group, in which case the Senior
Prepayment Percentage for each Loan Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior
Prepayment Percentage for a Loan Group will occur unless both of the Senior Step
Down Conditions are satisfied.

      Senior Principal Distribution Amount: As to any Distribution Date and Loan
Group, the sum of (a) (i) for Loan Group 1, Loan Group 2, Loan Group 3, Loan
Group 4, Loan Group 5A and Loan Group 5B, the Senior Percentage for such Loan
Group of the applicable Non-PO Percentage of the amounts described in clauses
(i)(a) through (d) of the definition of "Non-PO Principal Amount" for such
Distribution Date and Loan Group and (ii) for Loan Group 6, the Senior
Percentage for such Loan Group of the amounts described in clauses (a) through
(d) of the definition of "Group 6 Principal Amount" for such Distribution Date and (b) (i) for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan
Group 5A and Loan Group 5B, the Senior Prepayment Percentage for such Loan Group of (1) the applicable Non-PO Percentage of the amounts described in clauses
(i)(e) and (f) and (2) the amount described in clause (ii) of the definition of
"Non-PO Principal Amount" for such Distribution Date and Loan Group and (ii) for
Loan Group 6, the Senior Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Group 6 Principal
Amount" for such Distribution Date.

      Senior Step Down Conditions: As of any Distribution Date and as to which any decrease in the Senior Prepayment Percentage for a Loan Group applies, (i)
the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage
Loan for which the Mortgagor has filed for bankruptcy after the Closing Date)
delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate
Certificates, is not equal to or greater than 50% or (ii) cumulative Realized
Losses with respect to such Mortgage Loans as of the applicable Distribution
Date do not exceed the percentages of the Original Subordinate Certificate
Balance set forth below:

                                                       PERCENTAGE OF
                                                    ORIGINAL SUBORDINATE
   DISTRIBUTION DATE OCCURRING                      CERTIFICATE BALANCE
   ------------------------------------   ---------------------------------

   April 2011 through March 2012                            30%

   April 2012 through March 2013                            35%

   April 2013 through March 2014                            40%

   April 2014 through March 2015                            45%

   April 2015 and thereafter                                50%

                                     - 40 -

      Servicer: Any of BANA, National City Mortgage, SunTrust, Washington Mutual
or Wells Fargo Bank, each in their capacity as a servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

      Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

      Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

      Servicing Agreements: Any of the BANA Servicing Agreement, the National
City Mortgage Servicing Agreement, the SunTrust Servicing Agreement, the
Washington Mutual Servicing Agreement and the Wells Fargo Servicing Agreement.

      Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time

      Servicing Fee: With respect to each Servicer, as defined in the applicable
Servicing Agreement.

      Servicing Fee Rate: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

      Servicing File: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

      Servicing Function Participant: Any Subcontractor utilized by the Master
Servicer, the Securities Administrator or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      Servicing Officer: With respect to each Servicer, as defined in the related Servicing Agreement.

      Servicing Transfer Costs: All reasonable costs and expenses of the Master
Servicer or the Trustee, as applicable, related to any termination of a
Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

                                     - 41 -

      Shift Percentage: For any Distribution Date will be the percentage indicated below:

   DISTRIBUTION DATE OCCURRING IN                      SHIFT PERCENTAGE
   ---------------------------------------------   ------------------------

   April 2006 through March 2011................              0%

   April 2011 through March 2012................             30%

   April 2012 through March 2013................             40%

   April 2013 through March 2014................             60%

   April 2014 through March 2015................             80%

   April 2015 and thereafter....................            100%

      Similar Law: As defined in Section 6.02(e).

      Special Retail Certificates: The Class 4-A-9 Certificates.

      Sponsor: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any
Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Master Servicer, the
Securities Administrator or the Custodian.

      Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 1-LS Interest, Class 2-LS Interest,
Class 4-LS Interest, Class 5-LS Interest and the Class 6-LS Interest, equal to the ratio among the Group Subordinate Amounts of Loan Group 1, Loan Group 2,
Loan Group 4, Loan Group 5 and Loan Group 6.

      Subordinate Certificates: The Class B and Class M Certificates.

      Subordinate Percentage: As of any Distribution Date and Loan Group, 100%
minus the Senior Percentage for such Loan Group for such Distribution Date.

                                     - 42 -

      Subordinate Prepayment Percentage: As to any Distribution Date and Loan
Group, 100% minus the Senior Prepayment Percentage for such Loan Group and such
Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any
Distribution Date and Loan Group, an amount equal to the sum of (a) (i) for Loan
Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5A and Loan Group
5B, the Subordinate Percentage for such Loan Group of the applicable Non-PO
Percentage of the amounts described in clauses (i)(a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan
Group and (ii) for Loan Group 6, the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Group
6 Principal Amount" for such Distribution Date and (b) (i) for Loan Group 1,
Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5A and Loan Group 5B, the
Subordinate Prepayment Percentage for such Loan Group of the applicable Non-PO
Percentage of the amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such
Distribution Date and Loan Group and (ii) for Loan Group 6, the Subordinate
Percentage for such Loan Group of the amounts described in clauses (e) and (f)
of the definition of "Group 6 Principal Amount" for such Distribution Date.

      Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan, (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan, (v)
have a credit score not less than that of the Defective Mortgage Loan, (vi) have a credit grade not lower in quality than that of the Defective Mortgage Loan,
(vii) have a remaining term to maturity not greater than (and not more than one
(1) year less than) that of the Defective Mortgage Loan; (viii) have the same lien priority as the Defective Mortgage Loan; and (ix) comply with each Mortgage
Loan representation and warranty set forth in the Mortgage Loan Purchase
Agreement, the Servicing Agreements and this Agreement. More than one Substitute
Mortgage Loan may be substituted for a Defective Mortgage Loan if such
Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

      Substitution Adjustment Amount: As defined in Section 2.02.

      SunTrust: SunTrust Mortgage, Inc.

      SunTrust Servicing Agreement: Collectively, the Flow Sale and Servicing
Agreement, dated as of February 1, 2004, by and between BANA (as successor in interest to BAMCC) and SunTrust, as amended by (i) Amendment No. 1, dated as of
June 1, 2004, and Amendment No. 2, dated as of November 1, 2004, by and between
BANA and SunTrust, (ii) the Master Assignment, Assumption and Recognition
Agreement, dated September 1, 2004, by and among BAMCC, BANA, Wachovia Bank,
National Association, and SunTrust, (iii) that certain Regulation AB Compliance
Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between BANA and SunTrust, (iv) those certain Memorandum of Sale, dated as of November 22, 2005, and February 3, 2006, and (v) the Assignment,
Assumption and

                                     - 43 -

Recognition Agreement, dated March 30, 2006, among BANA, BAFC, the Trustee, the
Master Servicer and SunTrust.

      Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation
ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

      Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Senior Certificates and Component
Balance of the Components (other than the PO Components) by (y) the aggregate
Pool Stated Principal Balance (Non-PO Portion) for all Loan Groups with respect to such Distribution Date.

      Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

      Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2006-3 Trust."

      Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which three REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) amounts in the Rounding Account and the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any
Buy-Down Mortgage Loan, (v) the Depositor's rights under the Servicing
Agreements and the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (vi) the Servicer Custodial Accounts, the Master
Servicer Custodial Account and the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. The Buy-Down
Account shall not be part of the Trust Estate.

      Trustee: U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

      Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier
REMIC which is held as an asset of the Intermediate Lower-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-L Interest, Class 1-LS Interest, Class 1-LPO Interest, Class 1-LIO
Interest, Class 2-L Interest, Class 2-LS Interest, Class 2-LPO Interest, Class
2-LIO Interest, Class 3-L Interest, Class 3-LS Interest, Class 3-LPO Interest,
Class 3-LIO Interest, Class 4-L Interest, Class 4-LS Interest, Class 4-LPO
Interest, Class 4-LIO Interest, Class 5A-L Interest, Class 5A-LS Interest, Class
5A-LPO Interest, Class 5A-LIO Interest, Class 5B-L Interest, Class 5B-LS
Interest, Class 5B-LPO Interest, Class 5B-LIO Interest, Class 6-L Interest and
Class 6-LS Interest are Uncertificated Lower-Tier Interests.

                                     - 44 -

      Uncertificated Intermediate Lower-Tier Interest: A regular interest in the
Intermediate Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof.
Any of the Class 1-A-IT1 Interest, Class 1-A-ITR, Class 1-ITIO Interest, Class
1-ITPO Interest, Class 2-A-IT1 Interest, Class 2-ITIO Interest, Class 2-ITPO
Interest, Class 3-A-IT1 Interest, Class 3-ITIO Interest, Class 3-ITPO Interest,
Class 4-A-IT1 Interest, Class 4-ITIO Interest, Class 4-ITPO Interest, Class
5A-A-IT1 Interest, Class 5A-ITIO Interest, Class 5A-A-ITPO Interest, Class
5B-A-IT1 Interest, Class 5B-ITIO Interest, Class 5B-ITPO Interest, Class 6-A-IT1
Interest, Class M-IT1 Interest, Class B-IT1 Interest , Class B-IT2 Interest,
Class B-IT3 Interest, Class B-IT4 Interest, Class B-IT5 Interest and Class B-IT6
Interest are Uncertificated Intermediate Lower-Tier Interests.

      Undercollateralized Amount: As defined in Section 5.02.

      Undercollateralized Group: As defined in Section 5.02.

      Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.12.

      Upper-Tier Certificate Sub-Account: The deemed sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Intermediate Lower-Tier Interests and such amounts as shall from time to time be deemed to be held in the Upper-Tier
Certificate Sub-Account.

      U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1%
of all Voting Rights shall be allocated to the Holder of the Residual
Certificate, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class X-IO Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

      Washington Mutual: Washington Mutual Bank.

      Washington Mutual Servicing Agreement: Collectively, (i) the Mortgage Loan
Purchase and Sale Agreement (Amended and Restated), dated as of July 1, 2003, by and among

                                     - 45 -

Washington Mutual, Washington Mutual Bank fsb and BANA (as successor in interest to BAMCC), as amended by (a) the Master Assignment, Assumption and Recognition
Agreement, dated as of July 1, 2004 (the "Master AAR"), by and among BAMCC, BANA and Washington Mutual and (b) that certain Regulation AB Amendment to the
Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2006, by and among Washington Mutual, Washington Mutual Bank fsb and BANA, (ii) the Servicing
Agreement (Amended and Restated), dated as of July 1, 2003, by and between BANA and Washington Mutual, as amended by (a) the Master AAR and (b) that certain
Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, by and between Washington Mutual and BANA, (iii) that certain Term Sheet, dated as of January 24, 2006, by and between Washington Mutual and BANA and (iv) the
Assignment, Assumption and Recognition Agreement, dated March 30, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer, Washington Mutual
Bank fsb and Washington Mutual.

      Wells Fargo Bank: Wells Fargo Bank, N.A., in its capacity as Servicer under the Wells Fargo Servicing Agreement.

      Wells Fargo Servicing Agreement: Collectively, (a) that certain Master
Seller's Warranties and Servicing Agreement, dated as of March 1, 2005, by and between BANA and Wells Fargo Bank, (b) that certain Master Mortgage Loan
Purchase Agreement, dated as of March 1, 2005, by and between BANA and Wells
Fargo Bank, (c) that certain Amended and Restated Master Seller's Warranties and
Servicing Agreement, dated as of December 1, 2005, by and between BANA and Wells
Fargo Bank, (d) that certain Amended and Restated Master Mortgage Loan Purchase
Agreement, dated as of December 1, 2005, by and between BANA and Wells Fargo
Bank, (e) that certain Assignment and Conveyance Agreement, dated as of October
26, 2005, by and between BANA and Wells Fargo Bank, (f) that certain Assignment and Conveyance Agreement, dated as of December 15, 2005, by and between BANA and
Wells Fargo Bank, (g) that certain Assignment and Conveyance Agreement, dated as of January 27, 2006, by and between BANA and Wells Fargo Bank, (h) that certain
Assignment and Conveyance Agreement, dated as of February 16, 2006, by and between BANA and Wells Fargo Bank and (i) the Assignment, Assumption and
Recognition Agreement, dated March 30, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and Wells Fargo Bank.

      Section 1.02  Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve (12) 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01  Conveyance of Mortgage Loans. (a) The Depositor,
concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related
Mortgage Files, including all interest and principal received on or with respect to the Mortgage

                                     - 46 -

Loans (other than payments of principal and interest due and payable on the
Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing
Agreements. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage
Loans or any agreement or instrument relating thereto, except as specifically set forth herein. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a
"High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act
effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices
Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act,
effective January 1, 2005.

      (b)   In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i)     the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of U.S. Bank National
      Association, as trustee for holders of Banc of America Funding Corporation
      Mortgage Pass-Through Certificates, Series 2006-3, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage
      Note) and, in the case of any Mortgage Loan originated in the State of New
      York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if
      applicable, the consolidated Mortgage Note and the consolidated Mortgage;

            (ii)    except as provided below and other than with respect to the
      Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable
      Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

            (iii)   subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "U.S. Bank National Association, as
      trustee for the holders of Banc of America Funding Corporation Mortgage
      Pass-Through Certificates, Series 2006-3" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the
      Sponsor from Wells Fargo Bank, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of

                                     - 47 -

      and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of
      Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or
      its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv)    the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v)     other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the
      Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

            (vi)    the original of any guarantee executed in connection with
      the Mortgage Note;

            (vii)   for each Mortgage Loan, if any, which is secured by a
      residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix)    for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo Bank), the originals of the following documents or instruments:

                    (A)   The Cooperative Stock Certificate;

                    (B)   The stock power executed in blank;

                    (C)   The executed Cooperative Lease;

                    (D)   The executed Recognition Agreement;

                    (E)   The executed assignment of Recognition Agreement, if
                          any;

                                     - 48 -

                    (F)   The executed UCC-1 financing statement with evidence
            of recording thereon; and

                    (G)   Executed UCC-3 financing statements or other
            appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the
            Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such
Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original
Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

      If in connection with any Mortgage Loans, the Depositor cannot deliver (A)
the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related
Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2)
any other documents required to be delivered by the Depositor, or the applicable
Servicer to the Trustee or a Custodian on the Trustee's behalf, as the case may
be. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity"
or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

                                     - 49 -

      Upon discovery by the Depositor or notice from Wells Fargo Bank, the
Master Servicer, the Securities Administrator or Trustee that a Document
Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, deliver or cause to be delivered to the Trustee or a Custodian, on behalf of the Trustee, within 60 days copies
(which may be in electronic form mutually agreed upon by the Depositor and the
Trustee or such Custodian) of the following additional documents or instruments to the Mortgage File with respect to each such Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the
Trustee or a Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

            (1)     other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by Wells Fargo
Bank (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

            (2)     the original or a certified copy of the lender's title
insurance policy;

            (3)     the original Mortgage with evidence of recording thereon,
and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such
Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

            (4)     for each Mortgage Loan secured by Cooperative Stock, the
originals of the following documents or instruments:

                    (A)   The Cooperative Stock Certificate;

                    (B)   The stock power executed in blank;

                    (C)   The executed Cooperative Lease;

                    (D)   The executed Recognition Agreement;

                    (E)   The executed assignment of Recognition Agreement, if
            any;

                    (F)   The executed UCC-1 financing statement with evidence
            of recording thereon; and

                    (G)   Executed UCC-3 financing statements or other
            appropriate UCC financing statements required by state law, evidencing a complete and unbroken

                                     - 50 -

            line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

      With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing
Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the
Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the
Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing
Agreement.

      No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities
Administrator an unqualified Opinion of Counsel reasonably acceptable to the
Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the
Depositor or the originator of such Mortgage Loan or (ii) the recordation of an
Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.
Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates.
The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

      In the case of Mortgage Loans that have been prepaid in full as of the
Closing Date, the Depositor, in lieu of delivering the above documents to the
Trustee, or a Custodian on the Trustee's behalf, will cause the applicable
Servicer to remit to the Master Servicer for deposit in the Master Servicer
Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

                                     - 51 -

      Section 2.02  Acceptance by the Trustee or Custodian of the Mortgage
Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in Section 2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive use and benefit of all present and future
Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause a Custodian to deliver to the Depositor and the Master
Servicer a certification in the form attached hereto as Exhibit K (the "Initial
Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

      Within 90 days after the execution and delivery of this Agreement, the
Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver to the
Depositor and the Master Servicer a certification in the form attached hereto as
Exhibit L (the "Final Certification") to the effect that, as to each Mortgage
Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b). In performing any such review, the Trustee or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

      If, in the course of such review, a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01 or is omitted from such Mortgage File or if the Depositor, the
Master Servicer, the Trustee, a Custodian or the Securities Administrator
discovers a breach by a Servicer or the Sponsor of any representation, warranty or covenant under the Servicing Agreements or the Mortgage Loan Purchase
Agreement in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan
(provided that any such breach that causes the Mortgage Loan not to be a
"qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the
Certificateholders), then such party shall promptly so notify the Master
Servicer, the Sponsor, such Servicer, the Securities Administrator, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the applicable Servicer or the Sponsor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the Trustee receives written notice that the Sponsor or the applicable Servicer, as applicable, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable Servicer's or Sponsor's obligation, as the case may be, under the applicable Servicing Agreement or the Mortgage Loan Purchase
Agreement, as applicable, and cause the applicable Servicer or Sponsor, as applicable, to either (a) other than in the case of Washington Mutual, substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the
Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such

                                     - 52 -

defect was discovered if such defect will cause the Mortgage Loan not to be a
"qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

      Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing
Date unless the Depositor delivers to the Securities Administrator an Opinion of
Counsel, which Opinion of Counsel shall not be at the expense of either the
Trustee, the Securities Administrator or the Trust Estate, addressed to the
Trustee and the Securities Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any
REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding.

      It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the
Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

      If the Trustee receives written notice from the Depositor, the Master
Servicer or the Securities Administrator of a breach of any representation or warranty of a related Servicer or the Sponsor, the Trustee, on behalf of the
Trust, shall enforce the rights of the Trust under the Servicing Agreements and the Mortgage Loan Purchase Agreement for the benefit of the Certificateholders.
If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to the Mortgage Loans set forth in a Servicing Agreement, the
Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the
Trustee receives written notice from the Depositor, the Master Servicer or the
Securities Administrator of a breach of a representation with respect to a
Mortgage Loan set forth in clauses (k) or (o) of paragraph 3 or clauses (f) and
(oo) of paragraph 4 of the Mortgage Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the
Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses (k) or (o)
of paragraph 3 of the Mortgage Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing Agreements and the payment of any Reimbursement Amount, the obligation of a Servicer or the
Sponsor to cure or to repurchase (or, other than in the case of Washington
Mutual, to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the

                                     - 53 -

sole remedy against a Servicer or the Sponsor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the
Certificateholders.

      With respect to the representations and warranties relating to the
Mortgage Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer or the
Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the
Certificateholders in the related Mortgage Loan then, notwithstanding the
Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on
the Trustee's behalf and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this
Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase
Agreement.

      The representations and warranties of each Servicer with respect to the applicable Mortgage Loans in the related Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such
Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer under the related Servicing Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase
Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right, on behalf of the Trust, to enforce the obligations of the applicable Servicer under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Servicer in the applicable Servicing Agreement, without regard to whether such Servicer fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

      With respect to each Substitute Mortgage Loan the Sponsor shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the
Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of
Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar

                                     - 54 -

month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to
Certificateholders will include the Monthly Payment due for such month on any
Defective Mortgage Loan for which the Sponsor or a Servicer (other than
Washington Mutual) has substituted a Substitute Mortgage Loan.

      The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage
Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Securities Administrator, the Trustee and any Custodian. Upon
such substitution of a Mortgage Loan by the Sponsor or a Servicer (other than
Washington Mutual), each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, the Sponsor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan Purchase Agreement and the applicable Servicer shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the mortgage loan representations and warranties made pursuant to the applicable Servicing Agreement. Upon any such substitution and the deposit to the Master Servicer Custodial Account of any required
Substitution Adjustment Amount (as described in the next paragraph) and receipt by the Trustee of a Request for Release, the Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such Defective
Mortgage Loan to applicable Person and shall execute and deliver at such
Person's direction such instruments of transfer or assignment prepared by such
Person, without recourse, as shall be necessary to vest title in such Person or its designee to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

      For any month in which Sponsor or a Servicer (other than Washington
Mutual) substitutes one or more Substitute Mortgage Loans for one or more
Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by such Person in a
Loan Group as of the date of substitution is less than the aggregate Stated
Principal Balance of all such Defective Mortgage Loans in a Loan Group substituted by such Person (after application of the principal portion of the
Monthly Payments due in the month of substitution) (the "Substitution Adjustment
Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be remitted by such Person to the Master Servicer for deposit to the Master
Servicer Custodial Account on or before the 18th day of the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

      The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

                                     - 55 -

      Neither the Trustee nor any Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi),
(vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

      Section 2.03  Representations, Warranties and Covenants of the Master
Servicer. The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator and the Trustee, as of
the Closing Date:

            (i)     The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the
      United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a
      Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the
      Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the
      Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master
      Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Master Servicer to make this
      Agreement valid and binding upon the Master Servicer in accordance with its terms.

            (ii)    No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii)   The consummation of the transactions contemplated by this
      Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is

                                     - 56 -

      subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

            (iv)    There is no action, suit, proceeding or investigation
      pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master
      Servicer, or in any material impairment of the right or ability of the
      Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the
      Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

      The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

      Section 2.04  Representations and Warranties of the Depositor as to the
Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i)     Immediately prior to the transfer and assignment
      contemplated herein, the Depositor was the sole owner and holder of the
      Mortgage Loans. The Mortgage Loans were not assigned or pledged by the
      Depositor and the Depositor had good and marketable title thereto, and the
      Depositor had full right to transfer and sell the Mortgage Loans to the
      Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (ii)    As of the Closing Date, the Depositor has transferred all
      right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

            (iii)   As of the Closing Date, the Depositor has not transferred
      the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee or the related Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

      Upon discovery by any of the Depositor, the Master Servicer, the
Securities Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that any

                                     - 57 -

such breach that causes the Mortgage Loan not to be a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within
90 days of its discovery or its receipt of notice of any such breach, the
Depositor shall cure such breach in all material respects or shall either (i)
repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any
Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the Trustee on behalf of
Certificateholders, and such obligation shall survive until termination of the
Trust hereunder.

      Section 2.05  Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Senior Certificates (other than the Class 1-A-R, Class
4-A-15, Class 4-A-16, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class X-IO and
Class X-PO Certificates), the Components and the Classes of Subordinate
Certificates as "regular interests" and the Class UR Interest as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code
Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates (i) the Uncertificated Intermediate Lower-Tier Interests as classes of "regular interests" and the Class ILR Interest as the single class of
"residual interest" in the Intermediate Lower-Tier REMIC for the purposes of
Code Sections 860G(a)(1) and 860G(a)(2), respectively and (ii) the
Uncertificated Lower-Tier Interests as classes of "regular interests" and the
Class LR Interest as the single class of "residual interest" in the Lower-Tier
REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

      Section 2.06  Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC, the
Intermediate Lower-Tier REMIC and Lower-Tier REMIC within the meaning of Section
860G(a)(9) of the Code.

      Section 2.07  REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC, the
Intermediate Lower-Tier REMIC and the Lower-Tier REMIC is April 25, 2036.

      Section 2.08  Execution and Delivery of Certificates. The Securities
Administrator (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Intermediate Lower-Tier
REMIC and the Certificateholders and that it holds the Uncertificated
Intermediate Lower-Tier Interests on behalf of the Upper-Tier REMIC and the
Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, Uncertificated Lower-Tier
Interests and Uncertificated Intermediate Lower-Tier Interests, together with all other assets included in the

                                     - 58 -

definition of "Trust Estate," receipt of which is hereby acknowledged,
Certificates in authorized denominations which, together with the Uncertificated
Intermediate Lower-Tier Interests and the Uncertificated Lower-Tier Interests,
evidence ownership of the entire Trust Estate.

      Section 2.09  Establishment of the Trust.

      The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2006-3 Trust" and does hereby appoint U.S. Bank National Association as Trustee in accordance with the provisions of this Agreement.

      Section 2.10  Purpose and Powers of the Trust.

      The purpose of the common law trust, as created hereunder, is to engage in the following activities:

      (a)   to acquire and hold the Mortgage Loans and the other assets of the
Trust Estate and the proceeds therefrom;

      (b)   to issue the Certificates sold to the Depositor in exchange for the
Mortgage Loans;

      (c)   to make payments on the Certificates;

      (d)   to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

      (e)   subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust
Estate and the making of distributions to the Certificateholders.

     The trust is hereby authorized to engage in the foregoing activities.
Neither the Trustee nor the Securities Administrator shall cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                   ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

      Section 3.01  Master Servicing of the Mortgage Loans. For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective
Mortgage Loans in accordance with the terms of the applicable Servicing
Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a

                                     - 59 -

manner consistent with this Agreement, subject to the prior sentence, and with
Customary Servicing Procedures. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the
Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each
Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the Master
Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Master Servicer
Custodial Account pursuant to the applicable Servicing Agreements.

      Continuously from the date hereof until the termination of the Trust, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

      The relationship of the Master Servicer (and of any successor to the
Master Servicer as master servicer under this Agreement) to the Trustee and the
Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      Section 3.02  Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the
Depositor the compliance by each Servicer with its duties under the related
Servicing Agreement. In the review of each Servicer's activities, the Master
Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities
Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

      (b)   The Master Servicer, for the benefit of the Trust and the
Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such
Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master
Servicer (except, in the case of the Wells Fargo Servicing Agreement, the
Trustee shall select the successor Servicer); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such

                                     - 60 -

successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The
Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

      (c)   To the extent that the costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any
Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the
Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer (except in the case of the termination of Wells Fargo Bank as a Servicer) or the Trustee,
as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the
Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the Master Servicer Custodial Account.

      (d)   The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing
Agreement.

      (e)   If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

      (f)   Subject to the conditions set forth in this Section 3.02(f), the
Master Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such
Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the
Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this
Agreement to the

                                     - 61 -

same extent as if such Servicing Function Participant were the Master Servicer.
The Master Servicer shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Master Servicer engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Master Servicer shall be responsible for determining whether such
Subcontractor is an Additional Servicer.

      The Master Servicer shall indemnify the Depositor, the Sponsor, the
Trustee and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Master Servicer's obligation set forth in the preceding paragraph or the failure of the Master
Servicer to perform any of its obligations under this Section 3.02(f), Section
3.20, Section 3.21 or Section 3.22.

      Section 3.03  Fidelity Bond; Errors and Omissions Insurance. The Master
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as
Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the
Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sponsors' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master
Servicer by express waiver of Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

      Section 3.04  Access to Certain Documentation. The Master Servicer shall provide, and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer.
Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the
Master Servicer or the related Servicer to provide access as

                                     - 62 -

provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

      Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims.
(a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage
Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing
Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this
Agreement and the related Servicing Agreement, as applicable.

      (b)   The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary
Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any
Servicer under any Primary Mortgage Insurance Policies shall be deposited in the
Master Servicer Custodial Account, subject to withdrawal pursuant to Section
3.11.

                                     - 63 -

      Section 3.06  Rights of the Depositor, the Securities Administrator and
the Trustee in Respect of the Master Servicer. The Depositor may, but is not
obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor
shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Securities Administrator, the Trustee or the
Depositor shall not be obligated to supervise the performance of the Master
Servicer hereunder or otherwise.

      Section 3.07  Trustee to Act as Master Servicer. (a) In the event the
Master Servicer or any successor master servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections 7.02 and 8.05.

      (b)   The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as
Master Servicer hereunder to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all
Master Servicing Transfer Costs.

      Section 3.08  Servicer Custodial Accounts and Escrow Accounts. (a) The
Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal
Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and Advances
made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account. The Master Servicer
is hereby authorized to make withdrawals from and deposits to the related
Servicer Custodial Account for purposes required or permitted by this Agreement.

      (b)   The Master Servicer shall also enforce the obligation of each
Servicer to establish and maintain a Buy-Down Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts any Buy-Down Funds shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt thereof. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Buy-Down Account for

                                     - 64 -

purposes required or permitted by this Agreement. In addition, the Master
Servicer shall enforce the obligation of each Servicer to withdraw from the
Buy-Down Account and deposit in immediately available funds in the Servicer
Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

      (c)   To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

      Section 3.09  Collection of Mortgage Loan Payments; Master Servicer
Custodial Account and Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

      (b)   The Securities Administrator shall establish and maintain the
Certificate Account, which shall be deemed to consist of four sub-accounts and into which the Master Servicer will deposit on or prior to 11:00 a.m. New York time, on each Distribution Date (or, if the Securities Administrator is no
longer the same Person as, or an Affiliate of, the Master Servicer, the Business
Day preceding each Distribution Date) all amounts on deposit in the Master
Servicer Custodial Account for distribution to Certificateholders.

      (c)   The Master Servicer shall establish and maintain the Master Servicer
Custodial Account, which shall be an Eligible Account and which may be deemed to be a sub-account of the Certificate Account for so long as the Master Servicer and the Securities Administrator are the same Person. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master
Servicer Custodial Account by the Master Servicer.

      (d)   On a daily basis within one (1) Business Day of receipt (except as otherwise specifically provided herein), the Master Servicer shall deposit or cause to be deposited the following payments and collections remitted to the
Master Servicer by each Servicer from its respective Servicer Custodial Account pursuant to the related Servicing Agreement or otherwise or received by the
Master Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date
(other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

            (i)     all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

                                     - 65 -

            (ii)    all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

            (iii)   (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with
      Customary Servicing Procedures or (3) required to be deposited to an
      Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

            (iv)    any amount required to be deposited by the Master Servicer pursuant to Section 3.09(e) in connection with any losses on Permitted
      Investments with respect to the Master Servicer Custodial Account;

            (v)     any amounts relating to REO Property required to be remitted by the applicable Servicer;

            (vi)    Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master
      Servicer or the Trustee pursuant to Section 3.19 or the Trustee pursuant to Section 8.01) and any Compensating Interest paid by the applicable
      Servicer pursuant to the related Servicing Agreement;

            (vii)   all Purchase Prices, all Substitution Adjustment Amounts and
      all Reimbursement Amounts to the extent received by the Servicer;

            (viii)  any Recoveries;

            (ix)    any Buy-Down Funds required to be deposited pursuant to
      Section 3.08; and

            (x)     any other amounts required to be deposited hereunder.

      If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer
Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.

      (e)   Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master
Servicer in Permitted Investments, which shall mature not later than the
Business Day next preceding the Distribution Date (except that if such Permitted
Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date)
and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Master Servicer Custodial Account
Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master
Servicer Custodial Account incurred in any such account in respect of any such investments shall

                                     - 66 -

promptly be deposited by the Master Servicer from its own funds in the Master
Servicer Custodial Account.

      (f)   Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities
Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution
Date and shall not be sold or disposed of prior to its maturity. All such
Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the
Certificate Account shall be for the benefit of the Securities Administrator as its compensation and the amount of any losses realized in the Certificate
Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds in the Certificate Account.

      (g)   The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities
Administrator shall give notice to the Depositor, the Trustee, the Master
Servicer and the Rating Agencies of any proposed change of the location of the
Certificate Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form attached hereto as
Exhibit F.

      (h)   The Securities Administrator shall designate each of the
Intermediate Lower-Tier Certificate Sub-Account and the Upper-Tier Certificate
Sub-Account as a sub-account of the Certificate Account. On each Distribution
Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the
Depositor), the Securities Administrator shall, from funds available on deposit in the Certificate Account, be deemed to deposit into the Intermediate
Lower-Tier Certificate Sub-Account, the Lower-Tier Distribution Amount. The
Securities Administrator shall then immediately, from funds available in the
Intermediate Lower-Tier Certificate Sub-Account, be deemed to deposit into the
Upper-Tier Certificate Sub-Account, the Intermediate Lower-Tier Distribution
Amount.

                                     - 67 -

      Section 3.10  Access to Certain Documentation and Information Regarding
the Mortgage Loans. The Master Servicer shall afford and shall enforce the obligation of the Servicers to afford the Securities Administrator and the
Trustee reasonable access to all records and documentation regarding the
Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

      Section 3.11  Permitted Withdrawals from the Certificate Account and the
Master Servicer Custodial Account. (a)The Securities Administrator shall withdraw funds from the Certificate Account for distributions to
Certificateholders in the manner specified in this Agreement. In addition, the
Master Servicer may from time to time make withdrawals from the Master Servicer
Custodial Account for the following purposes:

            (i)     to pay to the Servicers (to the extent not previously
      retained by them), the Servicing Fee to which they are entitled pursuant to the Servicing Agreements and to pay itself any Master Servicer
      Custodial Account Reinvestment Income;

            (ii)    to pay to the Securities Administrator and the Trustee any
      amounts due to the Securities Administrator and the Trustee under this
      Agreement (including, but not limited to, all amounts provided for under
      Section 3.02, Section 3.07, Section 8.05 and Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

            (iii)   to reimburse the Servicers (or, if applicable, itself or the
      Trustee) for unreimbursed Advances made pursuant to the related Servicing
      Agreement (or in the case of itself or the Trustee, pursuant to Section
      3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the
      Mortgage Loans serviced by such Servicer in the related Loan Group in respect of which any such Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee) in respect of which any such Advance was made;

            (iv)    to reimburse the Servicers (or, if applicable, itself or the
      Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage
      Loan(s) in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such
      Servicer (of, if applicable, the Master Servicer or the Trustee);

            (v)     to reimburse the Servicers for Insured Expenses from the
      related Insurance Proceeds;

            (vi)    to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

                                     - 68 -

            (vii)   to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

            (viii)  to withdraw any amount deposited in the Master Servicer
      Custodial Account and not required to be deposited therein; and

            (ix)    to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities
Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities
Administrator which describes the amounts remitted in error to the Securities
Administrator for deposit to the Certificate Account.

      (b)   On each Distribution Date, funds on deposit in the Certificate
Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates and the Class 1-A-R
Certificate (in respect of the Class UR Interest) as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

      Section 3.12  Maintenance of Hazard Insurance and Other Insurance. (a) For
each Mortgage Loan, the Master Servicer shall enforce any obligation of the
Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related
Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

      (b)   Pursuant to Sections 3.08 and 3.09, any amounts collected by the
Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer
Custodial Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to
Certificateholders and shall be recoverable by the Master Servicer or such
Servicer pursuant to Sections 3.08 and 3.09.

                                     - 69 -

      Section 3.13  Presentment of Claims and Collection of Proceeds. The Master
Servicer shall (to the extent provided in the applicable Servicing Agreement)
cause the related Servicer to, prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies.
Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

      Section 3.14  Enforcement of Due-On-Sale Clauses; Assumption Agreements.
To the extent provided in the applicable Servicing Agreement and to the extent
Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

      Section 3.15  Realization Upon Defaulted Mortgage Loans; REO Property. (a)
The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

      (b)   With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the
Certificateholders, or its nominee, on behalf of the Certificateholders. The
Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the
Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing
Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the
Master Servicer shall cause the applicable Servicer to protect and conserve such
REO Property in the manner and to the extent required by the applicable
Servicing Agreement, subject to the REMIC Provisions. In the event that the
Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master
Servicer shall enforce the obligation of the related Servicer to dispose of such
Mortgaged Property within the time period specified in the applicable Servicing
Agreement, but in any event within three years after the acquisition by the
Servicer for the Trust (such period, the "REO Disposition Period") unless (i)
the Servicer provides to the Trustee, the Master Servicer and the Securities
Administrator an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the

                                     - 70 -

imposition of taxes on "prohibited transactions" of the Trust as defined in
Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any
Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

      (c)   The Master Servicer shall, to the extent required by the related
Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

      (d)   The applicable Servicer, upon the final disposition of any REO
Property, shall be entitled to reimbursement for any related unreimbursed
Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

      (e)   The Liquidation Proceeds from the final disposition of the REO
Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the
Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account.

      Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC
Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged
Property under Section 860G(c) of the Code or otherwise, unless the Master
Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

      Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities
Administrator reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a
Certificateholder that has

                                     - 71 -

furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder"
within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any
Certificateholder pursuant to federal withholding requirements, the Securities
Administrator shall indicate the amount withheld to such Certificateholder.

      Section 3.16  Trustee to Cooperate; Release of Mortgage Files. Upon the
payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related
Servicer will immediately notify the Trustee (or, at the direction of the
Trustee, a Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the related Servicer with the Mortgage File) of a
Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer). Upon receipt of such request, the Trustee or a Custodian, as applicable, shall within seven (7)
Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related
Servicer's direction execute and deliver to the Master Servicer or the related
Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer's obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

      From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the
other documents included in the Mortgage File, the Trustee or a Custodian, as
applicable, shall, upon delivery to the Trustee (or, at the direction of the
Trustee, a Custodian) of a Request for Release signed by a Master Servicing
Officer or a Servicing Officer, release the Mortgage File within seven (7)
Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master Servicer or the applicable
Servicer shall cause the Mortgage Files so released to be returned to the
Trustee or a Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or a Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

      If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or
any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's

                                     - 72 -

sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

      Section 3.17  Documents, Records and Funds in Possession of the Master
Servicer to be Held for the Trustee. Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause each Servicer to transmit to the
Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a
Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as Liquidation Proceeds, Recoveries or Insurance
Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer
Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee on behalf of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement. The Master
Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, any Servicer Custodial Account, the
Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the
Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any
Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

      Section 3.18  Master Servicer Compensation. As compensation for its services hereunder, the Master Servicer shall be entitled to a fee in an amount agreed upon between the Master Servicer and the Securities Administrator,
payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Master Servicer shall also be entitled to additional compensation in the form of the Master Servicer Custodial Account
Reinvestment Income. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

      Section 3.19  Advances. The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable
Servicing Agreement. A Servicer shall be entitled to be reimbursed from the applicable Servicer Custodial Account for all Advances of its own funds made pursuant to the related Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities
Administrator of the amount of the Periodic Advance to be made by a Servicer on each

                                     - 73 -

applicable Advance Date no later than the related Remittance Date. If a Servicer fails to make any required Periodic Advance pursuant to the related Servicing
Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Periodic Advance would not be recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day preceding the related Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor Servicer is appointed, continue to make Periodic Advances required pursuant to the related
Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such Periodic Advance would not be recoverable. If the Master Servicer is unable to make a Periodic Advance required to be made by it in accordance with this Section 3.19, the Master
Servicer shall immediately, and in no event later than 5:00 P.M. New York time on the last Business Day preceding the related Distribution Date, give written notice thereof to the Trustee, the Securities Administrator and the Depositor.

      Section 3.20  Annual Statement as to Compliance. (a)Each of the Master
Servicer and the Securities Administrator shall deliver, and shall cause any
Additional Servicer engaged by it to deliver, or otherwise make available to the
Depositor and the Securities Administrator (and the Securities Administrator
will forward to the Trustee and each Rating Agency), no later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (each, together with such similar certificate delivered by each Servicer as described in Section
3.20(b), a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in case of an Additional
Servicer has been made under such officers' supervision and (b) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such applicable agreement in case of an
Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on its use. The obligations of the Master Servicer and the Securities
Administrator under this Section apply to each entity that acted as Master
Servicer or Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master Servicer or Securities
Administrator at the time such Compliance Statement is required to be delivered.

      (b)   In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement or such applicable agreement in the case of an
Additional Servicer or the period of time that the Additional Servicer was subject to such other servicing agreement. The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing
Agreement, to deliver to the Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the

                                     - 74 -

related Servicing Agreement. The Master Servicer shall include such Compliance
Statements of the Servicers with its own Compliance Statement to be submitted pursuant to this Section 3.20.

      Section 3.21  Assessments of Compliance and Attestation Reports. (a)Each
of the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function
Participant engaged by it to deliver, or otherwise make available to the
Depositor and the Securities Administrator on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an
"Assessment of Compliance"), reasonably satisfactory to the Depositor and the
Securities Administrator, that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria,
(ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22(c), including, if there has been any material instance of noncompliance with the
Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

      No later than February 1 of each fiscal year for the Trust for which a
10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing
Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master Servicer, the Securities
Administrator and the Custodian (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to
Section 3.21(b)) of each Servicing Function Participant engaged by it.

      Promptly after receipt of such Assessments of Compliance, the Securities
Administrator shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit Q and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any Servicing
Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

      (b)   Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall cause, and shall cause each Servicing
Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities

                                     - 75 -

Administrator, the Custodian or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified
Public Accountants to furnish a report (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an "Attestation
Report") to the Securities Administrator and the Depositor, to the effect that
(i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the
Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules
1-02(a)(3) and 2-02(g) of the Commission's Regulation S-X. Such Attestation
Reports must be available for general use and not contain restricted use language.

      Promptly after receipt of such Attestation Reports, the Securities
Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions. The
Master Servicer shall include each such Attestation Report furnished to it by the Servicers with its own Attestation Report to be submitted to the Securities
Administrator pursuant to this Section 3.21. None of the Master Servicer, the
Securities Administrator or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation
Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any
Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation Report in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

      (c)   The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the
Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers
with its own Assessment of Compliance and related Attestation Report to be submitted pursuant to this Section 3.21.

      (d)   In the event the Master Servicer, the Custodian or the Securities
Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function
Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an Attestation Report as required in this
Section 3.21 with respect to the period of time that the Master Servicer or the
Securities Administrator was subject to this Agreement.

                                     - 76 -

      Section 3.22  Reports to the Commission. (a) The Securities Administrator
and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the
Exchange Act. Without limiting the generality of the foregoing, the Securities
Administrator shall prepare and file on behalf of the Trust any Form 8-K, Form
10-D and Form 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Master Servicer shall sign such Forms on behalf of the Trust. Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

      (b)   Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such
Distribution Date attached thereto. Any disclosure in addition to the Monthly
Statement for such Distribution Date that is required to be included on Form
10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit R hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 3.22(b).

As set forth on Exhibit R hereto, within 5 calendar days after the related
Distribution Date, (i) the parties described on Exhibit R shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-D Disclosure, if applicable, together with an Additional
Disclosure Notification in the form of Exhibit V and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities
Administrator shall compile all such information provided to it in a Form 10-D prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit R of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the
Securities Administrator in connection with including any Additional Form 10-D
Disclosure on Form 10-D pursuant to this paragraph.

     After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Master Servicer for review and, only if Additional Form 10-D Disclosure is contained therein, the Securities Administrator shall forward such Form 10-D to the Depositor for review. Within 2 Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities
Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized officer of the Master Servicer shall sign each Form 10-D. If a Form
10-D cannot be filed on time or if a

                                     - 77 -

previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities
Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. Each party to this Agreement acknowledges that the performance by the Master Servicer and Securities Administrator of its duties under this
Section 3.22(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section
3.22(b) and also contingent upon the Servicers, the Custodian and any Servicing
Function Participant strictly observing deadlines no later than these set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-D
Disclosure pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the
Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any
Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

      (c)   On or prior to the 90th day after the end of each fiscal year of the
Trust or such earlier date as may be required by the Exchange Act (the "10-K
Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities
Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the
Securities Administrator within the applicable time frames set forth in this
Agreement and the related Servicing Agreements:

            (i)     a Compliance Statement for each Servicer, the Master
      Servicer and the Securities Administrator (each, a "Reporting Servicer")
      as described under Section 3.20;

            (ii)    (A) the Assessment of Compliance for each Reporting
      Servicer, as described under Section 3.21(a) and (c), and (B) if each
      Reporting Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included;
      provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any Assessment of Compliance described in this clause (ii) or Attestation Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

            (iii)   (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
      Servicer's Attestation Report identifies

                                     - 78 -

      any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation
      Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such
      Attestation Report is not included; and

            (iv)    a Sarbanes-Oxley Certification, as described in Section
3.22(e).

      (d)   Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure")
shall be reported by the parties set forth on Exhibit S to the Depositor and the
Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
10-K Disclosure, except as set forth in this Section 3.22(d).

      As set forth on Exhibit S hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in
2007, (i) the parties described in Exhibit S shall be required to provide to the
Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, together with an Additional Disclosure Notification in the form attached hereto as Exhibit V and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K
Disclosure on Form 10-K. The Securities Administrator shall compile all such information provided to it in a Form 10-K prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit S of their duties under this paragraph or proactively solicit or procure from such parties any Additional
Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

      After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Master Servicer and Depositor for
review. Within three Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Promptly (but no later than 1
Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form
10-K prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.
The parties to this Agreement acknowledge that the performance by the Master
Servicer and the Securities Administrator of its duties under this Section
3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(c), Section
3.22(e), Section 3.20 and Section 3.21 and is also contingent upon the
Servicers, the

                                     - 79 -

Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-K Disclosure, any Compliance Statement and any
Assessment of Compliance and Attestation Report pursuant to the related
Servicing Agreements, any custodial agreement or any other applicable agreement.
Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such
Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (e)   Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any disclosure or information related to a
Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-Ks filed in connection with the issuance of the
Certificates ("Form 8-K Disclosure Information") shall be reported by the parties set forth on Exhibit T hereto to the Depositor and the Securities
Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
8-K Disclosure, or any Form 8-K, except as set forth in this Section 3.22(e).

      As set forth on Exhibit T hereto, no later than the end of business on the
2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Securities Administrator
(at cts.sec.notifications@wellsfargo.com with a copy by facsimile to
410-715-2380) and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Form 8-K Disclosure
Information, if applicable, together with an Additional Disclosure Notification in the form attached hereto as Exhibit V and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Securities Administrator shall compile all such information provided to it in a Form 8-K prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit T of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K
Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

      After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Master Servicer and Depositor for
review. No later than the close of business New York City time on the 3rd
Business Day after the Reportable Event, the Depositor shall notify the
Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes

                                     - 80 -

or approval, the Securities Administrator shall be entitled to assume that such
Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized officer of the Master
Servicer shall sign the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities
Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in
Section 11.05. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.22(e) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(e) and also contingent upon the Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities
Administrator of any necessary Form 8-K Disclosure Information pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Securities
Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or Servicing
Function Participant needed to prepare, arrange for execution or file such Form
8-K, not resulting from its own negligence, bad faith or willful misconduct.

      (f)   Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit M attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities
Administrator (if the Securities Administrator is not the same entity as the
Master Servicer) shall provide, and shall cause any Servicing Function
Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley
Certification (the "Certifying Person"), by March 15th of each year in which the
Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, together with such similar certification delivered by each Servicer as described in
Section 3.22(f), a "Back-up Certification"), in the form attached hereto as
Exhibit R, upon which the Certifying Person, the entity for which the Certifying
Person acts as an officer, and such entity's officers, directors and Affiliates
(collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the
Trust. Such officer of the Certifying Person can be contacted by email at
cts.sec.notifications@wellsfargo.com. In the event the Master Servicer, the
Securities Administrator or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section
3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same
Person and the Master Servicer

                                     - 81 -

is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any
Back-Up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or Custodial Agreement.

      (g)   Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide the Back-up
Certification required pursuant to each of the Servicing Agreements.

      (h)   Upon any filing with the Commission prepared and filed by the
Securities Administrator, the Securities Administrator shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

     (i)    (i) The obligations set forth in paragraphs (a) through (g) of this
Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to
January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the
Securities Administrator shall prepare and file with the Commission a Form 15
Suspension Notification executed by the Master Servicer with respect to the
Trust, with a copy to the Depositor. At the beginning of the calendar year after the filing of a Form 15 Suspension Notification, if the Depositor or the
Certificate Registrar determines that the number of Certificateholders of the
Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the
Exchange Act, it shall promptly notify the Securities Administrator and the
Securities Administrator shall recommence preparing and filing reports on Form
8-K, 10-D and 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (g) of this Section.

     (ii)   In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or
10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities
Administrator will immediately electronically notify the Depositor and the
Master Servicer of such inability to make a timely filing with the Commission.
In the case of Form 10-D and 10-K, the Securities Administrator, the Master
Servicer, the Trustee and the Depositor will cooperate to prepare and file a
Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or
10-K needs to be amended in connection with any Additional Form 10-D Disclosure
(other than, in the case of Form 10-D, for the purpose of restating any Monthly
Statement), Additional Form 10-K Disclosure or Form 8-K Disclosure Information,
the Securities Administrator will notify the Depositor and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form
12b-25 or any amendment to Form 8-K or 10-D shall be signed by a duly authorized officer (and a senior officer with respect to the Form 10-K) of the Master
Servicer. The parties to this Agreement

                                     - 82 -

acknowledge that the performance by the Master Servicer and the Securities
Administrator of its duties under this Section 3.22(i) related to the timely preparation, arrangement for execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section 3.22(i). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the
Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (j)   Nothwithstanding the provision of Section 11.01, this Section 3.22 may be amended without the consent of the Certificateholders.

      Section 3.23  Maintenance of the Rounding Account; Collections Thereunder.
On or prior to the Closing Date, the Securities Administrator shall establish an account (a "Rounding Account") with respect to each Class of Special Retail
Certificates, and Banc of America Securities LLC shall deposit $999.99 into the
Rounding Account. The Securities Administrator shall maintain such account to provide, if needed, the applicable Rounding Amount (defined below) on any
Distribution Date.

      If, on any Distribution Date, the Securities Administrator determines that amounts are available out of the Pool Distribution Amount for Loan Group 4
(after giving effect to the repayment of any funds withdrawn from the related
Rounding Account on prior Distribution Dates which have not been repaid) for distributions of principal on a Class of the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Securities Administrator shall withdraw from the related Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the date on which any Realized Loss would decrease the Class Certificate Balance of the Class 4-A-9 Certificates, with respect to which the Securities
Administrator determines that amounts are available out of the Pool Distribution
Amount for Loan Group 4 for distributions of principal on the Class 4-A-9
Certificates, the aggregate amount allocable to such Certificates will be applied first to repay any funds withdrawn from the related Rounding Account on prior Distribution Dates which have not been repaid.

      Any amounts withdrawn by the Securities Administrator from the Rounding
Account shall be deposited in the Certificate Account for distribution to the
Holders of the Special Retail Certificates as described in the preceding paragraph.

      On or promptly after the date on which any Realized Loss would decrease the Class Certificate Balance of the Class 4-A-9 Certificates or the Class
Certificate Balance thereof is reduced to zero, the Securities Administrator shall remit to Banc of America Securities LLC any amounts remaining in the
Rounding Account relating to the Class 4-A-9 Certificates.

      Amounts on deposit in a Rounding Account shall not be invested.

                                     - 83 -

      The Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an
"outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury
Regulations, and in that regard (A) each Rounding Account shall be an outside reserve fund and not an asset of any REMIC, (B) each Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of
America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by any REMIC to a Rounding
Account shall be treated for all federal tax purposes as distributed by such
REMIC to Banc of America Securities LLC.

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

      Section 4.01  Master Servicer's Certificate. Each month, not later than
12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer's Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator)
certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this
Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master
Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

      Section 5.01  Distributions. On each Distribution Date, based solely on the information in the Master Servicer's Certificate, the Securities
Administrator shall distribute out of the Certificate Account, the Intermediate
Lower-Tier Certificate Sub-Account or the Upper-Tier Certificate Sub-Account, as
applicable (to the extent funds are available therein), to each
Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such
Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder's
Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02;
provided, however, that distributions of principal to the Special Retail
Certificates shall be made as described in Section 5.11.

      None of the Holders of any Class of Certificates, the Depositor, the
Master Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

                                     - 84 -

      Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

      Section 5.02  Priorities of Distributions. (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Master Servicer, the Securities Administrator and the
Trustee pursuant to Section 3.09(f) and Section 3.11 and shall pay such funds to itself, the Master Servicer and the Trustee, as applicable, and (2) based solely on the information contained in the Master Servicer's Certificate, the Pool
Distribution Amount (after the payment of the Servicing Fees for such Mortgage
Loans and expenses and indemnities reimbursable pursuant to this Agreement, in each case to the extent not previously retained by or distributed to a Servicer, the Securities Administrator, the Master Servicer or the Trustee) for each Loan
Group, and shall apply such funds to the Certificates in the following order of priority and to the extent of such funds, paying each Group solely from the Pool
Distribution Amount for the Related Loan Group, in the following order of priority and to the extent of such funds:

            (i)     to each Class of Senior Certificates (other than the Class
      4-A-15, Class 4-A-16, Class 5-A-1, Class 5-A-2, Class 5-A-3 and Class X-IO
      Certificates) and the Components of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class or
      Component Interest Distribution Amount for such Component and any shortfall being allocated among such Classes or Component in proportion to the amount of the Interest Distribution Amount or Component Interest
      Distribution Amount, as the case may be, that would have been distributed in the absence of such shortfall but, until the applicable Accretion
      Termination Date, amounts that would have been distributed pursuant to this clause (a) to the Class 4-A-17 Certificates and Class 4-A-18
      Certificates may be distributed instead as principal to the Class 4-A-19
      Certificates, Class 4-A-20 Certificates, Class 4-4A15 Component and Class
      4-4A16 Component and (b) to the Class 5A-5A1, Class 5B-5A1, Class 5A-5A2
      and Class 5B-5A2 Components may be distributed as principal of the Class
      5-A-4, Class 5-A-5, Class 5-A-6, Class 5-A-7, Class 5-A-8 and Class 5-A-9
      Certificates and the Class 5A-4A15 and Class 5A-4A16 Components in
      accordance with Section 5.02(b)(v);

            (ii)    with respect to Group 1, Group 2, Group 3, Group 4, Group 5A and Group 5B, concurrently, to each Class of related Senior Certificates
      (other than the Class 4-A-15, Class 4-A-16, Class 5-A-1, Class 5-A-2,
      Class 5-A-3 and Class X-IO Certificates) and the Class PO Component of
      such Group and with respect to Group 4, the Class 4-A-15 Components and
      Class 4-A-16 Components and with respect to Group 5, the Class 5-A-1,
      Class 5-A-2 and Class 5-A-3 Components, pro rata, based on their Senior
      Principal Distribution Amount and PO Principal Amount, respectively, (A)
      to the related Senior Certificates and Class 4-A-15, Class 4-A-16, Class
      5-A-1, Class 5-A-2 and Class 5-A-3 Components, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section
      5.02(b) and (B) to the Class PO Component of such Group in an aggregate amount up to the applicable PO Principal Amount for such Group and, with respect to Group 6, to each Class of Group 6 Senior Certificates based on their Senior Principal Distribution Amount;

                                     - 85 -

            (iii)   with respect to Group 1, Group 2, Group 3, Group 4, Group 5A and Group 5B, to the applicable Class PO Component of such Group, any applicable Class PO Deferred Amount (after giving effect to the distribution to such Class PO Component of the Class PO Recovery for the
      Related Loan Group), up to the Subordinate Principal Distribution Amounts
      for the related Loan Group or Loan Groups from amounts otherwise distributable, (A) in the case of each Class PO Component, first to the
      Class B-6 Certificates pursuant to clause (iv)(N) below, second to the
      Class B-5 Certificates, pursuant to clause (iv)(L) below, third to the
      Class B-4 Certificates, pursuant to clause (iv)(J) below, fourth to the
      Class B-3 Certificates, pursuant to clause (iv)(H) below, fifth to the
      Class B-2 Certificates, pursuant to clause (iv)(F) below, sixth to the
      Class B-1 Certificates, pursuant to clause (iv)(D) below and finally to the Class M Certificates, pursuant to clause (iv)(B) below;

            (iv)    to each Class of Subordinate Certificates, subject to
      paragraph (d) below, in the following order of priority:

                    (A)   to the Class M Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (B)   to the Class M Certificates an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof, has been reduced to zero;

                    (C)   to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (D)   to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (E)   to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (F)   to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (G)   to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (H)   to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                                     - 86 -

                    (I)   to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (J)   to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (K)   to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (L)   to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (M)   to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                    (N)   to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v)     to the Holder of the Class 1-A-R Certificate, any amounts
      remaining in the Upper-Tier Certificate Sub-Account and the Intermediate
      Lower-Tier Certificate Sub-Account and any remaining Pool Distribution
      Amounts.

            No Class of Certificates or Component will be entitled to any distributions with respect to the amount payable pursuant to clause (ii)
      of the definition of "Interest Distribution Amount" or "Component Interest
      Distribution Amount" after its Class Certificate Balance or Notional
      Amount, as the case may be, has been reduced to zero.

            For any Group and on any Distribution Date, amounts distributed in respect of the Class PO Deferred Amounts (including the distribution of the Class PO Recoveries) will not reduce the Component Balance of the applicable Class PO Component.

            All distributions in respect of the Interest Distribution Amount for a Class or the Component Interest Distribution Amount for a Component will be applied first with respect to the amount payable pursuant to clause (i)
      of the definition of "Interest Distribution Amount" or "Component Interest
      Distribution Amount" as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount sequentially to each Class of
      Certificates then outstanding which bore the loss to which such
      Reimbursement Amount relates, beginning with the most senior of such
      Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application

                                     - 87 -

      described in the preceding sentence shall be included in the Pool
      Distribution Amount for the applicable Loan Group.

            (vi)    Distributions on the Uncertificated Lower-Tier Interests. On
      each Distribution Date, interest shall be distributed in respect of the
      Uncertificated Lower-Tier Interests (other than the Class 1-LPO Interest, the Class 2-LPO Interest, the Class 3-LPO Interest, the Class 4-LPO
      Interest, the Class 5A-LPO Interest and the Class 5B-LPO Interest) at the
      pass-through rate thereon, as described in the next to last paragraph of this Section 5.02(a)(vi). For purposes of calculating the interest distributable in respect of each Uncertificated Lower-Tier Interest and any Distribution Date, Non-Supported Interest Shortfalls and Relief Act
      Reductions related to a Loan Group shall be allocated to the related
      Uncertificated Lower-Tier Interests pro rata based on, and to the extent of, one month's interest at the then applicable pass-through rate on such
      Uncertificated Lower-Tier Interest. Any Non-Supported Interest Shortfalls
      and Relief Act Reductions allocated to the Uncertificated Lower-Tier
      Interests pursuant to this paragraph shall be (a) from Non-Supported
      Interest Shortfalls and Relief Act Reductions allocated to Loan Group 1 in the case of Uncertificated Lower-Tier Interests beginning with the numeral
      "1," (b) from Non-Supported Interest Shortfalls and Relief Act Reductions
      allocated to Loan Group 2 in the case of Uncertificated Lower-Tier
      Interests beginning with the numeral "2," (c) from Non-Supported Interest
      Shortfalls and Relief Act Reductions allocated to Loan Group 3 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "3," (d)
      from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan Group 4 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "4," (e) from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan Group 5A in the case of
      Uncertificated Lower-Tier Interests beginning with the numeral "5A," (f)
      from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan Group 5B in the case of Uncertificated Lower-Tier Interests beginning with the numeral "5B" and (g) from Non-Supported Interest
      Shortfalls and Relief Act Reductions allocated to Loan Group 6 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "6."

            All distributions of principal shall be made first to the Class
      1-LPO Interest, the Class 2-LPO Interest, the Class 3-LPO Interest, the
      Class 4-LPO Interest, the Class 5A-LPO Interest and the Class 5B-LPO
      Interest, so as to keep the principal balances thereof at all times equal to the Component Balances of the Class 1-X-PO Component, the Class 2-X-PO
      Component, the Class 3-X-PO Component, Class 4-X-PO Component, Class
      5A-X-PO Component and Class 5B-X-PO Component, respectively; second, to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest,
      the Class 4-LS Interest, the Class 5A-LS Interest, the Class 5B-LS
      Interest and the Class 6-LS Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the Group
      Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3, Loan
      Group 4, Loan Group 5A, Loan Group 5B and Loan Group 6, respectively
      (except that if any such amount is greater than on the preceding
      Distribution Date, the least amount of principal shall be distributed to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest,
      the Class 4-LS Interest, the Class 5A-LS Interest, the Class 5B-LS
      Interest and the Class 6-LS Interest, such that the Subordinate Balance
      Ratio is maintained), and third, any remaining principal to the Class 1-L
      Interest, the Class 2-L Interest, the Class

                                     - 88 -

      3-L Interest, the Class 4-L Interest, the Class 5A-L Interest, the Class
      5B-L Interest and the Class 6-L Interest. Any distributions of principal made to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be made from the Group 1 Mortgage Loans to the Uncertificated
      Lower-Tier Interests beginning with the numeral "1," from the Group 2
      Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "2," from the Group 3 Mortgage Loans to the Uncertificated
      Lower-Tier Interests beginning with the numeral "3," from the Group 4
      Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "4," from the Group 5A Mortgage Loans to the Uncertificated
      Lower-Tier Interests beginning with the numeral "5A," from the Group 5B
      Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "5B" and from the Group 6 Mortgage Loans to the Uncertificated
      Lower-Tier Interests beginning with the numeral "6."

            Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LPO Interest, the
      Class 2-LPO Interest, the Class 3-LPO Interest, the Class 4-LPO Interest,
      the Class 5A-LPO Interest, the Class 5B-LPO Interest and the Class 6-LPO
      Interest, so as to keep their principal balances equal to the Component
      Balances of the Class 1-X-PO Component, the Class 2-X-PO Component, the
      Class 3-X-PO Component, Class 4-X-PO Component, Class 5A-X-PO Component,
      Class 5B-X-PO Component and Class 6-X-PO Component, respectively; second, to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS
      Interest, the Class 4-LS Interest, the Class 5A-LS Interest, the Class
      5B-LS Interest and the Class 6-LS Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the
      Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 4,
      Loan Group 5A, Loan Group 5B and Loan Group 6, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of Realized Losses shall be allocated to the Class 1-LS
      Interest, the Class 2-LS Interest, the Class 3-LS Interest, the Class 4-LS
      Interest, the Class 5A-LS Interest, the Class 5B-LS Interest and the Class
      6-LS Interest such that the Subordinate Balance Ratio is maintained); and
      third, the remaining Realized Losses shall be allocated to the Class 1-L
      Interest, the Class 2-L Interest, the Class 3-L Interest, the Class 4-L
      Interest, the Class 5A-L Interest, the Class 5B-L Interest and the Class
      6-L Interest. Any Realized Losses allocated to the Uncertificated
      Lower-Tier Interests pursuant to this paragraph shall be (a) from Realized
      Losses allocated to Loan Group 1 in the case of Uncertificated Lower-Tier
      Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Lower-Tier
      Interests beginning with the numeral "2," (c) from Realized Losses allocated to Loan Group 3 in the case of Uncertificated Lower-Tier
      Interests beginning with the numeral "3," (d) from Realized Losses allocated to Loan Group 4 in the case of Uncertificated Lower-Tier
      Interests beginning with the numeral "4," (e) from Realized Losses allocated to Loan Group 5A in the case of Uncertificated Lower-Tier
      Interests beginning with the numeral "5A," (f) from Realized Losses allocated to Loan Group 5B in the case of Uncertificated Lower-Tier
      Interests beginning with the numeral "5B" and (g) from Realized Losses allocated to Loan Group 6 in the case of Uncertificated Lower-Tier
      Interests beginning with the numeral "6."

            As of any date, the aggregate principal balance of the Class 1-L
      Interest and the Class 1-LS Interest shall equal the aggregate Pool Stated
      Principal Balance (Non-PO

                                     - 89 -

      Portion) of Loan Group 1. As of any date, the aggregate principal balance of the Class 2-L Interest and the Class 2-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 2.
      As of any date, the aggregate principal balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Pool Stated
      Principal Balance (Non-PO Portion) of Loan Group 3. As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS
      Interest shall equal the Pool Stated Principal Balance (Non-PO Portion) of
      Loan Group 4. As of any date, the aggregate principal balance of the Class
      5A-L Interest and the Class 5A-LS Interest shall equal the Pool Stated
      Principal Balance (Non-PO Portion) of Loan Group 5A. As of any date, the aggregate principal balance of the Class 5B-L Interest and the Class 5B-LS
      Interest shall equal the Pool Stated Principal Balance (Non-PO Portion) of
      Loan Group 5B. As of any date, the aggregate principal balance of the
      Class 6-L Interest and the Class 6-LS Interest shall equal the Pool Stated
      Principal Balance of Loan Group 6. As of any date, (i) the principal balance of the Class 1-LPO Interest will be equal to the Component Balance of the Class 1-X-PO Component, (ii) the principal balance of the Class
      2-LPO Interest will be equal to the Component Balance of the Class 2-X-PO
      Component, (iii) the principal balance of the Class 3-LPO Interest will be equal to the Component Balance of the Class 3-X-PO Component, (iv) the
      principal balance of the Class 4-LPO Interest will be equal to the
      Component Balance of the Class 4-X-PO Component, (v) the principal balance of the Class 5A-LPO Interest will be equal to the Component Balance of the
      Class 5A-X-PO Component and (vi) the principal balance of the Class 5B-LPO
      Interest will be equal to the Component Balance of the Class 5B-X-PO
      Component. As of any date, (i) the notional amount of the Class 1-LIO
      Interest will be equal to the Class 1-X-IO Notional Amount, (ii) the notional amount of the Class 2-LIO Interest will be equal to the Class
      2-X-IO Notional Amount, (iii) the notional amount of the Class 3-LIO
      Interest will be equal to the Class 3-X-IO Notional Amount; (iv) the notional amount of the Class 4-LIO Interest will be equal to the Class
      4-X-IO Notional Amount, (v) the notional amount of the Class 5A-LIO
      Interest will be equal to the Class 5A-X-IO Notional Amount and (vi) the notional amount of the Class 5B-LIO Interest will be equal to the Class
      5B-X-IO Notional Amount.

            The pass-through rate with respect to the Class 1-L Interest and the
      Class 1-LS Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 2-L Interest and the Class 2-LS Interest shall be
      6.000% per annum. The pass-through rate with respect to the Class 3-L
      Interest and the Class 3-LS Interest shall be 5.750% per annum. The pass-through rate with respect to the Class 4-L Interest and the Class
      4-LS Interest shall be 5.750% per annum. The pass-through rate with respect to the Class 5A-L Interest and the Class 5A-LS Interest shall be
      5.500% per annum. The pass-through rate with respect to the Class 5B-L
      Interest and the Class 5B-LS Interest shall be 5.500%. The pass-through rate with respect to the Class 6-L Interest and the Class 6-LS Interest
      shall be the weighted average of the Net Mortgage Interest Rates on the
      Group 6 Mortgage Loans (based on the Stated Principal Balance of the Group
      6 Mortgage Loans on the Due Date in the month preceding the month of such
      Distribution Date). The pass-through rate with respect to the Class 1-LIO
      Interest, the Class 2-LIO Interest, the Class 3-LIO Interest, the Class
      4-LIO Interest, the Class 5A-LIO Interest and the Class 5B-LIO Interest
      shall be the same as the Pass-Through Rate for the Class 1-X-IO Component,
      the Class 2-X-IO Component, the Class 3-X-IO Component, the Class 4-X-IO
      Component,

                                     - 90 -

      the Class 5A-X-IO Component and the Class 5B-X-IO Component, respectively, as each such rate is described in the Preliminary Statement. The Class
      1-LPO Interest, the Class 2-LPO Interest, Class 3-LPO Interest, Class
      4-LPO Interest, Class 5A-LPO Interest and Class 5B-LPO Interest are
      principal-only interests and are not entitled to distributions of interest.

            Amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution
      Amount."

            (vii)   Distributions on the Uncertificated Intermediate Lower-Tier
      Interests. On each Distribution Date, each Uncertificated Intermediate
      Lower-Tier Interest (other than the Class 1-ITIO Interest, the Class
      2-ITIO Interest, the Class 3-ITIO Interest, the Class 4-ITIO Interest, the
      Class 5A-ITIO Interest and the Class 6A-ITIO Interest) shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class,
      Classes, Component or Components, as provided herein and shall have its principal balance increased in the event of Recoveries in an amount equal to any such increase in the Class Certificate Balance of the respective
      Corresponding Upper-Tier Class, Classes, Component or Components. On each
      Distribution Date, each Uncertificated Intermediate Lower-Tier Interest
      (other than the Class 1-ITPO Interest, the Class 2-ITPO Interest, the
      Class 3-ITPO Interest, the Class 4-ITIO Interest, the Class 5A-ITIO
      Interest and the Class 5B-ITIO Interest) shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and
      Unpaid Interest Shortfalls, as the case may be, in respect of its
      Corresponding Upper-Tier Class, Classes, Component or Components, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Intermediate Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Intermediate Lower-Tier Distribution
      Amount."

            As of any date, the principal balance or notional amount of each
      Uncertificated Intermediate Lower-Tier Interest equals the aggregate of the Class Certificate Balances, Component Balances or Notional Amounts of
      the respective Corresponding Upper-Tier Class, Classes, Component or
      Components. The initial principal balance or notional amount of each
      Uncertificated Intermediate Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances, Component Balance or Initial
      Notional Amounts of the respective Corresponding Upper-Tier Class,
      Classes, Component or Components.

            The pass-through rate with respect to the Class 1-A-IT1 Interest and the Class 1-A-ITR Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 2-A-IT1 Interest and the Class 2-A-ITR
      Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 3-A-IT1 Interest shall be 5.750% per annum. The pass-through rate with respect to the Class 4-A-IT1 Interest shall be 5,750% per annum.
      The pass-through rate with respect to the Class 5A-A-IT1 Interest shall be
      5.500% per annum. The pass-through rate with respect to the Class 5B-A-IT1
      Interest shall be 5.500% per annum. The pass-through rate with respect to the Class 6-A-IT1 Interest shall be the weighted average of the Class 6-L
      Interest and the Class 6-LS

                                     - 91 -

      Interest. The pass-through rate with respect to the Class M-IT1 Interest, the Class B-IT1 Interest, Class B-IT2 Interest, Class B-IT3 Interest,
      Class B-IT4 Interest, Class B-IT5 Interest and Class B-IT6 Interest shall be the weighted average of the Class 1-LS Interest, the Class 2-LS
      Interest, the Class 3-LS Interest, the Class 4-LS Interest, the Class
      5A-LS Interest, the Class 5B-LS Interest and the Class 6-LS Interest. The
      pass-through rate with respect to the Class 1-ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 1-X-IO Component.
      The pass-through rate with respect to the Class 2-ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 2-X-IO
      Component. The pass-through rate with respect to the Class 3-ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class
      3-X-IO Component. The pass-through rate with respect to the Class 4-ITIO
      Interest shall be a per annum rate equal to the Pass-Through Rate of the
      Class 4-X-IO Component. The pass-through rate with respect to the Class
      5A-ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 5A-X-IO Component. The pass-through rate with respect to the
      Class 5B-ITIO Interest shall be a per annum rate equal to the Pass-Through
      Rate of the Class 5B-X-IO Component. The Class 1-ITPO Interest, the Class
      2-ITPO Interest, the Class 3-ITPO Interest, the Class 4-ITPO Interest, the
      Class 5A-ITPO Interest and the Class 5B-ITPO Interest are principal-only interests and are not entitled to distributions of interest.

      (b)   (i) With respect to the Group 1 Senior Certificates:

            On each Distribution Date, an amount equal to the lesser of (a) the
      Senior Principal Distribution Amount for Loan Group 1 for such
      Distribution Date and (b) the product of (1) the Pool Distribution Amount for Loan Group 1 remaining after distributions of interest on the Group 1
      Senior Certificates and the Class 1-X-IO Component and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount for Loan
      Group 1 and the denominator of which is the sum of the PO Principal Amount for Loan Group 1 and the Senior Principal Distribution Amount for Loan
      Group 1, will be distributed as principal, sequentially, as follows:

                    first, to the Class 1-A-R Certificate, until its class
            balance has been reduced to zero;

                    second, concurrently, to the Class 1-A-1 Certificates and
            Class 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero.

      (ii)  With respect to the Group 2 Senior Certificates:

            On each Distribution Date, an amount equal to the lesser of (a) the
      Senior Principal Distribution Amount for Loan Group 2 for such
      Distribution Date and (b) the product of (1) the Pool Distribution Amount for Loan Group 2 remaining after distributions of interest on the Group 2
      Senior Certificates and the Class 2-X-IO Component and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount for Loan
      Group 2 and the denominator of which is the sum of the PO Principal Amount for Loan Group 2 and the Senior Principal Distribution Amount for Loan
      Group 2, will be distributed as principal, concurrently, to the Class
      2-A-1 Certificates and Class 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero.

                                     - 92 -

      (iii) With respect to the Group 3 Senior Certificates:

      On each Distribution Date, an amount equal to the lesser of (a) the Senior
Principal Distribution Amount for Loan Group 3 for such Distribution Date and
(b) the product of (1) the Pool Distribution Amount for Loan Group 3 remaining after distributions of interest on the Group 3 Senior Certificates and the Class
3-X-IO Component and (2) a fraction, the numerator of which is the Senior
Principal Distribution Amount for Loan Group 3 and the denominator of which is the sum of the PO Principal Amount for Loan Group 3 and the Senior Principal
Distribution Amount for Loan Group 3, will be distributed as principal, concurrently, to the Class 3-A-1 Certificates and Class 3-A-2 Certificates, pro
rata, until their class balances have been reduced to zero.

      (iv)  With respect to the Group 4 Senior Certificates:

      I. On each Distribution Date occurring prior to the Accretion Termination
Date for the Class 4-A-17 Certificates and Class 4-A-18 Certificates, the
aggregate Accrual Distribution Amount for such classes will be allocated, sequentially, as follows:

                    first, concurrently, an amount equal to $1,000.00 to the
            Class 4-4A15 Component and Class 4-4A16 Component, pro rata, until their component balances have been reduced to zero;

                    second, sequentially, an amount equal to $898,120.86, as
            follows:

                          (a)   to the Class 4-A-19 Certificates, until its
                          class balance has been reduced to zero; and

                          (b)   to the Class 4-A-20 Certificates, until its
                          class balance has been reduced to zero;

                    third, concurrently, to the Class 4-4A15 Component and Class
            4-4A16 Component, pro rata, until their component balances have been reduced to zero;

                    fourth, sequentially, as follows:

                          (a)   to the Class 4-A-19 Certificates, until its
                          class balance has been reduced to zero; and

                          (b)   to the Class 4-A-20 Certificates, until its
                          class balance has been reduced to zero;

                    fifth, concurrently, to the Class 4-A-17 Certificates and
            Class 4-A-18 Certificates, pro rata, until their class balances have been reduced to zero.

      II.   On each Distribution Date, an amount equal to the lesser of (a) the
Senior Principal Distribution Amount for Loan Group 4 for such Distribution Date and (b) the product of (1) the Pool Distribution Amount for Loan Group 4 remaining after distributions of interest on the Group 4 Senior Certificates and the Class 4-4A15, Class 4-4A16 and Class 4-X-IO Components

                                     - 93 -

and (2) a fraction, the numerator of which is the Senior Principal Distribution
Amount for Loan Group 4 and the denominator of which is the sum of the PO
Principal Amount for Loan Group 4 and the Senior Principal Distribution Amount
for Loan Group 4, will be distributed as principal, concurrently, as follows:

      (i)   29.7175018728% sequentially, as follows:

            (a)     up to the PAC I Principal Amount for such Distribution Date, sequentially, as follows:

                    (1)   to the Class 4-A-10 Certificates, until its class
                    balance has been reduced to zero;

                    (2)   to the Class 4-A-11 Certificates, until its class
                    balance has been reduced to zero; and

                    (3)   to the Class 4-A-12 Certificates, until its class
                    balance has been reduced to zero;

            (b)     up to the PAC II Principal Amount for such Distribution
      Date, sequentially as follows:

                    (1)   to the Class 4-A-1 Certificates, until its class
                    balance has been reduced to zero;

                    (2)   to the Class 4-A-2 Certificates, until its class
                    balance has been reduced to zero; and

                    (3)   to the Class 4-A-3 Certificates, until its class
                    balance has been reduced to zero;

            (c)     concurrently, as follows:

                    (1)   40.3931600916% sequentially, as follows:

                          (i)   to the Class 4-A-4 Certificates, until its class
                                balance has been reduced to zero; and

                          (ii)  to the Class 4-A-5 Certificates, until its class
                                balance has been reduced to zero; and

                    (2)   59.6068399084%, concurrently, to the Class 4-A-8
                    Certificates and Class 4-A-9 Certificates, pro rata, until their class balances have been reduced to zero;

            (d)     sequentially, as follows:

                    (1)   to the Class 4-A-6 Certificates, until its class
            balance has been reduced to zero; and

                                     - 94 -

                    (2)   to the Class 4-A-7 Certificates, until its class
            balance has been reduced to zero;

            (e)     sequentially, as follows:

                    (1)   to the Class 4-A-1 Certificates, until its class
            balance has been reduced to zero;

                    (2)   to the Class 4-A-2 Certificates, until its class
            balance has been reduced to zero; and

                    (3)   to the Class 4-A-3 Certificates, until its class
            balance has been reduced to zero;

            (f)     sequentially, as follows:

                    (1)   to the Class 4-A-10 Certificates, until its class
            balance has been reduced to zero;

                    (2)   to the Class 4-A-11 Certificates, until its class
            balance has been reduced to zero; and

                    (3)   to the Class 4-A-12 Certificates, until its class
            balance has been reduced to zero;

      (ii)  70.2824981272% sequentially, as follows:

            (a)     concurrently, up to the Group 4 Priority Amount, to the
      Class 4-A-13 Certificates and Class 4-A-14 Certificates, pro rata, until their class balances have been reduced to zero;

            (b)     concurrently, to the extent not previously paid on such
      Distribution Date, an amount equal to $1,000.00 to the Class 4-4A15
      Component and Class 4-4A16 Component, pro rata, until their component balances have been reduced to zero;

            (c)     sequentially, to the extent not previously paid on such
      Distribution Date, an amount equal to $898,120.86, as follows:

                          (i)   to the Class 4-A-19 Certificates, until its
                                class balance has been reduced to zero; and

                          (ii)  to the Class 4-A-20 Certificates, until its
                                class balance has been reduced to zero;

            (d)     concurrently, to the Class 4-4A15 Component and class 4-4A16
      Component, pro rata, until their component balances have been reduced to zero;

            (e)     sequentially, as follows:

                                     - 95 -

                          (i)   to the Class 4-A-19 Certificates, until its
                                class balance has been reduced to zero; and

                          (ii)  to the Class 4-A-20 Certificates, until its
                                class balance has been reduced to zero;

            (f)     concurrently, to the Class 4-A-17 Certificates and Class
      4-A-18 Certificates, pro rata, until their class balances have been reduced to zero; and

            (g)     concurrently, to the Class 4-A-13 Certificates and Class
      4-A-14 Certificates, pro rata, until their class balances have been reduced to zero.

      (v)   With respect to the Group 5A Senior Certificates:

      I. On each Distribution Date occurring prior to the Accretion Termination
Date for the Class 5A-5A1 and Class 5A-5A2 Components, the aggregate Accrual
Distribution Amount for such components will be allocated, sequentially, as follows:

            (a)     first, sequentially, as follows:

                          (i)   concurrently, an amount equal to $1,000.00 to
                                the Class 5A-4A15 Component and Class 5A-4A16
                                Component, pro rata, until their component
                                balances have been reduced to zero;

                          (ii)  concurrently, an amount equal to $1,861,710.00,
                                as follows:

                                (1)   42.9999838858% sequentially, as follows:

                                      (A)   to the Class 5-A-5 Certificates,
                                            until its class balance has been
                                            reduced to zero; and

                                      (B)   to the Class 5-A-6 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                2)    57.0000161142%, sequentially, as follows:

                                      (A)   an amount equal to $1,000.00 to the
                                            Class 5-A-9, until its class balance
                                            has been reduced to zero;

                                      (B)   an amount equal to $619,018.75,
                                            sequentially as follows:

                                     - 96 -

                                            (I)   to the Class 5-A-7
                                                  Certificates, until its class
                                                  balance has been reduced to
                                                  zero; and

                                            (II)  to the Class 5-A-8
                                                  Certificates, until its class
                                                  balance has been reduced to
                                                  zero;

                                      (C)   to the Class 5-A-9 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                      (D)   to the Class 5-A-7 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                      (E)   to the Class 5-A-8 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                          (iii) concurrently, to the Class 5A-4A15 Component and
                                Class 5A-4A16 Component, pro rata, until their
                                component balances have been reduced to zero;

                          (iv)  concurrently, as follows:

                                (1)   42.9999838858%, sequentially, as follows:

                                      (A)   to the Class 5-A-5 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                      (B)   to the Class 5-A-6 Certificates,
                                            until its class balance has been
                                            reduced to zero; and

                                (2)   57.0000161142%, sequentially, as follows:

                                      (A)   to the extent not previously paid on
                                            such Distribution Date, an amount
                                            equal to $1,000.00 to the Class
                                            5-A-9 Certificates, until its class
                                            balance has been reduced to zero;

                                      (B)   to the extent not previously paid on
                                            such Distribution Date, an amount
                                            equal to $619,018.75, sequentially,
                                            as follows:

                                            (1)   to the Class 5-A-7
                                                  Certificates, until its class
                                                  balance has been reduced to
                                                  zero; and

                                     - 97 -

                                            (2)   to the Class 5-A-8
                                                  Certificates, until its class
                                                  balance has been reduced to
                                                  zero;

                                      (C)   to the Class 5-A-9 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                      (D)   to the Class 5-A-7 Certificates,
                                            until its class balance has been
                                            reduced to zero; and

                                      (E)   to the Class 5-A-8 Certificates,
                                            until its class balance has been
                                            reduced to zero;

            (b)     second, concurrently, to the Class 5A-5A1 Component and the
      Class 5A-5A2 Component, pro rata, until their respective balances have been reduced to zero.

      II. On each Distribution Date, an amount equal to the lesser of (a) the
Senior Principal Distribution Amount for Loan Group 5A for such Distribution
Date and (b) the product of (1) the Pool Distribution Amount for Loan Group 5A
remaining after distributions of interest on the Group 5A Senior Certificates and the Class 5A-4A15, Class 5A-4A16, Class 5A-5A1, Class 5A-5A2, Class 5A-5A3
and Class 5A-X-IO Component and (2) a fraction, the numerator of which is the
Senior Principal Distribution Amount for Loan Group 5A and the denominator of which is the sum of the PO Principal Amount for Loan Group 5A and the Senior
Principal Distribution Amount for Loan Group 5A, will be distributed as principal, sequentially, as follows:

            (a)     first, up to the Group 5A Priority Amount for such
      Distribution Date to the Class 5A-5A3 Component until its component balance has been reduced to zero;

            (b)     second, sequentially, as follows:

                    (i)   concurrently, to the extent not previously paid on
            such Distribution Date, an amount equal to $1,000.00 to the Class
            5A-4A15 Component and Class 5A-4A16 Component, pro rata, until their component balances have been reduced to zero;

                    (ii)  concurrently, to the extent not previously paid on
            such Distribution Date, an amount equal to $1,861,710.00, as follows:

                                            (1)   42.9999838858% sequentially,
                                                  as follows:

                                      (A)   to the Class 5-A-5 Certificates,
                                            until its class balance has been
                                            reduced to zero; and

                                      (B)   to the Class 5-A-6 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                     - 98 -

                                            (2)   57.0000161142%, sequentially,
                                                  as follows:

                                      (A)   to the extent not previously paid on
                                            such Distribution Date, an amount
                                            equal to $1,000.00 to the Class
                                            5-A-9, until its class balance has
                                            been reduced to zero;

                                      (B)   to the extent not previously paid on
                                            such Distribution Date, an amount
                                            equal to $619,018.75, sequentially
                                            as follows:

                                            (I)   to the Class 5-A-7
                                                  Certificates, until its class
                                                  balance has been reduced to
                                                  zero; and

                                            (II)  to the Class 5-A-8
                                                  Certificates, until its class
                                                  balance has been reduced to
                                                  zero;

                                      (C)   to the Class 5-A-9 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                      (D)   to the Class 5-A-7 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                      (E)   to the Class 5-A-8 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                    (iii) concurrently, to the Class 5A-4A15 Component and Class
            5A-4A16 Component, pro rata, until their component balances have been reduced to zero;

                    (iv)  concurrently, as follows:

                                            (1)   42.9999838858%, sequentially,
                                                  as follows:

                                      (A)   to the Class 5-A-5 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                      (B)   to the Class 5-A-6 Certificates,
                                            until its class balance has been
                                            reduced to zero; and

                                            (2)   57.0000161142%, sequentially,
                                                  as follows:

                                     - 99 -

                                      (A)   to the extent not previously paid on
                                            such Distribution Date, an amount
                                            equal to $1,000.00 to the Class
                                            5-A-9 Certificates, until its class
                                            balance has been reduced to zero;

                                      (B)   to the extent not previously paid on
                                            such Distribution Date, an amount
                                            equal to $619,018.75, sequentially,
                                            as follows:

                                            (1)   to the Class 5-A-7
                                                  Certificates, until its class
                                                  balance has been reduced to
                                                  zero; and

                                            (2)   to the Class 5-A-8
                                                  Certificates, until its class
                                                  balance has been reduced to
                                                  zero;

                                      (C)   to the Class 5-A-9 Certificates,
                                            until its class balance has been
                                            reduced to zero;

                                      (D)   to the Class 5-A-7 Certificates,
                                            until its class balance has been
                                            reduced to zero; and

                                      (E)   to the Class 5-A-8 Certificates,
                                            until its class balance has been
                                            reduced to zero;

            (c)     third, concurrently, to the Class 5A-5A1 Component and the
      Class 5A-5A2 Component, pro rata, until their respective balances have been reduced to zero; and

            (d)     fourth, to the Class 5A-5A3 Component, until its component balance has been reduced to zero.

            (vi)    With respect to the Group 5B Senior Certificates:

      I.    On each Distribution Date occurring prior to the Accretion
Termination Date for the Class 5B-5A1 and Class 5B-5A2 Components, the aggregate
Accrual Distribution Amount for such components will be allocated, sequentially, as follows:

            (a)     first, to the Class 5-A-4 Certificates, until their
      certificate balance has been reduced to zero; and

            (b)     second, concurrently, to the Class 5B-5A1 Component and the
      Class 5B-5A2 Component, pro rata until their respective balances have been reduced to zero.

      II.   On each Distribution Date, an amount equal to the lesser of (a) the
Senior Principal Distribution Amount for Loan Group 5B for such Distribution
Date and (b) the product of (1) the Pool Distribution Amount for Loan Group 5B
remaining after distributions of interest on the

                                     - 100 -

Group 5B Senior Certificates and the Class 5B-5A1, Class 5B-5A2, Class 5B-5A3
and Class 5B-X-IO Components and (2) a fraction, the numerator of which is the
Senior Principal Distribution Amount for Loan Group 5B and the denominator of which is the sum of the PO Principal Amount for Loan Group 5B and the Senior
Principal Distribution Amount for Loan Group 5B, will be distributed as principal, sequentially, as follows:

            (a)     first, up to the Group 5B Priority Amount for such
      Distribution Date to the Class 5B-5A3 Component until its component balance has been reduced to zero;

            (b)     second, to the Class 5-A-4 Certificates until their
      certificate balance has been reduced to zero;

            (c)     third, concurrently, concurrently, to the Class 5B-5A1
      Component and the Class 5B-5A2 Component, pro rata until their respective balances have been reduced to zero.

            (d)     fourth, to the Class 5B-5A3 Component until its component
      balance has been reduced to zero.

            (vii)   With respect to the Group 6 Senior Certificates:

      On each Distribution Date, an amount equal to the lesser of (a) the Senior
Principal Distribution Amount for Loan Group 6 for such Distribution Date and
(b) the Pool Distribution Amount for Loan Group 6 remaining after distributions of interest on the Group 6 Senior Certificates will be distributed as principal to the Class 6-A-1 Certificates until their class balance has been reduced to zero.

      With respect to any of the preceding distribution priorities, if two or more Classes of Certificates are paying concurrently but only until the Class
Certificate Balances of fewer than all of the Classes are reduced to zero, the amount distributable in accordance with any such priority will equal the lesser of (a) the remaining Senior Principal Distribution Amount available to pay such
Classes in accordance with such priority and (b) the remaining Senior Principal
Distribution Amount, which when distributed in accordance with such priority, will result in the Class Certificate Balance of designated Class or Classes being reduced to zero.

      On each Distribution Date on or after a Senior Credit Support Depletion
Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to the related Loan Group available to be distributed as principal of the Senior Certificates of the Related Group shall be distributed, concurrently, as principal of such Classes of Senior
Certificates, pro rata, on the basis of their respective Class Certificate
Balances immediately prior to that Distribution Date, until the Class
Certificate Balances thereof are reduced to zero.

      The Class X-IO Certificates are Interest Only Certificates and are not
entitled to distributions in respect of principal.

      (vii) Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date for all of the Groups but on or after the date on which the

                                     - 101 -

aggregate Class Certificate Balance of any Senior Certificates and Components
have been reduced to zero, amounts otherwise distributable as principal payments with respect to the related Group on the Subordinate Certificates will be paid as principal to the remaining Classes of Senior Certificates and Components of the other Groups together with the applicable Senior Principal Distribution
Amount in accordance with the priorities set forth for the applicable Group in
(b)(i), (ii), (iv), (v) or (vi) above, provided that on such Distribution Date
(a) the aggregate Subordinate Percentage for such Distribution Date is less than twice the initial aggregate Subordinate Percentage or (b) the outstanding principal balance of the Mortgage Loans (including, for this purpose, any
Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is
equal to or greater than 50%. In addition, after giving effect to the previous sentence, if on any Distribution Date the aggregate Class Certificate Balance of the Senior Certificates is greater than the Adjusted Pool Amount (Non-PO
Portion) of the related Loan Group (any such Group, the "Undercollateralized
Group" and any such excess, the "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates pursuant to
Section 5.02(a)(iv)(N), (L), (J), (H), (F), (D) and (B), in that order, will be paid as principal to the Senior Certificates of the Undercollateralized Group
together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group above under (b)(i), (ii),
(iv), (v) or (vi) until the aggregate Class Certificate Balance of the Senior
Certificates of the Undercollateralized Group equals the Adjusted Pool Amount
(Non-PO Portion) of the Related Loan Group. Also, the amount of any Class Unpaid
Interest Shortfalls and Component Unpaid Interest Shortfalls with respect to the
Undercollateralized Group (including any Class Unpaid Interest Shortfalls or
Component Unpaid Interest Shortfalls for such Distribution Date) will be paid to the Undercollateralized Group pursuant to Section 5.02(a)(i) prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates pursuant to Section 5.02(a)(iv)(N),
(L), (J), (H),(F), (D) and (B), in that order: such amount will be paid to the
Senior Certificates and Components (other than the Class PO Components) of such
Undercollateralized Group in accordance with the priorities set forth in Section
5.02(a)(i) up to their Interest Distribution Amounts or Component Interest
Distribution Amounts for such Distribution Date.

      The Class PO Deferred Amounts for the Class 1-X-PO Component, Class 2-X-PO
Component, Class 3-X-PO Component, Class 4-X-PO Component, Class 5A-X-PO and
Class 5B-X-PO Component will be paid from amounts otherwise distributable as principal on the Subordinate Certificates before any payments are made pursuant to the preceding paragraph.

      (c)   On each Distribution Date, Accrued Certificate Interest for each
Class of Certificates (other than the Class X-PO Certificates) and Accrued
Component Interest for each Class IO Component for such Distribution Date shall be reduced by such Class' or Component's pro rata share, based on such Class'
Interest Distribution Amount or Component's Component Interest Distribution
Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of an amount equal to the sum of (A) Non-Supported
Interest Shortfalls incurred on any Mortgage Loans during the calendar month preceding the month of such Distribution Date, (B) on and after the Senior
Credit Support Depletion Date, any Realized Loss on the Mortgage Loans in the
related Loan Group or related Loan Groups

                                     - 102 -

allocable to interest and (C) Relief Act Reductions incurred on any Mortgage
Loans during the calendar month preceding the month of such Distribution Date.

      (d)   Notwithstanding the priority and allocation contained in Section
5.02(a)(iv), if with respect to each Class of Subordinate Certificates on any
Distribution Date, (i) the aggregate of the Class Certificate Balances of the
Subordinate Certificates immediately prior to such Distribution Date of the
Class B Certificates that have a lower order of payment priority than such
Class, divided by (ii) with respect to Loan Group 1, Loan Group 2, Loan Group 3,
Loan Group 4, Loan Group 5A and Loan Group 5B, the aggregate Pool Principal
Balance (Non-PO Portion) for such Loan Group and, with respect to Loan Group 6, the Pool Principal Balance for such Loan Group, immediately prior to such
Distribution Date (for each Class, the "Fractional Interest") is less than the
Original Fractional Interest for such Class, no distribution of principal will be made to any Class of Subordinate Certificates junior to such Class (the
"Restricted Classes"), and the Class Certificate Balances of the Restricted
Classes of applicable Subordinate Certificates will not be used in determining the Pro Rata Share for the applicable Subordinate Certificates that are not
Restricted Classes. If the aggregate Class Certificate Balances of the applicable Subordinate Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the applicable Subordinate Certificates that are
Restricted Classes in order of their respective numerical Class designations
(beginning with the Class of applicable Subordinate Certificates that is a
Restricted Class then outstanding with the lowest numerical Class designation).

      Section 5.03  Allocation of Losses. (a) No later than five (5) Business
Days prior to the related Distribution Date, the Master Servicer shall inform the Securities Administrator in writing with respect to each Mortgage Loan: (1)
whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction,
(2) of the amount of such loss or Deficient Valuation, or of the terms of such
Debt Service Reduction and (3) of the total amount of Realized Losses on the
Mortgage Loans in each Loan Group. Based on such information, the Securities
Administrator shall determine the total amount of Realized Losses on the
Mortgage Loans in each Loan Group with respect to the related Distribution Date.
Realized Losses shall be allocated to the Certificates by a reduction in the
Class Certificate Balances of the designated Classes pursuant to the operation of Section 5.03(b).

      (b)   With respect to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group
4, Loan Group 5A and Loan Group 5B, the Component Balance of the Class PO
Component of a Group shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of such Class PO Component (after giving effect to the amounts to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted
Pool Amount (PO Portion) for such Loan Group for such Distribution Date.

      The Class Certificate Balance of the Subordinate Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior
Certificates and Components (other than the Class IO Components and the Class PO
Components) and Subordinate Certificates (after giving effect to the amounts to be distributed as distributions of principal and the allocation of the Class PO
Deferred Amounts on such Distribution Date) shall equal the sum of (i) in the case of Loan Group 1, Loan Group 2,

                                     - 103 -

Loan Group 3, Loan Group 4, Loan Group 5A and Loan Group 5B, the aggregate
Adjusted Pool Amount (Non-PO Portion) of the Loan Groups for such Distribution
Date and (ii) in the case of Loan Group 6, the Adjusted Pool Amount for Loan
Group 6 for such Distribution Date.

      After a Senior Credit Support Depletion Date, the Class Certificate
Balances of the Senior Certificates of each related Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amounts to be distributed as distributions of principal on such Distribution
Date) equals (i) in the case of Loan Group 1, Loan Group 2, Loan Group 3, Loan
Group 4, Loan Group 5A and Loan Group 5B, the Adjusted Pool Amount (Non-PO
Portion) for such Loan Groups for such Distribution Date and (ii) in the case of
Loan Group 6, the Adjusted Pool Amount for Loan Group 6 for such Distribution
Date.

      Any such reduction or increase shall be allocated among the Senior
Certificates and Components (other than the Class IO Component and Class PO
Component) of the related Group, pro rata, based on their Class Certificate
Balances immediately prior to such Distribution Date until the Class Certificate
Balances thereof have been reduced to zero.

      (c)   Any reduction or increase in the Class Certificate Balance of a
Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage
Interests.

      (d)   The calculation of the amount to be distributed as principal to any
Class of Subordinate Certificates with respect to a Distribution Date (the
"Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated
Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the related Classes of Subordinate Certificates then outstanding (beginning with the Class of related Subordinate Certificates then outstanding with the lowest numerical designation) until the respective Class
Certificate Balance of each such Class is reduced to zero and then to the Senior
Certificates of the related Group or Groups, pro rata, in accordance with the priorities set forth in Section 5.02(b)(i), (ii), (iii), (iv), (v) and (vi), as
applicable.

            (i)     With respect to Loan Group 1, after the Senior Credit
      Support Depletion Date for Loan Group 1, on any Distribution Date on which the Class 1-A-2 Loss Allocation Amount is greater than zero, the Class
      Certificate Balance of the Class 1-A-2 Certificates will be reduced by the
      Class 1-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balances of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      1-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 1-A-2 Certificates.

                                     - 104 -

            (ii)    With respect to Loan Group 2, after the Senior Credit
      Support Depletion Date for Loan Group 2 on any Distribution Date on which the Class 2-A-2 Loss Allocation Amount is greater than zero, the Class
      Certificate Balance of the Class 2-A-2 Certificates will be reduced by the
      Class 2-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balances of the Class 2-A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      2-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 2-A-2 Certificates.

            (iii)   With respect to Loan Group 3, after the Senior Credit
      Support Depletion Date for Loan Group, on any Distribution Date on which the Class 3-A-2 Loss Allocation Amount is greater than zero, the Class
      Certificate Balance of the Class 3-A-2 Certificates will be reduced by the
      Class 3-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      3-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 3-A-2 Certificates.

            (iv)    With respect to Loan Group 4, after the Senior Credit
      Support Depletion Date for Loan Group 4:

                    (A)   on any Distribution Date on which the Class 4-A-16
            Loss Allocation Amount is greater than zero, the Class Certificate
            Balance of the Class 4-A-16 Certificates will be reduced by the
            Class 4-A-16 Loss Allocation Amount and, notwithstanding Section
            5.03(b), neither the Class Certificate Balance of the Class 4-A-15
            Certificates nor the Component Balance of the Class 4-4A15 Component
            will not be reduced by the Class 4-A-16 Loss Allocation Amount.

                    Any increase in the Class Certificate Balance allocated to the Class 4-A-15 Certificates and/or the Component Balance allocated to the Class 4-4A15 Component pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 4-A-16
            Certificates.

                    (B)   on any Distribution Date on which the Class 4-A-18
            Loss Allocation Amount is greater than zero, the Class Certificate
            Balance of the Class 4-A-18 Certificates will be reduced by the
            Class 4-A-18 Loss Allocation Amount and, notwithstanding Section
            5.03(b), the Class Certificate Balance of the Class 4-A-17
            Certificates will be reduced by the Class 4-A-18 Loss Allocation
            Amount

            Any increase in the Class Certificate Balance allocated to the Class
      4-A-17 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 4-A-18 Certificates.

                                     - 105 -

            (v)     With respect to Loan Group 5A, after the Senior Credit
      Support Depletion Date for Loan Group 5A, on any Distribution Date on
      which the Class 5-A-2 Loss Allocation Amount is greater than zero, the
      Class Certificate Balance of the Class 5-A-2 Certificates will be reduced by the Class 5-A-2 Loss Allocation Amount and, notwithstanding Section
      5.03(b), the Component Balance of the Class 5A-5A1 Component and Class
      5B-5A1 Component will not be reduced by the Class 5-A-2 Loss Allocation
      Amount.

            Any increase in the Component Balance allocated to the Class 5A-5A1
      Component and Class 5B-5A1 Component pursuant to Section 5.03(b) will instead increase the Component Balance of the Class 5A-5A2 Component and
      Class 5B-5A2 Component.

      (e)   Notwithstanding any other provision of this Section 5.03, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of a Class exceeds its Initial Class
Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates (excluding in the case of any Class of Subordinate Certificates any principal otherwise payable to such
Class of Subordinate Certificates but used to pay any related Class PO Deferred
Amount).

      (f)   With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated
Lower-Tier Interest as described in Section 5.02 and to each Uncertificated
Intermediate Lower-Tier Interest in an amount equal to the Realized Losses allocated to such Uncertificated Intermediate Lower-Tier Interest's
Corresponding Upper-Tier Class, Classes, Component or Components.

      Section 5.04  Statements to Certificateholders. (a)Prior to the
Distribution Date in each month, based upon the information provided to the
Securities Administrator on the Master Servicer's Certificate delivered to the
Securities Administrator pursuant to Section 4.01, the Securities Administrator shall determine the following information with respect to such Distribution
Date:

            (i)     the actual Distribution Date, the related Record Date, the
      Rate Determination Date and the Interest Accrual Period for each Class for such Distribution Date;

            (ii)    for each Loan Group, the related Pool Distribution Amount;

            (iii)   for each Loan Group, the amount of the Pool Distribution
      Amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and other components included therein;

            (iv)    for each Loan Group, the amount of the Pool Distribution
      Amount allocable to interest, any Class Unpaid Interest Shortfall and
      Component Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall and Component Unpaid Interest
      Shortfall after giving effect to such distribution;

                                     - 106 -

            (v)     if the distribution to the Holders of such Class of
      Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (vi)    the Class Certificate Balance of each Class of Certificates and the Component Balance of each Component before and after giving effect to the distribution of principal on such Distribution Date;

            (vii)   for each Loan Group, the Pool Stated Principal Balance for the preceding Distribution Date and the related Distribution Date;

            (viii)  for each Loan Group, the Senior Percentage, the Senior
      Prepayment Percentage, the Subordinate Percentage and the Subordinate
      Prepayment Percentage for such Distribution Date;

            (ix)    the amount of the Servicing Fee paid to or retained by each
      Servicer with respect to each Loan Group and such Distribution Date;

            (x)     the Pass-Through Rate for each such Class of Certificates
      with respect to such Distribution Date;

            (xi)    for each Loan Group, the amount of Periodic Advances
      included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on the
      Determination Date immediately preceding such Distribution Date;

            (xii)   for each Loan Group, the number and aggregate principal
      amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days, and for each additional 30-day period thereafter (e.g. 121 to
      150 days, 151 to 180 days, etc.) up to foreclosure, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xiii)  for each Loan Group, with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination
      Date preceding such Distribution Date and the date of acquisition of the
      REO Properties;

            (xiv)   for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xv)    for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group or any
      Class PO Deferred Amounts for such Distribution Date;

                                     - 107 -

            (xvi)   the Notional Amount for each Class of Interest Only
      Certificates and the notional amount for each interest only Component for such Distribution Date;

            (xvii)  for each Loan Group, the Reimbursement Amount;

            (xviii) for each Loan Group, the amount of Recoveries, the Class PO
      Recovery and the Non-PO Recovery;

            (xix)   for each Loan Group, the number of Mortgage Loans at the
      beginning and end of the applicable reporting period, and the Net WAC and weighted average remaining term;

            (xx)    unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Securities
      Administrator is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice;

            (xxi)   unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Securities
      Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice; and

            (xxii)  any Rounding Amounts for such Distribution Date and any amounts applied to repay such Rounding Amounts withdrawn on the prior
      Distribution Date.

      For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Scheduled Payment due on a Due Date if such Scheduled Payment is not made by the close of business on the Mortgage Loan's next succeeding Due
Date, and a Mortgage Loan would be more than 30-days Delinquent with respect to such Scheduled Payment if such Scheduled Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

      (b)   No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the
Master Servicer, a statement setting forth the information set forth in Section
5.04.

      In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.04, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

      On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market
Service and the Depositor, the information

                                     - 108 -

contained in the statement described in Section 5.04 for such Distribution Date
(a "Monthly Statement").

      The Securities Administrator will make the Monthly Statement to
Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other parties to this Agreement via the Securities Administrator's Internet website. The Securities Administrator's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600.
Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

      Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii)
and (iv) of Section 5.04, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.
Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the
Code as from time to time in force.

      The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this
Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual
Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities
Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code;
provided, however, that in setting forth the percentage of such assets of each
REMIC created hereunder, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Securities
Administrator periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market

                                     - 109 -

values (if subsequent determinations are required pursuant to the REMIC
Provisions) made from time to time.

      Section 5.05  Tax Returns and Reports to Certificateholders. (a) For
federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

      (b)   The Securities Administrator shall prepare or cause to be prepared, shall cause to be timely signed by the Trustee, and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax and information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Master Servicer shall provide on a timely basis to the
Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this
Article V. Within 30 days of the Closing Date, the Securities Administrator shall obtain for each REMIC created hereunder a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the Code or the
Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax and information returns shall be signed by the
Trustee, or such other Person as may be required to sign such returns by the
Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

      (c)   In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC created hereunder for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

      (d)   The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust
Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

      Section 5.06  Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder
of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC, Intermediate Lower-Tier REMIC and the Lower-Tier
REMIC. By its acceptance of the Class 1-A-R Certificate, such

                                     - 110 -

Holder irrevocably appoints the Securities Administrator as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC,
Intermediate Lower-Tier REMIC and the Lower-Tier REMIC.

      Section 5.07  Rights of the Tax Matters Person in Respect of the
Securities Administrator. The Securities Administrator shall afford the Tax
Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax
Matters Person such books, documents or records relating to the Securities
Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

      Section 5.08  REMIC Related Covenants. For as long as any REMIC created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor
and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and avoid the imposition of tax on any REMIC created hereunder. In particular:

      (a)   Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificate, the Uncertificated
Intermediate Lower-Tier Interests and the Uncertificated Lower-Tier Interests.

      (b)   Except as otherwise provided in the Code, (i) the Depositor and the
Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the
100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section 860G(d).

      (c)   The Securities Administrator, on behalf of the Trust Estate of the
Trustee, shall not accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities Administrator, the
Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust
Estate any income from assets other than those permitted to be held by a REMIC.

      (d)   Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or
2.04), unless such sale is pursuant to a "qualified

                                     - 111 -

liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A)
and in accordance with Article X.

      (e)   The Securities Administrator shall maintain books with respect to the Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the
Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the
Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the Master Servicer, the Securities
Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Scheduled
Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC
Provisions. Further, none of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall permit any modification with respect to any
Mortgage Loan that would both (x) effect an exchange or reissuance of such
Mortgage Loan under Section 1.860G 2(b) of the Treasury regulations and (y)
cause any REMIC constituting part of the Trust Estate to fail to qualify as a
REMIC under the Code or the imposition of any tax on "prohibited transactions"
or "contributions" after the Startup Day under the REMIC Provisions.

      Section 5.09  [Reserved].

      Section 5.10  Master Servicer, Securities Administrator and Trustee
Indemnification. (a) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the
Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses")
resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

      (b)   In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent

                                     - 112 -

performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Master Servicer's covenants.

      (c)   In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Securities
Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities Administrator, the Securities Administrator shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Securities Administrator's covenants.

      Section 5.11  Principal Distributions on the Special Retail Certificates.
Prior to the date on which any Realized Loss would decrease the Class
Certificate Balance of a Class of Special Retail Certificates, distributions to each such Class of Special Retail Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of
Deceased Holders of Special Retail Certificates of each such Class and at the request of Living Holders of Special Retail Certificates of each such Class or by mandatory distributions, pursuant to Section 5.11(a) and Section 5.11(d). On or after the date on which any Realized Loss would decrease the Class
Certificate Balance of a Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class of Special Retail
Certificates will be made on a pro rata basis pursuant to Section 5.11(e).

      (a)   Except as set forth in Section 5.11(e), on each Distribution Date on which principal distributions to any Class of the Special Retail Certificates
are made, such distributions will be made in the following priority:

            (i)     first, to requesting Deceased Holders of such Class, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $100,000 for each requesting Deceased
      Holder; and

            (ii)    second, to requesting Living Holders of such Class, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living
      Holder.

      Thereafter, distributions will be made, with respect to such Class of
Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and
Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

      All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in Section 5.11(c).
Requests for principal distributions

                                     - 113 -

that are received by the Depository after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to Special Retail Certificates on the next succeeding Distribution
Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.11(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related
Special Retail Certificate, all in accordance with the procedures of the
Depository and the Securities Administrator. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Securities Administrator on or before the Record
Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.11(c) on the Depository's "participant terminal system."

      Distributions in reduction of the Class Certificate Balance of any Class of Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount for Loan Group 4 allocable to such
Class pursuant to Section 5.02 plus any amounts available for distribution from the applicable Rounding Account established as provided in Section 3.23, provided that, subject to 5.11(e), the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of
$1,000.

      To the extent that the portion of the Senior Principal Distribution Amount for Loan Group 4 allocable to any Class of Special Retail Certificates on any
Distribution Date exceeds the aggregate Certificate Balance of Special Retail
Certificates of such Class with respect to which principal distribution requests have been received, principal distributions in reduction of the Class
Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.11(d).

      (b)   A Special Retail Certificate shall be deemed to be held by a
Deceased Holder for purposes of this Section 5.11 if the death of the
Certificate Owner thereof is deemed to have occurred. Special Retail
Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner.
The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust.
The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Depository Participant.
Such beneficial interest will be deemed to exist in typical cases of street name
or

                                     - 114 -

nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to
Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Securities Administrator shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Securities Administrator may rely entirely upon documentation delivered to it pursuant to Section 5.11(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded
Deceased Holders in Section 5.11(a).

      (c)   Requests for principal distributions to the Certificate Owner of any
Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository
Participant under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository
Participant, such Indirect Depository Participant must notify the related
Depository Participant of such request, which Depository Participant should make the request on the Depository's participant terminal system). The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day.
None of the Depositor, the Master Servicer or the Securities Administrator shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect
Depository Participant.

      Subject to the priorities described in Section 5.11(a) above, the
Depository will honor requests for distributions in the order of their receipt.
The Depository shall determine which requests should be honored on each
Distribution Date and the Securities Administrator shall notify the Depository as to the portion of the applicable Senior Principal Distribution Amount
(together with any amounts available for distribution from the related Rounding
Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.11(d). Requests shall be honored by the
Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.11. The exact procedures to be followed by the Securities Administrator and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Securities Administrator or the Depository, as the case may be. The decisions of the Securities Administrator and the Depository concerning such matters will be final and binding on all affected Persons.

      Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

      Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the
Depository Participant or Indirect Depository Participant that maintains such
Certificate Owner's account. If such account is maintained by an Indirect
Depository Participant, such Indirect Depository Participant must

                                     - 115 -

notify the related Depository Participant which in turn must make the request of the Depository or on the Depository's participant terminal system. If such notice of withdrawal of a request for distribution has not been received by the
Depository on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

      If any requests for principal distributions are rejected by the Depository for failure to comply with the requirements of this Section 5.11, the Depository shall return such request to the appropriate Depository Participant with an explanation as to the reason for such rejection.

      (d)   If principal distributions to be made to any Class of Special Retail
Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.11(a) above, additional Special
Retail Certificates of such Class will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants
representing the Certificate Owners (which procedures may or may not be by random lot). The Securities Administrator shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next
Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository
Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates of such Class from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the
Special Retail Certificates of such Class so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related
Depository Participant, as the case may be. Depository Participants and Indirect
Depository Participants that hold Special Retail Certificates of such Class selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

      (e)   Notwithstanding any provisions herein to the contrary, on each
Distribution Date with respect to the Special Retail Certificates on and after the date on which any Realized Loss would decrease the Class Certificate
Balances of any such Class of Certificates, distributions in reduction of the
Class Certificate Balance of any such Class of Special Retail Certificates will be made pro rata among the Certificate Owners of such Class of Special Retail
Certificates and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by Section 5.11(a) or by mandatory distributions as provided for by Section 5.11(d).

      (f)   In the event that the pro rata distributions described in Section
5.11(e) cannot be made through the facilities of the Depository, the Special
Retail Certificates of the affected Class will be withdrawn by the Securities
Administrator at the direction of the Depository from the facilities of the
Depository and Definitive Certificates will be issued to replace such withdrawn
Book-Entry Certificates pursuant to Section 6.02(c)(iii). An amendment to this
Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which pro rata distributions in reduction of the principal balance of the Special Retail
Certificates are to be made; provided that such procedures shall be consistent, to

                                     - 116 -

the extent practicable and customary for certificates similar to the Special
Retail Certificates, with the provisions of this Section 5.11.

                                   ARTICLE VI

                                THE CERTIFICATES

      Section 6.01  The Certificates. The Classes of Senior Certificates and the
Subordinate Certificates shall be substantially in the forms attached hereto as
Exhibits A-1AR, A-1A1, A-1A2, A-2A1, A-2A2, A-3A1, A-3A2, A-4A1, A-4A2, A-4A3,
A-4A4, A-4A5, A-4A6, A-4A7, A-4A8, A-4A9, A-4A10, A-4A11, A-4A12, A-4A13,
A-4A14, A-4A15, A-4A16, A-4A17, A-4A18, A-4A19, A-4A20, A-5A1, A-5A2, A-5A3,
A-5A4, A-5A5, A-5A6, A-5A7, A-5A8, A-5A9, A-6A1, A-XIO, A-XPO, B-M, B-B1, B-B2,
B-B3, B-B4, B-B5, B-B6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Securities Administrator and shall be authenticated and delivered by the Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance (or initial notional amount) and integral multiples in excess thereof set forth in the Preliminary
Statement. The Senior Certificates (other than the Class 1-A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

      The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory.
Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the
Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      Section 6.02  Registration of Transfer and Exchange of Certificates. (a)
The Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is
located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as
Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

      (b)   At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest,

                                     - 117 -

upon surrender of the Certificates to be exchanged at any such office or agency.
Whenever any Certificates are so surrendered for exchange, the Securities
Administrator shall execute and the Securities Administrator shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the
Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

      (c)   (i) Except as provided in paragraph (c)(iii) below, the Book-Entry
Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another
Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such
Book-Entry Certificates; (C) ownership and transfers of registration of the
Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository
Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for
purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii)    All transfers by Certificate Owners of Book-Entry
      Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such
      Certificate Owner. Each Depository Participant shall only transfer
      Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the
      Depository's normal procedures.

            (iii)   If (A) the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Securities
      Administrator or the Depositor is unable to locate a qualified successor or (B) upon the occurrence of the events specified in Section 5.11(f), the
      Securities Administrator shall notify all Certificate Owners in the case of clause (A) or the Certificate Owners of the Special Retail Certificates
      in the case of clause (B), through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered
      Certificates (the "Definitive Certificates") to such Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository (or by the Certificate
      Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the
      Securities Administrator shall issue the Definitive Certificates. None of the Master Servicer, the Depositor, the Securities Administrator or the
      Trustee shall be liable for any delay in delivery of such instruction and may

                                     - 118 -

      conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive
      Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (d)   No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the
Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the
Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933
Act and such laws, which Opinion of Counsel shall not be an expense of the
Securities Administrator or the Depositor and (ii) the Securities Administrator
shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the
Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      (e)   No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the Securities Administrator or the
Master Servicer, or (ii) in the case of any ERISA Restricted Certificate (other than the Class 1-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law
("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor, the Securities Administrator or the
Master Servicer to any obligation in addition to those undertaken in this
Agreement, which Opinion of Counsel shall not be an expense of the Securities
Administrator, the Trustee or the Master Servicer. Any transferee of an ERISA
Restricted Certificate that does not comply with

                                     - 119 -

either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of a
Book-Entry Certificate of the beneficial interest in any such Class of
ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted
Certificate to or on behalf of a Plan without the delivery to the Securities
Administrator of an Opinion of Counsel satisfactory to the Securities
Administrator as described above shall be void and of no effect.

      Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

      To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any
Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

      (f)   Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

            (i)     Each Person holding or acquiring any Ownership Interest in a
      Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

            (ii)    No Person shall acquire an Ownership Interest in a Residual
      Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii)   In connection with any proposed transfer of any Ownership
      Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit I from the proposed transferee.

            (iv)    Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
      Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer

                                     - 120 -

      of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v)     No Ownership Interest in a Residual Certificate may be
      purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal
      Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
      Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a
      Residual Certificate will not be disregarded for federal income tax purposes.

            (vi)    Any attempted or purported transfer of any Ownership
      Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual
      Certificate, then the prior Holder of such Residual Certificate that is a
      Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The
      Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such
      Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The
      Securities Administrator shall be entitled to recover from any Holder of a
      Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual
      Certificate. Any such distributions so recovered by the Securities
      Administrator shall be distributed and delivered by the Securities
      Administrator to the prior Holder of such Residual Certificate that is a
      Permitted Transferee.

            (vii)   If any Person other than a Permitted Transferee acquires
      any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the
      Master Servicer, will provide to the Internal Revenue Service, and to the
      Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

            (viii)  No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

                                     - 121 -

      (g)   No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h)   All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates. If (a)
any mutilated Certificate is surrendered to the Certificate Registrar or the
Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities
Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new
Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar)
connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

      Section 6.04  Persons Deemed Owners. Prior to due presentation of a
Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any
agent of the Depositor, the Master Servicer, the Trustee, the Securities
Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the
Securities Administrator, the Certificate Registrar or any agent of the
Depositor, the Master Servicer, the Trustee, the Securities Administrator or the
Certificate Registrar shall be affected by notice to the contrary.

                                     - 122 -

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

      Section 7.01  Respective Liabilities of the Depositor and the Master
Servicer. The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master
Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 7.02  Merger or Consolidation of the Depositor or the Master
Servicer. The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

      Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of
Fannie Mae or Freddie Mac.

      In connection with the succession to the Master Servicer under this
Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master
Servicer, the Master Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the
Securities Administrator to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

      Section 7.03  Limitation on Liability of the Depositor, the Master
Servicer and Others. None of the Depositor, the Master Servicer or any of the
directors, officers, employees or agents of the Depositor or of the Master
Servicer shall be under any liability to the Trust Estate or the
Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;
provided, however, that this provision shall not protect the Depositor, the
Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be

                                     - 123 -

imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any
Person respecting any matters arising hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the
Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans
(except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the
Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Master Servicer
Custodial Account as provided by Section 3.11.

      Section 7.04  Depositor and Master Servicer Not to Resign. Subject to the
provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the
Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed such Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

      Section 8.01  Events of Default. If any one of the following events
("Events of Default") shall occur and be continuing:

      (a)   any failure by the Master Servicer to remit amounts to the
Securities Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment

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required to be made under the terms of such Certificates and this Agreement which continues unremedied by 12:00 P.M. New York time on the related
Distribution Date; or

      (b)   failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master
Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee
or the Depositor, or to the Master Servicer, the Depositor, the Securities
Administrator and the Trustee by the Holders of Certificates evidencing Voting
Rights aggregating not less than 25% of all Certificates affected thereby; or

      (c)   the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master
Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (d)   the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or
the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (e)   failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22;
or

      (f)   failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 by 5:00 P.M. New York time on the
Business Day preceding the related Distribution Date.

then, (i) in the case of Event of Default described in clauses (a) through (e)
hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee or the Depositor and shall not have been remedied by the
Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date
(including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the Prime Rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by

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notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to
Section 8.05, all authority and power of the Master Servicer under this
Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this
Section 8.01 and Section 8.05, unless and until such time as the Trustee shall appoint a successor Master Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable
Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master
Servicer in the Master Servicer Custodial Account or thereafter received by the
Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency. All costs and expenses (including attorneys'
fees) incurred in connection with transferring the master servicing data and information to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer (unless the predecessor Master
Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer). Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this
Agreement.

      Section 8.02  Remedies of Trustee. During the continuance of any Event of
Default, so long as such Event of Default shall not have been remedied, the
Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any
Event of Default.

      Section 8.03  Directions by Certificateholders and Duties of Trustee
During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of

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conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this
Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the
Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting
Certificateholders.

      Section 8.04  Action upon Certain Failures of the Master Servicer and upon
Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section
8.01(a) or (b) which would become an Event of Default upon such Master
Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee
shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities
Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

      Section 8.05  Trustee to Act; Appointment of Successor. (a) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to
Section 8.01, the Trustee (or other named successor) shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07.
Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.19) under this Agreement, (ii) the
Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this
Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including
Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master Servicer or any acts or omissions of the predecessor Master Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law,
(d) to be obligated to effectuate repurchases or substitutions of the Mortgage
Loans hereunder or (e) to be obligated to perform any obligation of the Master
Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Master Servicer. Subject to
Section 8.05(b), as

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compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master
Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as a successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor
Master Servicer or the Trustee (in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the
Trust).

      (b)   In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section
8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

      (c)   Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.03.

      Section 8.06  Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency.

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                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

      Section 9.01  Duties of Trustee and Securities Administrator. (a) The
Trustee and the Securities Administrator, prior to the occurrence of an Event of
Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the
Securities Administrator, respectively. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an
Event of Default has occurred of which a Responsible Officer of the Securities
Administrator shall have actual knowledge (which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

      (b)   No provision of this Agreement shall be construed to relieve the
Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i)     Prior to the occurrence of an Event of Default, and after
      the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities
      Administrator shall be determined solely by the express provisions of this
      Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the
      Securities Administrator and, in the absence of bad faith on the part of the Trustee and the Securities Administrator, the Trustee and the
      Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities
      Administrator by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

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            (ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
      Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii)   The Trustee and the Securities Administrator shall not be
      personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
      Certificateholders as provided in Section 8.03;

            (iv)    The Trustee shall not be charged with knowledge of any
      default or an Event of Default under Section 8.01 unless a Responsible
      Officer of the Trustee obtains actual knowledge of such default or Event of Default or any Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or
      any Certificateholder. The Securities Administrator shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such default or
      Event of Default at its Corporate Trust Office from the Master Servicer, the Trustee, the Depositor or any Certificateholder; and

            (v)     No provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities
      Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the
      Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this
      Agreement.

      (c)   Subject to the conditions set forth in this Section 9.01(c), the
Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each
Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function
Participant, the Securities Administrator shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.20 of this Agreement to the same extent as if such
Servicing Function Participant were the Securities Administrator. The Securities
Administrator shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.20, in each case as and when required to be delivered.

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      Notwithstanding the foregoing, if the Securities Administrator engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

      The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Securities
Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section
3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

      Section 9.02  Certain Matters Affecting the Trustee and the Securities
Administrator. Except as otherwise provided in Section 9.01:

            (i)     The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by
      Certificateholders shall be subject to the reasonable regulations as the
      Trustee and the Securities Administrator, as applicable, may prescribe;

            (ii)    The Trustee and the Securities Administrator may consult
      with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii)   Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the
      Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section
      9.01(b)(v), nothing contained herein shall relieve the Trustee or the
      Securities Administrator of the obligation, upon the occurrence of an
      Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv)    Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be

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      authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v)     Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities
      Administrator, as applicable, not reasonably assured to the Trustee or the
      Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

            (vi)    The Trustee and the Securities Administrator may each
      execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

            (vii)   The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities
      Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

      Section 9.03  Neither Trustee nor Securities Administrator Liable for
Certificates or Mortgage Loans. The recitals contained herein and in the
Certificates (other than the execution of, and the authentication on the
Certificates) shall be taken as the statements of the Depositor or the Master
Servicer, as applicable, and neither the Trustee nor the Securities
Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

      Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the

                                     - 132 -

Trust or its ability to generate the payments to be distributed to
Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master
Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master
Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer
(other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the
Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the
Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the Trust or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the
Securities Administrator hereunder; or any action by the Trustee or the
Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the
Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

      Section 9.04  Trustee and Securities Administrator May Own Certificates.
Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities
Administrator.

      Section 9.05  Eligibility Requirements for Trustee and the Securities
Administrator. The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the
FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution
(i) the long-term unsecured debt obligations of which are rated at

                                     - 133 -

least "A" by Fitch and S&P or (ii) whose serving as Trustee or Securities
Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor, the Master Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee and the Securities
Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed
Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as
the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06.

      The Securities Administrator (i) may not be an originator, the Master
Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the
Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "F1" by Fitch and "A-1" by S&P
(or such other rating acceptable to Fitch and S&P pursuant to a ratings confirmation). If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the
Securities Administrator ceases to be the Securities Administrator pursuant to this Section 9.05, then the Trustee shall perform the duties of the Securities
Administrator pursuant to this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the
Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder;
provided, however, that any such institution appointed as successor Securities
Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Securities Administrator. The
Trustee shall notify the Rating Agencies of any change of the Securities
Administrator.

      Section 9.06  Resignation and Removal of Trustee and the Securities
Administrator. The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating
Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or
Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or
Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or
Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee

                                     - 134 -

or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

      If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the
Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities
Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities
Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master
Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

      The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the
Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

      Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

      Notwithstanding anything to the contrary contained herein, the Master
Servicer and the Securities Administrator shall at all times be the same Person.

      Section 9.07  Successor Trustee or Securities Administrator. Any successor
Trustee or successor Securities Administrator appointed as provided in Section
9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or
Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities Administrator in the administration hereof as may be reasonably requested by the

                                     - 135 -

successor Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this
Agreement; provided, however, that if the predecessor Trustee or Securities
Administrator has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Securities Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

      No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

      Upon acceptance of appointment by a successor Trustee or Securities
Administrator, as applicable, as provided in this Section 9.07, the Master
Servicer shall cooperate to mail notice of the succession of such Trustee or
Securities Administrator, as the case may be, hereunder to all Holders of
Certificates at their addresses as shown in the Certificate Register and to each
Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities
Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master
Servicer.

      Section 9.08  Merger or Consolidation of Trustee or Securities
Administrator. Any corporation or banking association into which either the
Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities
Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the
Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee or the Securities Administrator under this Agreement by any Person (i) into which the Trustee or the Securities
Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee or the Securities Administrator, the Trustee or the
Securities Administrator, as the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

      Section 9.09  Appointment of Co-Trustee or Separate Trustee.
Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged
Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust
Estate, or any part thereof, and, subject to the other provision of this Section
9.09, such powers, duties, obligations, rights and trusts as the Master

                                     - 136 -

Servicer and the Trustee may consider necessary or desirable. If one or both of the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under
Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The
Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 9.10  Authenticating Agents. The Securities Administrator may
appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be
Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Securities Administrator

                                     - 137 -

or the Securities Administrator's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an Authenticating
Agent and a certificate of authentication or countersignature executed on behalf of the Securities Administrator by an Authenticating Agent. Each Authenticating
Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United
States of America or of any State, having a place of business in New York, New
York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

      Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any
Authenticating Agent by giving written notice of termination to such
Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

      Section 9.11  Securities Administrator's Fees and Expenses and Trustee's
Fees and Expenses. The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the
Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to investment income from amounts on deposit in the
Certificate Account as compensation for its services hereunder. The Trustee and the Securities Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a)
incurred in connection with or arising from or relating to (i) this Agreement,
(ii) the Certificates, or (iii) the performance of any of the Trustee's or
Securities Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the
Trustee's or Securities Administrator's, as the case may be, duties hereunder,
(b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or the Residual Certificate not in
compliance with ERISA. Without limiting the foregoing, except as

                                     - 138 -

otherwise agreed upon in writing by the Depositor and the Trustee or the
Securities Administrator, and except for any such expense, disbursement or advance as may arise from the Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the
Trustee and the Securities Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities
Administrator in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii).
Except as otherwise provided herein, neither the Trustee nor the Securities
Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee or Securities
Administrator, Certificate Registrar or Paying Agent hereunder or for any other expenses. The provisions of this Section 9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Securities
Administrator, as applicable, hereunder.

      Section 9.12  Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master
Servicer, appoint one or more Custodians to hold all or a portion of the
Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer. Subject to this
Article IX, the Trustee agrees to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage File.

      Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer, the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the
Custodian Administrator to perform any of its obligations under Section 3.21(a)
(other than any obligations under clause (iv) of the first paragraph, or the second parenthetical in the last sentence of the second paragraph, of Section
3.21(a)).

      Section 9.13  Paying Agents. The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the
Certificate Account and distributions to Certificateholders as provided in
Section 3.09 and Section 5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Securities Administrator,
such reference shall be deemed to include such a withdrawal on behalf of the
Securities Administrator by a Paying Agent. Initially, the Paying Agent shall be
Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Securities Administrator or the furnishing of a statement by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities Administrator by a Paying
Agent. Each Paying Agent shall provide to the Securities Administrator such information concerning the Certificate Account as the Securities Administrator
shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United

                                     - 139 -

States of America or of any state, having (except in the case of the Trustee or the Securities Administrator) a principal office and place of business in New
York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this
Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

      Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

      Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master
Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities
Administrator, for all amounts it has withdrawn from the Certificate Account.
The Securities Administrator may, upon prior written approval of the Master
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities
Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the
Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

      Section 9.14  Limitation of Liability. The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as
Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the
Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

      Section 9.15  Trustee or Securities Administrator May Enforce Claims
Without Possession of Certificates. All rights of action and claims under this
Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation,

                                     - 140 -

expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

      Section 9.16  Suits for Enforcement. In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

      Section 9.17  Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the
Trustee post a bond or other surety with any court, agency or body whatsoever.

      Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.
The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the
Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

      Section 10.01 Termination upon Purchase or Liquidation of All Mortgage
Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the
Trustee created hereby (other than the obligation of the Securities
Administrator to make certain payments to Certificateholders after the Final
Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.04(b) and
5.05(b)) shall terminate upon the last action required to be taken by the
Securities Administrator on the Final Distribution Date pursuant to this Article
X following the earlier of (a) the purchase of all the Mortgage Loans and all
REO Property remaining in the Trust Estate by the Master Servicer at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage
Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii)
the fair market value of such REO Property, plus any Class Unpaid Interest
Shortfall for any Class of Certificates as well as any accrued and unpaid interest through the last day of the month of such purchase at the related
Mortgage Interest Rate on the Stated Principal Balance of each Mortgage Loan
(including any Mortgage Loan as to which REO Property has been acquired) or (b)
the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate and the disposition of all
REO Property.

                                     - 141 -

      The Master Servicer may not exercise its purchase option for the Mortgage
Loans until all Reimbursement Amounts for the Mortgage Loans have been paid. The
Securities Administrator shall notify the Sponsor, upon notice of Master
Servicer's intent to exercise its purchase option of any Reimbursement Amount outstanding.

      Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

      The right of the Master Servicer to purchase the Mortgage Loans is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans being less than 1% of the aggregate Cut-off Date Principal Balance of the
Mortgage Loans. In addition, the right of the Master Servicer to purchase the
Mortgage Loans is conditioned on the sum of clause (a)(i) and (ii) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Mortgage Loans being purchased (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this sentence shall not apply to any purchase by the Master
Servicer if, at the time of purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the
Federal Reserve or the OTS. Fair market value for the purposes of the previous sentence and the first paragraph of this Section 10.01 will be determined by the
Master Servicer exercising its purchase right as of the close of business on the third (3rd) Business Day next preceding the date upon which such notice of the exercise of any purchase right is furnished to Certificateholders pursuant to the sixth paragraph of this Section 10.01.

      If such right is exercised by the Master Servicer, the Trustee shall, promptly following receipt by the Trustee of written confirmation from the
Securities Administrator of payment of the purchase price, release to the Master
Servicer or its respective designees, the Mortgage Files pertaining to such
Mortgage Loans being purchased. The Master Servicer's right, title and interest in and to such purchased Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related
Servicing Agreements.

      Notice of the exercise of any purchase option by the Master Servicer and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities
Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the
Certificateholders mailed not earlier than the 10th day and not later than the
15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities
Administrator therein designated, (2) the amount of any such final payment and
(3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified. Upon the exercise of its purchase option, the Master Servicer shall remit to the Securities Administrator for deposit to the Certificate
Account on or before the Final Distribution Date or the applicable Distribution
Date,

                                     - 142 -

in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final
Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the Trust
Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph.

      Upon presentation and surrender of the applicable Certificates, the
Securities Administrator shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final
Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each such Class of Certificates, the
Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest-bearing Certificate and (b) the applicable Class PO Deferred
Amount with respect to the Class PO Components and (II) as to the Class 1-A-R
Certificate, the amounts, if any, which remain on deposit (or are deemed to remain on deposit) in the Upper-Tier Certificate Sub-Account, the Intermediate
Lower-Tier Certificate Sub-Account and the Certificate Account, respectively
(other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests and the Uncertificated
Intermediate Lower-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier Interests and the
Uncertificated Intermediate Lower-Tier Interests, respectively, as provided in
Section 5.02.

      If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Securities Administrator shall on such date cause all funds in the Certificate
Account not distributed in final distribution to such Certificateholders of such
Group to continue to be held by the Securities Administrator in an Eligible
Account for the benefit of such Certificateholders and the Securities
Administrator shall give a second written notice to the remaining applicable
Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible
Account.

      Section 10.02 Additional Termination Requirements. (a) If the Master
Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the Trustee have received an Opinion of
Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" or "prohibited contributions" in respect of any REMIC created hereunder as defined in the REMIC Provisions, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

            (i)     The Securities Administrator shall specify the first day in the 90-day liquidation period in a statement attached to each REMIC's final tax return pursuant to

                                     - 143 -

      Treasury Regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

            (ii)    During such 90-day liquidation period, and at or prior to
      the time of making of the final payment on the Certificates, the
      Securities Administrator shall sell all of the assets of the Trust Estate to the Master Servicer for cash; and

            (iii)   At the time of the making of the final payment on the
      Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited to the Holder of the Residual
      Certificate all cash on hand in the Trust Estate (other than cash retained to meet claims), and the Trust shall terminate at that time.

      (b)   By its acceptance of the Residual Certificate, the Holder thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee or the
Securities Administrator and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the
Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC created hereunder as a
REMIC at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the
Senior Certificates, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5
Certificates as evidenced by a letter from each Rating Agency rating such
Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the

                                     - 144 -

amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause (i) through (v) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the
Certificateholders or cause any REMIC created hereunder to fail to qualify as a
REMIC at any time that any Certificates are outstanding.

      This Agreement may also be amended from time to time by the Depositor, the
Master Servicer, the Securities Administrator and the Trustee and the Holders of
Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates;
provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

      Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee and the Securities Administrator with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC and notice of the conclusion expressed in such
Opinion of Counsel shall be included with any such solicitation.

      Promptly after the execution of any such amendment or consent the
Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

      Prior to the execution of any amendment to this Agreement, each of the
Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own rights, duties or immunities under this
Agreement.

      Section 11.02 Recordation of Agreement; Counterparts. This Agreement is
subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be

                                     - 145 -

effected by the Securities Administrator at its expense at the direction of
Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of
Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such
Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all
Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

      Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT

                                     - 146 -

APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF (INCLUDING SECTION
5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES
OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

      Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the
Depositor, Banc of America Funding Corporation, 214 North Tryon Street,
Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial
Officer, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062
Old Annapolis Road, Columbia, Maryland 21045, Attention: BAFC 2006-3, (c) in the
case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98,
Columbia, Maryland 21046, Attention: BAFC, Series 2006-3, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia,
Maryland 21045-1951, Attention: BAFC, Series 2006-3, with a copy to Wells Fargo
Bank, N.A., Sixth and Marquette Avenue, Minneapolis, Minnesota, 55479,
Attention: BAFC, Series 2006-3, (d) in the case of the Trustee, U.S. Bank
National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois
60604, Attention: Corporate Trust Services, BAFC, Series 2006-3, Attention:
Structured Finance Services, BAFC 2006-3, (e) in the case of Fitch, Fitch
Ratings, One State Street Plaza, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group; and (f) in the case of Moody's, Moody's
Investors Service, Inc., 99 Church Street, New York, New York 10004, Attn:
Residential Mortgage Surveillance Manager or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such
Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                                     - 147 -

      Section 11.07 Certificates Nonassessable and Fully Paid. It is the
intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the
Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

      Section 11.08 Access to List of Certificateholders. The Certificate
Registrar will furnish or cause to be furnished to the Trustee and the
Securities Administrator, within 15 days after the receipt of a request by the
Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

      If three or more Certificateholders apply in writing to the Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities
Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

      Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the
Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans
(other than payments of principal and interest due and payable on the Mortgage
Loans on or before the Cut-off Date) and the Depositor's rights under the
Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing
Agreements pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this
Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

      Section 11.10 Regulation AB Compliance; Intent of the Parties;
Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff,

                                     - 148 -

consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of
Regulation AB. In connection with the Trust, the Master Servicer, the Securities
Administrator, the Trustee and the Custodian shall cooperate fully with the
Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the
Master Servicer, the Securities Administrator, the Trustee and the Custodian, as
applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                                     - 149 -

      IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities
Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                          BANC OF AMERICA FUNDING CORPORATION,
                                          as Depositor

                                          By:       /s/ Scott Evans
                                             -----------------------------------
                                             Name:  Scott Evans
                                             Title: Senior Vice President

                                          WELLS FARGO BANK, N.A., as Master
                                          Servicer

                                          By:       /s/ Peter A. Gobell
                                             -----------------------------------
                                             Name:  Peter A. Gobell
                                             Title: Vice President

                                          WELLS FARGO BANK, N.A., as Securities
                                          Administrator

                                          By:       /s/ Peter A. Gobell
                                             -----------------------------------
                                             Name:  Peter A. Gobell
                                             Title: Vice President

                                          U.S. BANK NATIONAL ASSOCIATION, as
                                          Trustee

                                          By:/s/ Melissa A. Rosal
                                          --------------------------------------
                                             Name:  Melissa A. Rosal
                                             Title: Vice President

             [Signature Page to the Pooling and Servicing Agreement]

                                     - 150 -

STATE OF MARYLAND  )
                   )      ss.:
CITY OF BALTIMORE  )
                   )

      On the 30th day of March, 2006, before me, a notary public in and for the said State, personally appeared Peter A. Gobell, known to me who to be a Vice
President of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ Graham M. Oglesby
                                          --------------------------------------
                                                           Notary Public

[Seal]

Graham M. Oglesby
Notary Public
Baltimore City
Maryland
My commission expires January 7, 2009.

              [Notary Page to the Pooling and Servicing Agreement]

                                     - 151 -

STATE OF NORTH CAROLINA   )
                          )     ss.:
COUNTY OF MECKLENBURG     )
                          )

      On the 29th day of March, 2006, before me, a notary public in and for the
State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                                            /s/ E. Blair Autrey
                                          --------------------------------------
                                                           Notary Public

[Notarial Seal]

My commission expires October 4, 2010.

              [Notary Page to the Pooling and Servicing Agreement]

                                     - 152 -

STATE OF ILLINOIS     )
                      )   ss.:
COUNTY OF COOK        )
                      )

      On the 30th day of March, 2006, before me, a notary public in and for the
State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed his name thereto by order of the Board of Directors of such association.

                                            /s/ Phyllis Cloud
                                          --------------------------------------
                                                          Notary Public

[Notarial Seal]

My commission expires 1/08/09.

"OFFICIAL SEAL"
PHYLLIS CLOUD
Notary Public, State of Illinois
My commission expires 1/8/09

              [Notary Page to the Pooling and Servicing Agreement]

                                     - 153 -

STATE OF MARYLAND   )
                    )     ss.:
CITY OF BALTIMORE   )
                    )

      On the 30th day of March, 2006, before me, a notary public in and for the said State, personally appeared Peter A. Gobell, known to me who to be a Vice
President of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ Graham M. Oglesby
                                          --------------------------------------
                                                            Notary Public

[Seal]

Graham M. Oglesby
Notary Public
Baltimore City
Maryland
My commission expires January 7, 2009.

              [Notary Page to the Pooling and Servicing Agreement]

                                     - 154 -

                                  EXHIBIT A-1AR

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-1AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 1-A-R

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $100.00

Initial Class Certificate
Balance of this Class:                      $100.00

Pass-Through Rate:                          6.000%

CUSIP No.:                                  058931 AA 4

ISIN No.:                                   US058931AA42

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     A-1AR-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the applicable subaccount of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
1-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Securities
Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing
Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities
Administrator has actual knowledge that the proposed transferee is not a
Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R
Certificate to such proposed transferee shall be effected; (v) this Class 1-A-R
Certificate may not be purchased by or transferred to any Person that is not a
U.S. Person, unless (A) such Person holds this Class 1-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a
Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the
Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section
860E(e) of the Code on transfers of residual interests to disqualified organizations.

      This Class 1-A-R Certificate may not be purchased by or transferred to any employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing assets of a Plan.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     A-1AR-3

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-1AR-4

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $60,085,000.00

Pass-Through Rate:                          6.000%

CUSIP No.:                                  058931 AB 2

ISIN No.:                                   US058931AB25

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-1A1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-1A1-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 1-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $2,018,000.00

Pass-Through Rate:                          6.000%

CUSIP No.:                                  058931 AC 0

ISIN No.:                                   US058931AC08

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-1A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-1A2-3

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $37,175,000.00

Pass-Through Rate:                          6.000%

CUSIP No.:                                  058931 AD 8

ISIN No.:                                   US058931AD80

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-2A1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 2-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $1,249,000.00

Pass-Through Rate:                          6.000%

CUSIP No.:                                  058931 AE 6

ISIN No.:                                   US058931AE63

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-2A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-2A2-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $42,001,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AF 3

ISIN No.:                                   US058931AF39

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-3A1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 3-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $1,411,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AG 1

ISIN No.:                                   US058931AG12

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-3A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-3A2-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,090,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AH 9

ISIN No.:                                   US058931AH94

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $2,000,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AJ 5

ISIN No.:                                   US058931AJ50

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A2-3

                                  EXHIBIT A-4A3

                    [FORM OF FACE OF CLASS 4-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $1,273,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AK 2

ISIN No.:                                   US058931AK24

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A3-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A3-3

                                  EXHIBIT A-4A4

                    [FORM OF FACE OF CLASS 4-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $6,017,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AL 0

ISIN No.:                                   US058931AL07

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A4-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A4-3

                                  EXHIBIT A-4A5

                    [FORM OF FACE OF CLASS 4-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $2,983,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AM 8

ISIN No.:                                   US058931AM89

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A5-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A5-3

                                  EXHIBIT A-4A6

                    [FORM OF FACE OF CLASS 4-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-6

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $1,000,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AN 6

ISIN No.:                                   US058931AN62

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A6-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A6-3

                                  EXHIBIT A-4A7

                    [FORM OF FACE OF CLASS 4-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-7

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $356,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AP 1

ISIN No.:                                   US058931AP11

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A7-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A7-3

                                  EXHIBIT A-4A8

                    [FORM OF FACE OF CLASS 4-A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-8

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $8,562,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AQ 9

ISIN No.:                                   US058931AQ93

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A8-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A8-3

                                  EXHIBIT A-4A9

                    [FORM OF FACE OF CLASS 4-A-9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A9-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 4-A-9

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $4,719,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AR 7

ISIN No.:                                   US058931AR76

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A9-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-4A9-3

                                 EXHIBIT A-4A10

                   [FORM OF FACE OF CLASS 4-A-10 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A10-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-10

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $43,716,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AS 5

ISIN No.:                                   US058931AS59

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-4A10-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A10-3

                                 EXHIBIT A-4A11

                   [FORM OF FACE OF CLASS 4-A-11 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A11-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-11

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $15,045,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AT 3

ISIN No.:                                   US058931AT33

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-4A11-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A11-3

                                 EXHIBIT A-4A12

                   [FORM OF FACE OF CLASS 4-A-12 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A12-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-12

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $1,686,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AU 0

ISIN No.:                                   US058931AU06

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-4A12-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A12-3

                                 EXHIBIT A-4A13

                   [FORM OF FACE OF CLASS 4-A-13 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A13-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-13

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $11,240,500.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 AV 8

ISIN No.:                                   US058931AV88

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-4A13-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A13-3

                                 EXHIBIT A-4A14

                   [FORM OF FACE OF CLASS 4-A-14 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A14-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-14

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $11,240,500.00

Pass-Through Rate:                          6.000%

CUSIP No.:                                  058931 AW 6

ISIN No.:                                   US058931AW61

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-4A14-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A14-3

                                 EXHIBIT A-4A15

                   [FORM OF FACE OF CLASS 4-A-15 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A15-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-15

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $125,789,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058931 AX 4

ISIN No.:                                   US058931AX45

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions of interest and distributions of principal in reduction of the Class Certificate Balance, the
Class 4-A-15 Certificates will be deemed to

                                    A-4A15-2

consist of two components (each, a "Component"). The amount of interest which accrues on the Class 4-A-15 Certificates in any month will equal the sum of the interest which accrues on the Components. The Components are not severable.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per anum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A15-3

                                 EXHIBIT A-4A16

                   [FORM OF FACE OF CLASS 4-A-16 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-15 CERTIFICATES WILL BE BORNE BY THE
CLASS 4-A-16 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                    A-4A16-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-16

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $4,373,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058931 AY 2

ISIN No.:                                   US058931AY28

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions of interest and distributions of principal in reduction of the Class Certificate Balance, the
Class 4-A-16 Certificates will be deemed to

                                    A-4A16-2

consist of two components (each, a "Component"). The amount of interest which accrues on the Class 4-A-16 Certificates in any month will equal the sum of the interest which accrues on the Components. The Components are not severable.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per anum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A16-3

                                 EXHIBIT A-4A17

                   [FORM OF FACE OF CLASS 4-A-17 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A17-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-17

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $14,186,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 AZ 9

ISIN No.:                                   US058931AZ92

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-4A17-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A17-3

                                 EXHIBIT A-4A18

                   [FORM OF FACE OF CLASS 4-A-18 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-17 CERTIFICATES WILL BE BORNE BY THE
CLASS 4-A-18 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                    A-4A18-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-18

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $553,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 BA 3

ISIN No.:                                   US058931BA33

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-4A18-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A18-3

                                 EXHIBIT A-4A19

                   [FORM OF FACE OF CLASS 4-A-19 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A19-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-19

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $114,141,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 BB 1

ISIN No.:                                   US058931BB16

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-4A19-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A19-3

                                 EXHIBIT A-4A20

                   [FORM OF FACE OF CLASS 4-A-20 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A20-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                  Class 4-A-20

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $10,425,000.00

Pass-Through Rate:                          5.750%

CUSIP No.:                                  058931 BC 9

ISIN No.:                                   US058931BC98

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-4A20-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4A20-3

                                  EXHIBIT A-5A1

                    [FORM OF FACE OF CLASS 5-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $21,938,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 BD 7

ISIN No.:                                   US058931BD71

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions of interest and distributions of principal in reduction of the Class Certificate Balance, the
Class 5-A-1 Certificates will be deemed to consist of two components (each, a
"Component"). The amount of interest which accrues on the Class

                                     A-5A1-2

5-A-1 Certificates in any month will equal the sum of the interest which accrues on the Components. The Components are not severable.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A1-3

                                  EXHIBIT A-5A2

                    [FORM OF FACE OF CLASS 5-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 5-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 5-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-5A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $737,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 BE 5

ISIN No.:                                   US058931BE54

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions of interest and distributions of principal in reduction of the Class Certificate Balance, the
Class 5-A-2 Certificates will be deemed to consist of two components (each, a
"Component"). The amount of interest which accrues on the Class

                                     A-5A2-2

5-A-2 Certificates in any month will equal the sum of the interest which accrues on the Components. The Components are not severable.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A2-3

                                  EXHIBIT A-5A3

                    [FORM OF FACE OF CLASS 5-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $43,308,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 BF 2

ISIN No.:                                   US058931BF20

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions of interest and distributions of principal in reduction of the Class Certificate Balance, the
Class 5-A-3 Certificates will be deemed to consist of two components (each, a
"Component"). The amount of interest which accrues on the Class

                                     A-5A3-2

5-A-3 Certificates in any month will equal the sum of the interest which accrues on the Components. The Components are not severable.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A3-3

                                  EXHIBIT A-5A4

                    [FORM OF FACE OF CLASS 5-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $29,247,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 BG 0

ISIN No.:                                   US058931BG03

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-5A4-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A4-3

                                  EXHIBIT A-5A5

                    [FORM OF FACE OF CLASS 5-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $102,088,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 BH 8

ISIN No.:                                   US058931BH85

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-5A5-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A5-3

                                  EXHIBIT A-5A6

                    [FORM OF FACE OF CLASS 5-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-6

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $4,650,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 BJ 4

ISIN No.:                                   US058931BJ42

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     A-5A6-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A6-3

                                  EXHIBIT A-5A7

                    [FORM OF FACE OF CLASS 5-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-7

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $44,007,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 BK 1

ISIN No.:                                   US058931BK15

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-5A7-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A7-3

                                  EXHIBIT A-5A8

                    [FORM OF FACE OF CLASS 5-A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-8

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $26,738,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 BL 9

ISIN No.:                                   US058931BL97

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-5A8-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A8-3

                                  EXHIBIT A-5A9

                    [FORM OF FACE OF CLASS 5-A-9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A9-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 5-A-9

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $70,745,000.00

Pass-Through Rate:                          5.500%

CUSIP No.:                                  058931 BM 7

ISIN No.:                                   US058931BM70

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-5A9-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-5A9-3

                                  EXHIBIT A-6A1

                    [FORM OF FACE OF CLASS 6-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 6-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-6A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class 6-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $38,518,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058931 BN 5

ISIN No.:                                   US058931BN53

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-6A1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per anum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-6A1-3

                                  EXHIBIT A-XIO

                    [FORM OF FACE OF CLASS X-IO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class X-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). REDUCTIONS OR INCREASES OF THE
NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING
NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS OR MORE THAN THE AMOUNT SET
FORTH BELOW.

                                     A-XIO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class X-IO

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):                           $

Initial Notional
Amount of this Class:                       $19,785,479.00

Pass-Through Rate:                          6.00%

CUSIP No.:                                  058931 BP 0

ISIN No.:                                   US058931BP02

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated March 30, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class X-IO Certificate is not entitled to any distributions with respect to principal.

      For the purposes of determining distributions of interest, the Class X-IO will be deemed to consist of six components (each, a "Component"). The amount of interest which accrues on

                                     A-XIO-2

the Class X-IO Certificates in any month will equal the sum of the interest which accrues on the Components. The Components are not severable.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-XIO-3

                                  EXHIBIT A-XPO

                    [FORM OF FACE OF CLASS X-PO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class X-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-XPO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                   Class X-PO

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $7,519,325.00

CUSIP No.:                                  058931 BQ 8

ISIN No.:                                   US058931BQ84

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class X-PO Certificate represents the right to receive principal only.

      For the purposes of determining distributions of principal in reduction of
Class Certificate Balance, the Class X-PO Certificates will be deemed to consist of six components (each, a "Component"). The Components are not severable.

                                     A-XPO-2

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     A-XPO-3

                                   EXHIBIT B-M

                      [FORM OF FACE OF CLASS M CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                     Class M

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND COMPONENTS AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                      B-M-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                     Class M

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $12,310,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058931 BR 6

ISIN No.:                                   US058931BR67

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                      B-M-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                      B-M-3

                                  EXHIBIT B-B1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND COMPONENTS AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

                                     B-B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $4,733,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058931 BS 4

ISIN No.:                                   US058931BS41

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B1-3

                                  EXHIBIT B-B2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND COMPONENTS, THE CLASS M CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $5,206,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058931 BT 2

ISIN No.:                                   US058931BT24

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B2-3

                                  EXHIBIT B-B3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND COMPONENTS, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE
CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $3,313,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058931 BU 9

ISIN No.:                                   US058931BU96

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B3-3

                                  EXHIBIT B-B4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND COMPONENTS, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS
B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF
THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE
MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933
ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT
REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO

                                     B-B4-1

PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,893,000.00

Pass-Through Rate                           Variable

CUSIP No.:                                  058931 BV 7

ISIN No.:                                   US058931BV79

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B4-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B4-4

                                  EXHIBIT B-B5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND COMPONENTS, THE CLASS M CERTIFICATES, CLASS B-1 CERTIFICATES, CLASS B-2
CERTIFICATES, CLASS B-3 CERTIFICATES AND CLASS B-4 CERTIFICATES AS DESCRIBED IN
THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-B5-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,893,000.00

Pass-Through Rate                           Variable

CUSIP No.:                                  058931 BW 5

ISIN No.:                                   US058931BW52

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-B5-3

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B5-4

                                  EXHIBIT B-B6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND COMPONENTS, THE CLASS M CERTIFICATES, CLASS B-1 CERTIFICATES, CLASS B-2
CERTIFICATES, CLASS B-3 CERTIFICATES, CLASS B-4 CERTIFICATES AND CLASS B-5
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-B6-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-3
                                    Class B-6

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               March 1, 2006

First Distribution Date:                    April 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,420,775.00

Pass-Through Rate                           Variable

CUSIP No.:                                  058931 BX 3

ISIN No.:                                   US058931BX36

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-B6-3

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                     B-B6-4

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the
Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and
Servicing Agreement, subject to any liability under the Pooling and Servicing
Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities
Administrator.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement.

      On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such
Distribution Date at the address appearing in the Certificate Register, or (b)
upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Securities Administrator shall agree upon, such
Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of a Class of the Special Retail Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such
Class as described in Section 5.11 of the Pooling and Servicing Agreement. The
final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities
Administrator as contemplated by Section 10.01 of the Pooling and Servicing
Agreement.

                                       C-1

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the
Certificateholders under the Pooling and Servicing Agreement at any time by the
Depositor, the Master Servicer, the Securities Administrator and the Trustee
with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and
Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the
Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar
duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Certificate Registrar, the
Securities Administrator and the Trustee and any agent of the Depositor, the
Master Servicer, the Certificate Registrar, the Securities Administrator or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1% of the aggregate Cut-off Date Pool
Principal Balance of such Mortgage Loans, the Master Servicer has the option to purchase the Mortgage Loans under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement. In the event that no such termination occurs, the obligations and responsibilities created by the Pooling and
Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any

                                       C-2

advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to
Certificateholders of all amounts required to be distributed pursuant to the
Pooling and Servicing Agreement. In no event shall the Trust created by the
Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing
Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

      IN WITNESS WHEREOF, the Securities Administrator has caused this
Certificate to be duly executed.

Dated:

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By _____________________________________
                                                Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By _____________________________________
                                                Authorized Signatory

                                       C-4

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Securities Administrator to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to

      This information is provided by ____________________________, the assignee named above, or , as its agent.

                                       C-5

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

LOANID        GROUP   OCC         PROPTYPE      OTERM   CORTERM    OLTV   RATE    FPDATE      NDDATE

   58115668       1   Primary     SFR             360       355   79.41    6.25   11/1/2005    3/1/2006
   58370131       1   Primary     SFR             360       355      80    6.25   11/1/2005    3/1/2006
   58647991       1   Primary     SFR             360       355   69.07    6.25   11/1/2005    3/1/2006
   58384199       1   Primary     SFR             360       357   89.66    6.25    1/1/2006    3/1/2006
   60176427       1   Primary     SFR             360       357   51.49    6.25    1/1/2006    3/1/2006
   60214541       1   Primary     SFR             360       356      75    6.25   12/1/2005    3/1/2006
   60290681       1   Primary     SFR             360       356   35.71   6.375   12/1/2005    3/1/2006
   60370152       1   Primary     SFR             360       357    71.2   6.375    1/1/2006    3/1/2006
   60621125       1   Primary     SFR             360       357      70    6.25    1/1/2006    3/1/2006
   60656519       1   Primary     SFR             360       357      80    6.25    1/1/2006    4/1/2006
   60794401       1   Primary     SFR             360       357   62.86    6.25    1/1/2006    3/1/2006
   60955234       1   Primary     SFR             360       358      75    6.25    2/1/2006    3/1/2006
   61501128       1   Primary     SFR             360       357      80   6.375    1/1/2006    3/1/2006
   30053821       1   Primary     SFR             360       357      80    6.25    1/1/2006    3/1/2006
   35588417       1   Primary     SFR             360       357   69.93     6.5    1/1/2006    3/1/2006
   35944164       1   Primary     SFR             360       357      80    6.25    1/1/2006    3/1/2006
   35944578       1   Primary     SFR             360       357   40.16     6.5    1/1/2006    3/1/2006
  143648749       1   Primary     SFR             360       357    69.8     6.5    1/1/2006    3/1/2006
  143823581       1   Primary     SFR             360       357      65    6.25    1/1/2006    4/1/2006
  143853463       1   Primary     SFR             360       357   50.42    6.25    1/1/2006    3/1/2006
  143960508       1   Primary     PUD             360       356   60.37    6.25   12/1/2005    3/1/2006
  144023397       1   Primary     Condominium     360       357      75   6.375    1/1/2006    3/1/2006
  144083508       1   Primary     SFR             360       357      80    6.25    1/1/2006    3/1/2006
  144083730       1   Primary     SFR             360       357      80    6.25    1/1/2006    4/1/2006
  144176161       1   Secondary   SFR             360       356      75    6.25   12/1/2005    3/1/2006
  144177292       1   Primary     SFR             360       357      80    6.25    1/1/2006    3/1/2006
  144184215       1   Primary     SFR             360       356      80    6.25   12/1/2005    3/1/2006
  144188281       1   Primary     SFR             360       357      80     6.5    1/1/2006    3/1/2006
  144188661       1   Primary     Condominium     360       357   74.99     6.5    1/1/2006    3/1/2006
  144199254       1   Primary     PUD             360       357   64.62     6.5    1/1/2006    3/1/2006
  144206182       1   Secondary   SFR             360       357      75   6.375    1/1/2006    3/1/2006
  144208220       1   Primary     SFR             360       357      80   6.625    1/1/2006    4/1/2006
  202548293       1   Primary     SFR             360       356   69.94    6.25   12/1/2005    3/1/2006
  202549861       1   Primary     SFR             360       357   65.38     6.5    1/1/2006    3/1/2006
  202578076       1   Primary     PUD             360       357   74.13    6.25    1/1/2006    3/1/2006
  202605226       1   Primary     SFR             360       356   61.43    6.25   12/1/2005    4/1/2006
  202610945       1   Primary     PUD             360       356      80   6.375   12/1/2005    3/1/2006
  202623617       1   Primary     SFR             360       357   64.14    6.25    1/1/2006    3/1/2006
  202633012       1   Primary     2-Family        360       356      80     6.5   12/1/2005    4/1/2006
  202634523       1   Primary     Condominium     360       357      80    6.25    1/1/2006    3/1/2006
  202647996       1   Primary     SFR             360       356      70    6.25   12/1/2005    3/1/2006
  202658969       1   Primary     Condominium     360       357   74.77   6.125    1/1/2006    3/1/2006
  202663464       1   Primary     SFR             360       357      80   6.625    1/1/2006    4/1/2006
  202664728       1   Secondary   SFR             360       357   71.36   6.375    1/1/2006    3/1/2006
  202671731       1   Primary     SFR             360       357      80     6.5    1/1/2006    3/1/2006
  202679106       1   Primary     SFR             360       357      75   6.375    1/1/2006    3/1/2006
  202679122       1   Primary     SFR             360       357      70   6.375    1/1/2006    4/1/2006
  202689709       1   Primary     SFR             360       357      80   6.375    1/1/2006    3/1/2006
  202692315       1   Primary     SFR             360       357      80    6.25    1/1/2006    3/1/2006
  202704052       1   Primary     SFR             360       357   48.41   6.375    1/1/2006    3/1/2006
  202710067       1   Secondary   PUD             360       357   63.42     6.5    1/1/2006    3/1/2006
  202711339       1   Primary     SFR             360       357      80   6.375    1/1/2006    4/1/2006
  202715702       1   Primary     SFR             360       357   42.71     6.5    1/1/2006    3/1/2006
  202719886       1   Primary     SFR             360       357   73.99    6.25    1/1/2006    3/1/2006
    4252465       1   Primary     SFR             360       357   79.08     6.5    1/1/2006    3/1/2006
    4378855       1   Primary     PUD             360       357      75     6.5    1/1/2006    3/1/2006
    4405992       1   Primary     SFR             360       357   69.35    6.75    1/1/2006    3/1/2006
    4406556       1   Primary     PUD             360       357      80   6.375    1/1/2006    3/1/2006
    4412493       1   Primary     SFR             360       357      80     6.5    1/1/2006    3/1/2006
    4412996       1   Primary     SFR             360       357      80     6.5    1/1/2006    3/1/2006
    4415592       1   Primary     SFR             360       357   57.24    6.25    1/1/2006    4/1/2006
    4415869       1   Primary     SFR             360       357      40   6.625    1/1/2006    4/1/2006
    4417777       1   Primary     PUD             360       357   71.18    7.75    1/1/2006    3/1/2006
    4420051       1   Primary     SFR             360       358      80   6.875    2/1/2006    3/1/2006
    4421607       1   Primary     PUD             360       357   79.96     6.5    1/1/2006    3/1/2006
    4423833       1   Primary     SFR             360       357   74.63    6.25    1/1/2006    3/1/2006
    4424058       1   Primary     SFR             360       357   61.29   6.625    1/1/2006    3/1/2006
    4425787       1   Primary     SFR             360       357    35.1     6.5    1/1/2006    3/1/2006
    4425853       1   Primary     SFR             360       357   69.94    6.25    1/1/2006    3/1/2006
    4426160       1   Primary     SFR             360       358   79.63     6.5    2/1/2006    3/1/2006
    4426714       1   Primary     SFR             360       357      70     6.5    1/1/2006    3/1/2006
    4427158       1   Primary     SFR             360       357      70   6.375    1/1/2006    3/1/2006
    4427520       1   Primary     SFR             360       357      80   6.375    1/1/2006    3/1/2006
    4430235       1   Primary     Condominium     360       358      80    6.25    2/1/2006    3/1/2006
    4433147       1   Primary     SFR             360       357      70     6.5    1/1/2006    3/1/2006
    4433151       1   Primary     PUD             360       357      80     6.5    1/1/2006    3/1/2006
    4433611       1   Primary     SFR             360       357      80    6.25    1/1/2006    3/1/2006
    4433763       1   Primary     PUD             360       357      80    6.25    1/1/2006    3/1/2006
    4435104       1   Primary     SFR             360       358   57.89   6.375    2/1/2006    3/1/2006
    4435191       1   Primary     SFR             360       358      80   6.625    2/1/2006    3/1/2006
    4436637       1   Primary     PUD             360       357   79.31   6.625    1/1/2006    3/1/2006
    4436940       1   Primary     SFR             360       357   72.99     6.5    1/1/2006    3/1/2006
    4438802       1   Secondary   PUD             360       357      75   6.875    1/1/2006    3/1/2006
    4439065       1   Primary     SFR             360       358   58.14     6.5    2/1/2006    3/1/2006
    4440250       1   Primary     PUD             360       357      75    6.75    1/1/2006    5/1/2006
    4441463       1   Primary     SFR             360       358      80     6.5    2/1/2006    3/1/2006
    4442347       1   Primary     SFR             360       358   51.07   6.375    2/1/2006    4/1/2006
    4444967       1   Secondary   Condominium     360       358      80    6.75    2/1/2006    3/1/2006
    4448820       1   Primary     PUD             360       358   62.95     6.5    2/1/2006    3/1/2006
    4449180       1   Secondary   SFR             360       358      80   6.625    2/1/2006    3/1/2006
    4450044       1   Primary     SFR             360       357      80    6.75    1/1/2006    3/1/2006
    4450442       1   Primary     PUD             360       358   42.86    6.25    2/1/2006    3/1/2006
    4451077       1   Primary     PUD             360       358   55.69     6.5    2/1/2006    4/1/2006
    4451093       1   Primary     SFR             360       357   53.48    6.25    1/1/2006    3/1/2006
    4451769       1   Primary     SFR             360       358      80   7.125    2/1/2006    4/1/2006
    4453316       1   Primary     SFR             360       357      70   6.375    1/1/2006    4/1/2006
    4453716       1   Primary     SFR             360       358      80   6.375    2/1/2006    3/1/2006
    4457614       1   Primary     SFR             360       357      80       7    1/1/2006    3/1/2006
    4457775       1   Primary     SFR             360       357      70   6.375    1/1/2006    3/1/2006
    4458166       1   Primary     PUD             360       358      80     6.5    2/1/2006    4/1/2006
    4459423       1   Primary     SFR             360       358      80    6.25    2/1/2006    3/1/2006

LOANID        S_MATDATE    PANDI       PTDATE      OBAL           COBAL          PURPOSE    DOC

   58115668    10/1/2035    2,812.50    2/1/2006     540,000.00     536,000.00   Purchase   Asset Only
   58370131    10/1/2035    2,875.00    2/1/2006     552,000.00     552,000.00   C/O Refi   Full
   58647991    10/1/2035    2,697.92    2/1/2006     518,000.00     518,000.00   C/O Refi   Full
   58384199    12/1/2035    3,385.42    2/1/2006     650,000.00     650,000.00   Purchase   Full
   60176427    12/1/2035    4,692.71    2/1/2006     901,000.00     901,000.00   R/T Refi   Full
   60214541    11/1/2035    8,945.26    2/1/2006   1,717,500.00   1,717,490.00   Purchase   Full
   60290681    11/1/2035    2,656.25    2/1/2006     500,000.00     500,000.00   C/O Refi   Asset Only
   60370152    12/1/2035    2,591.17    2/1/2006     487,750.00     487,750.00   Purchase   Asset Only
   60621125    12/1/2035    3,736.98    2/1/2006     717,500.00     717,500.00   Purchase   Asset Only
   60656519    12/1/2035    2,562.50    3/1/2006     492,000.00     392,000.00   Purchase   Asset Only
   60794401    12/1/2035    2,864.58    2/1/2006     550,000.00     550,000.00   C/O Refi   Asset Only
   60955234     1/1/2036    3,391.93    2/1/2006     656,250.00     651,250.00   Purchase   Full
   61501128    12/1/2035    2,805.00    2/1/2006     528,000.00     527,500.00   Purchase   Full
   30053821    12/1/2035    2,500.00    2/1/2006     480,000.00     480,000.00   R/T Refi   FAD(Full or Alt or AUS)
   35588417    12/1/2035    2,708.33    2/1/2006     500,000.00     500,000.00   C/O Refi   FAD(Full or Alt or AUS)
   35944164    12/1/2035    2,875.00    2/1/2006     552,000.00     552,000.00   Purchase   FAD(Full or Alt or AUS)
   35944578    12/1/2035    5,416.67    2/1/2006   1,000,000.00   1,000,000.00   R/T Refi   FAD(Full or Alt or AUS)
  143648749    12/1/2035    2,816.78    2/1/2006     520,020.00     519,520.00   C/O Refi   FAD(Full or Alt or AUS)
  143823581    12/1/2035    2,691.41    3/1/2006     516,750.00     516,614.89   C/O Refi   NIV
  143853463    12/1/2035    6,500.00    2/1/2006   1,248,000.00   1,248,000.00   R/T Refi   FAD(Full or Alt or AUS)
  143960508    11/1/2035    5,156.25    2/1/2006     990,000.00     990,000.00   R/T Refi   FAD(Full or Alt or AUS)
  144023397    12/1/2035    2,693.44    2/1/2006     507,000.00     507,000.00   C/O Refi   NIV
  144083508    12/1/2035    2,312.50    2/1/2006     444,000.00     444,000.00   R/T Refi   FAD(Full or Alt or AUS)
  144083730    12/1/2035    2,312.50    3/1/2006     444,000.00     443,784.37   C/O Refi   FAD(Full or Alt or AUS)
  144176161    11/1/2035    3,620.70    2/1/2006     695,175.00     695,175.00   Purchase   FAD(Full or Alt or AUS)
  144177292    12/1/2035    2,750.00    2/1/2006     528,000.00     528,000.00   C/O Refi   FAD(Full or Alt or AUS)
  144184215    11/1/2035    2,270.31    2/1/2006     435,900.00     435,900.00   Purchase   FAD(Full or Alt or AUS)
  144188281    12/1/2035    3,250.00    2/1/2006     600,000.00     600,000.00   C/O Refi   FAD(Full or Alt or AUS)
  144188661    12/1/2035    2,579.42    2/1/2006     476,200.00     476,200.00   C/O Refi   FAD(Full or Alt or AUS)
  144199254    12/1/2035    4,550.00    2/1/2006     840,000.00     840,000.00   C/O Refi   FAD(Full or Alt or AUS)
  144206182    12/1/2035    5,020.31    2/1/2006     945,000.00     945,000.00   Purchase   FAD(Full or Alt or AUS)
  144208220    12/1/2035    2,672.08    3/1/2006     484,000.00     484,000.00   C/O Refi   FAD(Full or Alt or AUS)
  202548293    11/1/2035    3,223.96    2/1/2006     619,000.00     619,000.00   C/O Refi   FAD(Full or Alt or AUS)
  202549861    12/1/2035    4,604.17    2/1/2006     850,000.00     850,000.00   Purchase   FAD(Full or Alt or AUS)
  202578076    12/1/2035    2,393.75    2/1/2006     459,600.00     458,384.34   R/T Refi   FAD(Full or Alt or AUS)
  202605226    11/1/2035    2,621.43    3/1/2006     503,750.00     501,991.11   R/T Refi   FAD(Full or Alt or AUS)
  202610945    11/1/2035    2,656.25    2/1/2006     500,000.00     500,000.00   C/O Refi   FAD(Full or Alt or AUS)
  202623617    12/1/2035    3,958.33    2/1/2006     760,000.00     760,000.00   C/O Refi   FAD(Full or Alt or AUS)
  202633012    11/1/2035    3,098.33    3/1/2006     572,000.00     572,000.00   R/T Refi   FAD(Full or Alt or AUS)
  202634523    12/1/2035    2,987.50    2/1/2006     573,600.00     572,971.81   Purchase   FAD(Full or Alt or AUS)
  202647996    11/1/2035    3,645.55    2/1/2006     700,000.00     699,836.65   R/T Refi   FAD(Full or Alt or AUS)
  202658969    12/1/2035    2,480.63    2/1/2006     486,000.00     485,760.65   C/O Refi   NIV
  202663464    12/1/2035    3,091.67    3/1/2006     560,000.00     559,583.29   C/O Refi   FAD(Full or Alt or AUS)
  202664728    12/1/2035    5,307.19    2/1/2006     999,000.00     998,613.35   R/T Refi   FAD(Full or Alt or AUS)
  202671731    12/1/2035    2,513.33    2/1/2006     464,000.00     464,000.00   C/O Refi   FAD(Full or Alt or AUS)
  202679106    12/1/2035    3,745.31    2/1/2006     705,000.00     703,000.00   C/O Refi   FAD(Full or Alt or AUS)
  202679122    12/1/2035    2,380.00    3/1/2006     448,000.00     448,000.00   C/O Refi   FAD(Full or Alt or AUS)
  202689709    12/1/2035    2,975.00    2/1/2006     560,000.00     560,000.00   Purchase   FAD(Full or Alt or AUS)
  202692315    12/1/2035    4,020.83    2/1/2006     772,000.00     772,000.00   R/T Refi   FAD(Full or Alt or AUS)
  202704052    12/1/2035    2,988.28    2/1/2006     562,500.00     562,500.00   Purchase   FAD(Full or Alt or AUS)
  202710067    12/1/2035    5,324.58    2/1/2006     983,000.00     982,648.21   C/O Refi   FAD(Full or Alt or AUS)
  202711339    12/1/2035    3,187.50    3/1/2006     600,000.00     599,661.77   Purchase   FAD(Full or Alt or AUS)
  202715702    12/1/2035    2,302.08    2/1/2006     425,000.00     424,997.00   C/O Refi   FAD(Full or Alt or AUS)
  202719886    12/1/2035    2,408.59    2/1/2006     462,450.00     462,408.59   Purchase   FAD(Full or Alt or AUS)
    4252465    12/1/2035    2,355.98    2/1/2006     434,950.00     434,705.00   R/T Refi   Full/Alt
    4378855    12/1/2035    2,761.96    2/1/2006     509,900.00     509,900.00   C/O Refi   Full/Alt
    4405992    12/1/2035    2,418.75    2/1/2006     430,000.00     430,000.00   C/O Refi   Full/Alt
    4406556    12/1/2035    3,145.00    2/1/2006     592,000.00     592,000.00   Purchase   Full/Alt
    4412493    12/1/2035    3,683.33    2/1/2006     680,000.00     680,000.00   Purchase   Full/Alt
    4412996    12/1/2035    2,860.00    2/1/2006     528,000.00     527,719.24   R/T Refi   Full/Alt
    4415592    12/1/2035    2,921.88    3/1/2006     561,000.00     561,000.00   R/T Refi   Full/Alt
    4415869    12/1/2035   11,041.67    3/1/2006   2,000,000.00   2,000,000.00   C/O Refi   Full/Alt
    4417777    12/1/2035    4,197.92    2/1/2006     650,000.00     650,000.00   Purchase   Stated/Voa
    4420051     1/1/2036    3,437.50    2/1/2006     600,000.00     600,000.00   Purchase   Full/Alt
    4421607    12/1/2035    2,997.58    2/1/2006     553,400.00     553,400.00   Purchase   Full/Alt
    4423833    12/1/2035    3,385.42    2/1/2006     650,000.00     650,000.00   C/O Refi   Full/Alt
    4424058    12/1/2035    5,272.40    2/1/2006     955,000.00     954,104.88   C/O Refi   Full/Alt
    4425787    12/1/2035    2,851.60    2/1/2006     526,450.00     526,450.00   R/T Refi   Full/Alt
    4425853    12/1/2035    3,223.96    2/1/2006     619,000.00     618,800.00   R/T Refi   Full/Alt
    4426160     1/1/2036    3,520.83    2/1/2006     650,000.00     649,500.00   Purchase   Full/Alt
    4426714    12/1/2035    2,881.67    2/1/2006     532,000.00     532,000.00   C/O Refi   Stated/Voa
    4427158    12/1/2035    2,417.19    2/1/2006     455,000.00     455,000.00   Purchase   Full/Alt
    4427520    12/1/2035    2,698.75    2/1/2006     508,000.00     508,000.00   Purchase   Full/Alt
    4430235     1/1/2036    2,579.17    2/1/2006     495,200.00     495,200.00   Purchase   Full/Alt
    4433147    12/1/2035    3,241.88    2/1/2006     598,500.00     598,483.71   C/O Refi   Full/Alt
    4433151    12/1/2035    3,046.33    2/1/2006     562,400.00     561,000.00   Purchase   Full/Alt
    4433611    12/1/2035    2,416.67    2/1/2006     464,000.00     464,000.00   Purchase   Full/Alt
    4433763    12/1/2035    2,625.00    2/1/2006     504,000.00     504,000.00   Purchase   Full/Alt
    4435104     1/1/2036    2,921.88    2/1/2006     550,000.00     550,000.00   Purchase   Full/Alt
    4435191     1/1/2036    2,495.42    2/1/2006     452,000.00     451,999.85   C/O Refi   Full/Alt
    4436637    12/1/2035    2,539.58    2/1/2006     460,000.00     460,000.00   R/T Refi   Full/Alt
    4436940    12/1/2035    2,708.33    2/1/2006     500,000.00     499,990.48   C/O Refi   Stated/Voa
    4438802    12/1/2035    4,812.50    2/1/2006     840,000.00     840,000.00   Purchase   Stated/Voa
    4439065     1/1/2036    6,770.83    2/1/2006   1,250,000.00   1,250,000.00   R/T Refi   Full/Alt
    4440250    12/1/2035    2,396.25    4/1/2006     426,000.00     426,000.00   C/O Refi   Full/Alt
    4441463     1/1/2036    3,466.67    2/1/2006     640,000.00     640,000.00   C/O Refi   Full/Alt
    4442347     1/1/2036    3,798.44    3/1/2006     715,000.00     715,000.00   C/O Refi   Full/Alt
    4444967     1/1/2036    2,886.75    2/1/2006     513,200.00     513,200.00   Purchase   Full/Alt
    4448820     1/1/2036    3,239.17    2/1/2006     598,000.00     598,000.00   C/O Refi   Stated/Voa
    4449180     1/1/2036    2,650.00    2/1/2006     480,000.00     480,000.00   Purchase   Full/Alt
    4450044    12/1/2035    2,655.00    2/1/2006     472,000.00     472,000.00   R/T Refi   Stated/Voa
    4450442     1/1/2036    3,125.00    2/1/2006     600,000.00     600,000.00   C/O Refi   Full/Alt
    4451077     1/1/2036    2,941.25    3/1/2006     543,000.00     542,197.83   C/O Refi   Full/Alt
    4451093    12/1/2035    2,604.17    2/1/2006     500,000.00     500,000.00   Purchase   Full/Alt
    4451769     1/1/2036    3,572.00    3/1/2006     601,600.00     601,600.00   C/O Refi   Full/Alt
    4453316    12/1/2035    5,020.31    3/1/2006     945,000.00     945,000.00   Purchase   Stated/Voa
    4453716     1/1/2036    2,708.74    2/1/2006     509,880.00     509,880.00   Purchase   Full/Alt
    4457614    12/1/2035    2,613.33    2/1/2006     448,000.00     448,000.00   Purchase   Stated/Voa
    4457775    12/1/2035    7,623.44    2/1/2006   1,435,000.00   1,435,000.00   Purchase   Full/Alt
    4458166     1/1/2036    3,163.33    3/1/2006     584,000.00     584,000.00   Purchase   Stated/Voa
    4459423     1/1/2036    3,229.17    2/1/2006     620,000.00     620,000.00   C/O Refi   Full/Alt

LOANID        OAPPVAL        FRTRDATE     CEILING   FLOOR   CAPINT   MARGIN   INDEX   ODATE        ORIGINATOR

   58115668     682,000.00   00/00/0000         0       0        0        0   FIX      9/15/2005   Wells Fargo
   58370131     690,000.00   00/00/0000         0       0        0        0   FIX      9/23/2005   Wells Fargo
   58647991     750,000.00   00/00/0000         0       0        0        0   FIX      8/31/2005   Wells Fargo
   58384199     725,000.00   00/00/0000         0       0        0        0   FIX     11/15/2005   Wells Fargo
   60176427   1,750,000.00   00/00/0000         0       0        0        0   FIX     11/28/2005   Wells Fargo
   60214541   2,300,000.00   00/00/0000         0       0        0        0   FIX      11/4/2005   Wells Fargo
   60290681   1,400,000.00   00/00/0000         0       0        0        0   FIX     11/14/2005   Wells Fargo
   60370152     685,000.00   00/00/0000         0       0        0        0   FIX     11/10/2005   Wells Fargo
   60621125   1,100,000.00   00/00/0000         0       0        0        0   FIX     11/30/2005   Wells Fargo
   60656519     616,000.00   00/00/0000         0       0        0        0   FIX     11/10/2005   Wells Fargo
   60794401     875,000.00   00/00/0000         0       0        0        0   FIX     11/21/2005   Wells Fargo
   60955234     908,000.00   00/00/0000         0       0        0        0   FIX      12/2/2005   Wells Fargo
   61501128     660,000.00   00/00/0000         0       0        0        0   FIX     11/21/2005   Wells Fargo
   30053821     600,000.00   00/00/0000         0       0        0        0   FIX     11/22/2005   SunTrust
   35588417     715,000.00   00/00/0000         0       0        0        0   FIX     11/23/2005   SunTrust
   35944164     690,000.00   00/00/0000         0       0        0        0   FIX     11/17/2005   SunTrust
   35944578   2,490,000.00   00/00/0000         0       0        0        0   FIX     11/16/2005   SunTrust
  143648749     745,000.00   00/00/0000         0       0        0        0   FIX      11/8/2005   SunTrust
  143823581     795,000.00   00/00/0000         0       0        0        0   FIX      11/3/2005   SunTrust
  143853463   2,475,000.00   00/00/0000         0       0        0        0   FIX     11/23/2005   SunTrust
  143960508   1,640,000.00   00/00/0000         0       0        0        0   FIX      11/3/2005   SunTrust
  144023397     676,000.00   00/00/0000         0       0        0        0   FIX      11/2/2005   SunTrust
  144083508     555,000.00   00/00/0000         0       0        0        0   FIX     11/16/2005   SunTrust
  144083730     555,000.00   00/00/0000         0       0        0        0   FIX     11/15/2005   SunTrust
  144176161     930,000.00   00/00/0000         0       0        0        0   FIX      11/4/2005   SunTrust
  144177292     660,000.00   00/00/0000         0       0        0        0   FIX      11/8/2005   SunTrust
  144184215     545,000.00   00/00/0000         0       0        0        0   FIX      11/7/2005   SunTrust
  144188281     750,000.00   00/00/0000         0       0        0        0   FIX      11/9/2005   SunTrust
  144188661     635,000.00   00/00/0000         0       0        0        0   FIX     11/16/2005   SunTrust
  144199254   1,300,000.00   00/00/0000         0       0        0        0   FIX     11/21/2005   SunTrust
  144206182   1,270,000.00   00/00/0000         0       0        0        0   FIX     11/14/2005   SunTrust
  144208220     605,000.00   00/00/0000         0       0        0        0   FIX     11/14/2005   SunTrust
  202548293     885,000.00   00/00/0000         0       0        0        0   FIX      11/2/2005   SunTrust
  202549861   1,300,000.00   00/00/0000         0       0        0        0   FIX     11/22/2005   SunTrust
  202578076     620,000.00   00/00/0000         0       0        0        0   FIX      11/7/2005   SunTrust
  202605226     820,000.00   00/00/0000         0       0        0        0   FIX      11/2/2005   SunTrust
  202610945     625,000.00   00/00/0000         0       0        0        0   FIX      11/3/2005   SunTrust
  202623617   1,185,000.00   00/00/0000         0       0        0        0   FIX      11/8/2005   SunTrust
  202633012     715,000.00   00/00/0000         0       0        0        0   FIX      11/2/2005   SunTrust
  202634523     717,000.00   00/00/0000         0       0        0        0   FIX      11/9/2005   SunTrust
  202647996   1,000,000.00   00/00/0000         0       0        0        0   FIX      11/7/2005   SunTrust
  202658969     650,000.00   00/00/0000         0       0        0        0   FIX     11/15/2005   SunTrust
  202663464     700,000.00   00/00/0000         0       0        0        0   FIX     11/16/2005   SunTrust
  202664728   1,400,000.00   00/00/0000         0       0        0        0   FIX     11/14/2005   SunTrust
  202671731     580,000.00   00/00/0000         0       0        0        0   FIX     11/10/2005   SunTrust
  202679106     940,000.00   00/00/0000         0       0        0        0   FIX      11/8/2005   SunTrust
  202679122     640,000.00   00/00/0000         0       0        0        0   FIX     11/15/2005   SunTrust
  202689709     700,000.00   00/00/0000         0       0        0        0   FIX     11/17/2005   SunTrust
  202692315     965,000.00   00/00/0000         0       0        0        0   FIX     11/16/2005   SunTrust
  202704052   1,162,000.00   00/00/0000         0       0        0        0   FIX      11/9/2005   SunTrust
  202710067   1,550,000.00   00/00/0000         0       0        0        0   FIX      11/9/2005   SunTrust
  202711339     750,000.00   00/00/0000         0       0        0        0   FIX     11/14/2005   SunTrust
  202715702     995,000.00   00/00/0000         0       0        0        0   FIX     11/22/2005   SunTrust
  202719886     640,000.00   00/00/0000         0       0        0        0   FIX     11/23/2005   SunTrust
    4252465     550,000.00   00/00/0000         0       0        0        0   FIX     11/15/2005   NatCity
    4378855     679,900.00   00/00/0000         0       0        0        0   FIX     11/22/2005   NatCity
    4405992     620,000.00   00/00/0000         0       0        0        0   FIX     11/17/2005   NatCity
    4406556     750,000.00   00/00/0000         0       0        0        0   FIX     11/29/2005   NatCity
    4412493     852,000.00   00/00/0000         0       0        0        0   FIX     11/16/2005   NatCity
    4412996     660,000.00   00/00/0000         0       0        0        0   FIX     11/16/2005   NatCity
    4415592     980,000.00   00/00/0000         0       0        0        0   FIX     11/23/2005   NatCity
    4415869   5,000,000.00   00/00/0000         0       0        0        0   FIX     11/22/2005   NatCity
    4417777     915,000.00   00/00/0000         0       0        0        0   FIX     11/29/2005   NatCity
    4420051     775,000.00   00/00/0000         0       0        0        0   FIX      12/5/2005   NatCity
    4421607     730,000.00   00/00/0000         0       0        0        0   FIX     11/29/2005   NatCity
    4423833     871,000.00   00/00/0000         0       0        0        0   FIX     11/23/2005   NatCity
    4424058   1,558,100.00   00/00/0000         0       0        0        0   FIX     11/17/2005   NatCity
    4425787   1,500,000.00   00/00/0000         0       0        0        0   FIX     11/15/2005   NatCity
    4425853     885,000.00   00/00/0000         0       0        0        0   FIX     11/21/2005   NatCity
    4426160     885,000.00   00/00/0000         0       0        0        0   FIX      12/1/2005   NatCity
    4426714     760,000.00   00/00/0000         0       0        0        0   FIX     11/30/2005   NatCity
    4427158     655,000.00   00/00/0000         0       0        0        0   FIX     11/30/2005   NatCity
    4427520     637,000.00   00/00/0000         0       0        0        0   FIX     11/30/2005   NatCity
    4430235     619,000.00   00/00/0000         0       0        0        0   FIX      12/1/2005   NatCity
    4433147     855,000.00   00/00/0000         0       0        0        0   FIX     11/14/2005   NatCity
    4433151     730,000.00   00/00/0000         0       0        0        0   FIX     11/10/2005   NatCity
    4433611     600,000.00   00/00/0000         0       0        0        0   FIX      12/1/2005   NatCity
    4433763     638,000.00   00/00/0000         0       0        0        0   FIX     11/23/2005   NatCity
    4435104     950,000.00   00/00/0000         0       0        0        0   FIX      12/1/2005   NatCity
    4435191     565,000.00   00/00/0000         0       0        0        0   FIX      12/1/2005   NatCity
    4436637     580,000.00   00/00/0000         0       0        0        0   FIX     11/22/2005   NatCity
    4436940     685,000.00   00/00/0000         0       0        0        0   FIX     11/17/2005   NatCity
    4438802   1,120,000.00   00/00/0000         0       0        0        0   FIX     11/21/2005   NatCity
    4439065   2,150,000.00   00/00/0000         0       0        0        0   FIX      12/1/2005   NatCity
    4440250     568,000.00   00/00/0000         0       0        0        0   FIX     11/22/2005   NatCity
    4441463     800,000.00   00/00/0000         0       0        0        0   FIX      12/5/2005   NatCity
    4442347   1,400,000.00   00/00/0000         0       0        0        0   FIX      12/2/2005   NatCity
    4444967     645,000.00   00/00/0000         0       0        0        0   FIX      12/2/2005   NatCity
    4448820     950,000.00   00/00/0000         0       0        0        0   FIX      12/2/2005   NatCity
    4449180     600,000.00   00/00/0000         0       0        0        0   FIX     12/12/2005   NatCity
    4450044     590,000.00   00/00/0000         0       0        0        0   FIX     11/23/2005   NatCity
    4450442   1,400,000.00   00/00/0000         0       0        0        0   FIX      12/1/2005   NatCity
    4451077     975,000.00   00/00/0000         0       0        0        0   FIX      12/2/2005   NatCity
    4451093     935,000.00   00/00/0000         0       0        0        0   FIX     11/28/2005   NatCity
    4451769     752,000.00   00/00/0000         0       0        0        0   FIX      12/2/2005   NatCity
    4453316   1,350,000.00   00/00/0000         0       0        0        0   FIX     11/28/2005   NatCity
    4453716     637,350.00   00/00/0000         0       0        0        0   FIX      12/1/2005   NatCity
    4457614     562,000.00   00/00/0000         0       0        0        0   FIX     11/18/2005   NatCity
    4457775   2,050,000.00   00/00/0000         0       0        0        0   FIX     11/29/2005   NatCity
    4458166     730,000.00   00/00/0000         0       0        0        0   FIX      12/1/2005   NatCity
    4459423     775,000.00   00/00/0000         0       0        0        0   FIX      12/6/2005   NatCity

LOANID        SERVICER      LPMI     SVCFEE

   58115668   Wells Fargo       0      0.25
   58370131   Wells Fargo       0      0.25
   58647991   Wells Fargo       0      0.25
   58384199   Wells Fargo       0      0.25
   60176427   Wells Fargo       0      0.25
   60214541   Wells Fargo       0      0.25
   60290681   Wells Fargo       0      0.25
   60370152   Wells Fargo       0      0.25
   60621125   Wells Fargo       0      0.25
   60656519   Wells Fargo       0      0.25
   60794401   Wells Fargo       0      0.25
   60955234   Wells Fargo       0      0.25
   61501128   Wells Fargo       0      0.25
   30053821   SunTrust          0      0.25
   35588417   SunTrust          0      0.25
   35944164   SunTrust          0      0.25
   35944578   SunTrust          0      0.25
  143648749   SunTrust          0      0.25
  143823581   SunTrust          0      0.25
  143853463   SunTrust          0      0.25
  143960508   SunTrust          0      0.25
  144023397   SunTrust          0      0.25
  144083508   SunTrust          0      0.25
  144083730   SunTrust          0      0.25
  144176161   SunTrust          0      0.25
  144177292   SunTrust          0      0.25
  144184215   SunTrust          0      0.25
  144188281   SunTrust          0      0.25
  144188661   SunTrust          0      0.25
  144199254   SunTrust          0      0.25
  144206182   SunTrust          0      0.25
  144208220   SunTrust          0      0.25
  202548293   SunTrust          0      0.25
  202549861   SunTrust          0      0.25
  202578076   SunTrust          0      0.25
  202605226   SunTrust          0      0.25
  202610945   SunTrust          0      0.25
  202623617   SunTrust          0      0.25
  202633012   SunTrust          0      0.25
  202634523   SunTrust          0      0.25
  202647996   SunTrust          0      0.25
  202658969   SunTrust          0      0.25
  202663464   SunTrust          0      0.25
  202664728   SunTrust          0      0.25
  202671731   SunTrust          0      0.25
  202679106   SunTrust          0      0.25
  202679122   SunTrust          0      0.25
  202689709   SunTrust          0      0.25
  202692315   SunTrust          0      0.25
  202704052   SunTrust          0      0.25
  202710067   SunTrust          0      0.25
  202711339   SunTrust          0      0.25
  202715702   SunTrust          0      0.25
  202719886   SunTrust          0      0.25
    4252465   NatCity           0      0.25
    4378855   NatCity           0      0.25
    4405992   NatCity           0      0.25
    4406556   NatCity           0      0.25
    4412493   NatCity           0      0.25
    4412996   NatCity           0      0.25
    4415592   NatCity           0      0.25
    4415869   NatCity           0      0.25
    4417777   NatCity           0      0.25
    4420051   NatCity           0      0.25
    4421607   NatCity           0      0.25
    4423833   NatCity           0      0.25
    4424058   NatCity           0      0.25
    4425787   NatCity           0      0.25
    4425853   NatCity           0      0.25
    4426160   NatCity           0      0.25
    4426714   NatCity           0      0.25
    4427158   NatCity           0      0.25
    4427520   NatCity           0      0.25
    4430235   NatCity           0      0.25
    4433147   NatCity           0      0.25
    4433151   NatCity           0      0.25
    4433611   NatCity           0      0.25
    4433763   NatCity           0      0.25
    4435104   NatCity           0      0.25
    4435191   NatCity           0      0.25
    4436637   NatCity           0      0.25
    4436940   NatCity           0      0.25
    4438802   NatCity           0      0.25
    4439065   NatCity           0      0.25
    4440250   NatCity           0      0.25
    4441463   NatCity           0      0.25
    4442347   NatCity           0      0.25
    4444967   NatCity           0      0.25
    4448820   NatCity           0      0.25
    4449180   NatCity           0      0.25
    4450044   NatCity           0      0.25
    4450442   NatCity           0      0.25
    4451077   NatCity           0      0.25
    4451093   NatCity           0      0.25
    4451769   NatCity           0      0.25
    4453316   NatCity           0      0.25
    4453716   NatCity           0      0.25
    4457614   NatCity           0      0.25
    4457775   NatCity           0      0.25
    4458166   NatCity           0      0.25
    4459423   NatCity           0      0.25

                                      D-1-1

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

   LOANID    GROUP   OCC         PROPTYPE      OTERM   CORTERM    OLTV   RATE   FPDATE      NDDATE     S_MATDATE   PANDI

  58210816       2   Secondary   SFR             360       355    71.3   5.88   11/1/2005   4/1/2006   10/1/2035   2,007.29
 143965655       2   Primary     Condominium     360       355   63.49   6.25   11/1/2005   4/1/2006   10/1/2035   2,083.33
 147637813       2   Primary     SFR             360       355   88.03   6.38   11/1/2005   3/1/2006   10/1/2035   1,641.56
   4355831       2   Primary     SFR             360       355   67.41   6.38   11/1/2005   3/1/2006   10/1/2035   2,077.19
   4368077       2   Primary     SFR             360       356   67.76    6.5   12/1/2005   4/1/2006   11/1/2035   1,229.58
   4372644       2   Primary     SFR             360       356      80   6.38   12/1/2005   3/1/2006   11/1/2035   2,040.00
   4377281       2   Primary     SFR             360       356   51.43   6.38   12/1/2005   3/1/2006   11/1/2035     956.25
   4379158       2   Primary     SFR             360       356   68.33   6.38   12/1/2005   3/1/2006   11/1/2035   2,178.13
   4380093       2   Primary     SFR             360       356      80   6.63   12/1/2005   4/1/2006   11/1/2035   1,899.17
   4382535       2   Primary     SFR             360       356   73.33   6.38   12/1/2005   3/1/2006   11/1/2035     701.25
   4387256       2   Primary     PUD             360       356      75   6.25   12/1/2005   3/1/2006   11/1/2035   1,949.22
   4388493       2   Primary     SFR             360       356   54.29   6.25   12/1/2005   3/1/2006   11/1/2035     791.67
   4389059       2   Primary     SFR             360       356      75   6.25   12/1/2005   4/1/2006   11/1/2035   1,250.00
   4389710       2   Primary     SFR             360       356   77.67   6.13   12/1/2005   3/1/2006   11/1/2035   2,041.67
   4390163       2   Primary     SFR             360       356      80   6.25   12/1/2005   3/1/2006   11/1/2035   1,804.17
   4393942       2   Secondary   SFR             360       356      90   6.63   12/1/2005   3/1/2006   11/1/2035   1,043.44
   4395325       2   Primary     SFR             360       356      53   6.13   12/1/2005   4/1/2006   11/1/2035   1,352.60
   4400544       2   Primary     Condominium     360       356   78.22    6.5   12/1/2005   3/1/2006   11/1/2035   2,139.58
   4400568       2   Primary     PUD             360       356      80   6.38   12/1/2005   3/1/2006   11/1/2035   1,142.21
   4406920       2   Primary     Condominium     360       356      80    6.5   12/1/2005   4/1/2006   11/1/2035   1,429.99
   4414867       2   Primary     SFR             360       356   79.99   6.25   12/1/2005   4/1/2006   11/1/2035   2,138.80
   4336360       2   Primary     SFR             360       357   55.91   5.88    1/1/2006   3/1/2006   12/1/2035   1,958.33
   4340579       2   Primary     SFR             360       356   67.17   6.25   12/1/2005   3/1/2006   11/1/2035   2,098.96
   4362298       2   Primary     PUD             360       357   57.14   5.88    1/1/2006   3/1/2006   12/1/2035   1,958.33
   4363985       2   Primary     SFR             360       356   45.71   6.25   12/1/2005   3/1/2006   11/1/2035   1,666.67
   4371898       2   Primary     SFR             360       356   69.64   5.88   12/1/2005   3/1/2006   11/1/2035   1,432.03
   4373760       2   Primary     SFR             360       357      80   6.63    1/1/2006   3/1/2006   12/1/2035   1,391.25
   4382132       2   Primary     SFR             360       356      80   6.25   12/1/2005   3/1/2006   11/1/2035   2,020.83
   4388041       2   Primary     SFR             360       357   60.17   6.38    1/1/2006   3/1/2006   12/1/2035   1,870.00
   4388863       2   Primary     SFR             360       357   59.91   7.13    1/1/2006   3/1/2006   12/1/2035   1,193.44
   4389728       2   Primary     PUD             360       357      80   6.13    1/1/2006   3/1/2006   12/1/2035   2,098.83
   4396819       2   Secondary   SFR             360       357      80   6.38    1/1/2006   3/1/2006   12/1/2035   1,912.50
   4397649       2   Secondary   PUD             360       357      70   6.38    1/1/2006   3/1/2006   12/1/2035   1,868.67
   4397735       2   Primary     PUD             360       357   78.18    6.5    1/1/2006   3/1/2006   12/1/2035   1,863.33
   4400021       2   Primary     SFR             360       357      80   6.25    1/1/2006   4/1/2006   12/1/2035   1,145.83
   4403925       2   Primary     SFR             360       357   79.72   6.25    1/1/2006   3/1/2006   12/1/2035   2,111.98
   4404202       2   Primary     Condominium     360       357      80   5.88    1/1/2006   3/1/2006   12/1/2035   2,040.58
   4411051       2   Primary     SFR             360       357   72.04   6.13    1/1/2006   3/1/2006   12/1/2035   1,985.52
   4412047       2   Primary     SFR             360       357   53.92   6.38    1/1/2006   4/1/2006   12/1/2035   1,460.94
   4414157       2   Primary     PUD             360       356   71.17   6.13   12/1/2005   3/1/2006   11/1/2035   1,184.17
   4418061       2   Primary     SFR             360       357   78.59   6.25    1/1/2006   3/1/2006   12/1/2035   1,739.58
   4419660       2   Primary     SFR             360       357   53.19   6.38    1/1/2006   3/1/2006   12/1/2035   1,328.13
   4424030       2   Primary     Condominium     360       357   37.01   6.25    1/1/2006   4/1/2006   12/1/2035   1,223.96
   4424569       2   Primary     SFR             360       357   44.44    6.5    1/1/2006   3/1/2006   12/1/2035   2,166.67
   4424801       2   Primary     PUD             360       357      75   6.25    1/1/2006   4/1/2006   12/1/2035     976.56
   4436004       2   Primary     PUD             360       357   60.75   6.13    1/1/2006   4/1/2006   12/1/2035   1,382.72
  53236147       2   Primary     SFR             360       357   78.87   6.38    1/1/2006   3/1/2006   12/1/2035   1,487.50
  53896635       2   Primary     SFR             360       356      80   5.75   12/1/2005   3/1/2006   11/1/2035   1,027.49
  58442559       2   Primary     SFR             360       355    62.2   5.75   11/1/2005   3/1/2006   10/1/2035   1,830.66
  58697111       2   Primary     SFR             360       357      80      6    1/1/2006   3/1/2006   12/1/2035   1,440.00
  59264796       2   Primary     SFR             360       357   79.92   5.88    1/1/2006   3/1/2006   12/1/2035   1,760.55
  59703355       2   Primary     2-Family        360       357   45.71   5.88    1/1/2006   4/1/2006   12/1/2035   1,958.33
  59923805       2   Primary     SFR             360       357      80   5.63    1/1/2006   3/1/2006   12/1/2035     678.75
  59939496       2   Primary     SFR             360       357   48.07      6    1/1/2006   3/1/2006   12/1/2035   1,620.00
  59945261       2   Primary     SFR             360       357   59.32   6.25    1/1/2006   4/1/2006   12/1/2035     723.41
  60082344       2   Primary     SFR             360       356   58.33      6   12/1/2005   3/1/2006   11/1/2035   1,750.00
  60141892       2   Primary     SFR             360       357      80   6.13    1/1/2006   3/1/2006   12/1/2035   1,734.97
  60454097       2   Primary     SFR             360       357      80   6.38    1/1/2006   4/1/2006   12/1/2035     530.34
  60463817       2   Primary     SFR             360       357      80   6.25    1/1/2006   4/1/2006   12/1/2035   1,000.00
  60477221       2   Primary     Condominium     360       357      80   5.88    1/1/2006   3/1/2006   12/1/2035   1,049.67
  60483351       2   Primary     SFR             360       357      80   6.25    1/1/2006   4/1/2006   12/1/2035   1,137.50
  60492253       2   Primary     SFR             360       357   68.08   6.25    1/1/2006   3/1/2006   12/1/2035     864.83
  60505716       2   Primary     SFR             360       357      80   6.38    1/1/2006   4/1/2006   12/1/2035      756.5
  60581048       2   Primary     SFR             360       357   43.31   6.25    1/1/2006   3/1/2006   12/1/2035     423.98
  60620317       2   Primary     SFR             360       357      80   6.38    1/1/2006   3/1/2006   12/1/2035     646.85
  60648029       2   Secondary   SFR             360       357   68.09   6.25    1/1/2006   4/1/2006   12/1/2035     833.33
  60651841       2   Primary     2-Family        360       357   75.27      6    1/1/2006   3/1/2006   12/1/2035   1,384.65
  60658168       2   Secondary   Condominium     360       357    40.7   6.13    1/1/2006   3/1/2006   12/1/2035   1,786.46
  60664083       2   Primary     SFR             360       357      80    6.5    1/1/2006   3/1/2006   12/1/2035   1,174.14
  60723715       2   Primary     Condominium     360       357   79.82   6.13    1/1/2006   3/1/2006   12/1/2035   1,147.39
  60877321       2   Primary     SFR             360       357      80   5.88    1/1/2006   3/1/2006   12/1/2035   1,323.83
  60970381       2   Primary     SFR             360       357    59.6    6.5    1/1/2006   3/1/2006   12/1/2035   1,489.31
  61036042       2   Primary     SFR             360       357   59.52    6.5    1/1/2006   3/1/2006   12/1/2035     926.25
 144612173       2   Primary     SFR             360       357   58.04   5.75    1/1/2006   3/1/2006   12/1/2035   1,557.03
 145408985       2   Primary     SFR             360       357   79.57   5.88    1/1/2006   3/1/2006   12/1/2035   1,760.79
 146915558       2   Primary     SFR             360       354      80   6.38   10/1/2005   3/1/2006    9/1/2035   2,006.00
 147204275       2   Primary     2-Family        360       357      80      6    1/1/2006   3/1/2006   12/1/2035   1,640.00
 147437818       2   Primary     Condominium     360       357      95   6.13    1/1/2006   3/1/2006   12/1/2035   1,551.67
 147529028       2   Primary     SFR             360       355      80   6.13   11/1/2005   4/1/2006   10/1/2035   1,069.83
 147758924       2   Primary     SFR             360       357   60.93   6.13    1/1/2006   3/1/2006   12/1/2035     569.09
 148041114       2   Primary     SFR             360       357      80      6    1/1/2006   3/1/2006   12/1/2035   1,405.90
 148058092       2   Primary     SFR             360       356   79.07   6.38   12/1/2005   3/1/2006   11/1/2035   1,806.25
 148087158       2   Primary     SFR             360       357   27.13   5.75    1/1/2006   4/1/2006   12/1/2035     488.75
 148119589       2   Primary     SFR             360       357      80   6.13    1/1/2006   4/1/2006   12/1/2035     921.81
 148123979       2   Primary     SFR             360       356      80   5.88   12/1/2005   3/1/2006   11/1/2035   1,015.38
 148137714       2   Primary     SFR             360       357      80    6.5    1/1/2006   3/1/2006   12/1/2035     671.15
 148226517       2   Primary     Condominium     360       356      80   6.25   12/1/2005   3/1/2006   11/1/2035     726.67
 148284854       2   Primary     PUD             360       357      40   5.88    1/1/2006   3/1/2006   12/1/2035   1,160.31
 148313224       2   Secondary   SFR             360       357   53.66   6.13    1/1/2006   3/1/2006   12/1/2035   1,684.38
 148314735       2   Primary     SFR             360       357      80   6.25    1/1/2006   3/1/2006   12/1/2035   1,302.08
 148315435       2   Primary     SFR             360       357   63.08      6    1/1/2006   3/1/2006   12/1/2035   1,229.69
 148318983       2   Primary     Condominium     360       356      80   6.25   12/1/2005   4/1/2006   11/1/2035     766.67
 148325616       2   Primary     Condominium     360       356      95   5.88   12/1/2005   3/1/2006   11/1/2035     734.86
 148331119       2   Primary     SFR             360       357      80   6.38    1/1/2006   3/1/2006   12/1/2035   1,423.75
 148347578       2   Primary     SFR             360       357    62.5   6.63    1/1/2006   3/1/2006   12/1/2035   1,983.91
 148353543       2   Primary     SFR             360       357      50      6    1/1/2006   4/1/2006   12/1/2035   1,250.00
 148355845       2   Primary     SFR             360       356   25.42   5.75   12/1/2005   3/1/2006   11/1/2035     718.75
 148358377       2   Primary     SFR             360       357      80   5.88    1/1/2006   3/1/2006   12/1/2035     634.42
 148395106       2   Primary     SFR             360       356      70   6.13   12/1/2005   5/1/2006   11/1/2035     678.09
 148397383       2   Primary     SFR             360       357   67.67   5.63    1/1/2006   3/1/2006   12/1/2035     843.02
 148422454       2   Primary     SFR             360       357      80   6.13    1/1/2006   3/1/2006   12/1/2035   1,490.42
 148428139       2   Primary     SFR             360       357   75.93   6.25    1/1/2006   4/1/2006   12/1/2035   1,166.67
 148434509       2   Primary     SFR             360       357      80   5.75    1/1/2006   3/1/2006   12/1/2035   1,389.25
 148739915       2   Primary     SFR             360       356      80   6.13   12/1/2005   4/1/2006   11/1/2035     579.02
 148753601       2   Primary     SFR             360       357   55.56   6.38    1/1/2006   3/1/2006   12/1/2035   1,328.13
 148759343       2   Primary     Condominium     360       357      80   6.75    1/1/2006   3/1/2006   12/1/2035     881.55
 148762917       2   Primary     SFR             360       357   33.04      6    1/1/2006   3/1/2006   12/1/2035        950
 148768906       2   Primary     SFR             360       357      80      6    1/1/2006   3/1/2006   12/1/2035   1,718.00
 148787104       2   Primary     SFR             360       357      80   6.75    1/1/2006   3/1/2006   12/1/2035   1,539.00
 148788011       2   Primary     SFR             360       357      80   6.13    1/1/2006   3/1/2006   12/1/2035   1,008.58
 148805443       2   Primary     Condominium     360       357   79.69   6.25    1/1/2006   4/1/2006   12/1/2035   1,348.96
 148812027       2   Primary     SFR             360       357      80   6.75    1/1/2006   3/1/2006   12/1/2035   1,165.50
 148907009       2   Primary     PUD             360       357      80   6.25    1/1/2006   3/1/2006   12/1/2035   1,136.11
 148970304       2   Primary     SFR             360       357      80   5.88    1/1/2006   3/1/2006   12/1/2035   1,086.87
 149006868       2   Primary     SFR             360       356   42.11   6.13   12/1/2005   3/1/2006   11/1/2035   1,633.33
 149033359       2   Primary     SFR             360       357      80   5.88    1/1/2006   4/1/2006   12/1/2035   1,386.50
   4298582       2   Secondary   SFR             360       358      80   6.13    2/1/2006   3/1/2006    1/1/2036     971.12
   4393788       2   Primary     SFR             360       357   53.33   6.38    1/1/2006   3/1/2006   12/1/2035   2,125.00
   4397498       2   Primary     SFR             360       357   75.18   6.25    1/1/2006   3/1/2006   12/1/2035   1,761.98
   4401297       2   Primary     SFR             360       357      80   6.75    1/1/2006   3/1/2006   12/1/2035   2,074.50
   4408394       2   Primary     Condominium     360       357   73.86   6.63    1/1/2006   3/1/2006   12/1/2035   1,394.56
   4409031       2   Secondary   PUD             360       357      80    6.5    1/1/2006   3/1/2006   12/1/2035   1,950.00
   4412012       2   Primary     PUD             360       357   58.02   6.38    1/1/2006   4/1/2006   12/1/2035   1,248.44
   4415471       2   Primary     SFR             360       357   68.85   6.63    1/1/2006   3/1/2006   12/1/2035   1,976.46
   4416123       2   Primary     SFR             360       357   62.01   6.13    1/1/2006   3/1/2006   12/1/2035   1,788.24
   4417949       2   Primary     PUD             360       357    89.9   6.13    1/1/2006   3/1/2006   12/1/2035   1,818.87
   4419992       2   Primary     SFR             360       357   52.43   6.13    1/1/2006   4/1/2006   12/1/2035     682.43
   4420317       2   Primary     Condominium     360       357   77.71   6.25    1/1/2006   3/1/2006   12/1/2035   1,376.04
   4420318       2   Primary     SFR             360       357      80   6.25    1/1/2006   3/1/2006   12/1/2035   1,370.83
   4421768       2   Primary     SFR             360       357   36.36    6.5    1/1/2006   4/1/2006   12/1/2035     541.67
   4422148       2   Primary     PUD             360       357      80   6.38    1/1/2006   3/1/2006   12/1/2035   1,763.75
   4428367       2   Primary     PUD             360       357      75   6.63    1/1/2006   3/1/2006   12/1/2035   1,656.25
   4430674       2   Primary     PUD             360       357      75   6.63    1/1/2006   4/1/2006   12/1/2035   2,049.61
   4431315       2   Primary     PUD             360       358   47.81      6    2/1/2006   3/1/2006    1/1/2036   1,475.00
   4432100       2   Primary     SFR             360       358      80   6.75    2/1/2006   3/1/2006    1/1/2036   2,204.78
   4433187       2   Primary     PUD             360       357   56.32    6.5    1/1/2006   3/1/2006   12/1/2035   2,196.46
   4439120       2   Primary     SFR             360       358      75   6.75    2/1/2006   3/1/2006    1/1/2036     350.16
   4440113       2   Primary     PUD             360       357      80   6.75    1/1/2006   4/1/2006   12/1/2035   1,395.00
   4442099       2   Primary     PUD             360       358   61.05   6.75    2/1/2006   3/1/2006    1/1/2036   1,305.00
   4444598       2   Primary     SFR             360       357   69.88   6.25    1/1/2006   3/1/2006   12/1/2035   1,473.96
   4446269       2   Primary     SFR             360       358      80   6.25    2/1/2006   4/1/2006    1/1/2036     931.25
   4447724       2   Primary     SFR             360       357   70.27   6.75    1/1/2006   3/1/2006   12/1/2035   2,306.25
   4448222       2   Primary     SFR             360       358   68.96    6.5    2/1/2006   4/1/2006    1/1/2036   1,254.99
   4448416       2   Primary     SFR             360       358   46.98    6.5    2/1/2006   3/1/2006    1/1/2036   1,895.83
   4449257       2   Primary     SFR             360       357   72.26   6.75    1/1/2006   3/1/2006   12/1/2035   2,154.38
   4450436       2   Primary     SFR             360       358   41.71   6.38    2/1/2006   3/1/2006    1/1/2036   2,125.00
   4451053       2   Primary     SFR             360       357   68.67   6.63    1/1/2006   3/1/2006   12/1/2035   1,705.94
   4463992       2   Primary     Condominium     360       358      75   6.88    2/1/2006   3/1/2006    1/1/2036   1,804.69

  LOANID     PTDATE      OBAL         COBAL        PURPOSE    DOC                      OAPPVAL      FRTRDATE     CEILING   FLOOR

  58210816   3/1/2006    410,000.00   410,000.00   Purchase   Asset Only               580,000.00   00/00/0000         0       0
 143965655   3/1/2006    400,000.00   399,500.00   R/T Refi   FAD(Full or Alt or AUS)  630,000.00   00/00/0000         0       0
 147637813   2/1/2006    309,000.00   309,000.00   Purchase   Full                     351,000.00   00/00/0000         0       0
   4355831   2/1/2006    391,000.00   391,000.00   R/T Refi   Full/Alt                 580,000.00   00/00/0000         0       0
   4368077   3/1/2006    227,000.00   227,000.00   C/O Refi   Stated/Voa               335,000.00   00/00/0000         0       0
   4372644   2/1/2006    384,000.00   384,000.00   Purchase   Full/Alt                 480,000.00   00/00/0000         0       0
   4377281   2/1/2006    180,000.00   180,000.00   C/O Refi   Stated/Voa               350,000.00   00/00/0000         0       0
   4379158   2/1/2006    410,000.00   409,399.60   Purchase   Full/Alt                 635,000.00   00/00/0000         0       0
   4380093   3/1/2006    344,000.00   344,000.00   Purchase   Stated/Voa               430,000.00   00/00/0000         0       0
   4382535   2/1/2006    132,000.00   131,798.81   R/T Refi   Stated/Voa               180,000.00   00/00/0000         0       0
   4387256   2/1/2006    374,250.00   372,747.40   Purchase   Stated/Voa               499,000.00   00/00/0000         0       0
   4388493   2/1/2006    152,000.00   151,966.35   C/O Refi   Full/Alt                 280,000.00   00/00/0000         0       0
   4389059   3/1/2006    240,000.00   240,000.00   C/O Refi   Stated/Voa               320,000.00   00/00/0000         0       0
   4389710   2/1/2006    400,000.00   399,841.67   C/O Refi   Stated/Voa               515,000.00   00/00/0000         0       0
   4390163   2/1/2006    346,400.00   346,400.00   R/T Refi   Full/Alt                 433,000.00   00/00/0000         0       0
   4393942   2/1/2006    189,000.00   189,000.00   Purchase   Full/Alt                 210,000.00   00/00/0000         0       0
   4395325   3/1/2006    265,000.00   265,000.00   C/O Refi   Full/Alt                 500,000.00   00/00/0000         0       0
   4400544   2/1/2006    395,000.00   394,996.04   C/O Refi   Stated/Voa               505,000.00   00/00/0000         0       0
   4400568   2/1/2006    215,004.00   215,003.95   Purchase   Full/Alt                 275,000.00   00/00/0000         0       0
   4406920   3/1/2006    263,999.00   263,999.00   Purchase   Full/Alt                 329,999.00   00/00/0000         0       0
   4414867   3/1/2006    410,650.00   410,543.06   Purchase   Full/Alt                 525,000.00   00/00/0000         0       0
   4336360   2/1/2006    400,000.00   399,614.99   Purchase   Stated/Voa               716,000.00   00/00/0000         0       0
   4340579   2/1/2006    403,000.00   402,850.00   C/O Refi   Full/Alt                 600,000.00   00/00/0000         0       0
   4362298   2/1/2006    400,000.00   400,000.00   Purchase   Full/Alt                 700,000.00   00/00/0000         0       0
   4363985   2/1/2006    320,000.00   320,000.00   C/O Refi   Stated/Voa               700,000.00   00/00/0000         0       0
   4371898   2/1/2006    292,500.00   292,457.04   R/T Refi   Stated/Voa               420,000.00   00/00/0000         0       0
   4373760   2/1/2006    252,000.00   252,000.00   R/T Refi   Stated/Voa               315,000.00   00/00/0000         0       0
   4382132   2/1/2006    388,000.00   388,000.00   C/O Refi   Full/Alt                 485,000.00   00/00/0000         0       0
   4388041   2/1/2006    352,000.00   351,797.12   R/T Refi   Stated/Voa               585,000.00   00/00/0000         0       0
   4388863   2/1/2006    201,000.00   201,000.00   Purchase   Stated/Voa               335,478.00   00/00/0000         0       0
   4389728   2/1/2006    411,200.00   411,075.27   Purchase   Stated/Voa               515,000.00   00/00/0000         0       0
   4396819   2/1/2006    360,000.00   360,000.00   Purchase   Stated/Voa               470,000.00   00/00/0000         0       0
   4397649   2/1/2006    351,750.00   351,750.00   Purchase   Stated/Voa               503,000.00   00/00/0000         0       0
   4397735   2/1/2006    344,000.00   344,000.00   Purchase   Full/Alt                 440,000.00   00/00/0000         0       0
   4400021   3/1/2006    220,000.00   219,828.10   Purchase   Full/Alt                 318,000.00   00/00/0000         0       0
   4403925   2/1/2006    405,500.00   405,500.00   Purchase   Full/Alt                 510,000.00   00/00/0000         0       0
   4404202   2/1/2006    416,800.00   416,800.00   Purchase   Full/Alt                 522,000.00   00/00/0000         0       0
   4411051   2/1/2006    389,000.00   388,280.00   C/O Refi   Stated/Voa               540,000.00   00/00/0000         0       0
   4412047   3/1/2006    275,000.00   275,000.00   C/O Refi   Stated/Voa               510,000.00   00/00/0000         0       0
   4414157   2/1/2006    232,000.00   232,000.00   R/T Refi   Full/Alt                 326,000.00   00/00/0000         0       0
   4418061   2/1/2006    334,000.00   334,000.00   R/T Refi   Full/Alt                 425,000.00   00/00/0000         0       0
   4419660   2/1/2006    250,000.00   250,000.00   C/O Refi   Stated/Voa               470,000.00   00/00/0000         0       0
   4424030   3/1/2006    235,000.00   235,000.00   C/O Refi   Stated/Voa               635,000.00   00/00/0000         0       0
   4424569   2/1/2006    400,000.00   399,460.62   C/O Refi   Stated/Voa               900,000.00   00/00/0000         0       0
   4424801   3/1/2006    187,500.00   187,124.96   Purchase   Stated/Voa               252,500.00   00/00/0000         0       0
   4436004   3/1/2006    270,900.00   270,900.00   Purchase   Stated/Voa               446,000.00   00/00/0000         0       0
  53236147   2/1/2006    280,000.00   280,000.00   C/O Refi   Asset Only               355,000.00   00/00/0000         0       0
  53896635   2/1/2006    214,432.00   214,432.00   Purchase   Full                     272,000.00   00/00/0000         0       0
  58442559   2/1/2006    382,500.00   381,900.00   C/O Refi   Full                     615,000.00   00/00/0000         0       0
  58697111   2/1/2006    288,000.00   288,000.00   R/T Refi   Full                     360,000.00   00/00/0000         0       0
  59264796   2/1/2006    359,650.00   359,601.46   Purchase   Full                     458,000.00   00/00/0000         0       0
  59703355   3/1/2006    400,000.00   400,000.00   Purchase   Full                     885,000.00   00/00/0000         0       0
  59923805   2/1/2006    144,800.00   144,799.35   Purchase   Full                     183,500.00   00/00/0000         0       0
  59939496   2/1/2006    324,000.00   324,000.00   Purchase   Full                     700,000.00   00/00/0000         0       0
  59945261   3/1/2006    140,000.00   138,894.79   C/O Refi   Full                     236,000.00   00/00/0000         0       0
  60082344   2/1/2006    350,000.00   350,000.00   R/T Refi   Full                     600,000.00   00/00/0000         0       0
  60141892   2/1/2006    340,000.00   339,913.23   R/T Refi   Asset Only               425,000.00   00/00/0000         0       0
  60454097   3/1/2006    100,000.00    99,742.14   Purchase   Full                     125,000.00   00/00/0000         0       0
  60463817   3/1/2006    192,000.00   192,000.00   C/O Refi   Full                     240,000.00   00/00/0000         0       0
  60477221   2/1/2006    214,400.00   214,400.00   Purchase   Full                     288,000.00   00/00/0000         0       0
  60483351   3/1/2006    218,400.00   218,400.00   C/O Refi   Full                     273,000.00   00/00/0000         0       0
  60492253   2/1/2006    166,048.00   166,048.00   R/T Refi   Asset Only               243,900.00   00/00/0000         0       0
  60505716   3/1/2006    142,400.00   142,400.00   Purchase   Asset Only               178,000.00   00/00/0000         0       0
  60581048   2/1/2006     81,425.00    81,403.80   R/T Refi   Asset Only               188,000.00   00/00/0000         0       0
  60620317   2/1/2006    121,760.00   121,760.00   Purchase   Full                     154,000.00   00/00/0000         0       0
  60648029   3/1/2006    160,000.00   159,999.28   C/O Refi   Full                     235,000.00   00/00/0000         0       0
  60651841   2/1/2006    277,000.00   276,930.75   Purchase   Asset Only               368,000.00   00/00/0000         0       0
  60658168   2/1/2006    350,000.00   350,000.00   C/O Refi   Asset Only               860,000.00   00/00/0000         0       0
  60664083   2/1/2006    216,800.00   216,728.13   Purchase   Asset Only               275,000.00   00/00/0000         0       0
  60723715   2/1/2006    225,100.00   224,486.70   R/T Refi   Full                     282,000.00   00/00/0000         0       0
  60877321   2/1/2006    270,400.00   270,390.24   R/T Refi   Full                     338,000.00   00/00/0000         0       0
  60970381   2/1/2006    275,350.00   274,550.00   C/O Refi   Full                     462,000.00   00/00/0000         0       0
  61036042   2/1/2006    171,000.00   171,000.00   R/T Refi   Full                     287,300.00   00/00/0000         0       0
 144612173   2/1/2006    325,000.00   324,790.80   C/O Refi   AUS                      560,000.00   00/00/0000         0       0
 145408985   2/1/2006    359,650.00   359,650.00   C/O Refi   Full                     452,000.00   00/00/0000         0       0
 146915558   2/1/2006    377,600.00   377,600.00   Purchase   Full                     473,000.00   00/00/0000         0       0
 147204275   2/1/2006    328,000.00   328,000.00   Purchase   Asset Only               410,000.00   00/00/0000         0       0
 147437818   2/1/2006    304,000.00   304,000.00   Purchase   Full                     320,000.00   00/00/0000         0       0
 147529028   3/1/2006    209,600.00   209,600.00   Purchase   Full                     267,000.00   00/00/0000         0       0
 147758924   2/1/2006    111,495.00   111,495.00   C/O Refi   Asset Only               183,000.00   00/00/0000         0       0
 148041114   2/1/2006    281,200.00   281,135.00   Purchase   Asset Only               355,000.00   00/00/0000         0       0
 148058092   2/1/2006    340,000.00   340,000.00   C/O Refi   Full                     430,000.00   00/00/0000         0       0
 148087158   3/1/2006    102,000.00   102,000.00   C/O Refi   AUS                      376,000.00   00/00/0000         0       0
 148119589   3/1/2006    180,800.00   180,500.00   Purchase   Asset Only               226,000.00   00/00/0000         0       0
 148123979   2/1/2006    207,600.00   207,396.85   Purchase   Full                     262,000.00   00/00/0000         0       0
 148137714   2/1/2006    123,904.00   123,904.00   Purchase   Asset Only               162,500.00   00/00/0000         0       0
 148226517   2/1/2006    139,520.00   139,520.00   Purchase   Full                     174,500.00   00/00/0000         0       0
 148284854   2/1/2006    238,000.00   236,994.66   C/O Refi   Full                     595,000.00   00/00/0000         0       0
 148313224   2/1/2006    330,000.00   330,000.00   C/O Refi   Asset Only               615,000.00   00/00/0000         0       0
 148314735   2/1/2006    250,000.00   250,000.00   Purchase   Asset Only               325,000.00   00/00/0000         0       0
 148315435   2/1/2006    246,000.00   245,938.50   R/T Refi   Full                     390,000.00   00/00/0000         0       0
 148318983   3/1/2006    147,200.00   147,200.00   Purchase   Full                     184,000.00   00/00/0000         0       0
 148325616   2/1/2006    150,100.00   150,100.00   Purchase   Full                     160,000.00   00/00/0000         0       0
 148331119   2/1/2006    268,000.00   268,000.00   C/O Refi   Full                     335,000.00   00/00/0000         0       0
 148347578   2/1/2006    359,350.00   359,350.00   C/O Refi   Asset Only               575,000.00   00/00/0000         0       0
 148353543   3/1/2006    250,000.00   250,000.00   C/O Refi   AUS                      500,000.00   00/00/0000         0       0
 148355845   2/1/2006    150,000.00   150,000.00   Purchase   Full                     590,000.00   00/00/0000         0       0
 148358377   2/1/2006    129,600.00   129,568.92   Purchase   Full                     162,000.00   00/00/0000         0       0
 148395106   4/1/2006    133,000.00   132,850.00   C/O Refi   Full                     190,000.00   00/00/0000         0       0
 148397383   2/1/2006    180,000.00   179,686.77   C/O Refi   AUS                      266,000.00   00/00/0000         0       0
 148422454   2/1/2006    292,000.00   292,000.00   C/O Refi   Full                     365,000.00   00/00/0000         0       0
 148428139   3/1/2006    224,000.00   224,000.00   C/O Refi   AUS                      295,000.00   00/00/0000         0       0
 148434509   2/1/2006    290,000.00   289,860.71   C/O Refi   Asset Only               362,500.00   00/00/0000         0       0
 148739915   3/1/2006    113,440.00   113,440.00   Purchase   Full                     146,000.00   00/00/0000         0       0
 148753601   2/1/2006    250,000.00   249,829.15   C/O Refi   Full                     450,000.00   00/00/0000         0       0
 148759343   2/1/2006    156,720.00   156,720.00   Purchase   Asset Only               196,000.00   00/00/0000         0       0
 148762917   2/1/2006    190,000.00   190,000.00   C/O Refi   Full                     575,000.00   00/00/0000         0       0
 148768906   2/1/2006    344,000.00   343,600.00   Purchase   Full                     430,000.00   00/00/0000         0       0
 148787104   2/1/2006    273,600.00   273,600.00   C/O Refi   AUS                      342,000.00   00/00/0000         0       0
 148788011   2/1/2006    197,600.00   197,600.00   Purchase   AUS                      247,000.00   00/00/0000         0       0
 148805443   3/1/2006    259,000.00   259,000.00   C/O Refi   Full                     325,000.00   00/00/0000         0       0
 148812027   2/1/2006    207,200.00   207,200.00   Purchase   Full                     259,000.00   00/00/0000         0       0
 148907009   2/1/2006    218,133.00   218,133.00   Purchase   Full                     273,000.00   00/00/0000         0       0
 148970304   2/1/2006    222,000.00   222,000.00   Purchase   Full                     280,000.00   00/00/0000         0       0
 149006868   2/1/2006    320,000.00   320,000.00   C/O Refi   Full                     760,000.00   00/00/0000         0       0
 149033359   3/1/2006    283,200.00   283,200.00   Purchase   Full                     355,000.00   00/00/0000         0       0
   4298582   2/1/2006    190,260.00   190,149.46   Purchase   Stated/Voa               238,000.00   00/00/0000         0       0
   4393788   2/1/2006    400,000.00   400,000.00   C/O Refi   Stated/Voa               750,000.00   00/00/0000         0       0
   4397498   2/1/2006    338,300.00   337,856.21   R/T Refi   Full/Alt                 450,000.00   00/00/0000         0       0
   4401297   2/1/2006    368,800.00   368,800.00   Purchase   Full/Alt                 461,000.00   00/00/0000         0       0
   4408394   2/1/2006    252,600.00   252,600.00   C/O Refi   Full/Alt                 342,000.00   00/00/0000         0       0
   4409031   2/1/2006    360,000.00   359,876.11   R/T Refi   Full/Alt                 450,000.00   00/00/0000         0       0
   4412012   3/1/2006    235,000.00   234,970.40   Purchase   Stated/Voa               415,000.00   00/00/0000         0       0
   4415471   2/1/2006    358,000.00   357,800.00   C/O Refi   Full/Alt                 520,000.00   00/00/0000         0       0
   4416123   2/1/2006    350,350.00   349,698.37   R/T Refi   Full/Alt                 565,000.00   00/00/0000         0       0
   4417949   2/1/2006    356,350.00   356,350.00   Purchase   Full/Alt                 400,000.00   00/00/0000         0       0
   4419992   3/1/2006    133,700.00   133,700.00   C/O Refi   Stated/Voa               255,000.00   00/00/0000         0       0
   4420317   2/1/2006    264,200.00   264,200.00   R/T Refi   Full/Alt                 340,000.00   00/00/0000         0       0
   4420318   2/1/2006    263,200.00   263,200.00   Purchase   Full/Alt                 329,000.00   00/00/0000         0       0
   4421768   3/1/2006    100,000.00   100,000.00   C/O Refi   Stated/Voa               275,000.00   00/00/0000         0       0
   4422148   2/1/2006    332,000.00   332,000.00   C/O Refi   Full/Alt                 415,000.00   00/00/0000         0       0
   4428367   2/1/2006    300,000.00   299,957.81   C/O Refi   Stated/Voa               400,000.00   00/00/0000         0       0
   4430674   3/1/2006    371,250.00   371,250.00   C/O Refi   Stated/Voa               495,000.00   00/00/0000         0       0
   4431315   2/1/2006    295,000.00   295,000.00   Purchase   Full/Alt                 617,000.00   00/00/0000         0       0
   4432100   2/1/2006    391,960.00   391,960.00   Purchase   Stated/Voa               490,000.00   00/00/0000         0       0
   4433187   2/1/2006    405,500.00   405,500.00   C/O Refi   Full/Alt                 720,000.00   00/00/0000         0       0
   4439120   2/1/2006     62,250.00    62,215.00   C/O Refi   Full/Alt                  83,000.00   00/00/0000         0       0
   4440113   3/1/2006    248,000.00   247,999.92   C/O Refi   Full/Alt                 310,000.00   00/00/0000         0       0
   4442099   2/1/2006    232,000.00   232,000.00   C/O Refi   Full/Alt                 380,000.00   00/00/0000         0       0
   4444598   2/1/2006    283,000.00   282,800.00   Purchase   Full/Alt                 406,000.00   00/00/0000         0       0
   4446269   3/1/2006    178,800.00   178,800.00   C/O Refi   Full/Alt                 223,500.00   00/00/0000         0       0
   4447724   2/1/2006    410,000.00   409,479.26   C/O Refi   Stated/Voa               583,500.00   00/00/0000         0       0
   4448222   3/1/2006    231,690.00   231,652.35   R/T Refi   Full/No Ratio            336,000.00   00/00/0000         0       0
   4448416   2/1/2006    350,000.00   350,000.00   C/O Refi   Full/Alt                 745,000.00   00/00/0000         0       0
   4449257   2/1/2006    383,000.00   383,000.00   R/T Refi   Stated/Voa               530,000.00   00/00/0000         0       0
   4450436   2/1/2006    400,000.00   400,000.00   C/O Refi   Full/Alt                 959,000.00   00/00/0000         0       0
   4451053   2/1/2006    309,000.00   309,000.00   R/T Refi   Full/Alt                 450,000.00   00/00/0000         0       0
   4463992   2/1/2006    315,000.00   315,000.00   Purchase   Stated/Voa               420,000.00   00/00/0000         0       0

LOANID        CAPINT    MARGIN  INDEX   ODATE        ORIGINATOR    SERVICER      LPMI   SVCFEE

  58210816         0        0   FIX       9/1/2005   Wells Fargo   Wells Fargo      0     0.25
 143965655         0        0   FIX      9/26/2005   SunTrust      SunTrust         0     0.25
 147637813         0        0   FIX      9/16/2005   Wells Fargo   Wells Fargo      0     0.25
   4355831         0        0   FIX      9/27/2005   NatCity       NatCity          0     0.25
   4368077         0        0   FIX     10/17/2005   NatCity       NatCity          0     0.25
   4372644         0        0   FIX     10/13/2005   NatCity       NatCity          0     0.25
   4377281         0        0   FIX     10/25/2005   NatCity       NatCity          0     0.25
   4379158         0        0   FIX     10/31/2005   NatCity       NatCity          0     0.25
   4380093         0        0   FIX     10/12/2005   NatCity       NatCity          0     0.25
   4382535         0        0   FIX      10/7/2005   NatCity       NatCity          0     0.25
   4387256         0        0   FIX     10/20/2005   NatCity       NatCity          0     0.25
   4388493         0        0   FIX     10/25/2005   NatCity       NatCity          0     0.25
   4389059         0        0   FIX      10/7/2005   NatCity       NatCity          0     0.25
   4389710         0        0   FIX     10/14/2005   NatCity       NatCity          0     0.25
   4390163         0        0   FIX     10/24/2005   NatCity       NatCity          0     0.25
   4393942         0        0   FIX     10/18/2005   NatCity       NatCity          0     0.25
   4395325         0        0   FIX     10/26/2005   NatCity       NatCity          0     0.25
   4400544         0        0   FIX     10/21/2005   NatCity       NatCity          0     0.25
   4400568         0        0   FIX     10/20/2005   NatCity       NatCity          0     0.25
   4406920         0        0   FIX     10/31/2005   NatCity       NatCity          0     0.25
   4414867         0        0   FIX     10/27/2005   NatCity       NatCity          0     0.25
   4336360         0        0   FIX     10/24/2005   NatCity       NatCity          0     0.25
   4340579         0        0   FIX     10/26/2005   NatCity       NatCity          0     0.25
   4362298         0        0   FIX      11/1/2005   NatCity       NatCity          0     0.25
   4363985         0        0   FIX     10/27/2005   NatCity       NatCity          0     0.25
   4371898         0        0   FIX     10/27/2005   NatCity       NatCity          0     0.25
   4373760         0        0   FIX      11/9/2005   NatCity       NatCity          0     0.25
   4382132         0        0   FIX     10/25/2005   NatCity       NatCity          0     0.25
   4388041         0        0   FIX      11/4/2005   NatCity       NatCity          0     0.25
   4388863         0        0   FIX     11/14/2005   NatCity       NatCity          0     0.25
   4389728         0        0   FIX      11/7/2005   NatCity       NatCity          0     0.25
   4396819         0        0   FIX      11/4/2005   NatCity       NatCity          0     0.25
   4397649         0        0   FIX     11/16/2005   NatCity       NatCity          0     0.25
   4397735         0        0   FIX     11/18/2005   NatCity       NatCity          0     0.25
   4400021         0        0   FIX     11/10/2005   NatCity       NatCity          0     0.25
   4403925         0        0   FIX     11/10/2005   NatCity       NatCity          0     0.25
   4404202         0        0   FIX     11/10/2005   NatCity       NatCity          0     0.25
   4411051         0        0   FIX      11/9/2005   NatCity       NatCity          0     0.25
   4412047         0        0   FIX      11/1/2005   NatCity       NatCity          0     0.25
   4414157         0        0   FIX     10/27/2005   NatCity       NatCity          0     0.25
   4418061         0        0   FIX     11/10/2005   NatCity       NatCity          0     0.25
   4419660         0        0   FIX      11/4/2005   NatCity       NatCity          0     0.25
   4424030         0        0   FIX      11/1/2005   NatCity       NatCity          0     0.25
   4424569         0        0   FIX      11/7/2005   NatCity       NatCity          0     0.25
   4424801         0        0   FIX      11/9/2005   NatCity       NatCity          0     0.25
   4436004         0        0   FIX     11/14/2005   NatCity       NatCity          0     0.25
  53236147         0        0   FIX      11/7/2005   Wells Fargo   Wells Fargo      0     0.25
  53896635         0        0   FIX     10/28/2005   Wells Fargo   Wells Fargo      0     0.25
  58442559         0        0   FIX      9/30/2005   Wells Fargo   Wells Fargo      0     0.25
  58697111         0        0   FIX     11/29/2005   Wells Fargo   Wells Fargo      0     0.25
  59264796         0        0   FIX     11/22/2005   Wells Fargo   Wells Fargo      0     0.25
  59703355         0        0   FIX     11/17/2005   Wells Fargo   Wells Fargo      0     0.25
  59923805         0        0   FIX     11/16/2005   Wells Fargo   Wells Fargo      0     0.25
  59939496         0        0   FIX      11/8/2005   Wells Fargo   Wells Fargo      0     0.25
  59945261         0        0   FIX      11/3/2005   Wells Fargo   Wells Fargo      0     0.25
  60082344         0        0   FIX      11/7/2005   Wells Fargo   Wells Fargo      0     0.25
  60141892         0        0   FIX      11/7/2005   Wells Fargo   Wells Fargo      0     0.25
  60454097         0        0   FIX     11/11/2005   Wells Fargo   Wells Fargo      0     0.25
  60463817         0        0   FIX      11/8/2005   Wells Fargo   Wells Fargo      0     0.25
  60477221         0        0   FIX     11/21/2005   Wells Fargo   Wells Fargo      0     0.25
  60483351         0        0   FIX     11/21/2005   Wells Fargo   Wells Fargo      0     0.25
  60492253         0        0   FIX     11/23/2005   Wells Fargo   Wells Fargo      0     0.25
  60505716         0        0   FIX     11/18/2005   Wells Fargo   Wells Fargo      0     0.25
  60581048         0        0   FIX     11/21/2005   Wells Fargo   Wells Fargo      0     0.25
  60620317         0        0   FIX      11/9/2005   Wells Fargo   Wells Fargo      0     0.25
  60648029         0        0   FIX     11/10/2005   Wells Fargo   Wells Fargo      0     0.25
  60651841         0        0   FIX     11/21/2005   Wells Fargo   Wells Fargo      0     0.25
  60658168         0        0   FIX     11/17/2005   Wells Fargo   Wells Fargo      0     0.25
  60664083         0        0   FIX     11/18/2005   Wells Fargo   Wells Fargo      0     0.25
  60723715         0        0   FIX      12/5/2005   Wells Fargo   Wells Fargo      0     0.25
  60877321         0        0   FIX     11/23/2005   Wells Fargo   Wells Fargo      0     0.25
  60970381         0        0   FIX     11/17/2005   Wells Fargo   Wells Fargo      0     0.25
  61036042         0        0   FIX     11/18/2005   Wells Fargo   Wells Fargo      0     0.25
 144612173         0        0   FIX      11/3/2005   Wells Fargo   Wells Fargo      0     0.25
 145408985         0        0   FIX      11/1/2005   Wells Fargo   Wells Fargo      0     0.25
 146915558         0        0   FIX      8/17/2005   Wells Fargo   Wells Fargo      0     0.25
 147204275         0        0   FIX     11/21/2005   Wells Fargo   Wells Fargo      0     0.25
 147437818         0        0   FIX      11/4/2005   Wells Fargo   Wells Fargo      0     0.25
 147529028         0        0   FIX      9/29/2005   Wells Fargo   Wells Fargo      0     0.25
 147758924         0        0   FIX     10/31/2005   Wells Fargo   Wells Fargo      0     0.25
 148041114         0        0   FIX     11/10/2005   Wells Fargo   Wells Fargo      0     0.25
 148058092         0        0   FIX     10/11/2005   Wells Fargo   Wells Fargo      0     0.25
 148087158         0        0   FIX     11/22/2005   Wells Fargo   Wells Fargo      0     0.25
 148119589         0        0   FIX     11/10/2005   Wells Fargo   Wells Fargo      0     0.25
 148123979         0        0   FIX     10/10/2005   Wells Fargo   Wells Fargo      0     0.25
 148137714         0        0   FIX      11/8/2005   Wells Fargo   Wells Fargo      0     0.25
 148226517         0        0   FIX     10/28/2005   Wells Fargo   Wells Fargo      0     0.25
 148284854         0        0   FIX      11/8/2005   Wells Fargo   Wells Fargo      0     0.25
 148313224         0        0   FIX      11/7/2005   Wells Fargo   Wells Fargo      0     0.25
 148314735         0        0   FIX     11/14/2005   Wells Fargo   Wells Fargo      0     0.25
 148315435         0        0   FIX     11/11/2005   Wells Fargo   Wells Fargo      0     0.25
 148318983         0        0   FIX     10/12/2005   Wells Fargo   Wells Fargo      0     0.25
 148325616         0        0   FIX     10/21/2005   Wells Fargo   Wells Fargo      0     0.25
 148331119         0        0   FIX      11/4/2005   Wells Fargo   Wells Fargo      0     0.25
 148347578         0        0   FIX      11/8/2005   Wells Fargo   Wells Fargo      0     0.25
 148353543         0        0   FIX     11/14/2005   Wells Fargo   Wells Fargo      0     0.25
 148355845         0        0   FIX     10/27/2005   Wells Fargo   Wells Fargo      0     0.25
 148358377         0        0   FIX     11/15/2005   Wells Fargo   Wells Fargo      0     0.25
 148395106         0        0   FIX     10/26/2005   Wells Fargo   Wells Fargo      0     0.25
 148397383         0        0   FIX      11/2/2005   Wells Fargo   Wells Fargo      0     0.25
 148422454         0        0   FIX     11/15/2005   Wells Fargo   Wells Fargo      0     0.25
 148428139         0        0   FIX     11/11/2005   Wells Fargo   Wells Fargo      0     0.25
 148434509         0        0   FIX     11/16/2005   Wells Fargo   Wells Fargo      0     0.25
 148739915         0        0   FIX     10/28/2005   Wells Fargo   Wells Fargo      0     0.25
 148753601         0        0   FIX     11/16/2005   Wells Fargo   Wells Fargo      0     0.25
 148759343         0        0   FIX     11/23/2005   Wells Fargo   Wells Fargo      0     0.25
 148762917         0        0   FIX     11/16/2005   Wells Fargo   Wells Fargo      0     0.25
 148768906         0        0   FIX     11/17/2005   Wells Fargo   Wells Fargo      0     0.25
 148787104         0        0   FIX     11/15/2005   Wells Fargo   Wells Fargo      0     0.25
 148788011         0        0   FIX     11/21/2005   Wells Fargo   Wells Fargo      0     0.25
 148805443         0        0   FIX     11/22/2005   Wells Fargo   Wells Fargo      0     0.25
 148812027         0        0   FIX     11/23/2005   Wells Fargo   Wells Fargo      0     0.25
 148907009         0        0   FIX     11/14/2005   Wells Fargo   Wells Fargo      0     0.25
 148970304         0        0   FIX      11/8/2005   Wells Fargo   Wells Fargo      0     0.25
 149006868         0        0   FIX     10/25/2005   Wells Fargo   Wells Fargo      0     0.25
 149033359         0        0   FIX     11/30/2005   Wells Fargo   Wells Fargo      0     0.25
   4298582         0        0   FIX      12/2/2005   NatCity       NatCity          0     0.25
   4393788         0        0   FIX     11/14/2005   NatCity       NatCity          0     0.25
   4397498         0        0   FIX     11/21/2005   NatCity       NatCity          0     0.25
   4401297         0        0   FIX     11/23/2005   NatCity       NatCity          0     0.25
   4408394         0        0   FIX     11/17/2005   NatCity       NatCity          0     0.25
   4409031         0        0   FIX     11/30/2005   NatCity       NatCity          0     0.25
   4412012         0        0   FIX     11/28/2005   NatCity       NatCity          0     0.25
   4415471         0        0   FIX     11/18/2005   NatCity       NatCity          0     0.25
   4416123         0        0   FIX     11/18/2005   NatCity       NatCity          0     0.25
   4417949         0        0   FIX     11/17/2005   NatCity       NatCity          0     0.25
   4419992         0        0   FIX     11/28/2005   NatCity       NatCity          0     0.25
   4420317         0        0   FIX     11/18/2005   NatCity       NatCity          0     0.25
   4420318         0        0   FIX     11/29/2005   NatCity       NatCity          0     0.25
   4421768         0        0   FIX     11/16/2005   NatCity       NatCity          0     0.25
   4422148         0        0   FIX     11/22/2005   NatCity       NatCity          0     0.25
   4428367         0        0   FIX     11/22/2005   NatCity       NatCity          0     0.25
   4430674         0        0   FIX     11/23/2005   NatCity       NatCity          0     0.25
   4431315         0        0   FIX      12/2/2005   NatCity       NatCity          0     0.25
   4432100         0        0   FIX      12/9/2005   NatCity       NatCity          0     0.25
   4433187         0        0   FIX     11/17/2005   NatCity       NatCity          0     0.25
   4439120         0        0   FIX      12/5/2005   NatCity       NatCity          0     0.25
   4440113         0        0   FIX     11/22/2005   NatCity       NatCity          0     0.25
   4442099         0        0   FIX     11/28/2005   NatCity       NatCity          0     0.25
   4444598         0        0   FIX      12/5/2005   NatCity       NatCity          0     0.25
   4446269         0        0   FIX      12/2/2005   NatCity       NatCity          0     0.25
   4447724         0        0   FIX     11/23/2005   NatCity       NatCity          0     0.25
   4448222         0        0   FIX      12/5/2005   NatCity       NatCity          0     0.25
   4448416         0        0   FIX      12/7/2005   NatCity       NatCity          0     0.25
   4449257         0        0   FIX     11/28/2005   NatCity       NatCity          0     0.25
   4450436         0        0   FIX      12/1/2005   NatCity       NatCity          0     0.25
   4451053         0        0   FIX     11/18/2005   NatCity       NatCity          0     0.25
   4463992         0        0   FIX     12/12/2005   NatCity       NatCity          0     0.25

                                      D-2-1

                                   EXHIBIT D-3

                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

 LOANID      GROUP   OCC         PROPTYPE      OTERM   CORTERM   OLTV   RATE     FPDATE      NDDATE     S_MATDATE   PANDI

  44282523       3   Primary     SFR             360       355   63.98    5.75   11/1/2005   4/1/2006   10/1/2035   4,312.50
  45949542       3   Secondary   SFR             360       355      70   5.875   11/1/2005   3/1/2006   10/1/2035   3,255.73
  47753314       3   Primary     SFR             360       355   74.25       6   11/1/2005   3/1/2006   10/1/2035   2,162.50
  48779474       3   Primary     SFR             360       355      80       6   11/1/2005   3/1/2006   10/1/2035   2,428.00
  57200131       3   Primary     SFR             360       355   75.69   5.875   11/1/2005   4/1/2006   10/1/2035   2,445.15
  57314676       3   Secondary   SFR             360       355      70    5.75   11/1/2005   4/1/2006   10/1/2035   6,490.82
  57943516       3   Secondary   SFR             360       355      75       6   11/1/2005   3/1/2006   10/1/2035   2,531.25
  58049156       3   Primary     SFR             360       355   66.67       6   11/1/2005   3/1/2006   10/1/2035   4,000.00
  58065426       3   Primary     SFR             360       355    67.6   5.875   11/1/2005   3/1/2006   10/1/2035   2,398.96
  58081654       3   Primary     SFR             360       355      70    5.75   11/1/2005   4/1/2006   10/1/2035   3,354.17
  58126954       3   Primary     SFR             360       355      80   5.875   11/1/2005   3/1/2006   10/1/2035   2,855.25
  58249475       3   Primary     SFR             360       355   64.29   5.875   11/1/2005   3/1/2006   10/1/2035   2,203.12
  58334459       3   Primary     SFR             360       355   79.18   5.875   11/1/2005   3/1/2006   10/1/2035   3,101.27
  58729849       3   Primary     SFR             360       357      80       6    1/1/2006   3/1/2006   12/1/2035   3,400.00
  59847798       3   Primary     SFR             360       356   66.67       6   12/1/2005   3/1/2006   11/1/2035   5,000.00
 147808521       3   Primary     SFR             360       357   68.46   5.875    1/1/2006   4/1/2006   12/1/2035   2,060.66
 147993752       3   Secondary   Condominium     360       356      80   6.125   12/1/2005   3/1/2006   11/1/2035   2,511.47
 148329014       3   Primary     Condominium     360       357   79.68    5.75    1/1/2006   3/1/2006   12/1/2035   2,181.72
 148766223       3   Primary     SFR             360       357   66.27       6    1/1/2006   3/1/2006   12/1/2035   2,750.00
  30291934       3   Primary     SFR             360       356      50   6.125   12/1/2005   3/1/2006   11/1/2035   5,104.17
  34627646       3   Primary     SFR             360       357      80       6    1/1/2006   3/1/2006   12/1/2035   2,880.00
  35054055       3   Primary     SFR             360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035   4,961.25
 143644938       3   Primary     SFR             360       356   61.73   6.125   12/1/2005   3/1/2006   11/1/2035   5,104.17
 143645547       3   Primary     SFR             360       356      80   6.125   12/1/2005   3/1/2006   11/1/2035   3,450.42
 143647873       3   Primary     SFR             360       356   45.23   5.875   12/1/2005   4/1/2006   11/1/2035   2,202.15
 143826998       3   Primary     Condominium     360       357   39.17   6.125    1/1/2006   3/1/2006   12/1/2035   3,098.99
 143828861       3   Primary     SFR             360       357   46.41   6.125    1/1/2006   3/1/2006   12/1/2035   2,705.21
 143837730       3   Primary     SFR             360       356   56.84   6.125   12/1/2005   3/1/2006   11/1/2035   3,583.13
 143960615       3   Primary     PUD             360       357   62.35    5.75    1/1/2006   3/1/2006   12/1/2035   3,435.63
 144016953       3   Primary     SFR             360       356   29.36     5.5   12/1/2005   3/1/2006   11/1/2035   2,960.83
 144021318       3   Primary     SFR             360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035   2,266.25
 144047727       3   Primary     SFR             360       357   69.48   6.125    1/1/2006   3/1/2006   12/1/2035   2,305.04
 144047834       3   Primary     SFR             360       356      80   5.875   12/1/2005   3/1/2006   11/1/2035   2,859.17
 144053337       3   Primary     SFR             360       357   75.58   6.125    1/1/2006   4/1/2006   12/1/2035   3,317.71
 144176013       3   Primary     SFR             360       356      80   5.875   12/1/2005   3/1/2006   11/1/2035   2,075.83
 144178167       3   Primary     SFR             360       357    61.5       6    1/1/2006   3/1/2006   12/1/2035   2,260.00
 144184173       3   Primary     SFR             360       357   55.18   6.125    1/1/2006   3/1/2006   12/1/2035   2,746.04
 144188844       3   Primary     PUD             360       357   79.07   6.125    1/1/2006   4/1/2006   12/1/2035   3,026.77
 144189180       3   Primary     SFR             360       357   52.28   5.875    1/1/2006   4/1/2006   12/1/2035   2,080.73
 144195286       3   Primary     SFR             360       357   68.13   6.125    1/1/2006   3/1/2006   12/1/2035   2,608.23
 202434544       3   Primary     SFR             360       356      75   6.125   12/1/2005   3/1/2006   11/1/2035   2,985.61
 202518122       3   Primary     SFR             360       357   78.63   5.125    1/1/2006   3/1/2006   12/1/2035   2,199.48
 202530234       3   Primary     SFR             360       357      75   5.875    1/1/2006   3/1/2006   12/1/2035   3,671.87
 202532941       3   Primary     SFR             360       356   79.59    5.75   12/1/2005   3/1/2006   11/1/2035   2,635.42
 202537833       3   Primary     SFR             360       357   67.18   5.875    1/1/2006   3/1/2006   12/1/2035   3,182.29
 202549739       3   Primary     PUD             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035   3,760.00
 202573887       3   Primary     SFR             360       356   51.74   5.875   12/1/2005   3/1/2006   11/1/2035   4,724.48
 202577144       3   Primary     SFR             360       356   33.18   6.125   12/1/2005   3/1/2006   11/1/2035   3,726.04
 202578548       3   Primary     Condominium     360       356   71.01   6.125   12/1/2005   3/1/2006   11/1/2035   2,627.63
 202578670       3   Primary     PUD             360       357   58.51   5.875    1/1/2006   5/1/2006   12/1/2035   2,692.71
 202579793       3   Primary     SFR             360       356   79.48   5.875   12/1/2005   3/1/2006   11/1/2035   3,396.97
 202595047       3   Primary     SFR             360       357   66.94   6.125    1/1/2006   3/1/2006   12/1/2035   3,720.94
 202598199       3   Secondary   SFR             360       356    58.9   6.125   12/1/2005   3/1/2006   11/1/2035   2,179.48
 202598975       3   Primary     SFR             360       357    51.5   5.875    1/1/2006   3/1/2006   12/1/2035   2,937.50
 202611349       3   Primary     SFR             360       357   79.42   6.125    1/1/2006   3/1/2006   12/1/2035   4,328.33
 202611661       3   Primary     PUD             360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035   2,552.08
 202625323       3   Primary     SFR             360       356   55.82   5.875   12/1/2005   3/1/2006   11/1/2035   2,604.58
 202626990       3   Primary     SFR             360       357      70   6.125    1/1/2006   3/1/2006   12/1/2035   3,054.84
 202637088       3   Primary     SFR             360       357   64.29   5.875    1/1/2006   3/1/2006   12/1/2035   2,203.12
 202643649       3   Primary     SFR             360       356    66.5    5.75   12/1/2005   3/1/2006   11/1/2035   2,979.46
 202715785       3   Primary     PUD             360       357   66.67   5.875    1/1/2006   3/1/2006   12/1/2035   3,182.29
 202717856       3   Primary     SFR             360       357   79.81   6.125    1/1/2006   4/1/2006   12/1/2035   2,403.04
   4215673       3   Primary     Condominium     360       357      80       6    1/1/2006   3/1/2006   12/1/2035   2,554.75
   4256170       3   Primary     SFR             360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035   2,617.42
   4256171       3   Primary     SFR             360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035   3,082.92
   4256781       3   Primary     SFR             360       357      80    5.75    1/1/2006   3/1/2006   12/1/2035   2,449.50
   4328764       3   Primary     PUD             360       357    79.3   6.125    1/1/2006   3/1/2006   12/1/2035   2,894.06
   4360795       3   Primary     PUD             360       357   61.83    5.75    1/1/2006   3/1/2006   12/1/2035   3,681.68
   4394990       3   Primary     SFR             360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035   2,490.83
   4410869       3   Primary     SFR             360       357   74.58       6    1/1/2006   3/1/2006   12/1/2035   2,200.00
   4415932       3   Primary     SFR             360       357   77.84    5.75    1/1/2006   3/1/2006   12/1/2035   3,114.58
   4417027       3   Primary     SFR             360       357   79.68       6    1/1/2006   3/1/2006   12/1/2035   3,000.00
   4420242       3   Primary     SFR             360       357   47.62       6    1/1/2006   4/1/2006   12/1/2035   3,000.00
   4427564       3   Primary     PUD             360       357   68.02       6    1/1/2006   3/1/2006   12/1/2035   3,265.00

 LOANID      PTDATE      OBAL          COBAL          PURPOSE    DOC                       OAPPVAL        FRTRDATE     CEILING

  44282523   3/1/2006     900,000.00     899,784.37   Purchase   Full                      1,600,000.00   00/00/0000         0
  45949542   2/1/2006     665,000.00     665,000.00   R/T Refi   Full                        950,000.00   00/00/0000         0
  47753314   2/1/2006     432,500.00     432,500.00   Purchase   Full                        614,000.00   00/00/0000         0
  48779474   2/1/2006     485,600.00     485,358.83   R/T Refi   Asset Only                  607,000.00   00/00/0000         0
  57200131   3/1/2006     499,550.00     499,000.00   Purchase   Asset Only                  660,000.00   00/00/0000         0
  57314676   3/1/2006   1,354,605.00   1,354,605.00   Purchase   Full                      2,100,000.00   00/00/0000         0
  57943516   2/1/2006     506,250.00     506,250.00   C/O Refi   Asset Only                  675,000.00   00/00/0000         0
  58049156   2/1/2006     800,000.00     800,000.00   R/T Refi   Asset Only                1,200,000.00   00/00/0000         0
  58065426   2/1/2006     490,000.00     490,000.00   Purchase   Asset Only                  725,000.00   00/00/0000         0
  58081654   3/1/2006     700,000.00     696,711.63   Purchase   Asset Only                1,050,000.00   00/00/0000         0
  58126954   2/1/2006     583,200.00     583,200.00   Purchase   Full                        731,000.00   00/00/0000         0
  58249475   2/1/2006     450,000.00     437,999.98   Purchase   Asset Only                  700,000.00   00/00/0000         0
  58334459   2/1/2006     633,450.00     633,450.00   R/T Refi   Full                        800,000.00   00/00/0000         0
  58729849   2/1/2006     680,000.00     680,000.00   Purchase   Full                        850,000.00   00/00/0000         0
  59847798   2/1/2006     999,999.00     999,999.00   Purchase   Full                      1,500,000.00   00/00/0000         0
 147808521   3/1/2006     421,000.00     420,800.00   R/T Refi   Full                        615,000.00   00/00/0000         0
 147993752   2/1/2006     492,044.00     492,044.00   Purchase   Asset Only                  625,000.00   00/00/0000         0
 148329014   2/1/2006     455,315.00     454,469.76   Purchase   AUS                         571,463.00   00/00/0000         0
 148766223   2/1/2006     550,000.00     550,000.00   C/O Refi   Asset Only                  830,000.00   00/00/0000         0
  30291934   2/1/2006   1,000,000.00   1,000,000.00   R/T Refi   FAD(Full or Alt or AUS)   2,000,000.00   00/00/0000         0
  34627646   2/1/2006     576,000.00     576,000.00   Purchase   FAD(Full or Alt or AUS)     745,000.00   00/00/0000         0
  35054055   2/1/2006     972,000.00     972,000.00   Purchase   FAD(Full or Alt or AUS)   1,215,000.00   00/00/0000         0
 143644938   2/1/2006   1,000,000.00     996,198.66   Purchase   FAD(Full or Alt or AUS)   1,620,000.00   00/00/0000         0
 143645547   2/1/2006     676,000.00     674,020.19   C/O Refi   FAD(Full or Alt or AUS)     845,000.00   00/00/0000         0
 143647873   3/1/2006     450,000.00     449,100.00   R/T Refi   FAD(Full or Alt or AUS)     995,000.00   00/00/0000         0
 143826998   2/1/2006     607,150.00     607,150.00   C/O Refi   NIV                       1,550,000.00   00/00/0000         0
 143828861   2/1/2006     530,000.00     530,000.00   C/O Refi   NIV                       1,142,000.00   00/00/0000         0
 143837730   2/1/2006     702,000.00     702,000.00   R/T Refi   FAD(Full or Alt or AUS)   1,235,000.00   00/00/0000         0
 143960615   2/1/2006     717,000.00     716,852.92   C/O Refi   FAD(Full or Alt or AUS)   1,150,000.00   00/00/0000         0
 144016953   2/1/2006     646,000.00     646,000.00   R/T Refi   FAD(Full or Alt or AUS)   2,200,000.00   00/00/0000         0
 144021318   2/1/2006     444,000.00     443,900.00   Purchase   FAD(Full or Alt or AUS)     558,000.00   00/00/0000         0
 144047727   2/1/2006     451,600.00     451,600.00   C/O Refi   NIV                         650,000.00   00/00/0000         0
 144047834   2/1/2006     584,000.00     584,000.00   C/O Refi   FAD(Full or Alt or AUS)     730,000.00   00/00/0000         0
 144053337   3/1/2006     650,000.00     650,000.00   Purchase   FAD(Full or Alt or AUS)     860,000.00   00/00/0000         0
 144176013   2/1/2006     424,000.00     423,500.00   R/T Refi   FAD(Full or Alt or AUS)     530,000.00   00/00/0000         0
 144178167   2/1/2006     452,000.00     452,000.00   C/O Refi   FAD(Full or Alt or AUS)     735,000.00   00/00/0000         0
 144184173   2/1/2006     538,000.00     538,000.00   R/T Refi   FAD(Full or Alt or AUS)     975,000.00   00/00/0000         0
 144188844   3/1/2006     593,000.00     593,000.00   R/T Refi   FAD(Full or Alt or AUS)     750,000.00   00/00/0000         0
 144189180   3/1/2006     425,000.00     417,304.32   R/T Refi   FAD(Full or Alt or AUS)     813,000.00   00/00/0000         0
 144195286   2/1/2006     511,000.00     511,000.00   C/O Refi   FAD(Full or Alt or AUS)     750,000.00   00/00/0000         0
 202434544   2/1/2006     585,000.00     584,806.83   C/O Refi   NIV                         780,000.00   00/00/0000         0
 202518122   2/1/2006     515,000.00     513,495.73   C/O Refi   FAD(Full or Alt or AUS)     655,000.00   00/00/0000         0
 202530234   2/1/2006     750,000.00     750,000.00   C/O Refi   FAD(Full or Alt or AUS)   1,000,000.00   00/00/0000         0
 202532941   2/1/2006     550,000.00     550,000.00   Purchase   FAD(Full or Alt or AUS)     691,000.00   00/00/0000         0
 202537833   2/1/2006     650,000.00     650,000.00   Purchase   FAD(Full or Alt or AUS)     970,000.00   00/00/0000         0
 202549739   2/1/2006     768,000.00     768,000.00   Purchase   FAD(Full or Alt or AUS)   1,050,000.00   00/00/0000         0
 202573887   2/1/2006     965,000.00     965,000.00   Purchase   NIV                       1,865,000.00   00/00/0000         0
 202577144   2/1/2006     730,000.00     730,000.00   R/T Refi   NIV                       2,200,000.00   00/00/0000         0
 202578548   2/1/2006     514,800.00     514,800.00   R/T Refi   NIV                         725,000.00   00/00/0000         0
 202578670   4/1/2006     550,000.00     550,000.00   R/T Refi   FAD(Full or Alt or AUS)     940,000.00   00/00/0000         0
 202579793   2/1/2006     693,850.00     691,859.30   R/T Refi   FAD(Full or Alt or AUS)     873,000.00   00/00/0000         0
 202595047   2/1/2006     729,000.00     729,000.00   Purchase   FAD(Full or Alt or AUS)   1,089,000.00   00/00/0000         0
 202598199   2/1/2006     427,000.00     426,891.03   R/T Refi   FAD(Full or Alt or AUS)     725,000.00   00/00/0000         0
 202598975   2/1/2006     600,000.00     600,000.00   C/O Refi   FAD(Full or Alt or AUS)   1,165,000.00   00/00/0000         0
 202611349   2/1/2006     848,000.00     847,567.22   Purchase   PS+(PS + W-2 or 1040)     1,145,000.00   00/00/0000         0
 202611661   2/1/2006     500,000.00     500,000.00   R/T Refi   FAD(Full or Alt or AUS)     625,000.00   00/00/0000         0
 202625323   2/1/2006     532,000.00     532,000.00   C/O Refi   FAD(Full or Alt or AUS)     953,000.00   00/00/0000         0
 202626990   2/1/2006     598,500.00     598,209.68   Purchase   FAD(Full or Alt or AUS)     855,000.00   00/00/0000         0
 202637088   2/1/2006     450,000.00     450,000.00   C/O Refi   FAD(Full or Alt or AUS)     700,000.00   00/00/0000         0
 202643649   2/1/2006     621,800.00     616,647.16   R/T Refi   FAD(Full or Alt or AUS)     935,000.00   00/00/0000         0
 202715785   2/1/2006     650,000.00     649,964.49   Purchase   FAD(Full or Alt or AUS)     977,000.00   00/00/0000         0
 202717856   3/1/2006     470,800.00     470,800.00   Purchase   FAD(Full or Alt or AUS)     600,000.00   00/00/0000         0
   4215673   2/1/2006     510,950.00     510,887.50   Purchase   Stated/Voa                  640,000.00   00/00/0000         0
   4256170   2/1/2006     512,800.00     512,400.00   Purchase   Full/Alt                    670,000.00   00/00/0000         0
   4256171   2/1/2006     604,000.00     604,000.00   Purchase   Full/Alt                    770,000.00   00/00/0000         0
   4256781   2/1/2006     511,200.00     510,871.45   Purchase   Full/Alt                    640,000.00   00/00/0000         0
   4328764   2/1/2006     567,000.00     567,000.00   C/O Refi   Full/Alt                    715,000.00   00/00/0000         0
   4360795   2/1/2006     768,350.00     768,274.18   Purchase   Full/Alt                  1,245,000.00   00/00/0000         0
   4394990   2/1/2006     488,000.00     487,990.71   Purchase   Full/Alt                    615,000.00   00/00/0000         0
   4410869   2/1/2006     440,000.00     440,000.00   Purchase   Full/Alt                    604,000.00   00/00/0000         0
   4415932   2/1/2006     650,000.00     650,000.00   Purchase   Full/Alt                    835,000.00   00/00/0000         0
   4417027   2/1/2006     600,000.00     600,000.00   R/T Refi   Full/Alt                    753,000.00   00/00/0000         0
   4420242   3/1/2006     600,000.00     600,000.00   Purchase   Full/Alt                  1,300,000.00   00/00/0000         0
   4427564   2/1/2006     653,000.00     653,000.00   Purchase   Full/Alt                    960,000.00   00/00/0000         0

 LOANID      FLOOR   CAPINT   MARGIN   INDEX   ODATE        ORIGINATOR    SERVICER       LPMI   SVCFEE

  44282523       0        0        0   FIX      9/23/2005   Wells Fargo   Wells Fargo       0     0.25
  45949542       0        0        0   FIX      9/19/2005   Wells Fargo   Wells Fargo       0     0.25
  47753314       0        0        0   FIX      9/26/2005   Wells Fargo   Wells Fargo       0     0.25
  48779474       0        0        0   FIX       9/2/2005   Wells Fargo   Wells Fargo       0     0.25
  57200131       0        0        0   FIX      9/13/2005   Wells Fargo   Wells Fargo       0     0.25
  57314676       0        0        0   FIX      9/26/2005   Wells Fargo   Wells Fargo       0     0.25
  57943516       0        0        0   FIX      9/15/2005   Wells Fargo   Wells Fargo       0     0.25
  58049156       0        0        0   FIX       9/9/2005   Wells Fargo   Wells Fargo       0     0.25
  58065426       0        0        0   FIX      9/23/2005   Wells Fargo   Wells Fargo       0     0.25
  58081654       0        0        0   FIX      9/12/2005   Wells Fargo   Wells Fargo       0     0.25
  58126954       0        0        0   FIX      9/22/2005   Wells Fargo   Wells Fargo       0     0.25
  58249475       0        0        0   FIX      9/29/2005   Wells Fargo   Wells Fargo       0     0.25
  58334459       0        0        0   FIX      9/19/2005   Wells Fargo   Wells Fargo       0     0.25
  58729849       0        0        0   FIX     11/17/2005   Wells Fargo   Wells Fargo       0     0.25
  59847798       0        0        0   FIX     10/11/2005   Wells Fargo   Wells Fargo       0     0.25
 147808521       0        0        0   FIX     11/22/2005   Wells Fargo   Wells Fargo       0     0.25
 147993752       0        0        0   FIX     10/28/2005   Wells Fargo   Wells Fargo       0     0.25
 148329014       0        0        0   FIX     11/10/2005   Wells Fargo   Wells Fargo       0     0.25
 148766223       0        0        0   FIX     11/30/2005   Wells Fargo   Wells Fargo       0     0.25
  30291934       0        0        0   FIX      11/8/2005   SunTrust      SunTrust          0     0.25
  34627646       0        0        0   FIX     11/10/2005   SunTrust      SunTrust          0     0.25
  35054055       0        0        0   FIX     11/17/2005   SunTrust      SunTrust          0     0.25
 143644938       0        0        0   FIX      11/2/2005   SunTrust      SunTrust          0     0.25
 143645547       0        0        0   FIX      11/4/2005   SunTrust      SunTrust          0     0.25
 143647873       0        0        0   FIX      11/4/2005   SunTrust      SunTrust          0     0.25
 143826998       0        0        0   FIX     11/21/2005   SunTrust      SunTrust          0     0.25
 143828861       0        0        0   FIX     11/21/2005   SunTrust      SunTrust          0     0.25
 143837730       0        0        0   FIX      11/3/2005   SunTrust      SunTrust          0     0.25
 143960615       0        0        0   FIX     11/16/2005   SunTrust      SunTrust          0     0.25
 144016953       0        0        0   FIX      11/4/2005   SunTrust      SunTrust          0     0.25
 144021318       0        0        0   FIX     11/14/2005   SunTrust      SunTrust          0     0.25
 144047727       0        0        0   FIX     11/14/2005   SunTrust      SunTrust          0     0.25
 144047834       0        0        0   FIX      11/4/2005   SunTrust      SunTrust          0     0.25
 144053337       0        0        0   FIX     11/15/2005   SunTrust      SunTrust          0     0.25
 144176013       0        0        0   FIX      11/7/2005   SunTrust      SunTrust          0     0.25
 144178167       0        0        0   FIX      11/9/2005   SunTrust      SunTrust          0     0.25
 144184173       0        0        0   FIX     11/16/2005   SunTrust      SunTrust          0     0.25
 144188844       0        0        0   FIX      11/4/2005   SunTrust      SunTrust          0     0.25
 144189180       0        0        0   FIX     11/21/2005   SunTrust      SunTrust          0     0.25
 144195286       0        0        0   FIX     11/18/2005   SunTrust      SunTrust          0     0.25
 202434544       0        0        0   FIX      11/7/2005   SunTrust      SunTrust          0     0.25
 202518122       0        0        0   FIX      11/4/2005   SunTrust      SunTrust          0     0.25
 202530234       0        0        0   FIX     11/18/2005   SunTrust      SunTrust          0     0.25
 202532941       0        0        0   FIX      11/3/2005   SunTrust      SunTrust          0     0.25
 202537833       0        0        0   FIX      11/2/2005   SunTrust      SunTrust          0     0.25
 202549739       0        0        0   FIX     11/21/2005   SunTrust      SunTrust          0     0.25
 202573887       0        0        0   FIX      11/2/2005   SunTrust      SunTrust          0     0.25
 202577144       0        0        0   FIX      11/7/2005   SunTrust      SunTrust          0     0.25
 202578548       0        0        0   FIX      11/3/2005   SunTrust      SunTrust          0     0.25
 202578670       0        0        0   FIX      11/8/2005   SunTrust      SunTrust          0     0.25
 202579793       0        0        0   FIX      11/2/2005   SunTrust      SunTrust          0     0.25
 202595047       0        0        0   FIX      11/8/2005   SunTrust      SunTrust          0     0.25
 202598199       0        0        0   FIX      11/1/2005   SunTrust      SunTrust          0     0.25
 202598975       0        0        0   FIX      11/8/2005   SunTrust      SunTrust          0     0.25
 202611349       0        0        0   FIX      11/9/2005   SunTrust      SunTrust          0     0.25
 202611661       0        0        0   FIX     11/16/2005   SunTrust      SunTrust          0     0.25
 202625323       0        0        0   FIX      11/2/2005   SunTrust      SunTrust          0     0.25
 202626990       0        0        0   FIX      11/9/2005   SunTrust      SunTrust          0     0.25
 202637088       0        0        0   FIX     11/16/2005   SunTrust      SunTrust          0     0.25
 202643649       0        0        0   FIX      11/7/2005   SunTrust      SunTrust          0     0.25
 202715785       0        0        0   FIX     11/23/2005   SunTrust      SunTrust          0     0.25
 202717856       0        0        0   FIX     11/21/2005   SunTrust      SunTrust          0     0.25
   4215673       0        0        0   FIX     11/14/2005   NatCity       NatCity           0     0.25
   4256170       0        0        0   FIX     11/28/2005   NatCity       NatCity           0     0.25
   4256171       0        0        0   FIX     11/22/2005   NatCity       NatCity           0     0.25
   4256781       0        0        0   FIX     11/22/2005   NatCity       NatCity           0     0.25
   4328764       0        0        0   FIX     11/18/2005   NatCity       NatCity           0     0.25
   4360795       0        0        0   FIX      12/1/2005   NatCity       NatCity           0     0.25
   4394990       0        0        0   FIX     11/28/2005   NatCity       NatCity           0     0.25
   4410869       0        0        0   FIX      12/2/2005   NatCity       NatCity           0     0.25
   4415932       0        0        0   FIX     11/28/2005   NatCity       NatCity           0     0.25
   4417027       0        0        0   FIX     11/10/2005   NatCity       NatCity           0     0.25
   4420242       0        0        0   FIX     11/25/2005   NatCity       NatCity           0     0.25
   4427564       0        0        0   FIX     11/22/2005   NatCity       NatCity           0     0.25

                                      D-3-1

                                   EXHIBIT D-4

                       LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

LOANID       GROUP   OCC         PROPTYPE      OTERM   CORTERM   OLTV    RATE     FPDATE     NDDATE     S_MATDATE    PANDI

6952385810       4   Primary     SFR             360       346   77.37   5.875    2/1/2005   3/1/2006    1/1/2035    3,135.16
  58504135       4   Primary     SFR             360       355      80   5.875   11/1/2005   3/1/2006   10/1/2035    3,184.25
  58770991       4   Primary     SFR             360       355   74.08   6.125   11/1/2005   4/1/2006   10/1/2035    2,684.79
  58808395       4   Primary     SFR             360       355    57.4   6.125   11/1/2005   3/1/2006   10/1/2035    2,682.24
  59017962       4   Primary     SFR             360       355   63.46       6   11/1/2005   3/1/2006   10/1/2035    3,300.00
  59065607       4   Primary     SFR             360       355      75   6.375   11/1/2005   3/1/2006   10/1/2035    3,287.11
  59213355       4   Primary     SFR             360       355   64.42   5.625   11/1/2005   3/1/2006   10/1/2035    2,460.94
  59228098       4   Primary     SFR             360       355      18   5.875   11/1/2005   3/1/2006   10/1/2035    4,406.25
  59341396       4   Secondary   SFR             360       355      80       6   11/1/2005   3/1/2006   10/1/2035    3,200.00
  59432765       4   Primary     SFR             360       355   56.57   5.875   11/1/2005   3/1/2006   10/1/2035    2,570.31
  59457713       4   Primary     SFR             360       355    71.3   5.875   11/1/2005   3/1/2006   10/1/2035    3,490.73
  59472233       4   Primary     SFR             360       355      80   5.875   11/1/2005   3/1/2006   10/1/2035    2,545.83
  59509232       4   Secondary   Condominium     360       355      80   5.875   11/1/2005   3/1/2006   10/1/2035    2,643.75
  59527788       4   Primary     SFR             360       355      80       6   11/1/2005   3/1/2006   10/1/2035    2,199.60
  59633586       4   Secondary   Condominium     360       355      80   5.875   11/1/2005   3/1/2006   10/1/2035    2,820.00
  59740852       4   Primary     SFR             360       355    73.1     5.5   11/1/2005   3/1/2006   10/1/2035    2,291.67
  59771782       4   Primary     SFR             360       355      80   5.875   11/1/2005   3/1/2006   10/1/2035    6,854.17
 145320867       4   Primary     SFR             360       355      80   5.875   11/1/2005   3/1/2006   10/1/2035    2,604.58
 145629168       4   Primary     SFR             360       354   61.11       6   10/1/2005   3/1/2006    9/1/2035    2,750.00
 146454392       4   Primary     SFR             360       354   66.04       6   10/1/2005   3/1/2006    9/1/2035    2,790.00
  59829697       4   Primary     SFR             360       356   54.32   5.875   12/1/2005   3/1/2006   11/1/2035    1,153.50
  60553666       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    1,115.79
 143702124       4   Primary     Cooperative     360       352      75   5.625    8/1/2005   3/1/2006    7/1/2035    2,396.17
 145009296       4   Primary     SFR             240       232   77.91   5.625    8/1/2005   3/1/2006    7/1/2025    4,656.28
 145879128       4   Primary     SFR             360       356   67.06   5.625   12/1/2005   3/1/2006   11/1/2035    6,291.93
 146327952       4   Primary     SFR             360       357   35.29   5.625    1/1/2006   4/1/2006   12/1/2035    2,590.46
 146779376       4   Primary     SFR             360       355   42.45     5.5   11/1/2005   3/1/2006   10/1/2035    2,555.06
 146823844       4   Primary     SFR             360       355      80    5.75   11/1/2005   3/1/2006   10/1/2035    2,404.33
 147027759       4   Primary     SFR             360       355   28.57   5.875   11/1/2005   3/1/2006   10/1/2035    5,915.38
 147086656       4   Primary     SFR             360       355   67.49   5.625   11/1/2005   4/1/2006   10/1/2035    2,360.20
 147124002       4   Primary     SFR             360       355   46.86   5.875   11/1/2005   3/1/2006   10/1/2035    2,472.63
 147283857       4   Primary     SFR             360       356   74.69   5.625   12/1/2005   3/1/2006   11/1/2035    2,364.92
 147295927       4   Primary     SFR             360       356   73.21    5.75   12/1/2005   3/1/2006   11/1/2035    2,392.60
 147331573       4   Primary     SFR             360       356    53.9   5.625   12/1/2005   4/1/2006   11/1/2035    2,388.98
 147392484       4   Primary     SFR             360       355   74.99    5.75   11/1/2005   3/1/2006   10/1/2035    2,406.66
 147405211       4   Primary     SFR             360       356   56.55   5.625   12/1/2005   3/1/2006   11/1/2035    2,360.20
 147409528       4   Secondary   SFR             360       355      44   5.875   11/1/2005   5/1/2006   10/1/2035    3,253.46
 147424642       4   Primary     SFR             360       354   40.77   5.875   10/1/2005   3/1/2006    9/1/2035    3,135.15
 147515233       4   Primary     SFR             360       356   31.77   5.625   12/1/2005   4/1/2006   11/1/2035    2,377.47
 147533327       4   Primary     SFR             360       356   47.32   5.875   12/1/2005   5/1/2006   11/1/2035    2,600.38
 147543789       4   Primary     SFR             360       356      65    5.75   12/1/2005   3/1/2006   11/1/2035    2,370.77
 147556294       4   Primary     SFR             360       356   45.92   5.625   12/1/2005   3/1/2006   11/1/2035    2,722.86
 147559587       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    2,365.06
 147584213       4   Primary     SFR             360       356   45.24   5.625   12/1/2005   3/1/2006   11/1/2035    2,734.37
 147591457       4   Primary     SFR             360       356   74.07     5.5   12/1/2005   4/1/2006   11/1/2035    2,384.72
 147594063       4   Primary     SFR             360       356   73.93   5.625   12/1/2005   3/1/2006   11/1/2035    2,383.22
 147654289       4   Primary     SFR             360       355   58.74     5.5   11/1/2005   3/1/2006   10/1/2035    2,334.75
 147834535       4   Primary     SFR             360       356      80   5.625   12/1/2005   3/1/2006   11/1/2035    2,371.71
 147846752       4   Primary     SFR             360       356   57.46    5.75   12/1/2005   3/1/2006   11/1/2035    2,380.98
 143998854       4   Primary     PUD             360       355   62.11   6.125   11/1/2005   3/1/2006   10/1/2035    6,076.11
 202515698       4   Primary     PUD             360       356      75   6.375   12/1/2005   3/1/2006   11/1/2035    3,738.54
 202607909       4   Primary     SFR             360       357      75   6.125    1/1/2006   3/1/2006   12/1/2035    3,417.81
   2741168       4   Primary     SFR             360       355   59.57   6.625   11/1/2005   3/1/2006   10/1/2035    8,390.84
   3035900       4   Primary     SFR             360       356   60.95    6.25   12/1/2005   4/1/2006   11/1/2035    1,970.30
   3655496       4   Primary     SFR             360       355      75       7   11/1/2005   3/1/2006   10/1/2035    1,491.95
   4344840       4   Primary     SFR             360       357      75   6.375    1/1/2006   3/1/2006   12/1/2035    1,895.01
   4362227       4   Primary     SFR             360       356   66.67   6.375   12/1/2005   3/1/2006   11/1/2035    1,310.13
   4373802       4   Primary     PUD             360       357   67.21     6.5    1/1/2006   3/1/2006   12/1/2035    2,591.48
   4381717       4   Primary     SFR             360       357   60.98   6.125    1/1/2006   3/1/2006   12/1/2035    6,076.11
   4411220       4   Primary     SFR             360       357   61.39     6.5    1/1/2006   3/1/2006   12/1/2035   14,550.21
   4421786       4   Primary     SFR             360       357   39.22   6.375    1/1/2006   3/1/2006   12/1/2035    6,238.70
 688643618       4   Primary     SFR             360       357      60    6.25    1/1/2006   3/1/2006   12/1/2035    9,235.76
 702919002       4   Primary     SFR             360       352      65   5.875    8/1/2005   3/1/2006    7/1/2035    7,689.99
 705539351       4   Primary     SFR             360       357   35.68   6.625    1/1/2006   3/1/2006   12/1/2035    6,396.71
 620061192       4   Primary     SFR             360       357   70.15     5.5    1/1/2006   3/1/2006   12/1/2035    2,668.61
 634153852       4   Primary     SFR             360       358   40.56   6.375    2/1/2006   4/1/2006    1/1/2036    6,326.04
 641840327       4   Primary     SFR             360       357      75   6.125    1/1/2006   3/1/2006   12/1/2035    3,709.46
 642183156       4   Primary     SFR             360       357      75    6.75    1/1/2006   3/1/2006   12/1/2035    3,323.73
 642205884       4   Secondary   Condominium     360       358   58.04   6.875    2/1/2006   3/1/2006    1/1/2036    4,270.04
3060540436       4   Primary     SFR             360       358   64.77     6.5    2/1/2006   3/1/2006    1/1/2036    9,006.97
3060566811       4   Investor    2-Family        360       357      80   6.875    1/1/2006   3/1/2006   12/1/2035    5,092.51
3060575432       4   Primary     SFR             360       358   79.96   6.375    2/1/2006   3/1/2006    1/1/2036    4,703.98
3060657693       4   Primary     SFR             360       358      56    6.25    2/1/2006   3/1/2006    1/1/2036    8,620.04
3060861675       4   Primary     SFR             360       358   63.82   6.375    2/1/2006   3/1/2006    1/1/2036    6,768.99
3061189175       4   Primary     SFR             360       358    41.3     6.5    2/1/2006   3/1/2006    1/1/2036    2,871.17
3072806007       4   Primary     SFR             360       356      75    6.25   12/1/2005   3/1/2006   11/1/2035    6,465.03
3060482571       4   Primary     SFR             360       359      70   6.375    3/1/2006   3/1/2006    2/1/2036    6,354.11
3060658857       4   Primary     SFR             360       358      65   5.875    2/1/2006   3/1/2006    1/1/2036   10,785.21
3061115949       4   Primary     SFR             360       359      70   6.125    3/1/2006   3/1/2006    2/1/2036    6,805.24
 683766844       4   Primary     SFR             360       355   62.39   6.125   11/1/2005   3/1/2006   10/1/2035    4,359.61
  46419396       4   Primary     SFR             360       357      75   6.375    1/1/2006   4/1/2006   12/1/2035    1,188.47
  48735831       4   Primary     SFR             360       356   78.54   5.875   12/1/2005   3/1/2006   11/1/2035    1,147.58
  53502969       4   Primary     SFR             360       356   59.05    5.75   12/1/2005   3/1/2006   11/1/2035    1,266.35
  55171193       4   Primary     SFR             360       357      80   6.375    1/1/2006   3/1/2006   12/1/2035    1,509.77
  58797028       4   Primary     SFR             360       357   72.56   6.125    1/1/2006   3/1/2006   12/1/2035    3,036.98
  58892563       4   Primary     SFR             360       355   55.39   5.875   11/1/2005   3/1/2006   10/1/2035    4,895.83
  59684787       4   Primary     SFR             360       358   68.02   6.125    2/1/2006   3/1/2006    1/1/2036    3,554.52
  59748889       4   Primary     SFR             360       357      70   5.875    1/1/2006   4/1/2006   12/1/2035    9,316.72
  59782755       4   Primary     SFR             360       358    59.7    5.75    2/1/2006   3/1/2006    1/1/2036    4,791.67
  59788604       4   Primary     SFR             360       356      80   6.375   12/1/2005   3/1/2006   11/1/2035    2,520.43
  59814012       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    2,917.92
  59862185       4   Primary     SFR             360       357   79.96       6    1/1/2006   3/1/2006   12/1/2035    3,562.00
  59926493       4   Primary     SFR             360       357   75.45   6.375    1/1/2006   3/1/2006   12/1/2035    1,553.44
  59939892       4   Primary     SFR             360       357      75   6.375    1/1/2006   3/1/2006   12/1/2035    4,819.39
  60002003       4   Primary     SFR             360       357      65   6.125    1/1/2006   4/1/2006   12/1/2035    5,639.07
  60217288       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    3,897.08
  60297389       4   Primary     SFR             360       357      80     6.5    1/1/2006   3/1/2006   12/1/2035      768.59
  60359288       4   Primary     SFR             360       357   53.55   6.375    1/1/2006   4/1/2006   12/1/2035      704.97
  60566478       4   Primary     SFR             360       357      75   6.125    1/1/2006   4/1/2006   12/1/2035    3,475.94
  60622453       4   Primary     SFR             360       357   50.53    6.25    1/1/2006   3/1/2006   12/1/2035    4,977.46
  60648334       4   Primary     SFR             360       357   49.27   6.875    1/1/2006   4/1/2006   12/1/2035      890.14
  60752276       4   Primary     SFR             360       357   73.64    6.25    1/1/2006   3/1/2006   12/1/2035    2,167.32
  60788239       4   Primary     SFR             360       357   61.22   6.375    1/1/2006   3/1/2006   12/1/2035    9,358.05
  60837333       4   Primary     SFR             360       357   45.93    6.25    1/1/2006   3/1/2006   12/1/2035    1,145.23
  60883907       4   Primary     SFR             360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035    2,776.67
  60911377       4   Primary     SFR             360       357      80    5.75    1/1/2006   3/1/2006   12/1/2035    2,274.13
  60932381       4   Primary     SFR             360       357      75   6.375    1/1/2006   3/1/2006   12/1/2035    2,390.63
  61033486       4   Primary     SFR             360       356      95    6.75   12/1/2005   3/1/2006   11/1/2035      887.28
  61074381       4   Primary     SFR             360       357      75   6.875    1/1/2006   3/1/2006   12/1/2035    3,128.62
  61428421       4   Primary     SFR             360       358      75    6.25    2/1/2006   3/1/2006    1/1/2036    7,850.39
  61532149       4   Secondary   SFR             360       358      75    6.75    2/1/2006   3/1/2006    1/1/2036    2,067.41
  61880118       4   Secondary   SFR             360       358      80    6.25    2/1/2006   4/1/2006    1/1/2036    3,694.30
 144599388       4   Secondary   Cooperative     360       357   45.45   6.375    1/1/2006   3/1/2006   12/1/2035    6,238.70
 144607728       4   Primary     2-Family        360       353      75   5.875    9/1/2005   3/1/2006    8/1/2035    2,307.00
 145047247       4   Primary     Cooperative     360       355   39.13       6   11/1/2005   3/1/2006   10/1/2035    2,250.00
 145533642       4   Primary     SFR             360       356   67.46   5.875   12/1/2005   4/1/2006   11/1/2035    3,711.31
 145785887       4   Primary     SFR             360       355   59.69    5.75   11/1/2005   4/1/2006   10/1/2035    3,396.08
 145842571       4   Primary     SFR             360       358   46.34   5.875    2/1/2006   3/1/2006    1/1/2036    2,809.81
 145988804       4   Primary     Cooperative     360       354      75    5.75   10/1/2005   3/1/2006    9/1/2035    3,567.09
 145998993       4   Primary     SFR             360       357    51.8   5.875    1/1/2006   3/1/2006   12/1/2035    3,867.71
 146039714       4   Secondary   SFR             360       355   40.98   5.875   11/1/2005   3/1/2006   10/1/2035    2,957.69
 146146592       4   Primary     SFR             360       356      64       6   12/1/2005   3/1/2006   11/1/2035    4,000.00
 146148754       4   Primary     SFR             360       357   59.84   5.875    1/1/2006   3/1/2006   12/1/2035    2,644.18
 146338744       4   Primary     Cooperative     360       357   59.26    6.25    1/1/2006   4/1/2006   12/1/2035    2,955.45
 146460498       4   Primary     SFR             360       357   54.87   5.875    1/1/2006   3/1/2006   12/1/2035    2,514.04
 146472931       4   Primary     Condominium     360       354   68.95   5.875   10/1/2005   3/1/2006    9/1/2035      815.74
 146477203       4   Primary     SFR             360       357   69.66   5.875    1/1/2006   3/1/2006   12/1/2035    3,811.54
 146491725       4   Primary     Cooperative     360       356      75    5.75   12/1/2005   3/1/2006   11/1/2035    7,418.68
 146493259       4   Primary     Cooperative     360       356   36.36   5.875   12/1/2005   3/1/2006   11/1/2035    3,549.23
 146627518       4   Primary     Condominium     360       357      50   5.875    1/1/2006   3/1/2006   12/1/2035    2,957.69
 146631072       4   Primary     SFR             360       356   79.92    6.25   12/1/2005   3/1/2006   11/1/2035    3,417.24
 146643689       4   Primary     SFR             360       355    57.8   5.875   11/1/2005   3/1/2006   10/1/2035    2,957.69
 146682653       4   Primary     SFR             360       355   63.78   6.125   11/1/2005   3/1/2006   10/1/2035    3,584.91
 146687371       4   Primary     SFR             360       358   51.62    5.75    2/1/2006   4/1/2006    1/1/2036    2,473.39
 146797667       4   Primary     SFR             360       355   79.96    6.25   11/1/2005   3/1/2006   10/1/2035    1,773.27
 146809165       4   Primary     SFR             360       356   48.15    5.75   12/1/2005   3/1/2006   11/1/2035    3,793.22
 146817937       4   Primary     Condominium     360       357      80       6    1/1/2006   4/1/2006   12/1/2035    2,580.00
 146926035       4   Primary     SFR             360       358   68.38    5.75    2/1/2006   3/1/2006    1/1/2036    5,835.73
 146990171       4   Primary     Cooperative     360       357      75   5.875    1/1/2006   4/1/2006   12/1/2035    2,504.43
 147089254       4   Primary     SFR             360       355      75   5.875   11/1/2005   3/1/2006   10/1/2035    3,071.42
 147108294       4   Primary     SFR             360       357      52    5.75    1/1/2006   3/1/2006   12/1/2035    2,488.99
 147140727       4   Primary     SFR             360       356   64.17   5.875   12/1/2005   3/1/2006   11/1/2035    3,549.23
 147194054       4   Primary     SFR             360       354      70   5.875   10/1/2005   3/1/2006    9/1/2035    4,448.96
 147206643       4   Primary     SFR             360       357   66.76   5.625    1/1/2006   3/1/2006   12/1/2035    2,878.29
 147218556       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    3,269.69
 147224224       4   Secondary   SFR             360       357   22.42    5.75    1/1/2006   4/1/2006   12/1/2035    2,812.83
 147241103       4   Primary     SFR             360       356   63.22   5.875   12/1/2005   3/1/2006   11/1/2035    3,253.46
 147241228       4   Primary     2-Family        360       356      74    5.75   12/1/2005   3/1/2006   11/1/2035    3,204.29
 147317564       4   Primary     SFR             360       356   59.52   5.875   12/1/2005   4/1/2006   11/1/2035    5,915.38
 147319982       4   Primary     SFR             360       356    72.5   5.875   12/1/2005   4/1/2006   11/1/2035    2,868.96
 147329239       4   Primary     SFR             360       356   51.84   5.875   12/1/2005   3/1/2006   11/1/2035    2,667.84
 147341044       4   Primary     SFR             360       357   39.77   5.875    1/1/2006   3/1/2006   12/1/2035    3,105.58
 147344915       4   Primary     SFR             360       356   64.52   5.875   12/1/2005   3/1/2006   11/1/2035    5,915.38
 147348148       4   Primary     SFR             360       356   32.97   5.875   12/1/2005   3/1/2006   11/1/2035    3,608.39
 147357099       4   Primary     SFR             360       355   54.12     5.5   11/1/2005   4/1/2006   10/1/2035    2,611.83
 147365662       4   Primary     SFR             360       356   31.27   5.875   12/1/2005   3/1/2006   11/1/2035    5,087.23
 147368567       4   Primary     SFR             360       357   69.44    5.75    1/1/2006   4/1/2006   12/1/2035    2,917.87
 147377428       4   Primary     SFR             360       356   69.63   6.125   12/1/2005   3/1/2006   11/1/2035    2,686.52
 147380323       4   Primary     SFR             360       357   53.89    5.75    1/1/2006   3/1/2006   12/1/2035    2,626.08
 147383517       4   Primary     Cooperative     360       357   72.01   5.875    1/1/2006   3/1/2006   12/1/2035    2,854.17
 147406441       4   Primary     SFR             360       353   70.62    5.75    9/1/2005   4/1/2006    8/1/2035    5,835.73
 147420046       4   Primary     SFR             360       356   53.37   5.625   12/1/2005   3/1/2006   11/1/2035    2,734.37
 147433858       4   Primary     SFR             360       356   78.42   5.875   12/1/2005   3/1/2006   11/1/2035    2,787.92
 147436844       4   Primary     SFR             360       357    54.1    5.75    1/1/2006   3/1/2006   12/1/2035    2,875.00
 147439087       4   Primary     Condominium     360       356      80   5.625   12/1/2005   3/1/2006   11/1/2035    2,555.92
 147451926       4   Primary     SFR             360       358      75   6.125    2/1/2006   3/1/2006    1/1/2036    3,417.81
 147480289       4   Primary     SFR             360       356   48.16    5.75   12/1/2005   3/1/2006   11/1/2035    2,712.18
 147488746       4   Primary     SFR             360       356   51.82   5.875   12/1/2005   3/1/2006   11/1/2035    3,448.67
 147492672       4   Primary     SFR             360       356   71.43    5.75   12/1/2005   3/1/2006   11/1/2035    8,753.59
 147493019       4   Primary     SFR             360       356    68.5    5.75   12/1/2005   3/1/2006   11/1/2035    2,917.87
 147496707       4   Primary     SFR             360       358   61.18   6.125    2/1/2006   3/1/2006    1/1/2036    3,159.58
 147499248       4   Primary     SFR             360       357      78   5.875    1/1/2006   3/1/2006   12/1/2035    3,206.73
 147509855       4   Primary     SFR             360       356      36    5.75   12/1/2005   3/1/2006   11/1/2035    2,626.08
 147527691       4   Primary     SFR             360       357   42.54   5.875    1/1/2006   3/1/2006   12/1/2035    2,642.48
 147529226       4   Primary     SFR             360       356      80   5.625   12/1/2005   4/1/2006   11/1/2035    2,878.29
 147529812       4   Primary     SFR             360       356   36.04    5.75   12/1/2005   4/1/2006   11/1/2035    3,034.58
 147534143       4   Primary     SFR             360       355   74.86    6.25   11/1/2005   3/1/2006   10/1/2035    2,419.77
 147544597       4   Primary     SFR             360       355      75   5.625   11/1/2005   4/1/2006   10/1/2035    2,417.76
 147544654       4   Primary     SFR             360       356   64.46   5.875   12/1/2005   3/1/2006   11/1/2035    3,164.73
 147545776       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    3,188.65
 147548606       4   Primary     SFR             360       358   77.59   6.125    2/1/2006   3/1/2006    1/1/2036    2,734.25
 147549141       4   Primary     SFR             360       357      80   5.625    1/1/2006   3/1/2006   12/1/2035    2,832.23
 147558605       4   Primary     SFR             360       357   56.36   5.875    1/1/2006   3/1/2006   12/1/2035    2,750.66
 147568281       4   Primary     SFR             360       356   42.34    5.75   12/1/2005   3/1/2006   11/1/2035    2,742.80
 147578454       4   Primary     SFR             360       355   76.54   5.875   11/1/2005   4/1/2006   10/1/2035    2,721.08
 147579312       4   Secondary   Condominium     360       356   77.63    5.75   12/1/2005   3/1/2006   11/1/2035    3,069.27
 147579783       4   Primary     SFR             360       356      78       6   12/1/2005   3/1/2006   11/1/2035    2,338.25
 147584015       4   Primary     SFR             360       356    55.9    5.75   12/1/2005   3/1/2006   11/1/2035    2,544.38
 147587489       4   Primary     SFR             360       357      80   5.625    1/1/2006   3/1/2006   12/1/2035    2,459.21
 147589535       4   Primary     SFR             360       356      75   5.875   12/1/2005   4/1/2006   11/1/2035    3,549.23
 147590509       4   Primary     Condominium     360       357      80     5.5    1/1/2006   3/1/2006   12/1/2035    2,657.26
 147600407       4   Primary     SFR             300       296   79.64   5.875   12/1/2005   3/1/2006   11/1/2030    2,737.74
 147601074       4   Primary     SFR             360       357    48.5    5.75    1/1/2006   4/1/2006   12/1/2035    2,830.33
 147603054       4   Primary     SFR             360       357      70   5.875    1/1/2006   4/1/2006   12/1/2035   11,594.14
 147607287       4   Primary     SFR             360       356      80   5.875   12/1/2005   3/1/2006   11/1/2035    2,555.45
 147624324       4   Primary     SFR             360       357   62.22   5.875    1/1/2006   3/1/2006   12/1/2035    2,484.46
 147626188       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    2,449.84
 147628689       4   Primary     SFR             360       357   79.46       6    1/1/2006   3/1/2006   12/1/2035    2,960.00
 147629349       4   Primary     SFR             360       357   36.23    5.75    1/1/2006   3/1/2006   12/1/2035    2,394.47
 147629687       4   Primary     Condominium     360       358   37.93    5.75    2/1/2006   3/1/2006    1/1/2036    3,209.66
 147631493       4   Primary     Cooperative     360       358      80   5.875    2/1/2006   4/1/2006    1/1/2036    3,076.00
 147636088       4   Primary     SFR             360       356   56.25   5.875   12/1/2005   3/1/2006   11/1/2035    4,406.25
 147637623       4   Primary     Condominium     360       355      80    5.75   11/1/2005   3/1/2006   10/1/2035    1,937.46
 147655609       4   Primary     SFR             360       356   55.28    5.75   12/1/2005   3/1/2006   11/1/2035    3,483.94
 147660179       4   Primary     SFR             360       356   76.98   5.875   12/1/2005   3/1/2006   11/1/2035    5,915.38
 147668016       4   Primary     SFR             360       357   54.88    5.75    1/1/2006   3/1/2006   12/1/2035    2,626.08
 147679013       4   Primary     SFR             360       355      80    5.75   11/1/2005   3/1/2006   10/1/2035    2,871.18
 147685671       4   Primary     SFR             360       357   77.38   5.875    1/1/2006   3/1/2006   12/1/2035    3,845.00
 147695258       4   Primary     Cooperative     360       356   36.67    5.75   12/1/2005   3/1/2006   11/1/2035    3,209.66
 147699623       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    3,057.93
 147703995       4   Primary     SFR             360       357    59.4       6    1/1/2006   3/1/2006   12/1/2035    2,874.38
 147705313       4   Primary     SFR             360       356   52.82   5.875   12/1/2005   4/1/2006   11/1/2035    3,046.42
 147706246       4   Primary     SFR             360       357    62.5       6    1/1/2006   3/1/2006   12/1/2035    2,500.00
 147714448       4   Primary     Condominium     360       356   48.65    5.75   12/1/2005   3/1/2006   11/1/2035    2,626.08
 147722508       4   Primary     SFR             360       358    45.4   5.875    2/1/2006   4/1/2006    1/1/2036    2,706.88
 147728109       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    4,645.24
 147728653       4   Primary     SFR             360       356   60.86   5.875   12/1/2005   4/1/2006   11/1/2035    2,735.87
 147730857       4   Primary     SFR             360       357   70.97    5.75    1/1/2006   4/1/2006   12/1/2035    2,228.20
 147731194       4   Primary     SFR             360       358      80   5.875    2/1/2006   3/1/2006    1/1/2036    2,645.36
 147733067       4   Primary     SFR             360       356   56.37   5.875   12/1/2005   4/1/2006   11/1/2035    3,167.69
 147735542       4   Primary     SFR             360       356   62.34    5.75   12/1/2005   4/1/2006   11/1/2035    2,801.15
 147750533       4   Primary     SFR             360       356      80   6.125   12/1/2005   4/1/2006   11/1/2035    2,607.87
 147751952       4   Secondary   SFR             360       356      80   5.875   12/1/2005   3/1/2006   11/1/2035    2,957.69
 147768931       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    2,800.69
 147770242       4   Primary     SFR             360       356      55   5.875   12/1/2005   3/1/2006   11/1/2035    3,253.46
 147772727       4   Primary     SFR             360       356   79.35   5.875   12/1/2005   4/1/2006   11/1/2035    2,999.40
 147773782       4   Primary     SFR             360       356   49.18    5.75   12/1/2005   3/1/2006   11/1/2035    2,626.08
 147780399       4   Primary     SFR             360       356   74.07   5.875   12/1/2005   3/1/2006   11/1/2035    2,957.69
 147786446       4   Primary     Cooperative     360       356   53.51   5.875   12/1/2005   3/1/2006   11/1/2035    5,856.23
 147792592       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    2,941.21
 147807523       4   Secondary   SFR             360       356   45.45   5.875   12/1/2005   3/1/2006   11/1/2035    5,915.38
 147808596       4   Primary     SFR             360       356   35.42    5.75   12/1/2005   3/1/2006   11/1/2035    2,480.19
 147811467       4   Primary     SFR             360       356   77.67    5.75   12/1/2005   3/1/2006   11/1/2035    2,334.30
 147811517       4   Primary     SFR             360       356      40   5.875   12/1/2005   4/1/2006   11/1/2035    2,957.69
 147828164       4   Primary     SFR             360       356      80   6.125   12/1/2005   4/1/2006   11/1/2035    2,814.46
 147829709       4   Primary     SFR             360       356      80   5.875   12/1/2005   3/1/2006   11/1/2035    2,718.71
 147829808       4   Primary     SFR             360       357    79.9   5.625    1/1/2006   3/1/2006   12/1/2035    3,707.81
 147834824       4   Secondary   SFR             360       357   79.17   5.875    1/1/2006   3/1/2006   12/1/2035    8,429.42
 147853592       4   Primary     SFR             360       356   69.04   5.875   12/1/2005   4/1/2006   11/1/2035    2,638.26
 147855019       4   Primary     SFR             360       357   60.26       6    1/1/2006   3/1/2006   12/1/2035    4,700.00
 147864987       4   Primary     SFR             360       356      80   6.125   12/1/2005   3/1/2006   11/1/2035    3,281.10
 147867295       4   Primary     Condominium     360       356   53.49   5.875   12/1/2005   3/1/2006   11/1/2035    2,721.08
 147882062       4   Primary     SFR             360       356      75   6.375   12/1/2005   3/1/2006   11/1/2035    2,690.44
 147886667       4   Primary     SFR             360       357   72.49   5.375    1/1/2006   3/1/2006   12/1/2035    2,006.67
 147899892       4   Primary     SFR             360       356   70.18     5.5   12/1/2005   3/1/2006   11/1/2035    5,677.89
 147911762       4   Primary     SFR             360       356      65    5.75   12/1/2005   3/1/2006   11/1/2035    2,446.63
 147912505       4   Primary     SFR             360       357   74.34    5.75    1/1/2006   3/1/2006   12/1/2035    2,646.51
 147912851       4   Primary     SFR             360       357   68.18   5.875    1/1/2006   3/1/2006   12/1/2035    7,335.92
 147913453       4   Primary     2-Family        360       357      90    5.75    1/1/2006   3/1/2006   12/1/2035    2,699.63
 147915284       4   Primary     SFR             360       357   73.18       6    1/1/2006   3/1/2006   12/1/2035    4,021.86
 147918213       4   Primary     SFR             360       357    69.7    5.75    1/1/2006   4/1/2006   12/1/2035    2,684.44
 147918833       4   Primary     SFR             360       355   79.94    5.75   11/1/2005   3/1/2006   10/1/2035    3,043.92
 147937353       4   Primary     SFR             360       356   68.94   5.625   12/1/2005   4/1/2006   11/1/2035    3,194.90
 147945554       4   Primary     SFR             360       357   62.17   6.125    1/1/2006   3/1/2006   12/1/2035    3,305.41
 147945638       4   Primary     SFR             360       357   64.97   5.875    1/1/2006   3/1/2006   12/1/2035    3,266.86
 147950612       4   Primary     SFR             360       356   76.92   5.625   12/1/2005   3/1/2006   11/1/2035    2,577.52
 147955686       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    2,366.16
 147967095       4   Primary     SFR             360       356   78.76   6.125   12/1/2005   3/1/2006   11/1/2035    2,699.01
 147970149       4   Primary     SFR             360       357      75   5.875    1/1/2006   3/1/2006   12/1/2035    2,772.84
 147976021       4   Secondary   Condominium     360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    6,341.29
 147976948       4   Primary     SFR             360       357   69.92   5.875    1/1/2006   3/1/2006   12/1/2035    2,750.66
 147978597       4   Primary     SFR             360       357   50.46   6.125    1/1/2006   3/1/2006   12/1/2035    3,341.86
 147981302       4   Primary     SFR             360       356   29.33   5.875   12/1/2005   3/1/2006   11/1/2035    2,957.69
 147983779       4   Primary     Condominium     360       357   52.02   5.875    1/1/2006   3/1/2006   12/1/2035    2,661.92
 147986285       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    2,684.44
 147986913       4   Primary     SFR             360       356   74.07       6   12/1/2005   4/1/2006   11/1/2035    5,000.00
 147988505       4   Primary     SFR             360       357      80   5.875    1/1/2006   4/1/2006   12/1/2035    2,212.92
 147990832       4   Primary     SFR             360       356      75   6.125   12/1/2005   3/1/2006   11/1/2035    2,392.47
 147992903       4   Primary     SFR             360       356   78.81   6.125   12/1/2005   3/1/2006   11/1/2035    2,825.39
 147997555       4   Primary     SFR             360       356   70.54   5.875   12/1/2005   3/1/2006   11/1/2035    2,336.58
 147999387       4   Primary     Condominium     360       357   63.58    6.25    1/1/2006   3/1/2006   12/1/2035    2,955.45
 148001845       4   Primary     Condominium     360       358   62.98   5.875    2/1/2006   3/1/2006    1/1/2036    3,022.76
 148006307       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    2,474.35
 148009616       4   Primary     SFR             360       356      60   5.875   12/1/2005   4/1/2006   11/1/2035    2,661.92
 148010465       4   Primary     SFR             360       356   68.25   6.375   12/1/2005   3/1/2006   11/1/2035    2,682.65
 148013956       4   Primary     SFR             240       236   61.25    5.75   12/1/2005   3/1/2006   11/1/2025    3,861.46
 148031685       4   Primary     SFR             360       356   79.33   5.875   12/1/2005   3/1/2006   11/1/2035    3,223.89
 148032196       4   Primary     SFR             360       356    61.1   5.875   12/1/2005   3/1/2006   11/1/2035    2,890.85
 148042906       4   Primary     SFR             360       358    55.8   6.125    2/1/2006   3/1/2006    1/1/2036    3,339.78
 148043045       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    3,217.97
 148046303       4   Primary     SFR             360       356   57.65   5.875   12/1/2005   3/1/2006   11/1/2035    2,608.69
 148052848       4   Primary     SFR             360       357      80       6    1/1/2006   3/1/2006   12/1/2035    2,623.64
 148073356       4   Primary     SFR             360       358   57.52    6.25    2/1/2006   3/1/2006    1/1/2036    4,002.17
 148078793       4   Primary     SFR             360       356   28.97   5.875   12/1/2005   3/1/2006   11/1/2035    2,484.46
 148082217       4   Primary     SFR             360       357   79.42   5.875    1/1/2006   3/1/2006   12/1/2035    3,241.63
 148090137       4   Primary     SFR             360       357   73.04       6    1/1/2006   3/1/2006   12/1/2035    2,518.12
 148102809       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    3,031.83
 148109861       4   Primary     SFR             360       357   70.89       6    1/1/2006   3/1/2006   12/1/2035    1,912.57
 148120348       4   Primary     SFR             360       357      90     6.5    1/1/2006   3/1/2006   12/1/2035    3,982.03
 148121445       4   Primary     SFR             360       356      80   5.875   12/1/2005   3/1/2006   11/1/2035    3,076.00
 148122112       4   Primary     SFR             360       357   71.43    6.25    1/1/2006   4/1/2006   12/1/2035    2,893.88
 148132798       4   Primary     Condominium     360       358    41.3   6.125    2/1/2006   4/1/2006    1/1/2036    3,137.10
 148135353       4   Primary     SFR             360       357   56.18   5.875    1/1/2006   5/1/2006   12/1/2035    2,957.69
 148140593       4   Primary     SFR             360       357   49.95   5.875    1/1/2006   3/1/2006   12/1/2035    2,880.79
 148141278       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    3,736.60
 148147234       4   Primary     SFR             360       356      80       6   12/1/2005   3/1/2006   11/1/2035    5,995.51
 148150907       4   Secondary   SFR             360       357   43.62    5.75    1/1/2006   3/1/2006   12/1/2035    2,214.84
 148151665       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    2,687.95
 148151855       4   Primary     SFR             360       356      80   5.875   12/1/2005   3/1/2006   11/1/2035    2,839.39
 148156573       4   Primary     SFR             360       357   67.57   6.125    1/1/2006   3/1/2006   12/1/2035    2,771.15
 148160948       4   Primary     SFR             360       357   73.59   5.875    1/1/2006   4/1/2006   12/1/2035    2,995.15
 148162043       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    3,478.10
 148163157       4   Primary     SFR             360       356      80    5.75   12/1/2005   4/1/2006   11/1/2035    2,730.54
 148163884       4   Primary     SFR             360       356      75    6.25   12/1/2005   3/1/2006   11/1/2035    2,308.94
 148165087       4   Primary     SFR             360       356      70    5.75   12/1/2005   3/1/2006   11/1/2035    4,983.71
 148170822       4   Primary     SFR             360       356   71.38   6.125   12/1/2005   3/1/2006   11/1/2035    2,819.32
 148177116       4   Primary     SFR             360       357   79.74    5.75    1/1/2006   4/1/2006   12/1/2035    2,579.40
 148193162       4   Primary     SFR             360       356      80       6   12/1/2005   3/1/2006   11/1/2035    2,542.10
 148196686       4   Primary     SFR             360       356      80    5.75   12/1/2005   3/1/2006   11/1/2035    3,034.58
 148202526       4   Secondary   SFR             360       356   52.91   6.125   12/1/2005   3/1/2006   11/1/2035    6,076.11
 148214257       4   Primary     SFR             360       356      70   6.125   12/1/2005   4/1/2006   11/1/2035    3,062.36
 148218316       4   Primary     SFR             360       357   72.58    6.25    1/1/2006   4/1/2006   12/1/2035    2,854.17
 148218357       4   Primary     SFR             360       358   28.48   6.125    2/1/2006   3/1/2006    1/1/2036    3,201.51
 148233802       4   Primary     SFR             360       357   78.91   6.375    1/1/2006   3/1/2006   12/1/2035    2,682.81
 148234131       4   Primary     SFR             360       356      80   5.875   12/1/2005   3/1/2006   11/1/2035    3,076.00
 148242043       4   Primary     SFR             360       358   71.43       6    2/1/2006   3/1/2006    1/1/2036    2,997.76
 148248453       4   Primary     SFR             360       357      80    5.75    1/1/2006   4/1/2006   12/1/2035    2,987.90
 148255045       4   Primary     SFR             360       356    78.6       6   12/1/2005   3/1/2006   11/1/2035    2,685.99
 148263437       4   Primary     SFR             360       357   73.08   5.875    1/1/2006   4/1/2006   12/1/2035    2,809.81
 148265127       4   Primary     SFR             360       356   77.07   5.875   12/1/2005   3/1/2006   11/1/2035    2,667.84
 148269343       4   Primary     SFR             360       357   56.67   6.125    1/1/2006   4/1/2006   12/1/2035    2,582.35
 148279995       4   Primary     SFR             360       357   78.74       6    1/1/2006   3/1/2006   12/1/2035    2,997.76
 148289473       4   Primary     SFR             360       356   77.03   5.875   12/1/2005   3/1/2006   11/1/2035    2,916.29
 148295348       4   Primary     SFR             360       357   77.46    5.75    1/1/2006   3/1/2006   12/1/2035    2,635.42
 148295736       4   Primary     SFR             360       356      80   6.125   12/1/2005   4/1/2006   11/1/2035    3,281.10
 148299852       4   Primary     SFR             360       356   45.45   5.875   12/1/2005   3/1/2006   11/1/2035    2,957.69
 148305956       4   Primary     SFR             360       357   69.77   5.875    1/1/2006   3/1/2006   12/1/2035    4,371.00
 148306111       4   Primary     SFR             360       357   61.86   6.375    1/1/2006   3/1/2006   12/1/2035    3,743.22
 148309602       4   Primary     SFR             360       357      80   6.125    1/1/2006   4/1/2006   12/1/2035    2,858.21
 148309933       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    2,602.77
 148310022       4   Primary     SFR             360       356   47.03   6.125   12/1/2005   3/1/2006   11/1/2035    2,643.11
 148314347       4   Primary     SFR             360       357   62.96    5.75    1/1/2006   3/1/2006   12/1/2035    2,443.13
 148314727       4   Primary     SFR             360       356   79.78   5.875   12/1/2005   3/1/2006   11/1/2035    3,209.10
 148315567       4   Primary     SFR             360       358    58.4   6.125    2/1/2006   3/1/2006    1/1/2036    3,104.89
 148317241       4   Primary     SFR             360       357   78.55       6    1/1/2006   3/1/2006   12/1/2035    3,885.09
 148321532       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    3,076.00
 148323694       4   Primary     SFR             360       357   76.27   5.875    1/1/2006   3/1/2006   12/1/2035    2,661.92
 148327893       4   Primary     SFR             360       357   79.77   5.875    1/1/2006   3/1/2006   12/1/2035    3,358.54
 148329386       4   Primary     SFR             360       357      80       6    1/1/2006   3/1/2006   12/1/2035    4,500.00
 148330194       4   Primary     SFR             360       357      60   5.875    1/1/2006   3/1/2006   12/1/2035    2,590.94
 148333073       4   Primary     SFR             360       354   78.43       6   10/1/2005   3/1/2006    9/1/2035    2,398.20
 148338163       4   Primary     SFR             360       357      80    6.25    1/1/2006   4/1/2006   12/1/2035    2,833.33
 148339765       4   Primary     SFR             360       357      80    6.25    1/1/2006   3/1/2006   12/1/2035    2,250.00
 148346448       4   Primary     SFR             360       357      65       6    1/1/2006   3/1/2006   12/1/2035    2,340.00
 148351232       4   Primary     SFR             360       357   62.59   6.375    1/1/2006   3/1/2006   12/1/2035    2,838.61
 148355431       4   Secondary   Condominium     360       357      80       6    1/1/2006   3/1/2006   12/1/2035    3,156.04
 148355464       4   Primary     SFR             360       357      80       6    1/1/2006   3/1/2006   12/1/2035    4,067.75
 148357734       4   Primary     SFR             360       356      80   6.125   12/1/2005   4/1/2006   11/1/2035    3,183.88
 148366487       4   Primary     SFR             360       357   73.68   5.875    1/1/2006   3/1/2006   12/1/2035    3,312.62
 148376536       4   Primary     SFR             360       357   64.19    6.25    1/1/2006   4/1/2006   12/1/2035    2,924.66
 148384324       4   Primary     SFR             360       357   79.84    6.25    1/1/2006   3/1/2006   12/1/2035    2,682.29
 148385685       4   Primary     SFR             360       357    52.5       6    1/1/2006   3/1/2006   12/1/2035    3,150.00
 148387178       4   Primary     SFR             360       357   35.76   6.125    1/1/2006   3/1/2006   12/1/2035    3,584.91
 148393465       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    2,252.08
 148398928       4   Primary     SFR             360       357    61.5   5.875    1/1/2006   3/1/2006   12/1/2035    2,910.37
 148399629       4   Primary     SFR             360       356   74.49   6.125   12/1/2005   3/1/2006   11/1/2035    3,949.47
 148407174       4   Primary     SFR             360       357   66.67   6.375    1/1/2006   3/1/2006   12/1/2035    2,682.65
 148418791       4   Primary     SFR             360       358   72.49   6.125    2/1/2006   3/1/2006    1/1/2036    2,797.00
 148419179       4   Primary     SFR             360       357      35   5.875    1/1/2006   4/1/2006   12/1/2035    3,105.58
 148423536       4   Primary     SFR             360       357      80   5.875    1/1/2006   4/1/2006   12/1/2035    3,194.01
 148424823       4   Primary     SFR             360       354   77.88   6.125   10/1/2005   3/1/2006    9/1/2035    2,673.49
 148428469       4   Primary     SFR             360       356   59.03   6.125   12/1/2005   3/1/2006   11/1/2035    2,661.34
 148430192       4   Primary     SFR             360       356   79.31    5.75   12/1/2005   3/1/2006   11/1/2035    2,684.44
 148431513       4   Primary     SFR             360       357      75    5.75    1/1/2006   3/1/2006   12/1/2035    2,803.13
 148433881       4   Primary     SFR             360       357   78.53   6.125    1/1/2006   3/1/2006   12/1/2035    3,807.71
 148440688       4   Primary     SFR             360       356   79.46       6   12/1/2005   3/1/2006   11/1/2035    2,668.00
 148441694       4   Primary     SFR             360       357   75.48    6.25    1/1/2006   3/1/2006   12/1/2035    3,302.08
 148455702       4   Primary     SFR             360       358   56.36    5.75    2/1/2006   3/1/2006    1/1/2036    3,618.16
 148459662       4   Primary     SFR             360       357      80       6    1/1/2006   3/1/2006   12/1/2035    2,470.15
 148470693       4   Primary     SFR             360       358   60.71       6    2/1/2006   3/1/2006    1/1/2036    2,548.09
 148472897       4   Primary     SFR             360       357      80    5.75    1/1/2006   3/1/2006   12/1/2035    3,034.58
 148480098       4   Primary     SFR             360       357   77.89   5.875    1/1/2006   4/1/2006   12/1/2035    2,833.47
 148489214       4   Primary     SFR             360       356   47.17    6.25   12/1/2005   3/1/2006   11/1/2035    3,078.59
 148490139       4   Primary     SFR             360       357   48.78   6.375    1/1/2006   4/1/2006   12/1/2035    6,238.70
 148493083       4   Primary     SFR             360       357      75   6.125    1/1/2006   3/1/2006   12/1/2035    7,633.11
 148493893       4   Primary     SFR             360       358      75   6.375    2/1/2006   3/1/2006    1/1/2036    3,411.01
 148500119       4   Primary     SFR             360       357   72.01       6    1/1/2006   3/1/2006   12/1/2035    2,344.25
 148507692       4   Primary     SFR             360       358      80       6    2/1/2006   4/1/2006    1/1/2036    2,901.83
 148511579       4   Primary     Condominium     360       357   78.13       6    1/1/2006   4/1/2006   12/1/2035    2,997.76
 148515638       4   Primary     SFR             360       357   66.67   5.875    1/1/2006   5/1/2006   12/1/2035    2,957.69
 148525769       4   Primary     SFR             360       357      75    6.75    1/1/2006   3/1/2006   12/1/2035    2,724.12
 148530942       4   Primary     SFR             360       357      80   5.875    1/1/2006   3/1/2006   12/1/2035    2,484.46
 148537236       4   Primary     SFR             360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035    2,673.49
 148545254       4   Primary     SFR             360       357   71.43    6.25    1/1/2006   3/1/2006   12/1/2035    6,157.18
 148557234       4   Primary     SFR             360       357      55   6.375    1/1/2006   3/1/2006   12/1/2035    3,431.29
 148587942       4   Primary     SFR             360       357   74.07   6.375    1/1/2006   3/1/2006   12/1/2035    2,495.48
 148590938       4   Primary     SFR             360       357   54.05   5.875    1/1/2006   3/1/2006   12/1/2035    2,957.69
 148592041       4   Primary     SFR             360       354      80   6.125   10/1/2005   3/1/2006    9/1/2035    2,673.49
 148597248       4   Primary     SFR             360       355   73.09       6   11/1/2005   3/1/2006   10/1/2035    6,595.06
 148602584       4   Primary     Condominium     360       357      80     5.5    1/1/2006   3/1/2006   12/1/2035    2,689.35
 148612203       4   Primary     SFR             360       358   64.35       6    2/1/2006   3/1/2006    1/1/2036    2,997.76
 148614969       4   Primary     SFR             360       358   74.85    6.25    2/1/2006   3/1/2006    1/1/2036    2,949.35
 148621543       4   Primary     SFR             360       357   35.88   5.875    1/1/2006   3/1/2006   12/1/2035    2,546.57
 148629215       4   Primary     SFR             360       357   72.73   6.125    1/1/2006   3/1/2006   12/1/2035    2,430.45
 148629686       4   Primary     SFR             360       357   74.31       6    1/1/2006   3/1/2006   12/1/2035    2,895.83
 148629801       4   Primary     Condominium     360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035    2,668.63
 148638596       4   Secondary   Cooperative     360       358      75   6.375    2/1/2006   4/1/2006    1/1/2036    2,760.63
 148641145       4   Primary     SFR             360       357   60.98   5.875    1/1/2006   3/1/2006   12/1/2035    2,957.69
 148645435       4   Primary     SFR             240       238   67.76   6.375    2/1/2006   3/1/2006    1/1/2026    3,351.58
 148655152       4   Primary     SFR             360       357     100    6.25    1/1/2006   4/1/2006   12/1/2035    1,816.37
 148656564       4   Primary     Condominium     360       358   71.43    6.25    2/1/2006   3/1/2006    1/1/2036    6,157.17
 148676596       4   Primary     SFR             360       357   79.81       6    1/1/2006   3/1/2006   12/1/2035    2,512.12
 148678105       4   Primary     SFR             360       357      80   5.875    1/1/2006   4/1/2006   12/1/2035    2,659.56
 148696057       4   Secondary   SFR             360       357      80    5.75    1/1/2006   4/1/2006   12/1/2035    3,151.30
 148700149       4   Primary     SFR             360       357   69.44   6.125    1/1/2006   3/1/2006   12/1/2035    6,076.11
 148712524       4   Primary     SFR             360       358      75   6.125    2/1/2006   3/1/2006    1/1/2036    2,916.54
 148717663       4   Primary     SFR             240       237   70.27    5.75    1/1/2006   4/1/2006   12/1/2025    3,650.84
 148729965       4   Primary     SFR             360       358      80   6.125    2/1/2006   3/1/2006    1/1/2036    2,916.54
 148730922       4   Primary     SFR             360       357   62.55   5.875    1/1/2006   3/1/2006   12/1/2035    3,598.44
 148739865       4   Primary     SFR             360       357   78.05       6    1/1/2006   3/1/2006   12/1/2035    2,398.00
 148742372       4   Primary     SFR             360       357   71.08    6.25    1/1/2006   3/1/2006   12/1/2035    3,173.10
 148746373       4   Primary     SFR             360       357   68.97    6.25    1/1/2006   3/1/2006   12/1/2035    5,208.33
 148751738       4   Primary     SFR             360       357      80       6    1/1/2006   3/1/2006   12/1/2035    2,997.76
 148752439       4   Primary     SFR             360       356   73.97   6.125   12/1/2005   3/1/2006   11/1/2035    3,281.10
 148752454       4   Primary     Condominium     360       357      75    6.25    1/1/2006   3/1/2006   12/1/2035    2,447.48
 148754609       4   Primary     SFR             360       358   46.07    6.25    2/1/2006   3/1/2006    1/1/2036    3,971.38
 148771157       4   Primary     SFR             360       357   68.65   6.125    1/1/2006   3/1/2006   12/1/2035   10,845.85
 148777642       4   Primary     SFR             240       237   39.58   6.375    1/1/2006   4/1/2006   12/1/2025    3,506.61
 148779903       4   Primary     SFR             360       358    62.9       6    2/1/2006   4/1/2006    1/1/2036    2,922.81
 148780695       4   Primary     SFR             360       358   52.22       6    2/1/2006   3/1/2006    1/1/2036    5,995.51
 148791528       4   Primary     SFR             360       358      80       6    2/1/2006   3/1/2006    1/1/2036    2,542.10
 148819337       4   Primary     SFR             360       357   51.95   6.375    1/1/2006   3/1/2006   12/1/2035    5,312.49
 148827017       4   Primary     SFR             360       357   64.05       6    1/1/2006   3/1/2006   12/1/2035    2,937.80
 148831555       4   Primary     SFR             360       355      75    5.75   11/1/2005   4/1/2006   10/1/2035    7,374.90
 148837651       4   Primary     SFR             360       355   54.34       6   11/1/2005   3/1/2006   10/1/2035    2,775.92
 148841703       4   Primary     SFR             360       357      70    6.25    1/1/2006   3/1/2006   12/1/2035    3,246.57
 148868284       4   Primary     SFR             360       358   78.19   6.125    2/1/2006   3/1/2006    1/1/2036    2,831.47
 148881931       4   Primary     SFR             360       357      80       6    1/1/2006   3/1/2006   12/1/2035    2,638.03
 148887714       4   Primary     SFR             360       357   69.06     5.5    1/1/2006   3/1/2006   12/1/2035    2,725.39
 148901903       4   Primary     SFR             360       357   78.43   6.625    1/1/2006   3/1/2006   12/1/2035    2,561.25
 148914567       4   Primary     SFR             360       357   47.62    6.25    1/1/2006   3/1/2006   12/1/2035    3,078.59
 148919616       4   Primary     SFR             360       357      80    6.75    1/1/2006   3/1/2006   12/1/2035    3,037.50
 148921125       4   Primary     SFR             360       357      80   6.125    1/1/2006   3/1/2006   12/1/2035    2,916.05
 148923451       4   Primary     SFR             360       355   64.35    5.75   11/1/2005   3/1/2006   10/1/2035    4,318.44
 148933088       4   Primary     Condominium     360       356   59.37       6   12/1/2005   3/1/2006   11/1/2035    2,811.89
 148948722       4   Primary     SFR             360       357      80       6    1/1/2006   3/1/2006   12/1/2035    5,995.51
 148986235       4   Primary     SFR             360       358      80   6.125    2/1/2006   3/1/2006    1/1/2036    2,551.97
 149008633       4   Primary     SFR             360       358   66.67       6    2/1/2006   3/1/2006    1/1/2036    2,997.76
 149012833       4   Primary     SFR             360       357      80   6.625    1/1/2006   3/1/2006   12/1/2035    5,520.83
 149040073       4   Primary     SFR             360       357   72.76   6.375    1/1/2006   4/1/2006   12/1/2035    2,383.19
 149040594       4   Primary     SFR             360       357   73.78    6.25    1/1/2006   3/1/2006   12/1/2035    2,827.69
 149042228       4   Primary     SFR             360       357   45.65    6.25    1/1/2006   3/1/2006   12/1/2035    3,232.52
 149042475       4   Primary     SFR             360       357      75       6    1/1/2006   3/1/2006   12/1/2035    2,653.02
 149044422       4   Primary     SFR             360       357   69.95    6.25    1/1/2006   3/1/2006   12/1/2035    3,983.70
 149049819       4   Primary     SFR             360       358   53.89    6.25    2/1/2006   3/1/2006    1/1/2036    3,201.73
 149054181       4   Primary     SFR             360       355   72.45       6   11/1/2005   3/1/2006   10/1/2035    2,428.18
 149054876       4   Primary     SFR             360       358   77.59   6.125    2/1/2006   3/1/2006    1/1/2036    3,229.46
 149063844       4   Primary     SFR             360       357      80   6.625    1/1/2006   4/1/2006   12/1/2035    3,031.11
 149073561       4   Primary     SFR             360       358    58.5     6.5    2/1/2006   4/1/2006    1/1/2036    2,686.29
 149081341       4   Primary     SFR             360       358      75    6.25    2/1/2006   3/1/2006    1/1/2036    2,586.02
 149096539       4   Primary     SFR             360       358   45.58   6.375    2/1/2006   3/1/2006    1/1/2036    2,701.36
 149113771       4   Primary     SFR             360       356      80       6   12/1/2005   3/1/2006   11/1/2035    2,302.27
 149130973       4   Primary     SFR             360       358      70   6.375    2/1/2006   4/1/2006    1/1/2036    3,144.31
 149140048       4   Primary     SFR             360       357   54.95     6.5    1/1/2006   3/1/2006   12/1/2035    3,160.35
 149145278       4   Primary     SFR             240       238   58.67    6.25    2/1/2006   3/1/2006    1/1/2026    3,216.08
 149180689       4   Primary     SFR             360       358      50     6.5    2/1/2006   3/1/2006    1/1/2036    3,160.35
 149207284       4   Primary     SFR             240       238   66.88   6.125    2/1/2006   3/1/2006    1/1/2026    3,871.59
 149218117       4   Primary     SFR             360       358      80   6.625    2/1/2006   4/1/2006    1/1/2036    2,943.01
 149235103       4   Primary     SFR             360       358   55.68    6.25    2/1/2006   3/1/2006    1/1/2036    3,017.02
 149241762       4   Primary     SFR             360       358   70.98     6.5    2/1/2006   3/1/2006    1/1/2036    3,207.75
 149253981       4   Primary     SFR             360       358   58.96   6.375    2/1/2006   3/1/2006    1/1/2036    3,450.01
 149270266       4   Primary     SFR             360       357   25.64    5.75    1/1/2006   3/1/2006   12/1/2035    4,190.05
 149275281       4   Primary     SFR             360       358      80    6.75    2/1/2006   3/1/2006    1/1/2036    3,424.60
 149283723       4   Primary     SFR             360       358   72.49    6.25    2/1/2006   4/1/2006    1/1/2036    3,017.02
 149315673       4   Primary     SFR             360       358   75.44   6.625    2/1/2006   3/1/2006    1/1/2036    2,753.34
 149331498       4   Primary     SFR             360       358   79.87    6.75    2/1/2006   3/1/2006    1/1/2036    3,243.00
 149340051       4   Primary     SFR             360       358   33.84   6.375    2/1/2006   4/1/2006    1/1/2036    2,744.41
 149368359       4   Primary     SFR             360       358   74.51   6.125    2/1/2006   3/1/2006    1/1/2036    2,648.46
 149409484       4   Primary     SFR             360       358   72.39     6.5    2/1/2006   3/1/2006    1/1/2036    2,717.90
 149409682       4   Primary     SFR             360       358      80       6    2/1/2006   4/1/2006    1/1/2036    2,687.91
 149484065       4   Primary     SFR             360       358      80   6.625    2/1/2006   4/1/2006    1/1/2036    3,022.27
 149489486       4   Primary     SFR             360       358      75    6.25    2/1/2006   3/1/2006    1/1/2036    3,518.83
 149503807       4   Primary     SFR             360       358      80   6.625    2/1/2006   4/1/2006    1/1/2036    3,072.86
 149510307       4   Primary     SFR             360       358      80    6.75    2/1/2006   3/1/2006    1/1/2036    2,931.67
  29890217       4   Primary     SFR             360       357   73.61       6    1/1/2006   3/1/2006   12/1/2035    8,993.26
  31614985       4   Primary     Condominium     360       357   51.28    6.25    1/1/2006   3/1/2006   12/1/2035    6,157.17
  32146383       4   Primary     SFR             360       357      70    6.75    1/1/2006   4/1/2006   12/1/2035    8,690.89
 143875995       4   Primary     SFR             360       357      75    6.25    1/1/2006   3/1/2006   12/1/2035    3,860.55
 143906287       4   Primary     SFR             360       357   37.04    5.25    1/1/2006   3/1/2006   12/1/2035    5,522.04
 143960557       4   Primary     PUD             360       357   74.05   6.375    1/1/2006   3/1/2006   12/1/2035    3,107.81
 144023298       4   Primary     SFR             360       357   53.28    6.25    1/1/2006   4/1/2006   12/1/2035    4,248.45
 144023769       4   Primary     SFR             360       357   44.44    6.25    1/1/2006   3/1/2006   12/1/2035    6,157.18
 144078672       4   Primary     SFR             360       357      65    6.25    1/1/2006   3/1/2006   12/1/2035    3,893.23
 144168812       4   Primary     SFR             360       357   69.68    6.25    1/1/2006   3/1/2006   12/1/2035    3,324.88
 144171345       4   Primary     SFR             360       357   36.67    5.75    1/1/2006   3/1/2006   12/1/2035    8,024.13
 144176005       4   Primary     SFR             360       356   33.33   5.875   12/1/2005   3/1/2006   11/1/2035    5,915.38
 144180379       4   Primary     SFR             360       356   51.28    6.25   12/1/2005   3/1/2006   11/1/2035    3,078.59
 144190931       4   Primary     SFR             360       357   48.69   6.375    1/1/2006   4/1/2006   12/1/2035    2,470.31
 144194198       4   Primary     SFR             360       357      75     6.5    1/1/2006   4/1/2006   12/1/2035    3,128.13
 144200466       4   Primary     SFR             360       357      70    6.25    1/1/2006   3/1/2006   12/1/2035    3,098.96
 144203916       4   Primary     SFR             360       357   69.93   6.625    1/1/2006   3/1/2006   12/1/2035    2,953.65
 144204765       4   Primary     SFR             360       357      75   6.875    1/1/2006   3/1/2006   12/1/2035    3,818.40
 144326105       4   Primary     SFR             360       357    69.2     6.5    1/1/2006   3/1/2006   12/1/2035    3,280.44
 144326451       4   Primary     SFR             360       357   68.97     6.5    1/1/2006   4/1/2006   12/1/2035    6,320.69
 144361037       4   Primary     PUD             360       357   74.16   6.375    1/1/2006   3/1/2006   12/1/2035    2,225.94
 202486114       4   Primary     SFR             360       356   66.67   6.375   12/1/2005   3/1/2006   11/1/2035    3,119.35
 202632386       4   Primary     SFR             360       357   24.23    6.25    1/1/2006   3/1/2006   12/1/2035    2,916.67
 202640686       4   Primary     SFR             360       357      50       6    1/1/2006   3/1/2006   12/1/2035    8,993.26
 202665634       4   Primary     SFR             360       357   62.73   6.375    1/1/2006   3/1/2006   12/1/2035    3,415.94
 202683983       4   Primary     SFR             360       357      70    6.25    1/1/2006   3/1/2006   12/1/2035    2,789.06
 202702932       4   Primary     SFR             360       357   79.68   6.375    1/1/2006   4/1/2006   12/1/2035    6,238.70
 202704219       4   Secondary   SFR             360       357   48.19    6.25    1/1/2006   4/1/2006   12/1/2035    6,157.18
 202712766       4   Primary     PUD             360       357   66.88    6.25    1/1/2006   3/1/2006   12/1/2035    5,867.78
   2973244       4   Primary     SFR             360       356   57.14   6.375   12/1/2005   3/1/2006   11/1/2035    6,238.70
   3607125       4   Secondary   SFR             360       356   71.77       7   12/1/2005   3/1/2006   11/1/2035    9,979.54
   3966274       4   Primary     SFR             360       356   63.84    6.75   12/1/2005   3/1/2006   11/1/2035    5,175.82
   4136887       4   Primary     SFR             360       357   73.91   6.625    1/1/2006   3/1/2006   12/1/2035    5,442.65
   4257478       4   Secondary   Condominium     360       358   74.98    6.25    2/1/2006   3/1/2006    1/1/2036    1,057.19
   4381996       4   Primary     PUD             360       357      65    6.25    1/1/2006   3/1/2006   12/1/2035    3,893.23
   4398154       4   Primary     SFR             360       357    62.9    6.25    1/1/2006   3/1/2006   12/1/2035    2,401.30
   4399061       4   Primary     SFR             360       358      50    6.25    2/1/2006   4/1/2006    1/1/2036    9,235.76
   4404188       4   Primary     SFR             360       357   57.14    6.25    1/1/2006   4/1/2006   12/1/2035   12,314.35
   4409689       4   Primary     SFR             360       357   56.99     6.5    1/1/2006   3/1/2006   12/1/2035    2,979.17
   4419446       4   Primary     SFR             360       357      80     6.5    1/1/2006   3/1/2006   12/1/2035    2,916.33
   4419470       4   Primary     PUD             360       357   49.94   6.625    1/1/2006   3/1/2006   12/1/2035    2,862.20
   4419743       4   Primary     SFR             360       357   49.32    6.25    1/1/2006   3/1/2006   12/1/2035    1,336.11
   4420258       4   Primary     SFR             360       358   44.94     6.5    2/1/2006   4/1/2006    1/1/2036    1,264.14
   4423784       4   Primary     PUD             360       358   52.14    6.25    2/1/2006   3/1/2006    1/1/2036    2,604.17
   4424032       4   Primary     SFR             360       357   72.34       6    1/1/2006   3/1/2006   12/1/2035    1,019.24
   4425996       4   Primary     SFR             360       357   58.41     6.5    1/1/2006   3/1/2006   12/1/2035    3,385.42
   4432627       4   Primary     SFR             360       358   44.12   6.625    2/1/2006   3/1/2006    1/1/2036    9,604.67
   4432789       4   Primary     SFR             360       358   78.38     6.5    2/1/2006   4/1/2006    1/1/2036    3,141.67
   4432880       4   Primary     PUD             360       357   59.27     6.5    1/1/2006   4/1/2006   12/1/2035    2,843.75
   4434509       4   Primary     PUD             360       357   63.58     6.5    1/1/2006   3/1/2006   12/1/2035    2,789.58
   4435000       4   Primary     SFR             360       357   38.08     6.5    1/1/2006   3/1/2006   12/1/2035    5,362.50
   4438197       4   Primary     Condominium     360       357   74.88       7    1/1/2006   3/1/2006   12/1/2035    2,730.00
   4441347       4   Primary     SFR             360       358   58.78       7    2/1/2006   4/1/2006    1/1/2036    3,771.83
   4441795       4   Primary     SFR             360       358   48.51    6.25    2/1/2006   3/1/2006    1/1/2036    2,105.76
   4444955       4   Primary     Condominium     360       358   47.06    6.75    2/1/2006   3/1/2006    1/1/2036    1,556.64
   4446966       4   Primary     SFR             360       357   69.23     6.5    1/1/2006   3/1/2006   12/1/2035    2,437.50
   4449816       4   Primary     PUD             360       357   74.99   6.625    1/1/2006   3/1/2006   12/1/2035    1,992.65
   4459519       4   Primary     PUD             360       358   69.23   6.375    2/1/2006   3/1/2006    1/1/2036    2,629.69
   4462437       4   Primary     SFR             360       357      75    6.75    1/1/2006   3/1/2006   12/1/2035    3,453.79
 142534882       4   Primary     SFR             360       352      80   5.875    8/1/2005   3/1/2006    7/1/2035    4,434.17
  60109279       4   Primary     SFR             360       356      95   5.625   12/1/2005   3/1/2006   11/1/2035    3,248.43
  44501336       4   Primary     SFR             360       350   72.47       6    6/1/2005   4/1/2006    5/1/2035    2,997.75
 142383918       4   Primary     SFR             360       354      80   6.375   10/1/2005   3/1/2006    9/1/2035    3,643.41
 146176953       4   Primary     SFR             360       354      75   6.375   10/1/2005   3/1/2006    9/1/2035    2,971.19
 146225826       4   Primary     SFR             360       354   66.22   6.125   10/1/2005   3/1/2006    9/1/2035    2,977.30
 683069579       4   Primary     SFR             360       357   66.67    6.75    1/1/2006   3/1/2006   12/1/2035    2,918.69

LOANID       PTDATE       OBAL           COBAL        PURPOSE    DOC                       OAPPVAL        FRTRDATE     CEILING

6952385810   2/1/2006     530,000.00     521,858.50   R/T Refi   Stated                      685,000.00   00/00/0000         0
  58504135   2/1/2006     650,400.00     650,400.00   Purchase   Full                        820,000.00   00/00/0000         0
  58770991   3/1/2006     526,000.00     526,000.00   R/T Refi   Asset Only                  710,000.00   00/00/0000         0
  58808395   2/1/2006     525,500.00     525,500.00   Purchase   Asset Only                  925,000.00   00/00/0000         0
  59017962   2/1/2006     660,000.00     660,000.00   R/T Refi   Full                      1,040,000.00   00/00/0000         0
  59065607   2/1/2006     618,750.00     618,750.00   Purchase   Asset Only                  825,000.00   00/00/0000         0
  59213355   2/1/2006     525,000.00     523,300.16   Purchase   Asset Only                  830,000.00   00/00/0000         0
  59228098   2/1/2006     900,000.00     900,000.00   C/O Refi   Asset Only                5,000,000.00   00/00/0000         0
  59341396   2/1/2006     640,000.00     638,790.97   Purchase   Full                        807,000.00   00/00/0000         0
  59432765   2/1/2006     525,000.00     525,000.00   C/O Refi   Asset Only                  928,000.00   00/00/0000         0
  59457713   2/1/2006     713,000.00     713,000.00   R/T Refi   Full                      1,000,000.00   00/00/0000         0
  59472233   2/1/2006     520,000.00     516,965.67   Purchase   Full                        650,000.00   00/00/0000         0
  59509232   2/1/2006     540,000.00     540,000.00   Purchase   Asset Only                  695,000.00   00/00/0000         0
  59527788   2/1/2006     439,920.00     438,223.69   Purchase   Full                        550,000.00   00/00/0000         0
  59633586   2/1/2006     576,000.00     574,000.00   Purchase   Full                        725,000.00   00/00/0000         0
  59740852   2/1/2006     500,000.00     474,800.00   Purchase   Asset Only                  689,900.00   00/00/0000         0
  59771782   2/1/2006   1,400,000.00   1,400,000.00   Purchase   Full                      1,750,000.00   00/00/0000         0
 145320867   2/1/2006     532,000.00     532,000.00   Purchase   Asset Only                  665,000.00   00/00/0000         0
 145629168   2/1/2006     550,000.00     550,000.00   Purchase   AUS                         900,000.00   00/00/0000         0
 146454392   2/1/2006     558,000.00     558,000.00   C/O Refi   Asset Only                  845,000.00   00/00/0000         0
  59829697   2/1/2006     195,000.00     193,592.99   C/O Refi   Asset Only                  359,000.00   00/00/0000         0
  60553666   2/1/2006     191,200.00     190,355.36   Purchase   Full                        240,000.00   00/00/0000         0
 143702124   2/1/2006     416,250.00     412,627.19   Purchase   AUS                         555,000.00   00/00/0000         0
 145009296   2/1/2006     670,000.00     656,001.82   R/T Refi   Asset Only                  860,000.00   00/00/0000         0
 145879128   2/1/2006   1,093,000.00   1,088,293.07   R/T Refi   Full                      1,630,000.00   00/00/0000         0
 146327952   3/1/2006     450,000.00     448,549.97   Purchase   AUS                       1,300,000.00   00/00/0000         0
 146779376   2/1/2006     450,000.00     447,514.52   C/O Refi   AUS                       1,060,000.00   00/00/0000         0
 146823844   2/1/2006     412,000.00     409,828.47   Purchase   AUS                         515,000.00   00/00/0000         0
 147027759   2/1/2006   1,000,000.00     994,852.10   C/O Refi   Asset Only                3,500,000.00   00/00/0000         0
 147086656   3/1/2006     410,000.00     407,787.74   R/T Refi   AUS                         607,500.00   00/00/0000         0
 147124002   2/1/2006     418,000.00     415,848.18   C/O Refi   AUS                         892,000.00   00/00/0000         0
 147283857   2/1/2006     410,820.00     408,944.59   C/O Refi   AUS                         550,000.00   00/00/0000         0
 147295927   2/1/2006     409,990.00     408,265.39   Purchase   AUS                         560,000.00   00/00/0000         0
 147331573   3/1/2006     415,000.00     413,212.80   C/O Refi   AUS                         770,000.00   00/00/0000         0
 147392484   2/1/2006     412,400.00     410,226.38   Purchase   AUS                         550,000.00   00/00/0000         0
 147405211   2/1/2006     410,000.00     408,234.34   C/O Refi   AUS                         725,000.00   00/00/0000         0
 147409528   4/1/2006     550,000.00     547,168.65   C/O Refi   AUS                       1,250,000.00   00/00/0000         0
 147424642   2/1/2006     530,000.00     526,717.91   C/O Refi   Asset Only                1,300,000.00   00/00/0000         0
 147515233   3/1/2006     413,000.00     411,221.42   C/O Refi   AUS                       1,300,000.00   00/00/0000         0
 147533327   4/1/2006     439,595.00     437,789.00   R/T Refi   AUS                         929,000.00   00/00/0000         0
 147543789   2/1/2006     406,250.00     404,541.14   C/O Refi   AUS                         625,000.00   00/00/0000         0
 147556294   2/1/2006     473,000.00     470,963.05   R/T Refi   AUS                       1,030,000.00   00/00/0000         0
 147559587   2/1/2006     405,272.00     403,567.27   Purchase   AUS                         507,000.00   00/00/0000         0
 147584213   2/1/2006     475,000.00     472,954.44   C/O Refi   AUS                       1,050,000.00   00/00/0000         0
 147591457   3/1/2006     420,000.00     413,432.90   Purchase   AUS                         570,000.00   00/00/0000         0
 147594063   2/1/2006     414,000.00     412,217.14   R/T Refi   AUS                         560,000.00   00/00/0000         0
 147654289   2/1/2006     411,200.00     408,928.86   R/T Refi   AUS                         700,000.00   00/00/0000         0
 147834535   2/1/2006     412,000.00     410,225.74   C/O Refi   AUS                         515,000.00   00/00/0000         0
 147846752   2/1/2006     408,000.00     406,138.46   C/O Refi   AUS                         710,000.00   00/00/0000         0
 143998854   2/1/2006   1,000,000.00     995,090.43   C/O Refi   NIV                       1,610,000.00   00/00/0000         0
 202515698   2/1/2006     599,250.00     597,012.15   C/O Refi   NIV                         799,000.00   00/00/0000         0
 202607909   2/1/2006     562,500.00     560,851.46   C/O Refi   NIV                         750,000.00   00/00/0000         0
   2741168   2/1/2006   1,310,431.75   1,304,485.07   R/T Refi   Full/Alt                  2,200,000.00   00/00/0000         0
   3035900   3/1/2006     320,000.00     318,775.96   R/T Refi   Stated/Voa                  525,000.00   00/00/0000         0
   3655496   2/1/2006     224,250.00     223,320.08   R/T Refi   Stated/Voa                  299,000.00   00/00/0000         0
   4344840   2/1/2006     303,750.00     302,899.95   C/O Refi   Stated/Voa                  405,000.00   00/00/0000         0
   4362227   2/1/2006     210,000.00     209,215.76   C/O Refi   Stated/Voa                  315,000.00   00/00/0000         0
   4373802   2/1/2006     410,000.00     406,042.06   R/T Refi   Stated/Voa                  610,000.00   00/00/0000         0
   4381717   2/1/2006   1,000,000.00     997,069.27   R/T Refi   Full/Alt                  1,640,000.00   00/00/0000         0
   4411220   2/1/2006   2,302,000.00   2,295,722.99   R/T Refi   Full/Alt                  3,750,000.00   00/00/0000         0
   4421786   2/1/2006   1,000,000.00     997,206.61   C/O Refi   Stated/Voa                2,550,000.00   00/00/0000         0
 688643618   2/1/2006   1,500,000.00   1,495,707.95   C/O Refi   Full                      2,500,000.00   00/00/0000         0
 702919002   2/1/2006   1,300,000.00   1,289,213.26   C/O Refi   Full                      2,000,000.00   00/00/0000         0
 705539351   2/1/2006     999,000.00     996,341.18   R/T Refi   Reduced                   2,800,000.00   00/00/0000         0
 620061192   2/1/2006     470,000.00     468,449.59   Purchase   Full                        670,000.00   00/00/0000         0
 634153852   3/1/2006   1,014,000.00   1,011,968.38   R/T Refi   Full                      2,500,000.00   00/00/0000         0
 641840327   2/1/2006     610,500.00     608,710.80   R/T Refi   Reduced                     814,000.00   00/00/0000         0
 642183156   2/1/2006     512,448.00     511,040.21   Purchase   Reduced                     685,000.00   00/00/0000         0
 642205884   2/1/2006     650,000.00     648,904.71   C/O Refi   Reduced                   1,120,000.00   00/00/0000         0
3060540436   2/1/2006   1,425,000.00   1,422,416.58   R/T Refi   Full                      2,200,000.00   00/00/0000         0
3060566811   2/1/2006     775,200.00     773,235.01   Purchase   Reduced                     970,000.00   00/00/0000         0
3060575432   2/1/2006     754,000.00     752,599.59   Purchase   Reduced                     950,000.00   00/00/0000         0
3060657693   2/1/2006   1,400,000.00   1,397,336.34   R/T Refi   Full                      2,500,000.00   00/00/0000         0
3060861675   2/1/2006   1,085,000.00   1,082,984.80   R/T Refi   Reduced                   1,700,000.00   00/00/0000         0
3061189175   2/1/2006     454,250.00     453,426.48   R/T Refi   Full                      1,100,000.00   00/00/0000         0
3072806007   2/1/2006   1,050,000.00   1,045,983.63   C/O Refi   Full                      1,400,000.00   00/00/0000         0
3060482571   3/1/2006   1,018,500.00   1,017,556.67   Purchase   Reduced                   1,455,000.00   00/00/0000         0
3060658857   2/1/2006   1,823,250.00   1,819,523.14   Purchase   Full                      2,805,000.00   00/00/0000         0
3061115949   3/1/2006   1,120,000.00   1,118,911.43   C/O Refi   Full                      1,600,000.00   00/00/0000         0
 683766844   2/1/2006     717,500.00     710,188.11   C/O Refi   Reduced                   1,150,000.00   00/00/0000         0
  46419396   3/1/2006     190,500.00     189,967.86   R/T Refi   Asset Only                  254,000.00   00/00/0000         0
  48735831   2/1/2006     194,000.00     193,203.01   R/T Refi   Full                        247,000.00   00/00/0000         0
  53502969   2/1/2006     217,000.00     216,087.24   R/T Refi   Asset Only                  367,500.00   00/00/0000         0
  55171193   2/1/2006     242,000.00     241,323.99   C/O Refi   Full                        302,500.00   00/00/0000         0
  58797028   2/1/2006     595,000.00     595,000.00   C/O Refi   Full                        820,000.00   00/00/0000         0
  58892563   2/1/2006   1,000,000.00   1,000,000.00   Purchase   Full                      1,950,000.00   00/00/0000         0
  59684787   2/1/2006     585,000.00     583,859.94   Purchase   Asset Only                  870,000.00   00/00/0000         0
  59748889   3/1/2006   1,575,000.00   1,570,159.04   R/T Refi   Full                      2,250,000.00   00/00/0000         0
  59782755   2/1/2006   1,000,000.00   1,000,000.00   Purchase   Full                      1,695,000.00   00/00/0000         0
  59788604   2/1/2006     404,000.00     402,491.30   C/O Refi   Asset Only                  505,000.00   00/00/0000         0
  59814012   2/1/2006     596,000.00     596,000.00   Purchase   Full                        752,000.00   00/00/0000         0
  59862185   2/1/2006     712,400.00     712,400.00   Purchase   Full                        900,000.00   00/00/0000         0
  59926493   2/1/2006     249,000.00     248,219.56   R/T Refi   Asset Only                  330,000.00   00/00/0000         0
  59939892   2/1/2006     772,500.00     770,342.13   C/O Refi   Asset Only                1,030,000.00   00/00/0000         0
  60002003   3/1/2006   1,105,000.00   1,104,387.14   Purchase   Asset Only                1,700,000.00   00/00/0000         0
  60217288   2/1/2006     796,000.00     796,000.00   Purchase   Full                      1,000,000.00   00/00/0000         0
  60297389   2/1/2006     121,600.00     121,268.44   C/O Refi   Full                        152,000.00   00/00/0000         0
  60359288   3/1/2006     113,000.00     112,040.44   R/T Refi   Asset Only                  211,000.00   00/00/0000         0
  60566478   3/1/2006     681,000.00     681,000.00   Purchase   Full                        972,000.00   00/00/0000         0
  60622453   2/1/2006     808,400.00     804,524.63   R/T Refi   Asset Only                1,600,000.00   00/00/0000         0
  60648334   3/1/2006     135,500.00     135,155.56   Purchase   Asset Only                  281,000.00   00/00/0000         0
  60752276   2/1/2006     352,000.00     350,992.81   C/O Refi   Asset Only                  478,000.00   00/00/0000         0
  60788239   2/1/2006   1,500,000.00   1,495,809.92   C/O Refi   Asset Only                2,450,000.00   00/00/0000         0
  60837333   2/1/2006     186,000.00     185,467.80   C/O Refi   Asset Only                  405,000.00   00/00/0000         0
  60883907   2/1/2006     544,000.00     544,000.00   Purchase   Asset Only                  750,000.00   00/00/0000         0
  60911377   2/1/2006     474,600.00     474,600.00   Purchase   Full                        603,000.00   00/00/0000         0
  60932381   2/1/2006     450,000.00     450,000.00   Purchase   Asset Only                  600,000.00   00/00/0000         0
  61033486   2/1/2006     136,800.00     136,324.89   R/T Refi   Full                        144,000.00   00/00/0000         0
  61074381   2/1/2006     476,250.00     474,872.17   Purchase   Asset Only                  635,000.00   00/00/0000         0
  61428421   2/1/2006   1,275,000.00   1,272,574.16   Purchase   Full                      1,710,000.00   00/00/0000         0
  61532149   2/1/2006     318,750.00     318,199.58   Purchase   Asset Only                  425,000.00   00/00/0000         0
  61880118   3/1/2006     600,000.00     598,793.17   Purchase   Full                        750,000.00   00/00/0000         0
 144599388   2/1/2006   1,000,000.00     997,105.55   Purchase   Asset Only                2,200,000.00   00/00/0000         0
 144607728   2/1/2006     390,000.00     387,128.81   C/O Refi   Asset Only                  520,000.00   00/00/0000         0
 145047247   2/1/2006     450,000.00     450,000.00   C/O Refi   AUS                       1,150,000.00   00/00/0000         0
 145533642   3/1/2006     627,400.00     624,822.49   R/T Refi   Asset Only                  930,000.00   00/00/0000         0
 145785887   3/1/2006     581,945.00     578,877.79   R/T Refi   Asset Only                  975,000.00   00/00/0000         0
 145842571   2/1/2006     475,000.00     473,665.16   Purchase   AUS                       1,025,000.00   00/00/0000         0
 145988804   2/1/2006     611,250.00     607,374.75   Purchase   Asset Only                  830,000.00   00/00/0000         0
 145998993   2/1/2006     790,000.00     790,000.00   R/T Refi   Asset Only                1,525,000.00   00/00/0000         0
 146039714   2/1/2006     500,000.00     497,426.05   C/O Refi   Full                      1,220,000.00   00/00/0000         0
 146146592   2/1/2006     800,000.00     800,000.00   C/O Refi   Asset Only                1,250,000.00   00/00/0000         0
 146148754   2/1/2006     447,000.00     445,626.07   Purchase   AUS                         755,000.00   00/00/0000         0
 146338744   3/1/2006     480,000.00     478,626.52   Purchase   AUS                         810,000.00   00/00/0000         0
 146460498   2/1/2006     425,000.00     423,693.70   Purchase   AUS                         790,000.00   00/00/0000         0
 146472931   2/1/2006     137,900.00     136,500.63   C/O Refi   Asset Only                  200,000.00   00/00/0000         0
 146477203   2/1/2006     644,343.00     637,840.48   C/O Refi   AUS                         925,000.00   00/00/0000         0
 146491725   2/1/2006   1,271,250.00   1,265,902.64   Purchase   Full                      2,300,000.00   00/00/0000         0
 146493259   2/1/2006     600,000.00     597,535.05   C/O Refi   Asset Only                1,650,000.00   00/00/0000         0
 146627518   2/1/2006     500,000.00     498,463.18   C/O Refi   AUS                       1,000,000.00   00/00/0000         0
 146631072   2/1/2006     555,000.00     552,877.01   Purchase   AUS                         694,453.00   00/00/0000         0
 146643689   2/1/2006     500,000.00     497,426.05   C/O Refi   AUS                         865,000.00   00/00/0000         0
 146682653   2/1/2006     590,000.00     586,698.19   R/T Refi   Asset Only                  925,000.00   00/00/0000         0
 146687371   3/1/2006     423,834.00     422,946.84   C/O Refi   AUS                         821,000.00   00/00/0000         0
 146797667   2/1/2006     288,000.00     286,014.66   Purchase   Asset Only                  365,000.00   00/00/0000         0
 146809165   2/1/2006     650,000.00     647,265.87   R/T Refi   Full                      1,350,000.00   00/00/0000         0
 146817937   3/1/2006     516,000.00     516,000.00   Purchase   Asset Only                  645,000.00   00/00/0000         0
 146926035   2/1/2006   1,000,000.00     997,906.87   Purchase   Asset Only                1,525,000.00   00/00/0000         0
 146990171   3/1/2006     423,375.00     422,023.34   Purchase   AUS                         565,000.00   00/00/0000         0
 147089254   2/1/2006     519,225.00     515,742.21   C/O Refi   Asset Only                  692,300.00   00/00/0000         0
 147108294   2/1/2006     520,000.00     518,880.66   C/O Refi   AUS                       1,000,000.00   00/00/0000         0
 147140727   2/1/2006     600,000.00     597,535.05   C/O Refi   Asset Only                  935,000.00   00/00/0000         0
 147194054   2/1/2006     752,100.00     747,442.49   Purchase   Asset Only                1,080,000.00   00/00/0000         0
 147206643   2/1/2006     500,000.00     498,388.85   Purchase   AUS                         750,000.00   00/00/0000         0
 147218556   2/1/2006     683,200.00     681,952.27   Purchase   Full                        868,000.00   00/00/0000         0
 147224224   3/1/2006     482,000.00     480,367.02   R/T Refi   AUS                       2,150,000.00   00/00/0000         0
 147241103   2/1/2006     550,000.00     546,993.58   C/O Refi   AUS                         870,000.00   00/00/0000         0
 147241228   2/1/2006     549,080.00     546,770.34   Purchase   Asset Only                  742,000.00   00/00/0000         0
 147317564   3/1/2006   1,000,000.00     995,891.76   C/O Refi   Full                      1,680,000.00   00/00/0000         0
 147319982   3/1/2006     485,000.00     483,007.51   Purchase   AUS                         670,000.00   00/00/0000         0
 147329239   2/1/2006     451,000.00     449,147.17   C/O Refi   AUS                         870,000.00   00/00/0000         0
 147341044   2/1/2006     525,000.00     522,064.59   Purchase   Asset Only                1,330,000.00   00/00/0000         0
 147344915   2/1/2006   1,000,000.00     995,635.41   C/O Refi   Asset Only                1,550,000.00   00/00/0000         0
 147348148   2/1/2006     610,000.00     607,492.32   C/O Refi   AUS                       1,850,000.00   00/00/0000         0
 147357099   3/1/2006     460,000.00     457,459.34   C/O Refi   AUS                         850,000.00   00/00/0000         0
 147365662   2/1/2006     860,000.00     855,625.41   C/O Refi   Asset Only                2,750,000.00   00/00/0000         0
 147368567   3/1/2006     500,000.00     498,279.77   Purchase   AUS                         720,000.00   00/00/0000         0
 147377428   2/1/2006     442,145.00     440,412.84   R/T Refi   AUS                         635,000.00   00/00/0000         0
 147380323   2/1/2006     450,000.00     448,583.75   Purchase   AUS                         835,000.00   00/00/0000         0
 147383517   2/1/2006     482,500.00     481,016.97   Purchase   AUS                         680,000.00   00/00/0000         0
 147406441   3/1/2006   1,000,000.00     967,030.63   Purchase   Full                      1,500,000.00   00/00/0000         0
 147420046   2/1/2006     475,000.00     472,954.44   R/T Refi   AUS                         890,000.00   00/00/0000         0
 147433858   2/1/2006     471,300.00     469,363.78   R/T Refi   AUS                         601,000.00   00/00/0000         0
 147436844   2/1/2006     600,000.00     600,000.00   Purchase   Asset Only                1,128,000.00   00/00/0000         0
 147439087   2/1/2006     444,000.00     442,087.92   Purchase   Asset Only                  565,000.00   00/00/0000         0
 147451926   2/1/2006     562,500.00     561,403.77   R/T Refi   Asset Only                  750,000.00   00/00/0000         0
 147480289   2/1/2006     464,753.00     462,798.05   R/T Refi   AUS                         965,000.00   00/00/0000         0
 147488746   2/1/2006     583,000.00     580,429.92   R/T Refi   Asset Only                1,125,000.00   00/00/0000         0
 147492672   2/1/2006   1,500,000.00   1,493,690.48   Purchase   Full                      2,150,000.00   00/00/0000         0
 147493019   2/1/2006     500,000.00     497,748.80   Purchase   AUS                         730,000.00   00/00/0000         0
 147496707   2/1/2006     520,000.00     518,939.02   Purchase   AUS                         850,000.00   00/00/0000         0
 147499248   2/1/2006     542,100.00     535,397.00   C/O Refi   AUS                         695,000.00   00/00/0000         0
 147509855   2/1/2006     450,000.00     447,999.85   R/T Refi   AUS                       1,250,000.00   00/00/0000         0
 147527691   2/1/2006     446,712.00     445,338.95   R/T Refi   AUS                       1,050,000.00   00/00/0000         0
 147529226   3/1/2006     500,000.00     496,313.19   Purchase   AUS                         625,000.00   00/00/0000         0
 147529812   3/1/2006     520,000.00     517,812.70   R/T Refi   Asset Only                1,443,000.00   00/00/0000         0
 147534143   2/1/2006     393,000.00     391,116.00   C/O Refi   Asset Only                  525,000.00   00/00/0000         0
 147544597   3/1/2006     420,000.00     417,402.53   C/O Refi   Full                        560,000.00   00/00/0000         0
 147544654   2/1/2006     535,000.00     532,802.09   C/O Refi   AUS                         830,000.00   00/00/0000         0
 147545776   2/1/2006     546,400.00     542,583.57   Purchase   AUS                         685,000.00   00/00/0000         0
 147548606   2/1/2006     450,000.00     449,123.02   C/O Refi   Asset Only                  580,000.00   00/00/0000         0
 147549141   2/1/2006     492,000.00     490,414.65   Purchase   AUS                         615,000.00   00/00/0000         0
 147558605   2/1/2006     465,000.00     463,487.40   Purchase   AUS                         825,000.00   00/00/0000         0
 147568281   2/1/2006     470,000.00     467,884.52   R/T Refi   AUS                       1,110,000.00   00/00/0000         0
 147578454   3/1/2006     460,000.00     457,282.25   Purchase   AUS                         601,000.00   00/00/0000         0
 147579312   2/1/2006     525,944.00     523,294.72   Purchase   AUS                         710,000.00   00/00/0000         0
 147579783   2/1/2006     390,000.00     388,435.32   C/O Refi   Asset Only                  500,000.00   00/00/0000         0
 147584015   2/1/2006     436,000.00     434,166.02   R/T Refi   AUS                         780,000.00   00/00/0000         0
 147587489   2/1/2006     427,200.00     425,823.44   Purchase   AUS                         550,000.00   00/00/0000         0
 147589535   3/1/2006     600,000.00     596,591.38   Purchase   Asset Only                  950,000.00   00/00/0000         0
 147590509   2/1/2006     468,000.00     466,456.16   Purchase   AUS                         592,000.00   00/00/0000         0
 147600407   2/1/2006     430,000.00     427,451.23   Purchase   AUS                         545,000.00   00/00/0000         0
 147601074   3/1/2006     485,000.00     483,473.59   R/T Refi   AUS                       1,000,000.00   00/00/0000         0
 147603054   3/1/2006   1,960,000.00   1,953,975.68   R/T Refi   Full                      2,800,000.00   00/00/0000         0
 147607287   2/1/2006     432,000.00     430,225.22   Purchase   Asset Only                  540,000.00   00/00/0000         0
 147624324   2/1/2006     420,000.00     418,709.07   C/O Refi   AUS                         675,000.00   00/00/0000         0
 147626188   2/1/2006     419,800.00     418,034.16   Purchase   AUS                         527,000.00   00/00/0000         0
 147628689   2/1/2006     592,000.00     592,000.00   Purchase   Full                        746,000.00   00/00/0000         0
 147629349   2/1/2006     500,000.00     499,130.20   C/O Refi   Asset Only                1,380,000.00   00/00/0000         0
 147629687   2/1/2006     550,000.00     548,848.77   Purchase   AUS                       1,450,000.00   00/00/0000         0
 147631493   3/1/2006     520,000.00     518,937.07   Purchase   AUS                         650,000.00   00/00/0000         0
 147636088   2/1/2006     900,000.00     900,000.00   C/O Refi   Asset Only                1,600,000.00   00/00/0000         0
 147637623   2/1/2006     332,000.00     330,250.17   Purchase   Asset Only                  425,000.00   00/00/0000         0
 147655609   2/1/2006     597,000.00     594,488.77   R/T Refi   Asset Only                1,080,000.00   00/00/0000         0
 147660179   2/1/2006   1,000,000.00     995,891.76   Purchase   Full                      1,299,000.00   00/00/0000         0
 147668016   2/1/2006     450,000.00     448,583.75   C/O Refi   AUS                         820,000.00   00/00/0000         0
 147679013   2/1/2006     492,000.00     489,406.87   R/T Refi   AUS                         615,000.00   00/00/0000         0
 147685671   2/1/2006     650,000.00     646,994.77   C/O Refi   Asset Only                  840,000.00   00/00/0000         0
 147695258   2/1/2006     550,000.00     547,686.47   R/T Refi   AUS                       1,500,000.00   00/00/0000         0
 147699623   2/1/2006     524,000.00     521,795.83   C/O Refi   AUS                         655,000.00   00/00/0000         0
 147703995   2/1/2006     600,000.00     574,875.00   Purchase   Full                      1,070,000.00   00/00/0000         0
 147705313   3/1/2006     515,000.00     512,178.84   C/O Refi   AUS                         975,000.00   00/00/0000         0
 147706246   2/1/2006     500,000.00     500,000.00   C/O Refi   AUS                         800,000.00   00/00/0000         0
 147714448   2/1/2006     450,000.00     448,107.13   Purchase   AUS                         925,000.00   00/00/0000         0
 147722508   3/1/2006     457,600.00     456,664.62   C/O Refi   AUS                       1,008,000.00   00/00/0000         0
 147728109   2/1/2006     796,000.00     792,651.73   Purchase   Full                      1,060,000.00   00/00/0000         0
 147728653   3/1/2006     462,500.00     460,599.90   R/T Refi   AUS                         760,000.00   00/00/0000         0
 147730857   3/1/2006     381,820.00     380,618.31   C/O Refi   Asset Only                  538,000.00   00/00/0000         0
 147731194   2/1/2006     447,200.00     446,285.88   Purchase   AUS                         560,000.00   00/00/0000         0
 147733067   3/1/2006     535,500.00     533,300.03   C/O Refi   AUS                         950,000.00   00/00/0000         0
 147735542   3/1/2006     480,000.00     477,980.95   Purchase   AUS                         770,000.00   00/00/0000         0
 147750533   3/1/2006     429,200.00     427,518.15   Purchase   AUS                         537,000.00   00/00/0000         0
 147751952   2/1/2006     500,000.00     497,945.88   Purchase   AUS                         625,000.00   00/00/0000         0
 147768931   2/1/2006     479,920.00     477,901.26   Purchase   AUS                         625,000.00   00/00/0000         0
 147770242   2/1/2006     550,000.00     547,740.46   C/O Refi   AUS                       1,000,000.00   00/00/0000         0
 147772727   3/1/2006     507,050.00     504,966.89   Purchase   AUS                         639,000.00   00/00/0000         0
 147773782   2/1/2006     450,000.00     447,974.57   C/O Refi   AUS                         915,000.00   00/00/0000         0
 147780399   2/1/2006     500,000.00     497,945.88   C/O Refi   AUS                         675,000.00   00/00/0000         0
 147786446   2/1/2006     990,000.00     985,932.83   R/T Refi   Asset Only                1,850,000.00   00/00/0000         0
 147792592   2/1/2006     504,000.00     496,924.48   Purchase   AUS                         630,000.00   00/00/0000         0
 147807523   2/1/2006   1,000,000.00     995,891.76   R/T Refi   Asset Only                2,200,000.00   00/00/0000         0
 147808596   2/1/2006     425,000.00     423,212.28   C/O Refi   AUS                       1,200,000.00   00/00/0000         0
 147811467   2/1/2006     400,000.00     398,118.43   C/O Refi   AUS                         515,000.00   00/00/0000         0
 147811517   3/1/2006     500,000.00     496,396.01   Purchase   Full                      1,250,000.00   00/00/0000         0
 147828164   3/1/2006     463,200.00     460,703.38   Purchase   AUS                         580,000.00   00/00/0000         0
 147829709   2/1/2006     459,600.00     457,209.40   Purchase   AUS                         585,000.00   00/00/0000         0
 147829808   2/1/2006     791,000.00     791,000.00   Purchase   Asset Only                  990,000.00   00/00/0000         0
 147834824   2/1/2006   1,425,000.00   1,420,620.05   R/T Refi   Full                      1,800,000.00   00/00/0000         0
 147853592   3/1/2006     446,000.00     444,167.73   R/T Refi   AUS                         646,000.00   00/00/0000         0
 147855019   2/1/2006     940,000.00     940,000.00   Purchase   Full                      1,600,000.00   00/00/0000         0
 147864987   2/1/2006     540,000.00     537,482.43   Purchase   AUS                         690,000.00   00/00/0000         0
 147867295   2/1/2006     460,000.00     458,110.19   C/O Refi   AUS                         860,000.00   00/00/0000         0
 147882062   2/1/2006     431,250.00     429,639.53   C/O Refi   Asset Only                  575,000.00   00/00/0000         0
 147886667   2/1/2006     448,000.00     448,000.00   R/T Refi   Asset Only                  618,000.00   00/00/0000         0
 147899892   2/1/2006   1,000,000.00     995,591.58   Purchase   Asset Only                1,475,000.00   00/00/0000         0
 147911762   2/1/2006     419,250.00     417,486.48   C/O Refi   Asset Only                  645,000.00   00/00/0000         0
 147912505   2/1/2006     453,500.00     452,072.71   R/T Refi   AUS                         610,000.00   00/00/0000         0
 147912851   2/1/2006   1,500,000.00   1,496,800.00   R/T Refi   Full                      2,200,000.00   00/00/0000         0
 147913453   2/1/2006     563,400.00     563,400.00   Purchase   Full                        650,000.00   00/00/0000         0
 147915284   2/1/2006     805,000.00     803,741.24   C/O Refi   Full                      1,100,000.00   00/00/0000         0
 147918213   3/1/2006     460,000.00     458,552.27   Purchase   AUS                         660,000.00   00/00/0000         0
 147918833   2/1/2006     521,600.00     518,850.85   Purchase   Full                        680,000.00   00/00/0000         0
 147937353   3/1/2006     555,000.00     552,447.89   Purchase   AUS                         850,000.00   00/00/0000         0
 147945554   2/1/2006     544,000.00     542,405.67   Purchase   AUS                         875,000.00   00/00/0000         0
 147945638   2/1/2006     552,265.00     550,567.23   C/O Refi   Asset Only                  850,000.00   00/00/0000         0
 147950612   2/1/2006     550,000.00     549,871.09   C/O Refi   Asset Only                  715,000.00   00/00/0000         0
 147955686   2/1/2006     400,000.00     398,770.52   C/O Refi   Income Only                 500,000.00   00/00/0000         0
 147967095   2/1/2006     444,200.00     442,459.78   R/T Refi   Asset Only                  564,000.00   00/00/0000         0
 147970149   2/1/2006     468,750.00     467,309.21   C/O Refi   Asset Only                  625,000.00   00/00/0000         0
 147976021   2/1/2006   1,072,000.00   1,068,705.04   Purchase   Full                      1,370,000.00   00/00/0000         0
 147976948   2/1/2006     465,000.00     463,570.73   Purchase   AUS                         665,000.00   00/00/0000         0
 147978597   2/1/2006     550,000.00     548,388.09   Purchase   AUS                       1,100,000.00   00/00/0000         0
 147981302   2/1/2006     500,000.00     497,945.88   C/O Refi   AUS                       1,705,000.00   00/00/0000         0
 147983779   2/1/2006     450,000.00     438,518.70   Purchase   AUS                       1,100,000.00   00/00/0000         0
 147986285   2/1/2006     460,000.00     458,065.06   Purchase   AUS                         575,000.00   00/00/0000         0
 147986913   3/1/2006   1,000,000.00     999,000.00   Purchase   Full                      1,385,000.00   00/00/0000         0
 147988505   3/1/2006     452,000.00     452,000.00   Purchase   Full                        650,000.00   00/00/0000         0
 147990832   2/1/2006     393,750.00     392,207.43   C/O Refi   Asset Only                  525,000.00   00/00/0000         0
 147992903   2/1/2006     465,000.00     463,178.30   R/T Refi   Asset Only                  590,000.00   00/00/0000         0
 147997555   2/1/2006     395,000.00     393,377.22   C/O Refi   AUS                         560,000.00   00/00/0000         0
 147999387   2/1/2006     480,000.00     478,626.52   C/O Refi   AUS                         755,000.00   00/00/0000         0
 148001845   2/1/2006     511,000.00     509,955.47   Purchase   AUS                         815,000.00   00/00/0000         0
 148006307   2/1/2006     424,000.00     422,216.50   Purchase   AUS                         530,000.00   00/00/0000         0
 148009616   3/1/2006     450,000.00     448,151.29   C/O Refi   AUS                         750,000.00   00/00/0000         0
 148010465   2/1/2006     430,000.00     428,394.16   Purchase   AUS                         630,000.00   00/00/0000         0
 148013956   2/1/2006     550,000.00     545,060.47   C/O Refi   AUS                         898,000.00   00/00/0000         0
 148031685   2/1/2006     545,000.00     542,760.98   C/O Refi   Asset Only                  687,000.00   00/00/0000         0
 148032196   2/1/2006     488,700.00     486,692.28   Purchase   AUS                         800,000.00   00/00/0000         0
 148042906   2/1/2006     549,657.00     548,585.79   C/O Refi   Asset Only                  985,000.00   00/00/0000         0
 148043045   2/1/2006     544,000.00     542,327.93   Purchase   AUS                         680,000.00   00/00/0000         0
 148046303   2/1/2006     441,000.00     438,430.88   C/O Refi   AUS                         765,000.00   00/00/0000         0
 148052848   2/1/2006     437,600.00     436,286.53   C/O Refi   AUS                         547,000.00   00/00/0000         0
 148073356   2/1/2006     650,000.00     648,763.28   Purchase   AUS                       1,181,000.00   00/00/0000         0
 148078793   2/1/2006     420,000.00     413,683.25   R/T Refi   AUS                       1,450,000.00   00/00/0000         0
 148082217   2/1/2006     548,000.00     546,315.64   Purchase   AUS                         700,000.00   00/00/0000         0
 148090137   2/1/2006     420,000.00     418,739.36   C/O Refi   AUS                         575,000.00   00/00/0000         0
 148102809   2/1/2006     512,532.00     510,956.63   Purchase   AUS                         655,000.00   00/00/0000         0
 148109861   2/1/2006     319,000.00     318,042.52   C/O Refi   Asset Only                  450,000.00   00/00/0000         0
 148120348   2/1/2006     630,000.00     628,282.14   Purchase   Asset Only                  705,000.00   00/00/0000         0
 148121445   2/1/2006     520,000.00     517,863.71   Purchase   AUS                         654,000.00   00/00/0000         0
 148122112   3/1/2006     470,000.00     468,654.75   Purchase   AUS                         660,000.00   00/00/0000         0
 148132798   3/1/2006     516,300.00     515,136.14   C/O Refi   AUS                       1,250,000.00   00/00/0000         0
 148135353   4/1/2006     500,000.00     494,498.70   C/O Refi   AUS                         890,000.00   00/00/0000         0
 148140593   2/1/2006     487,000.00     485,301.67   C/O Refi   AUS                         975,000.00   00/00/0000         0
 148141278   2/1/2006     780,000.00     179,813.12   Purchase   Full                        975,000.00   00/00/0000         0
 148147234   2/1/2006   1,000,000.00     995,987.99   R/T Refi   Full                      1,250,000.00   00/00/0000         0
 148150907   2/1/2006     465,000.00     461,942.97   C/O Refi   Asset Only                1,066,000.00   00/00/0000         0
 148151665   2/1/2006     454,400.00     453,003.34   Purchase   AUS                         570,000.00   00/00/0000         0
 148151855   2/1/2006     480,000.00     478,028.02   C/O Refi   AUS                         600,000.00   00/00/0000         0
 148156573   2/1/2006     456,073.00     454,736.37   C/O Refi   AUS                         675,000.00   00/00/0000         0
 148160948   3/1/2006     506,332.00     504,775.71   C/O Refi   AUS                         688,000.00   00/00/0000         0
 148162043   2/1/2006     596,000.00     593,492.99   Purchase   AUS                         799,000.00   00/00/0000         0
 148163157   3/1/2006     467,900.00     465,931.83   Purchase   AUS                         590,000.00   00/00/0000         0
 148163884   2/1/2006     375,000.00     373,565.58   C/O Refi   Asset Only                  500,000.00   00/00/0000         0
 148165087   2/1/2006     854,000.00     850,407.77   Purchase   Full                      1,220,000.00   00/00/0000         0
 148170822   2/1/2006     464,000.00     462,182.19   R/T Refi   AUS                         650,000.00   00/00/0000         0
 148177116   3/1/2006     442,000.00     440,608.91   Purchase   AUS                         557,000.00   00/00/0000         0
 148193162   2/1/2006     424,000.00     422,298.90   Purchase   AUS                         542,000.00   00/00/0000         0
 148196686   2/1/2006     520,000.00     517,812.70   Purchase   AUS                         650,000.00   00/00/0000         0
 148202526   2/1/2006   1,000,000.00     996,082.37   Purchase   Asset Only                1,925,000.00   00/00/0000         0
 148214257   3/1/2006     504,000.00     501,916.90   C/O Refi   Income Only                 720,000.00   00/00/0000         0
 148218316   3/1/2006     548,000.00     548,000.00   C/O Refi   Full                        755,000.00   00/00/0000         0
 148218357   2/1/2006     526,900.00     525,873.14   C/O Refi   AUS                       1,850,000.00   00/00/0000         0
 148233802   2/1/2006     505,000.00     505,000.00   C/O Refi   AUS                         640,000.00   00/00/0000         0
 148234131   2/1/2006     520,000.00     517,751.79   C/O Refi   AUS                         650,000.00   00/00/0000         0
 148242043   2/1/2006     500,000.00     499,001.99   C/O Refi   AUS                         700,000.00   00/00/0000         0
 148248453   3/1/2006     512,000.00     510,292.70   Purchase   AUS                         675,000.00   00/00/0000         0
 148255045   2/1/2006     448,000.00     446,202.62   R/T Refi   Asset Only                  570,000.00   00/00/0000         0
 148263437   3/1/2006     475,000.00     473,540.01   C/O Refi   AUS                         650,000.00   00/00/0000         0
 148265127   2/1/2006     451,000.00     449,147.17   Purchase   AUS                         587,000.00   00/00/0000         0
 148269343   3/1/2006     425,000.00     423,754.42   C/O Refi   AUS                         750,000.00   00/00/0000         0
 148279995   2/1/2006     500,000.00     498,498.94   Purchase   Asset Only                  635,000.00   00/00/0000         0
 148289473   2/1/2006     493,000.00     490,084.04   C/O Refi   AUS                         640,000.00   00/00/0000         0
 148295348   2/1/2006     550,000.00     550,000.00   C/O Refi   Asset Only                  710,000.00   00/00/0000         0
 148295736   3/1/2006     540,000.00     537,884.47   Purchase   AUS                         675,000.00   00/00/0000         0
 148299852   2/1/2006     500,000.00     497,945.88   R/T Refi   AUS                       1,100,000.00   00/00/0000         0
 148305956   2/1/2006     893,000.00     892,600.00   C/O Refi   Asset Only                1,280,000.00   00/00/0000         0
 148306111   2/1/2006     600,000.00     598,323.97   C/O Refi   Income Only                 970,000.00   00/00/0000         0
 148309602   3/1/2006     470,400.00     469,021.36   Purchase   AUS                         590,000.00   00/00/0000         0
 148309933   2/1/2006     440,000.00     438,647.59   R/T Refi   AUS                         550,000.00   00/00/0000         0
 148310022   2/1/2006     435,000.00     433,295.82   C/O Refi   AUS                         925,000.00   00/00/0000         0
 148314347   2/1/2006     510,000.00     509,640.80   R/T Refi   Asset Only                  810,000.00   00/00/0000         0
 148314727   2/1/2006     542,500.00     540,271.26   R/T Refi   AUS                         680,000.00   00/00/0000         0
 148315567   2/1/2006     511,000.00     510,004.14   C/O Refi   AUS                         875,000.00   00/00/0000         0
 148317241   2/1/2006     648,000.00     646,054.78   C/O Refi   AUS                         825,000.00   00/00/0000         0
 148321532   2/1/2006     520,000.00     518,401.70   Purchase   AUS                         650,000.00   00/00/0000         0
 148323694   2/1/2006     450,000.00     448,616.86   C/O Refi   AUS                         590,000.00   00/00/0000         0
 148327893   2/1/2006     686,000.00     686,000.00   R/T Refi   Full                        860,000.00   00/00/0000         0
 148329386   2/1/2006     900,000.00     899,909.56   Purchase   Asset Only                1,200,000.00   00/00/0000         0
 148330194   2/1/2006     438,000.00     436,653.73   C/O Refi   AUS                         730,000.00   00/00/0000         0
 148333073   2/1/2006     400,000.00     397,580.75   C/O Refi   Income Only                 510,000.00   00/00/0000         0
 148338163   3/1/2006     544,000.00     544,000.00   Purchase   Full                        690,000.00   00/00/0000         0
 148339765   2/1/2006     432,000.00     432,000.00   Purchase   Full                        540,000.00   00/00/0000         0
 148346448   2/1/2006     468,000.00     468,000.00   C/O Refi   AUS                         720,000.00   00/00/0000         0
 148351232   2/1/2006     455,000.00     453,728.81   C/O Refi   AUS                         727,000.00   00/00/0000         0
 148355431   2/1/2006     526,400.00     524,407.53   Purchase   AUS                         660,000.00   00/00/0000         0
 148355464   2/1/2006     813,550.00     813,550.00   Purchase   Asset Only                1,143,000.00   00/00/0000         0
 148357734   3/1/2006     524,000.00     521,947.15   Purchase   AUS                         660,000.00   00/00/0000         0
 148366487   2/1/2006     560,000.00     558,278.74   Purchase   AUS                         785,000.00   00/00/0000         0
 148376536   3/1/2006     475,000.00     473,640.84   C/O Refi   AUS                         740,000.00   00/00/0000         0
 148384324   2/1/2006     515,000.00     515,000.00   Purchase   AUS                         660,000.00   00/00/0000         0
 148385685   2/1/2006     630,000.00     630,000.00   C/O Refi   Asset Only                1,200,000.00   00/00/0000         0
 148387178   2/1/2006     590,000.00     588,270.85   C/O Refi   AUS                       1,650,000.00   00/00/0000         0
 148393465   2/1/2006     460,000.00     460,000.00   Purchase   AUS                         575,000.00   00/00/0000         0
 148398928   2/1/2006     492,000.00     490,487.76   C/O Refi   AUS                         800,000.00   00/00/0000         0
 148399629   2/1/2006     650,000.00     647,453.53   Purchase   Asset Only                  900,000.00   00/00/0000         0
 148407174   2/1/2006     430,000.00     428,798.82   C/O Refi   AUS                         645,000.00   00/00/0000         0
 148418791   2/1/2006     460,327.00     459,012.22   C/O Refi   AUS                         635,000.00   00/00/0000         0
 148419179   3/1/2006     525,000.00     523,386.32   R/T Refi   Full                      1,500,000.00   00/00/0000         0
 148423536   3/1/2006     539,950.00     538,290.39   Purchase   AUS                         685,000.00   00/00/0000         0
 148424823   2/1/2006     440,000.00     437,401.10   C/O Refi   Income Only                 565,000.00   00/00/0000         0
 148428469   2/1/2006     438,000.00     436,284.06   C/O Refi   AUS                         742,000.00   00/00/0000         0
 148430192   2/1/2006     460,000.00     458,065.06   Purchase   AUS                         595,000.00   00/00/0000         0
 148431513   2/1/2006     585,000.00     585,000.00   Purchase   Full                        780,000.00   00/00/0000         0
 148433881   2/1/2006     746,000.00     746,000.00   R/T Refi   Asset Only                  950,000.00   00/00/0000         0
 148440688   2/1/2006     445,000.00     443,214.67   C/O Refi   Asset Only                  560,000.00   00/00/0000         0
 148441694   2/1/2006     634,000.00     634,000.00   C/O Refi   Asset Only                  840,000.00   00/00/0000         0
 148455702   2/1/2006     620,000.00     618,702.24   C/O Refi   Asset Only                1,100,000.00   00/00/0000         0
 148459662   2/1/2006     412,000.00     410,763.39   C/O Refi   Asset Only                  515,000.00   00/00/0000         0
 148470693   2/1/2006     425,000.00     423,850.20   Purchase   AUS                         706,000.00   00/00/0000         0
 148472897   2/1/2006     520,000.00     518,363.45   Purchase   AUS                         665,000.00   00/00/0000         0
 148480098   3/1/2006     479,000.00     476,527.71   Purchase   AUS                         620,000.00   00/00/0000         0
 148489214   2/1/2006     500,000.00     498,087.43   Purchase   AUS                       1,060,000.00   00/00/0000         0
 148490139   3/1/2006   1,000,000.00     997,206.61   R/T Refi   Full                      2,050,000.00   00/00/0000         0
 148493083   2/1/2006   1,256,250.00   1,252,568.27   R/T Refi   Full                      1,675,000.00   00/00/0000         0
 148493893   2/1/2006     546,750.00     545,734.51   Purchase   AUS                         730,000.00   00/00/0000         0
 148500119   2/1/2006     391,000.00     389,826.40   C/O Refi   Asset Only                  543,000.00   00/00/0000         0
 148507692   3/1/2006     484,000.00     483,033.93   Purchase   AUS                         605,000.00   00/00/0000         0
 148511579   3/1/2006     500,000.00     498,499.23   Purchase   AUS                         650,000.00   00/00/0000         0
 148515638   4/1/2006     500,000.00     498,463.18   C/O Refi   AUS                         750,000.00   00/00/0000         0
 148525769   2/1/2006     420,000.00     418,909.03   C/O Refi   Asset Only                  560,000.00   00/00/0000         0
 148530942   2/1/2006     420,000.00     418,709.07   Purchase   AUS                         540,000.00   00/00/0000         0
 148537236   2/1/2006     440,000.00     438,710.47   C/O Refi   AUS                         550,000.00   00/00/0000         0
 148545254   2/1/2006   1,000,000.00     997,138.60   C/O Refi   Full                      1,400,000.00   00/00/0000         0
 148557234   2/1/2006     550,000.00     548,463.63   C/O Refi   AUS                       1,000,000.00   00/00/0000         0
 148587942   2/1/2006     400,000.00     398,882.64   C/O Refi   Asset Only                  540,000.00   00/00/0000         0
 148590938   2/1/2006     500,000.00     498,463.18   Purchase   AUS                         925,000.00   00/00/0000         0
 148592041   2/1/2006     440,000.00     437,401.10   C/O Refi   Income Only                 550,000.00   00/00/0000         0
 148597248   2/1/2006   1,100,000.00   1,094,469.66   Purchase   Full                      1,505,000.00   00/00/0000         0
 148602584   2/1/2006     473,653.00     472,090.54   Purchase   AUS                         630,000.00   00/00/0000         0
 148612203   2/1/2006     500,000.00     499,001.99   C/O Refi   Asset Only                  777,000.00   00/00/0000         0
 148614969   2/1/2006     479,010.00     478,078.51   C/O Refi   AUS                         640,000.00   00/00/0000         0
 148621543   2/1/2006     430,500.00     428,992.92   R/T Refi   AUS                       1,200,000.00   00/00/0000         0
 148629215   2/1/2006     400,000.00     398,384.22   C/O Refi   Asset Only                  550,000.00   00/00/0000         0
 148629686   2/1/2006     483,000.00     481,546.10   R/T Refi   Asset Only                  650,000.00   00/00/0000         0
 148629801   2/1/2006     439,200.00     437,912.81   Purchase   AUS                         550,000.00   00/00/0000         0
 148638596   3/1/2006     442,500.00     441,678.12   Purchase   AUS                         600,000.00   00/00/0000         0
 148641145   2/1/2006     500,000.00     498,463.18   C/O Refi   AUS                         820,000.00   00/00/0000         0
 148645435   2/1/2006     454,000.00     452,115.60   C/O Refi   Asset Only                  670,000.00   00/00/0000         0
 148655152   3/1/2006     295,000.00     294,155.88   Purchase   Full                        295,000.00   00/00/0000         0
 148656564   2/1/2006   1,000,000.00     998,097.38   Purchase   Full                      1,401,000.00   00/00/0000         0
 148676596   2/1/2006     419,000.00     417,742.37   Purchase   Full                        530,000.00   00/00/0000         0
 148678105   3/1/2006     449,600.00     448,218.08   C/O Refi   AUS                         562,000.00   00/00/0000         0
 148696057   3/1/2006     540,000.00     538,300.48   Purchase   AUS                         710,000.00   00/00/0000         0
 148700149   2/1/2006   1,000,000.00     997,069.27   Purchase   Full                      1,440,000.00   00/00/0000         0
 148712524   2/1/2006     480,000.00     479,064.54   Purchase   AUS                         660,000.00   00/00/0000         0
 148717663   3/1/2006     520,000.00     516,505.79   C/O Refi   AUS                         740,000.00   00/00/0000         0
 148729965   2/1/2006     480,000.00     479,014.28   C/O Refi   AUS                         600,000.00   00/00/0000         0
 148730922   2/1/2006     735,000.00     735,000.00   C/O Refi   Asset Only                1,175,000.00   00/00/0000         0
 148739865   2/1/2006     480,000.00     479,200.00   C/O Refi   Asset Only                  615,000.00   00/00/0000         0
 148742372   2/1/2006     515,350.00     513,875.39   C/O Refi   Income Only                 725,000.00   00/00/0000         0
 148746373   2/1/2006     999,999.00     999,999.00   C/O Refi   Asset Only                1,450,000.00   00/00/0000         0
 148751738   2/1/2006     500,000.00     498,499.24   Purchase   AUS                         625,000.00   00/00/0000         0
 148752439   2/1/2006     540,000.00     537,348.83   C/O Refi   Income Only                 730,000.00   00/00/0000         0
 148752454   2/1/2006     397,500.00     396,238.94   C/O Refi   Asset Only                  530,000.00   00/00/0000         0
 148754609   2/1/2006     645,000.00     643,772.80   R/T Refi   AUS                       1,400,000.00   00/00/0000         0
 148771157   2/1/2006   1,785,000.00   1,779,768.65   R/T Refi   Full                      2,600,000.00   00/00/0000         0
 148777642   3/1/2006     475,000.00     468,974.15   C/O Refi   AUS                       1,200,000.00   00/00/0000         0
 148779903   3/1/2006     487,500.00     486,526.45   C/O Refi   AUS                         775,000.00   00/00/0000         0
 148780695   2/1/2006   1,000,000.00     998,004.00   Purchase   Asset Only                1,915,000.00   00/00/0000         0
 148791528   2/1/2006     424,000.00     423,153.69   R/T Refi   AUS                         530,000.00   00/00/0000         0
 148819337   2/1/2006     999,999.00     999,999.00   Purchase   Asset Only                1,950,000.00   00/00/0000         0
 148827017   2/1/2006     490,000.00     488,529.27   C/O Refi   AUS                         765,000.00   00/00/0000         0
 148831555   3/1/2006   1,263,750.00   1,253,643.80   Purchase   Full                      1,750,000.00   00/00/0000         0
 148837651   2/1/2006     463,000.00     460,672.24   R/T Refi   Asset Only                  852,000.00   00/00/0000         0
 148841703   2/1/2006     527,282.00     525,773.24   Purchase   AUS                         755,000.00   00/00/0000         0
 148868284   2/1/2006     466,000.00     465,091.83   Purchase   AUS                         600,000.00   00/00/0000         0
 148881931   2/1/2006     440,000.00     438,130.48   R/T Refi   Asset Only                  550,000.00   00/00/0000         0
 148887714   2/1/2006     480,000.00     478,416.59   C/O Refi   AUS                         695,000.00   00/00/0000         0
 148901903   2/1/2006     400,000.00     398,935.39   C/O Refi   AUS                         510,000.00   00/00/0000         0
 148914567   2/1/2006     500,000.00     498,516.28   Purchase   AUS                       1,060,000.00   00/00/0000         0
 148919616   2/1/2006     540,000.00     540,000.00   C/O Refi   Asset Only                  675,000.00   00/00/0000         0
 148921125   2/1/2006     479,920.00     478,513.47   Purchase   AUS                         600,000.00   00/00/0000         0
 148923451   2/1/2006     740,000.00     736,099.77   C/O Refi   Asset Only                1,150,000.00   00/00/0000         0
 148933088   2/1/2006     469,000.00     467,118.39   C/O Refi   Asset Only                  790,000.00   00/00/0000         0
 148948722   2/1/2006   1,000,000.00     996,998.51   Purchase   Full                      1,250,000.00   00/00/0000         0
 148986235   2/1/2006     420,000.00     419,181.48   Purchase   AUS                         532,000.00   00/00/0000         0
 149008633   2/1/2006     500,000.00     498,959.87   Purchase   AUS                         755,000.00   00/00/0000         0
 149012833   2/1/2006     999,999.00     999,999.00   Purchase   Full                      1,250,000.00   00/00/0000         0
 149040073   3/1/2006     382,000.00     379,552.46   C/O Refi   AUS                         525,000.00   00/00/0000         0
 149040594   2/1/2006     459,250.00     457,935.90   Purchase   AUS                         630,000.00   00/00/0000         0
 149042228   2/1/2006     525,000.00     523,497.76   R/T Refi   AUS                       1,150,000.00   00/00/0000         0
 149042475   2/1/2006     442,500.00     441,161.08   C/O Refi   AUS                         590,000.00   00/00/0000         0
 149044422   2/1/2006     647,000.00     645,148.66   C/O Refi   AUS                         925,000.00   00/00/0000         0
 149049819   2/1/2006     520,000.00     519,010.63   R/T Refi   AUS                         965,000.00   00/00/0000         0
 149054181   2/1/2006     405,000.00     402,963.85   C/O Refi   Income Only                 559,000.00   00/00/0000         0
 149054876   2/1/2006     531,500.00     530,464.17   Purchase   AUS                         685,000.00   00/00/0000         0
 149063844   3/1/2006     473,380.00     472,045.92   Purchase   AUS                         592,000.00   00/00/0000         0
 149073561   3/1/2006     425,000.00     424,229.50   Purchase   AUS                         726,500.00   00/00/0000         0
 149081341   2/1/2006     420,000.00     419,200.88   Purchase   AUS                         565,000.00   00/00/0000         0
 149096539   2/1/2006     433,000.00     432,195.77   R/T Refi   AUS                         950,000.00   00/00/0000         0
 149113771   2/1/2006     384,000.00     382,459.42   C/O Refi   Income Only                 480,000.00   00/00/0000         0
 149130973   3/1/2006     504,000.00     503,048.13   Purchase   AUS                         730,000.00   00/00/0000         0
 149140048   2/1/2006     500,000.00     498,636.59   C/O Refi   AUS                         910,000.00   00/00/0000         0
 149145278   2/1/2006     440,000.00     438,146.36   C/O Refi   Income Only                 750,000.00   00/00/0000         0
 149180689   2/1/2006     500,000.00     499,093.52   R/T Refi   AUS                       1,000,000.00   00/00/0000         0
 149207284   2/1/2006     535,000.00     532,712.46   C/O Refi   AUS                         800,000.00   00/00/0000         0
 149218117   3/1/2006     459,622.00     458,808.74   Purchase   Asset Only                  620,000.00   00/00/0000         0
 149235103   2/1/2006     490,000.00     489,067.70   C/O Refi   Asset Only                  880,000.00   00/00/0000         0
 149241762   2/1/2006     507,500.00     506,579.93   R/T Refi   Asset Only                  715,000.00   00/00/0000         0
 149253981   2/1/2006     553,000.00     551,972.88   Purchase   AUS                         950,000.00   00/00/0000         0
 149270266   2/1/2006     718,000.00     715,740.31   C/O Refi   Full                      2,800,000.00   00/00/0000         0
 149275281   2/1/2006     528,000.00     527,088.24   Purchase   Asset Only                  660,000.00   00/00/0000         0
 149283723   3/1/2006     490,000.00     485,057.28   R/T Refi   AUS                         676,000.00   00/00/0000         0
 149315673   2/1/2006     430,000.00     429,239.14   Purchase   Asset Only                  594,000.00   00/00/0000         0
 149331498   2/1/2006     500,000.00     499,136.58   Purchase   Asset Only                  645,000.00   00/00/0000         0
 149340051   3/1/2006     439,900.00     439,082.95   R/T Refi   AUS                       1,300,000.00   00/00/0000         0
 149368359   2/1/2006     435,880.00     434,829.50   C/O Refi   AUS                         585,000.00   00/00/0000         0
 149409484   2/1/2006     430,000.00     429,220.43   C/O Refi   AUS                         594,000.00   00/00/0000         0
 149409682   3/1/2006     448,320.00     447,425.15   Purchase   AUS                         571,500.00   00/00/0000         0
 149484065   3/1/2006     472,000.00     471,164.82   C/O Refi   AUS                         590,000.00   00/00/0000         0
 149489486   2/1/2006     571,500.00     570,412.64   Purchase   AUS                         762,000.00   00/00/0000         0
 149503807   3/1/2006     479,900.00     479,050.84   Purchase   Asset Only                  600,000.00   00/00/0000         0
 149510307   2/1/2006     452,000.00     451,219.47   C/O Refi   Asset Only                  565,000.00   00/00/0000         0
  29890217   2/1/2006   1,500,000.00   1,495,497.68   Purchase   FAD(Full or Alt or AUS)   2,100,000.00   00/00/0000         0
  31614985   2/1/2006   1,000,000.00     997,138.63   R/T Refi   FAD(Full or Alt or AUS)   1,950,000.00   00/00/0000         0
  32146383   3/1/2006   1,339,950.00   1,336,034.94   Purchase   FAD(Full or Alt or AUS)   1,950,000.00   00/00/0000         0
 143875995   2/1/2006     627,000.00     624,925.55   C/O Refi   NIV                         836,000.00   00/00/0000         0
 143906287   2/1/2006   1,000,000.00     996,543.80   R/T Refi   FAD(Full or Alt or AUS)   2,700,000.00   00/00/0000         0
 143960557   2/1/2006     585,000.00     585,000.00   C/O Refi   NIV                         790,000.00   00/00/0000         0
 144023298   3/1/2006     690,000.00     688,025.65   C/O Refi   NIV                       1,295,000.00   00/00/0000         0
 144023769   2/1/2006   1,000,000.00     989,412.83   R/T Refi   FAD(Full or Alt or AUS)   2,250,000.00   00/00/0000         0
 144078672   2/1/2006     747,500.00     746,360.22   C/O Refi   NIV                       1,150,000.00   00/00/0000         0
 144168812   2/1/2006     540,000.00     538,454.84   R/T Refi   NIV                         775,000.00   00/00/0000         0
 144171345   2/1/2006   1,375,000.00   1,370,672.56   R/T Refi   FAD(Full or Alt or AUS)   3,750,000.00   00/00/0000         0
 144176005   2/1/2006   1,000,000.00     995,891.76   R/T Refi   NIV                       3,000,000.00   00/00/0000         0
 144180379   2/1/2006     500,000.00     498,087.43   C/O Refi   NIV                         975,000.00   00/00/0000         0
 144190931   3/1/2006     465,000.00     465,000.00   C/O Refi   NIV                         955,000.00   00/00/0000         0
 144194198   3/1/2006     577,500.00     577,500.00   C/O Refi   NIV                         770,000.00   00/00/0000         0
 144200466   2/1/2006     595,000.00     594,947.65   C/O Refi   NIV                         850,000.00   00/00/0000         0
 144203916   2/1/2006     535,000.00     534,505.94   R/T Refi   NIV                         765,000.00   00/00/0000         0
 144204765   2/1/2006     581,250.00     579,776.63   C/O Refi   NIV                         775,000.00   00/00/0000         0
 144326105   2/1/2006     519,000.00     517,584.79   C/O Refi   NIV                         750,000.00   00/00/0000         0
 144326451   3/1/2006   1,000,000.00     997,273.22   C/O Refi   NIV                       1,450,000.00   00/00/0000         0
 144361037   2/1/2006     419,000.00     419,000.00   C/O Refi   NIV                         565,000.00   00/00/0000         0
 202486114   2/1/2006     500,000.00     497,888.69   C/O Refi   NIV                         750,000.00   00/00/0000         0
 202632386   2/1/2006     560,000.00     560,000.00   C/O Refi   NIV                       2,311,000.00   00/00/0000         0
 202640686   2/1/2006   1,500,000.00   1,495,043.62   C/O Refi   FAD(Full or Alt or AUS)   3,000,000.00   00/00/0000         0
 202665634   2/1/2006     643,000.00     643,000.00   R/T Refi   NIV                       1,025,000.00   00/00/0000         0
 202683983   2/1/2006     535,500.00     535,500.00   C/O Refi   NIV                         765,000.00   00/00/0000         0
 202702932   3/1/2006   1,000,000.00     997,206.61   Purchase   FAD(Full or Alt or AUS)   1,255,000.00   00/00/0000         0
 202704219   3/1/2006   1,000,000.00     997,138.60   R/T Refi   FAD(Full or Alt or AUS)   2,075,000.00   00/00/0000         0
 202712766   2/1/2006     953,000.00     950,273.13   R/T Refi   NIV                       1,425,000.00   00/00/0000         0
   2973244   2/1/2006   1,000,000.00     996,265.57   R/T Refi   Stated/Voa                1,750,000.00   00/00/0000         0
   3607125   2/1/2006   1,500,000.00   1,495,038.64   R/T Refi   Stated/Voa                2,090,000.00   00/00/0000         0
   3966274   2/1/2006     798,000.00     795,228.45   R/T Refi   Stated/Voa                1,250,000.00   00/00/0000         0
   4136887   2/1/2006     850,000.00     847,737.73   R/T Refi   Full/No Ratio             1,150,000.00   00/00/0000         0
   4257478   2/1/2006     171,700.00     171,373.31   Purchase   Stated/Voa                  234,490.00   00/00/0000         0
   4381996   2/1/2006     747,500.00     747,500.00   C/O Refi   Stated/Voa                1,150,000.00   00/00/0000         0
   4398154   2/1/2006     390,000.00     388,884.06   R/T Refi   Stated/Voa                  620,000.00   00/00/0000         0
   4399061   3/1/2006   1,500,000.00   1,497,146.07   R/T Refi   Stated/Voa                3,000,000.00   00/00/0000         0
   4404188   3/1/2006   2,000,000.00   1,994,277.25   Purchase   Full/Alt                  3,500,000.00   00/00/0000         0
   4409689   2/1/2006     550,000.00     549,333.34   C/O Refi   Stated/Voa                  965,000.00   00/00/0000         0
   4419446   2/1/2006     538,400.00     536,058.12   R/T Refi   Stated/Voa                  673,000.00   00/00/0000         0
   4419470   2/1/2006     447,000.00     445,810.29   C/O Refi   Stated/Voa                  895,000.00   00/00/0000         0
   4419743   2/1/2006     217,000.00     216,278.56   C/O Refi   Stated/Voa                  440,000.00   00/00/0000         0
   4420258   3/1/2006     200,000.00     199,436.86   C/O Refi   Stated/Voa                  445,000.00   00/00/0000         0
   4423784   2/1/2006     500,000.00     500,000.00   C/O Refi   Stated/Voa                  959,000.00   00/00/0000         0
   4424032   2/1/2006     170,000.00     169,467.71   C/O Refi   Stated/Voa                  235,000.00   00/00/0000         0
   4425996   2/1/2006     625,000.00     624,770.22   C/O Refi   Stated/Voa                1,070,000.00   00/00/0000         0
   4432627   2/1/2006   1,500,000.00   1,497,345.85   C/O Refi   Stated/Voa                3,400,000.00   00/00/0000         0
   4432789   3/1/2006     580,000.00     580,000.00   C/O Refi   Stated/Voa                  740,000.00   00/00/0000         0
   4432880   3/1/2006     525,000.00     525,000.00   Purchase   Stated/Voa                  886,000.00   00/00/0000         0
   4434509   2/1/2006     515,000.00     515,000.00   Purchase   Stated/Voa                  810,000.00   00/00/0000         0
   4435000   2/1/2006     990,000.00     990,000.00   R/T Refi   Stated/Voa                2,600,000.00   00/00/0000         0
   4438197   2/1/2006     468,000.00     468,000.00   C/O Refi   Stated/Voa                  625,000.00   00/00/0000         0
   4441347   3/1/2006     646,600.00     646,142.33   R/T Refi   Stated/Voa                1,100,000.00   00/00/0000         0
   4441795   2/1/2006     342,000.00     341,349.29   C/O Refi   Full/Alt                    705,000.00   00/00/0000         0
   4444955   2/1/2006     240,000.00     239,585.56   C/O Refi   Stated/Voa                  510,000.00   00/00/0000         0
   4446966   2/1/2006     450,000.00     449,657.55   C/O Refi   Stated/Voa                  650,000.00   00/00/0000         0
   4449816   2/1/2006     311,200.00     310,371.74   C/O Refi   Stated/Voa                  415,000.00   00/00/0000         0
   4459519   2/1/2006     495,000.00     494,937.00   R/T Refi   Stated/Voa                  715,000.00   00/00/0000         0
   4462437   2/1/2006     532,500.00     531,116.81   Purchase   Stated/Voa                  720,000.00   00/00/0000         0
 142534882   2/1/2006     749,600.00     743,176.61   Purchase   Asset Only                  937,000.00   00/00/0000         0
  60109279   2/1/2006     564,300.00     561,869.89   Purchase   Full                        604,000.00   00/00/0000         0
  44501336   3/1/2006     500,000.00     419,759.12   Purchase   Asset Only                  691,000.00   00/00/0000         0
 142383918   2/1/2006     584,000.00     580,711.13   Purchase   Asset Only                  730,000.00   00/00/0000         0
 146176953   2/1/2006     476,250.00     473,415.39   C/O Refi   Full                        635,000.00   00/00/0000         0
 146225826   2/1/2006     490,000.00     487,105.73   R/T Refi   Asset Only                  740,000.00   00/00/0000         0
 683069579   2/1/2006     450,000.00     448,831.13   C/O Refi   Reduced                     675,000.00   00/00/0000         0

LOANID       FLOOR   CAPINT   MARGIN   INDEX    ODATE       ORIGINATOR          SERVICER            LPMI   SVCFEE

6952385810       0        0        0   FIX      12/8/2004   Bank of America     Bank of America        0     0.25
  58504135       0        0        0   FIX      8/31/2005   Wells Fargo         Wells Fargo            0     0.25
  58770991       0        0        0   FIX       9/2/2005   Wells Fargo         Wells Fargo            0     0.25
  58808395       0        0        0   FIX      9/16/2005   Wells Fargo         Wells Fargo            0     0.25
  59017962       0        0        0   FIX      9/23/2005   Wells Fargo         Wells Fargo            0     0.25
  59065607       0        0        0   FIX      9/14/2005   Wells Fargo         Wells Fargo            0     0.25
  59213355       0        0        0   FIX      9/22/2005   Wells Fargo         Wells Fargo            0     0.25
  59228098       0        0        0   FIX      9/23/2005   Wells Fargo         Wells Fargo            0     0.25
  59341396       0        0        0   FIX      9/22/2005   Wells Fargo         Wells Fargo            0     0.25
  59432765       0        0        0   FIX      9/19/2005   Wells Fargo         Wells Fargo            0     0.25
  59457713       0        0        0   FIX      9/23/2005   Wells Fargo         Wells Fargo            0     0.25
  59472233       0        0        0   FIX      9/26/2005   Wells Fargo         Wells Fargo            0     0.25
  59509232       0        0        0   FIX      9/23/2005   Wells Fargo         Wells Fargo            0     0.25
  59527788       0        0        0   FIX      9/29/2005   Wells Fargo         Wells Fargo            0     0.25
  59633586       0        0        0   FIX      9/27/2005   Wells Fargo         Wells Fargo            0     0.25
  59740852       0        0        0   FIX      9/22/2005   Wells Fargo         Wells Fargo            0     0.25
  59771782       0        0        0   FIX      9/27/2005   Wells Fargo         Wells Fargo            0     0.25
 145320867       0        0        0   FIX       9/9/2005   Wells Fargo         Wells Fargo            0     0.25
 145629168       0        0        0   FIX       8/9/2005   Wells Fargo         Wells Fargo            0     0.25
 146454392       0        0        0   FIX       8/9/2005   Wells Fargo         Wells Fargo            0     0.25
  59829697       0        0        0   FIX     10/20/2005   Wells Fargo         Wells Fargo            0     0.25
  60553666       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 143702124       0        0        0   FIX       6/6/2005   Wells Fargo         Wells Fargo            0     0.25
 145009296       0        0        0   FIX      6/17/2005   Wells Fargo         Wells Fargo            0     0.25
 145879128       0        0        0   FIX     10/19/2005   Wells Fargo         Wells Fargo            0     0.25
 146327952       0        0        0   FIX      11/3/2005   Wells Fargo         Wells Fargo            0     0.25
 146779376       0        0        0   FIX       9/1/2005   Wells Fargo         Wells Fargo            0     0.25
 146823844       0        0        0   FIX      9/30/2005   Wells Fargo         Wells Fargo            0     0.25
 147027759       0        0        0   FIX      9/23/2005   Wells Fargo         Wells Fargo            0     0.25
 147086656       0        0        0   FIX      9/26/2005   Wells Fargo         Wells Fargo            0     0.25
 147124002       0        0        0   FIX      9/16/2005   Wells Fargo         Wells Fargo            0     0.25
 147283857       0        0        0   FIX     10/19/2005   Wells Fargo         Wells Fargo            0     0.25
 147295927       0        0        0   FIX      10/4/2005   Wells Fargo         Wells Fargo            0     0.25
 147331573       0        0        0   FIX      10/5/2005   Wells Fargo         Wells Fargo            0     0.25
 147392484       0        0        0   FIX      9/21/2005   Wells Fargo         Wells Fargo            0     0.25
 147405211       0        0        0   FIX     10/10/2005   Wells Fargo         Wells Fargo            0     0.25
 147409528       0        0        0   FIX      9/13/2005   Wells Fargo         Wells Fargo            0     0.25
 147424642       0        0        0   FIX      8/15/2005   Wells Fargo         Wells Fargo            0     0.25
 147515233       0        0        0   FIX      10/5/2005   Wells Fargo         Wells Fargo            0     0.25
 147533327       0        0        0   FIX      10/8/2005   Wells Fargo         Wells Fargo            0     0.25
 147543789       0        0        0   FIX      10/6/2005   Wells Fargo         Wells Fargo            0     0.25
 147556294       0        0        0   FIX      10/3/2005   Wells Fargo         Wells Fargo            0     0.25
 147559587       0        0        0   FIX      10/5/2005   Wells Fargo         Wells Fargo            0     0.25
 147584213       0        0        0   FIX      10/6/2005   Wells Fargo         Wells Fargo            0     0.25
 147591457       0        0        0   FIX     10/20/2005   Wells Fargo         Wells Fargo            0     0.25
 147594063       0        0        0   FIX     10/11/2005   Wells Fargo         Wells Fargo            0     0.25
 147654289       0        0        0   FIX      9/21/2005   Wells Fargo         Wells Fargo            0     0.25
 147834535       0        0        0   FIX     10/12/2005   Wells Fargo         Wells Fargo            0     0.25
 147846752       0        0        0   FIX     10/11/2005   Wells Fargo         Wells Fargo            0     0.25
 143998854       0        0        0   FIX      9/26/2005   SunTrust            SunTrust               0     0.25
 202515698       0        0        0   FIX     10/18/2005   SunTrust            SunTrust               0     0.25
 202607909       0        0        0   FIX      11/9/2005   SunTrust            SunTrust               0     0.25
   2741168       0        0        0   FIX      9/29/2005   NatCity             NatCity                0     0.25
   3035900       0        0        0   FIX     10/11/2005   NatCity             NatCity                0     0.25
   3655496       0        0        0   FIX       9/2/2005   NatCity             NatCity                0     0.25
   4344840       0        0        0   FIX      11/1/2005   NatCity             NatCity                0     0.25
   4362227       0        0        0   FIX     10/27/2005   NatCity             NatCity                0     0.25
   4373802       0        0        0   FIX      11/4/2005   NatCity             NatCity                0     0.25
   4381717       0        0        0   FIX      11/1/2005   NatCity             NatCity                0     0.25
   4411220       0        0        0   FIX      11/4/2005   NatCity             NatCity                0     0.25
   4421786       0        0        0   FIX      11/9/2005   NatCity             NatCity                0     0.25
 688643618       0        0        0   FIX     11/28/2005   Washington Mutual   Washington Mutual      0     0.25
 702919002       0        0        0   FIX      6/29/2005   Washington Mutual   Washington Mutual      0     0.25
 705539351       0        0        0   FIX      12/2/2005   Washington Mutual   Washington Mutual      0     0.25
 620061192       0        0        0   FIX      12/9/2005   Washington Mutual   Washington Mutual      0     0.25
 634153852       0        0        0   FIX     12/14/2005   Washington Mutual   Washington Mutual      0     0.25
 641840327       0        0        0   FIX     11/29/2005   Washington Mutual   Washington Mutual      0     0.25
 642183156       0        0        0   FIX      12/1/2005   Washington Mutual   Washington Mutual      0     0.25
 642205884       0        0        0   FIX      12/9/2005   Washington Mutual   Washington Mutual      0     0.25
3060540436       0        0        0   FIX     12/27/2005   Washington Mutual   Washington Mutual      0     0.25
3060566811       0        0        0   FIX     11/21/2005   Washington Mutual   Washington Mutual      0     0.25
3060575432       0        0        0   FIX      12/7/2005   Washington Mutual   Washington Mutual      0     0.25
3060657693       0        0        0   FIX      12/7/2005   Washington Mutual   Washington Mutual      0     0.25
3060861675       0        0        0   FIX     12/16/2005   Washington Mutual   Washington Mutual      0     0.25
3061189175       0        0        0   FIX     12/28/2005   Washington Mutual   Washington Mutual      0     0.25
3072806007       0        0        0   FIX     10/18/2005   Washington Mutual   Washington Mutual      0     0.25
3060482571       0        0        0   FIX       1/9/2006   Washington Mutual   Washington Mutual      0     0.25
3060658857       0        0        0   FIX       1/3/2006   Washington Mutual   Washington Mutual      0     0.25
3061115949       0        0        0   FIX       1/9/2006   Washington Mutual   Washington Mutual      0     0.25
 683766844       0        0        0   FIX       9/7/2005   Washington Mutual   Washington Mutual      0     0.25
  46419396       0        0        0   FIX      11/8/2005   Wells Fargo         Wells Fargo            0     0.25
  48735831       0        0        0   FIX      10/7/2005   Wells Fargo         Wells Fargo            0     0.25
  53502969       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
  55171193       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
  58797028       0        0        0   FIX     11/14/2005   Wells Fargo         Wells Fargo            0     0.25
  58892563       0        0        0   FIX      9/19/2005   Wells Fargo         Wells Fargo            0     0.25
  59684787       0        0        0   FIX      12/8/2005   Wells Fargo         Wells Fargo            0     0.25
  59748889       0        0        0   FIX     11/16/2005   Wells Fargo         Wells Fargo            0     0.25
  59782755       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
  59788604       0        0        0   FIX     10/25/2005   Wells Fargo         Wells Fargo            0     0.25
  59814012       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
  59862185       0        0        0   FIX     11/10/2005   Wells Fargo         Wells Fargo            0     0.25
  59926493       0        0        0   FIX     11/18/2005   Wells Fargo         Wells Fargo            0     0.25
  59939892       0        0        0   FIX     11/28/2005   Wells Fargo         Wells Fargo            0     0.25
  60002003       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
  60217288       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
  60297389       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
  60359288       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
  60566478       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
  60622453       0        0        0   FIX      11/3/2005   Wells Fargo         Wells Fargo            0     0.25
  60648334       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
  60752276       0        0        0   FIX     11/28/2005   Wells Fargo         Wells Fargo            0     0.25
  60788239       0        0        0   FIX      11/7/2005   Wells Fargo         Wells Fargo            0     0.25
  60837333       0        0        0   FIX     11/18/2005   Wells Fargo         Wells Fargo            0     0.25
  60883907       0        0        0   FIX     11/18/2005   Wells Fargo         Wells Fargo            0     0.25
  60911377       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
  60932381       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
  61033486       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
  61074381       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
  61428421       0        0        0   FIX      12/9/2005   Wells Fargo         Wells Fargo            0     0.25
  61532149       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
  61880118       0        0        0   FIX     12/22/2005   Wells Fargo         Wells Fargo            0     0.25
 144599388       0        0        0   FIX     11/30/2005   Wells Fargo         Wells Fargo            0     0.25
 144607728       0        0        0   FIX      7/15/2005   Wells Fargo         Wells Fargo            0     0.25
 145047247       0        0        0   FIX      8/30/2005   Wells Fargo         Wells Fargo            0     0.25
 145533642       0        0        0   FIX     10/25/2005   Wells Fargo         Wells Fargo            0     0.25
 145785887       0        0        0   FIX      9/15/2005   Wells Fargo         Wells Fargo            0     0.25
 145842571       0        0        0   FIX     12/19/2005   Wells Fargo         Wells Fargo            0     0.25
 145988804       0        0        0   FIX      8/29/2005   Wells Fargo         Wells Fargo            0     0.25
 145998993       0        0        0   FIX     11/28/2005   Wells Fargo         Wells Fargo            0     0.25
 146039714       0        0        0   FIX      9/27/2005   Wells Fargo         Wells Fargo            0     0.25
 146146592       0        0        0   FIX      10/3/2005   Wells Fargo         Wells Fargo            0     0.25
 146148754       0        0        0   FIX     11/30/2005   Wells Fargo         Wells Fargo            0     0.25
 146338744       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
 146460498       0        0        0   FIX     11/28/2005   Wells Fargo         Wells Fargo            0     0.25
 146472931       0        0        0   FIX      8/17/2005   Wells Fargo         Wells Fargo            0     0.25
 146477203       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 146491725       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 146493259       0        0        0   FIX     10/17/2005   Wells Fargo         Wells Fargo            0     0.25
 146627518       0        0        0   FIX      11/3/2005   Wells Fargo         Wells Fargo            0     0.25
 146631072       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 146643689       0        0        0   FIX      9/14/2005   Wells Fargo         Wells Fargo            0     0.25
 146682653       0        0        0   FIX      9/28/2005   Wells Fargo         Wells Fargo            0     0.25
 146687371       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 146797667       0        0        0   FIX       9/7/2005   Wells Fargo         Wells Fargo            0     0.25
 146809165       0        0        0   FIX      10/5/2005   Wells Fargo         Wells Fargo            0     0.25
 146817937       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
 146926035       0        0        0   FIX      12/7/2005   Wells Fargo         Wells Fargo            0     0.25
 146990171       0        0        0   FIX      11/3/2005   Wells Fargo         Wells Fargo            0     0.25
 147089254       0        0        0   FIX      10/3/2005   Wells Fargo         Wells Fargo            0     0.25
 147108294       0        0        0   FIX      11/8/2005   Wells Fargo         Wells Fargo            0     0.25
 147140727       0        0        0   FIX      9/30/2005   Wells Fargo         Wells Fargo            0     0.25
 147194054       0        0        0   FIX      8/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147206643       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147218556       0        0        0   FIX     10/14/2005   Wells Fargo         Wells Fargo            0     0.25
 147224224       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147241103       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 147241228       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147317564       0        0        0   FIX      10/7/2005   Wells Fargo         Wells Fargo            0     0.25
 147319982       0        0        0   FIX     10/18/2005   Wells Fargo         Wells Fargo            0     0.25
 147329239       0        0        0   FIX      10/4/2005   Wells Fargo         Wells Fargo            0     0.25
 147341044       0        0        0   FIX     11/16/2005   Wells Fargo         Wells Fargo            0     0.25
 147344915       0        0        0   FIX     10/11/2005   Wells Fargo         Wells Fargo            0     0.25
 147348148       0        0        0   FIX     10/13/2005   Wells Fargo         Wells Fargo            0     0.25
 147357099       0        0        0   FIX      9/23/2005   Wells Fargo         Wells Fargo            0     0.25
 147365662       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 147368567       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
 147377428       0        0        0   FIX     10/12/2005   Wells Fargo         Wells Fargo            0     0.25
 147380323       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147383517       0        0        0   FIX      11/7/2005   Wells Fargo         Wells Fargo            0     0.25
 147406441       0        0        0   FIX      7/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147420046       0        0        0   FIX     11/10/2005   Wells Fargo         Wells Fargo            0     0.25
 147433858       0        0        0   FIX     10/11/2005   Wells Fargo         Wells Fargo            0     0.25
 147436844       0        0        0   FIX      11/8/2005   Wells Fargo         Wells Fargo            0     0.25
 147439087       0        0        0   FIX     10/27/2005   Wells Fargo         Wells Fargo            0     0.25
 147451926       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
 147480289       0        0        0   FIX     10/25/2005   Wells Fargo         Wells Fargo            0     0.25
 147488746       0        0        0   FIX      10/7/2005   Wells Fargo         Wells Fargo            0     0.25
 147492672       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147493019       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147496707       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
 147499248       0        0        0   FIX      11/2/2005   Wells Fargo         Wells Fargo            0     0.25
 147509855       0        0        0   FIX     10/26/2005   Wells Fargo         Wells Fargo            0     0.25
 147527691       0        0        0   FIX     11/11/2005   Wells Fargo         Wells Fargo            0     0.25
 147529226       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147529812       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147534143       0        0        0   FIX      9/16/2005   Wells Fargo         Wells Fargo            0     0.25
 147544597       0        0        0   FIX      9/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147544654       0        0        0   FIX      10/7/2005   Wells Fargo         Wells Fargo            0     0.25
 147545776       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147548606       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
 147549141       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 147558605       0        0        0   FIX     11/18/2005   Wells Fargo         Wells Fargo            0     0.25
 147568281       0        0        0   FIX     10/11/2005   Wells Fargo         Wells Fargo            0     0.25
 147578454       0        0        0   FIX      9/23/2005   Wells Fargo         Wells Fargo            0     0.25
 147579312       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147579783       0        0        0   FIX     10/17/2005   Wells Fargo         Wells Fargo            0     0.25
 147584015       0        0        0   FIX     10/25/2005   Wells Fargo         Wells Fargo            0     0.25
 147587489       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 147589535       0        0        0   FIX      10/4/2005   Wells Fargo         Wells Fargo            0     0.25
 147590509       0        0        0   FIX     11/10/2005   Wells Fargo         Wells Fargo            0     0.25
 147600407       0        0        0   FIX     10/14/2005   Wells Fargo         Wells Fargo            0     0.25
 147601074       0        0        0   FIX     11/14/2005   Wells Fargo         Wells Fargo            0     0.25
 147603054       0        0        0   FIX      11/8/2005   Wells Fargo         Wells Fargo            0     0.25
 147607287       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147624324       0        0        0   FIX      11/7/2005   Wells Fargo         Wells Fargo            0     0.25
 147626188       0        0        0   FIX     10/25/2005   Wells Fargo         Wells Fargo            0     0.25
 147628689       0        0        0   FIX     11/10/2005   Wells Fargo         Wells Fargo            0     0.25
 147629349       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 147629687       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 147631493       0        0        0   FIX      12/8/2005   Wells Fargo         Wells Fargo            0     0.25
 147636088       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147637623       0        0        0   FIX       9/8/2005   Wells Fargo         Wells Fargo            0     0.25
 147655609       0        0        0   FIX     10/19/2005   Wells Fargo         Wells Fargo            0     0.25
 147660179       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147668016       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
 147679013       0        0        0   FIX      10/3/2005   Wells Fargo         Wells Fargo            0     0.25
 147685671       0        0        0   FIX      11/2/2005   Wells Fargo         Wells Fargo            0     0.25
 147695258       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147699623       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 147703995       0        0        0   FIX      11/3/2005   Wells Fargo         Wells Fargo            0     0.25
 147705313       0        0        0   FIX     10/12/2005   Wells Fargo         Wells Fargo            0     0.25
 147706246       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147714448       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 147722508       0        0        0   FIX      12/7/2005   Wells Fargo         Wells Fargo            0     0.25
 147728109       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147728653       0        0        0   FIX     10/19/2005   Wells Fargo         Wells Fargo            0     0.25
 147730857       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147731194       0        0        0   FIX      12/9/2005   Wells Fargo         Wells Fargo            0     0.25
 147733067       0        0        0   FIX     10/27/2005   Wells Fargo         Wells Fargo            0     0.25
 147735542       0        0        0   FIX     10/13/2005   Wells Fargo         Wells Fargo            0     0.25
 147750533       0        0        0   FIX     10/20/2005   Wells Fargo         Wells Fargo            0     0.25
 147751952       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147768931       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147770242       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147772727       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147773782       0        0        0   FIX     10/19/2005   Wells Fargo         Wells Fargo            0     0.25
 147780399       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147786446       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147792592       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147807523       0        0        0   FIX     10/12/2005   Wells Fargo         Wells Fargo            0     0.25
 147808596       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 147811467       0        0        0   FIX      10/5/2005   Wells Fargo         Wells Fargo            0     0.25
 147811517       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 147828164       0        0        0   FIX     10/27/2005   Wells Fargo         Wells Fargo            0     0.25
 147829709       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147829808       0        0        0   FIX     11/14/2005   Wells Fargo         Wells Fargo            0     0.25
 147834824       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 147853592       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 147855019       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
 147864987       0        0        0   FIX     10/26/2005   Wells Fargo         Wells Fargo            0     0.25
 147867295       0        0        0   FIX     10/26/2005   Wells Fargo         Wells Fargo            0     0.25
 147882062       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 147886667       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
 147899892       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147911762       0        0        0   FIX     10/14/2005   Wells Fargo         Wells Fargo            0     0.25
 147912505       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
 147912851       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 147913453       0        0        0   FIX     11/16/2005   Wells Fargo         Wells Fargo            0     0.25
 147915284       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
 147918213       0        0        0   FIX     11/14/2005   Wells Fargo         Wells Fargo            0     0.25
 147918833       0        0        0   FIX      9/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147937353       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147945554       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 147945638       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 147950612       0        0        0   FIX     10/26/2005   Wells Fargo         Wells Fargo            0     0.25
 147955686       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 147967095       0        0        0   FIX     10/26/2005   Wells Fargo         Wells Fargo            0     0.25
 147970149       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 147976021       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
 147976948       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 147978597       0        0        0   FIX     11/30/2005   Wells Fargo         Wells Fargo            0     0.25
 147981302       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147983779       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 147986285       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 147986913       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 147988505       0        0        0   FIX     11/10/2005   Wells Fargo         Wells Fargo            0     0.25
 147990832       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 147992903       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 147997555       0        0        0   FIX     10/11/2005   Wells Fargo         Wells Fargo            0     0.25
 147999387       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 148001845       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148006307       0        0        0   FIX     10/14/2005   Wells Fargo         Wells Fargo            0     0.25
 148009616       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148010465       0        0        0   FIX     10/26/2005   Wells Fargo         Wells Fargo            0     0.25
 148013956       0        0        0   FIX     10/13/2005   Wells Fargo         Wells Fargo            0     0.25
 148031685       0        0        0   FIX     10/19/2005   Wells Fargo         Wells Fargo            0     0.25
 148032196       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148042906       0        0        0   FIX     11/28/2005   Wells Fargo         Wells Fargo            0     0.25
 148043045       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148046303       0        0        0   FIX     10/13/2005   Wells Fargo         Wells Fargo            0     0.25
 148052848       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148073356       0        0        0   FIX     12/13/2005   Wells Fargo         Wells Fargo            0     0.25
 148078793       0        0        0   FIX     10/12/2005   Wells Fargo         Wells Fargo            0     0.25
 148082217       0        0        0   FIX     11/17/2005   Wells Fargo         Wells Fargo            0     0.25
 148090137       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 148102809       0        0        0   FIX     11/14/2005   Wells Fargo         Wells Fargo            0     0.25
 148109861       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 148120348       0        0        0   FIX     11/28/2005   Wells Fargo         Wells Fargo            0     0.25
 148121445       0        0        0   FIX     10/13/2005   Wells Fargo         Wells Fargo            0     0.25
 148122112       0        0        0   FIX     11/17/2005   Wells Fargo         Wells Fargo            0     0.25
 148132798       0        0        0   FIX      12/7/2005   Wells Fargo         Wells Fargo            0     0.25
 148135353       0        0        0   FIX     11/10/2005   Wells Fargo         Wells Fargo            0     0.25
 148140593       0        0        0   FIX      11/7/2005   Wells Fargo         Wells Fargo            0     0.25
 148141278       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 148147234       0        0        0   FIX      10/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148150907       0        0        0   FIX      11/7/2005   Wells Fargo         Wells Fargo            0     0.25
 148151665       0        0        0   FIX      11/3/2005   Wells Fargo         Wells Fargo            0     0.25
 148151855       0        0        0   FIX     10/27/2005   Wells Fargo         Wells Fargo            0     0.25
 148156573       0        0        0   FIX      11/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148160948       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
 148162043       0        0        0   FIX     10/18/2005   Wells Fargo         Wells Fargo            0     0.25
 148163157       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148163884       0        0        0   FIX     10/26/2005   Wells Fargo         Wells Fargo            0     0.25
 148165087       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 148170822       0        0        0   FIX     10/25/2005   Wells Fargo         Wells Fargo            0     0.25
 148177116       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
 148193162       0        0        0   FIX     10/25/2005   Wells Fargo         Wells Fargo            0     0.25
 148196686       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 148202526       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148214257       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148218316       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148218357       0        0        0   FIX     12/15/2005   Wells Fargo         Wells Fargo            0     0.25
 148233802       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
 148234131       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 148242043       0        0        0   FIX      12/1/2005   Wells Fargo         Wells Fargo            0     0.25
 148248453       0        0        0   FIX     11/30/2005   Wells Fargo         Wells Fargo            0     0.25
 148255045       0        0        0   FIX     10/29/2005   Wells Fargo         Wells Fargo            0     0.25
 148263437       0        0        0   FIX      11/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148265127       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 148269343       0        0        0   FIX     11/10/2005   Wells Fargo         Wells Fargo            0     0.25
 148279995       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 148289473       0        0        0   FIX     10/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148295348       0        0        0   FIX      11/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148295736       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 148299852       0        0        0   FIX      11/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148305956       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 148306111       0        0        0   FIX      11/3/2005   Wells Fargo         Wells Fargo            0     0.25
 148309602       0        0        0   FIX     11/10/2005   Wells Fargo         Wells Fargo            0     0.25
 148309933       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148310022       0        0        0   FIX     10/26/2005   Wells Fargo         Wells Fargo            0     0.25
 148314347       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
 148314727       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 148315567       0        0        0   FIX     11/28/2005   Wells Fargo         Wells Fargo            0     0.25
 148317241       0        0        0   FIX      11/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148321532       0        0        0   FIX     11/16/2005   Wells Fargo         Wells Fargo            0     0.25
 148323694       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
 148327893       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 148329386       0        0        0   FIX      11/3/2005   Wells Fargo         Wells Fargo            0     0.25
 148330194       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148333073       0        0        0   FIX       8/9/2005   Wells Fargo         Wells Fargo            0     0.25
 148338163       0        0        0   FIX     11/16/2005   Wells Fargo         Wells Fargo            0     0.25
 148339765       0        0        0   FIX     11/18/2005   Wells Fargo         Wells Fargo            0     0.25
 148346448       0        0        0   FIX     11/14/2005   Wells Fargo         Wells Fargo            0     0.25
 148351232       0        0        0   FIX     11/12/2005   Wells Fargo         Wells Fargo            0     0.25
 148355431       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
 148355464       0        0        0   FIX      11/7/2005   Wells Fargo         Wells Fargo            0     0.25
 148357734       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 148366487       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
 148376536       0        0        0   FIX      11/1/2005   Wells Fargo         Wells Fargo            0     0.25
 148384324       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
 148385685       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148387178       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148393465       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
 148398928       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
 148399629       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 148407174       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 148418791       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 148419179       0        0        0   FIX     11/16/2005   Wells Fargo         Wells Fargo            0     0.25
 148423536       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148424823       0        0        0   FIX      8/26/2005   Wells Fargo         Wells Fargo            0     0.25
 148428469       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148430192       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 148431513       0        0        0   FIX     11/11/2005   Wells Fargo         Wells Fargo            0     0.25
 148433881       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
 148440688       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 148441694       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
 148455702       0        0        0   FIX     12/15/2005   Wells Fargo         Wells Fargo            0     0.25
 148459662       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148470693       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148472897       0        0        0   FIX     11/14/2005   Wells Fargo         Wells Fargo            0     0.25
 148480098       0        0        0   FIX     10/31/2005   Wells Fargo         Wells Fargo            0     0.25
 148489214       0        0        0   FIX     10/26/2005   Wells Fargo         Wells Fargo            0     0.25
 148490139       0        0        0   FIX     11/16/2005   Wells Fargo         Wells Fargo            0     0.25
 148493083       0        0        0   FIX     11/11/2005   Wells Fargo         Wells Fargo            0     0.25
 148493893       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148500119       0        0        0   FIX      11/8/2005   Wells Fargo         Wells Fargo            0     0.25
 148507692       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148511579       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 148515638       0        0        0   FIX     10/28/2005   Wells Fargo         Wells Fargo            0     0.25
 148525769       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
 148530942       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
 148537236       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
 148545254       0        0        0   FIX      11/7/2005   Wells Fargo         Wells Fargo            0     0.25
 148557234       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148587942       0        0        0   FIX     11/10/2005   Wells Fargo         Wells Fargo            0     0.25
 148590938       0        0        0   FIX     11/16/2005   Wells Fargo         Wells Fargo            0     0.25
 148592041       0        0        0   FIX      8/19/2005   Wells Fargo         Wells Fargo            0     0.25
 148597248       0        0        0   FIX      9/12/2005   Wells Fargo         Wells Fargo            0     0.25
 148602584       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148612203       0        0        0   FIX      12/6/2005   Wells Fargo         Wells Fargo            0     0.25
 148614969       0        0        0   FIX      12/9/2005   Wells Fargo         Wells Fargo            0     0.25
 148621543       0        0        0   FIX     11/11/2005   Wells Fargo         Wells Fargo            0     0.25
 148629215       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148629686       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148629801       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148638596       0        0        0   FIX      12/7/2005   Wells Fargo         Wells Fargo            0     0.25
 148641145       0        0        0   FIX      11/2/2005   Wells Fargo         Wells Fargo            0     0.25
 148645435       0        0        0   FIX     12/13/2005   Wells Fargo         Wells Fargo            0     0.25
 148655152       0        0        0   FIX     11/16/2005   Wells Fargo         Wells Fargo            0     0.25
 148656564       0        0        0   FIX      12/1/2005   Wells Fargo         Wells Fargo            0     0.25
 148676596       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
 148678105       0        0        0   FIX      12/1/2005   Wells Fargo         Wells Fargo            0     0.25
 148696057       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 148700149       0        0        0   FIX     11/30/2005   Wells Fargo         Wells Fargo            0     0.25
 148712524       0        0        0   FIX     12/15/2005   Wells Fargo         Wells Fargo            0     0.25
 148717663       0        0        0   FIX     11/11/2005   Wells Fargo         Wells Fargo            0     0.25
 148729965       0        0        0   FIX     12/19/2005   Wells Fargo         Wells Fargo            0     0.25
 148730922       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148739865       0        0        0   FIX     11/18/2005   Wells Fargo         Wells Fargo            0     0.25
 148742372       0        0        0   FIX     11/22/2005   Wells Fargo         Wells Fargo            0     0.25
 148746373       0        0        0   FIX     11/15/2005   Wells Fargo         Wells Fargo            0     0.25
 148751738       0        0        0   FIX     11/19/2005   Wells Fargo         Wells Fargo            0     0.25
 148752439       0        0        0   FIX      10/6/2005   Wells Fargo         Wells Fargo            0     0.25
 148752454       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148754609       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 148771157       0        0        0   FIX     11/18/2005   Wells Fargo         Wells Fargo            0     0.25
 148777642       0        0        0   FIX     11/14/2005   Wells Fargo         Wells Fargo            0     0.25
 148779903       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 148780695       0        0        0   FIX     12/16/2005   Wells Fargo         Wells Fargo            0     0.25
 148791528       0        0        0   FIX      12/9/2005   Wells Fargo         Wells Fargo            0     0.25
 148819337       0        0        0   FIX      12/1/2005   Wells Fargo         Wells Fargo            0     0.25
 148827017       0        0        0   FIX     11/30/2005   Wells Fargo         Wells Fargo            0     0.25
 148831555       0        0        0   FIX      9/29/2005   Wells Fargo         Wells Fargo            0     0.25
 148837651       0        0        0   FIX      9/26/2005   Wells Fargo         Wells Fargo            0     0.25
 148841703       0        0        0   FIX      11/4/2005   Wells Fargo         Wells Fargo            0     0.25
 148868284       0        0        0   FIX     12/21/2005   Wells Fargo         Wells Fargo            0     0.25
 148881931       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 148887714       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 148901903       0        0        0   FIX      11/9/2005   Wells Fargo         Wells Fargo            0     0.25
 148914567       0        0        0   FIX     11/30/2005   Wells Fargo         Wells Fargo            0     0.25
 148919616       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 148921125       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
 148923451       0        0        0   FIX      9/26/2005   Wells Fargo         Wells Fargo            0     0.25
 148933088       0        0        0   FIX      9/28/2005   Wells Fargo         Wells Fargo            0     0.25
 148948722       0        0        0   FIX     11/30/2005   Wells Fargo         Wells Fargo            0     0.25
 148986235       0        0        0   FIX      12/8/2005   Wells Fargo         Wells Fargo            0     0.25
 149008633       0        0        0   FIX      12/8/2005   Wells Fargo         Wells Fargo            0     0.25
 149012833       0        0        0   FIX     11/14/2005   Wells Fargo         Wells Fargo            0     0.25
 149040073       0        0        0   FIX     11/18/2005   Wells Fargo         Wells Fargo            0     0.25
 149040594       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
 149042228       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
 149042475       0        0        0   FIX     11/23/2005   Wells Fargo         Wells Fargo            0     0.25
 149044422       0        0        0   FIX     11/25/2005   Wells Fargo         Wells Fargo            0     0.25
 149049819       0        0        0   FIX      12/7/2005   Wells Fargo         Wells Fargo            0     0.25
 149054181       0        0        0   FIX      9/29/2005   Wells Fargo         Wells Fargo            0     0.25
 149054876       0        0        0   FIX      12/6/2005   Wells Fargo         Wells Fargo            0     0.25
 149063844       0        0        0   FIX     11/30/2005   Wells Fargo         Wells Fargo            0     0.25
 149073561       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 149081341       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 149096539       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 149113771       0        0        0   FIX     10/24/2005   Wells Fargo         Wells Fargo            0     0.25
 149130973       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
 149140048       0        0        0   FIX     11/21/2005   Wells Fargo         Wells Fargo            0     0.25
 149145278       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
 149180689       0        0        0   FIX      12/6/2005   Wells Fargo         Wells Fargo            0     0.25
 149207284       0        0        0   FIX     12/13/2005   Wells Fargo         Wells Fargo            0     0.25
 149218117       0        0        0   FIX     12/12/2005   Wells Fargo         Wells Fargo            0     0.25
 149235103       0        0        0   FIX     11/29/2005   Wells Fargo         Wells Fargo            0     0.25
 149241762       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 149253981       0        0        0   FIX      12/7/2005   Wells Fargo         Wells Fargo            0     0.25
 149270266       0        0        0   FIX      11/7/2005   Wells Fargo         Wells Fargo            0     0.25
 149275281       0        0        0   FIX      12/2/2005   Wells Fargo         Wells Fargo            0     0.25
 149283723       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 149315673       0        0        0   FIX     12/16/2005   Wells Fargo         Wells Fargo            0     0.25
 149331498       0        0        0   FIX     12/12/2005   Wells Fargo         Wells Fargo            0     0.25
 149340051       0        0        0   FIX      12/7/2005   Wells Fargo         Wells Fargo            0     0.25
 149368359       0        0        0   FIX      12/5/2005   Wells Fargo         Wells Fargo            0     0.25
 149409484       0        0        0   FIX      12/6/2005   Wells Fargo         Wells Fargo            0     0.25
 149409682       0        0        0   FIX      12/8/2005   Wells Fargo         Wells Fargo            0     0.25
 149484065       0        0        0   FIX      12/8/2005   Wells Fargo         Wells Fargo            0     0.25
 149489486       0        0        0   FIX     12/14/2005   Wells Fargo         Wells Fargo            0     0.25
 149503807       0        0        0   FIX     12/14/2005   Wells Fargo         Wells Fargo            0     0.25
 149510307       0        0        0   FIX     12/14/2005   Wells Fargo         Wells Fargo            0     0.25
  29890217       0        0        0   FIX      11/8/2005   SunTrust            SunTrust               0     0.25
  31614985       0        0        0   FIX     11/28/2005   SunTrust            SunTrust               0     0.25
  32146383       0        0        0   FIX      12/2/2005   SunTrust            SunTrust               0     0.25
 143875995       0        0        0   FIX     11/18/2005   SunTrust            SunTrust               0     0.25
 143906287       0        0        0   FIX     11/23/2005   SunTrust            SunTrust               0     0.25
 143960557       0        0        0   FIX     11/16/2005   SunTrust            SunTrust               0     0.25
 144023298       0        0        0   FIX     11/22/2005   SunTrust            SunTrust               0     0.25
 144023769       0        0        0   FIX     11/28/2005   SunTrust            SunTrust               0     0.25
 144078672       0        0        0   FIX     11/14/2005   SunTrust            SunTrust               0     0.25
 144168812       0        0        0   FIX      11/9/2005   SunTrust            SunTrust               0     0.25
 144171345       0        0        0   FIX      11/7/2005   SunTrust            SunTrust               0     0.25
 144176005       0        0        0   FIX      11/3/2005   SunTrust            SunTrust               0     0.25
 144180379       0        0        0   FIX     10/31/2005   SunTrust            SunTrust               0     0.25
 144190931       0        0        0   FIX     11/15/2005   SunTrust            SunTrust               0     0.25
 144194198       0        0        0   FIX      11/9/2005   SunTrust            SunTrust               0     0.25
 144200466       0        0        0   FIX     11/21/2005   SunTrust            SunTrust               0     0.25
 144203916       0        0        0   FIX     11/21/2005   SunTrust            SunTrust               0     0.25
 144204765       0        0        0   FIX      12/5/2005   SunTrust            SunTrust               0     0.25
 144326105       0        0        0   FIX     11/30/2005   SunTrust            SunTrust               0     0.25
 144326451       0        0        0   FIX      12/7/2005   SunTrust            SunTrust               0     0.25
 144361037       0        0        0   FIX     11/23/2005   SunTrust            SunTrust               0     0.25
 202486114       0        0        0   FIX      11/7/2005   SunTrust            SunTrust               0     0.25
 202632386       0        0        0   FIX     11/14/2005   SunTrust            SunTrust               0     0.25
 202640686       0        0        0   FIX     11/15/2005   SunTrust            SunTrust               0     0.25
 202665634       0        0        0   FIX     11/21/2005   SunTrust            SunTrust               0     0.25
 202683983       0        0        0   FIX     11/21/2005   SunTrust            SunTrust               0     0.25
 202702932       0        0        0   FIX      11/9/2005   SunTrust            SunTrust               0     0.25
 202704219       0        0        0   FIX     11/21/2005   SunTrust            SunTrust               0     0.25
 202712766       0        0        0   FIX     11/16/2005   SunTrust            SunTrust               0     0.25
   2973244       0        0        0   FIX     10/19/2005   NatCity             NatCity                0     0.25
   3607125       0        0        0   FIX     10/13/2005   NatCity             NatCity                0     0.25
   3966274       0        0        0   FIX     10/25/2005   NatCity             NatCity                0     0.25
   4136887       0        0        0   FIX      11/1/2005   NatCity             NatCity                0     0.25
   4257478       0        0        0   FIX      12/2/2005   NatCity             NatCity                0     0.25
   4381996       0        0        0   FIX     11/17/2005   NatCity             NatCity                0     0.25
   4398154       0        0        0   FIX     11/17/2005   NatCity             NatCity                0     0.25
   4399061       0        0        0   FIX      12/5/2005   NatCity             NatCity                0     0.25
   4404188       0        0        0   FIX     11/28/2005   NatCity             NatCity                0     0.25
   4409689       0        0        0   FIX     11/21/2005   NatCity             NatCity                0     0.25
   4419446       0        0        0   FIX     11/17/2005   NatCity             NatCity                0     0.25
   4419470       0        0        0   FIX     11/21/2005   NatCity             NatCity                0     0.25
   4419743       0        0        0   FIX      11/7/2005   NatCity             NatCity                0     0.25
   4420258       0        0        0   FIX     11/30/2005   NatCity             NatCity                0     0.25
   4423784       0        0        0   FIX      12/6/2005   NatCity             NatCity                0     0.25
   4424032       0        0        0   FIX     11/16/2005   NatCity             NatCity                0     0.25
   4425996       0        0        0   FIX     11/23/2005   NatCity             NatCity                0     0.25
   4432627       0        0        0   FIX     11/22/2005   NatCity             NatCity                0     0.25
   4432789       0        0        0   FIX      12/2/2005   NatCity             NatCity                0     0.25
   4432880       0        0        0   FIX     11/18/2005   NatCity             NatCity                0     0.25
   4434509       0        0        0   FIX     11/16/2005   NatCity             NatCity                0     0.25
   4435000       0        0        0   FIX     11/21/2005   NatCity             NatCity                0     0.25
   4438197       0        0        0   FIX     11/21/2005   NatCity             NatCity                0     0.25
   4441347       0        0        0   FIX      12/6/2005   NatCity             NatCity                0     0.25
   4441795       0        0        0   FIX      12/5/2005   NatCity             NatCity                0     0.25
   4444955       0        0        0   FIX      12/6/2005   NatCity             NatCity                0     0.25
   4446966       0        0        0   FIX     11/17/2005   NatCity             NatCity                0     0.25
   4449816       0        0        0   FIX     11/16/2005   NatCity             NatCity                0     0.25
   4459519       0        0        0   FIX      12/5/2005   NatCity             NatCity                0     0.25
   4462437       0        0        0   FIX     11/23/2005   NatCity             NatCity                0     0.25
 142534882       0        0        0   FIX      6/21/2005   Wells Fargo         Wells Fargo            0     0.25
  60109279       0        0        0   FIX     10/25/2005   Wells Fargo         Wells Fargo            0     0.25
  44501336       0        0        0   FIX      4/29/2005   Wells Fargo         Wells Fargo            0     0.25
 142383918       0        0        0   FIX      8/18/2005   Wells Fargo         Wells Fargo            0     0.25
 146176953       0        0        0   FIX      8/20/2005   Wells Fargo         Wells Fargo            0     0.25
 146225826       0        0        0   FIX      8/11/2005   Wells Fargo         Wells Fargo            0     0.25
 683069579       0        0        0   FIX      11/7/2005   Washington Mutual   Washington Mutual      0     0.25

                                      D-4-1

                                  EXHIBIT D-5A

                      LOAN GROUP 5A MORTGAGE LOAN SCHEDULE

 LOANID       GROUP   OCC          PROPTYPE      OTERM   CORTERM     OLTV    RATE      FPDATE      NDDATE   S_MATDATE   PANDI

 3302110170   5a      Primary      SFR             360       352    79.86   5.875    8/1/2005    3/1/2006    7/1/2035   3,732.14
 3302285246   5a      Primary      SFR             360       352       70    5.75    8/1/2005    3/1/2006    7/1/2035   3,921.61
 3302376995   5a      Primary      SFR             360       353    71.33    5.75    9/1/2005    4/1/2006    8/1/2035   5,307.04
 3302540939   5a      Primary      SFR             360       353    72.41    5.75    9/1/2005    3/1/2006    8/1/2035   2,451.01
 3302551332   5a      Primary      SFR             360       353     77.9   5.875    9/1/2005    3/1/2006    8/1/2035   4,170.35
 6010880901   5a      Secondary    Condominium     360       352       80   5.875    8/1/2005    3/1/2006    7/1/2035   3,005.02
 6021740599   5a      Secondary    SFR             360       351       80   5.875    7/1/2005    4/1/2006    6/1/2035   2,957.69
 6035468914   5a      Secondary    SFR             360       352       80    5.75    8/1/2005    4/1/2006    7/1/2035   2,591.07
 6036966031   5a      Secondary    SFR             360       353     77.5   5.875    9/1/2005    3/1/2006    8/1/2035   2,750.66
 6046928971   5a      Primary      SFR             360       352    77.46   5.875    8/1/2005    3/1/2006    7/1/2035   2,711.14
 6049014241   5a      Primary      SFR             360       352       80    5.75    8/1/2005    3/1/2006    7/1/2035   4,902.02
 6054929978   5a      Primary      PUD             360       353    65.03    5.75    9/1/2005    3/1/2006    8/1/2035   2,789.48
 6066765527   5a      Primary      SFR             360       352     67.2   5.875    8/1/2005    3/1/2006    7/1/2035   2,484.46
 6067448610   5a      Primary      Condominium     360       352    62.94    5.75    8/1/2005    3/1/2006    7/1/2035   2,626.08
 6070162141   5a      Primary      PUD             360       353    75.97   5.875    9/1/2005    3/1/2006    8/1/2035   2,786.15
 6074216091   5a      Primary      SFR             360       352    69.23       6    8/1/2005    3/1/2006    7/1/2035   2,697.98
 6090550101   5a      Primary      SFR             360       352    67.78   5.875    8/1/2005    3/1/2006    7/1/2035   3,608.39
 6093361225   5a      Secondary    PUD             360       352       80       6    8/1/2005    3/1/2006    7/1/2035   3,477.40
 6097982026   5a      Primary      SFR             360       352    64.39    5.75    8/1/2005    3/1/2006    7/1/2035   4,960.37
 6110994883   5a      Primary      SFR             360       353    45.45   5.875    9/1/2005    4/1/2006    8/1/2035   5,915.38
 6123082403   5a      Primary      SFR             360       352    68.42   5.875    8/1/2005    3/1/2006    7/1/2035   3,845.00
 6124705861   5a      Primary      Condominium     360       352     69.5    5.75    8/1/2005    3/1/2006    7/1/2035   3,244.67
 6134505988   5a      Primary      SFR             360       353    79.35    5.75    9/1/2005    3/1/2006    8/1/2035   4,274.01
 6146890451   5a      Primary      2-Family        360       352    54.04   5.875    8/1/2005    3/1/2006    7/1/2035   5,856.23
 6147050162   5a      Primary      SFR             360       352    54.35    5.75    8/1/2005    3/1/2006    7/1/2035   3,647.34
 6158172509   5a      Primary      SFR             360       352       85   5.875    8/1/2005    3/1/2006    7/1/2035   2,785.56
 6185273197   5a      Primary      PUD             360       352       80    5.75    8/1/2005    3/1/2006    7/1/2035   3,408.07
 6217098919   5a      Primary      2-Family        360       353       75    5.75    9/1/2005    4/1/2006    8/1/2035   4,954.54
 6217331898   5a      Primary      SFR             360       353    65.71    5.75    9/1/2005    3/1/2006    8/1/2035   2,684.44
 6261395807   5a      Secondary    SFR             360       352       75    5.75    8/1/2005    3/1/2006    7/1/2035   2,823.04
 6262815134   5a      Primary      PUD             360       352    65.48    5.75    8/1/2005    3/1/2006    7/1/2035   4,172.55
 6272389351   5a      Primary      PUD             360       353     38.5    5.75    9/1/2005    3/1/2006    8/1/2035   4,493.52
 6272430544   5a      Primary      SFR             360       352    66.67   5.875    8/1/2005    4/1/2006    7/1/2035   5,915.38
 6272956746   5a      Primary      Condominium     360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   2,917.87
 6278436032   5a      Primary      Condominium     360       353     64.6    5.75    9/1/2005    3/1/2006    8/1/2035   2,801.15
 6293283807   5a      Primary      SFR             360       353    77.78   5.875    9/1/2005    3/1/2006    8/1/2035   2,898.54
 6295479320   5a      Primary      PUD             360       353       60       6    9/1/2005    3/1/2006    8/1/2035   3,237.58
 6307063336   5a      Primary      PUD             360       353    47.37   5.875    9/1/2005    3/1/2006    8/1/2035   5,323.85
 6322045573   5a      Primary      SFR             360       353    67.11   5.875    9/1/2005    3/1/2006    8/1/2035   5,915.38
 6332424248   5a      Secondary    SFR             360       353       80   5.875    9/1/2005    4/1/2006    8/1/2035   2,555.45
 6343702947   5a      Primary      SFR             360       353    62.97       6    9/1/2005    3/1/2006    8/1/2035   2,823.89
 6357301859   5a      Primary      Condominium     360       353       75    5.75    9/1/2005    3/1/2006    8/1/2035   3,501.44
 6363068393   5a      Primary      SFR             360       352    63.15   5.875    8/1/2005    3/1/2006    7/1/2035   2,745.72
 6364222163   5a      Secondary    SFR             360       353       75   5.875    9/1/2005    3/1/2006    8/1/2035   3,362.90
 6369935967   5a      Primary      SFR             360       353    76.67    5.75    9/1/2005    3/1/2006    8/1/2035   3,355.55
 6371088888   5a      Primary      SFR             360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   3,544.50
 6373529459   5a      Primary      SFR             360       352    50.25    5.75    8/1/2005    3/1/2006    7/1/2035   5,205.48
 6379705319   5a      Primary      SFR             360       352    79.25    5.75    8/1/2005    3/1/2006    7/1/2035   2,451.01
 6385512881   5a      Secondary    SFR             360       352       80   5.875    8/1/2005    3/1/2006    7/1/2035   5,868.06
 6427579369   5a      Primary      SFR             360       352    74.52    5.75    8/1/2005    3/1/2006    7/1/2035   2,696.11
 6433562326   5a      Secondary    Condominium     360       352    53.59       6    8/1/2005    3/1/2006    7/1/2035   2,730.96
 6438874452   5a      Primary      PUD             360       353    64.94    5.75    9/1/2005    3/1/2006    8/1/2035   3,297.19
 6448099348   5a      Primary      SFR             360       352    53.57    5.75    8/1/2005    3/1/2006    7/1/2035   4,376.80
 6450185621   5a      Primary      SFR             360       352    66.49       6    8/1/2005    3/1/2006    7/1/2035   3,687.24
 6461380450   5a      Primary      SFR             360       352       80    5.75    8/1/2005    3/1/2006    7/1/2035   2,451.01
 6461502103   5a      Primary      SFR             360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   3,217.97
 6474942023   5a      Primary      Condominium     360       352     59.5   5.875    8/1/2005    3/1/2006    7/1/2035   3,519.65
 6494312918   5a      Secondary    SFR             360       353       80       6    9/1/2005    3/1/2006    8/1/2035   4,796.41
 6496921302   5a      Primary      SFR             360       352     68.6    5.75    8/1/2005    3/1/2006    7/1/2035   5,164.63
 6504280642   5a      Primary      SFR             360       353    71.69   5.875    9/1/2005    3/1/2006    8/1/2035   3,392.47
 6504641462   5a      Primary      PUD             360       352    65.38   5.875    8/1/2005    3/1/2006    7/1/2035   2,514.04
 6530470654   5a      Primary      SFR             360       352    63.89    5.75    8/1/2005    3/1/2006    7/1/2035   3,933.29
 6533217680   5a      Secondary    SFR             360       352       80   5.875    8/1/2005    3/1/2006    7/1/2035   2,744.74
 6538463545   5a      Primary      SFR             360       352    30.08    5.75    8/1/2005    3/1/2006    7/1/2035   5,835.73
 6538722692   5a      Primary      SFR             360       353    68.69    5.75    9/1/2005    3/1/2006    8/1/2035   2,605.66
 6541726300   5a      Primary      SFR             360       352    79.79       6    8/1/2005    4/1/2006    7/1/2035   3,406.86
 6546836872   5a      Primary      SFR             360       353       75    5.75    9/1/2005    3/1/2006    8/1/2035   2,910.57
 6569891077   5a      Secondary    Condominium     360       352    77.99    5.75    8/1/2005    3/1/2006    7/1/2035   2,626.08
 6570905668   5a      Primary      SFR             360       352    61.33    5.75    8/1/2005    3/1/2006    7/1/2035   5,368.88
 6595970309   5a      Primary      SFR             360       352    79.71    5.75    8/1/2005    3/1/2006    7/1/2035   3,209.66
 6603370401   5a      Primary      PUD             360       352    60.73    5.75    8/1/2005    3/1/2006    7/1/2035   5,835.73
 6611352292   5a      Secondary    Condominium     360       353    64.73    5.75    9/1/2005    3/1/2006    8/1/2035   2,596.90
 6632032675   5a      Primary      PUD             360       353    70.27   5.875    9/1/2005    3/1/2006    8/1/2035   3,845.00
 6647869814   5a      Primary      PUD             360       352    53.57    5.75    8/1/2005    3/1/2006    7/1/2035   2,917.87
 6655233473   5a      Primary      2-Family        360       352       75   5.875    8/1/2005    3/1/2006    7/1/2035   4,068.75
 6665846108   5a      Primary      SFR             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   2,614.41
 6679626322   5a      Primary      Condominium     360       353       77   5.875    9/1/2005    4/1/2006    8/1/2035   2,956.10
 6693365725   5a      Primary      SFR             360       353    78.63   5.875    9/1/2005    3/1/2006    8/1/2035   2,721.08
 6694059301   5a      Primary      SFR             360       352    74.07   5.875    8/1/2005    3/1/2006    7/1/2035   3,549.23
 6696940458   5a      Primary      2-Family        360       352    78.27   5.875    8/1/2005    3/1/2006    7/1/2035   3,217.97
 6706373963   5a      Primary      SFR             360       353    66.67    5.75    9/1/2005    3/1/2006    8/1/2035   3,501.44
 6733376427   5a      Primary      PUD             360       352       80   5.875    8/1/2005    3/1/2006    7/1/2035   4,632.93
 6735454545   5a      Primary      SFR             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   4,341.79
 6748261713   5a      Primary      PUD             360       352    61.19    5.75    8/1/2005    3/1/2006    7/1/2035   2,856.59
 6761871364   5a      Primary      SFR             360       353    17.83   5.875    9/1/2005    3/1/2006    8/1/2035   3,637.96
 6772532229   5a      Primary      SFR             360       353    67.46    5.75    9/1/2005    3/1/2006    8/1/2035   4,937.03
 6776848399   5a      Primary      SFR             360       353    73.54    5.75    9/1/2005    3/1/2006    8/1/2035   3,034.00
 6782784943   5a      Primary      SFR             360       353       80   5.875    9/1/2005    4/1/2006    8/1/2035   3,122.85
 6790162520   5a      Primary      SFR             360       353    79.12    5.75    9/1/2005    3/1/2006    8/1/2035   3,028.75
 6808384231   5a      Primary      SFR             360       352    67.86    5.75    8/1/2005    3/1/2006    7/1/2035   2,771.98
 6820669916   5a      Primary      Condominium     360       352     66.3    5.75    8/1/2005    3/1/2006    7/1/2035   3,869.09
 6823667834   5a      Primary      SFR             360       351    60.87    5.75    7/1/2005    3/1/2006    6/1/2035   2,451.01
 6824242983   5a      Primary      PUD             360       352    66.04    5.75    8/1/2005    3/1/2006    7/1/2035   4,085.02
 6825317545   5a      Primary      SFR             360       352    79.27    5.75    8/1/2005    3/1/2006    7/1/2035   3,793.23
 6826452051   5a      Primary      SFR             360       352       75    5.75    8/1/2005    3/1/2006    7/1/2035   4,508.11
 6832537986   5a      Primary      Condominium     360       352    76.02    5.75    8/1/2005    3/1/2006    7/1/2035   3,793.23
 6832992702   5a      Primary      SFR             360       352       80    5.75    8/1/2005    3/1/2006    7/1/2035   3,104.61
 6833773630   5a      Primary      PUD             360       352    77.62    5.75    8/1/2005    3/1/2006    7/1/2035   4,756.12
 6834274059   5a      Primary      PUD             360       353    74.56    5.75    9/1/2005    4/1/2006    8/1/2035   2,480.19
 6837244083   5a      Primary      Condominium     360       353    65.55   5.875    9/1/2005    3/1/2006    8/1/2035   2,685.59
 6842936137   5a      Secondary    PUD             360       352    67.74    5.75    8/1/2005    3/1/2006    7/1/2035   3,063.76
 6846438965   5a      Primary      SFR             360       353    74.52    5.75    9/1/2005    3/1/2006    8/1/2035   5,835.73
 6869210440   5a      Secondary    SFR             360       353       80    5.75    9/1/2005    4/1/2006    8/1/2035   2,707.78
 6872458176   5a      Primary      SFR             360       353       42   5.875    9/1/2005    3/1/2006    8/1/2035   2,484.46
 6885482395   5a      Primary      PUD             360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   2,569.65
 6895928882   5a      Secondary    Condominium     360       353    69.31    5.75    9/1/2005    3/1/2006    8/1/2035   4,085.02
 6914090656   5a      Primary      SFR             360       352    64.14   5.875    8/1/2005    3/1/2006    7/1/2035   2,750.66
 6920381636   5a      Primary      SFR             360       352       75    5.75    8/1/2005    3/1/2006    7/1/2035   3,501.44
 6925802925   5a      Primary      Condominium     360       353       80    5.75    9/1/2005    4/1/2006    8/1/2035   3,282.02
 6934786358   5a      Secondary    SFR             360       352    79.99       6    8/1/2005    3/1/2006    7/1/2035   4,358.74
 6935369873   5a      Secondary    PUD             360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   2,531.79
 6935515871   5a      Primary      PUD             360       352    78.55    5.75    8/1/2005    3/1/2006    7/1/2035   2,544.15
 6945031075   5a      Secondary    SFR             360       352       80    5.75    8/1/2005    3/1/2006    7/1/2035   2,955.22
 6959965275   5a      Primary      SFR             360       352    69.48    5.75    8/1/2005    3/1/2006    7/1/2035   2,830.33
 6960059100   5a      Primary      SFR             360       353    64.61    5.75    9/1/2005    4/1/2006    8/1/2035   2,684.44
 6969905956   5a      Primary      SFR             360       352    61.58   5.875    8/1/2005    3/1/2006    7/1/2035   3,460.50
 6970578172   5a      Primary      SFR             360       353    73.86    5.75    9/1/2005    4/1/2006    8/1/2035   3,793.23
 6983475788   5a      Primary      Condominium     360       352       70    5.75    8/1/2005    3/1/2006    7/1/2035   6,413.47
 6983663896   5a      Primary      SFR             360       353    63.92    5.75    9/1/2005    3/1/2006    8/1/2035   3,618.16
 6987242838   5a      Secondary    Condominium     360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   2,917.87
 6987833883   5a      Secondary    Condominium     360       352       80   5.875    8/1/2005    3/1/2006    7/1/2035   2,980.88
 6989260598   5a      Primary      SFR             360       353    62.16   5.875    9/1/2005    3/1/2006    8/1/2035   3,401.35
 6990185172   5a      Primary      SFR             360       352    76.54    5.75    8/1/2005    4/1/2006    7/1/2035   2,970.39
 6992786795   5a      Primary      Condominium     360       352       80   5.875    8/1/2005    3/1/2006    7/1/2035   2,990.82
 6993239455   5a      Primary      SFR             360       352       80    5.75    8/1/2005    3/1/2006    7/1/2035   3,407.49
 6998073495   5a      Secondary    Condominium     360       353       75   5.875    9/1/2005    3/1/2006    8/1/2035   3,637.96
 3302139245   5a      Primary      SFR             360       353    31.23       6    9/1/2005    3/1/2006    8/1/2035   3,417.44
 3302543826   5a      Secondary    SFR             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   3,403.40
 3302609114   5a      Primary      SFR             360       353    75.19    5.75    9/1/2005    3/1/2006    8/1/2035   2,917.87
 3302670322   5a      Primary      SFR             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   3,361.38
 3302745389   5a      Primary      SFR             360       353    48.08    6.25    9/1/2005    3/1/2006    8/1/2035   3,078.59
 3302904648   5a      Primary      PUD             360       354    66.67    5.75   10/1/2005    4/1/2006    9/1/2035   3,209.66
 6008151091   5a      Primary      SFR             360       353    44.31    5.75    9/1/2005    3/1/2006    8/1/2035   3,749.46
 6018235132   5a      Primary      SFR             360       353    61.63    5.75    9/1/2005    3/1/2006    8/1/2035   3,308.86
 6020781180   5a      Primary      SFR             360       353     53.8       6    9/1/2005    3/1/2006    8/1/2035   2,548.09
 6033578755   5a      Secondary    SFR             360       354       80   5.875   10/1/2005    3/1/2006    9/1/2035   3,265.29
 6041880920   5a      Secondary    Condominium     360       352       80       6    8/1/2005    4/1/2006    7/1/2035   2,781.92
 6043308094   5a      Primary      SFR             360       353       75       6    9/1/2005    3/1/2006    8/1/2035   3,507.38
 6046429632   5a      Primary      SFR             360       353    19.27   5.875    9/1/2005    3/1/2006    8/1/2035   2,547.63
 6050080131   5a      Primary      SFR             360       354    69.52   5.875   10/1/2005    3/1/2006    9/1/2035   4,318.23
 6052153175   5a      Primary      SFR             360       354       70    5.75   10/1/2005    3/1/2006    9/1/2035   2,777.81
 6053231947   5a      Primary      SFR             360       354    78.04    5.75   10/1/2005    3/1/2006    9/1/2035   5,158.79
 6056654046   5a      Primary      SFR             360       353    61.67    5.75    9/1/2005    3/1/2006    8/1/2035   5,164.63
 6066048304   5a      Primary      SFR             360       354    66.25   5.875   10/1/2005    3/1/2006    9/1/2035   3,135.16
 6071628173   5a      Primary      Townhouse       360       354    65.56   5.875   10/1/2005    3/1/2006    9/1/2035   3,490.08
 6099481100   5a      Secondary    SFR             360       354    76.47    5.75   10/1/2005    3/1/2006    9/1/2035   3,793.23
 6112081598   5a      Primary      Condominium     360       354       55   5.875   10/1/2005    4/1/2006    9/1/2035   4,880.19
 6120047359   5a      Primary      SFR             360       354    69.92    5.75   10/1/2005    4/1/2006    9/1/2035   2,509.37
 6133724952   5a      Primary      SFR             360       353    79.98    5.75    9/1/2005    3/1/2006    8/1/2035   5,082.92
 6136953046   5a      Primary      Condominium     360       354       80   5.875   10/1/2005    3/1/2006    9/1/2035   2,806.26
 6144188437   5a      Primary      SFR             360       353       80    5.75    9/1/2005    4/1/2006    8/1/2035   2,567.73
 6159977062   5a      Primary      SFR             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   2,707.78
 6161043077   5a      Primary      Condominium     360       354    79.74    5.75   10/1/2005    4/1/2006    9/1/2035   3,322.58
 6164620004   5a      Primary      SFR             360       354    65.15   5.875   10/1/2005    3/1/2006    9/1/2035   2,543.62
 6178506629   5a      Primary      SFR             360       353    55.92   5.875    9/1/2005    3/1/2006    8/1/2035   5,292.20
 6187843336   5a      Primary      SFR             360       354       70    6.25   10/1/2005    3/1/2006    9/1/2035   2,715.32
 6191403358   5a      Primary      SFR             360       354       30    5.75   10/1/2005    3/1/2006    9/1/2035   3,501.44
 6194774490   5a      Primary      SFR             360       354    79.75       6   10/1/2005    3/1/2006    9/1/2035   2,820.89
 6200537733   5a      Primary      SFR             360       354    63.89    5.75   10/1/2005    3/1/2006    9/1/2035   3,355.55
 6202660202   5a      Primary      SFR             360       354    68.24    5.75   10/1/2005    4/1/2006    9/1/2035   2,947.05
 6204611310   5a      Primary      PUD             360       354    42.45   5.875   10/1/2005    4/1/2006    9/1/2035   3,076.00
 6204739418   5a      Secondary    SFR             360       354     62.5    5.75   10/1/2005    3/1/2006    9/1/2035   2,917.87
 6206007418   5a      Primary      SFR             360       353    66.92   5.875    9/1/2005    3/1/2006    8/1/2035   2,573.19
 6209713855   5a      Primary      SFR             360       353    55.77    5.75    9/1/2005    3/1/2006    8/1/2035   4,230.91
 6215586956   5a      Primary      SFR             360       354    65.15    5.75   10/1/2005    3/1/2006    9/1/2035   2,509.37
 6216691433   5a      Primary      SFR             360       354    67.52   5.875   10/1/2005    3/1/2006    9/1/2035   2,484.46
 6218486394   5a      Primary      SFR             360       353    73.03   5.875    9/1/2005    3/1/2006    8/1/2035   3,845.00
 6231405587   5a      Primary      Condominium     360       354    69.41    5.75   10/1/2005    3/1/2006    9/1/2035   2,754.47
 6232378940   5a      Primary      PUD             360       354    67.48    5.75   10/1/2005    3/1/2006    9/1/2035   2,567.73
 6238244203   5a      Primary      SFR             360       353     66.8   5.875    9/1/2005    3/1/2006    8/1/2035   2,667.27
 6244016223   5a      Secondary    PUD             360       354    73.38   5.625   10/1/2005    3/1/2006    9/1/2035   2,863.90
 6256112704   5a      Primary      SFR             360       354    36.96    5.75   10/1/2005    3/1/2006    9/1/2035   6,524.35
 6257601085   5a      Primary      SFR             360       352    77.11    5.75    8/1/2005    3/1/2006    7/1/2035   3,501.44
 6263916584   5a      Primary      SFR             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   2,511.24
 6265965308   5a      Primary      SFR             360       354       80   5.875   10/1/2005    3/1/2006    9/1/2035   2,602.77
 6272253417   5a      Primary      PUD             360       354    70.42       6   10/1/2005    3/1/2006    9/1/2035   2,997.76
 6273144599   5a      Primary      PUD             360       354    68.75   6.375   10/1/2005    4/1/2006    9/1/2035   3,431.29
 6275507264   5a      Primary      2-Family        360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   3,501.44
 6276931190   5a      Primary      SFR             360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   3,501.91
 6282268587   5a      Primary      SFR             360       354    54.54   5.875   10/1/2005    3/1/2006    9/1/2035   3,129.24
 6282458519   5a      Primary      SFR             360       354       80    5.75   10/1/2005    3/1/2006    9/1/2035   3,197.98
 6298626521   5a      Primary      SFR             360       354    69.44       6   10/1/2005    3/1/2006    9/1/2035   2,997.76
 6303369802   5a      Primary      SFR             360       353    73.15   5.875    9/1/2005    3/1/2006    8/1/2035   2,691.50
 6308974804   5a      Primary      SFR             360       353    66.33    5.75    9/1/2005    3/1/2006    8/1/2035   3,851.59
 6317344585   5a      Primary      2-Family        360       354    47.51       6   10/1/2005    3/1/2006    9/1/2035   3,703.34
 6319939564   5a      Primary      SFR             360       353    64.52   5.875    9/1/2005    3/1/2006    8/1/2035   3,549.23
 6321703347   5a      Primary      SFR             360       353    37.06   5.875    9/1/2005    3/1/2006    8/1/2035   2,850.16
 6326465892   5a      Primary      SFR             360       354     68.1   5.875   10/1/2005    4/1/2006    9/1/2035   2,699.19
 6328778003   5a      Primary      SFR             360       354    18.87   5.875   10/1/2005    3/1/2006    9/1/2035   2,957.69
 6330531333   5a      Primary      SFR             360       353    63.87   5.875    9/1/2005    3/1/2006    8/1/2035   2,833.47
 6333797923   5a      Primary      SFR             360       354    75.47   5.875   10/1/2005    3/1/2006    9/1/2035   4,732.31
 6336391054   5a      Primary      PUD             360       354       80    6.25   10/1/2005    3/1/2006    9/1/2035   4,088.37
 6338692988   5a      Primary      SFR             360       353       40    5.75    9/1/2005    3/1/2006    8/1/2035   4,668.59
 6342953830   5a      Primary      SFR             360       354    78.42   5.875   10/1/2005    3/1/2006    9/1/2035   4,986.67
 6348169910   5a      Primary      SFR             360       353    54.88       6    9/1/2005    3/1/2006    8/1/2035   2,697.98
 6359958375   5a      Secondary    SFR             360       353    62.08   5.875    9/1/2005    3/1/2006    8/1/2035   3,845.00
 6377686669   5a      Secondary    SFR             360       353    61.53   5.875    9/1/2005    3/1/2006    8/1/2035   4,732.31
 6389950061   5a      Primary      SFR             360       354    78.73   6.125   10/1/2005    4/1/2006    9/1/2035   2,630.96
 6390856240   5a      Primary      PUD             360       353    59.41    5.75    9/1/2005    3/1/2006    8/1/2035   2,947.05
 6405064574   5a      Primary      SFR             360       353     59.6   5.875    9/1/2005    3/1/2006    8/1/2035   8,725.19
 6413544831   5a      Secondary    SFR             360       354       75   5.875   10/1/2005    3/1/2006    9/1/2035   2,883.75
 6438336270   5a      Primary      PUD             360       353    79.78   5.875    9/1/2005    3/1/2006    8/1/2035   4,294.57
 6451480575   5a      Primary      SFR             360       354    86.96   5.875   10/1/2005    3/1/2006    9/1/2035   2,649.05
 6453931203   5a      Primary      SFR             360       353       70    5.75    9/1/2005    3/1/2006    8/1/2035   6,382.83
 6455537412   5a      Primary      SFR             360       354    77.74    5.75   10/1/2005    3/1/2006    9/1/2035   2,567.73
 6461494004   5a      Primary      SFR             360       353    40.94       6    9/1/2005    3/1/2006    8/1/2035   3,122.20
 6463968344   5a      Primary      2-Family        360       354    72.22       6   10/1/2005    3/1/2006    9/1/2035   3,897.08
 6464052148   5a      Primary      SFR             360       353    72.99   5.875    9/1/2005    4/1/2006    8/1/2035   2,806.59
 6465093067   5a      Secondary    PUD             360       354       80   5.875   10/1/2005    3/1/2006    9/1/2035   3,019.21
 6468879207   5a      Primary      SFR             360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   5,915.38
 6471658069   5a      Primary      PUD             360       353    69.66    5.75    9/1/2005    3/1/2006    8/1/2035   2,601.57
 6474802854   5a      Primary      SFR             360       353    26.79   5.875    9/1/2005    3/1/2006    8/1/2035   3,645.14
 6489197449   5a      Primary      SFR             240       233    67.19    5.75    9/1/2005    3/1/2006    8/1/2025   3,018.96
 6500082190   5a      Primary      SFR             360       353    61.74   5.625    9/1/2005    3/1/2006    8/1/2035   2,452.30
 6507824693   5a      Primary      SFR             360       354    66.18    5.75   10/1/2005    3/1/2006    9/1/2035   2,626.08
 6508060859   5a      Primary      SFR             360       354    76.76   5.875   10/1/2005    4/1/2006    9/1/2035   3,223.89
 6516112593   5a      Primary      SFR             360       354    72.58    5.75   10/1/2005    4/1/2006    9/1/2035   2,541.46
 6529184746   5a      Primary      PUD             360       354    77.06   5.875   10/1/2005    3/1/2006    9/1/2035   2,484.46
 6529192343   5a      Primary      SFR             360       354    53.33   5.625   10/1/2005    3/1/2006    9/1/2035   3,453.94
 6544412916   5a      Primary      SFR             360       354       80   5.875   10/1/2005    3/1/2006    9/1/2035   5,347.51
 6549922042   5a      Primary      SFR             360       354    58.75    5.75   10/1/2005    3/1/2006    9/1/2035   3,291.36
 6552845031   5a      Primary      SFR             360       354    23.71       6   10/1/2005    3/1/2006    9/1/2035   5,995.51
 6554037272   5a      Secondary    PUD             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   5,602.30
 6555848487   5a      Primary      SFR             360       354    63.95    5.75   10/1/2005    3/1/2006    9/1/2035   3,116.28
 6560698000   5a      Primary      SFR             360       354    77.82   5.875   10/1/2005    4/1/2006    9/1/2035   3,383.60
 6562526621   5a      Secondary    SFR             360       352       80       6    8/1/2005    3/1/2006    7/1/2035   3,789.16
 6565310833   5a      Primary      SFR             360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   5,075.40
 6569805465   5a      Secondary    Condominium     360       354       80    5.75   10/1/2005    3/1/2006    9/1/2035   4,668.58
 6575952723   5a      Secondary    PUD             360       354    79.99    5.75   10/1/2005    3/1/2006    9/1/2035   4,178.39
 6576557729   5a      Primary      SFR             360       353    69.91   5.875    9/1/2005    3/1/2006    8/1/2035   5,504.26
 6578207497   5a      Primary      3-Family        360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   4,188.09
 6580992227   5a      Primary      Condominium     360       353    78.33    5.75    9/1/2005    3/1/2006    8/1/2035   2,742.80
 6586295716   5a      Primary      SFR             360       353    71.97    5.75    9/1/2005    3/1/2006    8/1/2035   2,771.98
 6587897189   5a      Primary      SFR             360       354    79.96    5.75   10/1/2005    3/1/2006    9/1/2035   2,468.52
 6589792065   5a      Primary      SFR             360       353    47.47   5.875    9/1/2005    4/1/2006    8/1/2035   2,751.95
 6593704619   5a      Primary      SFR             360       354    63.13    5.75   10/1/2005    3/1/2006    9/1/2035   7,294.67
 6601191783   5a      Primary      SFR             360       353    43.31       6    9/1/2005    3/1/2006    8/1/2035   3,146.68
 6602441526   5a      Primary      SFR             360       353    59.64       6    9/1/2005    3/1/2006    8/1/2035   2,860.53
 6604770682   5a      Primary      PUD             360       354    69.99    5.75   10/1/2005    3/1/2006    9/1/2035   4,055.84
 6609142291   5a      Primary      SFR             360       354    57.06   5.875   10/1/2005    3/1/2006    9/1/2035   3,442.75
 6619008722   5a      Primary      SFR             360       354       70       6   10/1/2005    3/1/2006    9/1/2035   2,518.12
 6626029216   5a      Secondary    Condominium     360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   4,259.08
 6636424068   5a      Secondary    SFR             360       353       80   5.625    9/1/2005    4/1/2006    8/1/2035   2,751.64
 6658366999   5a      Primary      SFR             360       353    30.37   5.875    9/1/2005    3/1/2006    8/1/2035   2,964.59
 6661117728   5a      Primary      PUD             360       353    69.67   5.875    9/1/2005    3/1/2006    8/1/2035   5,028.08
 6669511401   5a      Primary      SFR             360       354    46.75    5.75   10/1/2005    3/1/2006    9/1/2035   2,714.49
 6678526978   5a      Primary      SFR             240       234    73.53    5.75   10/1/2005    3/1/2006    9/1/2025   3,510.42
 6678891265   5a      Primary      SFR             300       294    42.11    5.75   10/1/2005    3/1/2006    9/1/2030   5,032.86
 6684098749   5a      Primary      PUD             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   2,927.67
 6689241146   5a      Secondary    SFR             360       353    69.57   5.875    9/1/2005    3/1/2006    8/1/2035   3,785.85
 6691665043   5a      Secondary    Condominium     360       354       80       6   10/1/2005    3/1/2006    9/1/2035   5,395.96
 6691773805   5a      Primary      SFR             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   5,503.10
 6703622321   5a      Primary      Condominium     360       353    79.99    5.75    9/1/2005    3/1/2006    8/1/2035   3,291.65
 6707901200   5a      Primary      PUD             360       354    62.76    5.75   10/1/2005    3/1/2006    9/1/2035   4,120.03
 6717493834   5a      Primary      3-Family        360       354    79.75   5.875   10/1/2005    3/1/2006    9/1/2035   3,845.00
 6717735044   5a      Primary      Condominium     360       354       66    5.75   10/1/2005    3/1/2006    9/1/2035   3,358.58
 6725823683   5a      Primary      SFR             360       353    68.59   5.875    9/1/2005    3/1/2006    8/1/2035   2,880.79
 6738154605   5a      Primary      SFR             360       354    79.41    5.75   10/1/2005    3/1/2006    9/1/2035   3,443.09
 6741348715   5a      Primary      SFR             360       354    77.87    5.75   10/1/2005    3/1/2006    9/1/2035   3,408.07
 6762995519   5a      Primary      SFR             360       353       80    5.75    9/1/2005    3/1/2006    8/1/2035   2,507.03
 6763963060   5a      Primary      PUD             360       353    65.52    5.75    9/1/2005    3/1/2006    8/1/2035   3,781.56
 6766392945   5a      Primary      SFR             360       353     45.9       6    9/1/2005    3/1/2006    8/1/2035   2,856.46
 6766678434   5a      Primary      SFR             360       354    78.71   5.625   10/1/2005    3/1/2006    9/1/2035   4,576.47
 6774159062   5a      Primary      SFR             360       354    54.76       6   10/1/2005    3/1/2006    9/1/2035   2,997.76
 6782342775   5a      Primary      PUD             360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   4,140.77
 6789170310   5a      Primary      SFR             360       354    74.23    5.75   10/1/2005    4/1/2006    9/1/2035   2,521.04
 6798386808   5a      Primary      PUD             360       353    74.77    5.75    9/1/2005    3/1/2006    8/1/2035   2,669.85
 6800350552   5a      Secondary    SFR             360       354       80    5.75   10/1/2005    3/1/2006    9/1/2035   2,497.70
 6805711436   5a      Primary      PUD             360       352    73.08   5.875    8/1/2005    3/1/2006    7/1/2035   2,658.61
 6807929382   5a      Secondary    SFR             360       354    64.07       6   10/1/2005    4/1/2006    9/1/2035   3,207.60
 6811742201   5a      Primary      SFR             360       353    58.14   5.875    9/1/2005    4/1/2006    8/1/2035   2,957.69
 6824213000   5a      Primary      SFR             360       354    77.45    5.75   10/1/2005    3/1/2006    9/1/2035   3,548.13
 6829487112   5a      Primary      Condominium     360       354    54.41    5.75   10/1/2005    3/1/2006    9/1/2035   2,701.95
 6830750144   5a      Primary      SFR             360       353    48.29   5.875    9/1/2005    4/1/2006    8/1/2035   6,997.90
 6834356765   5a      Primary      2-Family        360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   3,312.62
 6836074754   5a      Primary      SFR             360       353       40   5.875    9/1/2005    3/1/2006    8/1/2035   5,678.77
 6843124790   5a      Primary      Condominium     360       354    44.96   5.875   10/1/2005    4/1/2006    9/1/2035   3,164.73
 6849577165   5a      Primary      SFR             360       353       72   5.875    9/1/2005    4/1/2006    8/1/2035   3,194.31
 6849780413   5a      Primary      SFR             360       353       70    5.75    9/1/2005    4/1/2006    8/1/2035   3,472.26
 6852905279   5a      Primary      SFR             360       353    74.74    5.75    9/1/2005    3/1/2006    8/1/2035   3,402.24
 6854074108   5a      Primary      SFR             360       353     73.6   5.875    9/1/2005    3/1/2006    8/1/2035   5,442.15
 6866694661   5a      Primary      SFR             360       354    77.14   5.875   10/1/2005    3/1/2006    9/1/2035   3,194.31
 6868545572   5a      Primary      SFR             360       354     64.7       6   10/1/2005    3/1/2006    9/1/2035   2,560.09
 6869103694   5a      Secondary    SFR             360       352       80    5.75    8/1/2005    3/1/2006    7/1/2035   2,559.65
 6873712332   5a      Primary      Condominium     360       354    65.38   5.875   10/1/2005    3/1/2006    9/1/2035   2,514.04
 6875981711   5a      Primary      SFR             360       353       65    5.75    9/1/2005    3/1/2006    8/1/2035   5,595.01
 6877641529   5a      Secondary    SFR             360       354       80    5.75   10/1/2005    3/1/2006    9/1/2035   2,787.15
 6880245003   5a      Primary      SFR             360       353       70   5.875    9/1/2005    3/1/2006    8/1/2035   3,561.06
 6883396027   5a      Primary      SFR             360       353       70    5.75    9/1/2005    3/1/2006    8/1/2035   3,002.49
 6891193648   5a      Primary      SFR             360       353    68.42    5.75    9/1/2005    3/1/2006    8/1/2035   3,793.23
 6894072013   5a      Primary      SFR             360       354     48.5    5.75   10/1/2005    3/1/2006    9/1/2035   3,764.05
 6903114145   5a      Primary      SFR             360       353    68.25    5.75    9/1/2005    3/1/2006    8/1/2035   2,509.37
 6903679246   5a      Primary      SFR             360       353    57.25    5.75    9/1/2005    3/1/2006    8/1/2035   4,376.80
 6904250500   5a      Primary      SFR             360       354       70    5.75   10/1/2005    3/1/2006    9/1/2035   3,349.71
 6904677421   5a      Primary      SFR             360       353    71.68    5.75    9/1/2005    3/1/2006    8/1/2035   2,614.41
 6906254955   5a      Primary      SFR             360       354    68.78    5.75   10/1/2005    3/1/2006    9/1/2035   4,756.12
 6908353888   5a      Primary      Condominium     360       353       80    5.75    9/1/2005    4/1/2006    8/1/2035   2,759.14
 6913376213   5a      Primary      SFR             360       353       80   5.875    9/1/2005    3/1/2006    8/1/2035   2,602.77
 6913414642   5a      Primary      SFR             360       353    53.13   5.875    9/1/2005    3/1/2006    8/1/2035   2,765.57
 6914149585   5a      Primary      PUD             360       354    73.73   5.875   10/1/2005    3/1/2006    9/1/2035   2,573.19
 6915589144   5a      Primary      SFR             300       294     65.9   5.875   10/1/2005    3/1/2006    9/1/2030   2,831.97
 6918066843   5a      Primary      PUD             360       354    76.43    5.75   10/1/2005    3/1/2006    9/1/2035   2,877.02
 6922147274   5a      Primary      PUD             360       353    65.19   5.875    9/1/2005    3/1/2006    8/1/2035   2,602.77
 6922682320   5a      Primary      SFR             360       354    75.74       6   10/1/2005    3/1/2006    9/1/2035   3,837.13
 6925001247   5a      Primary      SFR             360       354    69.02    5.75   10/1/2005    3/1/2006    9/1/2035   3,349.13
 6930058976   5a      Primary      PUD             360       354    64.71   5.875   10/1/2005    3/1/2006    9/1/2035   6,506.92
 6938300552   5a      Primary      SFR             360       354       70    5.75   10/1/2005    3/1/2006    9/1/2035   2,528.63
 6946890578   5a      Primary      SFR             360       354    61.44   5.875   10/1/2005    4/1/2006    9/1/2035   2,780.23
 6961810543   5a      Primary      Condominium     360       354    69.25       6   10/1/2005    3/1/2006    9/1/2035   3,861.11
 6964706623   5a      Primary      SFR             360       354       70       6   10/1/2005    3/1/2006    9/1/2035   2,560.09
 6967269728   5a      Primary      PUD             360       354    73.45    5.75   10/1/2005    3/1/2006    9/1/2035   2,421.83
 6968519048   5a      Primary      SFR             360       353    64.84       6    9/1/2005    3/1/2006    8/1/2035   3,343.02
 6973746305   5a      Primary      PUD             360       353    79.88   5.625    9/1/2005    3/1/2006    8/1/2035   3,678.45
 6978329735   5a      Primary      SFR             360       353    69.32    5.75    9/1/2005    3/1/2006    8/1/2035   2,952.88
 3301183756   5a      Primary      SFR             360       347    85.74   5.375    3/1/2005    3/1/2006    2/1/2035   2,592.67
 3302293380   5a      Primary      SFR             360       354       80   5.625   10/1/2005    3/1/2006    9/1/2035   3,338.81
 3302412444   5a      Primary      SFR             360       352    41.56   5.875    8/1/2005    3/1/2006    7/1/2035   3,136.80
 3302604974   5a      Primary      Condominium     360       354       80       6   10/1/2005    3/1/2006    9/1/2035   3,477.39
 3302691302   5a      Primary      PUD             360       356       80    5.25   12/1/2005    3/1/2006   11/1/2035   3,379.49
 3302699818   5a      Primary      SFR             360       354    77.39    5.75   10/1/2005    4/1/2006    9/1/2035   2,976.23
 3302720846   5a      Secondary    SFR             360       355     9.79   5.875   11/1/2005    3/1/2006   10/1/2035   3,762.63
 3302760917   5a      Primary      SFR             360       355       80       6   11/1/2005    3/1/2006   10/1/2035   2,701.20
 3302775311   5a      Primary      Condominium     360       355       80   6.125   11/1/2005    3/1/2006   10/1/2035   2,576.27
 3302781202   5a      Primary      SFR             360       355    72.97   5.875   11/1/2005    3/1/2006   10/1/2035   3,992.89
 3302804624   5a      Primary      SFR             360       355       42    5.75   11/1/2005    4/1/2006   10/1/2035   3,063.76
 3302930544   5a      Secondary    SFR             360       355       43   5.875   11/1/2005    3/1/2006   10/1/2035   2,848.71
 3302995612   5a      Primary      Condominium     360       354    66.67       6   10/1/2005    3/1/2006    9/1/2035   2,997.76
 3302995737   5a      Primary      SFR             360       355     74.9   5.875   11/1/2005    3/1/2006   10/1/2035   3,212.32
 3303029106   5a      Primary      SFR             360       355    77.21    5.75   11/1/2005    3/1/2006   10/1/2035   3,541.60
 3303038594   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,801.15
 3303050128   5a      Primary      Condominium     360       356    66.76   5.875   12/1/2005    3/1/2006   11/1/2035   2,898.54
 3303066256   5a      Primary      SFR             360       355       80   5.625   11/1/2005    3/1/2006   10/1/2035   3,108.55
 3303083673   5a      Primary      PUD             360       356    32.39    5.75   12/1/2005    3/1/2006   11/1/2035   3,355.55
 3303097798   5a      Primary      SFR             360       355    45.95    5.75   11/1/2005    3/1/2006   10/1/2035   2,882.86
 3303112084   5a      Primary      Condominium     360       355    79.37       6   11/1/2005    3/1/2006   10/1/2035   3,021.74
 3303117463   5a      Primary      SFR             360       356    67.03   6.125   12/1/2005    3/1/2006   11/1/2035   4,561.34
 3303121408   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,544.38
 3303153666   5a      Primary      SFR             360       355     62.5     5.5   11/1/2005    3/1/2006   10/1/2035   2,838.95
 3303158061   5a      Primary      SFR             360       355    65.63    5.75   11/1/2005    4/1/2006   10/1/2035   3,676.51
 3303170124   5a      Primary      PUD             360       355       80   5.625   11/1/2005    3/1/2006   10/1/2035   2,473.03
 3303173169   5a      Primary      SFR             360       356    66.66   6.125   12/1/2005    3/1/2006   11/1/2035   2,976.79
 3303199438   5a      Primary      SFR             360       356       75       6   12/1/2005    3/1/2006   11/1/2035   3,147.65
 3303299592   5a      Primary      SFR             360       355    75.81   5.625   11/1/2005    3/1/2006   10/1/2035   2,705.59
 6000478435   5a      Primary      SFR             360       355       75   5.875   11/1/2005    3/1/2006   10/1/2035   2,661.93
 6000574290   5a      Primary      SFR             360       355    76.52    5.75   11/1/2005    3/1/2006   10/1/2035   2,567.73
 6004882616   5a      Primary      PUD             360       356       80   5.875   12/1/2005    4/1/2006   11/1/2035   2,697.42
 6007872523   5a      Primary      SFR             360       355    45.26   5.875   11/1/2005    3/1/2006   10/1/2035   3,561.06
 6008531920   5a      Primary      Condominium     360       355    72.99       6   11/1/2005    3/1/2006   10/1/2035   2,997.76
 6008829886   5a      Primary      PUD             360       356       80       6   12/1/2005    3/1/2006   11/1/2035   2,964.18
 6009357887   5a      Primary      SFR             360       355    38.01   6.125   11/1/2005    3/1/2006   10/1/2035   2,713.89
 6011909170   5a      Primary      SFR             360       354       80       6   10/1/2005    4/1/2006    9/1/2035   3,957.04
 6015245423   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,731.13
 6016166248   5a      Primary      SFR             360       356     47.2       6   12/1/2005    3/1/2006   11/1/2035   4,244.82
 6021327504   5a      Primary      SFR             360       356    79.92   5.625   12/1/2005    3/1/2006   11/1/2035   3,275.49
 6024583921   5a      Primary      SFR             360       356       50   5.875   12/1/2005    3/1/2006   11/1/2035   4,436.54
 6026465903   5a      Primary      SFR             360       355       80       6   11/1/2005    3/1/2006   10/1/2035   3,117.67
 6028069810   5a      Primary      SFR             360       355    74.95   6.375   11/1/2005    3/1/2006   10/1/2035   2,618.51
 6028117783   5a      Primary      PUD             360       355       80     5.5   11/1/2005    3/1/2006   10/1/2035   3,406.69
 6032979244   5a      Primary      SFR             360       354       80       6   10/1/2005    4/1/2006    9/1/2035   3,597.31
 6033361830   5a      Primary      SFR             360       354    59.01       6   10/1/2005    3/1/2006    9/1/2035   2,847.87
 6034407210   5a      Primary      SFR             360       355       70   5.875   11/1/2005    3/1/2006   10/1/2035   5,797.08
 6035687935   5a      Primary      SFR             360       355    70.16   5.875   11/1/2005    3/1/2006   10/1/2035   2,531.79
 6037607840   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   3,104.61
 6041662500   5a      Primary      SFR             360       354    46.28     5.5   10/1/2005    3/1/2006    9/1/2035   3,179.62
 6042995867   5a      Primary      PUD             360       355    63.66       6   11/1/2005    3/1/2006   10/1/2035   4,770.63
 6043471801   5a      Primary      SFR             360       356       80     5.5   12/1/2005    4/1/2006   11/1/2035   3,179.62
 6046700545   5a      Primary      SFR             360       354    71.36       6   10/1/2005    3/1/2006    9/1/2035   2,674.00
 6050504783   5a      Secondary    SFR             360       355    68.24   5.875   11/1/2005    3/1/2006   10/1/2035   3,430.92
 6053050255   5a      Secondary    PUD             360       356       80       6   12/1/2005    3/1/2006   11/1/2035   3,549.34
 6055634593   5a      Primary      SFR             360       355    79.08   5.875   11/1/2005    4/1/2006   10/1/2035   2,549.53
 6059023330   5a      Primary      SFR             360       355     49.5   5.875   11/1/2005    4/1/2006   10/1/2035   2,957.69
 6060034565   5a      Primary      SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   2,910.37
 6060806830   5a      Primary      SFR             360       355    79.97   5.625   11/1/2005    3/1/2006   10/1/2035   3,125.82
 6061053473   5a      Primary      SFR             360       356    50.94   5.875   12/1/2005    3/1/2006   11/1/2035   3,992.89
 6064829689   5a      Primary      SFR             360       355       70   5.875   11/1/2005    3/1/2006   10/1/2035   6,480.30
 6066867208   5a      Primary      Condominium     360       355       80   6.125   11/1/2005    4/1/2006   10/1/2035   2,843.62
 6077177183   5a      Primary      SFR             360       355       80       6   11/1/2005    3/1/2006   10/1/2035   2,877.85
 6080387159   5a      Primary      SFR             360       355     61.8       6   11/1/2005    3/1/2006   10/1/2035   3,297.53
 6080470609   5a      Primary      SFR             360       355    68.15   5.875   11/1/2005    3/1/2006   10/1/2035   2,721.08
 6081874536   5a      Primary      PUD             360       355    56.64    5.75   11/1/2005    3/1/2006   10/1/2035   4,627.36
 6092728457   5a      Primary      SFR             360       355       80    5.75   11/1/2005    4/1/2006   10/1/2035   2,987.90
 6099321389   5a      Primary      PUD             360       355       75   5.875   11/1/2005    3/1/2006   10/1/2035   2,879.32
 6099451202   5a      Primary      SFR             360       354    51.43    6.25   10/1/2005    4/1/2006    9/1/2035   2,770.73
 6100493789   5a      Secondary    SFR             360       355    65.28    5.75   11/1/2005    3/1/2006   10/1/2035   2,742.80
 6103061666   5a      Primary      PUD             360       355    74.27    5.75   11/1/2005    3/1/2006   10/1/2035   4,902.02
 6103910599   5a      Primary      SFR             360       355    71.76    6.25   11/1/2005    3/1/2006   10/1/2035   3,755.88
 6105537929   5a      Secondary    SFR             360       356       80    5.75   12/1/2005    3/1/2006   11/1/2035   5,592.97
 6107061308   5a      Primary      PUD             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   3,264.70
 6110575534   5a      Primary      SFR             360       356    77.17    5.75   12/1/2005    3/1/2006   11/1/2035   3,535.00
 6117057825   5a      Primary      SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   4,235.42
 6124340818   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   3,445.42
 6125576139   5a      Primary      SFR             360       355    79.74   5.875   11/1/2005    3/1/2006   10/1/2035   3,655.71
 6129995350   5a      Primary      SFR             360       355       80       6   11/1/2005    3/1/2006   10/1/2035   4,196.86
 6131314830   5a      Primary      SFR             360       355    75.18    5.75   11/1/2005    4/1/2006   10/1/2035   3,005.41
 6133554169   5a      Primary      SFR             360       355    74.71    5.75   11/1/2005    3/1/2006   10/1/2035   3,793.23
 6137178783   5a      Primary      SFR             360       355    56.98   6.375   11/1/2005    3/1/2006   10/1/2035   3,305.73
 6146808982   5a      Primary      PUD             360       354       80    5.75   10/1/2005    3/1/2006    9/1/2035   4,108.36
 6157437929   5a      Primary      SFR             360       355     79.1    5.75   11/1/2005    3/1/2006   10/1/2035   4,085.02
 6163416511   5a      Secondary    SFR             360       355       80       6   11/1/2005    3/1/2006   10/1/2035   2,873.05
 6169583785   5a      Primary      SFR             360       355    69.53   5.875   11/1/2005    4/1/2006   10/1/2035   3,253.46
 6171414490   5a      Primary      2-Family        360       355    79.19   5.625   11/1/2005    3/1/2006   10/1/2035   3,076.89
 6171556597   5a      Primary      SFR             360       355    57.03   5.875   11/1/2005    3/1/2006   10/1/2035   4,436.54
 6175198388   5a      Primary      SFR             360       355       64   5.375   11/1/2005    3/1/2006   10/1/2035   2,777.46
 6176081112   5a      Primary      SFR             360       355    73.64    6.25   11/1/2005    3/1/2006   10/1/2035   2,924.66
 6177149926   5a      Primary      PUD             360       355    66.48       6   11/1/2005    3/1/2006   10/1/2035   4,046.97
 6177547764   5a      Primary      SFR             360       354    48.51   6.375   10/1/2005    4/1/2006    9/1/2035   2,723.55
 6183785762   5a      Primary      SFR             360       355       42    5.75   11/1/2005    3/1/2006   10/1/2035   2,696.11
 6184513874   5a      Primary      SFR             360       355    73.91    5.75   11/1/2005    3/1/2006   10/1/2035   2,976.23
 6186133002   5a      Primary      SFR             360       355    61.54   6.125   11/1/2005    3/1/2006   10/1/2035   2,916.54
 6192180526   5a      Primary      PUD             360       355       80    6.25   11/1/2005    3/1/2006   10/1/2035   2,856.93
 6192858246   5a      Primary      PUD             360       355    66.93   5.875   11/1/2005    3/1/2006   10/1/2035   3,266.48
 6193362370   5a      Primary      SFR             360       355    54.77    5.75   11/1/2005    3/1/2006   10/1/2035   3,180.48
 6194748189   5a      Primary      SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   2,839.39
 6196061656   5a      Primary      SFR             360       355    46.51    5.75   11/1/2005    3/1/2006   10/1/2035   2,917.87
 6197138198   5a      Primary      SFR             360       354    55.28    6.25   10/1/2005    3/1/2006    9/1/2035   3,012.42
 6200806963   5a      Primary      PUD             360       355     79.3    5.75   11/1/2005    3/1/2006   10/1/2035   2,661.10
 6203061756   5a      Primary      SFR             360       355       80   5.625   11/1/2005    3/1/2006   10/1/2035   3,836.18
 6209761326   5a      Primary      SFR             360       356    79.69       6   12/1/2005    4/1/2006   11/1/2035   2,961.78
 6210068554   5a      Primary      PUD             360       356       80   5.625   12/1/2005    3/1/2006   11/1/2035   2,302.63
 6211499576   5a      Primary      SFR             360       355       50   5.875   11/1/2005    3/1/2006   10/1/2035   2,957.69
 6215628642   5a      Primary      SFR             360       355    69.06   5.875   11/1/2005    3/1/2006   10/1/2035   5,412.58
 6217684932   5a      Primary      PUD             360       356    58.88    5.75   12/1/2005    3/1/2006   11/1/2035   4,122.95
 6218013628   5a      Primary      Condominium     360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,614.41
 6220594078   5a      Primary      SFR             360       355       80   5.375   11/1/2005    3/1/2006   10/1/2035   2,844.66
 6225237525   5a      Primary      SFR             360       355    74.32   5.875   11/1/2005    4/1/2006   10/1/2035   2,747.70
 6226049226   5a      Primary      SFR             360       356       80   5.875   12/1/2005    3/1/2006   11/1/2035   3,288.96
 6226352455   5a      Primary      SFR             360       355    64.48   5.875   11/1/2005    3/1/2006   10/1/2035   4,004.72
 6232204476   5a      Primary      PUD             360       355     63.7    5.75   11/1/2005    4/1/2006   10/1/2035   4,516.86
 6236079668   5a      Primary      SFR             360       355    33.47       6   11/1/2005    3/1/2006   10/1/2035   2,518.12
 6237644767   5a      Primary      SFR             360       356    75.83   5.875   12/1/2005    3/1/2006   11/1/2035   3,117.41
 6239249854   5a      Primary      SFR             360       355    69.59   5.875   11/1/2005    3/1/2006   10/1/2035   3,025.72
 6240827797   5a      Primary      SFR             360       355    62.15    5.75   11/1/2005    4/1/2006   10/1/2035   3,209.66
 6242481411   5a      Primary      PUD             360       355    51.96   5.875   11/1/2005    3/1/2006   10/1/2035   3,135.16
 6247896514   5a      Primary      PUD             360       355       80   6.125   11/1/2005    3/1/2006   10/1/2035   4,180.37
 6249568160   5a      Primary      Condominium     360       356       80    5.75   12/1/2005    3/1/2006   11/1/2035   2,889.86
 6252432635   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,894.53
 6256354793   5a      Secondary    Condominium     360       355    57.06   6.125   11/1/2005    3/1/2006   10/1/2035   3,068.44
 6261111949   5a      Primary      SFR             360       355    69.92    5.75   11/1/2005    3/1/2006   10/1/2035   2,509.37
 6264126027   5a      Primary      SFR             360       356    68.03    5.75   12/1/2005    3/1/2006   11/1/2035   2,859.51
 6265250081   5a      Primary      Condominium     360       355    79.99   6.375   11/1/2005    3/1/2006   10/1/2035   2,688.88
 6271488139   5a      Primary      SFR             360       355    60.84   5.875   11/1/2005    3/1/2006   10/1/2035   2,987.27
 6276161483   5a      Primary      SFR             360       355    63.98    5.25   11/1/2005    4/1/2006   10/1/2035   2,843.85
 6276881221   5a      Primary      SFR             360       355       80    6.25   11/1/2005    3/1/2006   10/1/2035   4,186.88
 6278683302   5a      Primary      SFR             360       355    68.75       6   11/1/2005    3/1/2006   10/1/2035   3,297.53
 6282532057   5a      Primary      PUD             360       355    58.18   5.625   11/1/2005    3/1/2006   10/1/2035   6,907.88
 6285080021   5a      Primary      SFR             360       354    57.53   5.625   10/1/2005    3/1/2006    9/1/2035   5,100.32
 6285080146   5a      Primary      SFR             360       355       32   5.875   11/1/2005    3/1/2006   10/1/2035   5,678.77
 6300805329   5a      Primary      Condominium     360       355       80       6   11/1/2005    3/1/2006   10/1/2035   2,721.96
 6301310535   5a      Primary      Condominium     360       355    78.95       6   11/1/2005    3/1/2006   10/1/2035   4,496.63
 6301609662   5a      Primary      SFR             360       355       80   6.125   11/1/2005    3/1/2006   10/1/2035   3,669.97
 6303773359   5a      Primary      SFR             360       356     55.1    6.25   12/1/2005    3/1/2006   11/1/2035   2,629.12
 6305261197   5a      Secondary    SFR             360       355    78.26    5.75   11/1/2005    3/1/2006   10/1/2035   2,626.08
 6306654671   5a      Secondary    Condominium     360       355       80       6   11/1/2005    3/1/2006   10/1/2035   5,995.51
 6307314556   5a      Primary      SFR             360       356    48.11   5.625   12/1/2005    3/1/2006   11/1/2035   3,185.11
 6310256125   5a      Primary      SFR             360       355    72.19    6.25   11/1/2005    3/1/2006   10/1/2035   3,555.92
 6311776139   5a      Primary      PUD             360       356    72.91   5.875   12/1/2005    3/1/2006   11/1/2035   3,859.79
 6313702091   5a      Primary      PUD             360       355       80    5.75   11/1/2005    4/1/2006   10/1/2035   3,618.16
 6314220747   5a      Primary      SFR             360       355    56.32   5.875   11/1/2005    3/1/2006   10/1/2035   3,164.73
 6317556543   5a      Primary      SFR             360       355       70    5.75   11/1/2005    3/1/2006   10/1/2035   3,413.03
 6318518617   5a      Primary      SFR             360       356       80   5.875   12/1/2005    3/1/2006   11/1/2035   3,312.62
 6320307553   5a      Primary      PUD             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   2,957.69
 6322038347   5a      Primary      SFR             360       355    36.44   5.875   11/1/2005    3/1/2006   10/1/2035   2,586.80
 6323840626   5a      Primary      PUD             360       355    56.73     5.5   11/1/2005    3/1/2006   10/1/2035   2,464.21
 6325812243   5a      Secondary    SFR             360       355    50.23    5.75   11/1/2005    3/1/2006   10/1/2035   2,579.40
 6326693873   5a      Primary      PUD             360       355    48.04    5.75   11/1/2005    3/1/2006   10/1/2035   2,999.57
 6329837279   5a      Secondary    Condominium     360       356    76.52    5.75   12/1/2005    3/1/2006   11/1/2035   2,567.73
 6330625275   5a      Primary      SFR             360       355    68.56   5.875   11/1/2005    3/1/2006   10/1/2035   2,534.74
 6333021423   5a      Primary      PUD             360       355       70    5.75   11/1/2005    3/1/2006   10/1/2035   2,920.79
 6333941422   5a      Primary      SFR             360       356    68.75    5.75   12/1/2005    4/1/2006   11/1/2035   3,209.66
 6336842015   5a      Primary      2-Family        360       355    76.25       6   11/1/2005    3/1/2006   10/1/2035   3,657.26
 6347189059   5a      Primary      SFR             360       355       80       6   11/1/2005    3/1/2006   10/1/2035   3,592.51
 6348717189   5a      Primary      SFR             360       356    59.52   6.375   12/1/2005    4/1/2006   11/1/2035   3,119.35
 6354169770   5a      Primary      PUD             360       355    78.22    5.75   11/1/2005    3/1/2006   10/1/2035   4,108.36
 6357747879   5a      Primary      Condominium     360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   2,844.12
 6363676328   5a      Primary      SFR             360       356    40.38       6   12/1/2005    3/1/2006   11/1/2035   3,813.15
 6366988472   5a      Primary      SFR             360       356    67.94   5.875   12/1/2005    3/1/2006   11/1/2035   2,632.35
 6367121909   5a      Primary      SFR             360       355    78.41   5.875   11/1/2005    3/1/2006   10/1/2035   3,061.21
 6367449185   5a      Primary      SFR             360       356       80   5.875   12/1/2005    4/1/2006   11/1/2035   2,815.72
 6371908556   5a      Primary      PUD             360       355    79.73   5.875   11/1/2005    3/1/2006   10/1/2035   2,839.39
 6374509237   5a      Primary      Condominium     360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   4,617.23
 6378709445   5a      Primary      PUD             360       355    73.13   5.875   11/1/2005    3/1/2006   10/1/2035   3,200.96
 6381075842   5a      Primary      SFR             360       355    21.89       6   11/1/2005    3/1/2006   10/1/2035   2,953.32
 6384683568   5a      Primary      Condominium     360       355    79.72   5.875   11/1/2005    3/1/2006   10/1/2035   3,395.43
 6385277659   5a      Primary      2-Family        360       355    79.72    5.75   11/1/2005    3/1/2006   10/1/2035   4,117.11
 6395588608   5a      Primary      SFR             360       355    57.05   6.125   11/1/2005    3/1/2006   10/1/2035   3,171.73
 6398675212   5a      Primary      SFR             360       355    41.67   5.875   11/1/2005    3/1/2006   10/1/2035   2,957.69
 6401796484   5a      Secondary    PUD             360       356    47.06    6.25   12/1/2005    3/1/2006   11/1/2035   4,925.74
 6405173458   5a      Secondary    Condominium     360       355    74.39   6.125   11/1/2005    3/1/2006   10/1/2035   2,734.25
 6412814706   5a      Primary      SFR             360       355    40.77   6.375   11/1/2005    3/1/2006   10/1/2035   2,925.03
 6418931132   5a      Primary      SFR             360       356       80   6.125   12/1/2005    4/1/2006   11/1/2035   5,225.46
 6419463887   5a      Primary      SFR             360       355    53.37    5.25   11/1/2005    3/1/2006   10/1/2035   2,622.97
 6421540292   5a      Primary      SFR             360       355     74.9    5.75   11/1/2005    3/1/2006   10/1/2035   5,466.62
 6422605151   5a      Primary      SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   3,057.07
 6425207542   5a      Primary      2-Family        360       355       75    6.25   11/1/2005    3/1/2006   10/1/2035   4,613.27
 6428057423   5a      Primary      Condominium     360       355    67.74   5.875   11/1/2005    4/1/2006   10/1/2035   2,484.46
 6430615853   5a      Primary      SFR             360       356    34.19   6.125   12/1/2005    3/1/2006   11/1/2035   3,843.75
 6430744414   5a      Primary      SFR             360       354    25.71    5.75   10/1/2005    4/1/2006    9/1/2035   2,626.08
 6434722176   5a      Primary      2-Family        360       354     79.2   5.875   10/1/2005    3/1/2006    9/1/2035   3,232.76
 6437587808   5a      Primary      SFR             360       355    56.37       6   11/1/2005    3/1/2006   10/1/2035   3,210.60
 6442557572   5a      Secondary    SFR             360       355    48.82   5.875   11/1/2005    3/1/2006   10/1/2035   2,821.64
 6448547544   5a      Primary      PUD             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   4,122.79
 6449652301   5a      Secondary    SFR             360       355    79.52   5.625   11/1/2005    3/1/2006   10/1/2035   5,756.57
 6451675505   5a      Primary      SFR             360       355    56.67    5.75   11/1/2005    3/1/2006   10/1/2035   2,480.19
 6455142551   5a      Primary      SFR             360       354    39.68   5.875   10/1/2005    3/1/2006    9/1/2035   2,957.69
 6465151196   5a      Primary      SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   3,998.80
 6468664781   5a      Primary      SFR             360       355       50       6   11/1/2005    3/1/2006   10/1/2035   3,597.31
 6481779178   5a      Primary      SFR             360       355     75.4   6.125   11/1/2005    3/1/2006   10/1/2035   2,588.43
 6482844922   5a      Primary      PUD             360       355     74.4    5.75   11/1/2005    3/1/2006   10/1/2035   3,647.34
 6483032535   5a      Primary      SFR             360       356    63.68    5.75   12/1/2005    3/1/2006   11/1/2035   3,437.25
 6485428582   5a      Secondary    Condominium     360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   2,721.08
 6485489873   5a      Primary      SFR             360       355       75   5.875   11/1/2005    3/1/2006   10/1/2035   3,615.78
 6486096750   5a      Secondary    PUD             360       354    33.61       6   10/1/2005    4/1/2006    9/1/2035   3,137.96
 6489498375   5a      Primary      SFR             336       331    67.21     5.5   11/1/2005    3/1/2006   10/1/2033   3,630.26
 6492436727   5a      Primary      SFR             360       355       70   6.125   11/1/2005    3/1/2006   10/1/2035   3,338.82
 6494827535   5a      Primary      SFR             360       356       80    5.75   12/1/2005    4/1/2006   11/1/2035   2,987.90
 6496332534   5a      Primary      SFR             360       354       80       6   10/1/2005    3/1/2006    9/1/2035   3,285.54
 6498013801   5a      Primary      SFR             360       355       80       6   11/1/2005    3/1/2006   10/1/2035   4,316.77
 6502948406   5a      Primary      SFR             360       355    55.42   6.125   11/1/2005    3/1/2006   10/1/2035   2,593.10
 6503078351   5a      Primary      SFR             360       356    65.91       6   12/1/2005    3/1/2006   11/1/2035   4,346.75
 6503289586   5a      Primary      SFR             360       356    21.77   5.875   12/1/2005    3/1/2006   11/1/2035   3,992.89
 6506212510   5a      Primary      SFR             360       355    44.09   5.875   11/1/2005    3/1/2006   10/1/2035   2,868.96
 6511184761   5a      Primary      SFR             360       355     66.9    5.75   11/1/2005    3/1/2006   10/1/2035   2,771.98
 6514185088   5a      Primary      SFR             360       355       72    5.75   11/1/2005    3/1/2006   10/1/2035   5,252.16
 6514516118   5a      Primary      PUD             360       354    62.76       6   10/1/2005    3/1/2006    9/1/2035   3,273.55
 6520639490   5a      Secondary    Condominium     360       355       80       6   11/1/2005    3/1/2006   10/1/2035   3,357.49
 6524465637   5a      Primary      PUD             240       235       80       6   11/1/2005    3/1/2006   10/1/2025   3,410.22
 6528462283   5a      Primary      SFR             360       355    72.42    5.75   11/1/2005    3/1/2006   10/1/2035   2,789.48
 6529668755   5a      Primary      PUD             360       354    58.19   5.875   10/1/2005    3/1/2006    9/1/2035   2,774.32
 6531679972   5a      Primary      SFR             360       355    65.62    5.75   11/1/2005    3/1/2006   10/1/2035   2,669.27
 6533137680   5a      Primary      SFR             360       355    65.53   5.625   11/1/2005    3/1/2006   10/1/2035   2,648.02
 6535573155   5a      Primary      SFR             360       356       80   5.875   12/1/2005    3/1/2006   11/1/2035   3,738.52
 6536147561   5a      Primary      SFR             360       355    46.47   5.875   11/1/2005    3/1/2006   10/1/2035   3,573.20
 6536687509   5a      Primary      SFR             360       356       80   5.375   12/1/2005    3/1/2006   11/1/2035   2,463.88
 6539540721   5a      Primary      PUD             360       355    69.23   5.875   11/1/2005    3/1/2006   10/1/2035   2,928.12
 6541158371   5a      Primary      SFR             360       354    17.44       6   10/1/2005    3/1/2006    9/1/2035   2,483.77
 6546280618   5a      Primary      PUD             360       356    47.89       6   12/1/2005    3/1/2006   11/1/2035   5,312.02
 6547454089   5a      Primary      PUD             360       355    69.52   5.875   11/1/2005    3/1/2006   10/1/2035   2,590.94
 6548300067   5a      Primary      SFR             360       356    62.03   6.125   12/1/2005    3/1/2006   11/1/2035   5,468.50
 6552201003   5a      Primary      PUD             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   3,149.73
 6559377954   5a      Primary      PUD             360       355    73.57    6.25   11/1/2005    3/1/2006   10/1/2035   3,805.14
 6559580748   5a      Primary      SFR             360       355       75   5.625   11/1/2005    3/1/2006   10/1/2035   4,058.38
 6560290410   5a      Primary      SFR             360       355       80     6.5   11/1/2005    3/1/2006   10/1/2035   3,463.74
 6560689181   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   4,850.66
 6561552438   5a      Primary      PUD             360       355       80     5.5   11/1/2005    3/1/2006   10/1/2035   2,270.93
 6562024965   5a      Primary      Townhouse       360       354       80    5.75   10/1/2005    4/1/2006    9/1/2035   3,011.24
 6562769189   5a      Primary      SFR             360       356     59.3    5.75   12/1/2005    3/1/2006   11/1/2035   2,976.23
 6563724811   5a      Primary      PUD             300       295    69.43    5.75   11/1/2005    3/1/2006   10/1/2030   2,664.27
 6569401984   5a      Primary      SFR             360       356    78.43   5.875   12/1/2005    3/1/2006   11/1/2035   5,915.38
 6573228035   5a      Secondary    Condominium     360       355       80   6.375   11/1/2005    4/1/2006   10/1/2035   3,393.86
 6573270268   5a      Primary      SFR             360       355    74.36   5.875   11/1/2005    3/1/2006   10/1/2035   2,573.19
 6573903603   5a      Primary      SFR             360       355    75.33    5.75   11/1/2005    4/1/2006   10/1/2035   3,297.19
 6586317320   5a      Primary      PUD             360       355    61.32   5.625   11/1/2005    3/1/2006   10/1/2035   3,071.13
 6590480320   5a      Primary      Condominium     360       356    78.13   6.125   12/1/2005    3/1/2006   11/1/2035   3,038.06
 6593641597   5a      Secondary    SFR             360       355       70   5.875   11/1/2005    3/1/2006   10/1/2035   4,761.88
 6601157891   5a      Primary      SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   2,839.39
 6606680228   5a      Primary      SFR             360       355    74.83    5.75   11/1/2005    3/1/2006   10/1/2035   3,209.66
 6608199623   5a      Primary      SFR             360       356       51       6   12/1/2005    3/1/2006   11/1/2035   3,057.71
 6608668346   5a      Primary      SFR             360       355    67.16   6.125   11/1/2005    3/1/2006   10/1/2035   2,795.43
 6611654754   5a      Primary      PUD             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,684.44
 6613441036   5a      Secondary    SFR             300       296       80   5.875   12/1/2005    3/1/2006   11/1/2030   3,157.95
 6615968424   5a      Primary      PUD             360       355       80   5.625   11/1/2005    3/1/2006   10/1/2035   2,832.23
 6617501744   5a      Primary      PUD             360       355       80   5.875   11/1/2005    4/1/2006   10/1/2035   5,205.54
 6621120135   5a      Primary      2-Family        360       355    73.31    5.75   11/1/2005    3/1/2006   10/1/2035   3,413.91
 6622603576   5a      Primary      SFR             360       355    69.73   5.875   11/1/2005    3/1/2006   10/1/2035   3,815.42
 6623243471   5a      Primary      SFR             360       355    77.71   5.875   11/1/2005    3/1/2006   10/1/2035   2,928.12
 6623644918   5a      Primary      SFR             360       355    71.31    5.75   11/1/2005    3/1/2006   10/1/2035   2,451.01
 6627216317   5a      Primary      PUD             360       355     79.3   5.875   11/1/2005    3/1/2006   10/1/2035   2,674.37
 6627909077   5a      Primary      SFR             360       355    70.98   5.875   11/1/2005    4/1/2006   10/1/2035   3,283.04
 6627966820   5a      Primary      2-Family        360       355    58.82    6.25   11/1/2005    3/1/2006   10/1/2035   6,157.18
 6629612992   5a      Primary      SFR             360       355    73.26    5.75   11/1/2005    3/1/2006   10/1/2035   2,949.97
 6630399076   5a      Primary      Condominium     360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   3,109.13
 6630417902   5a      Primary      SFR             360       355    73.83   5.875   11/1/2005    3/1/2006   10/1/2035   3,253.46
 6633252934   5a      Primary      SFR             360       355    70.31    6.25   11/1/2005    3/1/2006   10/1/2035   2,770.73
 6634027582   5a      Primary      Condominium     360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   3,011.24
 6635155267   5a      Primary      SFR             360       355    58.89    5.75   11/1/2005    3/1/2006   10/1/2035   3,092.94
 6636325554   5a      Primary      SFR             360       355    55.89   6.125   11/1/2005    3/1/2006   10/1/2035   3,056.29
 6645009462   5a      Primary      Condominium     360       355    65.95    5.75   11/1/2005    3/1/2006   10/1/2035   3,752.38
 6646942240   5a      Primary      PUD             360       356     76.3   6.125   12/1/2005    3/1/2006   11/1/2035   4,636.07
 6659783291   5a      Secondary    Condominium     360       355    57.89   5.875   11/1/2005    3/1/2006   10/1/2035   3,253.46
 6663840863   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   3,268.01
 6664081988   5a      Primary      SFR             360       355    70.59    5.75   11/1/2005    3/1/2006   10/1/2035   3,501.44
 6665461585   5a      Primary      SFR             360       356       80    6.25   12/1/2005    3/1/2006   11/1/2035   3,571.16
 6666141863   5a      Primary      SFR             360       355    46.69    6.25   11/1/2005    3/1/2006   10/1/2035   2,587.04
 6667313156   5a      Primary      SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   2,934.03
 6669450097   5a      Primary      SFR             360       355    68.67    5.75   11/1/2005    3/1/2006   10/1/2035   3,326.37
 6672682934   5a      Secondary    SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   2,768.40
 6674200883   5a      Primary      SFR             360       355       68    5.75   11/1/2005    4/1/2006   10/1/2035   2,976.23
 6676689943   5a      Primary      SFR             360       356       70       6   12/1/2005    4/1/2006   11/1/2035   3,244.17
 6680919856   5a      Primary      SFR             360       356       75    5.75   12/1/2005    3/1/2006   11/1/2035   4,923.61
 6681790454   5a      Primary      SFR             360       356    75.01    5.75   12/1/2005    3/1/2006   11/1/2035   4,158.34
 6682488959   5a      Primary      SFR             360       355    29.69       6   11/1/2005    3/1/2006   10/1/2035   5,695.73
 6683156837   5a      Primary      PUD             360       356       75   5.875   12/1/2005    3/1/2006   11/1/2035   2,799.46
 6685219344   5a      Primary      Townhouse       360       354     54.8   6.375   10/1/2005    3/1/2006    9/1/2035   3,760.97
 6687327384   5a      Primary      SFR             360       355    77.38       6   11/1/2005    3/1/2006   10/1/2035   3,897.08
 6690069452   5a      Primary      SFR             360       355       80    6.25   11/1/2005    3/1/2006   10/1/2035   3,694.31
 6702549020   5a      Primary      SFR             360       355       80       6   11/1/2005    3/1/2006   10/1/2035   3,117.67
 6716175119   5a      Primary      SFR             360       355    63.16   5.875   11/1/2005    3/1/2006   10/1/2035   5,323.85
 6722245153   5a      Primary      SFR             360       355       80       6   11/1/2005    4/1/2006   10/1/2035   2,724.36
 6722917710   5a      Primary      SFR             360       355    79.75       6   11/1/2005    3/1/2006   10/1/2035   3,873.10
 6725106691   5a      Primary      SFR             360       355    43.48   5.875   11/1/2005    3/1/2006   10/1/2035   2,957.69
 6729610722   5a      Primary      PUD             360       356    77.48       6   12/1/2005    6/1/2006   11/1/2035   3,135.65
 6730577837   5a      Primary      SFR             360       356    77.48    6.25   12/1/2005    3/1/2006   11/1/2035   3,220.21
 6732574824   5a      Secondary    SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,754.47
 6740493835   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   3,669.51
 6746118113   5a      Primary      SFR             360       356       80   5.875   12/1/2005    3/1/2006   11/1/2035   3,355.21
 6748881536   5a      Primary      SFR             360       355     70.2   5.625   11/1/2005    3/1/2006   10/1/2035   2,603.79
 6751891257   5a      Primary      SFR             360       355    70.15   6.375   11/1/2005    3/1/2006   10/1/2035   2,735.31
 6755831184   5a      Primary      SFR             360       355    18.51       6   11/1/2005    3/1/2006   10/1/2035   4,328.76
 6756528250   5a      Primary      SFR             360       355    69.89   6.125   11/1/2005    3/1/2006   10/1/2035   3,949.47
 6762105697   5a      Primary      SFR             360       355    71.43       6   11/1/2005    4/1/2006   10/1/2035   5,995.51
 6773018053   5a      Primary      SFR             360       355     62.5   5.875   11/1/2005    3/1/2006   10/1/2035   5,915.38
 6776688191   5a      Primary      SFR             360       356     75.2   5.875   12/1/2005    3/1/2006   11/1/2035   2,780.23
 6779942652   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   4,295.10
 6783869479   5a      Secondary    SFR             360       355    75.58   6.125   11/1/2005    3/1/2006   10/1/2035   3,949.47
 6788660741   5a      Primary      SFR             360       355    79.27    5.75   11/1/2005    4/1/2006   10/1/2035   3,006.86
 6789719397   5a      Secondary    SFR             360       355    79.49    5.75   11/1/2005    3/1/2006   10/1/2035   2,477.27
 6791927103   5a      Primary      SFR             360       355    59.17    5.75   11/1/2005    4/1/2006   10/1/2035   2,917.87
 6792596048   5a      Primary      SFR             360       356       50     5.5   12/1/2005    3/1/2006   11/1/2035   7,949.05
 6793376796   5a      Primary      PUD             360       355       80    5.75   11/1/2005    4/1/2006   10/1/2035   3,151.30
 6795076089   5a      Primary      SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   5,678.77
 6795235263   5a      Primary      SFR             360       355    79.75    5.75   11/1/2005    3/1/2006   10/1/2035   3,699.86
 6795402731   5a      Primary      SFR             360       355    70.45   6.125   11/1/2005    3/1/2006   10/1/2035   2,737.29
 6808155755   5a      Primary      SFR             360       356    72.56     5.5   12/1/2005    3/1/2006   11/1/2035   3,122.84
 6808733775   5a      Secondary    PUD             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   3,194.31
 6811440822   5a      Primary      SFR             360       354       70   5.875   10/1/2005    3/1/2006    9/1/2035   3,788.80
 6815641565   5a      Primary      SFR             360       354    76.09   5.875   10/1/2005    3/1/2006    9/1/2035   3,105.58
 6819916971   5a      Secondary    PUD             360       356    43.66    6.25   12/1/2005    3/1/2006   11/1/2035   2,863.09
 6820030093   5a      Primary      SFR             360       355       80    6.25   11/1/2005    3/1/2006   10/1/2035   5,837.00
 6820465547   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   3,146.63
 6821266019   5a      Primary      SFR             360       356    73.28    5.75   12/1/2005    3/1/2006   11/1/2035   2,480.19
 6824298266   5a      Primary      SFR             360       354    67.37   5.875   10/1/2005    3/1/2006    9/1/2035   2,988.75
 6826454248   5a      Primary      PUD             360       353       75    5.75    9/1/2005    3/1/2006    8/1/2035   5,142.74
 6833503243   5a      Primary      SFR             360       356    76.31    5.75   12/1/2005    4/1/2006   11/1/2035   2,894.53
 6833646992   5a      Primary      PUD             360       355       80     5.5   11/1/2005    3/1/2006   10/1/2035   3,202.33
 6841503151   5a      Primary      PUD             360       354    61.81   5.875   10/1/2005    3/1/2006    9/1/2035   3,637.96
 6844812187   5a      Primary      Condominium     360       356       80   5.875   12/1/2005    4/1/2006   11/1/2035   2,673.76
 6845937058   5a      Primary      PUD             360       355       80   5.625   11/1/2005    4/1/2006   10/1/2035   3,679.60
 6853898333   5a      Primary      SFR             360       355    51.76    5.75   11/1/2005    3/1/2006   10/1/2035   3,775.72
 6855380439   5a      Primary      SFR             360       354    70.45    5.75   10/1/2005    3/1/2006    9/1/2035   3,905.62
 6859879576   5a      Secondary    PUD             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   3,977.64
 6871984586   5a      Primary      SFR             360       355    63.69    5.75   11/1/2005    4/1/2006   10/1/2035   5,835.73
 6872077612   5a      Primary      PUD             360       356    65.69   5.875   12/1/2005    3/1/2006   11/1/2035   3,419.31
 6874960914   5a      Primary      SFR             360       355    72.94   5.875   11/1/2005    3/1/2006   10/1/2035   3,188.39
 6875435528   5a      Primary      PUD             360       356       75    5.75   12/1/2005    4/1/2006   11/1/2035   3,063.76
 6875801570   5a      Primary      SFR             360       356       80   5.875   12/1/2005    3/1/2006   11/1/2035   3,260.56
 6878891164   5a      Primary      PUD             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,521.04
 6883231638   5a      Primary      SFR             360       354    65.94    6.25   10/1/2005    3/1/2006    9/1/2035   2,679.53
 6890299362   5a      Primary      SFR             360       355    35.86    5.75   11/1/2005    4/1/2006   10/1/2035   3,034.58
 6891063114   5a      Primary      SFR             360       355       80   5.875   11/1/2005    3/1/2006   10/1/2035   3,667.54
 6892542959   5a      Primary      SFR             360       356    74.38       6   12/1/2005    3/1/2006   11/1/2035   2,697.91
 6894734570   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,567.73
 6895253679   5a      Primary      SFR             360       355    58.06   6.125   11/1/2005    3/1/2006   10/1/2035   2,734.25
 6902826749   5a      Secondary    Condominium     360       355    65.71   5.875   11/1/2005    4/1/2006   10/1/2035   3,401.35
 6903519236   5a      Primary      SFR             360       356    52.33    6.25   12/1/2005    3/1/2006   11/1/2035   3,383.37
 6908858605   5a      Primary      PUD             360       355     76.8    5.75   11/1/2005    3/1/2006   10/1/2035   2,801.15
 6912633929   5a      Primary      SFR             360       355       80   5.625   11/1/2005    3/1/2006   10/1/2035   2,555.92
 6913467806   5a      Secondary    Condominium     300       294    51.35   6.125   10/1/2005    4/1/2006    9/1/2030   2,795.24
 6916562298   5a      Primary      SFR             360       355    64.05   5.875   11/1/2005    4/1/2006   10/1/2035   5,797.08
 6917883099   5a      Primary      SFR             360       355    39.45   6.125   11/1/2005    3/1/2006   10/1/2035   3,595.70
 6917911338   5a      Primary      PUD             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   3,921.61
 6919151925   5a      Primary      PUD             360       355       80   5.625   11/1/2005    3/1/2006   10/1/2035   3,085.52
 6919299393   5a      Primary      SFR             360       355    67.87       6   11/1/2005    3/1/2006   10/1/2035   2,848.47
 6920267355   5a      Primary      Condominium     360       355    54.74   5.875   11/1/2005    3/1/2006   10/1/2035   2,661.93
 6920344030   5a      Primary      SFR             360       354    87.49    6.25   10/1/2005    3/1/2006    9/1/2035   3,242.06
 6926444206   5a      Primary      SFR             360       355       65    6.25   11/1/2005    3/1/2006   10/1/2035   4,802.60
 6929808514   5a      Primary      SFR             360       355    49.59   6.125   11/1/2005    3/1/2006   10/1/2035   2,847.54
 6930048068   5a      Primary      SFR             360       355    47.08    5.75   11/1/2005    3/1/2006   10/1/2035   2,491.86
 6934389500   5a      Primary      SFR             360       355       60   5.875   11/1/2005    3/1/2006   10/1/2035   2,661.93
 6937564133   5a      Primary      PUD             360       356       65    5.75   12/1/2005    3/1/2006   11/1/2035   3,793.23
 6940122929   5a      Primary      SFR             360       355    53.33    6.25   11/1/2005    3/1/2006   10/1/2035   4,925.74
 6944296596   5a      Primary      SFR             360       355    25.16       6   11/1/2005    3/1/2006   10/1/2035   5,995.51
 6948150849   5a      Primary      SFR             360       343    77.62       6   11/1/2004    3/1/2006   10/1/2034   3,117.67
 6954118847   5a      Primary      PUD             360       355    37.04   5.875   11/1/2005    3/1/2006   10/1/2035   5,915.38
 6968975323   5a      Primary      PUD             360       355    64.33    5.75   11/1/2005    4/1/2006   10/1/2035   4,035.41
 6969472122   5a      Primary      PUD             360       355    79.68   5.875   11/1/2005    3/1/2006   10/1/2035   5,915.38
 6974304773   5a      Primary      PUD             360       356    76.92       6   12/1/2005    3/1/2006   11/1/2035   2,997.16
 6982693423   5a      Primary      SFR             360       356       80    6.25   12/1/2005    3/1/2006   11/1/2035   4,137.62
 6984247608   5a      Primary      SFR             360       355     54.6       6   11/1/2005    3/1/2006   10/1/2035   3,273.55
 6984438744   5a      Primary      Condominium     360       356       80   5.875   12/1/2005    3/1/2006   11/1/2035   2,744.74
 6987676506   5a      Primary      SFR             360       355       80    5.75   11/1/2005    3/1/2006   10/1/2035   2,894.53
 6987767768   5a      Primary      SFR             360       355    36.32   6.125   11/1/2005    3/1/2006   10/1/2035   2,794.03
 6989079881   5a      Primary      PUD             360       356    74.07    5.75   12/1/2005    4/1/2006   11/1/2035   5,835.73
 6990506476   5a      Primary      PUD             360       354    65.88    5.75   10/1/2005    3/1/2006    9/1/2035   3,267.43
 6993514808   5a      Primary      PUD             360       354    68.75   5.875   10/1/2005    3/1/2006    9/1/2035   3,253.46
 6995177778   5a      Primary      Condominium     360       355       80   5.875   11/1/2005    4/1/2006   10/1/2035   3,620.22
 6999579375   5a      Primary      SFR             360       355    46.15       6   11/1/2005    3/1/2006   10/1/2035   5,395.96

 LOANID        PTDATE      OBAL            COBAL       PURPOSE       DOC                OAPPVAL      FRTRDATE     CEILING   FLOOR

 3302110170   2/1/2006     630,920.00     625,684.86   C/O Refi      Rapid              790,000.00   00/00/0000         0       0
 3302285246   2/1/2006     672,000.00     666,292.10   C/O Refi      Standard           960,000.00   00/00/0000         0       0
 3302376995   3/1/2006     909,404.00     902,661.33   R/T Refi      Standard         1,275,000.00   00/00/0000         0       0
 3302540939   2/1/2006     420,000.00     416,885.95   Purchase      Standard           580,000.00   00/00/0000         0       0
 3302551332   2/1/2006     705,000.00     699,893.97   Purchase      Standard           905,000.00   00/00/0000         0       0
 6010880901   2/1/2006     508,000.00     503,784.81   Purchase      Reduced            635,000.00   00/00/0000         0       0
 6021740599   3/1/2006     500,000.00     495,321.15   Purchase      Rapid              632,000.00   00/00/0000         0       0
 6035468914   3/1/2006     444,000.00     439,334.26   Purchase      Rapid              555,000.00   00/00/0000         0       0
 6036966031   2/1/2006     465,000.00     461,632.16   Purchase      Rapid              600,000.00   00/00/0000         0       0
 6046928971   2/1/2006     458,320.00     454,517.06   R/T Refi      SISA               591,700.00   00/00/0000         0       0
 6049014241   2/1/2006     840,000.00     832,865.05   Purchase      SISA             1,065,000.00   00/00/0000         0       0
 6054929978   2/1/2006     478,000.00     474,455.94   C/O Refi      Rapid              735,000.00   00/00/0000         0       0
 6066765527   2/1/2006     420,000.00     416,515.04   C/O Refi      Rapid              625,000.00   00/00/0000         0       0
 6067448610   2/1/2006     450,000.00     446,177.72   Purchase      Standard           738,000.00   00/00/0000         0       0
 6070162141   2/1/2006     471,000.00     467,286.27   C/O Refi      Rapid              620,000.00   00/00/0000         0       0
 6074216091   2/1/2006     450,000.00     446,352.81   C/O Refi      Rapid              650,000.00   00/00/0000         0       0
 6090550101   2/1/2006     610,000.00     604,938.44   C/O Refi      Rapid              900,000.00   00/00/0000         0       0
 6093361225   2/1/2006     580,000.00     574,278.50   Purchase      Standard           725,000.00   00/00/0000         0       0
 6097982026   2/1/2006     850,000.00     839,830.58   Purchase      SISA             1,320,000.00   00/00/0000         0       0
 6110994883   3/1/2006     999,999.00     992,756.45   C/O Refi      Rapid            2,200,000.00   00/00/0000         0       0
 6123082403   2/1/2006     650,000.00     644,606.59   C/O Refi      Rapid              950,000.00   00/00/0000         0       0
 6124705861   2/1/2006     556,000.00     551,277.35   R/T Refi      Rapid              800,000.00   00/00/0000         0       0
 6134505988   2/1/2006     732,385.00     726,954.79   Purchase      Standard           923,000.00   00/00/0000         0       0
 6146890451   2/1/2006     990,000.00     981,785.42   C/O Refi      Standard         1,832,000.00   00/00/0000         0       0
 6147050162   2/1/2006     625,000.00     619,691.22   C/O Refi      Rapid            1,150,000.00   00/00/0000         0       0
 6158172509   2/1/2006     470,900.00     466,992.65   R/T Refi      Rapid              554,000.00   00/00/0000         0       0
 6185273197   2/1/2006     584,000.00     579,039.51   Purchase      Reduced            733,000.00   00/00/0000         0       0
 6217098919   3/1/2006     849,000.00     842,382.35   Purchase      Standard         1,132,000.00   00/00/0000         0       0
 6217331898   2/1/2006     460,000.00     456,589.38   C/O Refi      Rapid              700,000.00   00/00/0000         0       0
 6261395807   2/1/2006     483,750.00     479,641.01   C/O Refi      Rapid              645,000.00   00/00/0000         0       0
 6262815134   2/1/2006     715,000.00     708,926.80   C/O Refi      Standard         1,092,000.00   00/00/0000         0       0
 6272389351   2/1/2006     770,000.00     764,290.89   R/T Refi      Rapid            2,000,000.00   00/00/0000         0       0
 6272430544   3/1/2006   1,000,000.00     991,702.47   Purchase      SISA             1,500,000.00   00/00/0000         0       0
 6272956746   2/1/2006     500,000.00     496,292.79   Purchase      Rapid              635,000.00   00/00/0000         0       0
 6278436032   2/1/2006     480,000.00     476,441.13   R/T Refi      Rapid              743,000.00   00/00/0000         0       0
 6293283807   2/1/2006     490,000.00     486,451.13   R/T Refi      Standard           630,000.00   00/00/0000         0       0
 6295479320   2/1/2006     540,000.00     535,806.60   C/O Refi      Rapid              900,000.00   00/00/0000         0       0
 6307063336   2/1/2006     900,000.00     889,096.19   C/O Refi      Standard         1,900,000.00   00/00/0000         0       0
 6322045573   2/1/2006   1,000,000.00     992,757.48   Purchase      Rapid            1,490,000.00   00/00/0000         0       0
 6332424248   3/1/2006     432,000.00     428,871.19   Purchase      Standard           545,000.00   00/00/0000         0       0
 6343702947   2/1/2006     471,000.00     467,668.13   R/T Refi      Reduced            748,000.00   00/00/0000         0       0
 6357301859   2/1/2006     600,000.00     595,551.38   Purchase      Standard           800,000.00   00/00/0000         0       0
 6363068393   2/1/2006     464,166.00     459,597.71   R/T Refi      All Ready Home     735,000.00   00/00/0000         0       0
 6364222163   2/1/2006     568,500.00     564,382.58   Purchase      SISA               758,000.00   00/00/0000         0       0
 6369935967   2/1/2006     575,000.00     567,685.97   R/T Refi      Standard           750,000.00   00/00/0000         0       0
 6371088888   2/1/2006     599,200.00     594,860.26   Purchase      SISA               750,000.00   00/00/0000         0       0
 6373529459   2/1/2006     892,000.00     884,423.35   R/T Refi      Rapid            1,775,000.00   00/00/0000         0       0
 6379705319   2/1/2006     420,000.00     416,330.10   C/O Refi      Rapid              530,000.00   00/00/0000         0       0
 6385512881   2/1/2006     992,000.00     983,768.83   Purchase      Rapid            1,275,000.00   00/00/0000         0       0
 6427579369   2/1/2006     462,000.00     456,397.29   C/O Refi      Standard           620,000.00   00/00/0000         0       0
 6433562326   2/1/2006     455,500.00     451,783.64   R/T Refi      Rapid              850,000.00   00/00/0000         0       0
 6438874452   2/1/2006     565,000.00     560,810.88   C/O Refi      Rapid              870,000.00   00/00/0000         0       0
 6448099348   2/1/2006     750,000.00     743,629.53   R/T Refi      Rapid            1,400,000.00   00/00/0000         0       0
 6450185621   2/1/2006     615,000.00     610,015.50   C/O Refi      Rapid              925,000.00   00/00/0000         0       0
 6461380450   2/1/2006     420,000.00     416,428.67   C/O Refi      Rapid              525,000.00   00/00/0000         0       0
 6461502103   2/1/2006     544,000.00     540,060.05   Purchase      SISA               680,000.00   00/00/0000         0       0
 6474942023   2/1/2006     595,000.00     590,062.98   R/T Refi      Rapid            1,000,000.00   00/00/0000         0       0
 6494312918   2/1/2006     800,000.00     794,340.81   Purchase      Rapid            1,010,000.00   00/00/0000         0       0
 6496921302   2/1/2006     885,000.00     877,482.80   R/T Refi      Standard         1,290,000.00   00/00/0000         0       0
 6504280642   2/1/2006     573,500.00     569,346.43   C/O Refi      Standard           800,000.00   00/00/0000         0       0
 6504641462   2/1/2006     425,000.00     421,473.53   C/O Refi      Rapid              650,000.00   00/00/0000         0       0
 6530470654   2/1/2006     674,000.00     668,275.02   R/T Refi      Standard         1,055,000.00   00/00/0000         0       0
 6533217680   2/1/2006     464,000.00     460,149.91   Purchase      Rapid              585,000.00   00/00/0000         0       0
 6538463545   2/1/2006   1,000,000.00     991,506.07   Purchase      Rapid            3,325,000.00   00/00/0000         0       0
 6538722692   2/1/2006     446,500.00     443,109.78   C/O Refi      Reduced            650,000.00   00/00/0000         0       0
 6541726300   3/1/2006     568,235.00     563,629.54   Purchase      Rapid              718,000.00   00/00/0000         0       0
 6546836872   2/1/2006     498,750.00     495,052.09   C/O Refi      Standard           665,000.00   00/00/0000         0       0
 6569891077   2/1/2006     450,000.00     446,177.72   Purchase      Rapid              580,000.00   00/00/0000         0       0
 6570905668   2/1/2006     920,000.00     911,503.85   R/T Refi      Rapid            1,500,000.00   00/00/0000         0       0
 6595970309   2/1/2006     550,000.00     545,328.28   C/O Refi      Rapid              690,000.00   00/00/0000         0       0
 6603370401   2/1/2006   1,000,000.00     991,506.07   Purchase      Rapid            1,700,000.00   00/00/0000         0       0
 6611352292   2/1/2006     445,000.00     441,700.61   C/O Refi      Rapid              687,500.00   00/00/0000         0       0
 6632032675   2/1/2006     650,000.00     645,292.35   C/O Refi      Reduced            925,000.00   00/00/0000         0       0
 6647869814   2/1/2006     500,000.00     495,752.99   Purchase      Rapid              950,000.00   00/00/0000         0       0
 6655233473   2/1/2006     687,825.00     682,117.73   Purchase      SISA               917,100.00   00/00/0000         0       0
 6665846108   2/1/2006     448,000.00     444,678.36   Purchase      Reduced            560,000.00   00/00/0000         0       0
 6679626322   3/1/2006     499,730.00     496,110.63   Purchase      Rapid              650,000.00   00/00/0000         0       0
 6693365725   2/1/2006     460,000.00     456,668.41   Purchase      SISA               585,000.00   00/00/0000         0       0
 6694059301   2/1/2006     600,000.00     595,021.47   Purchase      Standard           810,000.00   00/00/0000         0       0
 6696940458   2/1/2006     544,000.00     539,486.12   R/T Refi      Standard           695,000.00   00/00/0000         0       0
 6706373963   2/1/2006     600,000.00     594,120.91   C/O Refi      Reduced            900,000.00   00/00/0000         0       0
 6733376427   2/1/2006     783,200.00     776,701.36   Purchase      Rapid            1,000,000.00   00/00/0000         0       0
 6735454545   2/1/2006     744,000.00     738,483.68   Purchase      Standard           985,000.00   00/00/0000         0       0
 6748261713   2/1/2006     489,500.00     485,342.21   R/T Refi      Standard           800,000.00   00/00/0000         0       0
 6761871364   2/1/2006     615,000.00     610,545.85   C/O Refi      Rapid            3,450,000.00   00/00/0000         0       0
 6772532229   2/1/2006     846,000.00     839,727.45   R/T Refi      Rapid            1,254,000.00   00/00/0000         0       0
 6776848399   2/1/2006     519,900.00     515,932.55   R/T Refi      Standard           707,000.00   00/00/0000         0       0
 6782784943   3/1/2006     527,920.00     524,096.50   Purchase      SISA               661,000.00   00/00/0000         0       0
 6790162520   2/1/2006     519,000.00     515,151.92   C/O Refi      Rapid              656,000.00   00/00/0000         0       0
 6808384231   2/1/2006     475,000.00     470,965.33   C/O Refi      Rapid              700,000.00   00/00/0000         0       0
 6820669916   2/1/2006     663,000.00     655,867.02   C/O Refi      Rapid            1,000,000.00   00/00/0000         0       0
 6823667834   2/1/2006     420,000.00     415,976.92   C/O Refi      Rapid              690,000.00   00/00/0000         0       0
 6824242983   2/1/2006     700,000.00     694,054.18   R/T Refi      SISA             1,060,000.00   00/00/0000         0       0
 6825317545   2/1/2006     650,000.00     644,478.89   C/O Refi      Rapid              820,000.00   00/00/0000         0       0
 6826452051   2/1/2006     772,500.00     765,938.35   R/T Refi      SISA             1,030,000.00   00/00/0000         0       0
 6832537986   2/1/2006     650,000.00     644,478.89   C/O Refi      Standard           855,000.00   00/00/0000         0       0
 6832992702   2/1/2006     532,000.00     527,481.12   C/O Refi      Rapid              665,000.00   00/00/0000         0       0
 6833773630   2/1/2006     815,000.00     808,077.44   R/T Refi      Rapid            1,050,000.00   00/00/0000         0       0
 6834274059   3/1/2006     425,000.00     421,839.80   C/O Refi      Standard           570,000.00   00/00/0000         0       0
 6837244083   2/1/2006     454,000.00     450,711.85   Purchase      Rapid              693,000.00   00/00/0000         0       0
 6842936137   2/1/2006     525,000.00     520,540.68   Purchase      Standard           775,000.00   00/00/0000         0       0
 6846438965   2/1/2006   1,000,000.00     992,584.30   Purchase      Rapid            1,342,000.00   00/00/0000         0       0
 6869210440   3/1/2006     464,000.00     460,531.18   Purchase      Rapid              606,000.00   00/00/0000         0       0
 6872458176   2/1/2006     420,000.00     416,958.14   R/T Refi      SISA             1,000,000.00   00/00/0000         0       0
 6885482395   2/1/2006     434,400.00     431,253.78   Purchase      Standard           543,000.00   00/00/0000         0       0
 6895928882   2/1/2006     700,000.00     694,809.90   Purchase      Rapid            1,010,000.00   00/00/0000         0       0
 6914090656   2/1/2006     465,000.00     460,075.52   C/O Refi      Rapid              725,000.00   00/00/0000         0       0
 6920381636   2/1/2006     600,000.00     594,903.62   C/O Refi      Rapid              800,000.00   00/00/0000         0       0
 6925802925   3/1/2006     562,400.00     558,230.13   Purchase      Rapid              705,000.00   00/00/0000         0       0
 6934786358   2/1/2006     727,000.00     721,107.73   Purchase      Rapid              909,000.00   00/00/0000         0       0
 6935369873   2/1/2006     428,000.00     424,900.16   Purchase      Standard           535,000.00   00/00/0000         0       0
 6935515871   2/1/2006     435,960.00     432,256.94   Purchase      Standard           555,000.00   00/00/0000         0       0
 6945031075   2/1/2006     506,400.00     502,098.62   Purchase      Rapid              633,000.00   00/00/0000         0       0
 6959965275   2/1/2006     485,000.00     480,880.42   C/O Refi      Rapid              698,000.00   00/00/0000         0       0
 6960059100   3/1/2006     460,000.00     456,589.38   C/O Refi      Rapid              712,000.00   00/00/0000         0       0
 6969905956   2/1/2006     585,000.00     580,145.94   C/O Refi      Rapid              950,000.00   00/00/0000         0       0
 6970578172   3/1/2006     650,000.00     644,335.56   C/O Refi      Rapid              880,000.00   00/00/0000         0       0
 6983475788   2/1/2006   1,099,000.00   1,089,665.15   R/T Refi      Standard         1,570,000.00   00/00/0000         0       0
 6983663896   2/1/2006     620,000.00     615,403.06   C/O Refi      Rapid              970,000.00   00/00/0000         0       0
 6987242838   2/1/2006     500,000.00     496,292.79   Purchase      Rapid              627,000.00   00/00/0000         0       0
 6987833883   2/1/2006     503,920.00     499,738.71   Purchase      Standard           640,000.00   00/00/0000         0       0
 6989260598   2/1/2006     575,000.00     570,835.50   C/O Refi      Rapid              925,000.00   00/00/0000         0       0
 6990185172   3/1/2006     509,000.00     504,435.68   C/O Refi      Rapid              665,000.00   00/00/0000         0       0
 6992786795   2/1/2006     505,600.00     500,667.65   Purchase      Rapid              632,000.00   00/00/0000         0       0
 6993239455   2/1/2006     583,900.00     578,940.34   Purchase      SISA               730,000.00   00/00/0000         0       0
 6998073495   2/1/2006     615,000.00     610,545.85   Purchase      Rapid              830,000.00   00/00/0000         0       0
 3302139245   2/1/2006     570,000.00     565,967.84   C/O Refi      Standard         1,825,000.00   00/00/0000         0       0
 3302543826   2/1/2006     583,200.00     578,875.94   Purchase      Rapid              730,000.00   00/00/0000         0       0
 3302609114   2/1/2006     500,000.00     496,292.79   Purchase      Standard           675,000.00   00/00/0000         0       0
 3302670322   2/1/2006     576,000.00     571,729.33   Purchase      Rapid              721,000.00   00/00/0000         0       0
 3302745389   2/1/2006     500,000.00     496,626.70   C/O Refi      Standard         1,040,000.00   00/00/0000         0       0
 3302904648   3/1/2006     550,000.00     546,513.01   C/O Refi      Standard           825,000.00   00/00/0000         0       0
 6008151091   2/1/2006     642,500.00     637,736.27   R/T Refi      Rapid            1,450,000.00   00/00/0000         0       0
 6018235132   2/1/2006     567,000.00     562,795.97   R/T Refi      Rapid              920,000.00   00/00/0000         0       0
 6020781180   2/1/2006     425,000.00     420,310.10   R/T Refi      SISA               790,000.00   00/00/0000         0       0
 6033578755   2/1/2006     552,000.00     548,581.66   Purchase      Standard           710,000.00   00/00/0000         0       0
 6041880920   3/1/2006     464,000.00     460,239.33   Purchase      Rapid              590,000.00   00/00/0000         0       0
 6043308094   2/1/2006     585,000.00     580,861.67   Purchase      Standard           795,000.00   00/00/0000         0       0
 6046429632   2/1/2006     430,678.00     427,558.51   R/T Refi      All Ready Home   2,234,400.00   00/00/0000         0       0
 6050080131   2/1/2006     730,000.00     725,479.35   C/O Refi      Rapid            1,050,000.00   00/00/0000         0       0
 6052153175   2/1/2006     476,000.00     472,495.65   C/O Refi      Rapid              680,000.00   00/00/0000         0       0
 6053231947   2/1/2006     884,000.00     878,395.50   Purchase      Rapid            1,200,000.00   00/00/0000         0       0
 6056654046   2/1/2006     885,000.00     878,438.25   R/T Refi      Standard         1,435,000.00   00/00/0000         0       0
 6066048304   2/1/2006     530,000.00     526,717.85   C/O Refi      Rapid              800,000.00   00/00/0000         0       0
 6071628173   2/1/2006     590,000.00     586,346.30   C/O Refi      Rapid              900,000.00   00/00/0000         0       0
 6099481100   2/1/2006     650,000.00     645,879.02   Purchase      Standard           860,000.00   00/00/0000         0       0
 6112081598   3/1/2006     825,000.00     819,891.06   C/O Refi      Rapid            1,500,000.00   00/00/0000         0       0
 6120047359   3/1/2006     430,000.00     427,147.13   C/O Refi      Standard           615,000.00   00/00/0000         0       0
 6133724952   2/1/2006     871,000.00     864,542.11   Purchase      Rapid            1,090,000.00   00/00/0000         0       0
 6136953046   2/1/2006     474,400.00     471,462.19   Purchase      Rapid              600,000.00   00/00/0000         0       0
 6144188437   3/1/2006     440,000.00     436,737.62   R/T Refi      Standard           550,000.00   00/00/0000         0       0
 6159977062   2/1/2006     464,000.00     460,559.74   C/O Refi      Rapid              580,000.00   00/00/0000         0       0
 6161043077   3/1/2006     569,350.00     565,740.35   Purchase      Rapid              714,000.00   00/00/0000         0       0
 6164620004   2/1/2006     430,000.00     427,337.12   C/O Refi      Rapid              660,000.00   00/00/0000         0       0
 6178506629   2/1/2006     894,650.00     884,560.58   R/T Refi      Standard         1,600,000.00   00/00/0000         0       0
 6187843336   2/1/2006     441,000.00     438,456.40   C/O Refi      Reduced            630,000.00   00/00/0000         0       0
 6191403358   2/1/2006     600,000.00     596,196.05   C/O Refi      Rapid            2,000,000.00   00/00/0000         0       0
 6194774490   2/1/2006     470,500.00     467,654.29   Purchase      SISA               620,000.00   00/00/0000         0       0
 6200537733   2/1/2006     575,000.00     571,354.53   C/O Refi      Rapid              900,000.00   00/00/0000         0       0
 6202660202   3/1/2006     505,000.00     501,166.18   C/O Refi      Rapid              740,000.00   00/00/0000         0       0
 6204611310   3/1/2006     520,000.00     516,779.81   C/O Refi      Rapid            1,225,000.00   00/00/0000         0       0
 6204739418   2/1/2006     500,000.00     496,830.02   C/O Refi      Standard           800,000.00   00/00/0000         0       0
 6206007418   2/1/2006     435,000.00     431,849.51   C/O Refi      Rapid              650,000.00   00/00/0000         0       0
 6209713855   2/1/2006     725,000.00     719,624.57   C/O Refi      Rapid            1,300,000.00   00/00/0000         0       0
 6215586956   2/1/2006     430,000.00     427,273.81   C/O Refi      Rapid              660,000.00   00/00/0000         0       0
 6216691433   2/1/2006     420,000.00     417,391.25   C/O Refi      Standard           622,000.00   00/00/0000         0       0
 6218486394   2/1/2006     650,000.00     644,681.97   C/O Refi      Standard           890,000.00   00/00/0000         0       0
 6231405587   2/1/2006     472,000.00     469,007.54   R/T Refi      Standard           680,000.00   00/00/0000         0       0
 6232378940   2/1/2006     440,000.00     436,236.25   C/O Refi      Standard           652,000.00   00/00/0000         0       0
 6238244203   2/1/2006     450,904.00     447,638.32   R/T Refi      All Ready Home     675,000.00   00/00/0000         0       0
 6244016223   2/1/2006     497,500.00     494,271.16   R/T Refi      Standard           678,000.00   00/00/0000         0       0
 6256112704   2/1/2006   1,118,000.00   1,110,911.96   R/T Refi      Rapid            3,025,000.00   00/00/0000         0       0
 6257601085   2/1/2006     600,000.00     590,340.40   Purchase      Rapid              785,000.00   00/00/0000         0       0
 6263916584   2/1/2006     430,320.00     426,679.15   Purchase      Standard           538,000.00   00/00/0000         0       0
 6265965308   2/1/2006     440,000.00     432,722.77   C/O Refi      Rapid              550,000.00   00/00/0000         0       0
 6272253417   2/1/2006     500,000.00     496,971.23   C/O Refi      Standard           710,000.00   00/00/0000         0       0
 6273144599   3/1/2006     550,000.00     546,902.63   C/O Refi      Standard           800,000.00   00/00/0000         0       0
 6275507264   2/1/2006     600,000.00     595,551.38   Purchase      Standard           750,000.00   00/00/0000         0       0
 6276931190   2/1/2006     592,000.00     587,712.39   C/O Refi      Rapid              740,000.00   00/00/0000         0       0
 6282268587   2/1/2006     529,000.00     525,724.08   R/T Refi      Standard           970,000.00   00/00/0000         0       0
 6282458519   2/1/2006     548,000.00     544,525.73   R/T Refi      SISA               685,000.00   00/00/0000         0       0
 6298626521   2/1/2006     500,000.00     496,975.86   C/O Refi      Rapid              720,000.00   00/00/0000         0       0
 6303369802   2/1/2006     455,000.00     451,704.64   C/O Refi      Rapid              622,000.00   00/00/0000         0       0
 6308974804   2/1/2006     660,000.00     654,502.81   R/T Refi      Standard           995,000.00   00/00/0000         0       0
 6317344585   2/1/2006     617,686.00     609,901.10   C/O Refi      Standard         1,300,000.00   00/00/0000         0       0
 6319939564   2/1/2006     600,000.00     595,638.01   C/O Refi      Standard           930,000.00   00/00/0000         0       0
 6321703347   2/1/2006     481,821.00     476,600.99   R/T Refi      All Ready Home   1,300,000.00   00/00/0000         0       0
 6326465892   3/1/2006     456,300.00     453,474.28   C/O Refi      Rapid              670,000.00   00/00/0000         0       0
 6328778003   2/1/2006     500,000.00     496,903.67   C/O Refi      Standard         2,650,000.00   00/00/0000         0       0
 6330531333   2/1/2006     479,000.00     475,530.81   C/O Refi      Rapid              750,000.00   00/00/0000         0       0
 6333797923   2/1/2006     800,000.00     795,045.85   Purchase      Standard         1,060,000.00   00/00/0000         0       0
 6336391054   2/1/2006     664,000.00     660,170.20   R/T Refi      Standard           830,000.00   00/00/0000         0       0
 6338692988   2/1/2006     800,000.00     794,068.48   C/O Refi      Rapid            2,000,000.00   00/00/0000         0       0
 6342953830   2/1/2006     843,000.00     837,779.57   Purchase      Rapid            1,075,000.00   00/00/0000         0       0
 6348169910   2/1/2006     450,000.00     446,109.69   Purchase      Rapid              820,000.00   00/00/0000         0       0
 6359958375   2/1/2006     650,000.00     645,292.35   C/O Refi      Rapid            1,047,000.00   00/00/0000         0       0
 6377686669   2/1/2006     800,000.00     794,205.95   Purchase      Rapid            1,320,000.00   00/00/0000         0       0
 6389950061   3/1/2006     433,000.00     430,442.43   R/T Refi      SISA               550,000.00   00/00/0000         0       0
 6390856240   2/1/2006     505,000.00     495,154.29   R/T Refi      Rapid              850,000.00   00/00/0000         0       0
 6405064574   2/1/2006   1,475,000.00   1,464,317.26   Purchase      Rapid            2,475,000.00   00/00/0000         0       0
 6413544831   2/1/2006     487,500.00     484,481.07   C/O Refi      Rapid              650,000.00   00/00/0000         0       0
 6438336270   2/1/2006     726,000.00     720,741.90   R/T Refi      Rapid              910,000.00   00/00/0000         0       0
 6451480575   2/1/2006     447,823.00     445,049.75   Purchase      Standard           516,000.00   00/00/0000         0       0
 6453931203   2/1/2006   1,093,750.00     931,276.07   Purchase      Rapid            1,565,000.00   00/00/0000         0       0
 6455537412   2/1/2006     440,000.00     437,210.38   Purchase      Reduced            566,000.00   00/00/0000         0       0
 6461494004   2/1/2006     520,756.00     511,705.58   R/T Refi      All Ready Home   1,272,000.00   00/00/0000         0       0
 6463968344   2/1/2006     650,000.00     646,068.66   Purchase      Standard           900,000.00   00/00/0000         0       0
 6464052148   3/1/2006     474,455.00     471,018.68   R/T Refi      All Ready Home     650,000.00   00/00/0000         0       0
 6465093067   2/1/2006     510,400.00     507,239.28   Purchase      Standard           638,000.00   00/00/0000         0       0
 6468879207   2/1/2006   1,000,000.00     992,757.48   Purchase      Rapid            1,250,000.00   00/00/0000         0       0
 6471658069   2/1/2006     445,800.00     442,494.67   C/O Refi      Standard           640,000.00   00/00/0000         0       0
 6474802854   2/1/2006     616,214.00     611,751.06   R/T Refi      All Ready Home   2,300,000.00   00/00/0000         0       0
 6489197449   2/1/2006     430,000.00     423,192.97   C/O Refi      Rapid              640,000.00   00/00/0000         0       0
 6500082190   2/1/2006     426,000.00     422,751.64   C/O Refi      Reduced            690,000.00   00/00/0000         0       0
 6507824693   2/1/2006     450,000.00     446,774.22   C/O Refi      Standard           680,000.00   00/00/0000         0       0
 6508060859   3/1/2006     545,000.00     538,210.81   C/O Refi      Standard           710,000.00   00/00/0000         0       0
 6516112593   3/1/2006     435,500.00     431,341.67   C/O Refi      Standard           600,000.00   00/00/0000         0       0
 6529184746   2/1/2006     420,000.00     417,399.08   C/O Refi      Rapid              545,000.00   00/00/0000         0       0
 6529192343   2/1/2006     600,000.00     596,105.97   R/T Refi      Standard         1,125,000.00   00/00/0000         0       0
 6544412916   2/1/2006     904,000.00     898,401.81   Purchase      SISA             1,140,000.00   00/00/0000         0       0
 6549922042   2/1/2006     564,000.00     560,380.43   C/O Refi      SISA               960,000.00   00/00/0000         0       0
 6552845031   2/1/2006   1,000,000.00     993,951.77   R/T Refi      SISA             4,218,000.00   00/00/0000         0       0
 6554037272   2/1/2006     960,000.00     952,882.24   Purchase      Standard         1,250,000.00   00/00/0000         0       0
 6555848487   2/1/2006     534,000.00     530,614.49   C/O Refi      Rapid              835,000.00   00/00/0000         0       0
 6560698000   3/1/2006     572,000.00     567,601.37   C/O Refi      Standard           735,000.00   00/00/0000         0       0
 6562526621   2/1/2006     632,000.00     624,973.70   Purchase      SISA               790,000.00   00/00/0000         0       0
 6565310833   2/1/2006     858,000.00     850,269.39   Purchase      SISA             1,075,000.00   00/00/0000         0       0
 6569805465   2/1/2006     799,999.00     794,927.07   Purchase      Rapid            1,000,000.00   00/00/0000         0       0
 6575952723   2/1/2006     716,000.00     711,460.58   Purchase      Rapid              910,000.00   00/00/0000         0       0
 6576557729   2/1/2006     930,500.00     923,760.85   R/T Refi      Rapid            1,331,000.00   00/00/0000         0       0
 6578207497   2/1/2006     708,000.00     702,872.30   Purchase      Standard           885,000.00   00/00/0000         0       0
 6580992227   2/1/2006     470,000.00     466,515.21   R/T Refi      Standard           600,000.00   00/00/0000         0       0
 6586295716   2/1/2006     475,000.00     471,478.14   C/O Refi      Rapid              660,000.00   00/00/0000         0       0
 6587897189   2/1/2006     423,000.00     420,170.64   C/O Refi      Standard           529,000.00   00/00/0000         0       0
 6589792065   3/1/2006     465,218.00     461,848.58   R/T Refi      All Ready Home     980,000.00   00/00/0000         0       0
 6593704619   2/1/2006   1,250,000.00   1,242,075.07   Purchase      Rapid            1,980,000.00   00/00/0000         0       0
 6601191783   2/1/2006     524,839.00     521,126.29   R/T Refi      All Ready Home   1,211,800.00   00/00/0000         0       0
 6602441526   2/1/2006     477,111.00     473,735.88   C/O Refi      All Ready Home     800,000.00   00/00/0000         0       0
 6604770682   2/1/2006     695,000.00     690,593.73   Purchase      Rapid              993,000.00   00/00/0000         0       0
 6609142291   2/1/2006     582,000.00     578,395.89   R/T Refi      Reduced          1,020,000.00   00/00/0000         0       0
 6619008722   2/1/2006     420,000.00     417,450.17   C/O Refi      SISA               600,000.00   00/00/0000         0       0
 6626029216   2/1/2006     720,000.00     714,785.35   Purchase      Rapid              904,000.00   00/00/0000         0       0
 6636424068   3/1/2006     478,000.00     465,605.15   Purchase      Rapid              597,500.00   00/00/0000         0       0
 6658366999   2/1/2006     501,166.00     497,536.27   R/T Refi      All Ready Home   1,650,000.00   00/00/0000         0       0
 6661117728   2/1/2006     850,000.00     843,843.83   R/T Refi      Rapid            1,220,000.00   00/00/0000         0       0
 6669511401   2/1/2006     465,150.00     462,201.00   Purchase      SISA               995,000.00   00/00/0000         0       0
 6678526978   2/1/2006     500,000.00     493,231.85   C/O Refi      Standard           680,000.00   00/00/0000         0       0
 6678891265   2/1/2006     800,000.00     792,716.08   C/O Refi      Standard         1,900,000.00   00/00/0000         0       0
 6684098749   2/1/2006     501,680.00     497,960.35   Purchase      Standard           760,000.00   00/00/0000         0       0
 6689241146   2/1/2006     640,000.00     635,364.74   R/T Refi      SISA               920,000.00   00/00/0000         0       0
 6691665043   2/1/2006     900,000.00     894,556.60   Purchase      Rapid            1,150,000.00   00/00/0000         0       0
 6691773805   2/1/2006     943,000.00     936,008.22   Purchase      Standard         1,190,000.00   00/00/0000         0       0
 6703622321   2/1/2006     564,050.00     559,867.88   Purchase      SISA               706,000.00   00/00/0000         0       0
 6707901200   2/1/2006     706,000.00     701,524.01   C/O Refi      Rapid            1,125,000.00   00/00/0000         0       0
 6717493834   2/1/2006     650,000.00     643,364.25   C/O Refi      Standard           815,000.00   00/00/0000         0       0
 6717735044   2/1/2006     575,520.00     571,871.26   Purchase      Standard           872,000.00   00/00/0000         0       0
 6725823683   2/1/2006     487,000.00     483,472.88   R/T Refi      Rapid              710,000.00   00/00/0000         0       0
 6738154605   2/1/2006     590,000.00     586,259.40   C/O Refi      Rapid              743,000.00   00/00/0000         0       0
 6741348715   2/1/2006     584,000.00     580,297.47   R/T Refi      Standard           750,000.00   00/00/0000         0       0
 6762995519   2/1/2006     429,600.00     426,414.79   Purchase      Standard           537,000.00   00/00/0000         0       0
 6763963060   2/1/2006     648,000.00     643,195.45   C/O Refi      Standard           989,000.00   00/00/0000         0       0
 6766392945   2/1/2006     476,433.00     473,062.72   R/T Refi      All Ready Home   1,038,000.00   00/00/0000         0       0
 6766678434   2/1/2006     795,000.00     789,840.42   Purchase      Standard         1,010,000.00   00/00/0000         0       0
 6774159062   2/1/2006     500,000.00     496,975.86   Purchase      Standard           913,000.00   00/00/0000         0       0
 6782342775   2/1/2006     700,000.00     694,930.21   Purchase      SISA               875,000.00   00/00/0000         0       0
 6789170310   3/1/2006     432,000.00     429,261.14   Purchase      SISA               680,000.00   00/00/0000         0       0
 6798386808   2/1/2006     457,500.00     454,064.69   Purchase      Standard           611,841.00   00/00/0000         0       0
 6800350552   2/1/2006     428,000.00     425,286.47   Purchase      Standard           536,000.00   00/00/0000         0       0
 6805711436   2/1/2006     449,440.00     445,710.76   Purchase      Standard           615,000.00   00/00/0000         0       0
 6807929382   3/1/2006     535,000.00     531,764.19   C/O Refi      Rapid              835,000.00   00/00/0000         0       0
 6811742201   3/1/2006     500,000.00     496,378.74   C/O Refi      Reduced            860,000.00   00/00/0000         0       0
 6824213000   2/1/2006     608,000.00     604,145.30   Purchase      Reduced            790,000.00   00/00/0000         0       0
 6829487112   2/1/2006     463,000.00     460,064.59   C/O Refi      Standard           851,000.00   00/00/0000         0       0
 6830750144   3/1/2006   1,183,000.00   1,174,432.07   R/T Refi      Standard         2,450,000.00   00/00/0000         0       0
 6834356765   2/1/2006     560,000.00     555,944.14   R/T Refi      Reduced            700,000.00   00/00/0000         0       0
 6836074754   2/1/2006     960,000.00     952,864.23   R/T Refi      Rapid            2,400,000.00   00/00/0000         0       0
 6843124790   3/1/2006     535,000.00     531,685.90   Purchase      Reduced          1,195,000.00   00/00/0000         0       0
 6849577165   3/1/2006     540,000.00     536,089.01   C/O Refi      Rapid              750,000.00   00/00/0000         0       0
 6849780413   3/1/2006     595,000.00     590,588.47   R/T Refi      All Ready Home     850,000.00   00/00/0000         0       0
 6852905279   2/1/2006     583,000.00     578,677.37   C/O Refi      Rapid              780,000.00   00/00/0000         0       0
 6854074108   2/1/2006     920,000.00     913,336.88   R/T Refi      Standard         1,250,000.00   00/00/0000         0       0
 6866694661   2/1/2006     540,000.00     536,411.07   C/O Refi      Standard           700,000.00   00/00/0000         0       0
 6868545572   2/1/2006     427,000.00     424,417.36   C/O Refi      Standard           660,000.00   00/00/0000         0       0
 6869103694   2/1/2006     438,616.00     434,890.38   Purchase      Rapid              600,000.00   00/00/0000         0       0
 6873712332   2/1/2006     425,000.00     422,368.11   R/T Refi      Rapid              650,000.00   00/00/0000         0       0
 6875981711   2/1/2006     958,750.00     951,641.47   R/T Refi      Rapid            1,475,000.00   00/00/0000         0       0
 6877641529   2/1/2006     477,600.00     474,572.03   Purchase      Standard           597,000.00   00/00/0000         0       0
 6880245003   2/1/2006     602,000.00     597,586.92   C/O Refi      Rapid              860,000.00   00/00/0000         0       0
 6883396027   2/1/2006     514,500.00     510,684.31   C/O Refi      SISA               735,000.00   00/00/0000         0       0
 6891193648   2/1/2006     650,000.00     644,925.90   C/O Refi      Rapid              950,000.00   00/00/0000         0       0
 6894072013   2/1/2006     645,000.00     640,910.75   C/O Refi      Rapid            1,330,000.00   00/00/0000         0       0
 6903114145   2/1/2006     430,000.00     426,811.79   Purchase      Rapid              630,000.00   00/00/0000         0       0
 6903679246   2/1/2006     750,000.00     744,439.23   C/O Refi      Rapid            1,310,000.00   00/00/0000         0       0
 6904250500   2/1/2006     574,000.00     570,360.90   R/T Refi      Rapid              820,000.00   00/00/0000         0       0
 6904677421   2/1/2006     448,000.00     444,678.36   C/O Refi      Rapid              625,000.00   00/00/0000         0       0
 6906254955   2/1/2006     815,000.00     809,828.54   R/T Refi      Standard         1,185,000.00   00/00/0000         0       0
 6908353888   3/1/2006     472,800.00     469,236.26   Purchase      Standard           620,000.00   00/00/0000         0       0
 6913376213   2/1/2006     440,000.00     436,813.29   Purchase      Standard           550,000.00   00/00/0000         0       0
 6913414642   2/1/2006     467,521.00     464,134.93   R/T Refi      All Ready Home     880,000.00   00/00/0000         0       0
 6914149585   2/1/2006     435,000.00     432,306.20   C/O Refi      Rapid              590,000.00   00/00/0000         0       0
 6915589144   2/1/2006     444,800.00     440,825.81   C/O Refi      Rapid              675,000.00   00/00/0000         0       0
 6918066843   2/1/2006     493,000.00     489,874.15   R/T Refi      Reduced            645,000.00   00/00/0000         0       0
 6922147274   2/1/2006     440,000.00     436,813.29   C/O Refi      Rapid              675,000.00   00/00/0000         0       0
 6922682320   2/1/2006     640,000.00     636,119.26   C/O Refi      Rapid              845,000.00   00/00/0000         0       0
 6925001247   2/1/2006     573,900.00     570,261.50   C/O Refi      Reduced            831,500.00   00/00/0000         0       0
 6930058976   2/1/2006   1,100,000.00   1,093,188.08   R/T Refi      Rapid            1,700,000.00   00/00/0000         0       0
 6938300552   2/1/2006     433,300.00     430,552.87   Purchase      Standard           620,000.00   00/00/0000         0       0
 6946890578   3/1/2006     470,000.00     467,089.46   C/O Refi      Rapid              765,000.00   00/00/0000         0       0
 6961810543   2/1/2006     644,000.00     640,104.93   R/T Refi      SISA               930,000.00   00/00/0000         0       0
 6964706623   2/1/2006     427,000.00     424,417.36   R/T Refi      Standard           610,000.00   00/00/0000         0       0
 6967269728   2/1/2006     415,000.00     412,368.93   C/O Refi      Standard           565,000.00   00/00/0000         0       0
 6968519048   2/1/2006     557,587.00     553,305.82   R/T Refi      All Ready Home     860,000.00   00/00/0000         0       0
 6973746305   2/1/2006     639,000.00     634,150.25   C/O Refi      Rapid              800,000.00   00/00/0000         0       0
 6978329735   2/1/2006     506,000.00     502,248.32   C/O Refi      Rapid              730,000.00   00/00/0000         0       0
 3301183756   2/1/2006     463,000.00     456,071.12   R/T Refi      Standard           540,000.00   00/00/0000         0       0
 3302293380   2/1/2006     580,000.00     576,235.76   Purchase      Rapid              725,000.00   00/00/0000         0       0
 3302412444   2/1/2006     530,278.00     525,877.99   C/O Refi      Standard         1,276,000.00   00/00/0000         0       0
 3302604974   2/1/2006     580,000.00     163,226.34   Purchase      Standard           725,000.00   00/00/0000         0       0
 3302691302   2/1/2006     612,000.00     609,173.56   Purchase      Standard           785,000.00   00/00/0000         0       0
 3302699818   3/1/2006     510,000.00     505,435.06   Purchase      Rapid              660,000.00   00/00/0000         0       0
 3302720846   2/1/2006     636,076.00     632,801.56   C/O Refi      Standard         6,500,000.00   00/00/0000         0       0
 3302760917   2/1/2006     450,537.00     448,271.89   Purchase      Rapid              565,000.00   00/00/0000         0       0
 3302775311   2/1/2006     424,000.00     421,918.34   Purchase      Standard           530,000.00   00/00/0000         0       0
 3302781202   2/1/2006     675,000.00     671,525.13   Purchase      Standard           940,000.00   00/00/0000         0       0
 3302804624   3/1/2006     525,000.00     522,232.94   Purchase      Standard         1,250,000.00   00/00/0000         0       0
 3302930544   2/1/2006     481,577.00     479,097.89   R/T Refi      Standard         1,120,000.00   00/00/0000         0       0
 3302995612   2/1/2006     500,000.00     496,975.86   Purchase      Standard           890,000.00   00/00/0000         0       0
 3302995737   2/1/2006     543,044.00     539,745.97   C/O Refi      Standard           725,000.00   00/00/0000         0       0
 3303029106   2/1/2006     606,882.00     603,683.37   R/T Refi      Rapid              786,000.00   00/00/0000         0       0
 3303038594   2/1/2006     480,000.00     477,980.95   R/T Refi      Standard           600,000.00   00/00/0000         0       0
 3303050128   2/1/2006     490,000.00     487,986.94   Purchase      Standard           734,000.00   00/00/0000         0       0
 3303066256   2/1/2006     540,000.00     537,086.31   C/O Refi      Standard           675,000.00   00/00/0000         0       0
 3303083673   2/1/2006     575,000.00     475,473.78   Purchase      Standard         1,775,000.00   00/00/0000         0       0
 3303097798   2/1/2006     494,000.00     491,396.28   C/O Refi      Standard         1,075,000.00   00/00/0000         0       0
 3303112084   2/1/2006     504,000.00     501,297.21   Purchase      Standard           635,000.00   00/00/0000         0       0
 3303117463   2/1/2006     750,700.00     747,759.01   R/T Refi      Standard         1,120,000.00   00/00/0000         0       0
 3303121408   2/1/2006     436,000.00     433,702.02   Purchase      Standard           545,000.00   00/00/0000         0       0
 3303153666   2/1/2006     500,000.00     496,833.78   Purchase      Rapid              815,000.00   00/00/0000         0       0
 3303158061   3/1/2006     630,000.00     626,679.53   C/O Refi      Standard           960,000.00   00/00/0000         0       0
 3303170124   2/1/2006     429,600.00     424,227.57   Purchase      Standard           537,000.00   00/00/0000         0       0
 3303173169   2/1/2006     489,917.00     487,997.68   C/O Refi      Standard           735,000.00   00/00/0000         0       0
 3303199438   2/1/2006     525,000.00     522,893.67   C/O Refi      Standard           700,000.00   00/00/0000         0       0
 3303299592   2/1/2006     470,000.00     467,459.11   Purchase      Rapid              640,000.00   00/00/0000         0       0
 6000478435   2/1/2006     450,000.00     447,683.39   C/O Refi      Standard           600,000.00   00/00/0000         0       0
 6000574290   2/1/2006     440,000.00     437,680.89   Purchase      Rapid              580,000.00   00/00/0000         0       0
 6004882616   3/1/2006     456,000.00     454,126.62   Purchase      SISA               570,000.00   00/00/0000         0       0
 6007872523   2/1/2006     602,000.00     598,900.96   C/O Refi      Rapid            1,330,000.00   00/00/0000         0       0
 6008531920   2/1/2006     500,000.00     497,486.19   Purchase      Rapid              685,000.00   00/00/0000         0       0
 6008829886   2/1/2006     494,400.00     492,416.47   C/O Refi      Rapid              618,000.00   00/00/0000         0       0
 6009357887   2/1/2006     446,649.00     444,456.14   R/T Refi      All Ready Home   1,175,000.00   00/00/0000         0       0
 6011909170   3/1/2006     660,000.00     656,008.15   Purchase      Rapid              826,000.00   00/00/0000         0       0
 6015245423   2/1/2006     468,000.00     465,533.33   R/T Refi      Rapid              585,000.00   00/00/0000         0       0
 6016166248   2/1/2006     708,000.00     705,159.50   R/T Refi      Rapid            1,500,000.00   00/00/0000         0       0
 6021327504   2/1/2006     569,000.00     566,549.63   C/O Refi      Reduced            712,000.00   00/00/0000         0       0
 6024583921   2/1/2006     750,000.00     746,082.07   R/T Refi      SISA             1,500,000.00   00/00/0000         0       0
 6026465903   2/1/2006     520,000.00     517,385.64   Purchase      Standard           650,000.00   00/00/0000         0       0
 6028069810   2/1/2006     419,720.00     417,755.50   C/O Refi      Standard           560,000.00   00/00/0000         0       0
 6028117783   2/1/2006     599,992.00     596,678.12   Purchase      Rapid              750,000.00   00/00/0000         0       0
 6032979244   3/1/2006     600,000.00     591,000.00   R/T Refi      Rapid              750,000.00   00/00/0000         0       0
 6033361830   2/1/2006     475,000.00     472,127.08   Purchase      Rapid              810,000.00   00/00/0000         0       0
 6034407210   2/1/2006     980,000.00     974,955.03   Purchase      SISA             1,400,000.00   00/00/0000         0       0
 6035687935   2/1/2006     428,000.00     425,796.67   Purchase      Rapid              610,000.00   00/00/0000         0       0
 6037607840   2/1/2006     532,000.00     529,196.04   R/T Refi      Standard           665,000.00   00/00/0000         0       0
 6041662500   2/1/2006     560,000.00     548,746.55   Purchase      Rapid            1,210,000.00   00/00/0000         0       0
 6042995867   2/1/2006     795,700.00     791,699.55   C/O Refi      Rapid            1,250,000.00   00/00/0000         0       0
 6043471801   3/1/2006     560,000.00     554,227.14   Purchase      SISA               700,000.00   00/00/0000         0       0
 6046700545   2/1/2006     446,000.00     443,302.48   R/T Refi      Rapid              625,000.00   00/00/0000         0       0
 6050504783   2/1/2006     580,000.00     577,014.23   C/O Refi      Rapid              850,000.00   00/00/0000         0       0
 6053050255   2/1/2006     592,000.00     589,624.90   Purchase      Rapid              740,000.00   00/00/0000         0       0
 6055634593   3/1/2006     431,000.00     428,779.83   C/O Refi      Rapid              545,000.00   00/00/0000         0       0
 6059023330   3/1/2006     500,000.00     497,426.05   C/O Refi      Rapid            1,010,000.00   00/00/0000         0       0
 6060034565   2/1/2006     492,000.00     489,467.22   Purchase      Standard           615,000.00   00/00/0000         0       0
 6060806830   2/1/2006     543,000.00     540,070.12   Purchase      Standard           679,000.00   00/00/0000         0       0
 6061053473   2/1/2006     675,000.00     672,226.91   C/O Refi      Rapid            1,325,000.00   00/00/0000         0       0
 6064829689   2/1/2006   1,095,500.00   1,089,860.48   R/T Refi      Rapid            1,565,000.00   00/00/0000         0       0
 6066867208   3/1/2006     468,000.00     465,702.31   Purchase      SISA               585,000.00   00/00/0000         0       0
 6077177183   2/1/2006     480,000.00     477,586.74   R/T Refi      SISA               600,000.00   00/00/0000         0       0
 6080387159   2/1/2006     550,000.00     547,234.84   C/O Refi      Standard           890,000.00   00/00/0000         0       0
 6080470609   2/1/2006     460,000.00     457,631.94   C/O Refi      Rapid              675,000.00   00/00/0000         0       0
 6081874536   2/1/2006     792,936.00     788,495.87   R/T Refi      Standard         1,400,000.00   00/00/0000         0       0
 6092728457   3/1/2006     512,000.00     509,301.42   Purchase      Standard           640,000.00   00/00/0000         0       0
 6099321389   2/1/2006     486,750.00     484,244.23   C/O Refi      Rapid              649,000.00   00/00/0000         0       0
 6099451202   3/1/2006     450,000.00     446,997.19   C/O Refi      All Ready Home     875,000.00   00/00/0000         0       0
 6100493789   2/1/2006     470,000.00     467,522.79   Purchase      Rapid              729,000.00   00/00/0000         0       0
 6103061666   2/1/2006     840,000.00     835,572.68   Purchase      Standard         1,131,015.00   00/00/0000         0       0
 6103910599   2/1/2006     610,000.00     607,075.71   C/O Refi      Reduced            850,000.00   00/00/0000         0       0
 6105537929   2/1/2006     958,400.00     953,354.15   Purchase      Rapid            1,300,000.00   00/00/0000         0       0
 6107061308   2/1/2006     551,900.00     549,058.88   Purchase      Standard           690,000.00   00/00/0000         0       0
 6110575534   2/1/2006     605,750.00     603,201.97   Purchase      Reduced            800,000.00   00/00/0000         0       0
 6117057825   2/1/2006     716,000.00     712,314.07   R/T Refi      Rapid              895,000.00   00/00/0000         0       0
 6124340818   2/1/2006     590,400.00     587,288.23   Purchase      Standard           738,000.00   00/00/0000         0       0
 6125576139   2/1/2006     618,000.00     614,818.57   C/O Refi      Rapid              775,000.00   00/00/0000         0       0
 6129995350   2/1/2006     700,000.00     696,480.68   Purchase      Rapid              875,000.00   00/00/0000         0       0
 6131314830   3/1/2006     515,000.00     512,285.60   Purchase      Reduced            685,000.00   00/00/0000         0       0
 6133554169   2/1/2006     650,000.00     645,737.06   C/O Refi      Rapid              870,000.00   00/00/0000         0       0
 6137178783   2/1/2006     529,874.00     527,393.92   R/T Refi      All Ready Home     930,000.00   00/00/0000         0       0
 6146808982   2/1/2006     704,000.00     699,536.66   Purchase      Standard           880,000.00   00/00/0000         0       0
 6157437929   2/1/2006     700,000.00     696,310.55   Purchase      Standard           900,000.00   00/00/0000         0       0
 6163416511   2/1/2006     479,200.00     476,276.61   Purchase      Rapid              600,000.00   00/00/0000         0       0
 6169583785   3/1/2006     550,000.00     546,325.78   Purchase      Rapid              810,000.00   00/00/0000         0       0
 6171414490   2/1/2006     534,500.00     531,615.99   Purchase      Standard           675,000.00   00/00/0000         0       0
 6171556597   2/1/2006     750,000.00     740,658.72   R/T Refi      SISA             1,315,000.00   00/00/0000         0       0
 6175198388   2/1/2006     496,000.00     493,196.03   C/O Refi      Rapid              775,000.00   00/00/0000         0       0
 6176081112   2/1/2006     475,000.00     472,621.59   C/O Refi      Standard           645,000.00   00/00/0000         0       0
 6177149926   2/1/2006     675,000.00     671,606.38   Purchase      Rapid            1,050,000.00   00/00/0000         0       0
 6177547764   3/1/2006     436,556.00     434,097.48   C/O Refi      All Ready Home     900,000.00   00/00/0000         0       0
 6183785762   2/1/2006     462,000.00     459,564.98   R/T Refi      SISA             1,100,000.00   00/00/0000         0       0
 6184513874   2/1/2006     510,000.00     507,311.97   C/O Refi      Rapid              690,000.00   00/00/0000         0       0
 6186133002   2/1/2006     480,000.00     477,643.37   C/O Refi      Standard           780,000.00   00/00/0000         0       0
 6192180526   2/1/2006     464,000.00     461,675.41   C/O Refi      Rapid              580,000.00   00/00/0000         0       0
 6192858246   2/1/2006     552,200.00     549,357.29   R/T Refi      Standard           825,000.00   00/00/0000         0       0
 6193362370   2/1/2006     545,000.00     542,127.49   Purchase      Rapid              995,000.00   00/00/0000         0       0
 6194748189   2/1/2006     480,000.00     477,528.98   Purchase      Rapid              600,000.00   00/00/0000         0       0
 6196061656   2/1/2006     500,000.00     497,364.68   R/T Refi      Rapid            1,075,000.00   00/00/0000         0       0
 6197138198   2/1/2006     489,253.00     486,431.11   R/T Refi      All Ready Home     885,000.00   00/00/0000         0       0
 6200806963   2/1/2006     456,000.00     453,596.58   R/T Refi      Rapid              575,000.00   00/00/0000         0       0
 6203061756   2/1/2006     666,400.00     662,804.30   Purchase      Standard           833,000.00   00/00/0000         0       0
 6209761326   3/1/2006     494,000.00     492,018.08   Purchase      Reduced            624,000.00   00/00/0000         0       0
 6210068554   2/1/2006     400,000.00     397,974.59   Purchase      Rapid              505,000.00   00/00/0000         0       0
 6211499576   2/1/2006     500,000.00     497,123.10   C/O Refi      Rapid            1,000,000.00   00/00/0000         0       0
 6215628642   2/1/2006     915,000.00     910,289.64   Purchase      Rapid            1,360,000.00   00/00/0000         0       0
 6217684932   2/1/2006     706,500.00     703,370.89   R/T Refi      Rapid            1,200,000.00   00/00/0000         0       0
 6218013628   2/1/2006     448,000.00     445,638.77   C/O Refi      Rapid              560,000.00   00/00/0000         0       0
 6220594078   2/1/2006     508,000.00     505,128.18   Purchase      Standard           660,000.00   00/00/0000         0       0
 6225237525   3/1/2006     464,500.00     461,696.78   R/T Refi      Rapid              625,000.00   00/00/0000         0       0
 6226049226   2/1/2006     556,000.00     553,715.79   Purchase      Rapid              695,000.00   00/00/0000         0       0
 6226352455   2/1/2006     677,000.00     673,513.99   R/T Refi      Rapid            1,050,000.00   00/00/0000         0       0
 6232204476   3/1/2006     774,000.00     767,481.58   R/T Refi      Rapid            1,215,000.00   00/00/0000         0       0
 6236079668   2/1/2006     420,000.00     417,888.39   R/T Refi      SISA             1,255,000.00   00/00/0000         0       0
 6237644767   2/1/2006     527,000.00     524,834.93   Purchase      SISA               700,000.00   00/00/0000         0       0
 6239249854   2/1/2006     511,500.00     508,866.84   Purchase      SISA               740,000.00   00/00/0000         0       0
 6240827797   3/1/2006     550,000.00     547,101.14   Purchase      Rapid              885,000.00   00/00/0000         0       0
 6242481411   2/1/2006     530,000.00     527,271.58   C/O Refi      Rapid            1,020,000.00   00/00/0000         0       0
 6247896514   2/1/2006     688,000.00     684,622.18   R/T Refi      SISA               860,000.00   00/00/0000         0       0
 6249568160   2/1/2006     495,200.00     493,116.99   Purchase      Standard           619,000.00   00/00/0000         0       0
 6252432635   2/1/2006     496,000.00     493,385.76   Purchase      SISA               620,000.00   00/00/0000         0       0
 6256354793   2/1/2006     505,000.00     502,520.64   Purchase      Rapid              885,000.00   00/00/0000         0       0
 6261111949   2/1/2006     430,000.00     426,114.35   C/O Refi      Reduced            615,000.00   00/00/0000         0       0
 6264126027   2/1/2006     490,000.00     481,159.19   Purchase      Rapid              740,000.00   00/00/0000         0       0
 6265250081   2/1/2006     431,000.00     428,982.72   Purchase      Reduced            538,882.00   00/00/0000         0       0
 6271488139   2/1/2006     505,000.00     502,133.35   Purchase      Rapid              830,000.00   00/00/0000         0       0
 6276161483   3/1/2006     515,000.00     511,794.35   R/T Refi      Rapid              805,000.00   00/00/0000         0       0
 6276881221   2/1/2006     680,000.00     676,740.16   Purchase      SISA               850,000.00   00/00/0000         0       0
 6278683302   2/1/2006     550,000.00     547,234.84   C/O Refi      Rapid              800,000.00   00/00/0000         0       0
 6282532057   2/1/2006   1,200,000.00   1,193,525.18   Purchase      Rapid            2,150,000.00   00/00/0000         0       0
 6285080021   2/1/2006     886,000.00     880,204.39   C/O Refi      Rapid            1,540,000.00   00/00/0000         0       0
 6285080146   2/1/2006     960,000.00     955,047.05   R/T Refi      Rapid            3,000,000.00   00/00/0000         0       0
 6300805329   2/1/2006     454,000.00     449,692.37   Purchase      Standard           568,000.00   00/00/0000         0       0
 6301310535   2/1/2006     750,000.00     746,229.34   Purchase      Standard           950,000.00   00/00/0000         0       0
 6301609662   2/1/2006     604,000.00     601,034.62   Purchase      SISA               755,000.00   00/00/0000         0       0
 6303773359   2/1/2006     427,000.00     425,282.17   C/O Refi      Standard           775,000.00   00/00/0000         0       0
 6305261197   2/1/2006     450,000.00     447,628.23   Purchase      Rapid              575,000.00   00/00/0000         0       0
 6306654671   2/1/2006   1,000,000.00     994,972.42   Purchase      Rapid            1,250,000.00   00/00/0000         0       0
 6307314556   2/1/2006     553,300.00     550,917.25   C/O Refi      Standard         1,150,000.00   00/00/0000         0       0
 6310256125   2/1/2006     577,524.00     574,755.39   R/T Refi      All Ready Home     800,000.00   00/00/0000         0       0
 6311776139   2/1/2006     652,500.00     649,819.35   R/T Refi      Standard           895,000.00   00/00/0000         0       0
 6313702091   3/1/2006     620,000.00     616,732.20   R/T Refi      Rapid              775,000.00   00/00/0000         0       0
 6314220747   2/1/2006     535,000.00     532,245.87   C/O Refi      Rapid              950,000.00   00/00/0000         0       0
 6317556543   2/1/2006     584,850.00     581,767.49   R/T Refi      Rapid              835,500.00   00/00/0000         0       0
 6318518617   2/1/2006     560,000.00     557,699.36   C/O Refi      Standard           700,000.00   00/00/0000         0       0
 6320307553   2/1/2006     500,000.00     497,426.05   C/O Refi      Rapid              625,000.00   00/00/0000         0       0
 6322038347   2/1/2006     437,300.00     434,612.37   R/T Refi      SISA             1,200,000.00   00/00/0000         0       0
 6323840626   2/1/2006     434,000.00     431,100.62   C/O Refi      Rapid              765,000.00   00/00/0000         0       0
 6325812243   2/1/2006     442,000.00     439,670.37   R/T Refi      SISA               880,000.00   00/00/0000         0       0
 6326693873   2/1/2006     514,000.00     511,290.91   R/T Refi      Standard         1,070,000.00   00/00/0000         0       0
 6329837279   2/1/2006     440,000.00     438,149.16   R/T Refi      Rapid              575,000.00   00/00/0000         0       0
 6330625275   2/1/2006     428,500.00     426,294.14   C/O Refi      Rapid              625,000.00   00/00/0000         0       0
 6333021423   2/1/2006     500,500.00     497,862.04   C/O Refi      Rapid              715,000.00   00/00/0000         0       0
 6333941422   3/1/2006     550,000.00     547,646.13   R/T Refi      Reduced            800,000.00   00/00/0000         0       0
 6336842015   2/1/2006     610,000.00     606,933.18   Purchase      Standard           800,000.00   00/00/0000         0       0
 6347189059   2/1/2006     599,200.00     596,187.48   Purchase      Rapid              750,000.00   00/00/0000         0       0
 6348717189   3/1/2006     500,000.00     498,132.79   Purchase      SISA               840,000.00   00/00/0000         0       0
 6354169770   2/1/2006     704,000.00     700,289.47   R/T Refi      Standard           900,000.00   00/00/0000         0       0
 6357747879   2/1/2006     480,800.00     478,324.87   Purchase      Rapid              601,000.00   00/00/0000         0       0
 6363676328   2/1/2006     636,000.00     633,448.34   R/T Refi      Rapid            1,575,000.00   00/00/0000         0       0
 6366988472   2/1/2006     445,000.00     443,171.81   R/T Refi      Rapid              655,000.00   00/00/0000         0       0
 6367121909   2/1/2006     517,500.00     514,835.95   R/T Refi      Rapid              660,000.00   00/00/0000         0       0
 6367449185   3/1/2006     476,000.00     474,044.48   Purchase      SISA               595,000.00   00/00/0000         0       0
 6371908556   2/1/2006     480,000.00     477,528.98   Purchase      Standard           602,000.00   00/00/0000         0       0
 6374509237   2/1/2006     791,200.00     787,029.92   Purchase      Standard           989,000.00   00/00/0000         0       0
 6378709445   2/1/2006     541,125.00     538,339.34   R/T Refi      All Ready Home     740,000.00   00/00/0000         0       0
 6381075842   2/1/2006     492,588.00     489,922.40   R/T Refi      All Ready Home   2,250,000.00   00/00/0000         0       0
 6384683568   2/1/2006     574,000.00     569,830.33   C/O Refi      Rapid              720,000.00   00/00/0000         0       0
 6385277659   2/1/2006     705,500.00     701,781.60   R/T Refi      Standard           885,000.00   00/00/0000         0       0
 6395588608   2/1/2006     522,000.00     519,437.21   R/T Refi      Rapid              915,000.00   00/00/0000         0       0
 6398675212   2/1/2006     500,000.00     497,426.05   Purchase      SISA             1,200,000.00   00/00/0000         0       0
 6401796484   2/1/2006     800,000.00     796,939.90   C/O Refi      Rapid            1,700,000.00   00/00/0000         0       0
 6405173458   2/1/2006     450,000.00     447,790.69   Purchase      SISA               605,000.00   00/00/0000         0       0
 6412814706   2/1/2006     468,851.00     466,656.50   C/O Refi      All Ready Home   1,150,000.00   00/00/0000         0       0
 6418931132   3/1/2006     860,000.00     856,630.81   Purchase      Rapid            1,077,000.00   00/00/0000         0       0
 6419463887   2/1/2006     475,000.00     472,251.84   C/O Refi      Rapid              890,000.00   00/00/0000         0       0
 6421540292   2/1/2006     936,750.00     931,812.78   Purchase      Rapid            1,300,000.00   00/00/0000         0       0
 6422605151   2/1/2006     516,800.00     514,139.56   Purchase      Standard           647,000.00   00/00/0000         0       0
 6425207542   2/1/2006     749,250.00     745,658.15   Purchase      SISA             1,010,000.00   00/00/0000         0       0
 6428057423   3/1/2006     420,000.00     417,837.88   Purchase      SISA               620,000.00   00/00/0000         0       0
 6430615853   2/1/2006     632,600.00     630,121.69   C/O Refi      SISA             1,850,000.00   00/00/0000         0       0
 6430744414   3/1/2006     450,000.00     447,147.04   Purchase      Standard         1,750,000.00   00/00/0000         0       0
 6434722176   2/1/2006     546,500.00     543,115.68   Purchase      Standard           690,000.00   00/00/0000         0       0
 6437587808   2/1/2006     535,500.00     532,807.71   C/O Refi      Rapid              950,000.00   00/00/0000         0       0
 6442557572   2/1/2006     477,000.00     474,544.43   Purchase      Standard           988,000.00   00/00/0000         0       0
 6448547544   2/1/2006     696,960.00     693,372.08   Purchase      Rapid              871,500.00   00/00/0000         0       0
 6449652301   2/1/2006   1,000,000.00     994,604.30   Purchase      Rapid            1,264,000.00   00/00/0000         0       0
 6451675505   2/1/2006     425,000.00     421,545.52   Purchase      Standard           759,000.00   00/00/0000         0       0
 6455142551   2/1/2006     500,000.00     496,903.67   Purchase      Rapid            1,276,000.00   00/00/0000         0       0
 6465151196   2/1/2006     676,000.00     672,520.01   R/T Refi      SISA               845,000.00   00/00/0000         0       0
 6468664781   2/1/2006     600,000.00     594,989.62   C/O Refi      SISA             1,200,000.00   00/00/0000         0       0
 6481779178   2/1/2006     426,000.00     423,908.49   Purchase      Rapid              587,000.00   00/00/0000         0       0
 6482844922   2/1/2006     625,000.00     621,705.84   Purchase      Rapid              851,000.00   00/00/0000         0       0
 6483032535   2/1/2006     589,000.00     586,442.05   R/T Refi      All Ready Home     925,000.00   00/00/0000         0       0
 6485428582   2/1/2006     460,000.00     457,631.94   Purchase      Standard           575,000.00   00/00/0000         0       0
 6485489873   2/1/2006     611,250.00     608,103.33   R/T Refi      SISA               815,000.00   00/00/0000         0       0
 6486096750   3/1/2006     523,384.00     519,917.67   R/T Refi      All Ready Home   1,557,000.00   00/00/0000         0       0
 6489498375   2/1/2006     621,655.00     617,713.99   C/O Refi      Rapid              925,000.00   00/00/0000         0       0
 6492436727   2/1/2006     549,500.00     546,802.19   C/O Refi      Rapid              785,000.00   00/00/0000         0       0
 6494827535   3/1/2006     512,000.00     507,540.38   Purchase      Rapid              645,000.00   00/00/0000         0       0
 6496332534   2/1/2006     548,000.00     544,685.57   R/T Refi      Standard           685,000.00   00/00/0000         0       0
 6498013801   2/1/2006     720,000.00     716,380.13   Purchase      Rapid              907,000.00   00/00/0000         0       0
 6502948406   2/1/2006     426,770.00     424,674.75   C/O Refi      All Ready Home     770,000.00   00/00/0000         0       0
 6503078351   2/1/2006     725,000.00     722,091.27   C/O Refi      Rapid            1,100,000.00   00/00/0000         0       0
 6503289586   2/1/2006     675,000.00     672,219.73   R/T Refi      SISA             3,100,000.00   00/00/0000         0       0
 6506212510   2/1/2006     485,000.00     482,503.27   R/T Refi      SISA             1,100,000.00   00/00/0000         0       0
 6511184761   2/1/2006     475,000.00     472,492.02   C/O Refi      Rapid              710,000.00   00/00/0000         0       0
 6514185088   2/1/2006     900,000.00     892,229.09   Purchase      Rapid            1,275,000.00   00/00/0000         0       0
 6514516118   2/1/2006     546,000.00     542,697.66   Purchase      Rapid              875,000.00   00/00/0000         0       0
 6520639490   2/1/2006     560,000.00     557,184.54   Purchase      Standard           710,000.00   00/00/0000         0       0
 6524465637   2/1/2006     476,000.00     470,797.13   Purchase      Standard           595,000.00   00/00/0000         0       0
 6528462283   2/1/2006     478,000.00     475,480.66   C/O Refi      Rapid              660,000.00   00/00/0000         0       0
 6529668755   2/1/2006     469,000.00     466,095.61   R/T Refi      Rapid              806,000.00   00/00/0000         0       0
 6531679972   2/1/2006     457,400.00     454,989.20   R/T Refi      Standard           697,000.00   00/00/0000         0       0
 6533137680   2/1/2006     460,000.00     457,455.13   C/O Refi      Reduced            702,000.00   00/00/0000         0       0
 6535573155   2/1/2006     632,000.00     629,403.60   Purchase      SISA               800,000.00   00/00/0000         0       0
 6536147561   2/1/2006     604,051.00     552,501.02   R/T Refi      All Ready Home   1,300,000.00   00/00/0000         0       0
 6536687509   2/1/2006     440,000.00     438,014.53   Purchase      Standard           550,000.00   00/00/0000         0       0
 6539540721   2/1/2006     495,000.00     491,432.02   C/O Refi      Rapid              715,000.00   00/00/0000         0       0
 6541158371   2/1/2006     414,271.00     411,765.37   R/T Refi      All Ready Home   2,375,000.00   00/00/0000         0       0
 6546280618   2/1/2006     886,000.00     882,445.37   R/T Refi      SISA             1,850,000.00   00/00/0000         0       0
 6547454089   2/1/2006     438,000.00     435,608.02   C/O Refi      Standard           630,000.00   00/00/0000         0       0
 6548300067   2/1/2006     900,000.00     896,474.13   Purchase      Rapid            1,455,000.00   00/00/0000         0       0
 6552201003   2/1/2006     532,464.00     529,722.92   Purchase      Rapid              675,000.00   00/00/0000         0       0
 6559377954   2/1/2006     618,000.00     614,026.91   C/O Refi      Standard           840,000.00   00/00/0000         0       0
 6559580748   2/1/2006     705,000.00     701,196.05   Purchase      SISA               940,000.00   00/00/0000         0       0
 6560290410   2/1/2006     548,000.00     545,495.98   Purchase      SISA               685,000.00   00/00/0000         0       0
 6560689181   2/1/2006     831,200.00     826,214.52   Purchase      Rapid            1,039,000.00   00/00/0000         0       0
 6561552438   2/1/2006     399,960.00     397,750.94   Purchase      Standard           500,000.00   00/00/0000         0       0
 6562024965   3/1/2006     516,000.00     512,303.28   Purchase      Rapid              645,000.00   00/00/0000         0       0
 6562769189   2/1/2006     510,000.00     507,854.73   C/O Refi      Standard           860,000.00   00/00/0000         0       0
 6563724811   2/1/2006     423,500.00     420,294.43   C/O Refi      Rapid              610,000.00   00/00/0000         0       0
 6569401984   2/1/2006     999,999.00     995,890.75   Purchase      Rapid            1,275,000.00   00/00/0000         0       0
 6573228035   3/1/2006     544,000.00     541,453.79   Purchase      Rapid              685,000.00   00/00/0000         0       0
 6573270268   2/1/2006     435,000.00     432,760.67   Purchase      Rapid              585,000.00   00/00/0000         0       0
 6573903603   3/1/2006     565,000.00     562,022.11   R/T Refi      Rapid              750,000.00   00/00/0000         0       0
 6586317320   2/1/2006     533,500.00     530,621.39   C/O Refi      SISA               870,000.00   00/00/0000         0       0
 6590480320   2/1/2006     500,000.00     498,041.15   Purchase      Rapid              640,000.00   00/00/0000         0       0
 6593641597   2/1/2006     805,000.00     800,855.95   R/T Refi      Rapid            1,150,000.00   00/00/0000         0       0
 6601157891   2/1/2006     480,000.00     477,528.98   Purchase      Rapid              825,000.00   00/00/0000         0       0
 6606680228   2/1/2006     550,000.00     547,101.14   C/O Refi      Rapid              735,000.00   00/00/0000         0       0
 6608199623   2/1/2006     510,000.00     507,953.88   C/O Refi      Rapid            1,000,000.00   00/00/0000         0       0
 6608668346   2/1/2006     460,068.00     457,715.99   R/T Refi      All Ready Home     685,000.00   00/00/0000         0       0
 6611654754   2/1/2006     460,000.00     457,440.01   C/O Refi      Rapid              575,000.00   00/00/0000         0       0
 6613441036   2/1/2006     496,000.00     489,144.20   Purchase      Standard           625,000.00   00/00/0000         0       0
 6615968424   2/1/2006     492,000.00     489,345.33   C/O Refi      Rapid              615,000.00   00/00/0000         0       0
 6617501744   3/1/2006     880,000.00     875,469.82   Purchase      SISA             1,100,000.00   00/00/0000         0       0
 6621120135   2/1/2006     585,000.00     581,916.67   R/T Refi      Standard           798,000.00   00/00/0000         0       0
 6622603576   2/1/2006     645,000.00     641,679.61   C/O Refi      Reduced            925,000.00   00/00/0000         0       0
 6623243471   2/1/2006     495,000.00     491,844.38   C/O Refi      Standard           637,000.00   00/00/0000         0       0
 6623644918   2/1/2006     420,000.00     417,778.57   Purchase      Standard           589,000.00   00/00/0000         0       0
 6627216317   2/1/2006     452,103.00     449,775.58   Purchase      Standard           620,000.00   00/00/0000         0       0
 6627909077   3/1/2006     555,000.00     552,142.90   Purchase      SISA               790,000.00   00/00/0000         0       0
 6627966820   2/1/2006   1,000,000.00     995,206.08   Purchase      SISA             1,700,000.00   00/00/0000         0       0
 6629612992   2/1/2006     505,500.00     502,835.62   R/T Refi      Rapid              690,000.00   00/00/0000         0       0
 6630399076   2/1/2006     525,600.00     522,894.24   Purchase      SISA               657,000.00   00/00/0000         0       0
 6630417902   2/1/2006     550,000.00     547,168.65   C/O Refi      Rapid              745,000.00   00/00/0000         0       0
 6633252934   2/1/2006     450,000.00     447,805.18   C/O Refi      Standard           640,000.00   00/00/0000         0       0
 6634027582   2/1/2006     516,000.00     513,280.36   Purchase      Rapid              650,000.00   00/00/0000         0       0
 6635155267   2/1/2006     530,000.00     527,206.57   C/O Refi      Rapid              900,000.00   00/00/0000         0       0
 6636325554   2/1/2006     503,000.00     500,530.45   C/O Refi      Rapid              900,000.00   00/00/0000         0       0
 6645009462   2/1/2006     643,000.00     639,610.99   R/T Refi      Rapid              975,000.00   00/00/0000         0       0
 6646942240   2/1/2006     763,000.00     759,864.17   R/T Refi      Standard         1,000,000.00   00/00/0000         0       0
 6659783291   2/1/2006     550,000.00     546,575.28   Purchase      Rapid              950,000.00   00/00/0000         0       0
 6663840863   2/1/2006     560,000.00     554,982.85   Purchase      SISA               700,000.00   00/00/0000         0       0
 6664081988   2/1/2006     600,000.00     596,837.64   Purchase      Rapid              850,000.00   00/00/0000         0       0
 6665461585   2/1/2006     580,000.00     577,781.44   Purchase      SISA               725,000.00   00/00/0000         0       0
 6666141863   2/1/2006     420,166.00     418,151.74   C/O Refi      Standard           900,000.00   00/00/0000         0       0
 6667313156   2/1/2006     496,000.00     493,446.64   Purchase      Rapid              620,000.00   00/00/0000         0       0
 6669450097   2/1/2006     570,000.00     566,995.74   C/O Refi      Rapid              830,000.00   00/00/0000         0       0
 6672682934   2/1/2006     468,000.00     465,590.78   Purchase      Rapid              600,000.00   00/00/0000         0       0
 6674200883   3/1/2006     510,000.00     507,311.97   C/O Refi      Rapid              750,000.00   00/00/0000         0       0
 6676689943   3/1/2006     541,100.00     538,915.64   C/O Refi      Standard           773,000.00   00/00/0000         0       0
 6680919856   2/1/2006     843,700.00     840,151.08   R/T Refi      Rapid            1,125,000.00   00/00/0000         0       0
 6681790454   2/1/2006     712,564.00     709,365.69   R/T Refi      SISA               950,000.00   00/00/0000         0       0
 6682488959   2/1/2006     950,000.00     945,223.82   C/O Refi      Standard         3,200,000.00   00/00/0000         0       0
 6683156837   2/1/2006     473,250.00     469,899.71   C/O Refi      Standard           631,000.00   00/00/0000         0       0
 6685219344   2/1/2006     602,845.00     599,450.05   R/T Refi      All Ready Home   1,100,000.00   00/00/0000         0       0
 6687327384   2/1/2006     650,000.00     646,731.16   Purchase      Rapid              840,000.00   00/00/0000         0       0
 6690069452   2/1/2006     600,000.00     597,123.64   Purchase      SISA               750,000.00   00/00/0000         0       0
 6702549020   2/1/2006     520,000.00     517,385.64   C/O Refi      Rapid              650,000.00   00/00/0000         0       0
 6716175119   2/1/2006     900,000.00     895,366.86   C/O Refi      Rapid            1,425,000.00   00/00/0000         0       0
 6722245153   3/1/2006     454,400.00     452,115.47   Purchase      SISA               570,000.00   00/00/0000         0       0
 6722917710   2/1/2006     646,000.00     642,752.18   R/T Refi      SISA               810,000.00   00/00/0000         0       0
 6725106691   2/1/2006     500,000.00     495,273.04   R/T Refi      Rapid            1,150,000.00   00/00/0000         0       0
 6729610722   5/1/2006     523,000.00     512,992.82   R/T Refi      SISA               675,000.00   00/00/0000         0       0
 6730577837   2/1/2006     523,000.00     520,999.43   R/T Refi      Reduced            675,000.00   00/00/0000         0       0
 6732574824   2/1/2006     472,000.00     469,512.26   Purchase      Rapid              609,000.00   00/00/0000         0       0
 6740493835   2/1/2006     628,800.00     625,485.84   Purchase      Standard           786,000.00   00/00/0000         0       0
 6746118113   2/1/2006     567,200.00     564,869.79   Purchase      Standard           709,000.00   00/00/0000         0       0
 6748881536   2/1/2006     452,316.00     449,875.43   Purchase      Standard           645,000.00   00/00/0000         0       0
 6751891257   2/1/2006     438,441.00     436,388.22   C/O Refi      All Ready Home     625,000.00   00/00/0000         0       0
 6755831184   2/1/2006     722,000.00     718,370.08   R/T Refi      Standard         3,900,000.00   00/00/0000         0       0
 6756528250   2/1/2006     650,000.00     646,808.78   C/O Refi      Standard           930,000.00   00/00/0000         0       0
 6762105697   3/1/2006   1,000,000.00     994,972.42   R/T Refi      SISA             1,400,000.00   00/00/0000         0       0
 6773018053   2/1/2006   1,000,000.00     994,852.10   R/T Refi      SISA             1,600,000.00   00/00/0000         0       0
 6776688191   2/1/2006     470,000.00     450,985.90   C/O Refi      Rapid              625,000.00   00/00/0000         0       0
 6779942652   2/1/2006     736,000.00     732,120.84   Purchase      Standard           990,000.00   00/00/0000         0       0
 6783869479   2/1/2006     650,000.00     646,808.78   Purchase      Standard           860,000.00   00/00/0000         0       0
 6788660741   3/1/2006     515,250.00     511,777.99   Purchase      Standard           725,000.00   00/00/0000         0       0
 6789719397   2/1/2006     424,500.00     422,262.63   Purchase      Standard           543,000.00   00/00/0000         0       0
 6791927103   3/1/2006     500,000.00     497,364.68   Purchase      Rapid              850,000.00   00/00/0000         0       0
 6792596048   2/1/2006   1,400,000.00   1,393,427.10   Purchase      Rapid            2,800,000.00   00/00/0000         0       0
 6793376796   3/1/2006     540,000.00     537,153.86   Purchase      SISA               693,000.00   00/00/0000         0       0
 6795076089   2/1/2006     960,000.00     955,057.99   Purchase      SISA             1,200,000.00   00/00/0000         0       0
 6795235263   2/1/2006     634,000.00     630,658.43   C/O Refi      Rapid              795,000.00   00/00/0000         0       0
 6795402731   2/1/2006     450,500.00     448,288.23   Purchase      Rapid              640,000.00   00/00/0000         0       0
 6808155755   2/1/2006     550,000.00     547,575.36   Purchase      Standard           783,000.00   00/00/0000         0       0
 6808733775   2/1/2006     540,000.00     537,220.11   Purchase      Standard           675,000.00   00/00/0000         0       0
 6811440822   2/1/2006     640,500.00     636,533.61   C/O Refi      Reduced            915,000.00   00/00/0000         0       0
 6815641565   2/1/2006     525,000.00     521,748.82   R/T Refi      Rapid              690,000.00   00/00/0000         0       0
 6819916971   2/1/2006     465,000.00     463,221.30   C/O Refi      Rapid            1,065,000.00   00/00/0000         0       0
 6820030093   2/1/2006     948,000.00     943,239.69   Purchase      Rapid            1,200,000.00   00/00/0000         0       0
 6820465547   2/1/2006     539,200.00     536,358.09   Purchase      Standard           674,000.00   00/00/0000         0       0
 6821266019   2/1/2006     425,000.00     423,212.28   C/O Refi      Standard           580,000.00   00/00/0000         0       0
 6824298266   2/1/2006     505,250.00     502,064.04   R/T Refi      Rapid              750,000.00   00/00/0000         0       0
 6826454248   2/1/2006     881,250.00     874,716.10   Purchase      Rapid            1,175,000.00   00/00/0000         0       0
 6833503243   3/1/2006     496,000.00     493,488.69   R/T Refi      Standard           650,000.00   00/00/0000         0       0
 6833646992   2/1/2006     564,000.00     560,884.92   Purchase      Standard           720,000.00   00/00/0000         0       0
 6841503151   2/1/2006     615,000.00     611,174.76   Purchase      Rapid            1,000,000.00   00/00/0000         0       0
 6844812187   3/1/2006     452,000.00     450,143.04   R/T Refi      SISA               565,000.00   00/00/0000         0       0
 6845937058   3/1/2006     639,200.00     635,751.08   Purchase      Standard           810,000.00   00/00/0000         0       0
 6853898333   2/1/2006     647,000.00     643,589.92   C/O Refi      Rapid            1,250,000.00   00/00/0000         0       0
 6855380439   2/1/2006     669,260.00     665,016.96   Purchase      Standard           950,000.00   00/00/0000         0       0
 6859879576   2/1/2006     681,600.00     326,264.37   Purchase      Rapid              852,000.00   00/00/0000         0       0
 6871984586   3/1/2006   1,000,000.00     994,729.42   Purchase      Rapid            1,570,000.00   00/00/0000         0       0
 6872077612   2/1/2006     578,036.00     575,661.26   R/T Refi      Rapid              880,000.00   00/00/0000         0       0
 6874960914   2/1/2006     539,000.00     536,225.27   Purchase      Reduced            750,000.00   00/00/0000         0       0
 6875435528   3/1/2006     525,000.00     521,784.45   Purchase      Rapid              700,000.00   00/00/0000         0       0
 6875801570   2/1/2006     551,200.00     548,935.53   Purchase      Reduced            690,000.00   00/00/0000         0       0
 6878891164   2/1/2006     432,000.00     429,723.09   Purchase      Rapid              545,000.00   00/00/0000         0       0
 6883231638   2/1/2006     435,188.00     432,677.95   C/O Refi      All Ready Home     660,000.00   00/00/0000         0       0
 6890299362   3/1/2006     520,000.00     511,713.58   C/O Refi      Reduced          1,450,000.00   00/00/0000         0       0
 6891063114   2/1/2006     620,000.00     616,706.31   Purchase      Standard           790,000.00   00/00/0000         0       0
 6892542959   2/1/2006     449,988.00     448,182.64   C/O Refi      Standard           605,000.00   00/00/0000         0       0
 6894734570   2/1/2006     440,000.00     437,680.89   Purchase      Standard           550,000.00   00/00/0000         0       0
 6895253679   2/1/2006     450,000.00     447,790.69   C/O Refi      Rapid              775,000.00   00/00/0000         0       0
 6902826749   3/1/2006     575,000.00     572,039.92   Purchase      Standard           875,000.00   00/00/0000         0       0
 6903519236   2/1/2006     549,500.00     547,398.08   C/O Refi      Rapid            1,050,000.00   00/00/0000         0       0
 6908858605   2/1/2006     480,000.00     477,360.50   R/T Refi      Reduced            625,000.00   00/00/0000         0       0
 6912633929   2/1/2006     444,000.00     441,604.29   Purchase      Rapid              555,000.00   00/00/0000         0       0
 6913467806   3/1/2006     428,741.00     425,051.77   C/O Refi      Rapid              835,000.00   00/00/0000         0       0
 6916562298   3/1/2006     980,000.00     974,955.03   C/O Refi      Rapid            1,530,000.00   00/00/0000         0       0
 6917883099   2/1/2006     591,777.00     588,871.64   C/O Refi      All Ready Home   1,500,000.00   00/00/0000         0       0
 6917911338   2/1/2006     672,000.00     668,458.18   Purchase      Standard           850,000.00   00/00/0000         0       0
 6919151925   2/1/2006     536,000.00     533,107.91   Purchase      Standard           670,000.00   00/00/0000         0       0
 6919299393   2/1/2006     475,100.00     472,711.39   C/O Refi      Rapid              700,000.00   00/00/0000         0       0
 6920267355   2/1/2006     450,000.00     446,911.18   C/O Refi      Rapid              822,000.00   00/00/0000         0       0
 6920344030   2/1/2006     526,549.00     523,511.99   Purchase      Rapid              610,000.00   00/00/0000         0       0
 6926444206   2/1/2006     780,000.00     776,260.76   R/T Refi      Rapid            1,200,000.00   00/00/0000         0       0
 6929808514   2/1/2006     468,644.00     466,343.13   R/T Refi      All Ready Home     945,000.00   00/00/0000         0       0
 6930048068   2/1/2006     427,000.00     424,749.45   Purchase      Rapid              907,000.00   00/00/0000         0       0
 6934389500   2/1/2006     450,000.00     447,683.34   C/O Refi      Standard           750,000.00   00/00/0000         0       0
 6937564133   2/1/2006     650,000.00     647,265.83   C/O Refi      Standard         1,000,000.00   00/00/0000         0       0
 6940122929   2/1/2006     800,000.00     796,164.89   C/O Refi      Standard         1,500,000.00   00/00/0000         0       0
 6944296596   2/1/2006   1,000,000.00     994,972.42   R/T Refi      Rapid            3,975,000.00   00/00/0000         0       0
 6948150849   2/1/2006     520,000.00     517,385.64   Purchase      Standard           675,000.00   00/00/0000         0       0
 6954118847   2/1/2006     999,999.00     990,459.24   R/T Refi      Standard         2,700,000.00   00/00/0000         0       0
 6968975323   3/1/2006     691,500.00     687,855.38   R/T Refi      SISA             1,075,000.00   00/00/0000         0       0
 6969472122   2/1/2006   1,000,000.00     994,852.10   Purchase      Rapid            1,255,000.00   00/00/0000         0       0
 6974304773   2/1/2006     499,900.00     497,894.38   Purchase      SISA               650,000.00   00/00/0000         0       0
 6982693423   2/1/2006     672,000.00     669,429.52   Purchase      SISA               846,000.00   00/00/0000         0       0
 6984247608   2/1/2006     546,000.00     543,254.94   R/T Refi      Rapid            1,000,000.00   00/00/0000         0       0
 6984438744   2/1/2006     464,000.00     462,093.76   Purchase      Standard           580,000.00   00/00/0000         0       0
 6987676506   2/1/2006     496,000.00     493,385.76   R/T Refi      SISA               620,000.00   00/00/0000         0       0
 6987767768   2/1/2006     459,838.00     457,580.37   R/T Refi      All Ready Home   1,266,000.00   00/00/0000         0       0
 6989079881   3/1/2006   1,000,000.00     995,793.64   Purchase      Rapid            1,350,000.00   00/00/0000         0       0
 6990506476   2/1/2006     559,900.00     556,350.25   Purchase      Rapid              850,000.00   00/00/0000         0       0
 6993514808   2/1/2006     550,000.00     546,594.04   C/O Refi      Rapid              800,000.00   00/00/0000         0       0
 6995177778   3/1/2006     612,000.00     608,849.45   Purchase      SISA               765,000.00   00/00/0000         0       0
 6999579375   2/1/2006     900,000.00     895,475.18   Purchase      Rapid            1,950,000.00   00/00/0000         0       0

 LOANID       CAPINT    MARGIN    INDEX    ODATE      ORIGINATOR        SERVICER         LPMI SVCFEE

 3302110170        0         0    FIX      6/8/2005   Bank of America   Bank of America     0   0.25
 3302285246        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 3302376995        0         0    FIX     7/11/2005   Bank of America   Bank of America     0   0.25
 3302540939        0         0    FIX      7/6/2005   Bank of America   Bank of America     0   0.25
 3302551332        0         0    FIX     7/13/2005   Bank of America   Bank of America     0   0.25
 6010880901        0         0    FIX     6/24/2005   Bank of America   Bank of America     0   0.25
 6021740599        0         0    FIX     5/24/2005   Bank of America   Bank of America     0   0.25
 6035468914        0         0    FIX     6/23/2005   Bank of America   Bank of America     0   0.25
 6036966031        0         0    FIX     7/20/2005   Bank of America   Bank of America     0   0.25
 6046928971        0         0    FIX     6/30/2005   Bank of America   Bank of America     0   0.25
 6049014241        0         0    FIX      6/9/2005   Bank of America   Bank of America     0   0.25
 6054929978        0         0    FIX     7/12/2005   Bank of America   Bank of America     0   0.25
 6066765527        0         0    FIX     6/24/2005   Bank of America   Bank of America     0   0.25
 6067448610        0         0    FIX     6/30/2005   Bank of America   Bank of America     0   0.25
 6070162141        0         0    FIX     7/19/2005   Bank of America   Bank of America     0   0.25
 6074216091        0         0    FIX      6/9/2005   Bank of America   Bank of America     0   0.25
 6090550101        0         0    FIX     6/21/2005   Bank of America   Bank of America     0   0.25
 6093361225        0         0    FIX     6/28/2005   Bank of America   Bank of America     0   0.25
 6097982026        0         0    FIX     6/25/2005   Bank of America   Bank of America     0   0.25
 6110994883        0         0    FIX      7/8/2005   Bank of America   Bank of America     0   0.25
 6123082403        0         0    FIX     6/23/2005   Bank of America   Bank of America     0   0.25
 6124705861        0         0    FIX     6/21/2005   Bank of America   Bank of America     0   0.25
 6134505988        0         0    FIX    10/28/2004   Bank of America   Bank of America     0   0.25
 6146890451        0         0    FIX     6/28/2005   Bank of America   Bank of America     0   0.25
 6147050162        0         0    FIX     6/15/2005   Bank of America   Bank of America     0   0.25
 6158172509        0         0    FIX     6/30/2005   Bank of America   Bank of America     0   0.25
 6185273197        0         0    FIX     6/16/2005   Bank of America   Bank of America     0   0.25
 6217098919        0         0    FIX      7/1/2005   Bank of America   Bank of America     0   0.25
 6217331898        0         0    FIX     7/14/2005   Bank of America   Bank of America     0   0.25
 6261395807        0         0    FIX     6/23/2005   Bank of America   Bank of America     0   0.25
 6262815134        0         0    FIX     6/16/2005   Bank of America   Bank of America     0   0.25
 6272389351        0         0    FIX      7/6/2005   Bank of America   Bank of America     0   0.25
 6272430544        0         0    FIX     6/22/2005   Bank of America   Bank of America     0   0.25
 6272956746        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6278436032        0         0    FIX     6/28/2005   Bank of America   Bank of America     0   0.25
 6293283807        0         0    FIX      7/6/2005   Bank of America   Bank of America     0   0.25
 6295479320        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6307063336        0         0    FIX      7/6/2005   Bank of America   Bank of America     0   0.25
 6322045573        0         0    FIX     7/18/2005   Bank of America   Bank of America     0   0.25
 6332424248        0         0    FIX      7/5/2005   Bank of America   Bank of America     0   0.25
 6343702947        0         0    FIX      7/7/2005   Bank of America   Bank of America     0   0.25
 6357301859        0         0    FIX     7/13/2005   Bank of America   Bank of America     0   0.25
 6363068393        0         0    FIX     6/21/2005   Bank of America   Bank of America     0   0.25
 6364222163        0         0    FIX      7/1/2005   Bank of America   Bank of America     0   0.25
 6369935967        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6371088888        0         0    FIX     7/11/2005   Bank of America   Bank of America     0   0.25
 6373529459        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6379705319        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6385512881        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6427579369        0         0    FIX     6/29/2005   Bank of America   Bank of America     0   0.25
 6433562326        0         0    FIX     6/24/2005   Bank of America   Bank of America     0   0.25
 6438874452        0         0    FIX      7/9/2005   Bank of America   Bank of America     0   0.25
 6448099348        0         0    FIX     6/24/2005   Bank of America   Bank of America     0   0.25
 6450185621        0         0    FIX     6/21/2005   Bank of America   Bank of America     0   0.25
 6461380450        0         0    FIX     6/24/2005   Bank of America   Bank of America     0   0.25
 6461502103        0         0    FIX     7/11/2005   Bank of America   Bank of America     0   0.25
 6474942023        0         0    FIX     6/22/2005   Bank of America   Bank of America     0   0.25
 6494312918        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6496921302        0         0    FIX     6/14/2005   Bank of America   Bank of America     0   0.25
 6504280642        0         0    FIX     7/14/2005   Bank of America   Bank of America     0   0.25
 6504641462        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6530470654        0         0    FIX     6/28/2005   Bank of America   Bank of America     0   0.25
 6533217680        0         0    FIX     6/29/2005   Bank of America   Bank of America     0   0.25
 6538463545        0         0    FIX      7/1/2005   Bank of America   Bank of America     0   0.25
 6538722692        0         0    FIX     7/14/2005   Bank of America   Bank of America     0   0.25
 6541726300        0         0    FIX      5/4/2004   Bank of America   Bank of America     0   0.25
 6546836872        0         0    FIX     7/13/2005   Bank of America   Bank of America     0   0.25
 6569891077        0         0    FIX     6/13/2005   Bank of America   Bank of America     0   0.25
 6570905668        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6595970309        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6603370401        0         0    FIX     6/23/2005   Bank of America   Bank of America     0   0.25
 6611352292        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6632032675        0         0    FIX     6/30/2005   Bank of America   Bank of America     0   0.25
 6647869814        0         0    FIX     8/25/2004   Bank of America   Bank of America     0   0.25
 6655233473        0         0    FIX     6/25/2005   Bank of America   Bank of America     0   0.25
 6665846108        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6679626322        0         0    FIX     6/30/2005   Bank of America   Bank of America     0   0.25
 6693365725        0         0    FIX      7/8/2005   Bank of America   Bank of America     0   0.25
 6694059301        0         0    FIX     6/15/2005   Bank of America   Bank of America     0   0.25
 6696940458        0         0    FIX     6/29/2005   Bank of America   Bank of America     0   0.25
 6706373963        0         0    FIX      7/7/2005   Bank of America   Bank of America     0   0.25
 6733376427        0         0    FIX     6/15/2005   Bank of America   Bank of America     0   0.25
 6735454545        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6748261713        0         0    FIX     6/20/2005   Bank of America   Bank of America     0   0.25
 6761871364        0         0    FIX     7/12/2005   Bank of America   Bank of America     0   0.25
 6772532229        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6776848399        0         0    FIX     7/13/2005   Bank of America   Bank of America     0   0.25
 6782784943        0         0    FIX      7/8/2005   Bank of America   Bank of America     0   0.25
 6790162520        0         0    FIX      7/1/2005   Bank of America   Bank of America     0   0.25
 6808384231        0         0    FIX      6/3/2005   Bank of America   Bank of America     0   0.25
 6820669916        0         0    FIX     6/20/2005   Bank of America   Bank of America     0   0.25
 6823667834        0         0    FIX     5/23/2005   Bank of America   Bank of America     0   0.25
 6824242983        0         0    FIX     5/27/2005   Bank of America   Bank of America     0   0.25
 6825317545        0         0    FIX     6/16/2005   Bank of America   Bank of America     0   0.25
 6826452051        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6832537986        0         0    FIX     6/28/2005   Bank of America   Bank of America     0   0.25
 6832992702        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6833773630        0         0    FIX     6/15/2005   Bank of America   Bank of America     0   0.25
 6834274059        0         0    FIX     7/12/2005   Bank of America   Bank of America     0   0.25
 6837244083        0         0    FIX     7/14/2005   Bank of America   Bank of America     0   0.25
 6842936137        0         0    FIX      6/8/2005   Bank of America   Bank of America     0   0.25
 6846438965        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6869210440        0         0    FIX     7/14/2005   Bank of America   Bank of America     0   0.25
 6872458176        0         0    FIX     6/29/2005   Bank of America   Bank of America     0   0.25
 6885482395        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6895928882        0         0    FIX     7/11/2005   Bank of America   Bank of America     0   0.25
 6914090656        0         0    FIX     6/13/2005   Bank of America   Bank of America     0   0.25
 6920381636        0         0    FIX     6/24/2005   Bank of America   Bank of America     0   0.25
 6925802925        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6934786358        0         0    FIX      6/7/2005   Bank of America   Bank of America     0   0.25
 6935369873        0         0    FIX     7/11/2005   Bank of America   Bank of America     0   0.25
 6935515871        0         0    FIX     6/21/2005   Bank of America   Bank of America     0   0.25
 6945031075        0         0    FIX     6/30/2005   Bank of America   Bank of America     0   0.25
 6959965275        0         0    FIX     6/29/2005   Bank of America   Bank of America     0   0.25
 6960059100        0         0    FIX      7/6/2005   Bank of America   Bank of America     0   0.25
 6969905956        0         0    FIX      6/8/2005   Bank of America   Bank of America     0   0.25
 6970578172        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6983475788        0         0    FIX     6/15/2005   Bank of America   Bank of America     0   0.25
 6983663896        0         0    FIX      7/1/2005   Bank of America   Bank of America     0   0.25
 6987242838        0         0    FIX     7/12/2005   Bank of America   Bank of America     0   0.25
 6987833883        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6989260598        0         0    FIX     7/11/2005   Bank of America   Bank of America     0   0.25
 6990185172        0         0    FIX     6/23/2005   Bank of America   Bank of America     0   0.25
 6992786795        0         0    FIX     6/30/2005   Bank of America   Bank of America     0   0.25
 6993239455        0         0    FIX     6/28/2005   Bank of America   Bank of America     0   0.25
 6998073495        0         0    FIX     7/18/2005   Bank of America   Bank of America     0   0.25
 3302139245        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 3302543826        0         0    FIX     7/28/2005   Bank of America   Bank of America     0   0.25
 3302609114        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 3302670322        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 3302745389        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 3302904648        0         0    FIX     8/17/2005   Bank of America   Bank of America     0   0.25
 6008151091        0         0    FIX     7/27/2005   Bank of America   Bank of America     0   0.25
 6018235132        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6020781180        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6033578755        0         0    FIX     8/22/2005   Bank of America   Bank of America     0   0.25
 6041880920        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6043308094        0         0    FIX     7/28/2005   Bank of America   Bank of America     0   0.25
 6046429632        0         0    FIX     7/18/2005   Bank of America   Bank of America     0   0.25
 6050080131        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6052153175        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6053231947        0         0    FIX     8/17/2005   Bank of America   Bank of America     0   0.25
 6056654046        0         0    FIX     7/20/2005   Bank of America   Bank of America     0   0.25
 6066048304        0         0    FIX     8/18/2005   Bank of America   Bank of America     0   0.25
 6071628173        0         0    FIX     8/17/2005   Bank of America   Bank of America     0   0.25
 6099481100        0         0    FIX     8/12/2005   Bank of America   Bank of America     0   0.25
 6112081598        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6120047359        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 6133724952        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6136953046        0         0    FIX     7/30/2005   Bank of America   Bank of America     0   0.25
 6144188437        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6159977062        0         0    FIX     7/27/2005   Bank of America   Bank of America     0   0.25
 6161043077        0         0    FIX     8/12/2005   Bank of America   Bank of America     0   0.25
 6164620004        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6178506629        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6187843336        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6191403358        0         0    FIX     8/12/2005   Bank of America   Bank of America     0   0.25
 6194774490        0         0    FIX     8/11/2005   Bank of America   Bank of America     0   0.25
 6200537733        0         0    FIX     7/28/2005   Bank of America   Bank of America     0   0.25
 6202660202        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6204611310        0         0    FIX     8/10/2005   Bank of America   Bank of America     0   0.25
 6204739418        0         0    FIX     7/30/2005   Bank of America   Bank of America     0   0.25
 6206007418        0         0    FIX     7/13/2005   Bank of America   Bank of America     0   0.25
 6209713855        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6215586956        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6216691433        0         0    FIX     8/13/2005   Bank of America   Bank of America     0   0.25
 6218486394        0         0    FIX      7/7/2005   Bank of America   Bank of America     0   0.25
 6231405587        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6232378940        0         0    FIX      8/5/2005   Bank of America   Bank of America     0   0.25
 6238244203        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6244016223        0         0    FIX     8/12/2005   Bank of America   Bank of America     0   0.25
 6256112704        0         0    FIX     7/30/2005   Bank of America   Bank of America     0   0.25
 6257601085        0         0    FIX     8/19/2004   Bank of America   Bank of America     0   0.25
 6263916584        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6265965308        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6272253417        0         0    FIX     8/18/2005   Bank of America   Bank of America     0   0.25
 6273144599        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6275507264        0         0    FIX     7/28/2005   Bank of America   Bank of America     0   0.25
 6276931190        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6282268587        0         0    FIX      8/9/2005   Bank of America   Bank of America     0   0.25
 6282458519        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6298626521        0         0    FIX     8/16/2005   Bank of America   Bank of America     0   0.25
 6303369802        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6308974804        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6317344585        0         0    FIX     7/28/2005   Bank of America   Bank of America     0   0.25
 6319939564        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6321703347        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6326465892        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6328778003        0         0    FIX     7/30/2005   Bank of America   Bank of America     0   0.25
 6330531333        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6333797923        0         0    FIX      8/9/2005   Bank of America   Bank of America     0   0.25
 6336391054        0         0    FIX     8/11/2005   Bank of America   Bank of America     0   0.25
 6338692988        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6342953830        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6348169910        0         0    FIX      7/2/2004   Bank of America   Bank of America     0   0.25
 6359958375        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6377686669        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6389950061        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6390856240        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 6405064574        0         0    FIX     7/20/2005   Bank of America   Bank of America     0   0.25
 6413544831        0         0    FIX      8/5/2005   Bank of America   Bank of America     0   0.25
 6438336270        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6451480575        0         0    FIX     8/15/2005   Bank of America   Bank of America     0   0.25
 6453931203        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6455537412        0         0    FIX     8/10/2005   Bank of America   Bank of America     0   0.25
 6461494004        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6463968344        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6464052148        0         0    FIX     7/18/2005   Bank of America   Bank of America     0   0.25
 6465093067        0         0    FIX     8/10/2005   Bank of America   Bank of America     0   0.25
 6468879207        0         0    FIX     7/26/2005   Bank of America   Bank of America     0   0.25
 6471658069        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6474802854        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6489197449        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6500082190        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6507824693        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6508060859        0         0    FIX      8/5/2005   Bank of America   Bank of America     0   0.25
 6516112593        0         0    FIX      8/9/2005   Bank of America   Bank of America     0   0.25
 6529184746        0         0    FIX      8/9/2005   Bank of America   Bank of America     0   0.25
 6529192343        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6544412916        0         0    FIX     8/25/2005   Bank of America   Bank of America     0   0.25
 6549922042        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6552845031        0         0    FIX     8/16/2005   Bank of America   Bank of America     0   0.25
 6554037272        0         0    FIX      7/7/2005   Bank of America   Bank of America     0   0.25
 6555848487        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6560698000        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6562526621        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6565310833        0         0    FIX     7/28/2005   Bank of America   Bank of America     0   0.25
 6569805465        0         0    FIX     8/19/2005   Bank of America   Bank of America     0   0.25
 6575952723        0         0    FIX     8/22/2005   Bank of America   Bank of America     0   0.25
 6576557729        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6578207497        0         0    FIX     7/27/2005   Bank of America   Bank of America     0   0.25
 6580992227        0         0    FIX     7/23/2005   Bank of America   Bank of America     0   0.25
 6586295716        0         0    FIX     7/12/2005   Bank of America   Bank of America     0   0.25
 6587897189        0         0    FIX      8/9/2005   Bank of America   Bank of America     0   0.25
 6589792065        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6593704619        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6601191783        0         0    FIX      7/5/2005   Bank of America   Bank of America     0   0.25
 6602441526        0         0    FIX     7/11/2005   Bank of America   Bank of America     0   0.25
 6604770682        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6609142291        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6619008722        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6626029216        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6636424068        0         0    FIX     7/14/2005   Bank of America   Bank of America     0   0.25
 6658366999        0         0    FIX     6/30/2005   Bank of America   Bank of America     0   0.25
 6661117728        0         0    FIX     7/27/2005   Bank of America   Bank of America     0   0.25
 6669511401        0         0    FIX      8/9/2005   Bank of America   Bank of America     0   0.25
 6678526978        0         0    FIX      8/8/2005   Bank of America   Bank of America     0   0.25
 6678891265        0         0    FIX      8/9/2005   Bank of America   Bank of America     0   0.25
 6684098749        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6689241146        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6691665043        0         0    FIX      8/7/2005   Bank of America   Bank of America     0   0.25
 6691773805        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 6703622321        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6707901200        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6717493834        0         0    FIX      8/8/2005   Bank of America   Bank of America     0   0.25
 6717735044        0         0    FIX     8/16/2005   Bank of America   Bank of America     0   0.25
 6725823683        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6738154605        0         0    FIX      8/5/2005   Bank of America   Bank of America     0   0.25
 6741348715        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6762995519        0         0    FIX     7/15/2005   Bank of America   Bank of America     0   0.25
 6763963060        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6766392945        0         0    FIX     6/27/2005   Bank of America   Bank of America     0   0.25
 6766678434        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6774159062        0         0    FIX     8/15/2005   Bank of America   Bank of America     0   0.25
 6782342775        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6789170310        0         0    FIX     7/27/2005   Bank of America   Bank of America     0   0.25
 6798386808        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 6800350552        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6805711436        0         0    FIX     4/23/2004   Bank of America   Bank of America     0   0.25
 6807929382        0         0    FIX     8/22/2005   Bank of America   Bank of America     0   0.25
 6811742201        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6824213000        0         0    FIX     8/10/2005   Bank of America   Bank of America     0   0.25
 6829487112        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6830750144        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6834356765        0         0    FIX      7/1/2005   Bank of America   Bank of America     0   0.25
 6836074754        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 6843124790        0         0    FIX     8/12/2005   Bank of America   Bank of America     0   0.25
 6849577165        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6849780413        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 6852905279        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6854074108        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6866694661        0         0    FIX     8/16/2005   Bank of America   Bank of America     0   0.25
 6868545572        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6869103694        0         0    FIX     2/26/2004   Bank of America   Bank of America     0   0.25
 6873712332        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6875981711        0         0    FIX     7/26/2005   Bank of America   Bank of America     0   0.25
 6877641529        0         0    FIX     8/10/2005   Bank of America   Bank of America     0   0.25
 6880245003        0         0    FIX     7/23/2005   Bank of America   Bank of America     0   0.25
 6883396027        0         0    FIX     7/19/2005   Bank of America   Bank of America     0   0.25
 6891193648        0         0    FIX     7/25/2005   Bank of America   Bank of America     0   0.25
 6894072013        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 6903114145        0         0    FIX     7/27/2005   Bank of America   Bank of America     0   0.25
 6903679246        0         0    FIX     7/20/2005   Bank of America   Bank of America     0   0.25
 6904250500        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6904677421        0         0    FIX     7/19/2005   Bank of America   Bank of America     0   0.25
 6906254955        0         0    FIX     8/15/2005   Bank of America   Bank of America     0   0.25
 6908353888        0         0    FIX     7/27/2005   Bank of America   Bank of America     0   0.25
 6913376213        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6913414642        0         0    FIX     7/21/2005   Bank of America   Bank of America     0   0.25
 6914149585        0         0    FIX      8/6/2005   Bank of America   Bank of America     0   0.25
 6915589144        0         0    FIX      8/4/2005   Bank of America   Bank of America     0   0.25
 6918066843        0         0    FIX      8/5/2005   Bank of America   Bank of America     0   0.25
 6922147274        0         0    FIX     7/22/2005   Bank of America   Bank of America     0   0.25
 6922682320        0         0    FIX     8/17/2005   Bank of America   Bank of America     0   0.25
 6925001247        0         0    FIX      8/4/2005   Bank of America   Bank of America     0   0.25
 6930058976        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6938300552        0         0    FIX      8/8/2005   Bank of America   Bank of America     0   0.25
 6946890578        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6961810543        0         0    FIX     8/15/2005   Bank of America   Bank of America     0   0.25
 6964706623        0         0    FIX     8/16/2005   Bank of America   Bank of America     0   0.25
 6967269728        0         0    FIX      8/1/2005   Bank of America   Bank of America     0   0.25
 6968519048        0         0    FIX      7/8/2005   Bank of America   Bank of America     0   0.25
 6973746305        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 6978329735        0         0    FIX     7/18/2005   Bank of America   Bank of America     0   0.25
 3301183756        0         0    FIX     1/11/2005   Bank of America   Bank of America     0   0.25
 3302293380        0         0    FIX     8/19/2005   Bank of America   Bank of America     0   0.25
 3302412444        0         0    FIX     6/14/2005   Bank of America   Bank of America     0   0.25
 3302604974        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 3302691302        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 3302699818        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 3302720846        0         0    FIX     9/27/2005   Bank of America   Bank of America     0   0.25
 3302760917        0         0    FIX      9/2/2005   Bank of America   Bank of America     0   0.25
 3302775311        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 3302781202        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 3302804624        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 3302930544        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 3302995612        0         0    FIX     8/19/2005   Bank of America   Bank of America     0   0.25
 3302995737        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 3303029106        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 3303038594        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 3303050128        0         0    FIX     10/3/2005   Bank of America   Bank of America     0   0.25
 3303066256        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 3303083673        0         0    FIX     10/4/2005   Bank of America   Bank of America     0   0.25
 3303097798        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 3303112084        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 3303117463        0         0    FIX     10/5/2005   Bank of America   Bank of America     0   0.25
 3303121408        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 3303153666        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 3303158061        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 3303170124        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 3303173169        0         0    FIX     9/28/2005   Bank of America   Bank of America     0   0.25
 3303199438        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 3303299592        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6000478435        0         0    FIX      9/8/2005   Bank of America   Bank of America     0   0.25
 6000574290        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6004882616        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 6007872523        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6008531920        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 6008829886        0         0    FIX     10/5/2005   Bank of America   Bank of America     0   0.25
 6009357887        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6011909170        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6015245423        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6016166248        0         0    FIX    10/11/2005   Bank of America   Bank of America     0   0.25
 6021327504        0         0    FIX    10/13/2005   Bank of America   Bank of America     0   0.25
 6024583921        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6026465903        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 6028069810        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6028117783        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6032979244        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6033361830        0         0    FIX      8/3/2004   Bank of America   Bank of America     0   0.25
 6034407210        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6035687935        0         0    FIX     9/27/2005   Bank of America   Bank of America     0   0.25
 6037607840        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6041662500        0         0    FIX     8/18/2005   Bank of America   Bank of America     0   0.25
 6042995867        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6043471801        0         0    FIX     10/3/2005   Bank of America   Bank of America     0   0.25
 6046700545        0         0    FIX      8/9/2005   Bank of America   Bank of America     0   0.25
 6050504783        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6053050255        0         0    FIX    10/14/2005   Bank of America   Bank of America     0   0.25
 6055634593        0         0    FIX      9/1/2005   Bank of America   Bank of America     0   0.25
 6059023330        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6060034565        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6060806830        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6061053473        0         0    FIX     10/4/2005   Bank of America   Bank of America     0   0.25
 6064829689        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6066867208        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 6077177183        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6080387159        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6080470609        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6081874536        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 6092728457        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6099321389        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6099451202        0         0    FIX     7/28/2005   Bank of America   Bank of America     0   0.25
 6100493789        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6103061666        0         0    FIX      9/8/2005   Bank of America   Bank of America     0   0.25
 6103910599        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6105537929        0         0    FIX    10/14/2005   Bank of America   Bank of America     0   0.25
 6107061308        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6110575534        0         0    FIX    10/10/2005   Bank of America   Bank of America     0   0.25
 6117057825        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6124340818        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6125576139        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6129995350        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6131314830        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6133554169        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 6137178783        0         0    FIX     8/29/2005   Bank of America   Bank of America     0   0.25
 6146808982        0         0    FIX     8/24/2005   Bank of America   Bank of America     0   0.25
 6157437929        0         0    FIX      9/7/2005   Bank of America   Bank of America     0   0.25
 6163416511        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6169583785        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 6171414490        0         0    FIX      9/2/2005   Bank of America   Bank of America     0   0.25
 6171556597        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 6175198388        0         0    FIX      9/2/2005   Bank of America   Bank of America     0   0.25
 6176081112        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6177149926        0         0    FIX    11/12/2004   Bank of America   Bank of America     0   0.25
 6177547764        0         0    FIX      8/2/2005   Bank of America   Bank of America     0   0.25
 6183785762        0         0    FIX     9/27/2005   Bank of America   Bank of America     0   0.25
 6184513874        0         0    FIX      9/6/2005   Bank of America   Bank of America     0   0.25
 6186133002        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6192180526        0         0    FIX      9/7/2005   Bank of America   Bank of America     0   0.25
 6192858246        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6193362370        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6194748189        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6196061656        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6197138198        0         0    FIX      8/3/2005   Bank of America   Bank of America     0   0.25
 6200806963        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6203061756        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6209761326        0         0    FIX    10/14/2005   Bank of America   Bank of America     0   0.25
 6210068554        0         0    FIX     10/3/2005   Bank of America   Bank of America     0   0.25
 6211499576        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6215628642        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6217684932        0         0    FIX    10/11/2005   Bank of America   Bank of America     0   0.25
 6218013628        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6220594078        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6225237525        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6226049226        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 6226352455        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6232204476        0         0    FIX      9/2/2005   Bank of America   Bank of America     0   0.25
 6236079668        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6237644767        0         0    FIX    10/14/2005   Bank of America   Bank of America     0   0.25
 6239249854        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6240827797        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6242481411        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6247896514        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6249568160        0         0    FIX     10/4/2005   Bank of America   Bank of America     0   0.25
 6252432635        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6256354793        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6261111949        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6264126027        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 6265250081        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6271488139        0         0    FIX     8/30/2005   Bank of America   Bank of America     0   0.25
 6276161483        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6276881221        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6278683302        0         0    FIX      9/8/2005   Bank of America   Bank of America     0   0.25
 6282532057        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6285080021        0         0    FIX     8/24/2005   Bank of America   Bank of America     0   0.25
 6285080146        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6300805329        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6301310535        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6301609662        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6303773359        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6305261197        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6306654671        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6307314556        0         0    FIX     10/5/2005   Bank of America   Bank of America     0   0.25
 6310256125        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6311776139        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 6313702091        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6314220747        0         0    FIX     8/30/2005   Bank of America   Bank of America     0   0.25
 6317556543        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6318518617        0         0    FIX     10/3/2005   Bank of America   Bank of America     0   0.25
 6320307553        0         0    FIX      9/6/2005   Bank of America   Bank of America     0   0.25
 6322038347        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6323840626        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6325812243        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6326693873        0         0    FIX      9/6/2005   Bank of America   Bank of America     0   0.25
 6329837279        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 6330625275        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6333021423        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6333941422        0         0    FIX     10/3/2005   Bank of America   Bank of America     0   0.25
 6336842015        0         0    FIX     8/30/2005   Bank of America   Bank of America     0   0.25
 6347189059        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6348717189        0         0    FIX    10/14/2005   Bank of America   Bank of America     0   0.25
 6354169770        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6357747879        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6363676328        0         0    FIX     10/3/2005   Bank of America   Bank of America     0   0.25
 6366988472        0         0    FIX     10/6/2005   Bank of America   Bank of America     0   0.25
 6367121909        0         0    FIX     9/28/2005   Bank of America   Bank of America     0   0.25
 6367449185        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 6371908556        0         0    FIX     9/24/2005   Bank of America   Bank of America     0   0.25
 6374509237        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6378709445        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6381075842        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6384683568        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6385277659        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6395588608        0         0    FIX      9/7/2005   Bank of America   Bank of America     0   0.25
 6398675212        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6401796484        0         0    FIX     10/4/2005   Bank of America   Bank of America     0   0.25
 6405173458        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6412814706        0         0    FIX     8/30/2005   Bank of America   Bank of America     0   0.25
 6418931132        0         0    FIX    10/14/2005   Bank of America   Bank of America     0   0.25
 6419463887        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6421540292        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6422605151        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6425207542        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6428057423        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6430615853        0         0    FIX     10/6/2005   Bank of America   Bank of America     0   0.25
 6430744414        0         0    FIX     8/23/2005   Bank of America   Bank of America     0   0.25
 6434722176        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6437587808        0         0    FIX     8/24/2005   Bank of America   Bank of America     0   0.25
 6442557572        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6448547544        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6449652301        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6451675505        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6455142551        0         0    FIX     8/29/2005   Bank of America   Bank of America     0   0.25
 6465151196        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6468664781        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6481779178        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6482844922        0         0    FIX     9/28/2005   Bank of America   Bank of America     0   0.25
 6483032535        0         0    FIX     10/4/2005   Bank of America   Bank of America     0   0.25
 6485428582        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6485489873        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6486096750        0         0    FIX     7/29/2005   Bank of America   Bank of America     0   0.25
 6489498375        0         0    FIX      9/2/2005   Bank of America   Bank of America     0   0.25
 6492436727        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6494827535        0         0    FIX    10/14/2005   Bank of America   Bank of America     0   0.25
 6496332534        0         0    FIX     8/12/2005   Bank of America   Bank of America     0   0.25
 6498013801        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6502948406        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6503078351        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6503289586        0         0    FIX     10/3/2005   Bank of America   Bank of America     0   0.25
 6506212510        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6511184761        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6514185088        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6514516118        0         0    FIX     7/20/2004   Bank of America   Bank of America     0   0.25
 6520639490        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6524465637        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6528462283        0         0    FIX      9/6/2005   Bank of America   Bank of America     0   0.25
 6529668755        0         0    FIX     8/12/2005   Bank of America   Bank of America     0   0.25
 6531679972        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6533137680        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6535573155        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 6536147561        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6536687509        0         0    FIX     10/6/2005   Bank of America   Bank of America     0   0.25
 6539540721        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6541158371        0         0    FIX     8/12/2005   Bank of America   Bank of America     0   0.25
 6546280618        0         0    FIX     10/4/2005   Bank of America   Bank of America     0   0.25
 6547454089        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6548300067        0         0    FIX     9/27/2005   Bank of America   Bank of America     0   0.25
 6552201003        0         0    FIX     9/27/2005   Bank of America   Bank of America     0   0.25
 6559377954        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6559580748        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6560290410        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6560689181        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6561552438        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6562024965        0         0    FIX      8/9/2005   Bank of America   Bank of America     0   0.25
 6562769189        0         0    FIX     9/27/2005   Bank of America   Bank of America     0   0.25
 6563724811        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6569401984        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6573228035        0         0    FIX     8/30/2005   Bank of America   Bank of America     0   0.25
 6573270268        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6573903603        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6586317320        0         0    FIX      9/7/2005   Bank of America   Bank of America     0   0.25
 6590480320        0         0    FIX     10/5/2005   Bank of America   Bank of America     0   0.25
 6593641597        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6601157891        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6606680228        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6608199623        0         0    FIX     10/4/2005   Bank of America   Bank of America     0   0.25
 6608668346        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6611654754        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6613441036        0         0    FIX    10/14/2005   Bank of America   Bank of America     0   0.25
 6615968424        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6617501744        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6621120135        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6622603576        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6623243471        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6623644918        0         0    FIX     9/27/2005   Bank of America   Bank of America     0   0.25
 6627216317        0         0    FIX     9/28/2005   Bank of America   Bank of America     0   0.25
 6627909077        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6627966820        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6629612992        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6630399076        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6630417902        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6633252934        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6634027582        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6635155267        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6636325554        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6645009462        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6646942240        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6659783291        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6663840863        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6664081988        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6665461585        0         0    FIX     10/1/2005   Bank of America   Bank of America     0   0.25
 6666141863        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6667313156        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6669450097        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6672682934        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6674200883        0         0    FIX      9/6/2005   Bank of America   Bank of America     0   0.25
 6676689943        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6680919856        0         0    FIX     10/1/2005   Bank of America   Bank of America     0   0.25
 6681790454        0         0    FIX     9/27/2005   Bank of America   Bank of America     0   0.25
 6682488959        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6683156837        0         0    FIX     10/6/2005   Bank of America   Bank of America     0   0.25
 6685219344        0         0    FIX     8/24/2005   Bank of America   Bank of America     0   0.25
 6687327384        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6690069452        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6702549020        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6716175119        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6722245153        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6722917710        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6725106691        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6729610722        0         0    FIX    10/12/2005   Bank of America   Bank of America     0   0.25
 6730577837        0         0    FIX    10/13/2005   Bank of America   Bank of America     0   0.25
 6732574824        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6740493835        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6746118113        0         0    FIX    10/12/2005   Bank of America   Bank of America     0   0.25
 6748881536        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6751891257        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6755831184        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6756528250        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6762105697        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 6773018053        0         0    FIX     9/27/2005   Bank of America   Bank of America     0   0.25
 6776688191        0         0    FIX    10/12/2005   Bank of America   Bank of America     0   0.25
 6779942652        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6783869479        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6788660741        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6789719397        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6791927103        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6792596048        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6793376796        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6795076089        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6795235263        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6795402731        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6808155755        0         0    FIX     10/4/2005   Bank of America   Bank of America     0   0.25
 6808733775        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6811440822        0         0    FIX     8/26/2005   Bank of America   Bank of America     0   0.25
 6815641565        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6819916971        0         0    FIX     10/6/2005   Bank of America   Bank of America     0   0.25
 6820030093        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6820465547        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6821266019        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6824298266        0         0    FIX     8/26/2005   Bank of America   Bank of America     0   0.25
 6826454248        0         0    FIX     7/26/2005   Bank of America   Bank of America     0   0.25
 6833503243        0         0    FIX     10/1/2005   Bank of America   Bank of America     0   0.25
 6833646992        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6841503151        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6844812187        0         0    FIX     10/6/2005   Bank of America   Bank of America     0   0.25
 6845937058        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6853898333        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6855380439        0         0    FIX      2/3/2005   Bank of America   Bank of America     0   0.25
 6859879576        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6871984586        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6872077612        0         0    FIX    10/11/2005   Bank of America   Bank of America     0   0.25
 6874960914        0         0    FIX     9/20/2005   Bank of America   Bank of America     0   0.25
 6875435528        0         0    FIX     9/29/2005   Bank of America   Bank of America     0   0.25
 6875801570        0         0    FIX     10/7/2005   Bank of America   Bank of America     0   0.25
 6878891164        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6883231638        0         0    FIX     8/12/2005   Bank of America   Bank of America     0   0.25
 6890299362        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6891063114        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6892542959        0         0    FIX    10/12/2005   Bank of America   Bank of America     0   0.25
 6894734570        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6895253679        0         0    FIX     9/21/2005   Bank of America   Bank of America     0   0.25
 6902826749        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6903519236        0         0    FIX     10/6/2005   Bank of America   Bank of America     0   0.25
 6908858605        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6912633929        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6913467806        0         0    FIX     8/26/2005   Bank of America   Bank of America     0   0.25
 6916562298        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6917883099        0         0    FIX      9/9/2005   Bank of America   Bank of America     0   0.25
 6917911338        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6919151925        0         0    FIX     9/19/2005   Bank of America   Bank of America     0   0.25
 6919299393        0         0    FIX     9/15/2005   Bank of America   Bank of America     0   0.25
 6920267355        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6920344030        0         0    FIX     9/13/2004   Bank of America   Bank of America     0   0.25
 6926444206        0         0    FIX     9/14/2005   Bank of America   Bank of America     0   0.25
 6929808514        0         0    FIX     9/22/2005   Bank of America   Bank of America     0   0.25
 6930048068        0         0    FIX      9/6/2005   Bank of America   Bank of America     0   0.25
 6934389500        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6937564133        0         0    FIX     10/3/2005   Bank of America   Bank of America     0   0.25
 6940122929        0         0    FIX     8/31/2005   Bank of America   Bank of America     0   0.25
 6944296596        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6948150849        0         0    FIX     9/21/2004   Bank of America   Bank of America     0   0.25
 6954118847        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6968975323        0         0    FIX      9/8/2005   Bank of America   Bank of America     0   0.25
 6969472122        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25
 6974304773        0         0    FIX     9/26/2005   Bank of America   Bank of America     0   0.25
 6982693423        0         0    FIX    10/14/2005   Bank of America   Bank of America     0   0.25
 6984247608        0         0    FIX     9/13/2005   Bank of America   Bank of America     0   0.25
 6984438744        0         0    FIX    10/11/2005   Bank of America   Bank of America     0   0.25
 6987676506        0         0    FIX     9/23/2005   Bank of America   Bank of America     0   0.25
 6987767768        0         0    FIX     9/16/2005   Bank of America   Bank of America     0   0.25
 6989079881        0         0    FIX     10/5/2005   Bank of America   Bank of America     0   0.25
 6990506476        0         0    FIX     8/24/2005   Bank of America   Bank of America     0   0.25
 6993514808        0         0    FIX     8/17/2005   Bank of America   Bank of America     0   0.25
 6995177778        0         0    FIX     9/30/2005   Bank of America   Bank of America     0   0.25
 6999579375        0         0    FIX     9/12/2005   Bank of America   Bank of America     0   0.25

                                     D-5A-1

                                  EXHIBIT D-5B

                      LOAN GROUP 5B MORTGAGE LOAN SCHEDULE

  LOANID      GROUP   OCC          PROPTYPE      OTERM   CORTERM     OLTV   RATE      FPDATE      NDDATE   S_MATDATE    PANDI

 3302444884   5b      Primary      SFR             360       352       65   5.75    8/1/2005    3/1/2006    7/1/2035   5,650.01
 6062679979   5b      Primary      SFR             360       353    48.91   5.75    9/1/2005    3/1/2006    8/1/2035   2,626.08
 6087194202   5b      Primary      SFR             360       352    62.65  5.875    8/1/2005    4/1/2006    7/1/2035   2,594.25
 6119810056   5b      Secondary    PUD             360       353       80  5.875    9/1/2005    3/1/2006    8/1/2035   2,586.21
 6159632287   5b      Secondary    PUD             360       353    72.41   5.75    9/1/2005    3/1/2006    8/1/2035   3,063.76
 6403661579   5b      Primary      SFR             360       352    79.36      6    8/1/2005    3/1/2006    7/1/2035   3,330.60
 6466361521   5b      Primary      SFR             360       353    69.06  5.875    9/1/2005    3/1/2006    8/1/2035   2,614.60
 6487256502   5b      Primary      SFR             360       352    68.95   5.75    8/1/2005    3/1/2006    7/1/2035   2,877.02
 6527027178   5b      Primary      2-Family        360       352       80      6    8/1/2005    3/1/2006    7/1/2035   3,558.94
 6718634378   5b      Secondary    SFR             360       352       80  5.875    8/1/2005    3/1/2006    7/1/2035   3,028.68
 6736275360   5b      Primary      PUD             360       353       52   5.75    9/1/2005    4/1/2006    8/1/2035   3,793.23
 6883145598   5b      Primary      SFR             360       353    74.83   5.75    9/1/2005    3/1/2006    8/1/2035   5,240.49
 6948330508   5b      Primary      SFR             360       352    57.46  5.875    8/1/2005    4/1/2006    7/1/2035   4,418.79
 6973309104   5b      Primary      Cooperative     360       352    69.68      6    8/1/2005    3/1/2006    7/1/2035   3,417.44
 6981141572   5b      Primary      SFR             360       352    55.59  5.875    8/1/2005    3/1/2006    7/1/2035   5,590.04
 3302543438   5b      Primary      SFR             360       354       80   5.75   10/1/2005    3/1/2006    9/1/2035   2,544.38
 3302899046   5b      Primary      SFR             360       354       80   5.75   10/1/2005    3/1/2006    9/1/2035   2,801.15
 6008105691   5b      Primary      SFR             360       353     61.5   5.75    9/1/2005    3/1/2006    8/1/2035   3,104.61
 6048251208   5b      Primary      PUD             360       354       80  5.875   10/1/2005    4/1/2006    9/1/2035   2,744.74
 6058637585   5b      Primary      PUD             360       353       80      6    9/1/2005    3/1/2006    8/1/2035   2,757.94
 6065274596   5b      Primary      PUD             360       354    68.64      6   10/1/2005    3/1/2006    9/1/2035   3,057.71
 6096120974   5b      Primary      PUD             360       354    75.53   6.25   10/1/2005    3/1/2006    9/1/2035   3,534.22
 6108150563   5b      Primary      SFR             360       354    76.92   5.75   10/1/2005    3/1/2006    9/1/2035   3,501.44
 6127042619   5b      Primary      SFR             360       354       80  6.125   10/1/2005    4/1/2006    9/1/2035   3,086.67
 6340702189   5b      Primary      SFR             360       354    66.97   5.75   10/1/2005    3/1/2006    9/1/2035   2,970.39
 6417085617   5b      Primary      SFR             360       353    75.74      6    9/1/2005    3/1/2006    8/1/2035   3,669.16
 6467138837   5b      Primary      SFR             360       354       70  5.875   10/1/2005    3/1/2006    9/1/2035   3,809.51
 6559392631   5b      Primary      SFR             360       354    69.87   5.75   10/1/2005    4/1/2006    9/1/2035   5,806.56
 6584321035   5b      Primary      Condominium     360       353    77.72  5.875    9/1/2005    3/1/2006    8/1/2035   4,436.54
 6619824375   5b      Primary      PUD             360       354    67.09   5.75   10/1/2005    3/1/2006    9/1/2035   4,306.77
 6858020636   5b      Primary      SFR             360       354       62  5.875   10/1/2005    3/1/2006    9/1/2035   4,584.42
 6869371879   5b      Primary      SFR             300       293    66.56  5.875    9/1/2005    3/1/2006    8/1/2030   4,174.09
 6894164125   5b      Primary      SFR             360       352    79.28  5.875    8/1/2005    3/1/2006    7/1/2035   2,602.77
 6982953272   5b      Secondary    PUD             360       354       80  5.875   10/1/2005    3/1/2006    9/1/2035   4,022.46
 3302654573   5b      Primary      Condominium     360       354       80  5.375   10/1/2005    4/1/2006    9/1/2035   2,777.46
 3302759133   5b      Primary      PUD             360       354       80  5.625   10/1/2005    3/1/2006    9/1/2035   2,698.68
 3302841238   5b      Primary      SFR             360       354       80  5.875   10/1/2005    4/1/2006    9/1/2035   3,549.23
 3303036473   5b      Primary      PUD             360       355       80  5.875   11/1/2005    3/1/2006   10/1/2035   3,975.14
 3303115111   5b      Primary      Condominium     360       355    63.39   5.75   11/1/2005    3/1/2006   10/1/2035   2,334.30
 6053166937   5b      Secondary    Condominium     360       355       80  5.875   11/1/2005    3/1/2006   10/1/2035   2,496.29
 6098222901   5b      Primary      PUD             360       354    59.59      6   10/1/2005    3/1/2006    9/1/2035   2,997.76
 6126143608   5b      Primary      PUD             240       235    79.92  5.875   11/1/2005    3/1/2006   10/1/2025   3,153.99
 6134646899   5b      Primary      SFR             360       355    57.61   5.75   11/1/2005    3/1/2006   10/1/2035   7,732.35
 6139133919   5b      Primary      SFR             360       355       80   5.75   11/1/2005    4/1/2006   10/1/2035   3,174.64
 6332320305   5b      Primary      SFR             360       355       80   5.75   11/1/2005    3/1/2006   10/1/2035   3,501.44
 6346944355   5b      Secondary    SFR             360       355    76.18   5.75   11/1/2005    3/1/2006   10/1/2035   3,676.51
 6354237569   5b      Primary      SFR             360       354    53.93   6.25   10/1/2005    6/1/2006    9/1/2035   2,573.20
 6398128436   5b      Primary      SFR             360       355       80      6   11/1/2005    3/1/2006   10/1/2035   2,748.34
 6398533700   5b      Primary      PUD             360       355    65.92   5.75   11/1/2005    3/1/2006   10/1/2035   4,616.07
 6418601842   5b      Primary      SFR             360       355       75   5.75   11/1/2005    3/1/2006   10/1/2035   5,339.70
 6477859091   5b      Primary      PUD             360       355    57.78      6   11/1/2005    3/1/2006   10/1/2035   3,117.67
 6496571099   5b      Primary      SFR             360       355    52.16  5.875   11/1/2005    3/1/2006   10/1/2035   2,854.17
 6560961705   5b      Primary      PUD             360       355    62.94  5.625   11/1/2005    3/1/2006   10/1/2035   2,590.46
 6622780481   5b      Secondary    PUD             360       356       90   5.75   12/1/2005    4/1/2006   11/1/2035   2,746.88
 6665086440   5b      Primary      SFR             360       355    73.29  5.875   11/1/2005    3/1/2006   10/1/2035   3,034.59
 6674159923   5b      Primary      SFR             360       354    45.45  6.125   10/1/2005    3/1/2006    9/1/2035   2,734.25
 6684579649   5b      Primary      SFR             360       354    67.88   6.25   10/1/2005    3/1/2006    9/1/2035   3,448.02
 6784574987   5b      Secondary    SFR             360       355       80      6   11/1/2005    4/1/2006   10/1/2035   3,717.22
 6798468614   5b      Primary      SFR             360       356    66.67      6   12/1/2005    3/1/2006   11/1/2035   2,997.76
 6904920383   5b      Primary      SFR             360       355    69.77  5.875   11/1/2005    3/1/2006   10/1/2035   3,549.23
 6921213358   5b      Primary      PUD             360       353       80  5.875    9/1/2005    4/1/2006    8/1/2035   2,792.06

  LOANID        PTDATE     OBAL           COBAL        PURPOSE    DOC              OAPPVAL        FRTRDATE     CEILING   FLOOR

 3302444884   2/1/2006     968,175.00     959,951.37   Purchase   Rapid            1,500,000.00   00/00/0000         0       0
 6062679979   2/1/2006     450,000.00     446,663.54   C/O Refi   SISA               920,000.00   00/00/0000         0       0
 6087194202   3/1/2006     438,560.00     434,921.05   R/T Refi   All Ready Home     700,000.00   00/00/0000         0       0
 6119810056   2/1/2006     437,200.00     433,623.72   Purchase   Rapid              550,500.00   00/00/0000         0       0
 6159632287   2/1/2006     525,000.00     520,886.36   Purchase   Rapid              725,000.00   00/00/0000         0       0
 6403661579   2/1/2006     555,515.00     551,012.61   C/O Refi   Standard           700,000.00   00/00/0000         0       0
 6466361521   2/1/2006     442,000.00     438,798.80   C/O Refi   Rapid              640,000.00   00/00/0000         0       0
 6487256502   2/1/2006     493,000.00     488,648.50   C/O Refi   Rapid              715,000.00   00/00/0000         0       0
 6527027178   2/1/2006     593,600.00     588,788.92   Purchase   SISA               742,000.00   00/00/0000         0       0
 6718634378   2/1/2006     512,000.00     507,751.62   Purchase   Rapid              655,000.00   00/00/0000         0       0
 6736275360   3/1/2006     650,000.00     645,180.63   R/T Refi   Standard         1,250,000.00   00/00/0000         0       0
 6883145598   2/1/2006     898,000.00     891,338.79   R/T Refi   Rapid            1,200,000.00   00/00/0000         0       0
 6948330508   3/1/2006     747,000.00     740,801.75   R/T Refi   SISA             1,300,000.00   00/00/0000         0       0
 6973309104   2/1/2006     570,000.00     565,380.24   R/T Refi   Rapid              818,000.00   00/00/0000         0       0
 6981141572   2/1/2006     945,000.00     937,158.81   C/O Refi   Rapid            1,700,000.00   00/00/0000         0       0
 3302543438   2/1/2006     436,000.00     433,235.80   Purchase   Rapid              560,000.00   00/00/0000         0       0
 3302899046   2/1/2006     480,000.00     476,956.86   Purchase   Standard           635,000.00   00/00/0000         0       0
 6008105691   2/1/2006     532,000.00     528,055.56   C/O Refi   Rapid              865,000.00   00/00/0000         0       0
 6048251208   3/1/2006     464,000.00     459,911.81   C/O Refi   Rapid              580,000.00   00/00/0000         0       0
 6058637585   2/1/2006     460,000.00     456,745.94   C/O Refi   Rapid              575,000.00   00/00/0000         0       0
 6065274596   2/1/2006     510,000.00     506,915.41   C/O Refi   Rapid              743,000.00   00/00/0000         0       0
 6096120974   2/1/2006     574,000.00     570,042.91   C/O Refi   Standard           760,000.00   00/00/0000         0       0
 6108150563   2/1/2006     600,000.00     596,148.75   Purchase   Rapid              780,000.00   00/00/0000         0       0
 6127042619   3/1/2006     508,000.00     504,999.43   Purchase   Rapid              635,000.00   00/00/0000         0       0
 6340702189   2/1/2006     509,000.00     504,765.76   R/T Refi   Standard           760,000.00   00/00/0000         0       0
 6417085617   2/1/2006     611,985.00     607,655.86   R/T Refi   All Ready Home     808,000.00   00/00/0000         0       0
 6467138837   2/1/2006     644,000.00     640,009.44   C/O Refi   Rapid              920,000.00   00/00/0000         0       0
 6559392631   3/1/2006     995,000.00     988,691.74   R/T Refi   Rapid            1,424,000.00   00/00/0000         0       0
 6584321035   2/1/2006     750,000.00     744,568.08   Purchase   Rapid              965,000.00   00/00/0000         0       0
 6619824375   2/1/2006     738,000.00     733,320.68   R/T Refi   Reduced          1,100,000.00   00/00/0000         0       0
 6858020636   2/1/2006     775,000.00     770,200.69   C/O Refi   Standard         1,250,000.00   00/00/0000         0       0
 6869371879   2/1/2006     655,600.00     648,749.36   C/O Refi   Standard           985,000.00   00/00/0000         0       0
 6894164125   2/1/2006     440,000.00     428,862.99   Purchase   Standard           555,000.00   00/00/0000         0       0
 6982953272   2/1/2006     680,000.00     675,788.99   Purchase   Rapid              858,000.00   00/00/0000         0       0
 3302654573   3/1/2006     496,000.00     492,627.68   Purchase   Standard           620,000.00   00/00/0000         0       0
 3302759133   2/1/2006     468,800.00     465,757.46   Purchase   Standard           590,000.00   00/00/0000         0       0
 3302841238   3/1/2006     600,000.00     596,284.40   Purchase   Standard           750,000.00   00/00/0000         0       0
 3303036473   2/1/2006     672,000.00     668,540.59   Purchase   Standard           840,000.00   00/00/0000         0       0
 3303115111   2/1/2006     400,000.00     372,626.79   Purchase   Standard           631,000.00   00/00/0000         0       0
 6053166937   2/1/2006     422,000.00     419,827.59   Purchase   Rapid              528,000.00   00/00/0000         0       0
 6098222901   2/1/2006     500,000.00     496,613.17   Purchase   Rapid              858,000.00   00/00/0000         0       0
 6126143608   2/1/2006     444,700.00     439,767.88   Purchase   Rapid              590,000.00   00/00/0000         0       0
 6134646899   2/1/2006   1,325,000.00   1,318,016.44   R/T Refi   Rapid            2,300,000.00   00/00/0000         0       0
 6139133919   3/1/2006     544,000.00     541,132.79   Purchase   Standard           680,000.00   00/00/0000         0       0
 6332320305   2/1/2006     600,000.00     596,837.64   Purchase   Rapid              750,000.00   00/00/0000         0       0
 6346944355   2/1/2006     630,000.00     626,274.71   Purchase   Standard           830,000.00   00/00/0000         0       0
 6354237569   5/1/2006     417,919.00     395,940.89   R/T Refi   All Ready Home     775,000.00   00/00/0000         0       0
 6398128436   2/1/2006     458,400.00     456,095.37   R/T Refi   Standard           573,000.00   00/00/0000         0       0
 6398533700   2/1/2006     791,000.00     786,830.94   R/T Refi   Standard         1,200,000.00   00/00/0000         0       0
 6418601842   2/1/2006     915,000.00     910,177.39   R/T Refi   SISA             1,220,000.00   00/00/0000         0       0
 6477859091   2/1/2006     520,000.00     517,385.44   C/O Refi   Rapid              900,000.00   00/00/0000         0       0
 6496571099   2/1/2006     482,500.00     479,933.55   R/T Refi   SISA               925,000.00   00/00/0000         0       0
 6560961705   2/1/2006     450,000.00     447,571.92   Purchase   Standard           785,000.00   00/00/0000         0       0
 6622780481   3/1/2006     470,700.00     468,720.06   Purchase   Standard           524,000.00   00/00/0000         0       0
 6665086440   2/1/2006     513,000.00     510,359.12   R/T Refi   Standard           700,000.00   00/00/0000         0       0
 6674159923   2/1/2006     449,999.00     447,001.30   R/T Refi   All Ready Home     990,000.00   00/00/0000         0       0
 6684579649   2/1/2006     560,000.00     556,770.08   C/O Refi   All Ready Home     825,000.00   00/00/0000         0       0
 6784574987   3/1/2006     620,000.00     616,882.88   Purchase   Standard           775,000.00   00/00/0000         0       0
 6798468614   2/1/2006     500,000.00     497,993.98   C/O Refi   Rapid              750,000.00   00/00/0000         0       0
 6904920383   2/1/2006     600,000.00     596,705.67   C/O Refi   Standard           860,000.00   00/00/0000         0       0
 6921213358   3/1/2006     472,000.00     468,581.53   Purchase   Standard           590,000.00   00/00/0000         0       0

  LOANID      CAPINT   MARGIN   INDEX   ODATE       ORIGINATOR        SERVICER          LPMI   SVCFEE

 3302444884        0        0   FIX     6/29/2005   Bank of America   Bank of America      0     0.25
 6062679979        0        0   FIX     6/29/2005   Bank of America   Bank of America      0     0.25
 6087194202        0        0   FIX     6/22/2005   Bank of America   Bank of America      0     0.25
 6119810056        0        0   FIX      7/8/2005   Bank of America   Bank of America      0     0.25
 6159632287        0        0   FIX     7/18/2005   Bank of America   Bank of America      0     0.25
 6403661579        0        0   FIX     6/27/2005   Bank of America   Bank of America      0     0.25
 6466361521        0        0   FIX     7/14/2005   Bank of America   Bank of America      0     0.25
 6487256502        0        0   FIX     6/22/2005   Bank of America   Bank of America      0     0.25
 6527027178        0        0   FIX     6/29/2005   Bank of America   Bank of America      0     0.25
 6718634378        0        0   FIX     6/16/2005   Bank of America   Bank of America      0     0.25
 6736275360        0        0   FIX     7/15/2005   Bank of America   Bank of America      0     0.25
 6883145598        0        0   FIX     7/19/2005   Bank of America   Bank of America      0     0.25
 6948330508        0        0   FIX      6/6/2005   Bank of America   Bank of America      0     0.25
 6973309104        0        0   FIX     6/16/2005   Bank of America   Bank of America      0     0.25
 6981141572        0        0   FIX     6/15/2005   Bank of America   Bank of America      0     0.25
 3302543438        0        0   FIX      8/1/2005   Bank of America   Bank of America      0     0.25
 3302899046        0        0   FIX     8/15/2005   Bank of America   Bank of America      0     0.25
 6008105691        0        0   FIX     7/26/2005   Bank of America   Bank of America      0     0.25
 6048251208        0        0   FIX     8/12/2005   Bank of America   Bank of America      0     0.25
 6058637585        0        0   FIX     7/19/2005   Bank of America   Bank of America      0     0.25
 6065274596        0        0   FIX     8/11/2005   Bank of America   Bank of America      0     0.25
 6096120974        0        0   FIX      8/8/2005   Bank of America   Bank of America      0     0.25
 6108150563        0        0   FIX      8/8/2005   Bank of America   Bank of America      0     0.25
 6127042619        0        0   FIX      8/3/2005   Bank of America   Bank of America      0     0.25
 6340702189        0        0   FIX     8/11/2005   Bank of America   Bank of America      0     0.25
 6417085617        0        0   FIX     7/11/2005   Bank of America   Bank of America      0     0.25
 6467138837        0        0   FIX      8/1/2005   Bank of America   Bank of America      0     0.25
 6559392631        0        0   FIX     8/12/2005   Bank of America   Bank of America      0     0.25
 6584321035        0        0   FIX     7/28/2005   Bank of America   Bank of America      0     0.25
 6619824375        0        0   FIX      8/8/2005   Bank of America   Bank of America      0     0.25
 6858020636        0        0   FIX     7/29/2005   Bank of America   Bank of America      0     0.25
 6869371879        0        0   FIX     7/19/2005   Bank of America   Bank of America      0     0.25
 6894164125        0        0   FIX      6/3/2004   Bank of America   Bank of America      0     0.25
 6982953272        0        0   FIX     8/10/2005   Bank of America   Bank of America      0     0.25
 3302654573        0        0   FIX      8/9/2005   Bank of America   Bank of America      0     0.25
 3302759133        0        0   FIX     8/26/2005   Bank of America   Bank of America      0     0.25
 3302841238        0        0   FIX     8/18/2005   Bank of America   Bank of America      0     0.25
 3303036473        0        0   FIX     9/27/2005   Bank of America   Bank of America      0     0.25
 3303115111        0        0   FIX     9/21/2005   Bank of America   Bank of America      0     0.25
 6053166937        0        0   FIX     9/27/2005   Bank of America   Bank of America      0     0.25
 6098222901        0        0   FIX     8/22/2005   Bank of America   Bank of America      0     0.25
 6126143608        0        0   FIX     9/14/2005   Bank of America   Bank of America      0     0.25
 6134646899        0        0   FIX     9/14/2005   Bank of America   Bank of America      0     0.25
 6139133919        0        0   FIX      9/7/2005   Bank of America   Bank of America      0     0.25
 6332320305        0        0   FIX     9/19/2005   Bank of America   Bank of America      0     0.25
 6346944355        0        0   FIX     9/21/2005   Bank of America   Bank of America      0     0.25
 6354237569        0        0   FIX     8/22/2005   Bank of America   Bank of America      0     0.25
 6398128436        0        0   FIX     9/21/2005   Bank of America   Bank of America      0     0.25
 6398533700        0        0   FIX     9/16/2005   Bank of America   Bank of America      0     0.25
 6418601842        0        0   FIX     9/28/2005   Bank of America   Bank of America      0     0.25
 6477859091        0        0   FIX     9/19/2005   Bank of America   Bank of America      0     0.25
 6496571099        0        0   FIX     9/27/2005   Bank of America   Bank of America      0     0.25
 6560961705        0        0   FIX     9/30/2005   Bank of America   Bank of America      0     0.25
 6622780481        0        0   FIX    10/12/2005   Bank of America   Bank of America      0     0.25
 6665086440        0        0   FIX     9/16/2005   Bank of America   Bank of America      0     0.25
 6674159923        0        0   FIX     8/12/2005   Bank of America   Bank of America      0     0.25
 6684579649        0        0   FIX     8/11/2005   Bank of America   Bank of America      0     0.25
 6784574987        0        0   FIX     9/27/2005   Bank of America   Bank of America      0     0.25
 6798468614        0        0   FIX    10/14/2005   Bank of America   Bank of America      0     0.25
 6904920383        0        0   FIX     9/16/2005   Bank of America   Bank of America      0     0.25
 6921213358        0        0   FIX      8/5/2005   Bank of America   Bank of America      0     0.25

                                     D-5B-1

                                   EXHIBIT D-6

                       LOAN GROUP 6 MORTGAGE LOAN SCHEDULE

   LOANID     GROUP   OCC          PROPTYPE      OTERM   CORTERM    OLTV   RATE       FPDATE     NDDATE   S_MATDATE      PANDI

 6757272197       6   Primary      SFR             360       317   68.18    6.75    9/1/2002   4/1/2006    8/1/2032   4,864.49
 6499469176       6   Primary      SFR             360       315   47.88   6.875    7/1/2002   3/1/2006    6/1/2032   4,088.73
 6229753014       6   Primary      SFR             360       317      40   6.875    9/1/2002   3/1/2006    8/1/2032   3,284.65
 4564677914       6   Primary      Condominium     180        92      75   6.625   12/1/1998   3/1/2006   11/1/2013   4,839.95
 4064990940       6   Primary      PUD             180        91      80   6.625   11/1/1998   3/1/2006   10/1/2013   4,007.16
   27056274       6   Primary      SFR             180        93      70       7    1/1/1999   3/1/2006   12/1/2013   4,863.56
   26574772       6   Primary      SFR             360       269    74.6       7    9/1/1998   3/1/2006    8/1/2028   3,126.93
   26440156       6   Primary      PUD             360       268      70       7    8/1/1998   3/1/2006    7/1/2028   5,681.69
   22340731       6   Primary      SFR             180        92   78.39   6.625   12/1/1998   3/1/2006   11/1/2013   4,267.05
   22186993       6   Primary      SFR             360       270      80   7.125   10/1/1998   3/1/2006    9/1/2028   4,306.41
   22169452       6   Primary      SFR             360       269      80   6.625    9/1/1998   3/1/2006    8/1/2028   3,073.50
   22076988       6   Primary      PUD             360       269      70    6.25    9/1/1998   3/1/2006    8/1/2028   3,986.77
   22041321       6   Primary      SFR             360       269      65   6.875    9/1/1998   4/1/2006    8/1/2028   4,269.71
 4166138000       6   Primary      SFR             180        93   25.97    6.25    1/1/1999   3/1/2006   12/1/2013   8,573.81
 4465462259       6   Primary      PUD             180        92   70.14       6   12/1/1998   3/1/2006   11/1/2013   4,219.29
 6025765741       6   Primary      SFR             360       317   74.31   6.625    9/1/2002   3/1/2006    8/1/2032   3,877.65
 6025856862       6   Primary      2-Family        360       318      80   6.625   10/1/2002   3/1/2006    9/1/2032   3,585.75
 6039775942       6   Primary      SFR             360       318   73.77   6.625   10/1/2002   3/1/2006    9/1/2032   2,881.40
 6040923689       6   Primary      SFR             180       138   66.96    6.25   10/1/2002   3/1/2006    9/1/2017   6,430.68
 6045904650       6   Primary      SFR             180       133   40.33    6.25    5/1/2002   3/1/2006    4/1/2017   3,716.93
 6067793817       6   Primary      PUD             360       318   39.27   6.625   10/1/2002   3/1/2006    9/1/2032   2,766.15
 6078070429       6   Primary      PUD             360       317   79.71    6.75    9/1/2002   4/1/2006    8/1/2032   4,032.66
 6079895105       6   Primary      SFR             360       318      80   6.625   10/1/2002   3/1/2006    9/1/2032   3,124.72
 6091087848       6   Primary      SFR             360       318   79.37   6.375   10/1/2002   3/1/2006    9/1/2032   3,144.31
 6093562137       6   Primary      PUD             360       318   65.39   6.375   10/1/2002   3/1/2006    9/1/2032   3,830.57
 6113191982       6   Primary      SFR             360       318   79.23       6   10/1/2002   3/1/2006    9/1/2032   3,087.69
 6116756112       6   Primary      PUD             180       138      80   6.125   10/1/2002   3/1/2006    9/1/2017   4,219.11
 6123689264       6   Secondary    PUD             360       317   48.78   6.625    9/1/2002   3/1/2006    8/1/2032   3,841.87
 6132117026       6   Secondary    SFR             180       138      80   6.125   10/1/2002   3/1/2006    9/1/2017   4,273.55
 6180078708       6   Primary      SFR             360       318   44.94   6.625   10/1/2002   3/1/2006    9/1/2032   3,726.62
 6228142573       6   Primary      SFR             360       318   58.65     6.5   10/1/2002   3/1/2006    9/1/2032   3,484.44
 6251909161       6   Primary      SFR             336       294   72.34   6.375   10/1/2002   4/1/2006    9/1/2030   2,948.88
 6252972655       6   Primary      PUD             180       137      73   6.625    9/1/2002   3/1/2006    8/1/2017   4,486.55
 6277457500       6   Primary      PUD             360       318   62.75   6.625   10/1/2002   3/1/2006    9/1/2032   2,672.02
 6301270648       6   Primary      SFR             360       318      50     6.5   10/1/2002   3/1/2006    9/1/2032   6,320.69
 6314874378       6   Primary      PUD             360       318   79.25   6.625   10/1/2002   3/1/2006    9/1/2032   2,765.51
 6329339797       6   Secondary    Condominium     360       318   69.71    6.75   10/1/2002   3/1/2006    9/1/2032   4,702.34
 6333517032       6   Secondary    PUD             180       137   39.47   6.125    9/1/2002   3/1/2006    8/1/2017   3,827.82
 6346518308       6   Primary      SFR             180       129   60.61     6.5    1/1/2002   3/1/2006   12/1/2016   4,355.54
 6389585180       6   Secondary    SFR             180       134   42.99   6.875    6/1/2002   3/1/2006    5/1/2017   3,757.39
 6428497074       6   Primary      SFR             360       318   57.43   6.375   10/1/2002   3/1/2006    9/1/2032   3,134.95
 6456842167       6   Primary      SFR             360       318   75.61   6.375   10/1/2002   3/1/2006    9/1/2032   2,688.63
 6479420413       6   Primary      SFR             360       318   31.67   6.625   10/1/2002   3/1/2006    9/1/2032   3,041.48
 6489866167       6   Primary      SFR             360       318   16.67   6.625   10/1/2002   3/1/2006    9/1/2032   3,521.72
 6496018968       6   Primary      PUD             360       318      70     6.5   10/1/2002   3/1/2006    9/1/2032   4,601.46
 6501498510       6   Primary      SFR             360       318   43.64     6.5   10/1/2002   3/1/2006    9/1/2032   2,970.72
 6511227016       6   Primary      SFR             360       318      72     6.5   10/1/2002   4/1/2006    9/1/2032   2,844.31
 6511562925       6   Primary      SFR             180       138   73.98   6.125   10/1/2002   4/1/2006    9/1/2017   3,555.62
 6536889279       6   Primary      Condominium     180       138      75    6.25   10/1/2002   3/1/2006    9/1/2017   7,073.74
 6544032771       6   Primary      PUD             180       138   67.55    6.25   10/1/2002   4/1/2006    9/1/2017   4,343.71
 6546820728       6   Primary      PUD             180       138   73.53   6.375   10/1/2002   3/1/2006    9/1/2017   4,321.26
 6559810947       6   Secondary    SFR             360       318   75.74     6.5   10/1/2002   3/1/2006    9/1/2032   3,255.16
 6595977999       6   Primary      SFR             360       317   49.27     6.5    9/1/2002   3/1/2006    8/1/2032   3,191.95
 6609210338       6   Primary      PUD             360       318   58.33    6.75   10/1/2002   3/1/2006    9/1/2032   2,724.12
 6629442960       6   Primary      SFR             360       318   64.27    6.25   10/1/2002   3/1/2006    9/1/2032   2,967.76
 6633977720       6   Primary      SFR             360       318      80    6.75   10/1/2002   4/1/2006    9/1/2032   3,823.62
 6636053149       6   Primary      PUD             360       318   43.14     6.5   10/1/2002   4/1/2006    9/1/2032   3,571.82
 6644543842       6   Secondary    2-Family        180       137   51.28   6.375    9/1/2002   3/1/2006    8/1/2017   8,642.51
 6665035488       6   Primary      SFR             360       318      75   6.625   10/1/2002   3/1/2006    9/1/2032   3,649.78
 6670144648       6   Primary      SFR             180       131   62.98    5.75    3/1/2002   3/1/2006    2/1/2017   3,974.43
 6680277222       6   Primary      PUD             360       318      64   6.625   10/1/2002   3/1/2006    9/1/2032   2,868.60
 6681195019       6   Primary      SFR             360       318   62.81   6.625   10/1/2002   3/1/2006    9/1/2032   2,976.33
 6690984429       6   Primary      SFR             360       317   45.45    6.75    9/1/2002   4/1/2006    8/1/2032   6,485.99
 6726159699       6   Primary      SFR             360       318      80   6.625   10/1/2002   4/1/2006    9/1/2032   2,917.26
 6740259210       6   Primary      SFR             180       134   49.18    6.25    6/1/2002   3/1/2006    5/1/2017   3,710.50
 6761162574       6   Primary      SFR             360       318   65.71     6.5   10/1/2002   3/1/2006    9/1/2032   4,361.27
 6802598695       6   Primary      PUD             180       138   78.63    6.25   10/1/2002   4/1/2006    9/1/2017   4,415.73
 6802921525       6   Primary      SFR             360       318      80    6.25   10/1/2002   3/1/2006    9/1/2032   3,115.53
 6825269613       6   Secondary    PUD             360       317   35.22   6.375    9/1/2002   3/1/2006    8/1/2032   3,911.67
 6835767341       6   Primary      SFR             360       318    49.6     6.5   10/1/2002   3/1/2006    9/1/2032   2,774.78
 6859863141       6   Primary      SFR             360       318      70   6.125   10/1/2002   3/1/2006    9/1/2032   3,296.29
 6868310670       6   Secondary    SFR             360       318      80   6.625   10/1/2002   3/1/2006    9/1/2032   2,817.37
 6902863551       6   Primary      SFR             360       318      80   6.625   10/1/2002   3/1/2006    9/1/2032   2,817.37
 6907321209       6   Primary      PUD             360       318      80    6.75   10/1/2002   3/1/2006    9/1/2032   2,879.78
 6911914411       6   Primary      PUD             360       317   79.37     6.5    9/1/2002   3/1/2006    8/1/2032   3,160.34
 6940889501       6   Primary      Condominium     360       318   75.41   6.625   10/1/2002   4/1/2006    9/1/2032   3,572.94
 6990957927       6   Secondary    SFR             180       138      80   6.125   10/1/2002   7/1/2006    9/1/2017   3,742.75
 7016071487       6   Primary      PUD             360       317      80   6.625    9/1/2002   3/1/2006    8/1/2032   3,688.20
 7016090974       6   Primary      SFR             240       197   38.83   6.625    9/1/2002   4/1/2006    8/1/2022   4,307.01
 7016147881       6   Primary      SFR             360       318   51.08     6.5   10/1/2002   3/1/2006    9/1/2032   3,874.58
 7016286838       6   Primary      SFR             360       318   49.11   6.625   10/1/2002   3/1/2006    9/1/2032   2,672.98

   LOANID     PTDATE       OBAL           COBAL       PURPOSE    DOC                     OAPPVAL       FRTRDATE     CEILING   FLOOR

 6757272197   3/1/2006     750,000.00    705,786.13   Purchase   Rapid                  1,100,000.00   00/00/0000         0       0
 6499469176   2/1/2006     622,400.00    591,809.07   R/T Refi   Standard               1,300,000.00   00/00/0000         0       0
 6229753014   2/1/2006     500,000.00    479,583.61   Purchase   Reduced                1,250,000.00   00/00/0000         0       0
 4564677914   2/1/2006     551,250.00    239,938.16   Purchase   No Ratio                 735,000.00   00/00/0000         0       0
 4064990940   2/1/2006     456,400.00    253,949.91   Purchase   No Ratio                 571,000.00   00/00/0000         0       0
   27056274   2/1/2006     541,100.00    348,333.60   Purchase   No Ratio                 775,000.00   00/00/0000         0       0
   26574772   2/1/2006     470,000.00    423,915.20   Purchase   No Ratio                 630,000.00   00/00/0000         0       0
   26440156   2/1/2006     854,000.00    769,081.27   Purchase   No Ratio               1,220,000.00   00/00/0000         0       0
   22340731   2/1/2006     486,000.00    275,202.34   R/T Refi   N/A due to Seasoning     620,000.00   00/00/0000         0       0
   22186993   2/1/2006     639,200.00    555,223.83   Purchase   N/A due to Seasoning     800,000.00   00/00/0000         0       0
   22169452   2/1/2006     480,000.00    427,816.51   Purchase   N/A due to Seasoning     600,000.00   00/00/0000         0       0
   22076988   2/1/2006     647,500.00    576,209.17   Purchase   N/A due to Seasoning     925,000.00   00/00/0000         0       0
   22041321   3/1/2006     649,950.00    538,422.40   R/T Refi   N/A due to Seasoning   1,000,000.00   00/00/0000         0       0
 4166138000   2/1/2006     999,950.00    630,717.14   R/T Refi   N/A due to Seasoning   3,850,000.00   00/00/0000         0       0
 4465462259   2/1/2006     500,000.00    310,532.28   Purchase   N/A due to Seasoning     713,000.00   00/00/0000         0       0
 6025765741   2/1/2006     605,587.00    579,736.63   R/T Refi   Reduced                  815,000.00   00/00/0000         0       0
 6025856862   2/1/2006     560,000.00    536,697.14   Purchase   Standard                 700,000.00   00/00/0000         0       0
 6039775942   2/1/2006     450,000.00    431,290.93   Purchase   Rapid                    610,000.00   00/00/0000         0       0
 6040923689   2/1/2006     750,000.00    631,825.72   R/T Refi   Rapid                  1,120,000.00   00/00/0000         0       0
 6045904650   2/1/2006     433,500.00    347,836.25   R/T Refi   Reduced                1,075,000.00   00/00/0000         0       0
 6067793817   2/1/2006     432,000.00    414,039.08   R/T Refi   Reduced                1,100,000.00   00/00/0000         0       0
 6078070429   3/1/2006     621,750.00    566,661.23   R/T Refi   Rapid                    780,000.00   00/00/0000         0       0
 6079895105   2/1/2006     488,000.00    347,280.41   R/T Refi   Standard                 610,000.00   00/00/0000         0       0
 6091087848   2/1/2006     504,000.00    481,941.50   Purchase   Rapid                    640,000.00   00/00/0000         0       0
 6093562137   2/1/2006     614,000.00    575,113.04   R/T Refi   Rapid                    939,000.00   00/00/0000         0       0
 6113191982   2/1/2006     515,000.00    491,105.26   Purchase   Rapid                    650,000.00   00/00/0000         0       0
 6116756112   2/1/2006     496,000.00    417,180.78   Purchase   Rapid                    620,000.00   00/00/0000         0       0
 6123689264   2/1/2006     600,000.00    574,387.40   Purchase   Reduced                1,315,000.00   00/00/0000         0       0
 6132117026   2/1/2006     502,400.00    404,791.75   Purchase   Rapid                    628,000.00   00/00/0000         0       0
 6180078708   2/1/2006     582,000.00    557,802.55   R/T Refi   Rapid                  1,295,000.00   00/00/0000         0       0
 6228142573   2/1/2006     551,275.00    525,468.96   R/T Refi   Standard                 940,000.00   00/00/0000         0       0
 6251909161   3/1/2006     461,500.00    438,175.40   R/T Refi   Reduced                  638,000.00   00/00/0000         0       0
 6252972655   2/1/2006     511,000.00    430,422.47   R/T Refi   Reduced                  700,000.00   00/00/0000         0       0
 6277457500   2/1/2006     417,300.00    399,950.45   R/T Refi   Reduced                  665,000.00   00/00/0000         0       0
 6301270648   2/1/2006   1,000,000.00    957,493.62   R/T Refi   Rapid                  2,000,000.00   00/00/0000         0       0
 6314874378   2/1/2006     431,900.00    413,943.22   R/T Refi   All Ready Home           545,000.00   00/00/0000         0       0
 6329339797   2/1/2006     725,000.00    695,520.09   R/T Refi   Reduced                1,040,000.00   00/00/0000         0       0
 6333517032   2/1/2006     450,000.00    371,431.67   C/O Refi   Standard               1,140,000.00   00/00/0000         0       0
 6346518308   2/1/2006     500,000.00    403,541.13   C/O Refi   Standard                 825,000.00   00/00/0000         0       0
 6389585180   2/1/2006     421,300.00    346,777.63   R/T Refi   All Ready Home           980,000.00   00/00/0000         0       0
 6428497074   2/1/2006     502,500.00    480,664.60   R/T Refi   Reduced                  875,000.00   00/00/0000         0       0
 6456842167   2/1/2006     430,960.00    412,233.43   Purchase   Reduced                  570,000.00   00/00/0000         0       0
 6479420413   2/1/2006     475,000.00    441,486.19   C/O Refi   Rapid                  1,500,000.00   00/00/0000         0       0
 6489866167   2/1/2006     550,000.00    527,133.02   C/O Refi   Standard               3,300,000.00   00/00/0000         0       0
 6496018968   2/1/2006     728,000.00    696,933.99   Purchase   Rapid                  1,040,000.00   00/00/0000         0       0
 6501498510   2/1/2006     470,000.00    403,238.06   R/T Refi   Reduced                1,077,000.00   00/00/0000         0       0
 6511227016   3/1/2006     450,000.00    430,872.15   Purchase   Reduced                  625,000.00   00/00/0000         0       0
 6511562925   3/1/2006     418,000.00    335,795.66   R/T Refi   Reduced                  565,000.00   00/00/0000         0       0
 6536889279   2/1/2006     825,000.00    695,008.67   Purchase   Rapid                  1,100,000.00   00/00/0000         0       0
 6544032771   3/1/2006     506,600.00    378,898.30   C/O Refi   Standard                 750,000.00   00/00/0000         0       0
 6546820728   2/1/2006     500,000.00    421,885.17   C/O Refi   Standard                 680,000.00   00/00/0000         0       0
 6559810947   2/1/2006     515,000.00    491,440.48   R/T Refi   Reduced                  680,000.00   00/00/0000         0       0
 6595977999   2/1/2006     505,000.00    482,961.39   R/T Refi   Reduced                1,025,000.00   00/00/0000         0       0
 6609210338   2/1/2006     420,000.00    402,921.69   Purchase   Reduced                  720,000.00   00/00/0000         0       0
 6629442960   2/1/2006     482,000.00    460,061.51   C/O Refi   Standard                 750,000.00   00/00/0000         0       0
 6633977720   3/1/2006     589,520.00    565,548.93   Purchase   Reduced                  785,400.00   00/00/0000         0       0
 6636053149   3/1/2006     565,100.00    540,678.52   C/O Refi   Rapid                  1,310,000.00   00/00/0000         0       0
 6644543842   2/1/2006   1,000,000.00    839,610.81   Purchase   Standard               1,950,000.00   00/00/0000         0       0
 6665035488   2/1/2006     570,000.00    546,213.93   Purchase   Reduced                  770,000.00   00/00/0000         0       0
 6670144648   2/1/2006     478,610.00    386,011.60   R/T Refi   Reduced                  760,000.00   00/00/0000         0       0
 6680277222   2/1/2006     448,000.00    428,717.85   R/T Refi   Reduced                  700,000.00   00/00/0000         0       0
 6681195019   2/1/2006     464,825.00    445,499.45   R/T Refi   Rapid                    740,000.00   00/00/0000         0       0
 6690984429   3/1/2006   1,000,000.00    958,248.15   R/T Refi   Rapid                  2,200,000.00   00/00/0000         0       0
 6726159699   3/1/2006     455,600.00    432,182.53   Purchase   Rapid                    569,500.00   00/00/0000         0       0
 6740259210   2/1/2006     432,750.00    357,259.81   R/T Refi   Standard                 880,000.00   00/00/0000         0       0
 6761162574   2/1/2006     690,000.00    660,670.88   C/O Refi   Standard               1,050,000.00   00/00/0000         0       0
 6802598695   3/1/2006     515,000.00    410,900.93   R/T Refi   Reduced                  655,000.00   00/00/0000         0       0
 6802921525   2/1/2006     506,000.00    483,524.84   Purchase   Reduced                  635,000.00   00/00/0000         0       0
 6825269613   2/1/2006     627,000.00    599,026.90   R/T Refi   Standard               1,780,000.00   00/00/0000         0       0
 6835767341   2/1/2006     439,000.00    412,740.52   R/T Refi   Rapid                    885,000.00   00/00/0000         0       0
 6859863141   2/1/2006     542,500.00    517,871.18   Purchase   Rapid                    775,000.00   00/00/0000         0       0
 6868310670   2/1/2006     440,000.00    421,706.71   Purchase   Reduced                  550,000.00   00/00/0000         0       0
 6902863551   2/1/2006     440,000.00    421,706.71   Purchase   Rapid                    550,000.00   00/00/0000         0       0
 6907321209   2/1/2006     444,000.00    425,946.01   Purchase   Rapid                    556,000.00   00/00/0000         0       0
 6911914411   2/1/2006     500,000.00    477,727.67   Purchase   Standard                 635,000.00   00/00/0000         0       0
 6940889501   3/1/2006     558,000.00    531,227.72   R/T Refi   All Ready Home           740,000.00   00/00/0000         0       0
 6990957927   6/1/2006     440,000.00    366,019.74   Purchase   Rapid                    550,000.00   00/00/0000         0       0
 7016071487   2/1/2006     576,000.00    551,411.68   Purchase   Reduced                  720,000.00   00/00/0000         0       0
 7016090974   3/1/2006     572,017.00    516,424.76   R/T Refi   Reduced                1,473,000.00   00/00/0000         0       0
 7016147881   2/1/2006     613,000.00    586,943.71   R/T Refi   Reduced                1,200,000.00   00/00/0000         0       0
 7016286838   2/1/2006     417,450.00    400,094.21   R/T Refi   Reduced                  850,000.00   00/00/0000         0       0

   LOANID     CAPINT   MARGIN   INDEX     ODATE       ORIGINATOR         SERVICER          LPMI   SVCFEE

 6757272197        0        0   FIX       7/26/2002   Bank of America    Bank of America      0     0.25
 6499469176        0        0   FIX       5/24/2002   Bank of America    Bank of America      0     0.25
 6229753014        0        0   FIX       6/28/2002   Bank of America    Bank of America      0     0.25
 4564677914        0        0   FIX       9/25/1998   Bank of America    Bank of America      0     0.25
 4064990940        0        0   FIX        9/3/1998   Bank of America    Bank of America      0     0.25
   27056274        0        0   FIX      11/11/1998   Bank of America    Bank of America      0     0.25
   26574772        0        0   FIX       7/28/1998   Bank of America    Bank of America      0     0.25
   26440156        0        0   FIX       6/15/1998   Bank of America    Bank of America      0     0.25
   22340731        0        0   FIX      10/19/1998   Bank of America    Bank of America      0     0.25
   22186993        0        0   FIX       8/21/1998   Bank of America    Bank of America      0     0.25
   22169452        0        0   FIX       7/31/1998   Bank of America    Bank of America      0     0.25
   22076988        0        0   FIX        7/6/1998   Bank of America    Bank of America      0     0.25
   22041321        0        0   FIX        7/2/1998   Bank of America    Bank of America      0     0.25
 4166138000        0        0   FIX      11/18/1998   Bank of America    Bank of America      0     0.25
 4465462259        0        0   FIX      10/22/1998   Bank of America    Bank of America      0     0.25
 6025765741        0        0   FIX       7/31/2002   Bank of America    Bank of America      0     0.25
 6025856862        0        0   FIX        8/8/2002   Bank of America    Bank of America      0     0.25
 6039775942        0        0   FIX        8/9/2002   Bank of America    Bank of America      0     0.25
 6040923689        0        0   FIX        8/7/2002   Bank of America    Bank of America      0     0.25
 6045904650        0        0   FIX       2/26/2002   Bank of America    Bank of America      0     0.25
 6067793817        0        0   FIX       8/16/2002   Bank of America    Bank of America      0     0.25
 6078070429        0        0   FIX       7/31/2002   Bank of America    Bank of America      0     0.25
 6079895105        0        0   FIX        8/5/2002   Bank of America    Bank of America      0     0.25
 6091087848        0        0   FIX       8/26/2002   Bank of America    Bank of America      0     0.25
 6093562137        0        0   FIX        8/4/2002   Bank of America    Bank of America      0     0.25
 6113191982        0        0   FIX       8/14/2002   Bank of America    Bank of America      0     0.25
 6116756112        0        0   FIX        8/9/2002   Bank of America    Bank of America      0     0.25
 6123689264        0        0   FIX       7/29/2002   Bank of America    Bank of America      0     0.25
 6132117026        0        0   FIX       8/12/2002   Bank of America    Bank of America      0     0.25
 6180078708        0        0   FIX        8/9/2002   Bank of America    Bank of America      0     0.25
 6228142573        0        0   FIX        8/8/2002   Bank of America    Bank of America      0     0.25
 6251909161        0        0   FIX       8/19/2002   Bank of America    Bank of America      0     0.25
 6252972655        0        0   FIX       7/23/2002   Bank of America    Bank of America      0     0.25
 6277457500        0        0   FIX       8/22/2002   Bank of America    Bank of America      0     0.25
 6301270648        0        0   FIX       8/13/2002   Bank of America    Bank of America      0     0.25
 6314874378        0        0   FIX       8/21/2002   Bank of America    Bank of America      0     0.25
 6329339797        0        0   FIX       8/27/2002   Bank of America    Bank of America      0     0.25
 6333517032        0        0   FIX        8/2/2002   Bank of America    Bank of America      0     0.25
 6346518308        0        0   FIX      11/15/2001   Bank of America    Bank of America      0     0.25
 6389585180        0        0   FIX       4/11/2002   Bank of America    Bank of America      0     0.25
 6428497074        0        0   FIX       8/12/2002   Bank of America    Bank of America      0     0.25
 6456842167        0        0   FIX       8/12/2002   Bank of America    Bank of America      0     0.25
 6479420413        0        0   FIX       7/19/2002   Bank of America    Bank of America      0     0.25
 6489866167        0        0   FIX       8/13/2002   Bank of America    Bank of America      0     0.25
 6496018968        0        0   FIX       7/29/2002   Bank of America    Bank of America      0     0.25
 6501498510        0        0   FIX       8/23/2002   Bank of America    Bank of America      0     0.25
 6511227016        0        0   FIX        8/9/2002   Bank of America    Bank of America      0     0.25
 6511562925        0        0   FIX       8/16/2002   Bank of America    Bank of America      0     0.25
 6536889279        0        0   FIX       8/21/2002   Bank of America    Bank of America      0     0.25
 6544032771        0        0   FIX       8/14/2002   Bank of America    Bank of America      0     0.25
 6546820728        0        0   FIX        8/7/2002   Bank of America    Bank of America      0     0.25
 6559810947        0        0   FIX        8/9/2002   Bank of America    Bank of America      0     0.25
 6595977999        0        0   FIX       7/29/2002   Bank of America    Bank of America      0     0.25
 6609210338        0        0   FIX       8/15/2002   Bank of America    Bank of America      0     0.25
 6629442960        0        0   FIX       8/21/2002   Bank of America    Bank of America      0     0.25
 6633977720        0        0   FIX        8/6/2002   Bank of America    Bank of America      0     0.25
 6636053149        0        0   FIX        8/1/2002   Bank of America    Bank of America      0     0.25
 6644543842        0        0   FIX       7/15/2002   Bank of America    Bank of America      0     0.25
 6665035488        0        0   FIX        8/7/2002   Bank of America    Bank of America      0     0.25
 6670144648        0        0   FIX      12/26/2001   Bank of America    Bank of America      0     0.25
 6680277222        0        0   FIX       8/23/2002   Bank of America    Bank of America      0     0.25
 6681195019        0        0   FIX       8/15/2002   Bank of America    Bank of America      0     0.25
 6690984429        0        0   FIX       7/22/2002   Bank of America    Bank of America      0     0.25
 6726159699        0        0   FIX       8/15/2002   Bank of America    Bank of America      0     0.25
 6740259210        0        0   FIX       4/10/2002   Bank of America    Bank of America      0     0.25
 6761162574        0        0   FIX       8/14/2002   Bank of America    Bank of America      0     0.25
 6802598695        0        0   FIX       8/21/2002   Bank of America    Bank of America      0     0.25
 6802921525        0        0   FIX       8/13/2002   Bank of America    Bank of America      0     0.25
 6825269613        0        0   FIX       7/25/2002   Bank of America    Bank of America      0     0.25
 6835767341        0        0   FIX       8/27/2002   Bank of America    Bank of America      0     0.25
 6859863141        0        0   FIX        8/2/2002   Bank of America    Bank of America      0     0.25
 6868310670        0        0   FIX       8/28/2002   Bank of America    Bank of America      0     0.25
 6902863551        0        0   FIX        8/9/2002   Bank of America    Bank of America      0     0.25
 6907321209        0        0   FIX       8/15/2002   Bank of America    Bank of America      0     0.25
 6911914411        0        0   FIX        8/1/2002   Bank of America    Bank of America      0     0.25
 6940889501        0        0   FIX        8/7/2002   Bank of America    Bank of America      0     0.25
 6990957927        0        0   FIX       8/30/2002   Bank of America    Bank of America      0     0.25
 7016071487        0        0   FIX       7/31/2002   Bank of America    Bank of America      0     0.25
 7016090974        0        0   FIX       7/12/2002   Bank of America    Bank of America      0     0.25
 7016147881        0        0   FIX       8/23/2002   Bank of America    Bank of America      0     0.25
 7016286838        0        0   FIX       8/20/2002   Bank of America    Bank of America      0     0.25

                                      D-6-1

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                 March 30, 2006

To:   U.S. Bank National Association
      4527 Metropolitan Ct., Suite C
      Frederick, MD  21704
      Attention:  Tina Radtke

Re:   The Pooling and Servicing Agreement dated March 30, 2006, among Banc of
      America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
      Securities Administrator and Master Servicer, and U.S. Bank National
      Association, as Trustee.

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                           Reason: ___________________

                                        By:_____________________________________
                                              (authorized signer of Bank of
                                              America, National Association)

                                        Issuer:_________________________________

                                       E-1

                                        Address:________________________________
                                        ________________________________________

                                        Date:___________________________________

Custodian

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:

___________________________________  _______________
Signature         Date

Documents returned to Custodian:

___________________________________  _______________
Custodian         Date

                                       E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                 March 30, 2006

      [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated March 30, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and
U.S. Bank National Association, as Trustee.

                                        [_______________],

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                       F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-3

Re:   Banc of America Funding Corporation, Mortgage Pass-Through Certificates,
      Series 2006-3, Class ___, having an initial aggregate Certificate Balance as of March 30, 2006 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated March 30, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master
Servicer, and U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

            1.    The Transferor is the lawful owner of the Transferred
      Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2.    Neither the Transferor nor anyone acting on its behalf has (a)
      offered, transferred, pledged, sold or otherwise disposed of any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the
      Transferred Certificates under the Securities Act of 1933, as amended (the
      "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or

                                      G-1-1

      any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                      G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-3

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-3, Class ___, having an initial aggregate
            Certificate Balance as of March 30, 2006 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated March 30, 2006, among Banc of America Funding
Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator
and Master Servicer, and U.S. Bank National Association, as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities
Administrator, that:

            1.    The Transferee is a "qualified institutional buyer" (a
      "Qualified Institutional Buyer") as that term is defined in Rule 144A
      ("Rule 144A") under the Securities Act of 1933, as amended (the "1933
      Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
      (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified
      Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2.    The Transferee has been furnished with all information
      regarding (a) the Depositor, (b) the Transferred Certificates and
      distributions thereon, (c) the nature, performance and servicing of the
      Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust
      created pursuant thereto, (e) any credit enhancement mechanism

                                     G-2A-1

      associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the
      Nominee Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                     G-2A-2

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2.    The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________ 1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

      ___   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue
            Code of 1986.

      ___   Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the
            District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
            Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

____________________

1 Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case,
Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4

            association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the
            Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___   Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S.
            territory or the District of Columbia.

      ___   State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
            1974.

      ___   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the
Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.

                                     G-2A-5

Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____   ____      Will the Transferee be purchasing the Transferred
            Yes    No        Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ________________________________________
                                        Print Name of Transferee

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________
                                        Date: __________________________________

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2.    The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the
cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____  The Transferee owned and/or invested on a discretionary basis
            $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
            144A).

      ____  The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the
            Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

      4.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____   ____      Will the Transferee be purchasing the Transferred
            Yes    No        Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Transferee or Adviser

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        IF AN ADVISER:

                                        ________________________________________
                                        Print Name of Transferee

                                        By: ____________________________________
                                        Date: __________________________________

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-3

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-3, Class ___, having an initial aggregate
            Certificate Principal Balance as of March 30, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
March 30, 2006, among Banc of America Funding Corporation, as Depositor, Wells
Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank
National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

      1.    Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2.    Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Securities Administrator is obligated so to register or qualify the
Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities
Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the
Securities Administrator shall

                                     G-2B-1

require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing
Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and
Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Seller, their affiliates or both.

      3.    The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
      AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
      WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
      TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT
      AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING
      AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
      BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
      INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
      SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF
      1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW
      ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
      "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF
      ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE
      MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER
      (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE
      SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
      BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT
      SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF
      FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL
      ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
      TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY
      12, 1995)), THERE IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF
      SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD
      BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS
      MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
      SECTION V(A)(1) OF PTE 95-60) OR BY

                                     G-2B-2

      THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES
      AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED
      UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS
      THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60
      APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
      TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR
      HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
      CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
      MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT
      SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR
      OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE
      POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE
      OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS
      REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING
      SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER
      OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
      SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES
      THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER
      RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
      PURPORTED TRANSFEREE.

      4.    Neither the Transferee nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action, that (in the case of any of the acts described in clauses (a) through (d) above) would constitute a distribution of the
Transferred Certificates under the 1933 Act, would render the disposition of the
Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred
Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5.    The Transferee has been furnished with all information regarding (a)
the Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

                                     G-2B-3

      6.    The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred
Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the
Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________
                                        Date: __________________________________

                                     G-2B-4

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-3

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-3, Class ___, having an initial aggregate
            Certificate Principal Balance as of March 30, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
March 30, 2006, among Banc of America Funding Corporation, as Depositor, Wells
Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank
National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as
Securities Administrator, either that:

      (a)   it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the
Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b)   with respect to the Class B-4, Class B-5 and Class B-6 Certificates,
it is an insurance company and the source of funds used to purchase the
Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"),
60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s)
held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under
Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

                                       H-1

      Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________
                                        Date: __________________________________

                                       H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                              RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-3

STATE OF                  )
                          ) ss:
COUNTY OF                 )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.    The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated March 30, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and
U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.
The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2.    The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the
Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3.    The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4.    The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a
Permitted Transferee is the record Holder of an interest in such entity. The
Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual

                                       I-1

knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5.    The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6.    The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

      7.    The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

      8.    The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the
Residual Certificate.

      9.    The taxpayer identification number of the Transferee's nominee is
___________.

      10.   The Transferee is a (i) U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the
Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual
Certificate will not be disregarded for federal income tax purposes..

      11.   The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                       I-2

      12.   The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other
U.S. Person.

      13.   If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations
Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

      14.   The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of such a plan or arrangement.

      15.   The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

      16.   The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                      * * *

                                       I-3

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        ________________________________________
                                        Print Name of Transferee

                                        By: ____________________________________
                                            Name:
                                            Title:

      Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the
Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____

                                        ________________________________________
                                                     NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ______________, ____

                                       I-4

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

      The consideration paid to the Transferee to acquire the Residual
      Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
      1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
      Code and the compounding period used by the Transferee.

                                       OR

      The transfer of the Residual Certificate complies with U.S. Treasury
      Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i)   the Transferee is an "eligible corporation," as defined in U.S.
            Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii)  at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury
            Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv)  the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee)
            that it has determined in good faith; and

                                       I-5

      (v)   in the event of any transfer of the Residual Certificate by the
            Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                       I-6

                                    EXHIBIT J
                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland

                                       J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                                 March 30, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145
Attention:  Corporate Trust Services - BAFC 2006-3

      Re:   The Pooling and Servicing Agreement, dated March 30, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
            Bank, N.A., as securities administrator and master servicer and U.S.
            Bank National Association, as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       K-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S.BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [_______________________,
                                        as Custodian]

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                       K-2

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                            [___________ ___, _____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145
Attention:  Corporate Trust Services - BAFC 2006-3

      Re:   The Pooling and Servicing Agreement, dated March 30, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
            Bank, N.A., as securities administrator and master servicer and U.S.
            Bank National Association, as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       L-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [_______________________,
                                        as Custodian]

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                       L-2

                                    EXHIBIT M

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-3

      I, [________], a [_____________] of Wells Fargo Bank, N.A. (the "Master
Servicer"), certify that:

      1.    I have reviewed this report on Form 10-K and all reports on Form
            10-D required to be filed in respect of the period covered by this report on Form 10-K of the Banc of America Funding 2006-3 Trust (the
            "Exchange Act Periodic Reports");

      2.    Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3.    Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic
            Reports;

      4.    I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated March 30, 2006, among Banc of America Funding
            Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National
            Association, as trustee; and

      5.    All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules
            13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank of America, National
Association, National City Mortgage Co., SunTrust Mortgage, Inc., U.S. Bank
National Association and Washington Mutual Bank.

                                                 [_________], 20[__]

                                       M-1

                                    EXHIBIT N

                     FORM OF CERTIFICATION TO BE PROVIDED BY
               THE SECURITIES ADMINISTRATOR TO THE MASTER SERVICER

                       Banc of America Funding Corporation
                Mortgage Pass-Through Certificates, Series 2006-3

            The Securities Administrator hereby certifies to the Master Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1.    I have reviewed the annual report on Form 10-K for the calendar year
[___] and the Monthly Form 10-D's containing the Distribution Date Statements filed in respect of periods included in the year covered by such annual report;

      2.    Based on my knowledge, the distribution information in the
Distribution Date Statements contained in the Monthly Form 10-D's included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

      3.    Based on my knowledge, the distribution, servicing or other information required to be provided to the Securities Administrator by the
Master Servicer under the Pooling and Servicing Agreement, dated March 30, 2006, among Banc of America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National
Association, as trustee, for inclusion in these reports is included in these reports.

                                        WELLS FARGO BANK, N.A.
                                               as Securities Administrator

                                        By: ____________________________________
                                            Name:
                                            Title:

                                       N-1

                                    EXHIBIT O

                            PLANNED BALANCE SCHEDULES

                                [to be inserted]

                                       O-1

                                    EXHIBIT P

                                   [Reserved]

                                       P-1

                                    EXHIBIT Q

                           Relevant Servicing Criteria

      For purposes of this Exhibit Q, "NC" shall refer to National City
Mortgage, "ST" shall refer to SunTrust, "WAMU" shall refer to Washington Mutual and "WFB" shall refer to Wells Fargo Bank, each in its capacity as a Servicer.

------------------------------------------------------------------------------------------------------------------------------------
                                    SERVICING CRITERIA                                                 PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
     REFERENCE                                    CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                      GENERAL SERVICING CONSIDERATIONS
------------------------------------------------------------------------------------------------------------------------------------

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or       Master Servicer, Securities
                   other triggers and events of default in accordance with the transaction    Administrator, BANA, NC, ST, WAMU and
                   agreements.                                                                WFB

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties,      Master Servicer, Securities
                   policies and procedures are instituted to monitor the third party's        Administrator, BANA,, NC, ST, WAMU
                   performance and compliance with such servicing activities.                 and WFB

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up       Not applicable
                   servicer for the mortgage loans are maintained.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the        BANA,, NC, ST, WAMU and WFB
                   party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
                                      CASH COLLECTION AND ADMINISTRATION
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial    Master Servicer, Securities
                   bank accounts and related bank clearing accounts no more than two          Administrator, BANA, NC, ST, WAMU and
                   business days following receipt, or such other number of days specified    WFB
                   in the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an      Master Servicer, Securities
                   investor are made only by authorized personnel.                            Administrator, BANA, NC, ST, WAMU and
                                                                                              WFB

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or       Master Servicer, Securities
                   distributions, and any interest or other fees charged for such             Administrator, BANA, NC, ST, WAMU and
                   advances, are made, reviewed and approved as specified in the              WFB
                   transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------

                                       Q-1

------------------------------------------------------------------------------------------------------------------------------------
                                    SERVICING CRITERIA                                                 PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
     REFERENCE                                    CRITERIA
------------------------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts    Master Servicer, Securities
                   or accounts established as a form of overcollateralization, are            Administrator, BANA, NC, ST, WAMU and
                   separately maintained (e.g., with respect to commingling of cash) as       WFB
                   set forth in the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository     Master Servicer, Securities
                   institution as set forth in the transaction agreements.  For purposes      Administrator, BANA, NC, ST, WAMU and
                   of this criterion, "federally insured depository institution" with         WFB
                   respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.      Master Servicer, Securities
                                                                                              Administrator, BANA, NC, ST, WAMU and
                                                                                              WFB

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed       Master Servicer, Securities
                   securities related bank accounts, including custodial accounts and         Administrator, BANA, NC, ST, WAMU and
                   related bank clearing accounts.  These reconciliations are (A)             WFB
                   mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
                                      INVESTOR REMITTANCES AND REPORTING
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission,     Master Servicer, Securities
                   are maintained in accordance with the transaction agreements and           Administrator, BANA, NC, ST, WAMU and
                   applicable Commission requirements.   Specifically, such reports (A)       WFB
                   are prepared in accordance with timeframes and other terms  set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations;
                   and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                   Servicer.

------------------------------------------------------------------------------------------------------------------------------------

                                       Q-2

------------------------------------------------------------------------------------------------------------------------------------
                                    SERVICING CRITERIA                                                 PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
     REFERENCE                                    CRITERIA
------------------------------------------------------------------------------------------------------------------------------------

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with     Master Servicer, Securities
                   timeframes, distribution priority and other terms set forth in the         Administrator, BANA, NC, ST, WAMU and
                   transaction agreements.                                                    WFB

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days      Master Servicer, Securities
                   to the Servicer's investor records, or such other number of days           Administrator, BANA, NC, ST, WAMU and
                   specified in the transaction agreements.                                   WFB

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with          Master Servicer, Securities
                   cancelled checks, or other form of payment, or custodial bank              Administrator, BANA, NC, ST, WAMU and
                   statements.                                                                WFB

------------------------------------------------------------------------------------------------------------------------------------
                                          POOL ASSET ADMINISTRATION
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by      Custodian, BANA, NC, ST, WAMU and WFB
                   the transaction agreements or related mortgage loan documents.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the     Custodian, BANA, NC, ST, WAMU and WFB
                   transaction agreements

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made,       BANA, NC, ST, WAMU and WFB
                   reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance      BANA, NC, ST, WAMU and WFB
                   with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the         BANA, NC, ST, WAMU and WFB
                   Servicer's records with respect to an obligor's unpaid principal balance.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage       BANA, NC, ST, WAMU and WFB
                   loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

------------------------------------------------------------------------------------------------------------------------------------

                                       Q-3

------------------------------------------------------------------------------------------------------------------------------------
                                    SERVICING CRITERIA                                                 PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
     REFERENCE                                    CRITERIA
------------------------------------------------------------------------------------------------------------------------------------

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,              BANA, NC, ST, WAMU and WFB
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period    BANA, NC, ST, WAMU and WFB
                   a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary
                   (e.g., illness or unemployment).

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans        BANA, NC, ST, WAMU and WFB
                   with variable rates are computed based on the related mortgage loan documents.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow           BANA, NC, ST, WAMU and WFB
                   accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance            BANA, NC, ST, WAMU and WFB
                   payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on    BANA, NC, ST, WAMU and WFB
                   behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

------------------------------------------------------------------------------------------------------------------------------------

                                       Q-4

------------------------------------------------------------------------------------------------------------------------------------
                                    SERVICING CRITERIA                                                 PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
     REFERENCE                                    CRITERIA
------------------------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two           BANA, NC, ST, WAMU and WFB
                   business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized       Master Servicer, Securities
                   and recorded in accordance with the transaction agreements.                Administrator, BANA, NC, ST, WAMU and
                                                                                              WFB

------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support, identified in Item              Master Servicer and Securities
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as     Administrator
                   set forth in the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------

                                       Q-5

                                    EXHIBIT R

                         Additional Form 10-D Disclosure

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-D                                         PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

  ITEM 1: DISTRIBUTION AND POOL PERFORMANCE INFORMATION                        Master Servicer
                                                                          Securities Administrator
Any  information  required by 1121 which is NOT  included                         Depositor
on the Monthly Statement
-------------------------------------------------------------------------------------------------------------------
                ITEM 2: LEGAL PROCEEDINGS

Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to  Certificateholders,  including any proceeding  sknown
to be contemplated by governmental authorities:
-------------------------------------------------------------------------------------------------------------------
o  Issuing Entity (Trust Fund)                                Trustee, Master Servicer, Securities Administrator
                                                                                and Depositor
-------------------------------------------------------------------------------------------------------------------
o  Sponsor (Seller)                                            Seller (if a party to the Pooling and Servicing
                                                                           Agreement) or Depositor
-------------------------------------------------------------------------------------------------------------------
o  Depositor                                                                      Depositor
-------------------------------------------------------------------------------------------------------------------
o  Trustee                                                                         Trustee
-------------------------------------------------------------------------------------------------------------------
o  Securities Administrator                                               Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Master Servicer                                                             Master Servicer
-------------------------------------------------------------------------------------------------------------------
o  Custodian                                                                      Custodian
-------------------------------------------------------------------------------------------------------------------
o  1110(b) Originator                                                             Depositor
-------------------------------------------------------------------------------------------------------------------
o  Any 1108(a)(2) Servicer (other than the Master                              Master Servicer
Servicer or Securities Administrator)
-------------------------------------------------------------------------------------------------------------------
o  Any other party contemplated by 1100(d)(1)                                     Depositor
-------------------------------------------------------------------------------------------------------------------
      ITEM 3: SALE OF SECURITIES AND USE OF PROCEEDS                              Depositor

Information from Item 2(a) of Part II of Form 10-Q:

With  respect to any sale of  securities  by the sponsor,
depositor or issuing entity,  that are backed by the same
asset  pool  or  are  otherwise  issued  by  the  issuing
entity, whether or not registered,  provide the sales and
use of  proceeds  information  in Item 701 of  Regulation
S-K.  Pricing  information  can be omitted if  securities
were not registered.
-------------------------------------------------------------------------------------------------------------------
         ITEM 4: DEFAULTS UPON SENIOR SECURITIES                          Securities Administrator

Information from Item 3 of Part II of Form 10-Q:
-------------------------------------------------------------------------------------------------------------------

                                       R-1

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-D                                         PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

Report  the  occurrence  of any Event of  Default  (after
expiration  of any  grace  period  and  provision  of any
required notice)
-------------------------------------------------------------------------------------------------------------------
   ITEM 5: SUBMISSION OF MATTERS TO A VOTE OF SECURITY                    Securities Administrator
                         HOLDERS

Information from Item 4 of Part II of Form 10-Q
-------------------------------------------------------------------------------------------------------------------
       ITEM 6: SIGNIFICANT OBLIGORS OF POOL ASSETS                                Depositor

Item 1112(b) - Significant Obligor Financial Information*
-------------------------------------------------------------------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Item.
-------------------------------------------------------------------------------------------------------------------
  ITEM 7: SIGNIFICANT ENHANCEMENT PROVIDER INFORMATION

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
-------------------------------------------------------------------------------------------------------------------
o  Determining applicable disclosure threshold                            Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Requesting required financial  information or effecting                Securities Administrator
incorporation by reference
-------------------------------------------------------------------------------------------------------------------
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
-------------------------------------------------------------------------------------------------------------------
o  Determining current maximum probable exposure                                  Depositor
-------------------------------------------------------------------------------------------------------------------
o  Determining current significance percentage                            Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Requesting required financial  information or effecting                Securities Administrator
incorporation by reference
-------------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
-------------------------------------------------------------------------------------------------------------------
                ITEM 8: OTHER INFORMATION                     Any party responsible for the applicable Form 8-K
                                                                               Disclosure item
Disclose any information  required to be reported on Form
8-K during  the  period  covered by the Form 10-D but not
reported
-------------------------------------------------------------------------------------------------------------------
                    ITEM 9: EXHIBITS
-------------------------------------------------------------------------------------------------------------------
         Monthly Statement to Certificateholders                          Securities Administrator
-------------------------------------------------------------------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
-------------------------------------------------------------------------------------------------------------------

                                       R-2

                                    EXHIBIT S

                         Additional Form 10-K Disclosure

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                         PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

           ITEM 1B: UNRESOLVED STAFF COMMENTS                                     Depositor

-------------------------------------------------------------------------------------------------------------------
               ITEM 9B: OTHER INFORMATION                       Any party responsible for disclosure items on
Disclose any information  required to be reported on Form                          Form 8-K
8-K during the  fourth  quarter  covered by the Form 10-K
but not reported
-------------------------------------------------------------------------------------------------------------------
    ITEM 15: EXHIBITS, FINANCIAL STATEMENT SCHEDULES                      Securities Administrator
                                                                                  Depositor
-------------------------------------------------------------------------------------------------------------------
REG AB ITEM 1112(B): SIGNIFICANT OBLIGORS OF POOL ASSETS
-------------------------------------------------------------------------------------------------------------------
Significant Obligor Financial Information*                                        Depositor
-------------------------------------------------------------------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Item.
-------------------------------------------------------------------------------------------------------------------
   REG AB ITEM 1114(B)(2): CREDIT ENHANCEMENT PROVIDER
                  FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------------------------------
o  Determining applicable disclosure threshold                            Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Requesting required financial  information or effecting                Securities Administrator
incorporation by reference
-------------------------------------------------------------------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Items.
-------------------------------------------------------------------------------------------------------------------
 REG AB ITEM 1115(B): DERIVATIVE COUNTERPARTY FINANCIAL
                       INFORMATION
-------------------------------------------------------------------------------------------------------------------
o  Determining current maximum probable exposure                                  Depositor
-------------------------------------------------------------------------------------------------------------------
o  Determining current significance percentage                            Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Requesting required financial  information or effecting                Securities Administrator
incorporation by reference
-------------------------------------------------------------------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Items.
-------------------------------------------------------------------------------------------------------------------
           REG AB ITEM 1117: LEGAL PROCEEDINGS

Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to  Certificateholders,  including any proceeding  sknown
to be contemplated by
-------------------------------------------------------------------------------------------------------------------

                                       S-1

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                         PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

governmental authorities:
-------------------------------------------------------------------------------------------------------------------
o  Issuing Entity (Trust Fund)                                Trustee, Master Servicer, Securities Administrator
                                                                                and Depositor
-------------------------------------------------------------------------------------------------------------------
o  Sponsor (Seller)                                            Seller (if a party to the Pooling and Servicing
                                                                           Agreement) or Depositor
-------------------------------------------------------------------------------------------------------------------
o  Depositor                                                                      Depositor
-------------------------------------------------------------------------------------------------------------------
o  Trustee                                                                         Trustee
-------------------------------------------------------------------------------------------------------------------
o  Securities Administrator                                               Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Master Servicer                                                             Master Servicer
-------------------------------------------------------------------------------------------------------------------
o  Custodian                                                                      Custodian
-------------------------------------------------------------------------------------------------------------------
o  1110(b) Originator                                                             Depositor
-------------------------------------------------------------------------------------------------------------------
o  Any 1108(a)(2) Servicer (other than the Master                              Master Servicer
Servicer or Securities Administrator)
-------------------------------------------------------------------------------------------------------------------
o  Any other party contemplated by 1100(d)(1)                                     Depositor
-------------------------------------------------------------------------------------------------------------------
     REG AB ITEM 1119: AFFILIATIONS AND RELATIONSHIPS
-------------------------------------------------------------------------------------------------------------------
Whether (a) the Sponsor  (Seller),  Depositor  or Issuing                    Depositor as to (a)
Entity is an affiliate of the following parties,  and (b)                 Sponsor/Seller as to (a)
to the extent known and  material,  any of the  following
parties are affiliated with one another:

-------------------------------------------------------------------------------------------------------------------
o  Master Servicer                                                             Master Servicer
-------------------------------------------------------------------------------------------------------------------
o  Securities Administrator                                               Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Trustee                                                                         Trustee
-------------------------------------------------------------------------------------------------------------------
o  Any other 1108(a)(3) servicer                                               Master Servicer
-------------------------------------------------------------------------------------------------------------------
o  Any 1110 Originator                                                        Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any 1112(b) Significant Obligor                                            Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any 1114 Credit Enhancement Provider                                       Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any 1115 Derivate Counterparty Provider                                    Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any other 1101(d)(1) material party                                        Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
Whether  there  are  any  "outside  the  ordinary  course                    Depositor as to (a)
business  arrangements"  other than would be  obtained in                 Sponsor/Seller as to (a)
an  arm's  length  transaction  between  (a) the  Sponsor
(Seller),  Depositor  or Issuing  Entity on the one hand,
and  (b)  any  of  the   following   parties   (or  their
affiliates)  on the other hand,  that exist  currently or
within  the past two  years  and that are  material  to a
Certificateholder's understanding of the Certificates:

-------------------------------------------------------------------------------------------------------------------
o  Master Servicer                                                             Master Servicer
-------------------------------------------------------------------------------------------------------------------
o  Securities Administrator                                               Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Trustee                                                                         Trustee
-------------------------------------------------------------------------------------------------------------------
o  Any other 1108(a)(3) servicer                                               Master Servicer
-------------------------------------------------------------------------------------------------------------------

                                       S-2

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                         PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

o  Any 1110 Originator                                                         Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any 1112(b) Significant Obligor                                             Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any other 1101(d)(1) material party                                         Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
Whether  there are any specific  relationships  involving                     Depositor as to (a)
the  transaction  or the  pool  assets  between  (a)  the                  Sponsor/Seller as to (a)
Sponsor (Seller),  Depositor or Issuing Entity on the one
hand,  and (b) any of the  following  parties  (or  their
affiliates)  on the other hand,  that exist  currently or
within the past two years and that are material:

-------------------------------------------------------------------------------------------------------------------
o  Master Servicer                                                              Master Servicer
-------------------------------------------------------------------------------------------------------------------
o  Securities Administrator                                                Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Trustee                                                                          Trustee
-------------------------------------------------------------------------------------------------------------------
o  Any other 1108(a)(3) servicer                                                Master Servicer
-------------------------------------------------------------------------------------------------------------------
o  Any 1110 Originator                                                         Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any 1112(b) Significant Obligor                                             Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------
o  Any other 1101(d)(1) material party                                         Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------

                                       S-3

                                    EXHIBIT T

                               Form 8-K Disclosure

-------------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 8-K                                          PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

  ITEM 1.01- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                          All parties

Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
-------------------------------------------------------------------------------------------------------------------
ITEM 1.02- TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT                        All parties

Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
-------------------------------------------------------------------------------------------------------------------
          ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                                   Depositor

Disclosure  is  required   regarding  the  bankruptcy  or
receivership, with respect to any of the following:

-------------------------------------------------------------------------------------------------------------------
o  Sponsor (Seller)                                                      Depositor/Sponsor (Seller)
-------------------------------------------------------------------------------------------------------------------
o  Depositor                                                                      Depositor
-------------------------------------------------------------------------------------------------------------------
o  Master Servicer                                                             Master Servicer
-------------------------------------------------------------------------------------------------------------------
o  Affiliated Servicer                                                         Master Servicer
-------------------------------------------------------------------------------------------------------------------
o   Other Servicer servicing 20% or more of the pool                           Master Servicer
    assets at the time of the report
-------------------------------------------------------------------------------------------------------------------
o  Other material servicers                                                    Master Servicer
-------------------------------------------------------------------------------------------------------------------
o  Trustee                                                                         Trustee
-------------------------------------------------------------------------------------------------------------------
o  Securities Administrator                                               Securities Administrator
-------------------------------------------------------------------------------------------------------------------
o  Significant Obligor                                                            Depositor
-------------------------------------------------------------------------------------------------------------------
o  Credit Enhancer (10% or more)                                                  Depositor
-------------------------------------------------------------------------------------------------------------------
o  Derivative Counterparty                                                        Depositor
-------------------------------------------------------------------------------------------------------------------

                                       T-1

-------------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 8-K                                          PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

o  Custodian                                                                      Custodian
-------------------------------------------------------------------------------------------------------------------
     ITEM 2.04- TRIGGERING EVENTS THAT ACCELERATE OR                            Depositor
 INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION                       Master Servicer
         UNDER AN OFF-BALANCE SHEET ARRANGEMENT                           Securities Administrator

Includes an early  amortization,  performance  trigger or
other  event,  including  event of  default,  that  would
materially  alter the  payment  priority/distribution  of
cash flows/amortization schedule.

Disclosure  will be made of events  other than  waterfall
triggers  which are  disclosed in the monthly  statements
to the certificateholders.
-------------------------------------------------------------------------------------------------------------------
 ITEM 3.03- MATERIAL MODIFICATION TO RIGHTS OF SECURITY                   Securities Administrator
                         HOLDERS                                                   Trustee

Disclosure  is required of any material  modification  to
documents  defining  the  rights  of  Certificateholders,
including the Pooling and Servicing Agreement.
-------------------------------------------------------------------------------------------------------------------
  ITEM 5.03- AMENDMENTS OF ARTICLES OF INCORPORATION OR                           Depositor
              BYLAWS; CHANGE OF FISCAL YEAR
Disclosure   is  required  of  any   amendment   "to  the
governing documents of the issuing entity".
-------------------------------------------------------------------------------------------------------------------
 ITEM 6.01- ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL                          Depositor

-------------------------------------------------------------------------------------------------------------------
ITEM 6.02- CHANGE OF SERVICER OR SECURITIES ADMINISTRATOR                 Master Servicer/Securities
                                                                           Administrator/Depositor

Requires   disclosure   of  any   removal,   replacement,
substitution   or  addition   of  any  master   servicer,
affiliated  servicer,  other  servicer  servicing  10% or
more of pool  assets at time of  report,  other  material
servicers or trustee.
-------------------------------------------------------------------------------------------------------------------
Reg AB disclosure  about any new master  servicer is also                      Master Servicer
required.
-------------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                          Trustee
-------------------------------------------------------------------------------------------------------------------
   ITEM 6.03- CHANGE IN CREDIT ENHANCEMENT OR EXTERNAL               Depositor/Securities Administrator
                         SUPPORT
Covers  termination  of any  enhancement  in manner other
than by its terms,  the addition of an
-------------------------------------------------------------------------------------------------------------------

                                       T-2

-------------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 8-K                                          PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

enhancement,  or a material change in the enhancement
provided.  Applies to external credit enhancements as
well as derivatives.
-------------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
-------------------------------------------------------------------------------------------------------------------
   ITEM 6.04- FAILURE TO MAKE A REQUIRED DISTRIBUTION                     Securities Administrator
-------------------------------------------------------------------------------------------------------------------
      ITEM 6.05- SECURITIES ACT UPDATING DISCLOSURE                               Depositor

If any  material  pool  characteristic  differs  by 5% or
more at the time of issuance of the  securities  from the
description in the final prospectus,  provide updated Reg
AB disclosure about the actual asset pool.
-------------------------------------------------------------------------------------------------------------------
If there are any new  servicers or  originators  required                         Depositor
to be disclosed  under  Regulation  AB as a result of the
foregoing,  provide the  information  called for in Items
1108 and 1110 respectively.
-------------------------------------------------------------------------------------------------------------------
              ITEM 7.01- REG FD DISCLOSURE                                        Depositor
-------------------------------------------------------------------------------------------------------------------
                 ITEM 8.01- OTHER EVENTS                                          Depositor

   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
-------------------------------------------------------------------------------------------------------------------
      ITEM 9.01- FINANCIAL STATEMENTS AND EXHIBITS             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
-------------------------------------------------------------------------------------------------------------------

                                       T-3

                                    EXHIBIT U

                          Form of Back-up Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-3

      I, ________________________________, the _______________________ of [Wells
Fargo Bank, N.A.] (the ["Securities Administrator"]), certify to Wells Fargo
Bank, N.A. (the "Master Servicer") and its officers, with the knowledge and intent that they will rely upon this certification, that:

1.    I have reviewed the [compliance statement of the Securities Administrator provided in accordance with Item 1123 of Regulation AB (the "Compliance
      Statement")], the report on assessment of the [Securities Administrator's]
      compliance with the servicing criteria set forth in Item 1122(d) of
      Regulation AB (the "Servicing Criteria"), provided in accordance with
      Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended
      (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing
      Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all
      servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the [Securities Administrator]
      during 200[ ] that were delivered by the [Securities Administrator] to the
      Master Servicer pursuant to the Agreement (collectively, the "Servicing
      Information");

2.    Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

3.    Based on my knowledge, all of the Servicing Information required to be provided by the [Securities Administrator] under the Agreement has been provided to the Master Servicer;

4.    I am responsible for reviewing the activities performed by the [Securities
      Administrator] under the Agreement, and based on my knowledge [and the compliance review conducted in preparing the Compliance Statement] and except as disclosed in the Compliance Statement,] the Servicing Assessment
      or the Attestation Report, the [Securities Administrator] has fulfilled its obligations under the Agreement in all material respects; and

5.    [The Compliance Statement required to be delivered by the Securities
      Administrator pursuant to the Agreement, and the] [The] Servicing
      Assessment and Attestation Report required to be provided by the
      [Securities Administrator] and by any Subservicer or Subcontractor
      pursuant to the Agreement, have been provided to the Master Servicer.

                                       U-1

      Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

      In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: [_____________]

[_________], 200[_]

                                       By: ________________________________
                                           Name:
                                           Title:

                                       U-2

                                    EXHIBIT V

                       Additional Disclosure Notification

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
CTS.SEC.NOTIFICATIONS@WELLSFARGO.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Securities Administrator
Old Annapolis Road
Columbia, Maryland 21045
Attn:  Corporate Trust Services-  [DEAL NAME]--SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, , dated
as of [    ][ ], 2006, among [    ], as [    ], [    ], as [    ], [    ], as
[    ] and [    ], as [    ]. the undersigned, as [ ], hereby notifies you that
certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone
number: [   ]; email address: [   ].

                                           [NAME OF PARTY],
                                           as [role]

                                           By: _________________________________
                                               Name:
                                               Title:

                                       V-1